UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05555

SANFORD C. BERNSTEIN FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2018

Date of reporting period: March 31, 2018

ITEM 1. REPORTS TO STOCKHOLDERS.

SANFORD C. BERNSTEIN FUND, INC.

International Portfolio

Tax-Managed International Portfolio

Emerging Markets Portfolio

Short Duration Diversified Municipal Portfolio

New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

SEMI-ANNUAL REPORT

MARCH 31, 2018

Before investing in any portfolio of the Sanford C. Bernstein Fund, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolio’s prospectus, an additional copy of which may be obtained by visiting our website at www.Bernstein.com and clicking on “Investments”, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please visit our website at www.Bernstein.com and click on “Investments”, then “Mutual Fund Information—Mutual Fund Performance at a Glance”.

Sanford C. Bernstein Fund, Inc. (the “Fund”) operates as a series company currently comprised of 15 portfolios (hereafter collectively referred to as the “Portfolios” and each individually a “Portfolio”). This report relates only to the International Equity Portfolios, Fixed Income Municipal Portfolios and Fixed Income Taxable Portfolios (together the “SCB Portfolios”). The financial statements of the Overlay Portfolios and the financial highlights of Class A, Class B, Class C Shares, Advisor Class and Class Z Shares (collectively “Retail Classes”) of International, Tax-Managed International, Emerging Markets, New York Municipal, California Municipal, Diversified Municipal and Short Duration Plus Portfolios are presented in separate financial reports.

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund, Inc. prospectus for individuals who are not shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.AllianceBernstein.com, or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

The Report of Independent Registered Public Accounting Firm can be found with the applicable Portfolio’s Schedules of Investments. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

Investment Products Offered:    •  Are Not FDIC Insured  •  May Lose Value  •  Are Not Bank Guaranteed

Portfolio Manager Commentary (Unaudited)

To Our Shareholders—May 15, 2018

On the following pages, you will find the 2018 semi-annual report for the Portfolios1 of the Sanford C. Bernstein Fund, Inc. (collectively, the “Portfolios”, and individually, a “Portfolio”). The semi-annual report covers the six- and 12-month periods ended March 31, 2018, and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolios and a listing of each Portfolio’s holdings as of the period end.

Equity market returns decelerated during the six-month period ended March 31, 2018, as volatility resurfaced. Despite this, all regions of the world delivered positive returns for the period, with emerging-market equities remaining the top performer. Reflecting an increase in interest rates, both US taxable and tax-exempt bond returns were slightly negative.

Some slowing of stock returns seemed likely after a very strong 2017, when corporate earnings growth gained momentum and markets responded accordingly. Risk returned in 2018, with a correction in February interrupting the longest and calmest winning streak ever. Concerns about potentially rising inflation and interest rates, as well as risks around tariff wars, spurred heightened volatility, but we believe the global economy is strong enough that markets can withstand increased uncertainty.

Looking ahead, our return expectations remain below long-term averages. In our view, strong 2018 earnings growth has been largely priced in to stocks. We also anticipate that interest rates will climb gradually, potentially leading to subdued bond returns.

If you have any questions about your investments in the Portfolios, please contact your Bernstein Advisor by calling 212.756.4097, or visit www.Bernstein.com. As always, we are firmly dedicated to your investment success. Thank you for your continued interest in the Portfolios.

Sincerely,

Kathleen M. Fisher

President

Sanford C. Bernstein Fund, Inc.

1	This performance discussion is intended as a general market commentary. Please note that the information for the Overlay Portfolios of Sanford C. Bernstein Fund. Inc. may be found in a separate report.

International Portfolio

Tax-Managed International Portfolio

Investment Objectives and Strategy

The Portfolios seek to provide long-term capital growth. The Portfolios invest primarily in equity securities of issuers in countries that make up the Morgan Stanley Capital International Europe, Australasia and the Far East (“MSCI EAFE”) Index. AllianceBernstein L.P., the Portfolios’ investment adviser (the “Adviser”), diversifies the Portfolios among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Adviser invests in companies in at least three countries (and normally substantially more) other than the United States. The Portfolios also invest in less developed or emerging equity markets. The Adviser invests the Portfolios’ assets using multiple disciplines as well as capitalization ranges, although the Adviser expects to invest primarily in large- and mid-sized capitalization companies. The Adviser relies on both fundamental and quantitative research to manage both risk and return for the Portfolios. The Portfolios may own stocks selected using the Adviser’s bottom-up fundamental research in value, growth, stability and other disciplines. Within each investment discipline, the Adviser draws on the capabilities of separate investment teams. The research analyses that support buy and sell decisions for the Portfolios are fundamental and bottom-up, based largely on specific company and industry findings and taking into account broad economic forecasts. The International Portfolio is managed without regard to tax considerations. The Tax-Managed International Portfolio seeks to minimize the impact of taxes on shareholders’ returns.

The Portfolios invest primarily in common stocks, but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Portfolios may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolios may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives

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2018 Semi-Annual Report	1

Portfolio Manager Commentary (continued)

transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolios’ securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolios. The Portfolios generally invest in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolios also purchase foreign currency for immediate settlement in order to purchase foreign securities. In addition, each of the Portfolios may invest a portion of its uncommitted cash balances in futures contracts on securities or baskets of securities to expose that portion of the Portfolio to the equity markets. The Portfolios may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indexes) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges.

Emerging Markets Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide long-term capital growth through investments in equity securities of companies in emerging-market countries. The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of companies in emerging markets. The Adviser invests the Portfolio’s assets using multiple disciplines. The Portfolio may own stocks selected using the Adviser’s bottom-up research in value, growth, core and other investment style disciplines. The Adviser may allocate assets to companies in different targeted ranges of market capitalization. Within each investment discipline, the Adviser draws on the capabilities of separate investment teams. The Adviser relies on both fundamental and quantitative research to manage risk and return for the Portfolio.

The Portfolio may invest in companies of any size. The Portfolio invests primarily in common stocks, but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored ADRs and GDRs. Under most conditions, the Portfolio intends to have its assets invested among multiple emerging-market countries, although the Portfolio may also invest in more developed country markets. In allocating the Portfolio’s assets among emerging-market countries, the Adviser considers such factors as the geographical distribution of the Portfolio, the sizes of the stock markets represented and the various key economic characteristics of the countries. However, the Portfolio may not necessarily be diversified on a geographical basis. The Adviser also considers the transaction costs and volatility of each individual market.

The Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio. The Portfolio generally invests in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolio also purchases foreign currency for immediate settlement in order to purchase foreign securities. In addition, the Portfolio may invest a portion of its uncommitted cash balances in futures contracts on securities or baskets of securities to expose that portion of the Portfolio to the equity markets. The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges. The Portfolio may also make investments in developed foreign securities that comprise the MSCI EAFE Index.

Short Duration Diversified Municipal Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide safety of principal and a moderate rate of return after taking account of federal taxes. As a matter of fundamental policy, the Portfolio, under normal

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Portfolio Manager Commentary (continued)

circumstances, invests at least 80% of its net assets in municipal securities. The Portfolio invests no more than 25% of its total assets in municipal securities of issuers located in any one state.

The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”).

The Portfolio may invest, without limit, in revenue bonds, which generally do not have the pledge of the credit of the issuer. The Portfolio may invest, without limit, in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of US issuers that are not municipal securities if, in the Adviser’s opinion, these securities will enhance the after-tax return for investors.

The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio seeks to maintain an effective duration of one-half year to two and one-half years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Within the range described above, the Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that interest rates will fall. The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

Investment Objective and Strategy

Each of the Portfolios seeks to provide safety of principal and maximize total return after taking account of federal taxes (and, in the case of the New York Municipal Portfolio, New York state and local taxes and, in the case of the California Municipal Portfolio, California state taxes). As a matter of fundamental policy, each of the Portfolios, under normal circumstances, invests at least 80% of its net assets in municipal securities (and, in the case of the New York Municipal and California Municipal Portfolios, municipal securities issued by the State of New York or the State of California, or their political subdivisions, or otherwise exempt from New York or California state income tax, respectively). The Diversified Municipal Portfolio will invest no more than 25% of its net assets in municipal securities of issuers located in any one state.

Each of the Portfolios invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. Each of the Portfolios may invest up to 20% of their total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”).

Each of the Portfolios may invest, without limit, in revenue bonds, which generally do not have the pledge of the credit of the issuer. Each of the Portfolios may invest, without limit, in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

Each of the Portfolios may also invest up to 20% of its net assets in fixed-income securities of US issuers that are not municipal securities if, in the Adviser’s opinion, these securities will enhance the after-tax return for investors (and, in the case of the New York Municipal and California Municipal Portfolios, New York investors and California investors, respectively).

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2018 Semi-Annual Report	3

Portfolio Manager Commentary (continued)

The Portfolios may use derivatives, such as options, futures contracts, forward contracts and swaps. Each Portfolio seeks to maintain an effective duration of three and one-half years to seven years under normal market conditions.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of each of the Portfolios. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolios’ other holdings.

Short Duration Plus Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide safety of principal and a moderate rate of income that is subject to taxes. The Portfolio invests at least 80% of its total assets in securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser, to be of comparable quality) and comparably rated commercial paper and notes. Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, US government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, bank loan debt and preferred stock, as well as others. The Portfolio may also invest up to 20% of its total assets in fixed-income foreign securities in developed or emerging-market countries.

The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”). The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Within the range described above, the Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that interest rates will fall. The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

Intermediate Duration Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide safety of principal and a moderate to high rate of income that is subject to taxes. The Portfolio seeks to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio’s securities by national rating agencies (or, if unrated, determined by the Adviser, to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, US government and agency securities, asset-backed securities, mortgage-related securities, bank loan debt, preferred stock and inflation-protected securities, as well as others. The Portfolio may also invest up to 25% of its total assets in fixed-income, non-US dollar denominated foreign securities, and may invest without limit in fixed-income, US dollar denominated foreign securities, in each case in developed or emerging-market countries.

The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment-grade (BB or below) by national rating agencies (commonly known as “junk bonds”). No more than 5% of the Portfolio’s total assets may be invested in fixed-income securities rated CCC by national rating agencies. The Portfolio seeks to maintain an effective duration of three to six years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Within the range described above, the Adviser may moderately shorten the average duration of the

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4	Sanford C. Bernstein Fund, Inc.

Portfolio Manager Commentary (continued)

Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that interest rates will fall. The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

2018 Semi-Annual Report	5

Disclosures and Risks (Unaudited)

Benchmark Disclosures

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the US and Canada. The MSCI Emerging Markets (“EM”) Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of emerging markets. The Bloomberg Barclays 1-Year Municipal Bond Index is a total-return performance benchmark for the short-term municipal bond market with maturities of up to 1.99 years. The Bloomberg Barclays 5-Year General Obligation (“GO”) Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. The Intercontinental Exchange Bank of America Merrill Lynch® (“ICE BofA ML”) 1-3 Year US Treasury Index represents the performance of US dollar-denominated sovereign debt publicly issued by the US government in its domestic market with a remaining term to final maturity of one to three years. The Bloomberg Barclays US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. The MSCI EAFE Index and MSCI EM Index values are calculated using net returns. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. Lipper Averages are the equal-weighted average returns of the funds in the relevant Lipper Inc. categories; the average fund in a category may differ in composition from the Portfolios. Investors cannot invest directly in indices, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

All Portfolios:

The share price of the Portfolios will fluctuate and you may lose money. There is no guarantee that the Portfolios will achieve their investment objectives.

Cybersecurity Risk: Cybersecurity incidents may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolios, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Derivatives Risk: The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The US government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down.

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Disclosures and Risks (continued)

Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolios are subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results. In some cases, derivatives and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Market Risk: The Portfolios are subject to market risk, which is the risk that stock or bond prices in general may decline over short or extended periods. Stock prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; and other factors. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. The US government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets. Other governments have tried to support markets by buying stocks and through other market interventions. Government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Further Federal Reserve or other US or non-US governmental or central bank actions, including interest rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invest.

Current political uncertainty surrounding the European Union (“EU”) and its membership may increase market volatility. The United Kingdom has voted to withdraw from the EU, and one or more other countries may withdraw from the EU and/or abandon the Euro, the common currency of the EU. The financial instability of some countries in the EU, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

Redemption Risk: The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

International, Tax-Managed International, Short Duration Plus and Intermediate Duration Portfolios:

Foreign (Non-US) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in US securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

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Disclosures and Risks (continued)

International, Tax-Managed International, Emerging Markets, Short Duration Plus and Intermediate Duration Portfolios:

Foreign Currency Risk: This is the risk that changes in foreign (non-US) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the US dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the US dollar).

Actions by a Few Major Investors Risk: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Emerging-Markets Securities Risk: The risks of investing in foreign (non-US) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

International, Tax-Managed International and Emerging Markets Portfolios:

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Allocation Risk: The allocation of investments among investment disciplines may have a significant effect on the Portfolios’ performance when the investment disciplines in which the Portfolios have greater exposure perform worse than the investment disciplines with less exposure.

Country Concentration Risk: The Portfolios may not always be diversified among countries or regions and the effect on the share price of the Portfolios of specific risks such as political, regulatory and currency may be magnified due to concentration of the Portfolios’ investments in a particular country or region.

Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, Short Duration Plus and Intermediate Duration Portfolios:

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds and notes. The Portfolios may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolios’ investments to decline and this decrease in value may not be offset by higher income from new investments. A Portfolio will experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from a Portfolio that invests largely in fixed-income securities.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality

(Disclosures and Risks continued on next page)

8	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (continued)

securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell and less liquid.

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years would be expected to decrease in value by approximately 3% if interest rates increase by 1%. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Short Duration Diversified Municipal and Short Duration Plus Portfolios:

Riskier than a Money-Market Fund: Although the Portfolios maintain a short overall duration, they invest in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolios is greater than for a money-market fund since the credit quality of the Portfolios’ securities may be lower and the effective duration of the Portfolios will be longer.

Short Duration Diversified Municipal, New York Municipal, California Municipal and Diversified Municipal Portfolios:

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. To the extent the Portfolios invest in a particular state’s municipal securities, they may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes and earthquakes. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, recent tax law changes could have a material impact on the value of municipal securities. Changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The Portfolios may invest in municipal securities of issuers in Puerto Rico or other US territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other US issuers of municipal securities. Like many US states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican

(Disclosures and Risks continued on next page)

2018 Semi-Annual Report	9

Disclosures and Risks (continued)

municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Tax Risk: There is no guarantee that the income on the Portfolios’ municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable. The US Congress has considered changes to US federal tax law that would, if enacted, have a negative impact on certain types of municipal securities, such as private activity bonds, or would otherwise make investments in municipal bonds less attractive.

New York Municipal and California Municipal Portfolios:

Non-Diversification Risk: Concentration of investments in a small number of securities tends to increase risk. The Portfolios may have more risk because they are “non-diversified”, meaning that they can invest more of their assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolios’ net asset value (“NAV”).

Short Duration Plus and Intermediate Duration Portfolios:

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

Mortgage-Related Securities Risk: Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Subordination Risk: The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Intermediate Duration Portfolio:

Portfolio Turnover Risk: The Portfolio’s investment strategies may result in high portfolio turnover. The Portfolio generally buys portfolio securities with the intention of holding them for investment. However, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. From time to time, the Portfolio may engage in active short-term trading to seek short-term profits during periods of fluctuating interest rates or for other reasons. This trading may increase the Portfolio’s rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover may increase transaction costs, which must be borne by the Portfolio and its shareholders.

Emerging Markets Portfolio:

Sector Risk: The Portfolio may have more risk because of concentrated investments in a particular market sector, such as the technology or financial services sector. Market or economic factors affecting that sector could have a major effect on the value of the Portfolio’s investments.

These risks are discussed in further detail in the Portfolios’ prospectus.

An Important Note About Historical Performance

Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Certain Emerging Markets Portfolio performance data presented

(Disclosures and Risks continued on next page)

10	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (continued)

herein does not reflect the deduction of historical purchase and redemption fees, which, if reflected, would reduce the level of performance quoted. All fees and expenses related to the operation of the Portfolios have been deducted, except as noted for Emerging Markets Portfolio. International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio returns throughout this report include dividends net of withholding taxes.

The performance shown in this report represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling 212.756.4097. The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit www.Bernstein.com, click on “Investments”, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports”, or call Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

2018 Semi-Annual Report	11

Historical Performance (Unaudited)

Sanford C. Bernstein Fund Portfolios vs. Their Benchmarks and Lipper Averages

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH MARCH 31, 2018	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION	INCEPTION DATE
International	3.41%	17.19%	6.80%	0.10%	3.68%	4/30/1999
Tax-Managed International	3.42	17.09	6.83	0.16	5.88	6/22/1992
Return after taxes on Distributions[1]	3.25	16.90	6.54	-0.02	5.03
Return after taxes on Distributions and sale of shares[1]	2.35	10.15	5.45	0.30	4.92
MSCI EAFE Index (net)	2.63	14.80	6.50	2.74
Lipper International Multi-Cap Growth Funds Average	4.44	19.44	6.96	3.17

Emerging Markets[2]	8.30	22.73	5.82	2.01	7.43	12/15/1995
MSCI EM Index (net)	8.96	24.93	4.99	3.02
Lipper Emerging Markets Funds Average	8.34	23.20	4.65	2.95

Short Duration Diversified Municipal	-0.29	0.25	0.28	1.04	2.42	10/3/1994
Bloomberg Barclays 1-Year Municipal Bond Index	0.00	0.61	0.66	1.34
Lipper Short Municipal Debt Funds Average	-0.23	0.66	0.49	1.33

New York Municipal	-1.03	0.88	1.28	2.72	4.41	1/9/1989
Bloomberg Barclays 5-Year GO Municipal Bond Index	-1.39	0.40	1.38	3.10
Lipper New York Intermediate Municipal Debt Funds Average	-0.82	1.40	1.65	3.13

California Municipal	-0.88	1.02	1.22	2.71	4.17	8/6/1990
Bloomberg Barclays 5-Year GO Municipal Bond Index	-1.39	0.40	1.38	3.10
Lipper California Intermediate Municipal Debt Funds Average	-0.62	1.95	1.96	3.55

Diversified Municipal	-1.09	0.82	1.26	2.72	4.39	1/9/1989
Bloomberg Barclays 5-Year GO Municipal Bond Index	-1.39	0.40	1.38	3.10
Lipper Intermediate Municipal Debt Funds Average	-0.71	1.88	1.76	3.36

Short Duration Plus[3]	-0.36	0.17	0.42	1.14	3.90	12/12/1988
ICE BofA ML 1-3 Year US Treasury Index	-0.38	0.03	0.52	1.13
Lipper Short-Term Investment Grade Debt Funds Average	-0.20	0.85	0.93	2.00

Intermediate Duration	-0.86	1.54	2.21	4.30	5.93	1/17/1989
Bloomberg Barclays US Aggregate Bond Index	-1.08	1.20	1.82	3.63
Lipper Core Bond Funds Average	-1.11	1.15	1.63	3.59

Past performance is no guarantee of future results and an investment in the portfolios described could lose value. The current prospectus fee table shows the total operating expense ratios for the Bernstein classes as 1.06% for International Portfolio; 1.01% for Tax-Managed International Portfolio; 1.29% for Emerging Markets Portfolio; 0.50% for Short Duration Diversified Municipal Portfolio; 0.53% for New York Municipal Portfolio; 0.55% for California Municipal Portfolio; 0.47% for Diversified Municipal Portfolio; 0.56% for Short Duration Plus Portfolio and 0.57% for Intermediate Duration Portfolio. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

There are no sales charges associated with an investment in the Bernstein classes of the Portfolios. Total returns and average annual returns are therefore the same.

1	After-tax returns are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

2	Prior to May 2, 2005, the Portfolio imposed a 2% fee on purchases and redemptions. Effective May 2, 2005, the fees were reduced from 2% to 1%. This fee was eliminated effective February 2, 2015.

3	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced performance for Short Duration Plus Portfolio for the six- and 12-month periods ended March 31, 2018, by 0.00% and 0.11%, respectively.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on pages 6–11.

(Historical Performance continued on next page)

12	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

Foreign Stock Portfolios	Municipal Bond Portfolios
International	Short Duration Diversified Municipal
Growth of a $25,000 Investment in the Portfolio	Growth of a $25,000 Investment in the Portfolio

Tax-Managed International	New York Municipal
Growth of a $25,000 Investment in the Portfolio	Growth of a $25,000 Investment in the Portfolio

Emerging Markets	California Municipal
Growth of a $25,000 Investment in the Portfolio	Growth of a $25,000 Investment in the Portfolio

Past performance is no guarantee of future results and an investment in the portfolios described could lose value. Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolios have been deducted. International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio returns throughout this report include dividends net of withholding taxes.

Each chart illustrates the total value of an assumed $25,000 investment as compared to the performance of each Portfolio’s respective benchmark and Lipper Average for the 10-year period ended March 31, 2018.

See Disclosures, Risks and Note about Historical Performance on pages 6–11.

(Historical Performance continued on next page)

2018 Semi-Annual Report	13

Historical Performance (continued from previous page)

Municipal Bond Portfolios	Taxable Bond Portfolios
Diversified Municipal	Short Duration Plus
Growth of a $25,000 Investment in the Portfolio	Growth of a $25,000 Investment in the Portfolio

Intermediate Duration
Growth of a $25,000 Investment in the Portfolio

Past performance is no guarantee of future results and an investment in the portfolios described could lose value. Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolios have been deducted. Portfolio returns throughout this report include dividends net of withholding taxes.

Each chart illustrates the total value of an assumed $25,000 investment as compared to the performance of each Portfolio’s respective benchmark and Lipper Average for the 10-year period ended March 31, 2018.

See Disclosures, Risks and Note about Historical Performance on pages 6–11.

14	Sanford C. Bernstein Fund, Inc.

Expense Example—March 31, 2018 (Unaudited)

As a shareholder of a Portfolio, you incur various ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

INTERNATIONAL PORTFOLIO	BEGINNING ACCOUNT VALUE OCTOBER 1, 2017	ENDING ACCOUNT VALUE MARCH 31, 2018	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
International Class Shares
Actual	$1,000	$1,034.10	$5.58	1.10%
Hypothetical**	$1,000	$1,019.45	$5.54	1.10%

Tax-Managed International Class Shares
Actual	$1,000	$1,034.20	$5.33	1.05%
Hypothetical**	$1,000	$1,019.70	$5.29	1.05%

Emerging Markets Class Shares
Actual	$1,000	$1,083.00	$7.01	1.35%
Hypothetical**	$1,000	$1,018.20	$6.79	1.35%

Short Duration Diversified Municipal Class Shares
Actual	$1,000	$997.10	$2.64	0.53%
Hypothetical**	$1,000	$1,022.29	$2.67	0.53%

New York Municipal Class Shares
Actual	$1,000	$989.70	$2.63	0.53%
Hypothetical**	$1,000	$1,022.29	$2.67	0.53%

California Municipal Class Shares
Actual	$1,000	$991.20	$2.73	0.55%
Hypothetical**	$1,000	$1,022.19	$2.77	0.55%

Diversified Municipal Class Shares
Actual	$1,000	$989.10	$2.28	0.46%
Hypothetical**	$1,000	$1,022.64	$2.32	0.46%

Short Duration Plus Class Shares
Actual	$1,000	$996.40	$3.09	0.62%
Hypothetical**	$1,000	$1,021.84	$3.13	0.62%

Intermediate Duration Class Shares
Actual	$1,000	$991.40	$2.88	0.58%
Hypothetical**	$1,000	$1,022.04	$2.92	0.58%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

2018 Semi-Annual Report	15

Portfolio Summary—March 31, 2018 (Unaudited)

International Portfolio
Country Breakdown[1]	Sector Breakdown[1]
	Financials	21.0%
	Consumer Discretionary	14.9%
	Information Technology	14.6%
	Consumer Staples	12.0%
	Industrials	11.1%
	Health Care	6.7%
	Telecommunication Services	6.3%
	Materials	6.3%
	Energy	5.1%
	Utilities	1.6%
	Real Estate	0.4%

Tax-Managed International Portfolio
Country Breakdown[1]	Sector Breakdown[1]
	Financials	21.0%
	Consumer Discretionary	14.9%
	Information Technology	14.6%
	Consumer Staples	11.9%
	Industrials	11.2%
	Health Care	6.7%
	Telecommunication Services	6.4%
	Materials	6.3%
	Energy	5.0%
	Utilities	1.6%
	Real Estate	0.4%

Emerging Markets Portfolio
Country Breakdown[1]	Sector Breakdown[1]
	Financials	30.6%
	Information Technology	25.4%
	Consumer Discretionary	10.9%
	Energy	7.1%
	Materials	6.8%
	Industrials	5.3%
	Consumer Staples	4.2%
	Health Care	3.8%
	Telecommunication Services	2.7%
	Real Estate	2.1%
	Utilities	1.1%

1	All data are as of March 31, 2018. The Portfolio’s country and sector breakdowns are expressed as a percentage of each Portfolio’s long-term investments and may vary over time. Each Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Schedule of Investments” section of the report for the International, Tax-Managed International and Emerging Markets Portfolios).

2	“Other” represents 3.3% in MSCI EM Index countries, 9.3% in MSCI EAFE Index countries and 2.1% in other emerging-market countries.

3	“Other” represents 5.0% in MSCI EM Index countries, 9.6% in MSCI EAFE Index countries and 0.4% in other emerging-market countries.

4	“Other” represents 1.5% in MSCI EM Index countries, 0.6% in MSCI EAFE Index countries and 0.8% in other emerging-market countries.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Schedule of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

16	Sanford C. Bernstein Fund, Inc.

Portfolio Summary—March 31, 2018 (Unaudited) (continued)

Short Duration Diversified Municipal Portfolio
Quality Rating Breakdown[1] Highest of S&P, Moody’s and Fitch	State Breakdown[1]

New York Municipal Portfolio
Quality Rating Breakdown[1] Highest of S&P, Moody’s and Fitch	State Breakdown[1]

1	All data are as of March 31, 2018. The Portfolio’s quality rating and state breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Schedule of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s, and Fitch and uses the highest rating issued by the agencies, including when there is a split rating. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.
2	“Other” represents less than 2.7% in 15 different states and District of Columbia.
3	“Other” represents less than 0.3% in 5 different states and District of Columbia.

2018 Semi-Annual Report	17

Portfolio Summary—March 31, 2018 (Unaudited) (continued)

California Municipal Portfolio
Quality Rating Breakdown[1] Highest of S&P, Moody’s and Fitch	State Breakdown[1]

Diversified Municipal Portfolio
Quality Rating Breakdown[1] Highest of S&P, Moody’s and Fitch	State Breakdown[1]

1	All data are as of March 31, 2018. The Portfolio’s quality rating and state breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Schedule of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s, and Fitch and uses the highest rating issued by the agencies, including when there is a split rating. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

2	“Other” represents less than 2.2% in 28 different states, District of Columbia and Puerto Rico.

18	Sanford C. Bernstein Fund, Inc.

Portfolio Summary—March 31, 2018 (Unaudited) (continued)

Short Duration Plus Portfolio
Security Type Breakdown[1]

Intermediate Duration Portfolio
Security Type Breakdown[1]

1	All data are as of March 31, 2018. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Schedule of Investments” section of the report for additional details).

2	“Other” represents less than 0.1% in Emerging Markets—Sovereigns and Quasi-Sovereigns.

2018 Semi-Annual Report	19

Statement of Assets and Liabilities—March 31, 2018 (Unaudited)

	INTERNATIONAL PORTFOLIO	TAX-MANAGED INTERNATIONAL PORTFOLIO	EMERGING MARKETS PORTFOLIO
ASSETS
Investments in securities, at value	$1,603,537,887	$3,729,708,803	$1,566,148,880
Foreign currencies, at value (a)	4,037,115	10,999,538	5,193,757
Cash	0	390,413	0
Cash collateral due from broker	2,255,050	4,522,100	610,000
Receivables:
Dividends and interest	4,730,582	11,281,403	3,315,605
Foreign withholding tax reclaims	1,840,678	4,589,370	59,923
Investment securities sold and foreign currency transactions	11,369,256	25,958,183	13,040,898
Capital shares sold	425,812	1,115,128	621,939
Variation margin on futures	114,839	479,052	0
Unrealized appreciation of forward currency exchange contracts	2,500,952	26,326,295	3,348,327

Total assets	1,630,812,171	3,815,370,285	1,592,339,329

LIABILITIES
Cash collateral due to broker	795,000	2,984,000	0
Payables:
Investment securities purchased and foreign currency transactions	8,519,032	20,493,316	9,703,157
Foreign capital gains taxes	1,183,661	2,597,501	2,858,596
Capital shares redeemed	1,345,335	2,759,968	1,038,315
Management fee	1,070,953	2,384,999	1,328,690
Shareholder servicing fee	278,332	730,405	305,170
Transfer Agent fee	22,769	34,868	43,254
Distribution fee	6,026	702	0
Accrued expenses and other liabilities	62,092	78,533	106,553
Unrealized depreciation of forward currency exchange contracts	4,934,690	17,711,602	981,789

Total liabilities	18,217,890	49,775,894	16,365,524

NET ASSETS	$1,612,594,281	$3,765,594,391	$1,575,973,805

Cost of investments	$1,381,152,417	$3,272,192,378	$1,266,450,619

NET ASSETS CONSIST OF:
Capital stock, at par	$87,369	$203,698	$46,852
Additional paid-in capital	2,236,407,253	4,881,025,521	1,213,041,274
Undistributed net investment income/(distributions in excess of net investment income)	3,796,711	9,517,693	(2,634,232)
Accumulated net realized gain (loss) on investment and foreign currency transactions	(846,486,461)	(1,588,615,112)	64,973,213
Net unrealized appreciation/depreciation of:
Investments and futures transactions (b)	221,109,288	454,578,383	298,114,737
Foreign currency denominated assets and liabilities	(2,319,879)	8,884,208	2,431,961

	$1,612,594,281	$3,765,594,391	$1,575,973,805

(a) Cost: $4,057,713, $11,037,341 and $5,172,046, respectively. (Note 1)

(b) Net of accrued foreign capital gains taxes of $1,183,661, $2,597,501 and $1,583,524.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

20	Sanford C. Bernstein Fund, Inc.

	INTERNATIONAL PORTFOLIO	TAX-MANAGED INTERNATIONAL PORTFOLIO	EMERGING MARKETS PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE
International Class/Tax-Managed International Class/Emerging Markets Class Shares
Net Assets	$1,250,098,318	$3,298,822,224	$1,374,661,723
Shares of capital stock outstanding	67,494,715	178,128,383	40,868,322

Net asset value, offering and redemption price per share	$18.52	$18.52	$33.64

Class A Shares
Net Assets	$24,254,007	$2,553,974
Shares of capital stock outstanding	1,331,265	139,894

Net asset value and redemption price per share	$18.22	$18.26
Sales charge—4.25% of public offering price	0.81	0.81

Maximum offering price	$19.03	$19.07

Class B Shares
Net Assets	$4,132	$5,063
Shares of capital stock outstanding	221.24	273.29

Net asset value and offering price per share	$18.68	$18.53

Class C Shares
Net Assets	$828,894	$185,696
Shares of capital stock outstanding	45,100	10,078

Net asset value and offering price per share	$18.38	$18.43

Class Z Shares
Net Assets	$337,408,930	$464,027,434	$201,312,082
Shares of capital stock outstanding	18,497,667	25,419,320	5,983,926

Net asset value and offering price per share	$18.24	$18.25	$33.64

See Notes to Financial Statements.

2018 Semi-Annual Report	21

Statement of Assets and Liabilities—March 31, 2018 (Unaudited) (continued)

	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO	NEW YORK MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO

ASSETS
Investments in securities, at value	$205,226,448	$1,844,356,566	$1,318,478,121
Cash	0	3,973	0
Cash collateral due from broker	0	270,000	0
Due from custodian	0	0	1,465
Receivables:
Interest	2,746,480	21,484,253	18,390,260
Investment securities sold	1,770,571	195,000	9,302,282
Capital shares sold	3,316,550	530,122	1,320,682
Unrealized appreciation of credit default swaps	0	134,205	94,292

Total assets	213,060,049	1,866,974,119	1,347,587,102

LIABILITIES
Due to custodian	2,075,857	0	5,118,678
Payables:
Dividends to shareholders	57,363	1,346,946	964,822
Investment securities purchased	180,403	28,976,212	32,374,968
Capital shares redeemed	217,727	1,720,833	2,541,276
Management fee	55,978	646,994	473,749
Shareholder servicing fee	18,661	143,078	104,260
Distribution fee	0	62,589	31,113
Transfer Agent fee	3,093	11,291	6,500
Accrued expenses	1,395	65,419	45,430
Unrealized depreciation of credit default swaps	0	9,391	6,597
Upfront premiums received on credit default swaps	0	646,593	454,336

Total liabilities	2,610,477	33,629,346	42,121,729

NET ASSETS	$210,449,572	$1,833,344,773	$1,305,465,373

Cost of investments	$206,385,309	$1,823,783,888	$1,302,398,636

NET ASSETS CONSIST OF:
Capital stock, at par	$16,816	$133,179	$92,986
Additional paid-in capital	212,546,478	1,833,083,941	1,310,160,175
Undistributed net investment income/(distributions in excess of net investment income)	18,349	(108,120)	(251,394)
Accumulated net realized loss on investment transactions	(973,210)	(20,461,719)	(20,703,574)
Net unrealized appreciation/depreciation of investments and swap transactions	(1,158,861)	20,697,492	16,167,180

	$210,449,572	$1,833,344,773	$1,305,465,373

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

22	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO	NEW YORK MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE
Short Duration Diversified Municipal Class/Municipal Class Shares
Net Assets	$210,449,572	$1,632,623,525	$1,186,984,598
Shares of capital stock outstanding	16,815,620	118,593,574	84,546,752

Net asset value, and offering and redemption price per share	$12.52	$13.77	$14.04

Class A Shares
Net Assets		$130,303,884	$86,496,684
Shares of capital stock outstanding		9,468,021	6,160,855

Net asset value and redemption price per share		$13.76	$14.04
Sales charge—3.00% of public offering price		0.43	0.43

Maximum offering price		$14.19	$14.47

Class B Shares
Net Assets		$3,040
Shares of capital stock outstanding		221

Net asset value and offering price per share		$13.76

Class C Shares
Net Assets		$37,806,543	$13,713,960
Shares of capital stock outstanding		2,746,780	976,977

Net asset value and offering price per share		$13.76	$14.04

Advisor Class Shares
Net Assets		$32,607,781	$18,270,131
Shares of capital stock outstanding		2,370,170	1,301,312

Net asset value and offering price per share		$13.76	$14.04

See Notes to Financial Statements.

2018 Semi-Annual Report	23

Statement of Assets and Liabilities—March 31, 2018 (Unaudited) (continued)

	DIVERSIFIED MUNICIPAL PORTFOLIO	SHORT DURATION PLUS PORTFOLIO	INTERMEDIATE DURATION PORTFOLIO

ASSETS
Investments in securities, at value	$7,157,884,188	$222,520,711	$3,632,733,246
Foreign currencies, at value (a)	0	0	1,277,813
Cash	0	7,075,770	22,631,172
Cash collateral due from broker	0	126,451	11,945,603
Due from custodian	0	0	2,492
Receivables:
Interest	83,020,736	630,770	14,595,704
Investment securities sold	425,000	4,413,654	198,983
Capital shares sold	7,347,371	41,895	2,213,724
Variation margin on futures	0	32,484	1,907,903
Variation margin on centrally cleared swaps	0	0	450,529
Terminated centrally cleared interest rate swaps	0	0	12,533
Newly entered centrally cleared interest rate swaps	0	0	22,385
Unrealized appreciation of forward currency exchange contracts	0	45,908	2,754,984
Unrealized appreciation of credit default swaps	410,609	12,308	189,833
Unrealized appreciation on variance swaps	0	0	698
Upfront premiums paid on credit default swaps	0	35,124	798,809

Total assets	7,249,087,904	234,935,075	3,691,736,411

LIABILITIES
Due to custodian	29,007,308	0	0
Payables:
Dividends to shareholders	5,222,984	118,770	2,795,220
Investment securities purchased	29,985,037	10,154,381	294,421,732
Capital shares redeemed	10,421,347	619,217	3,851,953
Management fee	2,111,321	67,497	1,289,179
Shareholder servicing fee	487,987	17,687	294,898
Distribution fee	120,534	8,081	0
Transfer Agent fee	40,118	8,227	23,525
Terminated centrally cleared interest rate swaps	0	0	78,986
Accrued expenses	257,038	51,830	104,523
Unrealized depreciation of credit default swaps	36,657	309,762	4,674,823
Unrealized depreciation of forward currency exchange contracts	0	0	1,079,329
Unrealized depreciation on variance swaps	0	0	1,338
Upfront premiums received on credit default swaps	2,026,434	418,066	8,771,380

Total liabilities	79,716,765	11,773,518	317,386,886

NET ASSETS	$7,169,371,139	$223,161,557	$3,374,349,525

Cost of investments	$7,106,858,544	$222,907,817	$3,610,326,948

NET ASSETS CONSIST OF:
Capital stock, at par	$507,967	$19,281	$260,088
Additional paid-in capital	7,166,232,199	240,415,210	3,398,449,315
Undistributed net investment income/(distributions in excess of net investment income)	(933,966)	428,071	(2,087,762)
Accumulated net realized loss on investment transactions	(47,834,657)	(17,040,254)	(56,379,132)
Net unrealized appreciation/depreciation of:
Investments, futures and swap transactions	51,399,596	(706,659)	32,406,108
Foreign currency denominated assets and liabilities	0	45,908	1,700,908

	$7,169,371,139	$223,161,557	$3,374,349,525

(a) Cost: $0, $0 and $1,477,257, respectively. (Note 1)

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

24	Sanford C. Bernstein Fund, Inc.

	DIVERSIFIED MUNICIPAL PORTFOLIO	SHORT DURATION PLUS PORTFOLIO	INTERMEDIATE DURATION PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE
Municipal Class/Short Duration Plus Class/Intermediate Duration Class Shares
Net Assets	$5,544,463,782	$198,935,605	$3,374,349,525
Shares of capital stock outstanding	392,792,658	17,188,766	260,087,591

Net asset value, and offering and redemption price per share	$14.12	$11.57	$12.97

Class A Shares
Net Assets	$289,123,833	$20,322,291
Shares of capital stock outstanding	20,468,216	1,754,481

Net asset value and redemption price per share	$14.13	$11.58
Sales charge—3.00% for Diversified Municipal Portfolio, 4.25% for Short Duration Plus Portfolio of public offering price	0.44	0.51

Maximum offering price	$14.57	$12.09

Class B Shares
Net Assets	$28,597	$28,071
Shares of capital stock outstanding	2,025	2,428

Net asset value and offering price per share	$14.12	$11.56

Class C Shares
Net Assets	$63,942,794	$3,875,590
Shares of capital stock outstanding	4,528,478	335,335

Net asset value and offering price per share	$14.12	$11.56

Advisor Class Shares
Net Assets	$1,271,812,133
Shares of capital stock outstanding	90,175,676

Net asset value and offering price per share	$14.10

See Notes to Financial Statements.

2018 Semi-Annual Report	25

Statement of Operations—for the six months ended March 31, 2018 (Unaudited)

	INTERNATIONAL PORTFOLIO	TAX-MANAGED INTERNATIONAL PORTFOLIO	EMERGING MARKETS PORTFOLIO

INVESTMENT INCOME
Income:
Interest	$27,348	$71,219	$0
Dividends (a)	13,074,867	30,176,944	9,754,638
Other income	1,592	3,648	1,543

Total income	13,103,807	30,251,811	9,756,181

Expenses:
Management fee (see Note 2A)	6,815,785	14,987,333	8,152,119
Shareholder servicing fee (see Note 2B)	1,631,928	4,186,718	1,721,619
Custodian fee	203,723	285,820	299,532
Transfer Agent fee—Non-Retail Class	61,408	93,597	142,382
Transfer Agent fee—Class A	9,168	1,980	0
Transfer Agent fee—Class B	11	10	0
Transfer Agent fee—Class C	349	170	0
Transfer Agent fee—Advisor Class	0	0	0
Transfer Agent fee—Class Z	32,661	43,394	19,173
Distribution fees—Class A	29,514	2,632	0
Distribution fees—Class B	31	27	0
Distribution fees—Class C	3,974	884	0
Directors’ fees and expenses	27,152	61,889	25,535
Auditing and tax fees	26,607	55,028	20,616
Registration fees	34,346	33,291	17,856
Printing fees	27,316	24,949	28,304
Legal fees	14,557	34,389	13,172
Miscellaneous	35,055	50,593	29,447

Total expenses	8,953,585	19,862,704	10,469,755
Less: expenses waived and reimbursed by the Adviser (see Note 2A and 2B)	(231,550)	(472,491)	(96,043)

Net expenses	8,722,035	19,390,213	10,373,712

Net investment income (loss)	4,381,772	10,861,598	(617,531)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (b)	71,086,359	140,635,689	84,414,704
Forward currency exchange contracts	(3,324,838)	(13,244,658)	603,987
Futures	708,209	2,591,292	0
Swaps	0	0	0
Foreign currency transactions	195,127	(49,580)	489,214

Net realized gain (loss) on investment and foreign currency transactions	68,664,857	129,932,743	85,507,905

Net change in unrealized appreciation/depreciation of:
Investments (c)	(13,196,569)	(12,476,888)	38,526,224
Forward currency exchange contracts	(3,233,123)	(32,150)	2,324,236
Futures	(123,665)	(384,872)	0
Swaps	0	0	0
Foreign currency denominated assets and liabilities	67,584	171,558	98,047

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(16,485,773)	(12,722,352)	40,948,507

Net realized and unrealized gain (loss) on investment and foreign currency transactions	52,179,084	117,210,391	126,456,412

Contributions from affiliates (see Note 2A)	0	0	31,039

Net increase (decrease) in net assets resulting from operations	$56,560,856	$128,071,989	$125,869,920

(a) Net of foreign withholding taxes of $1,443,720, $3,383,268 and $1,326,932 for the International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio, respectively.

(b) Net of foreign capital gains taxes of $117,592, $262,505 and $62,535 for the International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio, respectively.

(c) Net of (increase) decrease in accrued foreign capital gains taxes of $595,240, $1,347,204, $(1,972,195) for the International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio, respectively.

See Notes to Financial Statements.

26	Sanford C. Bernstein Fund, Inc.

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO	NEW YORK MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO

$1,480,242	$25,223,400	$17,533,847
0	0	0
210	0	1,242

1,480,452	25,223,400	17,535,089

369,581	3,668,036	2,667,905
105,828	807,611	585,152
39,191	106,390	98,510
9,820	18,213	12,945
0	26,239	14,153
0	7	0
0	8,018	2,532
0	5,864	2,488
0	0	0
0	170,394	109,899
0	17	0
0	203,641	77,460
3,364	30,397	21,305
2,888	28,124	21,194
14,236	28,422	10,377
1,237	17,412	14,736
3,811	16,751	12,700
15,782	39,415	25,380

565,738	5,174,951	3,676,736
0	0	0

565,738	5,174,951	3,676,736

914,714	20,048,449	13,858,353

(679,817)	(1,430,400)	(1,367,356)
0	0	0
0	0	0
0	69,133	48,554
0	0	0

(679,817)	(1,361,267)	(1,318,802)

(722,413)	(38,995,373)	(24,513,334)
0	0	0
0	0	0
0	124,814	87,695
0	0	0

(722,413)	(38,870,559)	(24,425,639)

(1,402,230)	(40,231,826)	(25,744,441)

0	0	0

$(487,516)	$(20,183,377)	$(11,886,088)

See Notes to Financial Statements.

2018 Semi-Annual Report	27

Statement of Operations—for the six months ended March 31, 2018 (Unaudited) (continued)

	DIVERSIFIED MUNICIPAL PORTFOLIO	SHORT DURATION PLUS PORTFOLIO	INTERMEDIATE DURATION PORTFOLIO

INVESTMENT INCOME
Income:
Interest	$92,386,711	$2,112,809	$45,311,132
Dividends	0	0	120,052
Other income	6,896	253	3,294

Total income	92,393,607	2,113,062	45,434,478

Expenses:
Management fee (see Note 2A)	12,000,169	507,818	7,559,790
Shareholder servicing fee (see Note 2B)	2,761,356	112,372	1,686,009
Custodian fee	158,613	62,708	155,998
Transfer Agent fee—Non-Retail Class	59,625	10,782	91,522
Transfer Agent fee—Class A	160,872	19,622	0
Transfer Agent fee—Class B	31	58	0
Transfer Agent fee—Class C	35,478	3,822	0
Transfer Agent fee—Advisor Class	606,073	0	0
Distribution fees—Class A	395,294	28,779	0
Distribution fees—Class B	148	180	0
Distribution fees—Class C	346,726	21,848	0
Directors’ fees and expenses	117,676	5,114	56,597
Registration fees	113,206	36,766	22,029
Printing fees	119,210	17,437	20,743
Auditing and tax fees	98,655	8,621	45,615
Legal fees	51,498	2,224	32,452
Miscellaneous	77,479	17,581	38,896

Total expenses	17,102,109	855,732	9,709,651
Less: expenses waived and reimbursed by the Adviser (see Note 2D)	0	(12,115)	0

Net expenses	17,102,109	843,617	9,709,651

Net investment income	75,291,498	1,269,445	35,724,827

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	(1,371,981)	(451,469)	(18,447,552)
Forward currency exchange contracts	0	(1,406)	(4,227,915)
Futures	0	(916,538)	(25,646,075)
Swaps	247,456	69,487	3,551,441
Foreign currency transactions	0	(1,234,192)	(7,319,088)

Net realized loss on investment transactions	(1,124,525)	(2,534,118)	(52,089,189)

Net change in unrealized appreciation/depreciation of:
Investments	(155,873,211)	209,933	(26,446,620)
Forward currency exchange contracts	0	(161,817)	(238,035)
Futures	0	174,479	11,947,106
Swaps	373,952	34,579	3,265,841
Foreign currency denominated assets and liabilities	0	658	90,136

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(155,499,259)	257,832	(11,381,572)

Net realized and unrealized loss on investment transactions	(156,623,784)	(2,276,286)	(63,470,761)

Net decrease in net assets resulting from operations	$(81,332,286)	$(1,006,841)	$(27,745,934)

See Notes to Financial Statements.

28	Sanford C. Bernstein Fund, Inc.

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2018 Semi-Annual Report	29

Statement of Changes in Net Assets

	INTERNATIONAL PORTFOLIO		TAX-MANAGED INTERNATIONAL PORTFOLIO

	SIX MONTHS ENDED 3/31/18 (UNAUDITED)	YEAR ENDED 9/30/17	SIX MONTHS ENDED 3/31/18 (UNAUDITED)	YEAR ENDED 9/30/17

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income (loss)	$4,381,772	$20,576,512	$10,861,598	$50,458,101
Net realized gain (loss) on investment and foreign currency transactions	68,664,857	104,279,908	129,932,743	305,647,550
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(16,485,773)	123,186,326	(12,722,352)	218,766,215
Contributions from affiliates (see Note 2A)	0	0	0	0

Net increase (decrease) in net assets resulting from operations	56,560,856	248,042,746	128,071,989	574,871,866

Dividends and distributions to shareholders:
Dividends from net investment income (a)	(18,965,051)	(25,878,355)	(50,598,745)	(61,728,815)
Distributions from net realized gain on investment transactions (a)	0	0	0	0

Total dividends and distributions to shareholders	(18,965,051)	(25,878,355)	(50,598,745)	(61,728,815)

Capital-share transactions:
Net proceeds from sales of shares	72,816,147	287,597,234	161,410,808	332,781,289
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	17,145,634	23,149,102	41,956,974	50,654,235

Total proceeds from shares sold	89,961,781	310,746,336	203,367,782	383,435,524
Cost of shares redeemed	(172,084,489)	(397,362,403)	(212,228,738)	(787,378,472)

Net increase (decrease) in net assets from capital-share transactions	(82,122,708)	(86,616,067)	(8,860,956)	(403,942,948)

Net increase (decrease) in net assets	(44,526,903)	135,548,324	68,612,288	109,200,103

NET ASSETS:
Beginning of period	1,657,121,184	1,521,572,860	3,696,982,103	3,587,782,000

End of period (b)	$1,612,594,281	$1,657,121,184	$3,765,594,391	$3,696,982,103

(b) Includes undistributed net investment income/(distributions in excess of net investment income) of:	$3,796,711	$18,379,990	$9,517,693	$49,254,840

(a) See pages 34 and 35 for share class information on dividend distributions for the International, Tax-Managed International, Emerging Markets and New York Municipal Portfolios.

See Notes to Financial Statements.

30	Sanford C. Bernstein Fund, Inc.

EMERGING MARKETS PORTFOLIO		SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO		NEW YORK MUNICIPAL PORTFOLIO

SIX MONTHS ENDED 3/31/18 (UNAUDITED)	YEAR ENDED 9/30/17	SIX MONTHS ENDED 3/31/18 (UNAUDITED)	YEAR ENDED 9/30/17	SIX MONTHS ENDED 3/31/18 (UNAUDITED)	YEAR ENDED 9/30/17

$(617,531)	$9,765,289	$914,714	$873,199	$20,048,449	$36,944,369
85,507,905	123,757,236	(679,817)	(130,739)	(1,361,267)	(4,421,371)
40,948,507	120,141,379	(722,413)	160,390	(38,870,559)	(28,267,490)
31,039	52,505	0	0	0	0

125,869,920	253,716,409	(487,516)	902,850	(20,183,377)	4,255,508

(8,809,767)	(7,757,991)	(913,900)	(872,739)	(20,087,690)	(36,807,537)
(3,161,494)	0	0	(114,585)	0	0

(11,971,261)	(7,757,991)	(913,900)	(987,324)	(20,087,690)	(36,807,537)

88,955,680	234,666,601	70,619,767	148,607,589	203,586,880	339,506,060
10,565,975	5,946,621	766,906	811,755	15,771,262	28,990,168

99,521,655	240,613,222	71,386,673	149,419,344	219,358,142	368,496,228
(123,515,912)	(338,833,172)	(62,841,269)	(94,518,424)	(151,695,370)	(332,118,956)

(23,994,257)	(98,219,950)	8,545,404	54,900,920	67,662,772	36,377,272

89,904,402	147,738,468	7,143,988	54,816,446	27,391,705	3,825,243

1,486,069,403	1,338,330,935	203,305,584	148,489,138	1,805,953,068	1,802,127,825

$1,575,973,805	$1,486,069,403	$210,449,572	$203,305,584	$1,833,344,773	$1,805,953,068

$(2,634,232)	$6,793,066	$18,349	$17,535	$(108,120)	$(68,879)

See Notes to Financial Statements.

2018 Semi-Annual Report	31

Statement of Changes in Net Assets (continued)

	CALIFORNIA MUNICIPAL PORTFOLIO		DIVERSIFIED MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/18 (UNAUDITED)	YEAR ENDED 9/30/17	SIX MONTHS ENDED 3/31/18 (UNAUDITED)	YEAR ENDED 9/30/17

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$13,858,353	$25,527,975	$75,291,498	$136,544,593
Net realized gain (loss) on investment transactions	(1,318,802)	(2,827,036)	(1,124,525)	(12,149,103)
Net change in unrealized appreciation/depreciation of investments	(24,425,639)	(20,083,145)	(155,499,259)	(102,321,848)
Contributions from affiliates (see Note 2A)	0	0	0	1,199

Net increase (decrease) in net assets resulting from operations	(11,886,088)	2,617,794	(81,332,286)	22,074,841

Dividends to shareholders:
Dividends from net investment income (a)	(13,909,736)	(25,501,691)	(75,535,029)	(136,418,201)
Distributions from net realized gain on investment transactions (a)	0	0	0	0

Total dividends to shareholders	(13,909,736)	(25,501,691)	(75,535,029)	(136,418,201)

Capital-share transactions:
Net proceeds from sales of shares	184,871,830	271,327,369	1,003,396,105	1,504,757,972
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	10,949,882	19,959,923	61,641,865	111,236,436

Total proceeds from shares sold	195,821,712	291,287,292	1,065,037,970	1,615,994,408
Cost of shares redeemed	(128,372,865)	(241,903,758)	(695,685,804)	(1,508,626,543)

Net increase (decrease) in net assets from capital-share transactions	67,448,847	49,383,534	369,352,166	107,367,865

Net increase (decrease) in net assets	41,653,023	26,499,637	212,484,851	(6,975,495)

NET ASSETS:
Beginning of period	1,263,812,350	1,237,312,713	6,956,886,288	6,963,861,783

End of period (b)	$1,305,465,373	$1,263,812,350	$7,169,371,139	$6,956,886,288

(b) Includes undistributed net investment income/(distributions in excess of net investment income) of:	$(251,394)	$(200,011)	$(933,966)	$(690,435)

(a) See page 35 for share class information on dividend distributions for the California Municipal, Diversified Municipal and Short Duration Plus Portfolios.

See Notes to Financial Statements.

32	Sanford C. Bernstein Fund, Inc.

SHORT DURATION PLUS PORTFOLIO		INTERMEDIATE DURATION PORTFOLIO

SIX MONTHS ENDED 3/31/18 (UNAUDITED)	YEAR ENDED 9/30/17	SIX MONTHS ENDED 3/31/18 (UNAUDITED)	YEAR ENDED 9/30/17

$1,269,445	$2,088,292	$35,724,827	$76,226,995
(2,534,118)	(35,960)	(52,089,189)	411,876
257,832	(1,345,903)	(11,381,572)	(54,696,351)
0	5,699	0	3,839

(1,006,841)	712,128	(27,745,934)	21,946,359

(1,415,021)	(2,688,998)	(37,931,990)	(85,663,110)
0	0	0	(36,711,157)

(1,415,021)	(2,688,998)	(37,931,990)	(122,374,267)

57,086,569	126,069,861	308,221,303	451,312,186
1,137,258	2,191,820	29,445,693	104,881,339

58,223,827	128,261,681	337,666,996	556,193,525
(89,680,137)	(219,273,001)	(260,992,908)	(536,357,116)

(31,456,310)	(91,011,320)	76,674,088	19,836,409

(33,878,172)	(92,988,190)	10,996,164	(80,591,499)

257,039,729	350,027,919	3,363,353,361	3,443,944,860

$223,161,557	$257,039,729	$3,374,349,525	$3,363,353,361

$428,071	$573,647	$(2,087,762)	$119,401

See Notes to Financial Statements.

2018 Semi-Annual Report	33

Statement of Changes in Net Assets (continued)

	INTERNATIONAL PORTFOLIO		TAX-MANAGED INTERNATIONAL PORTFOLIO

	SIX MONTHS ENDED 3/31/18 (UNAUDITED)	YEAR ENDED 9/30/17	SIX MONTHS ENDED 3/31/18 (UNAUDITED)	YEAR ENDED 9/30/17
Dividends to shareholders:
Dividends from net investment income
International Class and Tax-Managed International Class, respectively	$(14,325,300)	$(22,632,899)	$(44,003,206)	$(54,948,127)
Class A	(281,507)	(63,772)	(24,488)	(26,996)
Class B	0	(134)	(17)	(46)
Class C	0	(13,155)	0	(3,206)
Class Z	(4,358,244)	(3,168,395)	(6,571,034)	(6,750,440)

	$(18,965,051)	$(25,878,355)	$(50,598,745)	$(61,728,815)

	EMERGING MARKETS PORTFOLIO

	SIX MONTHS ENDED 3/31/18 (UNAUDITED)	YEAR ENDED 9/30/17
Dividends and Distributions to shareholders:
Dividends from net investment income
Emerging Markets Class	$(7,273,208)	$(6,719,437)
Class Z	(1,536,559)	(1,038,554)

	$(8,809,767)	$(7,757,991)

Distributions from net realized gain on investment transactions
Emerging Markets Class	$(2,782,034)	$0
Class Z	(379,460)	0

	$(3,161,494)	$0

See Notes to Financial Statements.

34	Sanford C. Bernstein Fund, Inc.

	NEW YORK MUNICIPAL PORTFOLIO		CALIFORNIA MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/18 (UNAUDITED)	YEAR ENDED 9/30/17	SIX MONTHS ENDED 3/31/18 (UNAUDITED)	YEAR ENDED 9/30/17
Dividends to shareholders:
Dividends from net investment income
Municipal Class	$(18,087,431)	$(32,912,729)	$(12,773,103)	$(23,441,848)
Class A	(1,389,736)	(2,976,844)	(869,057)	(1,625,269)
Class B	(15)	(24)	0	0
Class C	(262,324)	(573,310)	(95,120)	(236,025)
Advisor Class (a)	(348,184)	(344,630)	(172,456)	(198,549)

	$(20,087,690)	$(36,807,537)	$(13,909,736)	$(25,501,691)

	DIVERSIFIED MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/18 (UNAUDITED)	YEAR ENDED 9/30/17
Dividends to shareholders:
Dividends from net investment income
Municipal Class	$(59,391,905)	$(106,556,662)
Class A	(2,975,285)	(6,628,548)
Class B	(155)	(581)
Class C	(393,612)	(900,980)
Advisor Class	(12,774,072)	(22,331,430)

	$(75,535,029)	$(136,418,201)

	SHORT DURATION PLUS PORTFOLIO

	SIX MONTHS ENDED 3/31/18 (UNAUDITED)	YEAR ENDED 9/30/17
Dividends to shareholders:
Dividends from net investment income
Short Duration Plus Class	$(1,315,438)	$(2,543,722)
Class A	(87,384)	(120,469)
Class B	(70)	(120)
Class C	(12,129)	(24,687)

	$(1,415,021)	$(2,688,998)

(a) Commenced distribution on July 25, 2016.

See Notes to Financial Statements.

2018 Semi-Annual Report	35

Financial Highlights

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	INTERNATIONAL PORTFOLIO INTERNATIONAL CLASS

	SIX MONTHS ENDED 3/31/18 (UNAUDITED)		YEAR ENDED 9/30/17	YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13
Net asset value, beginning of period	$18.11		$15.72	$14.68		$15.86	$15.94	$13.23

Income from investment operations:
Investment income, net†‡	0.04		0.21	0.25	^	0.19	0.35	0.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.57		2.45	1.01		(1.04)	(0.15)	2.74
Contributions from affiliates	0		0	0		0	0.00 (a)	0

Total from investment operations	0.61		2.66	1.26		(0.85)	0.20	2.97

Less dividends:
Dividends from net investment income	(0.20)		(0.27)	(0.22)		(0.33)	(0.28)	(0.26)

Net asset value, end of period	$18.52		$18.11	$15.72		$14.68	$15.86	$15.94

Total return (b)	3.41%		17.27%	8.63%	^	(5.46)%	1.23%	22.81%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,250,098		$1,321,390	$1,355,337		$1,454,581	$1,529,195	$1,599,667
Average net assets (000 omitted)	$1,301,975		$1,326,123	$1,418,373		$1,569,703	$1,631,212	$1,523,560
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.10%	*	1.16%	1.16%		1.16% +	1.15%	1.15%
Expenses, before waivers/reimbursements	1.13%	*	1.21%	1.20%		1.21% +	1.20%	1.20%
Net investment income‡	0.47%	*	1.32%	1.66%	^	1.21% +	2.15%	1.62%
Portfolio turnover rate	20%		82%	77%		80%	67%	72%

See Footnote Summary on page 45.

See Notes to Financial Statements.

36	Sanford C. Bernstein Fund, Inc.

	TAX-MANAGED INTERNATIONAL PORTFOLIO TAX-MANAGED INTERNATIONAL CLASS

	SIX MONTHS ENDED 3/31/18 (UNAUDITED)		YEAR ENDED 9/30/17	YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13
Net asset value, beginning of period	$18.15		$15.79	$14.75		$15.93	$16.06	$13.33

Income from investment operations:
Investment income, net†‡	0.05		0.22	0.25	^	0.20	0.37	0.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.57		2.41	1.02		(1.03)	(0.18)	2.78
Contributions from affiliates	0		0	0		0	0.00 (a)	0

Total from investment operations	0.62		2.63	1.27		(0.83)	0.19	3.02

Less dividends:
Dividends from net investment income	(0.25)		(0.27)	(0.23)		(0.35)	(0.32)	(0.29)

Net asset value, end of period	$18.52		$18.15	$15.79		$14.75	$15.93	$16.06

Total return (b)	3.42%		17.02%	8.65%	^	(5.32)%	1.20%	23.04%	††

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$3,298,822		$3,285,902	$3,247,504		$3,565,820	$3,753,170	$3,835,863
Average net assets (000 omitted)	$3,340,223		$3,225,527	$3,404,447		$3,748,062	$3,901,952	$3,581,411
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.05%	*	1.11%	1.11%		1.11% +	1.11%	1.11%
Expenses, before waivers/reimbursements	1.08%	*	1.16%	1.16%		1.16% +	1.16%	1.16%
Net investment income‡	0.54%	*	1.38%	1.68%	^	1.29% +	2.25%	1.66%
Portfolio turnover rate	21%		78%	69%		76%	64%	72%

See Footnote Summary on page 45.

See Notes to Financial Statements.

2018 Semi-Annual Report	37

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	EMERGING MARKETS PORTFOLIO EMERGING MARKETS CLASS

	SIX MONTHS ENDED 3/31/18 (UNAUDITED)		YEAR ENDED 9/30/17		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15		YEAR ENDED 9/30/14	YEAR ENDED 9/30/13
Net asset value, beginning of period	$31.25		$26.21		$22.77		$28.47		$26.95	$26.72

Income from investment operations:
Net investment income (loss)†‡	(0.02)		0.19		0.15	^	0.23		0.40	0.32
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.65		5.00		3.86		(4.98)		1.35	0.16
Contributions from affiliates	0.00	(a)	0.00	(a)	0		0		0	0

Total from investment operations	2.63		5.19		4.01		(4.75)		1.75	0.48

Less dividends and distributions:
Dividends from net investment income	(0.17)		(0.15)		(0.16)		(0.36)		(0.30)	(0.36)
Distributions from net realized gain on investment transactions	(0.07)		0		(0.41)		(0.61)		0	0

Total distributions	(0.24)		(0.15)		(0.57)		(0.97)		(0.30)	(0.36)

Portfolio transaction fee	0		0		0		0.02		0.07	0.11

Net asset value, end of period	$33.64		$31.25		$26.21		$22.77		$28.47	$26.95

Total return (b)	8.30%		19.96%	^^	18.04%	^	(17.20	)% (c)	6.79% (c)	2.17% (c)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,374,662		$1,308,216		$1,215,605		$1,110,925		$1,298,583	$1,192,290
Average net assets (000 omitted)	$1,373,532		$1,233,869		$1,137,202		$1,279,187		$1,272,134	$1,198,415
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.35%	*	1.46%		1.48%		1.44%	+	1.44%	1.44%
Expenses, before waivers/reimbursements	1.37%	*	1.48%		1.52%		1.49%	+	1.49%	1.49%
Net investment income (loss)‡	(0.11)%	*	0.69%		0.63%	^	0.84%	+	1.41%	1.19%
Portfolio turnover rate	26%		63%		71%		54%		53%	45%

See Footnote Summary on page 45.

See Notes to Financial Statements.

38	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO SHORT DURATION DIVERSIFIED MUNICIPAL CLASS

	SIX MONTHS ENDED 3/31/18 (UNAUDITED)	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16		YEAR ENDED 9/30/15		YEAR ENDED 9/30/14	YEAR ENDED 9/30/13
Net asset value, beginning of period	$12.60	$12.60	$12.60		$12.62		$12.61	$12.74

Income from investment operations
Investment income, net†	0.05	0.06	0.06	^‡	0.03		0.04	0.07
Net realized and unrealized gain (loss) on investment transactions	(0.08)	0.01	0.01		(0.01)		0.03	(0.07)

Total from investment operations	(0.03)	0.07	0.07		0.02		0.07	0

Less dividends and distributions:
Dividends from net investment income	(0.05)	(0.06)	(0.06)		(0.04)		(0.04)	(0.07)
Distributions from net realized gain on investment transactions	0	(0.01)	(0.01)		(0.00	)(a)	(0.02)	(0.06)

Total dividends and distributions	(0.05)	(0.07)	(0.07)		(0.04)		(0.06)	(0.13)

Net asset value, end of period	$12.52	$12.60	$12.60		$12.60		$12.62	$12.61

Total return (b)	(0.29)%	0.58%	0.55%	^	0.14%		0.52%	(0.01)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$210,450	$203,306	$148,489		$189,677		$257,900	$273,758
Average net assets (000 omitted)	$211,078	$169,137	$164,757		$218,232		$279,244	$323,922
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.53% *	0.61%	0.65%		0.63%	+	0.62%	0.62%
Expenses, before waiver/reimbursements	0.53% *	0.61%	0.65%		0.63%	+	0.62%	0.62%
Net investment income	0.86% *	0.52%	0.48%	^‡	0.27%	+	0.29%	0.58%
Portfolio turnover rate	9%	44%	42%		25%		32%	52%

See Footnote Summary on page 45.

See Notes to Financial Statements.

2018 Semi-Annual Report	39

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	NEW YORK MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	SIX MONTHS ENDED 3/31/18 (UNAUDITED)	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13
Net asset value, beginning of period	$14.07	$14.34	$14.10		$14.17	$14.05	$14.66

Income from investment operations:
Investment income, net†	0.16	0.30	0.32	^	0.34	0.35	0.38
Net realized and unrealized gain (loss) on investment transactions	(0.31)	(0.27)	0.24		(0.07)	0.13	(0.60)

Total from investment operations	(0.15)	0.03	0.56		0.27	0.48	(0.22)

Less dividends and distributions:
Dividends from net investment income	(0.15)	(0.30)	(0.32)		(0.34)	(0.36)	(0.38)
Distributions from net realized gain on investment transactions	0	0	0		0	0	(0.01)

Total dividends and distributions	(0.15)	(0.30)	(0.32)		(0.34)	(0.36)	(0.39)

Net asset value, end of period	$13.77	$14.07	$14.34		$14.10	$14.17	$14.05

Total return (b)	(1.03)%	0.29%	3.90%	^	1.94%	3.43%	(1.52)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,632,624	$1,595,536	$1,560,549		$1,445,775	$1,433,174	$1,345,338
Average net assets (000 omitted)	$1,610,809	$1,557,199	$1,504,287		$1,444,292	$1,371,449	$1,414,589
Ratio to average net assets of:
Expenses	0.53% *	0.56%	0.61%		0.61% +	0.61%	0.61%
Net investment income	2.24% *	2.12%	2.23%	^	2.42% +	2.52%	2.67%
Portfolio turnover rate	12%	23%	17%		17%	11%	17%

See Footnote Summary on page 45.

See Notes to Financial Statements.

40	Sanford C. Bernstein Fund, Inc.

	CALIFORNIA MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	SIX MONTHS ENDED 3/31/18 (UNAUDITED)	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16		YEAR ENDED 9/30/15		YEAR ENDED 9/30/14	YEAR ENDED 9/30/13
Net asset value, beginning of period	$14.32	$14.59	$14.40		$14.49		$14.29	$14.91

Income from investment operations:
Investment income, net†	0.15	0.30	0.31	^	0.32		0.33	0.38
Net realized and unrealized gain (loss) on investment transactions	(0.28)	(0.27)	0.18		(0.09)		0.20	(0.62)

Total from investment operations	(0.13)	0.03	0.49		0.23		0.53	(0.24)

Less dividends:
Dividends from net investment income	(0.15)	(0.30)	(0.30)		(0.32)		(0.33)	(0.38)

Net asset value, end of period	$14.04	$14.32	$14.59		$14.40		$14.49	$14.29

Total return (b)	(0.88)%	0.23%	3.46%	^	1.61%		3.78%	(1.64)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,186,985	$1,150,520	$1,119,516		$1,036,742		$979,252	$903,265
Average net assets (000 omitted)	$1,167,107	$1,118,392	$1,080,590		$1,007,317		$934,129	$951,766
Ratio to average net assets of:
Expenses	0.55% *	0.57%	0.63%		0.63%	+	0.63%	0.63%
Net investment income	2.17% *	2.10%	2.10%	^	2.22%	+	2.32%	2.59%
Portfolio turnover rate	13%	17%	12%		16%		10%	23%

See Footnote Summary on page 45.

See Notes to Financial Statements.

2018 Semi-Annual Report	41

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	DIVERSIFIED MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	SIX MONTHS ENDED 3/31/18 (UNAUDITED)	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14		YEAR ENDED 9/30/13
Net asset value, beginning of period	$14.43	$14.67	$14.47		$14.53	$14.36		$14.92

Income from investment operations:
Investment income, net†	0.15	0.29	0.29	^	0.30	0.33		0.38
Net realized and unrealized gain (loss) on investment transactions	(0.31)	(0.24)	0.20		(0.06)	0.18		(0.54)

Total from investment operations	(0.16)	0.05	0.49		0.24	0.51		(0.16)

Less dividends and distributions:
Dividends from net investment income	(0.15)	(0.29)	(0.29)		(0.30)	(0.34)		(0.38)
Distributions from net realized gain on investment transactions	0	0	0		0	(0.00	) (a)	(0.02)

Total dividends and distributions	(0.15)	(0.29)	(0.29)		(0.30)	(0.34)		(0.40)

Net asset value, end of period	$14.12	$14.43	$14.67		$14.47	$14.53		$14.36

Total return (b)	(1.09)%	0.37%	3.40%	^	1.69%	3.58%		(1.10)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$5,544,463	$5,377,573	$5,276,927		$4,860,803	$4,618,712		$4,269,409
Average net assets (000 omitted)	$5,507,623	$5,274,036	$5,048,509		$4,800,047	$4,395,640		$4,465,399
Ratio to average net assets of:
Expenses	0.46% *	0.49%	0.54%		0.55% +	0.56%		0.56%
Net investment income	2.14% *	2.02%	1.98%	^	2.09% +	2.32%		2.58%
Portfolio turnover rate	13%	25%	11%		15%	19%		19%

See Footnote Summary on page 45.

See Notes to Financial Statements.

42	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION PLUS PORTFOLIO SHORT DURATION PLUS CLASS

	SIX MONTHS ENDED 3/31/18 (UNAUDITED)		YEAR ENDED 9/30/17		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15		YEAR ENDED 9/30/14	YEAR ENDED 9/30/13
Net asset value, beginning of period	$11.68		$11.75		$11.74		$11.74		$11.74	$11.91

Income from investment operations:
Investment income, net†	0.06	‡	0.09	‡	0.09	^‡	0.06		0.06	0.05
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.10)		(0.05)		0.02		0.02		0.03	(0.11)
Contributions from affiliates	0		0.00	(a)	0		0		0	0

Total from investment operations	(0.04)		0.04		0.11		0.08		0.09	(0.06)

Less dividends:
Dividends from net investment income	(0.07)		(0.11)		(0.10)		(0.08)		(0.09)	(0.11)

Net asset value, end of period	$11.57		$11.68		$11.75		$11.74		$11.74	$11.74

Total return (b)	(0.36)%		0.37%	††	0.96%	^††	0.69%		0.75%	(0.51)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$198,936		$224,323		$313,720		$262,551		$313,410	$395,172
Average net assets (000 omitted)	$224,130		$266,909		$281,499		$291,134		$347,138	$467,653
Ratio to average net assets of:
Expenses	0.62%	*	0.66%		0.65%		0.64%	+	0.62%	0.60%
Expenses, before waivers/reimbursements	0.62%	*	0.66%		0.65%		0.64%	+	0.62%	0.60%
Net investment income	1.06%	*‡	0.75%	‡	0.73%	^‡	0.50%	+	0.55%	0.39%
Portfolio turnover rate**	28%		64%		76%		86%		67%	120%

See Footnote Summary on page 45.

See Notes to Financial Statements.

2018 Semi-Annual Report	43

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	INTERMEDIATE DURATION PORTFOLIO INTERMEDIATE DURATION CLASS

	SIX MONTHS ENDED 3/31/18 (UNAUDITED)	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16		YEAR ENDED 9/30/15		YEAR ENDED 9/30/14	YEAR ENDED 9/30/13
Net asset value, beginning of period	$13.23	$13.63	$13.41		$13.72		$13.47	$14.24

Income from investment operations
Investment income, net†	0.14	0.30	0.36	^	0.34		0.39	0.36
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.26)	(0.21)	0.46		0.01		0.27	(0.61)
Contributions from affiliates	0	0.00 (a)	0		0.00	(a)	0	0.00 (a)

Total from investment operations	(0.12)	0.09	0.82		0.35		0.66	(0.25)

Less dividends and distributions:
Dividends from net investment income	(0.14)	(0.34)	(0.42)		(0.40)		(0.38)	(0.41)
Distributions from net realized gain on investment transactions	0	(0.15)	(0.18)		(0.26)		(0.03)	(0.11)

Total dividends and distributions	(0.14)	(0.49)	(0.60)		(0.66)		(0.41)	(0.52)

Net asset value, end of period	$12.97	$13.23	$13.63		$13.41		$13.72	$13.47

Total return (b)	(0.86)%	0.71%	6.33%	^††	2.56%		4.96%	(1.82)% ††

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$3,374,350	$3,363,353	$3,443,945		$3,446,978		$3,848,564	$3,966,383
Average net assets (000 omitted)	$3,362,805	$3,350,914	$3,395,239		$3,575,822		$3,885,193	$4,405,415
Ratio to average net assets of:
Expenses	0.58% *	0.59%	0.59%		0.59%	+	0.58%	0.57%
Net investment income	2.12% *	2.27%	2.67%	^	2.49%	+	2.86%	2.57%
Portfolio turnover rate**	116%	230%	146%		249%		244%	200%

See Footnote Summary on page 45.

See Notes to Financial Statements.

44	Sanford C. Bernstein Fund, Inc.

†	Based on average shares outstanding.
‡	Net of fees and expense waived by the Adviser.
^	For the year ended September 30, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

PORTFOLIO	NET INVESTMENT INCOME PER SHARE	NET INVESTMENT INCOME RATIO	TOTAL RETURN
International	$0.003	0.02%	0.02%
Tax-Managed International	0.002	0.01%	0.01%
Emerging Markets	0.007	0.03%	0.03%
Short Duration Diversified Municipal	0.005	0.04%	0.04%
New York Municipal	0.001	0.01%	0.01%
California Municipal	0.001	0.01%	0.01%
Diversified Municipal	0.001	0.004%	0.004%
Short Duration Plus	0.004	0.03%	0.03%
Intermediate Duration	0.001	0.01%	0.01%

+	The ratio includes expenses attributable to costs of proxy solicitation.
††	Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the performance for the Tax-Managed International Portfolio for the year ended September 30, 2013 by 0.02%, and the Intermediate Duration Portfolio for the years ended September 30, 2016 and September 30, 2013 by 0.03% and 0.01%, respectively, and the Short Duration Plus Portfolio for the years ended September 30, 2017 and September 30, 2016 by 0.11% and 0.05%, respectively.
**	The Portfolio accounts for dollar roll transactions as purchases and sales.
^^	The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.
*	Annualized.
(a)	Amount is less than $.005.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(c)	This reflects the return to a shareholder who purchased shares of the Portfolio at the beginning of the period and redeemed them at the end of the period, paying, in each case, the applicable portfolio transaction fee. Effective May 2, 2005 the portfolio transaction fee payable when shares of the Portfolio are purchased or sold was reduced from 2.00% to 1.00%. The fee was eliminated effective February 2, 2015. Total return to a shareholder for the years ending September 30, 2015, September 30, 2014, September 30, 2013 and September 30, 2012, without taking into account these transaction fees would have been (18.03)%, 4.67%, 0.14% and 12.34%, respectively.

See Notes to Financial Statements.

2018 Semi-Annual Report	45

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund, Inc. (the “Fund”) is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund operates as a series company currently comprised of 15 portfolios (hereafter collectively referred to as the “Portfolios” and each individually a “Portfolio”) with the following share classes offered:

INTERNATIONAL EQUITY PORTFOLIOS	SHARE CLASSES OFFERED
International	International Class*, Class A, Class B, Class C and Class Z
Tax-Managed International	Tax-Managed International Class*, Class A, Class B, Class C and Class Z
Emerging Markets	Emerging Markets Class* and Class Z

FIXED INCOME MUNICIPAL PORTFOLIO
Short Duration Diversified Municipal	Short Duration Diversified Municipal Class*

INTERMEDIATE MUNICIPAL PORTFOLIOS
New York Municipal	Municipal Class*, Class A, Class B, Class C and Advisor Class
California Municipal	Municipal Class*, Class A, Class C and Advisor Class
Diversified Municipal	Municipal Class*, Class A, Class B, Class C and Advisor Class

FIXED INCOME TAXABLE PORTFOLIOS
Short Duration Plus	Short Duration Plus Class*, Class A, Class B and Class C
Intermediate Duration	Intermediate Duration Class*

*	Bernstein Class

OVERLAY PORTFOLIOS
Overlay A	Class 1 and Class 2
Tax-Aware Overlay A	Class 1 and Class 2
Overlay B	Class 1 and Class 2
Tax-Aware Overlay B	Class 1 and Class 2
Tax-Aware Overlay C	Class 1 and Class 2
Tax-Aware Overlay N	Class 1 and Class 2

Each Portfolio has its own investment objectives. This report relates only to the International Equity Portfolios, Fixed Income Municipal Portfolio, Intermediate Municipal Portfolios and Fixed Income Taxable Portfolios (together the “SCB Portfolios”). The financial statements of the Overlay Portfolios and the financial highlights of Class A, Class B, Class C, Advisor Class and Class Z Shares (collectively “Retail Classes”) of International, Tax-Managed International, Emerging Markets, New York Municipal, California Municipal, Diversified Municipal and Short Duration Plus Portfolios are presented in separate financial reports. Effective January 15, 2016, International, Tax-Managed International and Emerging Markets Portfolios commenced offering of Class Z Shares. Effective July 25, 2016, New York Municipal and California Municipal Portfolios commenced offering of Advisor Class Shares. Each class of shares has identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolios.

46	Sanford C. Bernstein Fund, Inc.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolios generally value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market value as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

2018 Semi-Annual Report	47

Notes to Financial Statements (continued)

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are: the value of collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

48	Sanford C. Bernstein Fund, Inc.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of March 31, 2018:

INTERNATIONAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL
Assets:
Common Stocks:
Financials	$22,278,144	$306,681,164		$0	$328,959,308
Consumer Discretionary	30,628,693	202,271,366		0	232,900,059
Information Technology	18,426,797	210,234,593		0	228,661,390
Consumer Staples	17,437,546	170,809,632		0	188,247,178
Industrials	8,852,790	166,051,076		0	174,903,866
Health Care	16,885,666	88,241,632		0	105,127,298
Telecommunication Services	0	99,195,214		0	99,195,214
Materials	14,078,705	84,541,126		0	98,619,831
Energy	14,352,635	65,099,524		0	79,452,159
Utilities	5,510,609	19,235,119		0	24,745,728
Real Estate	0	6,421,840		0	6,421,840
Short-Term Investments	36,304,016	0		0	36,304,016
Total Investments in Securities	184,755,601	1,418,782,286	(a)	0	1,603,537,887
Other Financial Instruments (b):
Assets:
Forward Currency Exchange Contracts	0	2,500,952		0	2,500,952
Liabilities:
Futures	(92,521)	0		0	(92,521	)(c)
Forward Currency Exchange Contracts	0	(4,934,690)		0	(4,934,690)
Total (d)(e)(f)	$184,663,080	$1,416,348,548		$0	$1,601,011,628

TAX-MANAGED INTERNATIONAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL
Assets:
Common Stocks:
Financials	$51,864,962	$716,827,217		$0	$768,692,179
Consumer Discretionary	71,570,760	470,643,263		0	542,214,023
Information Technology	42,382,580	490,630,694		0	533,013,274
Consumer Staples	40,154,767	395,835,047		0	435,989,814
Industrials	20,350,201	386,993,571		0	407,343,772
Health Care	39,471,182	205,299,297		0	244,770,479
Telecommunication Services	0	233,138,568		0	233,138,568
Materials	33,631,080	195,672,679		0	229,303,759
Energy	32,283,002	151,837,608		0	184,120,610
Utilities	12,573,264	44,719,347		0	57,292,611
Real Estate	0	14,832,784		0	14,832,784
Short-Term Investments	78,996,930	0		0	78,996,930
Total Investments in Securities	423,278,728	3,306,430,075	(a)	0	3,729,708,803

2018 Semi-Annual Report	49

Notes to Financial Statements (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Other Financial Instruments (b):
Assets:
Forward Currency Exchange Contracts	$0	$26,326,295	$0		$26,326,295
Liabilities:
Futures	(340,541)	0	0		(340,541	)(c)
Forward Currency Exchange Contracts	0	(17,711,602)	0		(17,711,602)
Total (f)(g)(h)	$422,938,187	$3,315,044,768	$0		$3,737,982,955

EMERGING MARKETS PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Common Stocks:
Financials	$73,691,725	$402,934,283	$0		$476,626,008
Information Technology	80,875,658	309,249,715	0		390,125,373
Consumer Discretionary	54,372,195	113,742,923	0		168,115,118
Energy	90,720,396	19,478,421	0		110,198,817
Materials	16,622,017	89,962,358	0	(i)	106,584,375
Industrials	24,300,519	58,844,362	0		83,144,881
Consumer Staples	7,266,992	57,331,673	0		64,598,665
Health Care	6,860,952	52,195,559	0		59,056,511
Telecommunication Services	1,512,584	40,309,108	0		41,821,692
Real Estate	103,668	24,886,403	0		24,990,071
Utilities	17,242,393	0	0		17,242,393
Equity Linked Notes	0	14,299,580	0		14,299,580
Short-Term Investments	9,345,396	0	0		9,345,396
Total Investments in Securities	382,914,495	1,183,234,385 (a)	0		1,566,148,880
Other Financial Instruments (b):
Assets:
Forward Currency Exchange Contracts	0	3,348,327	0		3,348,327
Liabilities:
Forward Currency Exchange Contracts	0	(981,789)	0		(981,789)
Total (f)(j)(k)	$382,914,495	$1,185,600,923	$0		$1,568,515,418

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Long-Term Municipal Bonds	$0	$174,699,214	$4,818,936		$179,518,150
Short-Term Municipal Notes	0	25,158,974	0		25,158,974
Short-Term Investments	0	549,324	0		549,324
Total Investments in Securities	0	200,407,512	4,818,936		205,226,448
Other Financial Instruments (b)	0	0	0		0
Total (l)	$0	$200,407,512	$4,818,936		$205,226,448

50	Sanford C. Bernstein Fund, Inc.

NEW YORK MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Long-Term Municipal Bonds	$0	$1,779,605,546	$33,233,120		$1,812,838,666
Short-Term Municipal Notes	0	26,079,151	3,502,345		29,581,496
Short-Term Investments	0	1,936,404	0		1,936,404
Total Investments in Securities	0	1,807,621,101	36,735,465		1,844,356,566
Other Financial Instruments (b):
Assets	0	0	0		0
Liabilities:
Credit Default Swaps	0	(521,779)	0		(521,779)
Total (l)	$0	$1,807,099,322	$36,735,465		$1,843,834,787

CALIFORNIA MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Long-Term Municipal Bonds	$0	$1,266,641,589	$30,440,384	(i)	$1,297,081,973
Short-Term Municipal Notes	0	20,493,398	0		20,493,398
Short-Term Investments	0	902,750	0		902,750
Total Investments in Securities	0	1,288,037,737	30,440,384		1,318,478,121
Other Financial Instruments (b):
Assets	0	0	0		0
Liabilities:
Credit Default Swaps	0	(366,641)	0		(366,641)
Total (l)	$0	$1,287,671,096	$30,440,384		$1,318,111,480

DIVERSIFIED MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Long-Term Municipal Bonds	$0	$6,650,305,197	$103,269,095		$6,753,574,292
Short-Term Municipal Notes	0	399,678,883	0		399,678,883
Governments—Treasuries	0	3,896,250	0		3,896,250
Short-Term Investments	0	734,763	0		734,763
Total Investments in Securities	0	7,054,615,093	103,269,095		7,157,884,188
Other Financial Instruments (b):
Assets	0	0	0		0
Liabilities:
Credit Default Swaps	0	(1,652,482)	0		(1,652,482)
Total (l)	$0	$7,052,962,611	$103,269,095		$7,156,231,706

2018 Semi-Annual Report	51

Notes to Financial Statements (continued)

SHORT DURATION PLUS PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Governments—Treasuries	$0	$70,813,878	$0	$70,813,878
Corporates—Investment Grade	0	48,009,289	0	48,009,289
Asset-Backed Securities	0	29,571,375	2,466,375	32,037,750
Commercial Mortgage-Backed Securities	0	17,089,888	1,424,531	18,514,419
Collateralized Mortgage Obligations	0	16,187,488	0	16,187,488
Inflation-Linked Securities	0	11,910,062	0	11,910,062
Mortgage Pass-Throughs	0	3,077,853	0	3,077,853
Emerging Markets—Corporate Bonds	0	354,112	0	354,112
Short-Term Investments	0	21,615,860	0	21,615,860
Total Investments in Securities	0	218,629,805	3,890,906	222,520,711
Other Financial Instruments (b):
Assets:
Futures	19,953	0	0	19,953	(c)
Forward Currency Exchange Contracts	0	45,908	0	45,908
Credit Default Swaps	0	1,124	0	1,124
Liabilities:
Futures	(42,052)	0	0	(42,052	)(c)
Credit Default Swaps	0	(681,520)	0	(681,520)
Total (l)	$(22,099)	$217,995,317	$3,890,906	$221,864,124

INTERMEDIATE DURATION PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Mortgage Pass-Throughs	$0	$737,675,261	$0	$737,675,261
Corporates—Investment Grade	0	667,166,031	3,241,194	670,407,225
Governments—Treasuries	0	340,605,814	0	340,605,814
Asset-Backed Securities	0	271,951,586	50,615,460	322,567,046
Commercial Mortgage-Backed Securities	0	234,340,788	54,843,184	289,183,972
Collateralized Mortgage Obligations	0	213,315,834	1,496,003	214,811,837
Inflation-Linked Securities	0	164,051,769	0	164,051,769
Corporates—Non-Investment Grade	0	117,275,833	0	117,275,833
Agencies	0	77,066,571	0	77,066,571
Emerging Markets—Corporate Bonds	0	34,959,189	0	34,959,189
Emerging Markets—Treasuries	0	28,723,007	0	28,723,007
Local Governments—US Municipal Bonds	0	12,974,512	0	12,974,512
Governments—Sovereign Bonds	0	5,150,166	0	5,150,166
Common Stocks	0	0	2,831,250	2,831,250
Emerging Markets—Sovereigns	0	2,120,167	0	2,120,167
Quasi-Sovereigns	0	1,999,639	0	1,999,639
Short-Term Investments:
Governments—Treasuries	0	269,383,162	0	269,383,162
Agency Discount Notes	0	214,423,275	0	214,423,275
U.S. Treasury Bills	0	92,839,620	0	92,839,620

52	Sanford C. Bernstein Fund, Inc.

INTERMEDIATE DURATION PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Commercial Paper	$0	$33,683,931	$0	$33,683,931
Total Investments in Securities	0	3,519,706,155	113,027,091	3,632,733,246
Other Financial Instruments (b):
Assets:
Futures	9,002,789	0	0	9,002,789	(c)
Forward Currency Exchange Contracts	0	2,754,984	0	2,754,984
Centrally Cleared Interest Rate Swaps	0	7,394,043	0	7,394,043	(c)
Credit Default Swaps	0	28,300	0	28,300
Variance Swaps	0	698	0	698
Liabilities:
Futures	(1,743,500)	0	0	(1,743,500	)(c)
Forward Currency Exchange Contracts	0	(1,079,329)	0	(1,079,329)
Centrally Cleared Interest Rate Swaps	0	(167,760)	0	(167,760	)(c)
Credit Default Swaps	0	(12,485,861)	0	(12,485,861)
Variance Swaps	0	(1,338)	0	(1,338)
Total (m)	$7,259,289	$3,516,149,892	$113,027,091	$3,636,436,272

(a)	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note 1.A.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments. Centrally cleared swaps with upfront premiums are presented here at market value.

(d)	An amount of $18,280,514 was transferred from Level 1 to Level 2 due to decrease in trading volume during the reporting period.

(e)	An amount of $25,718,830 was transferred from Level 1 to Level 2 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period.

(f)	There were de minimis transfers under 1% of net assets from Level 2 to Level 1 during the reporting period.

(g)	An amount of $41,251,912 was transferred from Level 1 to Level 2 due to decrease in trading volume during the reporting period.

(h)	An amount of $56,277,981 was transferred from Level 1 to Level 2 due to the above mentioned foreign equity fair valuation using third party vendor modelling tools during the reporting period.

(i)	The Portfolio held securities with zero market value at period end.

(j)	An amount of $29,761,609 was transferred from Level 1 to Level 2 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period.

(k)	An amount of $25,893,769 was transferred from Level 1 to Level 2 due to decrease in trading volume during the reporting period.

(l)	There were no transfers between any levels during the reporting period.

(m)	There were no transfers between Level 1 and Level 2 during the reporting period.

The Portfolios recognize all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

2018 Semi-Annual Report	53

Notes to Financial Statements (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

EMERGING MARKETS PORTFOLIO	COMMON STOCKS(a)	TOTAL
Balance as of 9/30/17	$0	$0
Accrued discounts/(premiums)	0	0
Realized gain (loss)	0	0
Change in unrealized appreciation/depreciation	0	0
Purchases	0	0
Sales	0	0
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 3/31/18	$0	$0

Net change in unrealized appreciation/depreciation from investments held as of 3/31/18 (b)	$0	$0

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS	TOTAL
Balance as of 9/30/17	$1,001,985	$1,001,985
Accrued discounts/(premiums)	(22,180)	(22,180)
Realized gain (loss)	(670,000)	(670,000)
Change in unrealized appreciation/depreciation	506,208	506,208
Purchases	4,255,923	4,255,923
Sales	(253,000)	(253,000)
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 3/31/18	$4,818,936	$4,818,936

Net change in unrealized appreciation/depreciation from investments held as of 3/31/18 (b)	$(33,142)	$(33,142)

NEW YORK MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS	SHORT-TERM MUNICIPAL NOTES	TOTAL
Balance as of 9/30/17	$27,083,617	$4,820,287	$31,903,904
Accrued discounts/(premiums)	(163,503)	(14,651)	(178,154)
Realized gain (loss)	(1,525,609)	0	(1,525,609)
Change in unrealized appreciation/depreciation	988,566	(3,291)	985,275
Purchases	20,196,743	0	20,196,743
Sales	(13,346,694)	(1,300,000)	(14,646,694)
Transfers in to Level 3	0	0	0
Transfers out of Level 3	0	0	0

Balance as of 3/31/18	$33,233,120	$3,502,345	$36,735,465

Net change in unrealized appreciation/depreciation from investments held as of 3/31/18 (b)	$(60,961)	$133	$(60,828)

54	Sanford C. Bernstein Fund, Inc.

CALIFORNIA MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS(a)	TOTAL
Balance as of 9/30/17	$23,859,247	$23,859,247
Accrued discounts/(premiums)	(116,219)	(116,219)
Realized gain (loss)	0	0
Change in unrealized appreciation/depreciation	(138,763)	(138,763)
Purchases	6,836,119	6,836,119
Sales	0	0
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 3/31/18	$30,440,384	$30,440,384

Net change in unrealized appreciation/depreciation from investments held as of 3/31/18 (b)	$(138,763)	$(138,763)

DIVERSIFIED MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS	TOTAL
Balance as of 9/30/17	$71,131,365	$71,131,365
Accrued discounts/(premiums)	(394,225)	(394,225)
Realized gain (loss)	(16,218)	(16,218)
Change in unrealized appreciation/depreciation	(750,810)	(750,810)
Purchases	36,779,468	36,779,468
Sales	(3,480,485)	(3,480,485)
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 3/31/18	$103,269,095	$103,269,095

Net change in unrealized appreciation/depreciation from investments held as of 3/31/18 (b)	$(739,003)	$(739,003)

SHORT DURATION PLUS PORTFOLIO	ASSET-BACKED SECURITIES	COMMERCIAL MORTGAGE- BACKED SECURITIES	TOTAL
Balance as of 9/30/17	$2,940,010	$1,450,211	$4,390,221
Accrued discounts/(premiums)	40	(669)	(629)
Realized gain (loss)	174	0	174
Change in unrealized appreciation/depreciation	(21,693)	(25,011)	(46,704)
Purchases/Payups	398,957	0	398,957
Sales/Paydowns	(851,113)	0	(851,113)
Transfers in to Level 3	0	0	0
Transfers out of Level 3	0	0	0

Balance as of 3/31/18	$2,466,375	$1,424,531	$3,890,906

Net change in unrealized appreciation/depreciation from investments held as of 3/31/18 (b)	$(21,693)	$(25,011)	$(46,704)

2018 Semi-Annual Report	55

Notes to Financial Statements (continued)

INTERMEDIATE DURATION PORTFOLIO	CORPORATES - INVESTMENT GRADE	ASSET- BACKED SECURITIES	COMMERCIAL MORTGAGE- BACKED SECURITIES
Balance as of 9/30/17	$—	$35,784,826	$41,870,514
Accrued discounts/(premiums)	1,688	197	15,379
Realized gain (loss)	—	(3,104,663)	(774,799)
Change in unrealized appreciation/depreciation	(863)	(512,167)	245,704
Purchases/Payups	3,240,369	23,732,997	21,147,470
Sales/Paydowns	—	(5,285,730)	(7,661,084)
Transfers in to Level 3	—	—	—
Transfers out of Level 3	—	—	—

Balance as of 3/31/18	$3,241,194	$50,615,460	$54,843,184

Net change in unrealized appreciation/depreciation from investments held as of 3/31/18 (b)	$(863)	$(512,167)	$(92,377)

	COLLATERALIZED MORTGAGE OBLIGATIONS	COMMON STOCKS	TOTAL
Balance as of 9/30/17	$6,068,447	$2,919,144	$86,642,931
Accrued discounts/(premiums)	—	—	17,264
Realized gain (loss)	—	—	(3,879,462)
Change in unrealized appreciation/depreciation	2,178	(87,894)	(353,042)
Purchases/Payups	—	—	48,120,836
Sales/Paydowns	—	—	(12,946,814)
Transfers in to Level 3	—	—	—
Transfers out of Level 3	(4,574,622)	—	(4,574,622	)(c)

Balance as of 3/31/18	$1,496,003	$2,831,250	$113,027,091

Net change in unrealized appreciation/depreciation from investments held as of 3/31/18 (b)	$2,178	$(87,894)	$(691,123)

(a)	The Portfolio held securities with zero market value at period end.

(b)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

(c)	There were de minimis transfers under 1% of net assets during the reporting period.

The following presents information about significant unobservable inputs related to the Portfolio’s Level 3 investments at March 31, 2018. Securities priced by i) broker or ii) third party vendors, which approximates fair value, are excluded from the following table:

	QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS
CALIFORNIA MUNICIPAL PORTFOLIO	FAIR VALUE AT 3/31/18	VALUATION TECHNIQUE	UNOBSERVABLE INPUT	INPUT
Long-Term Municipal Bonds	$0	Qualitative Assessment		$0.00/N/A

INTERMEDIATE DURATION PORTFOLIO	FAIR VALUE AT 3/31/18	VALUATION TECHNIQUE	UNOBSERVABLE INPUT	INPUT
Common Stocks	$2,831,250	Market Approach	NAV Equivalent	$1,006.49/N/A

56	Sanford C. Bernstein Fund, Inc.

Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. Significant increases (decreases) in NAV equivalent in isolation would be expected to result in a significantly higher (lower) fair value measurement.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

C.	Foreign Currency Translation

The accounting records of the Portfolios are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Portfolios do isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Portfolios do isolate the effect of changes in foreign exchange rates from changes in market prices of securities sold during the year, as required by the Internal Revenue Code.

The International Portfolio, Tax-Managed International Portfolio, Emerging Markets Portfolio, Short Duration Plus Portfolio and Intermediate Duration Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of

2018 Semi-Annual Report	57

Notes to Financial Statements (continued)

its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In consideration of recent decisions rendered by the European courts, International Portfolio and Tax-Managed International Portfolio filed reclaims to recover taxes withheld on dividends earned from certain European Union countries during calendar years 2008 through 2010. These filing are subject to various administrative and judicial proceedings within these countries. No amounts for additional tax reclaims are disclosed in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of September 30, 2017, the Portfolios did not have any unrecognized tax benefits.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Portfolios are informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H.	Distribution of Income and Gains

Net investment income of each Portfolio except the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Dividends from net investment income, if any, of the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio will be paid to shareholders at least once a year.

Distributions of net realized gains, less any available loss carryforwards, if any, for all the Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

58	Sanford C. Bernstein Fund, Inc.

I.	Repurchase Agreements

Each Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Portfolios pay the Adviser an investment management fee, based on an annual rate, for such services as follows:

	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
PORTFOLIO			FIRST $2.5 BILLION	NEXT $2.5 BILLION	THEREAFTER
International			0.750%	0.650%	0.600%

			FIRST $2.5 BILLION	NEXT $2.5 BILLION	THEREAFTER
Tax-Managed International			0.750%	0.650%	0.600%

			FIRST $2.5 BILLION	NEXT $2.5 BILLION	THEREAFTER
Emerging Markets			0.950%	0.900%	0.850%

				FIRST $750 MILLION	THEREAFTER
Short Duration Diversified Municipal				0.300%	0.250%

				FIRST $750 MILLION	THEREAFTER
Short Duration Plus				0.350%	0.300%

		FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
New York Municipal and California Municipal		0.425%	0.375%	0.325%	0.275%

	FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
Diversified Municipal	0.425%	0.375%	0.325%	0.275%	0.225%

		FIRST $2.5 BILLION	NEXT $2.5 BILLION	NEXT $3 BILLION	THEREAFTER
Intermediate Duration		0.450%	0.400%	0.350%	0.300%

2018 Semi-Annual Report	59

Notes to Financial Statements (continued)

For the period from January 27, 2017 to December 31, 2017, the below Portfolios paid the Adviser an investment management fee, based on an annual rate, for such services as follows:

	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
		FIRST $1 BILLION	NEXT $3 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
International		0.925%	0.850%	0.800%	0.750%	0.650%

	FIRST $1 BILLION	FIRST $3 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
Tax-Managed International	0.925%	0.850%	0.800%	0.750%	0.650%	0.600%

		FIRST $1 BILLION	NEXT $1 BILLION	NEXT $1 BILLION	NEXT $3 BILLION	THEREAFTER
Emerging Markets		1.175%	1.050%	1.000%	0.900%	0.850%

					FIRST $750 MILLION	THEREAFTER
Short Duration Diversified Municipal					0.400%	0.350%

					FIRST $750 MILLION	THEREAFTER
Short Duration Plus					0.450%	0.400%

		FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
Intermediate Duration		0.500%	0.450%	0.400%	0.350%	0.300%

Prior to January 27, 2017, the below Portfolios paid the Adviser an investment management fee, based on an annual rate, for such services as follows:

	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
				FIRST $750 MILLION	THEREAFTER
Short Duration Diversified Municipal				0.450%	0.400%

		FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
New York Municipal and California Municipal		0.500%	0.450%	0.400%	0.350%

	FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
Diversified Municipal	0.500%	0.450%	0.400%	0.350%	0.300%

Prior to January 1, 2018, the Adviser voluntarily waived the annual investment management fees of the International Portfolio and Tax-Managed International Portfolio by an amount equal to 0.05% per annum of the respective average net assets of the Portfolios. Prior to January 1, 2018, the Adviser voluntarily waived the annual investment management fees of the Emerging Markets Portfolio by an amount equal to 0.025% per annum of the respective average net assets. For the six months ended March 31, 2018, such waivers amounted to $207,310, $467,064 and $96,043 for the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio, respectively.

Prior to January 27, 2018, the Adviser agreed to bear certain expenses to the extent necessary to limit the total operating expenses on an annual basis (the “Expense Cap”) to 1.20%, 1.20%, 1.95%, 1.95% and 0.95% of average daily net assets for Bernstein Class shares, Class A, Class B, Class C and Class Z, respectively, for the International Portfolio and Tax-Managed International Portfolio, 1.50% and 1.25% for Bernstein Class shares and Class Z, respectively, for the Emerging Markets Portfolio. For the six months ended March 31, 2018, there was no such reimbursement.

During the six months ended March 31, 2018, the Adviser reimbursed the Emerging Markets Portfolio $31,039 for trading losses incurred due to trade entry errors. During the year ended September 30, 2017, the Adviser reimbursed the

60	Sanford C. Bernstein Fund, Inc.

Emerging Markets Portfolio, Diversified Municipal Portfolio, Short Duration Plus Portfolio and Intermediate Duration Portfolio Portfolios $52,505, $1,199, $5,699 and $3,839, respectively, for trading losses incurred due to trade entry errors.

B.	Shareholder Servicing Fee; Transfer Agency Fee

Under the Shareholder Servicing Agreement between the Sanford C. Bernstein Fund, Inc. and the Adviser, the Adviser pays expenses it incurs in providing shareholder servicing to the Fund, the Portfolios and individual shareholders. The Shareholder Servicing Agreement does not apply to the Retail Classes. Such services include, but are not limited to, providing information to shareholders concerning their Sanford C. Bernstein Fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. Under the agreement, the fee paid by each Portfolio except the International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio to the Adviser for services is 0.10 of 1%, annualized, of the average daily net assets attributable to the Bernstein Class during the month, and the fee paid by the International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio for services is 0.25 of 1%, annualized, of the average daily net assets attributable to the Bernstein Class during the month.

Under a Transfer Agency Agreement between the Sanford C. Bernstein Fund, Inc., on behalf of the Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Retail Classes compensate ABIS, a wholly owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub accounting services and/or networking services. For the six months ended March 31, 2018, the compensation retained by ABIS amounted to: International Portfolio, $36,514; Tax-Managed International Portfolio, $43,883; Emerging Markets Portfolio, $19,173; New York Municipal Portfolio, $12,345; California Municipal Portfolio, $9,029; Diversified Municipal Portfolio, $178,703; and Short Duration Plus Portfolio, $8,194.

The Adviser is currently waiving the costs of transfer agency fees for Classes A, B and C and printing fees for Classes A, B, C and Z of the International and Tax-Managed International Portfolios. For the six months ended March 31, 2018, such waivers amounted to $24,240 and $5,427, respectively.

C.	Distribution Arrangements—the Portfolios Except the Retail Classes

Under the Distribution Agreement between the Fund, on behalf of each Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the SCB Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D.	Distribution Arrangements—the Retail Classes Only

The Retail Classes of the International Portfolio, the Tax-Managed International Portfolio, the Intermediate Municipal Portfolios, and the Short Duration Plus Portfolio have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investments, Inc., (the “Retail Distributor”), a wholly owned subsidiary of the Adviser, at an annual rate of up to 0.30 of 1% of the Class A Shares, and 1% of the Class B and Class C Shares of the respective average daily net assets attributable to the Retail Classes. Effective January 30, 2015, payments under the Agreement in respect of Class A shares are limited to an annual rate of 0.25 of 1% of Class A shares’ average daily net assets. With respect to the Short Duration Plus Portfolio, the Distributor voluntarily reduced distribution service fees of Class A Shares to 0.20 of 1% of the average daily net assets for the period of April 1, 2015 to June 30, 2015 and further voluntarily reduced fees to zero for the period of July 1, 2015 to October 31, 2015. Effective April 1, 2012, the Distributor voluntarily agreed to waive 0.55 of 1% to limit fees for Short Duration Plus Portfolio to 0.45 of 1% of the average daily net assets attributable to the Class B Shares and Class C Shares. The fees are accrued daily and paid monthly. For the six months ended March 31, 2018, such waiver amounted to $12,115. The Agreement provides that the Retail Distributor will use such payments in their entirety for distribution assistance and

2018 Semi-Annual Report	61

Notes to Financial Statements (continued)

promotional activities. The Retail Distributor has advised the Sanford C. Bernstein Fund, Inc., that it has incurred expenses in excess of the distribution costs reimbursed by each of the Retail Classes as follows:

	PORTFOLIO
	INTERNATIONAL	TAX-MANAGED INTERNATIONAL	NEW YORK MUNICIPAL	CALIFORNIA MUNICIPAL	DIVERSIFIED MUNICIPAL	SHORT DURATION PLUS
Class B	$196,285	$225,619	$743,241	$507,022	$455,452	$14,176
Class C	1,463,349	1,237,432	2,364,684	1,312,530	3,174,275	1,023,893

There are no distribution and servicing fees on the Advisor Class Shares.

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s shares.

E.	Other Transactions with Affiliates

Class A Shares of the Retail Classes are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. Effective October 1, 2009, the Intermediate Municipal Portfolios Class A shares were sold with a reduced front-end sales charge of up to 3.00% for purchases up to $500,000; purchases of $500,000 or more will not be subject to a sales charge. With respect to purchases of $1,000,000 or more ($500,000 or more with respect to the Intermediate Municipal Portfolios effective October 1, 2009), Class A Shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B Shares of the Intermediate Municipal Portfolios and the Short Duration Plus Portfolio are currently sold with a contingent deferred sales charge that declines from 3% to zero depending on the period of time the shares are held. Class B Shares of the International Portfolio and the Tax-Managed International Portfolio are currently sold with a contingent deferred sales charge that declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Portfolios to new investors were suspended. Effective October 4, 2016 sales of Class B shares of California Municipal Portfolio to new and existing investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB mutual fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolios’ Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B Shares will automatically convert to Class A Shares six years after the end of the calendar month of purchase for the Intermediate Municipal Portfolios and the Short Duration Plus Portfolio, and eight years after the end of the calendar month of purchase for the International Portfolio and the Tax-Managed International Portfolio.

Class C Shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase.

AllianceBernstein Investments, Inc. has advised the Fund, that it has retained front-end sales charges from sales of Class A Shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C Shares for the six months ended March 31, 2018, as follows:

	FRONT-END SALES CHARGES CLASS A	CONTINGENT DEFERRED SALES CHARGES
PORTFOLIO		CLASS A	CLASS C
International	$166	$37	$0
Tax-Managed International	147	0	0
New York Municipal	59	2,165	284
California Municipal	15	67	316
Diversified Municipal	0	1,186	550
Short Duration Plus	49	0	0

62	Sanford C. Bernstein Fund, Inc.

Brokerage commissions paid on investment transactions and brokerage commissions paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein & Co., Ltd., affiliates of the Adviser, for the six months ended March 31, 2018 were as follows:

PORTFOLIO	TOTAL COMMISSIONS	SANFORD C. BERNSTEIN & CO., LLC	SANFORD C. BERNSTEIN & CO., LTD.
International	$394,623	$0	$0
Tax-Managed International	863,363	0	0
Emerging Markets	922,626	0	0
Short Duration Plus	2,754	0	0
Intermediate Duration	78,032	0	0

There were no brokerage commissions paid by Short Duration Diversified Municipal, New York Municipal, California Municipal and Diversified Municipal for the six months ended March 31, 2018.

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the six months ended March 31, 2018, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

PORTFOLIO	PURCHASES EXCLUDING U.S. GOVERNMENT SECURITIES	PURCHASES OF U.S. GOVERNMENT SECURITIES	SALES EXCLUDING U.S. GOVERNMENT SECURITIES	SALES OF U.S. GOVERNMENT SECURITIES
International	$314,641,377	$0	$396,127,094	$0
Tax-Managed International	758,956,559	0	780,050,270	0
Emerging Markets	405,076,695	0	449,167,075	0
Short Duration Diversified Municipal	39,782,758	0	17,080,095	0
New York Municipal	318,099,593	0	134,237,509	87,685,523
California Municipal	271,930,367	0	100,929,683	60,835,921
Diversified Municipal	1,216,384,749	5,004,492	530,618,892	341,967,042
Short Duration Plus	10,151,337	51,664,471	19,417,690	63,798,545
Intermediate Duration	420,792,126	3,319,078,363	245,896,298	3,260,145,887

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

	GROSS UNREALIZED		NET UNREALIZED APPRECIATION/ (DEPRECIATION)
PORTFOLIO	APPRECIATION	(DEPRECIATION)
International	$275,959,810	$(56,100,599)	$219,859,211
Tax-Managed International	623,762,008	(157,971,431)	465,790,577
Emerging Markets	357,475,362	(55,410,563)	302,064,799
Short Duration Diversified Municipal	98,292	(1,257,153)	(1,158,861)
New York Municipal	30,958,214	(10,260,722)	20,697,492
California Municipal	23,009,156	(6,841,976)	16,167,180
Diversified Municipal	114,826,095	(63,426,499)	51,399,596
Short Duration Plus	1,619,922	(2,280,673)	(660,751)
Intermediate Duration	78,649,997	(44,568,234)	34,081,763

2018 Semi-Annual Report	63

Notes to Financial Statements (continued)

B.	Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures

Each Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolios bear the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolios may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time a Portfolio enters into futures, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolios to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolios to unlimited risk of loss. Each Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolios’ credit risk is subject to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended March 31, 2018, the International Portfolio and Tax-Managed International Portfolio held futures for hedging purposes. During the six months ended March 31, 2018, the Emerging Markets Portfolio held futures for non-hedging purposes. During the six months ended March 31, 2018, the Short Duration Plus Portfolio and Intermediate Duration Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The International Portfolio, Tax-Managed International Portfolio, Emerging Markets Portfolio, Short Duration Plus Portfolio and Intermediate Duration Portfolio may enter into forward currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward currency exchange contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward currency exchange contract with a term greater than one year. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward currency exchange contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

64	Sanford C. Bernstein Fund, Inc.

Under certain circumstances, the Non-U.S. stock portfolios may commit a substantial portion or the entire value of their Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward currency exchange contracts would have on the investment program of these Portfolios and the flexibility of the Portfolios to purchase additional securities.

During the six months ended March 31, 2018, the International Portfolio, Tax-Managed International Portfolio and Short Duration Plus Portfolio held forward currency exchange contracts for hedging purposes. During the six months ended March 31, 2018, the Emerging Markets Portfolio and Intermediate Duration Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swaps

The Portfolios may enter into swaps to hedge their exposure to interest rates, credit risk, or currencies. Certain Portfolios may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolios in accordance with the terms of the respective swaps to provide value and recourse to the Portfolios or their counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolios, and/or the termination value at the end of the contract. Therefore, the Portfolios consider the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolios and the counterparty and by the posting of collateral by the counterparty to the Portfolios to cover the Portfolios’ exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolios accrue for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received in connection with credit default swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolios enter into a centrally cleared swap, the Portfolios deposit and maintain as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fixed-Income Portfolios are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolios hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To

2018 Semi-Annual Report	65

Notes to Financial Statements (continued)

help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolios may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolios may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional amount.

In addition, a Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended March 31, 2018, the Intermediate Duration Portfolio held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fixed-Income Portfolios may enter into credit default swaps for multiple reasons, including to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults by corporate and sovereign issuers held by the Portfolios, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. The Portfolios may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolios receive/(pay) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolios will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolios for the same referenced obligations with the same counterparty. As of March 31, 2018, the Portfolios did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If a Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If a Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the schedule of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended March 31, 2018, the New York Municipal Portfolio, California Municipal Portfolio and Diversified Municipal Portfolio held credit default swaps for non-hedging purposes. During the six months ended March 31, 2018, the Short Durations Plus Portfolio and Intermediate Duration Portfolio held credit default swaps for hedging and non-hedging purposes.

66	Sanford C. Bernstein Fund, Inc.

Variance Swaps:

A Portfolio may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the six months ended March 31, 2018, the Intermediate Duration Portfolio held variance swaps for hedging purposes.

A Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, a Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of a Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

A Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of a Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, a Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by the OTC counterparty tables below.

During the six months ended March 31, 2018, the Portfolios had entered into the following derivatives:

INTERNATIONAL PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Equity contracts			Receivable/Payable for variation margin on futures	$92,521	*
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$2,500,952	Unrealized depreciation on forward currency exchange contracts	4,934,690
Total		$2,500,952		$5,027,211

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$708,209	$(123,665)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(3,324,838)	(3,233,123)
Total		$(2,616,629)	$(3,356,788)

2018 Semi-Annual Report	67

Notes to Financial Statements (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Equity contracts			Receivable/Payable for variation margin on futures	$340,541	*
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$26,326,295	Unrealized depreciation on forward currency exchange contracts	17,711,602
Total		$26,326,295		$18,052,143

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$2,591,292	$(384,872)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(13,244,658)	(32,150)
Total		$(10,653,366)	$(417,022)

EMERGING MARKETS PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$3,348,327	Unrealized depreciation on forward currency exchange contracts	$981,789
Total		$3,348,327		$981,789

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	$603,987	$2,324,236
Total		$603,987	$2,324,236

68	Sanford C. Bernstein Fund, Inc.

NEW YORK MUNICIPAL PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Credit contracts	Unrealized appreciation on credit default swap contracts	$134,205	Unrealized depreciation on credit default swap contracts	$9,391
Total		$134,205		$9,391

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$69,133	$124,814
Total		$69,133	$124,814

CALIFORNIA MUNICIPAL PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Credit contracts	Unrealized appreciation on credit default swap contracts	$94,292	Unrealized depreciation on credit default swap contracts	$6,597
Total		$94,292		$6,597

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$48,554	$87,695
Total		$48,554	$87,695

DIVERSIFIED MUNICIPAL PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Credit contracts	Unrealized appreciation on credit default swap contracts	$410,609	Unrealized depreciation on credit default swap contracts	$36,657
Total		$410,609		$36,657

2018 Semi-Annual Report	69

Notes to Financial Statements (continued)

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$247,456	$373,952
Total		$247,456	$373,952

SHORT DURATION PLUS PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Receivable/Payable for variation margin on futures	$19,953	*	Receivable/Payable for variation margin on futures	$42,052	*
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	45,908
Credit contracts	Unrealized appreciation on credit default swaps	12,308		Unrealized depreciation on credit default swaps	309,762
Total		$78,169			$351,814

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(916,538)	$174,479
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(1,406)	(161,817)
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	69,487	34,579
Total		$(848,457)	$47,241

70	Sanford C. Bernstein Fund, Inc.

INTERMEDIATE DURATION PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Receivable/Payable for variation margin on futures	$9,002,789	*	Receivable/Payable for variation margin on futures	$1,743,500	*
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	7,393,911	*	Receivable/Payable for variation margin on centrally cleared swaps	167,760	*
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	2,754,984		Unrealized depreciation on forward currency exchange contracts	1,079,329
Credit contracts	Unrealized appreciation on credit default swaps	189,833		Unrealized depreciation on credit default swaps	4,674,823
Equity contracts	Unrealized appreciation on variance swaps	698		Unrealized depreciation on variance swaps	1,338
Total		$19,342,215			$7,666,750

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(25,646,075)	$11,947,106
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(4,227,915)	(238,035)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	2,655,631	2,606,422
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	895,810	660,059
Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	0	(640)
Total		$(26,322,549)	$14,974,912

The following tables represent the average monthly volume of the Portfolios’ derivative transactions during the six months ended March 31, 2018:

INTERNATIONAL PORTFOLIO
Futures:
Average original value of buy contracts	$13,631,106

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$469,927,716
Average principal amount of sale contracts	$442,227,272

2018 Semi-Annual Report	71

Notes to Financial Statements (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO
Futures:
Average original value of buy contracts	$47,165,578
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$1,165,444,846
Average principal amount of sale contracts	$1,111,037,482

EMERGING MARKETS PORTFOLIO
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$224,682,638
Average principal amount of sale contracts	$231,785,003

NEW YORK MUNICIPAL PORTFOLIO
Credit Default Swaps:
Average notional amount of sale contracts	$9,444,000	(a)

(a)	Positions were open for five months during the period.

CALIFORNIA MUNICIPAL PORTFOLIO
Credit Default Swaps:
Average notional amount of sale contracts	$6,633,200	(a)

(a)	Positions were open for five months during the period.

DIVERSIFIED MUNICIPAL PORTFOLIO
Credit Default Swaps:
Average notional amount of sale contracts	$33,350,400	(a)

(a)	Positions were open for five months during the period.

SHORT DURATION PLUS PORTFOLIO
Futures:
Average original value of buy contracts	$72,991,755
Average original value of sale contracts	$2,680,095

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$997,528	(a)
Average principal amount of sale contracts	$24,439,931

Credit Default Swaps:
Average notional amount of buy contracts	$2,699,000
Average notional amount of sale contracts	$5,062,143

(a)	Positions were open for one month during the period.

INTERMEDIATE DURATION PORTFOLIO
Futures:
Average original value of buy contracts	$788,896,968
Average original value of sale contracts	$356,500,045

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$105,338,097
Average principal amount of sale contracts	$508,897,113

72	Sanford C. Bernstein Fund, Inc.

INTERMEDIATE DURATION PORTFOLIO
Centrally Cleared Interest Rate Swaps:
Average notional amount	$509,243,793

Credit Default Swaps:
Average notional amount of buy contracts	$78,041,000
Average notional amount of sale contracts	$83,170,429

Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$16,790,000	(a)

Variance Swaps:
Average notional amount	$5,139,852	(b)

(a)	Positions were open for one month during the period.

(b)	Positions were open for three months during the period.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements and net of the related collateral received/pledged by the Portfolios as of March 31, 2018. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

INTERNATIONAL PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVES ASSETS
Bank of America, NA	$16,299	$(16,299)	$0	$0	$0
Barclays Bank PLC	762,062	(154,389)	0	0	607,673
BNP Paribas SA	32,797	(32,797)	0	0	0
Citibank, NA	345,031	(196,179)	0	0	148,852
Credit Suisse International	352,782	(352,782)	0	0	0
Deutsche Bank AG	283,868	(5,988)	0	0	277,880
HSBC Bank USA	108,219	(1,316)	0	0	106,903
JPMorgan Chase Bank, NA	292,911	(23,937)	0	0	268,974
Morgan Stanley & Co., Inc.	175,019	(63,918)	0	0	111,101
Royal Bank of Scotland PLC	39,760	(39,760)	0	0	0
Standard Chartered Bank	64,019	(64,019)	0	0	0
State Street Bank & Trust Co.	19,633	(19,633)	0	0	0
UBS AG	8,552	0	0	0	8,552

Total	$2,500,952	$(971,017)	$0	$0	$1,529,935	^

2018 Semi-Annual Report	73

Notes to Financial Statements (continued)

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
Bank of America, NA	$127,844	$(16,299)	$0	$0	$111,545
Barclays Bank PLC	154,389	(154,389)	0	0	0
BNP Paribas SA	1,016,421	(32,797)	(983,624)	0	0
Citibank, NA	196,179	(196,179)	0	0	0
Credit Suisse International	725,261	(352,782)	0	0	372,479
Deutsche Bank AG	5,988	(5,988)	0	0	0
Goldman Sachs Bank USA	5,165	0	0	0	5,165
HSBC Bank USA	1,316	(1,316)	0	0	0
JPMorgan Chase Bank, NA	23,937	(23,937)	0	0	0
Morgan Stanley & Co., Inc.	63,918	(63,918)	0	0	0
Royal Bank of Scotland PLC	1,466,397	(39,760)	0	0	1,426,637
Standard Chartered Bank	1,044,019	(64,019)	(680,000)	0	300,000
State Street Bank & Trust Co.	103,856	(19,633)	0	0	84,223

Total	$4,934,690	$(971,017)	$(1,663,624)	$0	$2,300,049	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

TAX-MANAGED INTERNATIONAL PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVES ASSETS
Bank of America, NA	$4,420,123	$0	$(440,000)	$0	$3,980,123
Barclays Bank PLC	1,647,988	(1,042,701)	0	0	605,287
BNP Paribas SA	2,130,602	(186,793)	(1,847,000)	0	96,809
Citibank, NA	2,371,872	(2,371,872)	0	0	0
Credit Suisse International	2,077,570	(612,406)	(697,000)	0	768,164
Deutsche Bank AG	5,196,283	(18,625)	0	0	5,177,658
HSBC Bank USA	682,993	(682,993)	0	0	0
JPMorgan Chase Bank, NA	2,651,930	(2,574,720)	0	0	77,210
Morgan Stanley & Co., Inc.	208,449	(208,449)	0	0	0
Royal Bank of Scotland PLC	3,973,056	(3,940,070)	0	0	32,986
Standard Chartered Bank	910,073	(910,073)	0	0	0
State Street Bank & Trust Co.	36,434	(36,434)	0	0	0
UBS AG	18,922	0	0	0	18,922

Total	$26,326,295	$(12,585,136)	$(2,984,000)	$0	$10,757,159	^

74	Sanford C. Bernstein Fund, Inc.

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
Barclays Bank PLC	$1,042,701	$(1,042,701)	$0	$0	$0
BNP Paribas SA	186,793	(186,793)	0	0	0
Citibank, NA	3,328,419	(2,371,872)	0	0	956,547
Credit Suisse International	612,406	(612,406)	0	0	0
Deutsche Bank AG	18,625	(18,625)	0	0	0
Goldman Sachs Bank USA	17,887	0	0	0	17,887
HSBC Bank USA	2,755,209	(682,993)	0	0	2,072,216
JPMorgan Chase Bank, NA	2,574,720	(2,574,720)	0	0	0
Morgan Stanley & Co., Inc.	982,178	(208,449)	0	0	773,729
Royal Bank of Scotland PLC	3,940,070	(3,940,070)	0	0	0
Standard Chartered Bank	1,688,560	(910,073)	(778,487)	0	0
State Street Bank & Trust Co.	564,034	(36,434)	0	0	527,600

Total	$17,711,602	$(12,585,136)	$(778,487)	$0	$4,347,979	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

EMERGING MARKETS PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVES ASSETS
Bank of America, NA	$41,809	$(41,809)	$0	$0	$0
Barclays Bank PLC	753,258	(67,412)	0	(685,846)	0
BNP Paribas SA	9,415	0	0	0	9,415
Citibank, NA	1,604,637	(497,263)	0	0	1,107,374
HSBC Bank USA	84,576	(13,169)	0	0	71,407
JPMorgan Chase Bank, NA	123,437	0	0	0	123,437
Morgan Stanley & Co., Inc.	32,789	0	0	0	32,789
Royal Bank of Scotland PLC	117,513	0	0	0	117,513
Societe Generale	242,018	0	0	0	242,018
State Street Bank & Trust Co.	338,875	(1,803)	0	0	337,072

Total	$3,348,327	$(621,456)	$0	$(685,846)	$2,041,025	^

2018 Semi-Annual Report	75

Notes to Financial Statements (continued)

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
Bank of America, NA	$170,557	$(41,809)	$0	$0	$128,748
Barclays Bank PLC	67,412	(67,412)	0	0	0
Citibank, NA	497,263	(497,263)	0	0	0
Deutsche Bank AG	225,146	0	(225,146)	0	0
Goldman Sachs Bank USA	6,439	0	0	0	6,439
HSBC Bank USA	13,169	(13,169)	0	0	0
State Street Bank & Trust Co.	1,803	(1,803)	0	0	0

Total	$981,789	$(621,456)	$(225,146)	$0	$135,187	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

NEW YORK MUNICIPAL PORTFOLIO
COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
Credit Suisse International	$251,490	$0	$(251,490)	$0	$0
Deutsche Bank AG	111,780	0	0	0	111,780
Goldman Sachs International	142,228	0	0	0	142,228
Morgan Stanley Capital Services LLC	16,281	0	0	0	16,281

Total	$521,779	$0	$(251,490)	$0	$270,289	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

CALIFORNIA MUNICIPAL PORTFOLIO
COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
Credit Suisse International	$176,904	$0	$0	$0	$176,904
Deutsche Bank AG	78,474	0	0	0	78,474
Goldman Sachs International	99,796	0	0	0	99,796
Morgan Stanley Capital Services LLC	11,467	0	0	0	11,467

Total	$366,641	$0	$0	$0	$366,641	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

76	Sanford C. Bernstein Fund, Inc.

DIVERSIFIED MUNICIPAL PORTFOLIO
COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
Credit Suisse International	$597,284	$0	$0	$(597,284)	$0
Deutsche Bank AG	436,398	0	0	(436,398)	0
Goldman Sachs International	555,251	0	0	(555,251)	0
Morgan Stanley Capital Services LLC	63,549	0	0	0	63,549

Total	$1,652,482	$0	$0	$(1,588,933)	$63,549	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

SHORT DURATION PLUS PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVES ASSETS
Citibank, NA	$45,908	$0	$0	$0	$45,908
Citigroup Global Markets, Inc.	36	(36)	0	0	0
Credit Suisse International	651	(651)	0	0	0
Deutsche Bank AG	437	(437)	0	0	0

Total	$47,032	$(1,124)	$0	$0	$45,908	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
Citigroup Global Markets, Inc.	$25,103	$(36)	$0	$0	$25,067
Credit Suisse International	412,508	(651)	0	(264,241)	147,616
Deutsche Bank AG	173,592	(437)	0	0	173,155
Goldman Sachs International	70,317	0	0	0	70,317

Total	$681,520	$(1,124)	$0	$(264,241)	$416,155	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2018 Semi-Annual Report	77

Notes to Financial Statements (continued)

INTERMEDIATE DURATION PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVES ASSETS
Australia and New Zealand Banking Group Ltd.	$4,146	$0	$0	$0	$4,146
Barclays Bank PLC	1,727	(1,727)	0	0	0
BNP Paribas SA	150,253	0	0	0	150,253
Citibank, NA	964,185	(559,670)	0	0	404,515
Citigroup Global Markets, Inc.	87	(87)	0	0	0
Credit Suisse International	72,235	(72,235)	0	0	0
Deutsche Bank AG	15,053	(15,053)	0	0	0
Goldman Sachs Bank USA/Goldman Sachs International	194,747	(194,747)	0	0	0
HSBC Bank USA	706,539	(458,894)	0	0	247,645
JPMorgan Chase Bank, NA	321,564	(254,904)	0	0	66,660
Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	18,845	(3,713)	0	0	15,132
Royal Bank of Scotland PLC	135,995	(135,995)	0	0	0
Standard Chartered Bank	198,606	0	0	0	198,606

Total	$2,783,982	$(1,697,025)	$0	$0	$1,086,957	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
Barclays Bank PLC	$60,844	$(1,727)	$0	$(59,117)	$0
Citibank, NA	559,670	(559,670)	0	0	0
Citigroup Global Markets, Inc.	1,171,441	(87)	0	(1,171,354)	0
Credit Suisse International	4,512,743	(72,235)	0	(4,440,508)	0
Deutsche Bank AG	3,585,344	(15,053)	0	(3,570,291)	0
Goldman Sachs Bank USA/Goldman Sachs International	2,381,638	(194,747)	0	(2,186,891)	0
HSBC Bank USA	458,894	(458,894)	0	0	0
JPMorgan Chase Bank, NA	254,904	(254,904)	0	0	0
Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	293,159	(3,713)	0	(246,614)	42,832
Royal Bank of Scotland PLC	287,638	(135,995)	0	0	151,643
State Street Bank & Trust Co.	253	0	0	0	253

Total	$13,566,528	$(1,697,025)	$0	$(11,674,775)	$194,728^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

78	Sanford C. Bernstein Fund, Inc.

C.	Currency Transactions

The International, Tax-Managed International, Emerging Markets, Short Duration Plus and Intermediate Duration Portfolios may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolios and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D.	TBA and Dollar Rolls

The Portfolios may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Short Duration Plus Portfolio and the Intermediate Duration Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolios of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the six months ended March 31, 2018, Intermediate Duration Portfolio earned drop income of $3,913,399, which is included in interest income in the accompanying statement of operations.

E.	Reverse Repurchase Agreements

The Intermediate Duration Portfolio may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time a Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. Under the MRA and other Master Agreements, the Portfolio is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio in the event of a default. In the event of a default by a MRA counterparty, the Portfolio may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the six months ended March 31, 2018, the average amount of reverse repurchase agreements outstanding for the Intermediate Duration Portfolio was $1,235,287 and the daily weighted average annualized interest rate was (1.51)%. During the period, the Intermediate Duration Portfolio received net interest payment from counterparties.

2018 Semi-Annual Report	79

Notes to Financial Statements (continued)

NOTE 4.	Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2018 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2017 and September 30, 2016 were as follows:

PORTFOLIO	2017	2016
International
Distributions paid from:
Ordinary income	$25,878,355	$21,802,390

Total distributions paid	$25,878,355	$21,802,390

Tax-Managed International
Distributions paid from:
Ordinary income	$61,728,815	$55,480,983

Total distributions paid	$61,728,815	$55,480,983

Emerging Markets
Distributions paid from:
Ordinary income	$7,757,991	$7,737,820
Long-term capital gains	0	20,157,829

Total distributions paid	$7,757,991	$27,895,649

Short Duration Diversified Municipal
Distributions paid from:
Ordinary income	$125,956	$57,406
Long-term capital gains	0	140,585

Total taxable distributions paid	125,956	197,991
Tax exempt distributions	861,368	715,751

Total distributions paid	$987,324	$913,742

New York Municipal
Distributions paid from:
Ordinary income	$1,619,735	$588,980
Long-term capital gains	0	0

Total taxable distributions	1,619,735	588,980
Tax exempt distributions	35,187,802	37,012,114

Total distributions paid	$36,807,537	$37,601,094

California Municipal
Distributions paid from:
Ordinary income	$1,112,617	$412,433
Long-term capital gains	0	0

Total taxable distributions paid	1,112,617	412,433
Tax exempt distributions	24,389,074	24,154,507

Total distributions paid	$25,501,691	$24,566,940

80	Sanford C. Bernstein Fund, Inc.

PORTFOLIO	2017	2016
Diversified Municipal
Distributions paid from:
Ordinary income	$6,527,462	$3,460,879
Long-term capital gains	0	0

Total taxable distributions paid	6,527,462	3,460,879
Tax exempt distributions	129,890,739	127,335,748

Total distributions paid	$136,418,201	$130,796,627

Short Duration Plus
Distributions paid from:
Ordinary income	$2,688,998	$2,655,169

Total distributions paid	$2,688,998	$2,655,169

Intermediate Duration
Distributions paid from:
Ordinary income	$101,163,132	$121,745,198
Long-term capital gains	21,211,135	30,658,611

Total distributions paid	$122,374,267	$152,403,809

As of September 30, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

PORTFOLIO	UNDISTRIBUTED ORDINARY INCOME(a)	UNDISTRIBUTED LONG TERM CAPITAL GAINS	ACCUMULATED CAPITAL AND OTHER LOSSES(b)	UNREALIZED APPRECIATION/ (DEPRECIATION)(c)	TOTAL ACCUMULATED EARNINGS/ (DEFICIT)(d)
International	$18,659,329	$0	$(910,864,476)	$230,709,002	$(661,496,145)
Tax-Managed International	49,829,843	0	(1,697,877,316)	454,939,401	(1,193,108,072)
Emerging Markets	8,805,806	0	(15,680,918)	256,420,814	249,545,702
Short Duration Diversified Municipal	49,880	0	(293,394)	(436,448)	(679,962)
New York Municipal	987,475	0	(19,100,452)	59,568,051	41,455,074
California Municipal	525,441	0	(19,384,772)	40,592,819	21,733,488
Diversified Municipal	3,217,667	0	(46,710,133)	206,898,855	163,406,389
Short Duration Plus	498,791	0	(14,608,104)	(690,389)	(14,799,702)
Intermediate Duration	0	0	(10,037,794)	53,335,770	43,297,976

(a)	Includes tax exempt income as shown below:

Short Duration Diversified Municipal	49,880
New York Municipal	987,475
California Municipal	525,441
Diversified Municipal	3,217,667

(b)

As of September 30, 2017 certain Portfolios had capital loss carryforwards for federal income tax purposes. During the fiscal year ended September 30, 2017 International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio utilized capital loss carryforwards of $99,746,296, $325,858,055, and $126,444,947 respectively, to offset current year net realized gains. Additionally, International Portfolio and Short Duration Plus Portfolio had $41,457,938 and $5,807,512 respectively, of capital loss carryforwards expire during the fiscal year. As

2018 Semi-Annual Report	81

Notes to Financial Statements (continued)

of September 30, 2017 Short Duration Plus Portfolio and Intermediate Duration Portfolio deferred $1,088 and $379,091 in straddle losses. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. In this regard Short Duration Diversified Municipal Portfolio elected to defer $293,394 of post-October capital losses. These losses are deemed to arise on October 1, 2017. As of September 30, 2017, Intermediate Duration Portfolio had a qualified late-year ordinary loss deferral of 1,117,276, which is deemed to arise on October 1, 2017.

(c)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), and the realization for tax purposes of gains/losses on certain derivative instruments.

(d)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to foreign capital gains tax exposure on Peruvian securities, the tax treatment of interest on defaulted securities and dividends payable to shareholders.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of September 30, 2017, the following Portfolios had net capital loss carryforwards which will expire as follows:

PORTFOLIO	SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
International	$910,864,476	n/a	2018
Tax-Managed International	1,697,877,316	n/a	2018
Emerging Markets	n/a	15,680,918	No expiration
New York Municipal	2,260,090	16,840,362	No expiration
California Municipal	2,406,179	n/a	2019
California Municipal	802,943	16,175,650	No expiration
Diversified Municipal	5,545,006	41,165,127	No expiration
Short Duration Plus	1,960,592	n/a	2018
Short Duration Plus	2,061,764	n/a	2019
Short Duration Plus	4,089,301	6,495,359	No expiration
Intermediate Duration Portfolio	8,541,427	n/a	No expiration

NOTE 5.	Risks Involved in Investing in the Portfolios

Interest Rate Risk—This is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds and notes. The Portfolios may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolios’ investments to decline and this decrease in value may not be offset by higher income from new investments. A Portfolio will experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from a Portfolio that invests largely in fixed-income securities.

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

82	Sanford C. Bernstein Fund, Inc.

Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell and less liquid.

Duration Risk—The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years would be expected to decrease in value by approximately 3% if interest rates increase by 1%. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Municipal Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods an increasing number of municipal issuers have defaulted on obligations, been down-graded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. The New York Municipal Portfolio and California Municipal Portfolio invest primarily in securities issued by the State of New York and California, respectively, and their various political subdivisions, and the performance of each of these Portfolios is closely tied to economic conditions within the applicable state and the financial condition of that state and its agencies and municipalities. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities. In addition, recent tax law changes could have a material impact on the value of municipal securities. Changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The Portfolios may invest in the municipal securities of Puerto Rico and other US territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other US issuers of municipal securities. Like many US states and municipalities, Puerto Rico experienced a significant downturn in the recent recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Non-diversification Risk—Concentration of investments in a small number of securities tends to increase risk. The New York Municipal and California Municipal Portfolios are not “diversified.” This means the Portfolios can invest more of their assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolios’ net asset value.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

2018 Semi-Annual Report	83

Notes to Financial Statements (continued)

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to economic, political and social instability, which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Country Concentration Risk—The Portfolios may not always be diversified among countries or regions and the effect on the share price of the Portfolios of specific risks such as political, regulatory and currency may be magnified due to concentration of the Portfolios’ investments in a particular country or region.

Emerging Markets Securities Risk—The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Sector Risk—The Portfolios may have more risk because of concentrated investments in a particular market sector, such as the technology or financial services sector. Market or economic factors affecting that sector could have a major effect on the value of the Portfolios’ investments.

Derivatives Risk—The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The U.S. Government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Mortgage-Related Securities Risk—Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk—The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

84	Sanford C. Bernstein Fund, Inc.

Management Risk—The Portfolios are subject to management risk because they are an actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.
Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these illiquid or relatively less liquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. Illiquid securities and relatively less liquid securities may also be difficult to value.

Redemption Risk—The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign stocks and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Market Risk—The Portfolios are subject to market risk, which is the risk that bond prices in general may decline over short or extended periods. Stock prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; and other factors. In the past decade, financial markets in the United States and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have on adverse impact on various securities market. The U.S. Government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets. Other governments have tried to support markets by buying stocks and through other market interventions. Government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invest.

Current political uncertainty surrounding the European Union (“EU”) and its membership may increase market volatility. The United Kingdom has voted to withdraw from the EU, and one or more other countries may withdraw from the EU and/or abandon the Euro, the common currency of the EU. The financial instability of some countries in the EU, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

2018 Semi-Annual Report	85

Notes to Financial Statements (continued)

Tax Risk—There is no guarantee that the income on a Portfolio’s municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable. The U.S. Congress has considered changes to U.S. federal tax law that would, if enacted, have a negative impact on certain types of municipal securities, such as private activity bonds, or would otherwise make investments in municipal bonds less attractive.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

Allocation Risk—The allocation of investments among investment disciplines may have a significant effect on the Portfolios’ performance when the investment disciplines in which the Portfolios have greater exposure perform worse than the investment disciplines with less exposure.

Lower-Rated Securities Risk—Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Riskier than a Money-Market Fund—Although the Short Duration Portfolios maintain a short overall duration, they invest in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk a of decline in the market value of the Portfolios is greater than for a money-market fund since the credit quality of the Portfolios’ securities may be lower and the effective duration of the Portfolios will be longer.

Portfolio Turnover Risk—The Intermediate Duration Portfolio’s investment strategies may result in high portfolio turnover. The Portfolio generally buys portfolio securities with the intention of holding them for investment. However, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. From time to time, the Portfolio may engage in active short-term trading to seek short-term profits during periods of fluctuating interest rates or for other reasons. This trading may increase the Portfolio’s rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover may increase transaction costs, which must be borne by the Portfolio and its shareholders.

Cybersecurity Risk—Cybersecurity incidents may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolios, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

86	Sanford C. Bernstein Fund, Inc.

NOTE 6.	Capital-Share Transactions

The Fund has authorized 15.5 billion shares of common stock, par value $0.001 per share, of which 11.2 billion shares are allocated to the SCB Portfolios. The allocation is as follows:

	ALLOCATION OF SHARES (IN MILLIONS)
PORTFOLIO	BERNSTEIN CLASS SHARES	CLASS A SHARES	CLASS B SHARES	CLASS C SHARES	ADVISOR CLASS SHARES	CLASS R SHARES	CLASS Z SHARES	CLASS T SHARES	TOTAL
International	600	200	200	200	0	200	300	0	1,700
Tax-Managed International	600	200	200	200	0	0	300	0	1,500
Emerging Markets	200	0	0	0	0	0	300	0	500
Short Duration Diversified Municipal	100	0	0	0	0	0	0	0	100
New York Municipal	400	200	200	200	200	0	0	300	1,500
California Municipal	200	200	200	200	200	0	0	300	1,300
Diversified Municipal	800	400	400	400	400	0	0	300	2,700
Short Duration Plus	200	200	200	200	0	200	0	300	1,300
Intermediate Duration	600	0	0	0	0	0	0	0	600

Share transactions for each Portfolio for the six months ended March 31, 2018 and the year ended September 30, 2017, were as follows:

	INTERNATIONAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/18 (UNAUDITED)	YEAR ENDED 9/30/17	SIX MONTHS ENDED 3/31/18 (UNAUDITED)	YEAR ENDED 9/30/17
International Class Shares
Shares sold	2,882,275	7,483,074	$53,556,296	$118,954,332
Shares issued to shareholders on reinvestment of dividends	689,746	1,336,312	12,511,988	19,911,064
Shares redeemed	(9,035,838)	(22,063,768)	(167,548,995)	(363,680,486)

Net decrease	(5,463,817)	(13,244,382)	$(101,480,711)	$(224,815,090)

Class A Shares
Shares sold	151,067	1,062,230	$2,768,943	$17,941,202
Shares issued to shareholders on reinvestment of dividends	15,448	3,967	275,584	58,191
Shares converted from Class B	181	719	3,276	10,961
Shares converted from Class C	5,263	44,838	94,564	730,037
Shares redeemed	(107,660)	(95,430)	(1,959,876)	(1,518,459)

Net increase	64,299	1,016,324	$1,182,491	$17,221,932

2018 Semi-Annual Report	87

Notes to Financial Statements (continued)

	INTERNATIONAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/18 (UNAUDITED)	YEAR ENDED 9/30/17	SIX MONTHS ENDED 3/31/18 (UNAUDITED)	YEAR ENDED 9/30/17
Class B Shares
Shares sold	0	317	$0	$4,672
Shares issued to shareholders on reinvestment of dividends	0	9	0	133
Shares converted to Class A	(177)	(705)	(3,276)	(10,961)
Shares redeemed	0	(590)	0	(9,392)

Net decrease	(177)	(969)	$(3,276)	$(15,548)

Class C Shares
Shares sold	10,846	14,393	$200,768	$234,350
Shares issued to shareholders on reinvestment of dividends	0	782	0	11,542
Shares converted to Class A	(5,249)	(44,702)	(94,564)	(730,037)
Shares redeemed	(13,938)	(22,278)	(253,330)	(341,744)

Net decrease	(8,341)	(51,805)	$(147,126)	$(825,889)

Class Z Shares
Shares sold	897,081	8,699,691	$16,192,300	$149,721,680
Shares issued to shareholders on reinvestment of dividends	244,149	215,963	4,358,062	3,168,172
Shares redeemed	(118,479)	(1,798,353)	(2,224,448)	(31,071,324)

Net increase	1,022,751	7,117,301	$18,325,914	$121,818,528

	TAX-MANAGED INTERNATIONAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/18 (UNAUDITED)	YEAR ENDED 9/30/17	SIX MONTHS ENDED 3/31/18 (UNAUDITED)	YEAR ENDED 9/30/17
Tax-Managed International Class Shares
Shares sold	6,452,942	15,801,467	$120,236,763	$254,717,530
Shares issued to shareholders on reinvestment of dividends	1,949,586	2,930,958	35,365,491	43,876,449
Shares redeemed	(11,335,100)	(43,277,193)	(211,754,901)	(720,956,205)

Net decrease	(2,932,572)	(24,544,768)	$(56,152,647)	$(422,362,226)

88	Sanford C. Bernstein Fund, Inc.

	TAX-MANAGED INTERNATIONAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/18 (UNAUDITED)	YEAR ENDED 9/30/17	SIX MONTHS ENDED 3/31/18 (UNAUDITED)	YEAR ENDED 9/30/17
Class A Shares
Shares sold	36,271	4,449	$670,643	$69,658
Shares issued to shareholders on reinvestment of dividends	1,154	1,738	20,640	25,631
Shares converted from Class B	22	0 (a)	404	1
Shares converted from Class C	0	11,040	0	180,190
Shares redeemed	(2,782)	(9,567)	(51,545)	(154,008)

Net increase	34,665	7,660	$640,142	$121,472

Class B Shares
Shares issued to shareholders on reinvestment of dividends	1	3	$17	$45
Shares converted to Class A	(22)	0 (a)	(404)	(1)
Shares redeemed	0 (a)	(1)	(1)	(20)

Net increase (decrease)	(21)	2	$(388)	$24

Class C Shares
Shares sold	547	382	$10,000	$5,572
Shares issued to shareholders on reinvestment of dividends	0	128	0	1,895
Shares converted to Class A	0	(11,007)	0	(180,190)
Shares redeemed	(999)	(1,650)	(17,829)	(26,578)

Net decrease	(452)	(12,147)	$(7,829)	$(199,301)

Class Z Shares
Shares sold	2,242,046	4,508,015	$40,492,998	$77,808,338
Shares issued to shareholders on reinvestment of dividends	367,702	457,642	6,570,826	6,750,215
Shares redeemed	(22,374)	(3,825,356)	(404,058)	(66,061,470)

Net increase	2,587,374	1,140,301	$46,659,766	$18,497,083

(a)	Share amount is less than one full share.

2018 Semi-Annual Report	89

Notes to Financial Statements (continued)

	EMERGING MARKETS PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/18 (UNAUDITED)	YEAR ENDED 9/30/17	SIX MONTHS ENDED 3/31/18 (UNAUDITED)	YEAR ENDED 9/30/17
Emerging Markets Class Shares
Shares sold	2,387,645	6,567,500	$79,231,766	$177,786,348
Shares issued to shareholders on reinvestment of dividends and distributions	273,652	195,234	8,650,126	4,908,179
Shares redeemed	(3,652,912)	(11,275,164)	(121,703,630)	(311,572,502)

Net decrease	(991,615)	(4,512,430)	$(33,821,738)	$(128,877,975)

Class Z Shares
Shares sold	296,797	1,850,969	$9,723,914	$56,880,253
Shares issued to shareholders on reinvestment of dividends and distributions	60,628	41,306	1,915,849	1,038,442
Shares redeemed	(51,878)	(885,752)	(1,812,282)	(27,260,670)

Net increase	305,547	1,006,523	$9,827,481	$30,658,025

	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/18 (UNAUDITED)	YEAR ENDED 9/30/17	SIX MONTHS ENDED 3/31/18 (UNAUDITED)	YEAR ENDED 9/30/17
Shares sold	5,629,245	11,807,092	$70,619,767	$148,607,589
Shares issued to shareholders on reinvestment of dividends and distributions	61,160	64,537	766,906	811,755
Shares redeemed	(5,010,306)	(7,519,438)	(62,841,269)	(94,518,424)

Net increase	680,099	4,352,191	$8,545,404	$54,900,920

90	Sanford C. Bernstein Fund, Inc.

	NEW YORK MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/18 (UNAUDITED)	YEAR ENDED 9/30/17	SIX MONTHS ENDED 3/31/18 (UNAUDITED)	YEAR ENDED 9/30/17
Municipal Class Shares
Shares sold	12,918,669	19,091,535	$179,831,096	$267,503,221
Shares issued to shareholders on reinvestment of dividends and distributions	1,036,221	1,873,246	14,418,403	26,272,260
Shares redeemed	(8,724,593)	(16,463,233)	(121,456,297)	(230,874,702)

Net increase	5,230,297	4,501,548	$72,793,202	$62,900,779

Class A Shares
Shares sold	736,765	2,035,461	$10,269,083	$28,533,394
Shares issued to shareholders on reinvestment of dividends and distributions	64,926	145,234	903,635	2,035,945
Shares converted from Class B	50	937	693	13,389
Shares converted from Class C	33,228	278,265	459,041	3,901,274
Shares redeemed	(1,411,095)	(5,079,985)	(19,662,064)	(71,109,393)

Net decrease	(576,126)	(2,620,088)	$(8,029,612)	$(36,625,391)

Class B Shares
Shares sold	0	115	$0	$1,626
Shares issued to shareholders on reinvestment of dividends and distributions	1	2	16	24
Shares converted to Class A	(50)	(938)	(693)	(13,389)

Net decrease	(49)	(821)	$(677)	$(11,739)

Class C Shares
Shares sold	79,241	318,936	$1,106,075	$4,452,161
Shares issued to shareholders on reinvestment of dividends and distributions	13,714	31,105	190,904	435,980
Shares converted to Class A	(33,228)	(278,265)	(459,041)	(3,901,274)
Shares redeemed	(356,000)	(995,117)	(4,956,203)	(13,921,339)

Net decrease	(296,273)	(923,341)	$(4,118,265)	$(12,934,472)

Advisor Class Shares
Shares sold	854,866	2,507,684	$11,920,892	$35,100,995
Shares issued to shareholders on reinvestment of dividends and distributions	18,587	17,539	258,304	245,959
Shares redeemed	(370,785)	(882,851)	(5,161,072)	(12,298,859)

Net increase	502,668	1,642,372	$7,018,124	$23,048,095

2018 Semi-Annual Report	91

Notes to Financial Statements (continued)

	CALIFORNIA MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/18 (UNAUDITED)	YEAR ENDED 9/30/17	SIX MONTHS ENDED 3/31/18 (UNAUDITED)	YEAR ENDED 9/30/17
Municipal Class Shares
Shares sold	9,822,634	14,133,796	$139,204,520	$202,035,648
Shares issued to shareholders on reinvestment of dividends	723,535	1,314,669	10,251,108	18,770,778
Shares redeemed	(6,316,204)	(11,849,010)	(89,503,425)	(169,177,542)

Net increase	4,229,965	3,599,455	$59,952,203	$51,628,884

Class A Shares
Shares sold	2,009,969	3,145,839	$28,507,707	$44,748,351
Shares issued to shareholders on reinvestment of dividends	38,425	66,438	544,244	948,442
Shares converted from Class C	41,527	317,574	594,267	4,532,026
Shares redeemed	(1,748,360)	(4,032,757)	(24,795,838)	(57,250,056)

Net increase (decrease)	341,561	(502,906)	$4,850,380	$(7,021,237)

Class C Shares
Shares sold	140,301	248,462	$1,991,332	$3,533,756
Shares issued to shareholders on reinvestment of dividends	4,684	10,655	66,416	152,029
Shares converted to Class A	(41,552)	(317,574)	(594,267)	(4,532,026)
Shares redeemed	(315,351)	(279,061)	(4,472,940)	(3,973,403)

Net decrease	(211,918)	(337,518)	$(3,009,459)	$(4,819,644)

Advisor Class Shares
Shares sold	1,029,076	1,157,076	$14,574,004	$16,477,588
Shares issued to shareholders on reinvestment of dividends	6,233	6,212	88,114	88,674
Shares redeemed	(634,816)	(486,279)	(9,006,395)	(6,970,731)

Net increase	400,493	677,009	$5,655,723	$9,595,531

92	Sanford C. Bernstein Fund, Inc.

	DIVERSIFIED MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/18 (UNAUDITED)	YEAR ENDED 9/30/17	SIX MONTHS ENDED 3/31/18 (UNAUDITED)	YEAR ENDED 9/30/17
Municipal Class Shares
Shares sold	50,344,534	73,074,749	$719,503,297	$1,050,177,361
Shares issued to shareholders on reinvestment of dividends and distributions	3,352,948	5,954,553	47,831,213	85,589,664
Shares redeemed	(33,541,857)	(66,104,006)	(478,313,738)	(949,455,532)

Net increase	20,155,625	12,925,296	$289,020,772	$186,311,493

Class A Shares
Shares sold	2,254,532	7,682,832	$32,179,522	$110,171,391
Shares issued to shareholders on reinvestment of dividends and distributions	134,731	303,037	1,924,419	4,356,491
Shares converted from Class B	131	2,531	1,867	36,721
Shares converted from Class C	32,429	641,949	461,416	9,232,031
Shares redeemed	(5,659,021)	(15,637,557)	(80,912,915)	(224,297,017)

Net decrease	(3,237,198)	(7,007,208)	$(46,345,691)	$(100,500,383)

Class B Shares
Shares sold	21	45	$300	$641
Shares issued to shareholders on reinvestment of dividends and distributions	11	22	153	321
Shares converted to Class A	(131)	(2,531)	(1,867)	(36,721)
Shares redeemed	0	(747)	0	(10,893)

Net decrease	(99)	(3,211)	$(1,414)	$(46,652)

Class C Shares
Shares sold	142,163	453,469	$2,036,006	$6,489,789
Shares issued to shareholders on reinvestment of dividends and distributions	19,683	44,863	280,982	644,691
Shares converted to Class A	(32,437)	(641,948)	(461,416)	(9,232,031)
Shares redeemed	(709,472)	(2,150,804)	(10,137,853)	(30,828,313)

Net decrease	(580,063)	(2,294,420)	$(8,282,281)	$(32,925,864)

Advisor Class Shares
Shares sold	17,527,002	22,895,764	$249,213,697	$328,650,038
Shares issued to shareholders on reinvestment of dividends and distributions	814,164	1,437,483	11,605,098	20,645,269
Shares redeemed	(8,837,305)	(20,573,869)	(125,858,015)	(294,766,036)

Net increase	9,503,861	3,759,378	$134,960,780	$54,529,271

2018 Semi-Annual Report	93

Notes to Financial Statements (continued)

	SHORT DURATION PLUS PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/18 (UNAUDITED)	YEAR ENDED 9/30/17	SIX MONTHS ENDED 3/31/18 (UNAUDITED)	YEAR ENDED 9/30/17
Short Duration Plus Class Shares
Shares sold	4,536,025	9,120,742	$52,846,153	$106,607,659
Shares issued to shareholders on reinvestment of dividends	91,389	175,972	1,061,250	2,057,285
Shares redeemed	(6,639,798)	(16,801,294)	(77,134,937)	(196,290,374)

Net decrease	(2,012,384)	(7,504,580)	$(23,227,534)	$(87,625,430)

Class A Shares
Shares sold	296,339	1,186,589	$3,445,587	$13,889,300
Shares issued to shareholders on reinvestment of dividends	5,822	9,344	67,667	109,398
Shares converted from Class B	799	6,327	9,298	74,109
Shares converted from Class C	12,054	232,595	140,703	2,721,372
Shares redeemed	(919,607)	(1,254,355)	(10,702,772)	(14,680,569)

Net increase (decrease)	(604,593)	180,500	$(7,039,517)	$2,113,610

Class B Shares
Shares sold	0	1,359	$0	$15,861
Shares issued to shareholders on reinvestment of dividends	5	15	62	179
Shares converted to Class A	(801)	(6,339)	(9,298)	(74,109)
Shares redeemed	(544)	(754)	(6,308)	(8,794)

Net decrease	(1,340)	(5,719)	$(15,544)	$(66,863)

Class C Shares
Shares sold	55,581	236,433	$644,828	$2,761,560
Shares issued to shareholders on reinvestment of dividends	714	2,136	8,279	24,958
Shares converted to Class A	(12,085)	(233,192)	(140,703)	(2,721,372)
Shares redeemed	(145,244)	(471,161)	(1,686,119)	(5,497,783)

Net decrease	(101,034)	(465,784)	$(1,173,715)	$(5,432,637)

94	Sanford C. Bernstein Fund, Inc.

	INTERMEDIATE DURATION PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/18 (UNAUDITED)	YEAR ENDED 9/30/17	SIX MONTHS ENDED 3/31/18 (UNAUDITED)	YEAR ENDED 9/30/17
Shares sold	23,534,463	34,239,924	$308,221,303	$451,312,186
Shares issued to shareholders on reinvestment of dividends and distributions	2,251,327	7,996,334	29,445,693	104,881,339
Shares redeemed	(19,916,399)	(40,686,525)	(260,992,908)	(536,357,116)

Net increase	5,869,391	1,549,733	$76,674,088	$19,836,409

NOTE 7.	Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE 8.	Subsequent Events

Effective April 26, 2018, the International Portfolio, the Tax-Managed International Portfolio, the Emerging Markets Portfolio and the Short Duration Diversified Municipal Portfolio intend to invest uninvested cash balances in an affiliated money market fund, the AB Government Money Market Portfolio of AB Fixed-Income Shares, Inc. (the “Money Market Portfolio”), as permitted by Rule 12d1-1 under the 1940 Act.

Effective April 26, 2018, the Fund authorized an additional 1 billion Class Z shares of Common Stock, par value $0.001 per share, of which 0.2 billion, 0.2 billion and 0.6 billion shares are allocated to New York Municipal, California Municipal Portfolio and Diversified Municipal Portfolio, respectively.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Portfolios’ financial statements through this date.

2018 Semi-Annual Report	95

Sanford C. Bernstein Fund, Inc.

BOARD OF DIRECTORS

Bart Friedman*^

Chairman

Kathleen Fisher

President

R. Jay Gerken*

Director

William Kristol*

Director

Debra Perry*

Director

Donald K. Peterson*

Director

OFFICERS

Sharon E. Fay(1)

Vice President

Kent W. Hargis(1)

Vice President

Laurent Saltiel(1)

Vice President

Henry S. D’Auria(1)

Vice President

Fred S. Cohen(1)

Vice President

R.B. (“Guy”) Davidson III(1)

Vice President

Terrance T. Hults(1)

Vice President

Matthew J. Norton(1)

Vice President

Andrew Potter(1)

Vice President

Avi Lavi(1)

Vice President

Shawn E. Keegan(1)

Vice President

Michael Canter(1)

Vice President

Douglas J. Peebles(1)

Vice President

Janaki Rao(1)

Vice President

Greg J. Wilensky(1)

Vice President

Mark Phelps(1)

Vice President

Daniel C. Roarty(1)

Vice President

Nelson Yu(1)

Vice President

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Phyllis J. Clarke

Controller

Emilie D. Wrapp

Secretary

Vincent S. Noto

Chief Compliance Officer

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

300 Madison Avenue New York, New York 10017

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue New York, New York 10019

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company

State Street Corporation CCB/5 1 Iron Street Boston, Massachusetts 02210

TRANSFER AGENT

DST Asset Manager Solutions

2000 Crown Colony Drive Quincy, Massachusetts 02169

INVESTMENT ADVISER

AllianceBernstein L.P.

1345 Avenue of the Americas New York, New York 10105

* Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

^ Member of the Fair Value Pricing Committee.

(1) The day-to-day management of, and investment decisions for, the International Portfolio and Tax-Managed International Portfolio are made by the International Team; Ms. Fay and Messrs. Hargis, Lavi, Phelps, Roarty and Yu are the investment professionals with the most significant responsibility for the day-to-day management of the Funds’ Portfolios. The day-to-day management of, and investment decisions for, the Emerging Markets Portfolio are made by the Emerging Markets Team; Messrs. D’Auria, Saltiel and Yu are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s Portfolio. The day-to-day management of, and investment decisions for, the Short Duration Plus Portfolio are made by the U.S. Investment Grade: Liquid Markets Structured Products Investment Team; Messrs. Canter, Keegan, Rao and Wilensky are the professionals with the most significant responsibility for the day-to-day management of the Fund’s Portfolio. The day-to-day management of, and investment decisions for, the Intermediate Duration Portfolio are made by the U.S. Investment Grade: Core Fixed Income Team; Messrs. Canter, Keegan, Peebles, Rao and Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s Portfolio. The day-to-day management of, and investment decisions for, the Fixed Income Municipal Portfolios are made by the Municipal Bond Investment Team; Messrs. Cohen, Davidson, Hults, Norton and Potter are the investment professionals with the most significant responsibility for the day-to-day management of the Funds’ Portfolios.

96	Sanford C. Bernstein Fund, Inc.

Board’s Consideration of Investment Management Arrangement

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

Short Duration Diversified Municipal Portfolio

New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

The Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreement between the Sanford C. Bernstein Fund, Inc. (the “Fund”), on behalf of the Tax-Managed International, International, Emerging Markets, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, Short Duration Plus, Intermediate Duration, Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) and AllianceBernstein L.P. (the “Adviser”) (the “Investment Management Agreement”) at a meeting held on October 25-26, 2017. In connection with the process relating to the annual review of the Investment Management Agreement between the Fund and the Adviser, the Adviser received a letter dated August 18, 2017, from counsel to the Independent Directors. The letter contained a list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, met in person in July 2017 and received and reviewed certain information relating to the profitability of the Adviser in 2016 and prior years in relation to its services to the Fund, and received and evaluated extensive additional materials relating to the renewal of the Investment Management Agreement from the Adviser during in-person meetings in September and October 2017. In addition, the Independent Directors received materials prepared by the Senior Officer1 as described below. At the July 27, 2017 meeting, the Independent Directors met separately with independent counsel and the Senior Officer, and met with Seth Bernstein, the Chief Executive Officer of the Adviser, to discuss (among other things) the importance of the Private Client business to the Adviser and the role played by the Portfolios, as well as the capabilities the Adviser could provide to clients. On September 28, 2017, the Board of Directors held an in-person meeting to discuss its review of the Investment Management Agreement and the materials the Directors had been provided. Also on September 28, 2017, the Independent Directors met separately with independent counsel and the Senior Officer in executive session. Following the September 28, 2017 meeting, the Independent Directors, through counsel, requested certain additional information which was provided by the Adviser on October 5, 2017. The Independent Directors held a telephonic meeting on October 17, 2017 to discuss the contract renewal materials and supplemental materials. On October 25-26, 2017, the Board of Directors held an in-person meeting to continue their review of the Investment Management Agreement. During this meeting, the Independent Directors met with counsel to the Independent Directors as well as the Fund’s Senior Officer to review the contract renewal materials provided by the Adviser as well as the Senior Officer’s report and conclusions. At the conclusion of this meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

In approving the continuation of the Investment Management Agreement, the Board of Directors, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Agreement and considered whether continuation of the Investment Management Agreement would be in the best interests of each Portfolio.

1 Philip Kirstein, the Fund’s Senior Officer, retired effective 12/31/2017.

2018 Semi-Annual Report	97

Board’s Consideration of Investment Management Arrangement (continued)

The Board of Directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer of the reasonableness of the advisory fees in the Investment Management Agreement, wherein the Senior Officer concluded that the contractual fees contained in the Adviser’s proposal were reasonable with respect to all Portfolios and within the range of what would have been negotiated at arms-length in light of the surrounding circumstances.

The matters discussed below were considered separately by the Independent Directors in executive sessions, during which experienced counsel that is independent of the Adviser provided guidance to the Independent Directors. No single factor was considered in isolation or to be determinative to the decision of the Board to approve the continuation of the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered, and in light of the proposal to establish breakpoints for the Overlay A and the Tax-Aware Overlay A Portfolios’ fee schedules, and to reduce fees for the Short Duration Diversified Municipal, Short Duration Plus, Intermediate Duration, Tax-Managed International, International, and Emerging Markets Portfolios, effective January 1, 2018, that it was in the best interests of each Portfolio to approve the continuation of the Investment Management Agreement including the fees to be charged for services thereunder, as summarized below.

Fees and Expenses

The Board of Directors, including the Independent Directors, compared the fees and expense ratios of each Portfolio as proposed by the Adviser (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The Senior Officer also performed analyses of the advisory fees, and compared such analyses to the Portfolios’ peer groups.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser, including information about recent advisory fee changes with respect to other investment companies and non-investment company clients advised by the Adviser.

On the basis of its review and consideration of the fees as described above and the Board’s consideration of the other factors described below, the Board concluded that the contractual advisory fees as proposed are reasonable.

Nature, Extent and Quality of Services

The Board of Directors, including the Independent Directors, considered the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its compliance, administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout changing market environments. The Board reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios and noted that such staff appeared sufficient to provide a high level of service to the Portfolios. The Board also considered how the organizational capabilities and financial condition of the Adviser may affect the nature and quality of its services. The Board further reviewed information about AXA Financial’s proposed initial public offering (“IPO”) of a minority stake in its US operations, including AXA Group’s interest in the Adviser, and the statements of the Adviser that it will continue to operate as an independent, publicly-traded US asset manager and that the IPO is not anticipated to change the Adviser’s current management structure or strategy.

In considering the nature and quality of the services provided by the Adviser, the Board of Directors, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. (The Board recognized that

98	Sanford C. Bernstein Fund, Inc.

the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios.) The Board was provided with performance data versus each Portfolio’s peer group, for the l-year, 3-year, 5-year and 10-year periods, as applicable, ended June 30, 2017 (“relevant periods”) and versus each Portfolio’s benchmark index, for the year to date, l-year, 3-years, 5-years, 10-years and since inception periods, as applicable, ended June 30, 2017. Both the funds included in each Portfolio’s peer group and the comparative performance data were provided to the Directors by Broadridge. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year.

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlay Portfolios can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in seeking to provide the desired risk/return trade-off for their investors. The Directors also noted the Adviser’s continued efforts to enhance the Overlay Portfolios.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board of Directors, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the Portfolios. The materials provided to the Independent Directors included information indicating the profitability of the Portfolios to the Adviser for calendar years 2015 and 2016, which had been reviewed by an independent consultant retained by the Senior Officer. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolios, and that they had focused on profitability before taxes and distribution expenses. The Directors also received a presentation at the July 27, 2017 Board meeting from the independent consultant who reviewed the Adviser’s method of calculating profitability. The Directors recognized that it is difficult to make comparisons of profitability among fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors including different cost accounting methodologies.

After reviewing all relevant factors, the Board of Directors, including the Independent Directors, concluded that the level of the Adviser’s profits in respect of its management of the Portfolios was not excessive.

Economies of Scale

The Board of Directors, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.

At the October 26, 2017 Board meeting, the Directors received the Senior Officer Report which included a discussion of possible economies of scale. The Directors discussed with the Senior Officer possible ways in which any such economies of scale may be shared with the Portfolios, including by investment in enhanced services.

After reviewing the profitability and economies of scale information provided by the Adviser, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things, breakpoint arrangements as currently in effect as well as the new breakpoints proposed for the Overlay A and Tax-Aware Overlay A Portfolios; proposed fee reductions for the Short Duration Diversified Municipal, Short Duration Plus, Intermediate Duration, Tax-Managed International, International, and Emerging Markets Portfolios, effective January 1, 2018; the fact that that the New York Municipal Portfolio, California Municipal Portfolio and Diversified Municipal Portfolio had recently implemented advisory fee reductions in 2017; the fact that in the case of the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios the fee levels initially established had assumed achievement of significant scale and that these Portfolios are considerably smaller in asset size than the Overlay A and Tax-Aware Overlay A Portfolios; expense caps and waivers on select Portfolios; and the Adviser’s continued

2018 Semi-Annual Report	99

Board’s Consideration of Investment Management Arrangement (continued)

reinvestment in the business, including by researching and implementing new product enhancements, although the Adviser decreased its operating expenses and staff in recent years. The Directors also noted that, because of the investment by the Overlay A and Tax-Aware Overlay A Portfolios in affiliated portfolios, there are significant waivers of management fees for the Overlay A and Tax-Aware Overlay A Portfolios to reflect their investment in such affiliated portfolios.

Fall-Out Benefits and Other Revenue

The Board of Directors, including the Independent Directors, also took into account so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby the Adviser receives the benefit of research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, and transfer agency fees paid by the retail share classes of certain Portfolios to a wholly-owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, with the addition of breakpoints to the Overlay A and the Tax-Aware Overlay A Portfolios’ fee schedules, and with the reduction of certain other Portfolios’ contractual fee schedules, as set forth below:

ADVISORY FEE SCHEDULE
Short Duration Diversified Municipal Portfolio	0.30% of the first $750 million; 0.25% of assets in excess of $750 million

Short Duration Plus Portfolio	0.35% of the first $750 million; 0.30% of assets in excess of $750 million

New York Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion

California Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion

Diversified Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion up to, but not exceeding $7 billion; 0.225% of assets in excess of $7 billion

Intermediate Duration Portfolio	0.45% of the first $2.5 billion; 0.40% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $8 billion; 0.30% of assets in excess of $8 billion

Tax-Managed International Portfolio	0.75% of the first $2.5 billion; 0.65% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.60% in excess of $5 billion

International Portfolio	0.75% of the first $2.5 billion; 0.65% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.60% in excess of $5 billion

100	Sanford C. Bernstein Fund, Inc.

ADVISORY FEE SCHEDULE
Emerging Markets Portfolio	0.95% of the first $2.5 billion; 0.90% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% in excess of $5 billion

Overlay A Portfolio	0.90% of the first $5 billion; 0.875% in excess of $5 billion

Tax-Aware Overlay A Portfolio	0.90% of the first $5 billion; 0.875% in excess of $5 billion

Overlay B Portfolio	0.65%

Tax-Aware Overlay B Portfolio	0.65%

Tax-Aware Overlay C Portfolio	0.65%

Tax-Aware Overlay N Portfolio	0.65%

2018 Semi-Annual Report	101

Distributor

SANFORD C. BERNSTEIN FUND, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCBI-1947-0318

Sanford C. Bernstein Fund, Inc.

March 31, 2018

Schedule of Investments

To the Semi-Annual Report

For the Stock Portfolios

Tax-Managed International

International

Emerging Markets

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Managed International Portfolio

March 31, 2018 (Unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS–96.9%
Financials–20.4%
Banks–10.9%
Bank Hapoalim BM	638,087	$4,388,071
Barclays PLC	7,551,120	22,065,169
BNP Paribas SA	422,250	31,314,350
BOC Hong Kong Holdings Ltd.	6,959,500	34,141,763
Credicorp Ltd.	108,080	24,538,483
Danske Bank A/S	166,748	6,247,760
DBS Group Holdings Ltd.	583,100	12,316,439
DNB ASA	1,762,250	34,711,429
Erste Group Bank AG	733,948	36,897,975
Hang Seng Bank Ltd.	342,300	7,953,200
HDFC Bank Ltd.	1,418,855	41,964,121
KB Financial Group, Inc.	213,440	12,378,926
KBC Group NV	93,430	8,135,776
Mitsubishi UFJ Financial Group, Inc.	6,831,100	45,396,867
National Australia Bank Ltd.	389,720	8,603,664
Oversea-Chinese Banking Corp., Ltd.	672,000	6,619,871
Royal Bank of Canada	150,190	11,601,590
Seven Bank Ltd.	1,178,200	3,779,710
Sumitomo Mitsui Financial Group, Inc.	198,700	8,429,704
Svenska Handelsbanken AB–Class A	1,405,750	17,595,532
Swedbank AB–Class A	910,580	20,461,048
Toronto-Dominion Bank (The)	160,050	9,082,358

		408,623,806

Capital Markets–3.2%
Azimut Holding SpA	517,938	11,133,294
Credit Suisse Group AG (REG)	2,095,504	35,194,029
Euronext NV(a)	144,630	10,601,222
IG Group Holdings PLC	959,330	10,744,171
Partners Group Holding AG	60,942	45,348,439
Thomson Reuters Corp.	171,880	6,642,531

		119,663,686

Consumer Finance–1.0%
Bharat Financial Inclusion Ltd.(b)	1,235,680	20,878,824
Hitachi Capital Corp.	697,100	17,644,675

		38,523,499

Diversified Financial Services–0.2%
ORIX Corp.	445,400	7,981,998

Insurance–4.5%
Admiral Group PLC	127,880	3,309,842
AIA Group Ltd.	4,211,800	36,005,313
Allianz SE (REG)	202,660	45,812,738
Direct Line Insurance Group PLC	1,015,454	5,437,257
NN Group NV	211,979	9,418,212
PICC Property & Casualty Co., Ltd.–Class H	9,674,000	17,094,234

Prudential PLC	1,330,057	$33,236,360
Swiss Re AG	140,280	14,317,912
Tryg A/S	261,480	6,092,261

		170,724,129

Thrifts & Mortgage Finance–0.6%
Housing Development Finance Corp., Ltd.	824,820	23,175,061

		768,692,179

Consumer Discretionary–14.4%
Auto Components–4.0%
Aptiv PLC	280,760	23,856,177
Continental AG	33,422	9,231,531
Delphi Technologies PLC	219,281	10,448,740
Faurecia SA	263,261	21,302,032
Hankook Tire Co., Ltd.	320,920	15,883,880
Magna International, Inc. (New York)–Class A	493,200	27,791,820
NGK Spark Plug Co., Ltd.	1,045,000	25,180,352
Valeo SA	248,897	16,464,558

		150,159,090

Automobiles–2.4%
Honda Motor Co., Ltd.	820,300	28,395,983
Peugeot SA	1,277,430	30,759,710
Subaru Corp.	914,200	30,262,542

		89,418,235

Distributors–0.2%
PALTAC Corp.	161,500	8,801,058

Hotels, Restaurants & Leisure–0.9%
Aristocrat Leisure Ltd.	811,130	15,144,217
Compass Group PLC	293,360	5,990,106
Merlin Entertainments PLC(a)	1,606,400	7,811,227
Playtech PLC	392,370	4,035,466

		32,981,016

Household Durables–2.5%
Auto Trader Group PLC(a)	2,216,940	10,897,198
Fujitsu General Ltd.	245,100	4,390,125
Nikon Corp.	1,286,900	23,261,829
Panasonic Corp.	3,484,100	50,033,388
Persimmon PLC	198,290	7,037,761

		95,620,301

Internet & Direct Marketing Retail–0.2%
Ctrip.com International Ltd. (ADR)(b)	203,218	9,474,023

Leisure Products–0.7%
Amer Sports Oyj(b)	604,390	18,651,562
Bandai Namco Holdings, Inc.	196,800	6,369,176

		25,020,738

Media–0.4%
CTS Eventim AG & Co. KGaA	229,980	10,781,052
Daiichikosho Co., Ltd.	84,100	4,423,344

		15,204,396

Schedule of Investments—Tax-Managed International Portfolio	1

Company	Shares	U.S. $ Value

Multiline Retail–0.5%
B&M European Value Retail SA	2,092,647	$11,487,142
Next PLC	117,320	7,842,724

		19,329,866

Textiles, Apparel & Luxury Goods–2.6%
Crystal International Group Ltd.(a)(b)	4,822,500	4,893,270
HUGO BOSS AG	295,834	25,772,128
LVMH Moet Hennessy Louis Vuitton SE	34,899	10,754,935
Moncler SpA	322,530	12,274,909
Pandora A/S	309,290	33,463,974
Samsonite International SA	1,977,800	9,046,084

		96,205,300

		542,214,023

Information Technology–14.1%
Communications Equipment–0.7%
Nokia Oyj	5,164,900	28,521,168

Electronic Equipment, Instruments & Components–1.7%
Halma PLC	721,462	11,942,544
Horiba Ltd.	231,000	17,985,641
Ingenico Group SA	161,560	13,113,354
Keyence Corp.	21,400	13,367,677
Murata Manufacturing Co., Ltd.	53,100	7,329,507

		63,738,723

Internet Software & Services–2.7%
Alibaba Group Holding Ltd. (Sponsored ADR)(b)	148,730	27,297,904
carsales.com Ltd.	537,210	5,614,325
Kakaku.com, Inc.	237,800	4,208,431
Moneysupermarket.com Group PLC	2,391,850	9,627,603
Tencent Holdings Ltd.	541,000	29,040,630
Yahoo Japan Corp.	5,291,600	24,769,421

		100,558,314

IT Services–1.4%
Amadeus IT Group SA–Class A	221,720	16,407,971
Capgemini SE	197,389	24,629,096
Otsuka Corp.	267,400	13,632,798

		54,669,865

Semiconductors & Semiconductor Equipment–4.5%
ams AG	234,620	24,637,495
ASML Holding NV	162,673	32,256,989
Disco Corp.	43,600	9,319,203
Infineon Technologies AG	619,230	16,653,090
SCREEN Holdings Co., Ltd.	263,800	23,828,770
SUMCO Corp.	763,900	19,951,208
Taiwan Semiconductor Manufacturing Co., Ltd.	5,157,000	43,680,813

		170,327,568

Software–2.2%
Check Point Software Technologies Ltd.(b)	85,310	$8,474,695
Constellation Software, Inc./Canada	9,742	6,609,981
Nice Ltd.(b)	136,869	12,788,511
Nintendo Co., Ltd.	55,900	24,834,866
Oracle Corp. Japan	203,500	16,889,265
SAP SE	48,561	5,098,019
Temenos Group AG(b)	64,200	7,698,175

		82,393,512

Technology Hardware, Storage & Peripherals–0.9%
Samsung Electronics Co., Ltd.	14,040	32,804,124

		533,013,274

Consumer Staples–11.6%
Beverages–1.7%
Coca-Cola Bottlers Japan Holdings, Inc.	463,300	19,133,139
Diageo PLC	313,170	10,591,316
Royal Unibrew A/S	174,320	11,572,902
Suntory Beverage & Food Ltd.	166,900	8,124,777
Treasury Wine Estates Ltd.	1,144,524	14,953,481

		64,375,615

Food & Staples Retailing–0.5%
Tsuruha Holdings, Inc.	133,500	19,213,709

Food Products–3.7%
Calbee, Inc.	283,400	9,629,888
Glanbia PLC	952,322	16,404,980
Kerry Group PLC–Class A	178,270	18,074,627
Nestle SA (REG)	296,330	23,422,364
Orkla ASA	2,744,070	29,572,813
Salmar ASA	455,620	18,760,418
WH Group Ltd.(a)	20,986,000	22,486,200

		138,351,290

Household Products–1.9%
Henkel AG & Co. KGaA (Preference Shares)	224,580	29,521,724
Reckitt Benckiser Group PLC	259,880	21,935,908
Unicharm Corp.	706,600	20,380,839

		71,838,471

Personal Products–1.0%
Godrej Consumer Products Ltd.	982,450	16,550,885
Kose Corp.	51,000	10,721,361
Unilever PLC	178,290	9,888,420

		37,160,666

Tobacco–2.8%
British American Tobacco PLC	1,194,414	69,045,327
Japan Tobacco, Inc.	1,061,700	30,329,576
Scandinavian Tobacco Group A/S(a)	322,850	5,675,160

		105,050,063

		435,989,814

2	Sanford C. Bernstein Fund, Inc.—2018 Semi-Annual Report

Company	Shares	U.S. $ Value

Industrials–10.8%
Aerospace & Defense–1.7%
Airbus SE	323,113	$37,402,817
BAE Systems PLC	3,394,821	27,775,392

		65,178,209

Airlines–2.2%
Japan Airlines Co., Ltd.	1,026,600	41,799,185
Qantas Airways Ltd.	8,791,864	39,664,930

		81,464,115

Building Products–1.3%
Assa Abloy AB–Class B	408,478	8,853,938
Cie de Saint-Gobain	341,060	18,009,673
Kingspan Group PLC	480,780	20,350,201

		47,213,812

Commercial Services & Supplies–0.6%
China Everbright International Ltd.	12,157,000	17,165,410
G4S PLC	1,097,360	3,819,261

		20,984,671

Electrical Equipment–1.4%
Nidec Corp.	85,600	13,174,577
Philips Lighting NV(a)	440,515	16,562,067
Schneider Electric SE (Paris)	266,050	23,428,723

		53,165,367

Industrial Conglomerates–0.7%
Siemens AG (REG)	204,610	26,107,679

Machinery–1.1%
Atlas Copco AB–Class B	92,470	3,610,550
FANUC Corp.	46,400	11,941,182
Glory Ltd.	466,400	16,736,736
Hoshizaki Corp.	83,100	7,408,451
Kone Oyj–Class B	61,380	3,063,342

		42,760,261

Professional Services–1.7%
Adecco Group AG (REG)	129,498	9,224,142
Intertek Group PLC	138,190	9,045,663
Recruit Holdings Co., Ltd.	376,400	9,433,947
RELX NV	553,666	11,476,880
RELX PLC	569,960	11,708,023
Wolters Kluwer NV	264,370	14,060,476

		64,949,131

Road & Rail–0.1%
Central Japan Railway Co.	24,500	4,675,641

Transportation Infrastructure–0.0%
Aena SME SA(a)	4,190	844,886

		407,343,772

Health Care–6.5%
Biotechnology–0.7%
Genmab A/S(b)	52,310	11,269,925
Grifols SA (ADR)	797,890	16,915,268

		28,185,193

Health Care Equipment & Supplies–0.7%
Cochlear Ltd.	44,180	$6,204,963
Essilor International Cie Generale d’Optique SA	155,980	21,041,791

		27,246,754

Health Care Providers & Services–0.7%
Apollo Hospitals Enterprise Ltd.	1,609,580	26,236,436

Life Sciences Tools & Services–0.8%
Eurofins Scientific SE	36,234	19,094,357
Gerresheimer AG	119,490	9,819,096

		28,913,453

Pharmaceuticals–3.6%
Indivior PLC(b)	3,840,260	21,952,221
Novo Nordisk A/S–Class B	104,510	5,140,414
Ono Pharmaceutical Co., Ltd.	1,100,000	34,998,451
Roche Holding AG	174,789	40,096,074
Sanofi	55,780	4,475,788
Shionogi & Co., Ltd.	91,800	4,780,348
Teva Pharmaceutical Industries Ltd.	11,102	189,433
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	1,027,090	17,552,968
Vectura Group PLC(b)	4,592,260	5,002,946

		134,188,643

		244,770,479

Telecommunication Services–6.2%
Diversified Telecommunication Services–5.5%
BT Group PLC	12,060,080	38,493,482
Cellnex Telecom SA(a)	287,480	7,685,463
China Unicom Hong Kong Ltd.(b)	26,894,000	34,405,514
Com Hem Holding AB	578,290	9,390,885
Deutsche Telekom AG (REG)	1,024,360	16,759,245
HKT Trust & HKT Ltd.–Class SS	10,161,000	12,784,867
Nippon Telegraph & Telephone Corp.	1,477,900	68,948,548
Telekomunikasi Indonesia Persero Tbk PT	27,005,000	7,101,098
Telenor ASA	454,550	10,336,975

		205,906,077

Wireless Telecommunication Services–0.7%
Vodafone Group PLC	9,953,283	27,232,491

		233,138,568

Materials–6.1%
Chemicals–3.5%
Air Water, Inc.	785,000	15,344,045
Chr Hansen Holding A/S	147,140	12,734,539
Covestro AG(a)	36,000	3,544,813
Croda International PLC	245,260	15,755,833
Incitec Pivot Ltd.	5,639,740	15,348,703
Johnson Matthey PLC	545,690	23,279,806

Schedule of Investments—Tax-Managed International Portfolio	3

Company	Shares	U.S. $ Value

Nippon Shokubai Co., Ltd.	344,500	$23,819,132
Umicore SA	396,840	21,022,669

		130,849,540

Construction Materials–0.3%
CRH PLC (London)	363,280	12,280,219

Containers & Packaging–0.2%
Amcor Ltd./Australia	715,150	7,831,134

Metals & Mining–2.1%
Boliden AB	160,980	5,664,632
First Quantum Minerals Ltd.	1,123,240	15,771,655
Gerdau SA (Preference Shares)	3,804,000	17,859,425
Norsk Hydro ASA	3,318,660	19,685,253
South32 Ltd.	1,389,650	3,492,433
Yamato Kogyo Co., Ltd.	575,100	15,869,468

		78,342,866

		229,303,759

Energy–4.9%
Oil, Gas & Consumable Fuels–4.9%
Caltex Australia Ltd.	202,350	4,915,299
Canadian Natural Resources Ltd. (Toronto)	532,610	16,742,892
JXTG Holdings, Inc.	5,259,500	32,064,951
PetroChina Co., Ltd.–Class H	32,384,000	22,494,492
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	1,628,420	51,876,840
Royal Dutch Shell PLC–Class A	431,800	13,661,521
Royal Dutch Shell PLC–Class B	402,015	12,936,219
Showa Shell Sekiyu KK	432,000	5,880,792
TOTAL SA	139,699	8,007,494
YPF SA (Sponsored ADR)	718,784	15,540,110

		184,120,610

Utilities–1.5%
Electric Utilities–0.4%
EDP–Energias de Portugal SA	4,214,812	16,014,622

Multi-Utilities–0.4%
Suez	1,044,590	$15,136,044

Water Utilities–0.7%
Beijing Enterprises Water Group Ltd.	24,116,000	13,568,681
Cia de Saneamento Basico do Estado de Sao Paulo	1,186,000	12,573,264

		26,141,945

		57,292,611

Real Estate–0.4%
Real Estate Management & Development–0.4%
SM Prime Holdings, Inc.	22,814,000	14,832,784

Total Common Stocks (cost $3,193,195,448)		3,650,711,873

Principal Amount (000)
SHORT-TERM INVESTMENTS–2.1%
Repurchase Agreements–2.1%
State Street Bank & Trust Co.	$78,997	78,996,930

0.28%, dated 3/29/18 due 4/02/18 in the amount of $78,999,387 (collateralized by $78,345,000 U.S. Treasury Bond and U.S. Treasury Notes, 1.375% to 3.625%, due 2/15/20 to 11/30/20, value $80,579,281)
(cost $78,996,930)

Total Investments—99.0% (cost $3,272,192,378)		3,729,708,803	(c)

Other assets less liabilities—1.0%		35,885,588

Net Assets—100.0%		$3,765,594,391

FUTURES (see Note 3)

Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at March 31, 2018	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Mini MSCI EAFE Futures	438	June 2018	USD	22	$44,153,681	$43,813,140	$(340,541)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	CAD	4,892	USD	3,936	4/17/18	$137,276
Bank of America, NA	USD	51,326	EUR	43,112	4/17/18	1,770,162
Bank of America, NA	USD	69,763	GBP	51,461	4/17/18	2,476,173

4	Sanford C. Bernstein Fund, Inc.—2018 Semi-Annual Report

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	KRW	69,071,786	USD	65,089	4/26/18	$36,512
Barclays Bank PLC	ILS	95,664	USD	28,000	4/17/18	703,090
Barclays Bank PLC	JPY	2,137,746	USD	20,135	4/17/18	28,271
Barclays Bank PLC	USD	11,269	EUR	9,418	4/17/18	330,335
Barclays Bank PLC	USD	20,050	EUR	16,253	4/17/18	(32,668)
Barclays Bank PLC	USD	12,160	JPY	1,338,295	4/17/18	427,391
Barclays Bank PLC	USD	5,850	NZD	8,147	4/17/18	37,344
Barclays Bank PLC	USD	29,341	RUB	1,675,605	4/17/18	(146,754)
Barclays Bank PLC	CNY	151,863	USD	24,014	4/19/18	(186,512)
Barclays Bank PLC	USD	7,143	CNY	45,129	4/19/18	48,649
Barclays Bank PLC	USD	5,899	KRW	6,331,209	4/26/18	63,436
Barclays Bank PLC	INR	8,327,843	USD	126,694	5/17/18	(676,767)
Barclays Bank PLC	USD	4,206	INR	275,592	5/17/18	9,472
BNP Paribas SA	AUD	20,738	USD	16,724	4/17/18	796,746
BNP Paribas SA	CHF	12,316	USD	13,171	4/17/18	274,908
BNP Paribas SA	USD	7,704	AUD	9,788	4/17/18	(186,793)
BNP Paribas SA	USD	22,589	GBP	16,839	4/17/18	1,048,992
BNP Paribas SA	TWD	383,234	USD	13,263	6/07/18	9,956
Citibank, NA	CAD	9,605	USD	7,577	4/17/18	120,011
Citibank, NA	EUR	19,214	USD	23,824	4/17/18	160,835
Citibank, NA	GBP	29,840	USD	42,180	4/17/18	291,015
Citibank, NA	HKD	43,198	USD	5,531	4/17/18	24,041
Citibank, NA	JPY	2,476,544	USD	23,452	4/17/18	158,610
Citibank, NA	JPY	1,766,216	USD	16,229	4/17/18	(383,495)
Citibank, NA	NOK	278,178	USD	34,655	4/17/18	(846,723)
Citibank, NA	USD	43,036	EUR	35,100	4/17/18	191,927
Citibank, NA	USD	105,967	EUR	85,105	4/17/18	(1,153,574)
Citibank, NA	USD	30,804	GBP	21,698	4/17/18	(344,689)
Citibank, NA	USD	32,668	JPY	3,624,735	4/17/18	1,425,433
Citibank, NA	USD	74,697	JPY	7,927,773	4/17/18	(130,283)
Citibank, NA	USD	4,489	SEK	35,521	4/17/18	(230,901)
Citibank, NA	CNY	38,828	USD	6,139	4/19/18	(48,658)
Citibank, NA	TWD	811,777	USD	27,974	6/07/18	(98,547)
Citibank, NA	USD	8,175	CHF	7,659	7/17/18	(91,549)
Credit Suisse International	BRL	88,068	USD	27,134	4/03/18	458,654
Credit Suisse International	USD	26,496	BRL	88,068	4/03/18	179,373
Credit Suisse International	CHF	5,634	USD	5,998	4/17/18	98,466
Credit Suisse International	GBP	4,821	USD	6,654	4/17/18	(113,465)
Credit Suisse International	NOK	209,817	USD	26,922	4/17/18	145,025
Credit Suisse International	NOK	55,572	USD	6,864	4/17/18	(227,810)
Credit Suisse International	NZD	8,147	USD	5,982	4/17/18	94,564
Credit Suisse International	USD	14,137	AUD	18,754	4/17/18	266,464
Credit Suisse International	USD	14,293	JPY	1,523,995	4/17/18	41,771
Credit Suisse International	USD	28,938	NOK	225,027	4/17/18	(219,617)
Credit Suisse International	USD	18,600	PLN	66,377	4/17/18	793,253
Credit Suisse International	USD	10,492	EUR	8,419	7/17/18	(51,514)
Deutsche Bank AG	CAD	109,965	USD	88,232	4/17/18	2,853,097
Deutsche Bank AG	USD	126,815	CHF	123,117	4/17/18	2,103,172
Deutsche Bank AG	USD	13,974	EUR	11,541	4/17/18	240,014
Deutsche Bank AG	USD	15,328	EUR	12,345	7/17/18	(18,625)
Goldman Sachs Bank USA	JPY	1,805,177	USD	16,961	4/17/18	(17,887)
HSBC Bank USA	SEK	95,059	USD	12,078	4/17/18	682,993
HSBC Bank USA	USD	129,716	AUD	165,305	4/17/18	(2,755,209)
JPMorgan Chase Bank, NA	AUD	41,745	USD	33,085	4/17/18	1,023,223
JPMorgan Chase Bank, NA	CHF	58,376	USD	61,688	4/17/18	561,320
JPMorgan Chase Bank, NA	EUR	6,785	USD	8,466	4/17/18	110,069
JPMorgan Chase Bank, NA	HKD	929,061	USD	119,058	4/17/18	620,669
JPMorgan Chase Bank, NA	NOK	377,788	USD	45,639	4/17/18	(2,574,720)
JPMorgan Chase Bank, NA	PLN	66,377	USD	19,604	4/17/18	211,324
JPMorgan Chase Bank, NA	USD	13,438	CNY	85,114	4/19/18	125,325
Morgan Stanley & Co., Inc.	GBP	7,918	USD	11,252	4/17/18	136,856

Schedule of Investments—Tax-Managed International Portfolio	5

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., Inc.	ILS	15,688	USD	4,461	4/17/18	$(15,735)
Morgan Stanley & Co., Inc.	JPY	868,160	USD	8,237	4/17/18	71,593
Morgan Stanley & Co., Inc.	JPY	2,127,088	USD	19,179	4/17/18	(828,200)
Morgan Stanley & Co., Inc.	USD	21,643	GBP	15,340	4/17/18	(108,985)
Morgan Stanley & Co., Inc.	USD	5,904	HKD	46,084	4/17/18	(29,258)
Royal Bank of Scotland PLC	EUR	70,010	USD	87,586	4/17/18	1,363,192
Royal Bank of Scotland PLC	JPY	2,210,897	USD	20,341	4/17/18	(454,518)
Royal Bank of Scotland PLC	USD	5,894	CAD	7,390	4/17/18	(156,316)
Royal Bank of Scotland PLC	USD	89,644	CHF	82,613	4/17/18	(3,137,609)
Royal Bank of Scotland PLC	USD	91,090	EUR	75,527	4/17/18	1,927,042
Royal Bank of Scotland PLC	USD	13,393	GBP	9,976	4/17/18	610,735
Royal Bank of Scotland PLC	CNY	48,680	USD	7,684	4/19/18	(73,759)
Royal Bank of Scotland PLC	PEN	66,598	USD	20,568	4/19/18	(64,119)
Royal Bank of Scotland PLC	USD	5,272	KRW	5,674,671	4/26/18	72,087
Royal Bank of Scotland PLC	USD	15,529	AUD	20,141	7/17/18	(53,749)
Standard Chartered Bank	BRL	88,068	USD	26,496	4/03/18	(179,373)
Standard Chartered Bank	USD	26,712	BRL	88,068	4/03/18	(36,004)
Standard Chartered Bank	USD	11,179	EUR	9,209	4/17/18	162,342
Standard Chartered Bank	USD	10,139	JPY	1,141,171	4/17/18	595,011
Standard Chartered Bank	CNY	993,239	USD	156,874	4/19/18	(1,404,883)
Standard Chartered Bank	USD	10,451	CNY	66,376	4/19/18	126,561
Standard Chartered Bank	BRL	88,068	USD	26,637	5/03/18	26,159
Standard Chartered Bank	PHP	592,213	USD	11,209	5/30/18	(68,300)
State Street Bank & Trust Co.	HKD	62,833	USD	8,046	4/17/18	36,434
State Street Bank & Trust Co.	USD	3,842	AUD	4,905	4/17/18	(74,283)
State Street Bank & Trust Co.	USD	13,451	GBP	9,453	4/17/18	(181,164)
State Street Bank & Trust Co.	USD	7,330	SEK	59,538	4/17/18	(192,491)
State Street Bank & Trust Co.	USD	8,658	TRY	33,854	4/17/18	(116,096)
UBS AG	USD	14,046	JPY	1,495,395	4/17/18	18,922

						$8,614,693

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2018, the aggregate market value of these securities amounted to $91,001,506 or 2.4% of net assets.
(b)	Non-income producing security.
(c)	On March 30, 2018, the Portfolio and U.S. stock exchanges were closed for business due to a U.S. holiday but the foreign markets remained open for trading. The Portfolio valued its foreign securities using the closing market prices from the respective foreign markets as of March 29, 2018 for financial reporting purposes.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

NOK—Norwegian Krone

NZD—New Zealand Dollar

PEN—Peruvian Sol

PHP—Philippine Peso

PLN—Polish Zloty

RUB—Russian Ruble

SEK—Swedish Krona

TRY—Turkish Lira

TWD—New Taiwan Dollar

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

EAFE—Europe, Australia, and Far East

MSCI—Morgan Stanley Capital International

REG—Registered Shares

See notes to financial statements.

6	Sanford C. Bernstein Fund, Inc.—2018 Semi-Annual Report

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

International Portfolio

March 31, 2018 (Unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS–97.2%
Financials–20.4%
Banks–10.9%
Bank Hapoalim BM	255,404	$1,756,392
Barclays PLC	3,149,120	9,202,061
BNP Paribas SA	181,270	13,443,107
BOC Hong Kong Holdings Ltd.	2,994,500	14,690,353
Credicorp Ltd.	46,890	10,645,906
Danske Bank A/S	72,718	2,724,618
DBS Group Holdings Ltd.	255,200	5,390,422
DNB ASA	759,220	14,954,524
Erste Group Bank AG	313,670	15,769,221
Hang Seng Bank Ltd.	143,100	3,324,870
HDFC Bank Ltd.	611,930	18,098,470
KB Financial Group, Inc.	92,720	5,377,502
KBC Group NV	40,600	3,535,401
Mitsubishi UFJ Financial Group, Inc.	2,917,600	19,389,249
National Australia Bank Ltd.	166,920	3,685,014
Oversea-Chinese Banking Corp., Ltd.	300,500	2,960,225
Royal Bank of Canada	63,110	4,875,001
Seven Bank Ltd.	511,700	1,641,553
Sumitomo Mitsui Financial Group, Inc.	86,800	3,682,427
Svenska Handelsbanken AB–Class A	611,600	7,655,292
Swedbank AB–Class A	391,220	8,790,849
Toronto-Dominion Bank (The)	67,870	3,851,419

		175,443,876

Capital Markets–3.2%
Azimut Holding SpA	223,246	4,798,766
Credit Suisse Group AG (REG)(a)	871,953	14,644,467
Euronext NV(b)	60,320	4,421,390
IG Group Holdings PLC	401,730	4,499,240
Partners Group Holding AG	26,165	19,470,019
Thomson Reuters Corp.	75,190	2,905,818

		50,739,700

Consumer Finance–1.0%
Bharat Financial Inclusion Ltd.(a)	529,880	8,953,184
Hitachi Capital Corp.	294,700	7,459,311

		16,412,495

Diversified Financial Services–0.2%
ORIX Corp.	193,400	3,465,915

Insurance–4.5%
Admiral Group PLC	56,040	1,450,450
AIA Group Ltd.	1,813,400	15,502,169
Allianz SE (REG)	85,630	19,357,272
Direct Line Insurance Group PLC	442,928	2,371,662
NN Group NV	89,112	3,959,240
PICC Property & Casualty Co., Ltd.–Class H	4,038,000	7,135,261
Company	Shares	U.S. $ Value

Prudential PLC	572,524	$14,306,615
Swiss Re AG	59,630	6,086,235
Tryg A/S	114,280	2,662,627

		72,831,531

Thrifts & Mortgage Finance–0.6%
Housing Development Finance Corp., Ltd.	358,250	10,065,791

		328,959,308

Consumer Discretionary–14.4%
Auto Components–4.0%
Aptiv PLC	120,270	10,219,342
Continental AG	14,469	3,996,500
Delphi Technologies PLC	94,419	4,499,065
Faurecia SA	110,520	8,942,838
Hankook Tire Co., Ltd.	142,860	7,070,831
Magna International, Inc. (New York)–Class A	209,670	11,814,905
NGK Spark Plug Co., Ltd.	443,800	10,693,818
Valeo SA	108,286	7,163,129

		64,400,428

Automobiles–2.4%
Honda Motor Co., Ltd.	352,700	12,209,269
Peugeot SA	553,540	13,328,895
Subaru Corp.	388,700	12,867,042

		38,405,206

Distributors–0.2%
PALTAC Corp.	67,400	3,673,011

Hotels, Restaurants & Leisure–0.9%
Aristocrat Leisure Ltd.	346,290	6,465,414
Compass Group PLC	129,720	2,648,747
Merlin Entertainments PLC(b)	697,931	3,393,736
Playtech PLC	167,180	1,719,421

		14,227,318

Household Durables–2.5%
Auto Trader Group PLC(b)	924,060	4,542,146
Fujitsu General Ltd.	106,100	1,900,417
Nikon Corp.	543,300	9,820,617
Panasonic Corp.	1,504,900	21,611,104
Persimmon PLC	89,140	3,163,780

		41,038,064

Internet & Direct Marketing Retail–0.2%
Ctrip.com International Ltd. (ADR)(a)	87,846	4,095,381

Leisure Products–0.7%
Amer Sports Oyj(a)	259,470	8,007,281
Bandai Namco Holdings, Inc.	87,800	2,841,533

		10,848,814

Media–0.4%
CTS Eventim AG & Co. KGaA	97,950	4,591,721
Daiichikosho Co., Ltd.	33,500	1,761,974

		6,353,695

Schedule of Investments—International Portfolio	7

Company	Shares	U.S. $ Value

Multiline Retail–0.5%
B&M European Value Retail SA	903,130	$4,957,541
Next PLC	50,020	3,343,786

		8,301,327

Textiles, Apparel & Luxury Goods–2.6%
Crystal International Group Ltd.(a)(b)	2,333,000	2,367,237
HUGO BOSS AG	126,950	11,059,485
LVMH Moet Hennessy Louis Vuitton SE	15,013	4,626,603
Moncler SpA	140,250	5,337,661
Pandora A/S	132,320	14,316,509
Samsonite International SA	841,600	3,849,320

		41,556,815

		232,900,059

Information Technology–14.2%
Communications Equipment–0.7%
Nokia Oyj	2,209,190	12,199,400

Electronic Equipment, Instruments & Components–1.7%
Halma PLC	313,885	5,195,818
Horiba Ltd.	100,900	7,856,066
Ingenico Group SA	67,491	5,478,048
Keyence Corp.	9,200	5,746,852
Murata Manufacturing Co., Ltd.	23,000	3,174,739

		27,451,523

Internet Software & Services–2.7%
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	64,286	11,799,052
carsales.com Ltd.	194,644	2,034,204
Kakaku.com, Inc.	93,300	1,651,163
Moneysupermarket.com Group PLC	1,079,940	4,346,942
Tencent Holdings Ltd.	231,000	12,399,973
Yahoo Japan Corp.	2,282,800	10,685,546

		42,916,880

IT Services–1.5%
Amadeus IT Group SA–Class A	95,920	7,098,379
Capgemini SE	83,613	10,432,763
Otsuka Corp.	117,000	5,964,986

		23,496,128

Semiconductors & Semiconductor Equipment–4.5%
ams AG	100,500	10,553,526
ASML Holding NV	70,275	13,935,072
Disco Corp.	19,300	4,125,243
Infineon Technologies AG	267,090	7,182,911
SCREEN Holdings Co., Ltd.	113,200	10,225,234
SUMCO Corp.	326,800	8,535,220
Taiwan Semiconductor Manufacturing Co., Ltd.	2,221,000	18,812,311

		73,369,517

Software–2.2%
Check Point Software Technologies Ltd.(a)	37,280	3,703,395
Constellation Software, Inc./Canada	4,310	2,924,350

Nice Ltd.(a)	58,173	$5,435,461
Nintendo Co., Ltd.	23,900	10,618,127
Oracle Corp. Japan	86,000	7,137,478
SAP SE	19,541	2,051,448
Temenos Group AG(a)	26,390	3,164,406

		35,034,665

Technology Hardware, Storage & Peripherals–0.9%
Samsung Electronics Co., Ltd.	4,530	10,584,236
Samsung Electronics Co., Ltd. (GDR) (London)(b)	3,120	3,609,041

		14,193,277

		228,661,390

Consumer Staples–11.7%
Beverages–1.8%
Coca-Cola Bottlers Japan Holdings, Inc.	207,800	8,581,624
Diageo PLC	133,150	4,503,093
Royal Unibrew A/S	75,550	5,015,677
Suntory Beverage & Food Ltd.	73,700	3,587,753
Treasury Wine Estates Ltd.	488,484	6,382,161

		28,070,308

Food & Staples Retailing–0.5%
Tsuruha Holdings, Inc.	58,100	8,361,921

Food Products–3.7%
Calbee, Inc.	122,500	4,162,531
Glanbia PLC	414,039	7,132,358
Kerry Group PLC–Class A	77,560	7,863,735
Nestle SA (REG)	127,520	10,079,371
Orkla ASA	1,173,740	12,649,383
Salmar ASA	200,630	8,261,057
WH Group Ltd.(b)	9,111,000	9,762,307

		59,910,742

Household Products–1.9%
Henkel AG & Co. KGaA (Preference Shares)	95,430	12,544,563
Reckitt Benckiser Group PLC	111,928	9,447,600
Unicharm Corp.	307,400	8,866,502

		30,858,665

Personal Products–1.0%
Godrej Consumer Products Ltd.	428,600	7,220,428
Kose Corp.	21,500	4,519,789
Unilever PLC	76,400	4,237,340

		15,977,557

Tobacco–2.8%
British American Tobacco PLC	509,727	29,465,719
Japan Tobacco, Inc.	460,700	13,160,813
Scandinavian Tobacco Group A/S(b)	138,890	2,441,453

		45,067,985

		188,247,178

8	Sanford C. Bernstein Fund, Inc.—2018 Semi-Annual Report

Company	Shares	U.S. $ Value

Industrials–10.9%
Aerospace & Defense–1.7%
Airbus SE	138,237	$16,001,997
BAE Systems PLC	1,437,050	11,757,506

		27,759,503

Airlines–2.2%
Japan Airlines Co., Ltd.	440,200	17,923,243
Qantas Airways Ltd.	3,771,189	17,013,906

		34,937,149

Building Products–1.3%
Assa Abloy AB–Class B	176,073	3,816,459
Cie de Saint-Gobain	147,690	7,798,770
Kingspan Group PLC	209,150	8,852,790

		20,468,019

Commercial Services & Supplies–0.6%
China Everbright International Ltd.	5,289,000	7,467,949
G4S PLC	476,710	1,659,145

		9,127,094

Electrical Equipment–1.4%
Nidec Corp.	36,600	5,633,056
Philips Lighting NV(b)	188,184	7,075,164
Schneider Electric SE (Paris)	115,480	10,169,325

		22,877,545

Industrial Conglomerates–0.7%
Siemens AG (REG)	88,230	11,257,908

Machinery–1.2%
Atlas Copco AB–Class B	41,150	1,606,728
FANUC Corp.	19,800	5,095,591
Glory Ltd.	200,300	7,187,753
Hoshizaki Corp.	35,900	3,200,522
Kone Oyj–Class B	27,990	1,396,920

		18,487,514

Professional Services–1.7%
Adecco Group AG (REG)	56,163	4,000,491
Intertek Group PLC	59,360	3,885,596
Recruit Holdings Co., Ltd.	162,900	4,082,864
RELX NV	234,159	4,853,855
RELX PLC	248,300	5,100,537
Wolters Kluwer NV	113,620	6,042,861

		27,966,204

Road & Rail–0.1%
Central Japan Railway Co.	10,600	2,022,930

		174,903,866

Health Care–6.5%
Biotechnology–0.7%
Genmab A/S(a)	22,411	4,828,337
Grifols SA (ADR)	336,380	7,131,256

		11,959,593

Health Care Equipment & Supplies–0.7%
Cochlear Ltd.	18,230	$2,560,355
Essilor International Cie Generale d’Optique SA	67,280	9,076,110

		11,636,465

Health Care Providers & Services–0.7%
Apollo Hospitals Enterprise Ltd.	694,260	11,316,560

Life Sciences Tools & Services–0.8%
Eurofins Scientific SE	15,586	8,213,409
Gerresheimer AG	52,690	4,329,803

		12,543,212

Pharmaceuticals–3.6%
Indivior PLC(a)	1,665,830	9,522,446
Novo Nordisk A/S–Class B	45,090	2,217,790
Ono Pharmaceutical Co., Ltd.	465,400	14,807,526
Roche Holding AG	76,001	17,434,402
Sanofi	24,350	1,953,844
Shionogi & Co., Ltd.	36,500	1,900,683
Teva Pharmaceutical Industries Ltd.	4,710	80,367
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	441,480	7,544,893
Vectura Group PLC(a)	2,028,140	2,209,517

		57,671,468

		105,127,298

Telecommunication Services–6.2%
Diversified Telecommunication Services–5.4%
BT Group PLC	5,183,780	16,545,640
Cellnex Telecom SA(b)	124,740	3,334,787
China Unicom Hong Kong Ltd.(a)	11,546,000	14,770,806
Com Hem Holding AB	244,090	3,963,792
Deutsche Telekom AG (REG)	443,920	7,262,841
HKT Trust & HKT Ltd.–Class SS	4,288,000	5,395,287
Nippon Telegraph & Telephone Corp.	615,700	28,724,285
Telekomunikasi Indonesia Persero Tbk PT	11,629,000	3,057,903
Telenor ASA	191,100	4,345,828

		87,401,169

Wireless Telecommunication Services–0.8%
Vodafone Group PLC	4,310,640	11,794,045

		99,195,214

Materials–6.1%
Chemicals–3.5%
Air Water, Inc.	348,800	6,817,838
Chr Hansen Holding A/S	64,530	5,584,884
Covestro AG(b)	15,780	1,553,810
Croda International PLC	103,720	6,663,113
Incitec Pivot Ltd.	2,410,150	6,559,287
Johnson Matthey PLC	236,310	10,081,275

Schedule of Investments—International Portfolio	9

Company	Shares	U.S. $ Value

Nippon Shokubai Co., Ltd.	149,200	$10,315,862
Umicore SA	172,540	9,140,337

		56,716,406

Construction Materials–0.3%
CRH PLC (London)	157,453	5,322,499

Containers & Packaging–0.2%
Amcor Ltd./Australia	310,150	3,396,247

Metals & Mining–2.1%
Boliden AB	69,950	2,461,430
First Quantum Minerals Ltd.	450,130	6,320,372
Gerdau SA (Preference Shares)	1,652,500	7,758,333
Norsk Hydro ASA	1,432,360	8,496,312
South32 Ltd.	548,850	1,379,356
Yamato Kogyo Co., Ltd.	245,300	6,768,876

		33,184,679

		98,619,831

Energy–4.9%
Oil, Gas & Consumable Fuels–4.9%
Caltex Australia Ltd.	88,210	2,142,716
Canadian Natural Resources Ltd. (Toronto)	235,210	7,393,957
JXTG Holdings, Inc.	2,255,600	13,751,441
PetroChina Co., Ltd.–Class H	13,964,000	9,699,638
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	675,870	21,531,300
Royal Dutch Shell PLC–Class A	206,346	6,528,486
Royal Dutch Shell PLC–Class B	173,080	5,569,446
Showa Shell Sekiyu KK	177,600	2,417,659
TOTAL SA	60,343	3,458,838
YPF SA (Sponsored ADR)	321,863	6,958,678

		79,452,159

Utilities–1.5%
Electric Utilities–0.4%
EDP–Energias de Portugal SA	1,794,175	6,817,157

Multi-Utilities–0.4%
Suez	453,020	6,564,232

Water Utilities–0.7%
Beijing Enterprises Water Group Ltd.	10,404,000	$5,853,730
Cia de Saneamento Basico do Estado de Sao Paulo	519,800	5,510,609

		11,364,339

		24,745,728

Real Estate–0.4%
Real Estate Management & Development–0.4%
SM Prime Holdings, Inc.	9,877,300	6,421,840

Total Common Stocks (cost $1,344,848,401)		1,567,233,871

Principal Amount (000)
SHORT-TERM INVESTMENTS–2.2%
Repurchase Agreements–2.2%
State Street Bank & Trust Co.	$36,304	36,304,016
0.28%, dated 3/29/18 due 4/02/18 in the amount of $36,305,145 (collateralized by $36,005,000 U.S. Treasury Notes, 3.625%, due 2/15/20, value $37,033,843) (cost $36,304,016)
Total Investments—99.4% (cost $1,381,152,417)		1,603,537,887	(c)

Other assets less liabilities—0.6%		9,056,394

Net Assets—100.0%		$1,612,594,281

FUTURES (see Note 3)

Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at March 31, 2018	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Mini MSCI EAFE Futures	119	June 2018	USD	6	$11,996,091	$11,903,570	$(92,521)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	KRW	30,834,216	USD	29,056	4/26/18	$16,299
Bank of America, NA	USD	2,766	ILS	9,592	6/19/18	(18,740)
Bank of America, NA	USD	3,911	TRY	15,345	6/19/18	(109,104)

10	Sanford C. Bernstein Fund, Inc.—2018 Semi-Annual Report

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	12,830	RUB	732,785	4/17/18	$(63,201)
Barclays Bank PLC	CNY	63,745	USD	10,080	4/19/18	(78,289)
Barclays Bank PLC	USD	2,569	KRW	2,757,181	4/26/18	27,626
Barclays Bank PLC	USD	1,812	INR	118,756	5/17/18	4,082
Barclays Bank PLC	CAD	48,133	USD	37,445	6/19/18	30,553
Barclays Bank PLC	JPY	484,761	USD	4,584	6/19/18	5,394
Barclays Bank PLC	NOK	211,644	USD	27,228	6/19/18	164,390
Barclays Bank PLC	USD	8,543	EUR	6,894	6/19/18	(12,899)
Barclays Bank PLC	USD	54,149	GBP	38,850	6/19/18	530,017
BNP Paribas SA	USD	2,741	CNY	17,381	4/19/18	29,147
BNP Paribas SA	TWD	140,491	USD	4,862	6/07/18	3,650
BNP Paribas SA	USD	48,366	AUD	61,648	6/19/18	(1,009,031)
BNP Paribas SA	USD	8,369	EUR	6,758	6/19/18	(7,390)
Citibank, NA	CNY	13,646	USD	2,157	4/19/18	(17,101)
Citibank, NA	TWD	353,445	USD	12,180	6/07/18	(42,907)
Citibank, NA	CAD	2,700	USD	2,164	6/19/18	65,546
Citibank, NA	EUR	5,287	USD	6,618	6/19/18	76,558
Citibank, NA	GBP	13,458	USD	19,069	6/19/18	127,989
Citibank, NA	JPY	1,109,211	USD	10,552	6/19/18	74,938
Citibank, NA	USD	28,427	JPY	3,004,890	6/19/18	(43,320)
Citibank, NA	USD	1,810	SEK	14,259	6/19/18	(92,851)
Credit Suisse International	BRL	37,436	USD	11,534	4/03/18	194,965
Credit Suisse International	USD	11,263	BRL	37,436	4/03/18	76,248
Credit Suisse International	NOK	90,755	USD	11,670	6/19/18	64,272
Credit Suisse International	USD	4,476	CAD	5,768	6/19/18	7,169
Credit Suisse International	USD	49,158	CHF	46,271	6/19/18	(446,930)
Credit Suisse International	USD	90,968	EUR	73,294	6/19/18	(278,331)
Credit Suisse International	USD	3,356	JPY	356,321	6/19/18	10,128
Deutsche Bank AG	ILS	50,664	USD	14,795	6/19/18	283,868
Deutsche Bank AG	USD	5,412	EUR	4,369	6/19/18	(5,988)
Goldman Sachs Bank USA	JPY	459,134	USD	4,332	6/19/18	(5,165)
HSBC Bank USA	HKD	13,134	USD	1,684	6/19/18	6,029
HSBC Bank USA	SEK	14,259	USD	1,820	6/19/18	102,190
HSBC Bank USA	USD	4,544	HKD	35,565	6/19/18	(1,316)
JPMorgan Chase Bank, NA	USD	8,237	CNY	52,140	4/19/18	71,849
JPMorgan Chase Bank, NA	CHF	23,370	USD	24,823	6/19/18	221,062
JPMorgan Chase Bank, NA	USD	1,787	NOK	13,791	6/19/18	(23,937)
Morgan Stanley & Co., Inc.	CAD	4,173	USD	3,245	6/19/18	1,442
Morgan Stanley & Co., Inc.	GBP	3,274	USD	4,664	6/19/18	55,928
Morgan Stanley & Co., Inc.	HKD	385,481	USD	49,332	6/19/18	92,036
Morgan Stanley & Co., Inc.	JPY	319,654	USD	3,045	6/19/18	25,613
Morgan Stanley & Co., Inc.	USD	12,905	GBP	9,124	6/19/18	(63,918)
Royal Bank of Scotland PLC	PEN	29,099	USD	8,987	4/19/18	(28,016)
Royal Bank of Scotland PLC	USD	2,908	KRW	3,129,898	4/26/18	39,760
Royal Bank of Scotland PLC	USD	4,549	AUD	5,901	6/19/18	(15,544)
Royal Bank of Scotland PLC	USD	38,976	CHF	35,734	6/19/18	(1,357,653)
Royal Bank of Scotland PLC	USD	5,283	EUR	4,217	6/19/18	(65,184)
Standard Chartered Bank	BRL	37,436	USD	11,263	4/03/18	(76,248)
Standard Chartered Bank	USD	11,355	BRL	37,436	4/03/18	(15,305)
Standard Chartered Bank	CNY	473,496	USD	74,774	4/19/18	(680,625)
Standard Chartered Bank	USD	4,363	CNY	27,710	4/19/18	52,899
Standard Chartered Bank	BRL	37,436	USD	11,323	5/03/18	11,120
Standard Chartered Bank	INR	3,606,539	USD	54,918	5/17/18	(242,541)
Standard Chartered Bank	PHP	254,052	USD	4,808	5/30/18	(29,300)
State Street Bank & Trust Co.	HKD	37,532	USD	4,814	6/19/18	19,633
State Street Bank & Trust Co.	USD	3,725	EUR	2,987	6/19/18	(28,650)
State Street Bank & Trust Co.	USD	5,680	GBP	3,982	6/19/18	(75,206)
UBS AG	USD	5,740	JPY	608,610	6/19/18	8,552

						$(2,433,738)

Schedule of Investments—International Portfolio	11

(a)	Non-income producing security.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2018, the aggregate market value of these securities amounted to $42,501,071 or 2.6% of net assets.
(c)	On March 30, 2018, the Portfolio and U.S. stock exchanges were closed for business due to a U.S. holiday but the foreign markets remained open for trading. The Portfolio valued its foreign securities using the closing market prices from the respective foreign markets as of March 29, 2018 for financial reporting purposes.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

NOK—Norwegian Krone

PEN—Peruvian Sol

PHP—Philippine Peso

RUB—Russian Ruble

SEK—Swedish Krona

TRY—Turkish Lira

TWD—New Taiwan Dollar

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

EAFE—Europe, Australia, and Far East

GDR—Global Depositary Receipt

MSCI—Morgan Stanley Capital International

REG—Registered Shares

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Emerging Markets Portfolio

March 31, 2018 (Unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS–97.9%
Financials–30.2%
Banks–20.1%
Abu Dhabi Commercial Bank PJSC	2,033,470	$3,661,474
Agricultural Bank of China Ltd.–Class H	48,342,000	27,760,054
Banco Macro SA (ADR)	76,446	8,253,875
Bank Central Asia Tbk PT	5,463,500	9,281,314
Bank Mandiri Persero Tbk PT	22,084,500	12,383,913
Bank of China Ltd.–Class H	28,764,000	15,712,595
Bank Tabungan Negara Persero Tbk PT	776,000	214,876
BGEO Group PLC	43,680	2,179,795
China Construction Bank Corp.–Class H	48,972,000	51,151,443
China Merchants Bank Co., Ltd.–Class H	3,212,500	13,334,662
Commercial International Bank Egypt SAE	61,990	313,185
Credicorp Ltd.	68,603	15,575,625
Grupo Financiero Galicia SA (ADR)	90,350	5,941,416
Grupo Supervielle SA (Sponsored ADR)	3,405	103,308
Hana Financial Group, Inc.	558,320	24,061,980
HDFC Bank Ltd.	809,774	23,949,913
ICICI Bank Ltd.	893,110	3,883,607
IndusInd Bank Ltd.	371,370	10,321,053
Industrial & Commercial Bank of China Ltd.–Class H	17,780,000	15,495,015
Itau Unibanco Holding SA (Preference Shares)	878,940	13,660,183
KB Financial Group, Inc.	452,357	26,235,447
Sberbank of Russia PJSC (Sponsored ADR)	986,344	18,395,316
Shinhan Financial Group Co., Ltd.	44,490	1,897,911
Standard Bank Group Ltd.	492,690	9,104,140
TCS Group Holding PLC (GDR)(a)	16,470	361,516
Turkiye Is Bankasi AS–Class C	2,208,354	4,010,970

		317,244,586

Capital Markets–0.3%
China Everbright Ltd.	2,314,000	4,887,985
CRISIL Ltd.	6,460	187,772
Noah Holdings Ltd. (Sponsored ADR)(b)	5,960	281,372

		5,357,129

Consumer Finance–0.4%
Gentera SAB de CV	1,527,310	1,112,298
KRUK SA	82,580	5,268,063
Repco Home Finance Ltd.	38,850	330,914

		6,711,275

12	Sanford C. Bernstein Fund, Inc.—2018 Semi-Annual Report

Company	Shares	U.S. $ Value

Diversified Financial Services–1.5%
Chailease Holding Co., Ltd.	3,208,000	$11,141,267
Cielo SA	607,060	3,804,411
Haci Omer Sabanci Holding AS ADR	3,438,657	9,159,694

		24,105,372

Insurance–4.9%
AIA Group Ltd.	3,115,400	26,632,544
Discovery Ltd.	8,140	117,433
Fanhua, Inc. (Sponsored ADR)	9,280	250,745
HDFC Standard Life Insurance Co., Ltd.(a)	573,950	4,023,587
IRB Brasil Resseguros S/A	444,700	5,638,475
Max Financial Services Ltd.(b)	613,628	4,273,631
PICC Property & Casualty Co., Ltd.–Class H	9,494,000	16,776,169
Ping An Insurance Group Co. of China Ltd.–Class H	1,288,000	13,280,141
Prudential PLC	218,550	5,461,275

		76,454,000

Thrifts & Mortgage Finance–3.0%
GRUH Finance Ltd.	12,040	106,243
Housing Development Finance Corp., Ltd.	1,014,792	28,512,726
Indiabulls Housing Finance Ltd.	938,735	17,987,717
PNB Housing Finance Ltd.(a)	7,390	146,960

		46,753,646

		476,626,008

Information Technology–24.8%
Electronic Equipment, Instruments & Components–4.7%
Compeq Manufacturing Co., Ltd.	4,327,000	4,506,322
Elite Material Co., Ltd.	3,299,000	10,947,729
FIT Hon Teng Ltd.(a)	10,286,000	4,779,207
Hangzhou Hikvision Digital Technology Co., Ltd.–Class A	2,287,772	15,231,866
Hollysys Automation Technologies Ltd.	3,920	96,902
Largan Precision Co., Ltd.	63,000	7,333,929
LG Display Co., Ltd.	78,146	1,903,306
Sunny Optical Technology Group Co., Ltd.	1,193,000	22,385,812
Tongda Group Holdings Ltd.	2,720,000	523,972
Tripod Technology Corp.	1,840,000	6,240,844

		73,949,889

Internet Software & Services–7.1%
Alibaba Group Holding Ltd. (Sponsored ADR)(b)	302,290	55,482,306
NetEase, Inc. (ADR)	64,733	18,150,486
Sea Ltd. (ADR)(b)	426,603	4,807,816
Tencent Holdings Ltd.	617,900	33,168,587

		111,609,195

IT Services–0.2%
Hexaware Technologies Ltd.	22,130	$129,570
My EG Services Bhd	3,534,900	2,608,582
TravelSky Technology Ltd.–Class H	73,000	213,225

		2,951,377

Semiconductors & Semiconductor Equipment–7.5%
eMemory Technology, Inc.	18,000	217,277
Hua Hong Semiconductor Ltd.(a)	2,254,000	4,514,083
Koh Young Technology, Inc.	2,530	239,051
LandMark Optoelectronics Corp.	194,000	2,554,411
Nanya Technology Corp.	2,958,000	9,477,705
Parade Technologies Ltd.	6,000	117,935
Realtek Semiconductor Corp.	3,788,000	16,487,059
Silergy Corp.	9,000	204,356
Silicon Motion Technology Corp. (ADR)	2,150	103,458
SK Hynix, Inc.	132,520	10,152,616
Taiwan Semiconductor Manufacturing Co., Ltd.	8,565,120	72,548,266
Taiwan Semiconductor Manufacturing Co., Ltd. (Sponsored ADR)	43,270	1,893,495

		118,509,712

Software–0.0%
Globant SA(b)	6,620	341,195
NCSoft Corp.	275	106,419

		447,614

Technology Hardware, Storage & Peripherals–5.3%
Primax Electronics Ltd.	2,304,000	5,164,031
Samsung Electronics Co., Ltd.	22,211	51,895,470
Samsung Electronics Co., Ltd. (Preference Shares)	13,312	25,598,085

		82,657,586

		390,125,373

Consumer Discretionary–10.7%
Auto Components–0.8%
Cub Elecparts, Inc.	13,000	183,420
Hankook Tire Co., Ltd.	226,990	11,234,831
Hota Industrial Manufacturing Co., Ltd.	31,000	133,520
Minth Group Ltd.	236,000	1,082,790
Nexteer Automotive Group Ltd.	44,000	67,258

		12,701,819

Diversified Consumer Services–1.4%
Estacio Participacoes SA	1,138,800	12,062,529
Four Seasons Education Cayman, Inc. (ADR)	430,571	2,854,686
Fu Shou Yuan International Group Ltd.	294,000	292,675

Schedule of Investments—Emerging Markets Portfolio	13

Company	Shares	U.S. $ Value

Kroton Educacional SA	35,600	$146,651
Tarena International, Inc. (ADR)	574,812	6,449,390

		21,805,931

Hotels, Restaurants & Leisure–1.6%
Alsea SAB de CV	12,150	42,565
CVC Brasil Operadora e Agencia de Viagens SA	263,200	4,835,172
Galaxy Entertainment Group Ltd.	1,814,000	16,650,129
Gourmet Master Co., Ltd.	13,000	170,757
Modetour Network, Inc.	4,450	163,241
OPAP SA	13,630	156,218
Premium Leisure Corp.	141,129,000	2,921,170

		24,939,252

Household Durables–0.5%
Basso Industry Corp.	2,075,000	3,754,847
Cuckoo Holdings Co., Ltd.	600	48,579
Hanssem Co., Ltd.	670	94,694
Skyworth Digital Holdings Ltd.	9,047,314	4,097,553

		7,995,673

Internet & Direct Marketing Retail–1.1%
Ctrip.com International Ltd. (ADR)(b)	322,790	15,048,470
MakeMyTrip Ltd.(b)	64,150	2,226,005

		17,274,475

Media–3.3%
IMAX China Holding, Inc.(a)(b)	1,177,600	3,748,328
Megacable Holdings SAB de CV	1,131,130	5,197,723
Naspers Ltd.–Class N	150,370	36,797,474
Smiles Fidelidade SA	6,400	134,728
Sun TV Network Ltd.	402,817	5,295,836
Surya Citra Media Tbk PT	263,000	52,072

		51,226,161

Multiline Retail–0.0%
Mitra Adiperkasa Tbk PT	376,500	212,623
Poya International Co., Ltd.	4,000	50,229
V-Mart Retail Ltd.	1,900	55,201

		318,053

Specialty Retail–1.2%
Ace Hardware Indonesia Tbk PT	1,176,400	113,645
Beauty Community PCL	195,800	133,552
Chow Tai Fook Jewellery Group Ltd.	3,490,800	3,983,755
Cuckoo Homesys Co., Ltd.(b)	12,557	2,032,163
Foschini Group Ltd. (The)	645,800	12,181,409
JUMBO SA	14,710	263,170
Mr Price Group Ltd.	2,000	48,096

		18,755,790

Textiles, Apparel & Luxury Goods–0.8%
Best Pacific International Holdings Ltd.(a)	194,000	94,675
CCC SA	1,270	86,751
Eclat Textile Co., Ltd.	10,000	117,567

Li Ning Co., Ltd.(b)	9,973,000	$10,268,479
Welspun India Ltd.	2,846,603	2,530,492

		13,097,964

		168,115,118

Energy–7.0%
Energy Equipment & Services–0.1%
TMK PJSC (GDR)(a)	329,380	1,857,703

Oil, Gas & Consumable Fuels–6.9%
Canacol Energy Ltd.(b)	12,880	42,594
Cosan SA Industria e Comercio	152,100	1,912,393
Gran Tierra Energy, Inc.(b)	832,930	2,314,503
LUKOIL PJSC (Sponsored ADR)	518,029	35,857,968
Novatek PJSC (Sponsored GDR)(a)	101,700	13,952,044
PetroChina Co., Ltd.–Class H	7,956,000	5,526,377
Petroleo Brasileiro SA (Preference Shares)(b)	2,503,800	16,237,216
Tatneft PJSC (Sponsored ADR)	191,717	12,313,983
Transportadora de Gas del Sur SA (Sponsored ADR)(b)	4,650	94,581
YPF SA (Sponsored ADR)	929,207	20,089,455

		108,341,114

		110,198,817

Materials–6.8%
Chemicals–0.8%
Berger Paints India Ltd.	25,550	101,201
Kumho Petrochemical Co., Ltd.	110,520	10,116,196
Sinopec Shanghai Petrochemical Co., Ltd.–Class H	3,094,000	1,890,582
Supreme Industries Ltd.	10,500	197,165

		12,305,144

Construction Materials–1.1%
Anhui Conch Cement Co., Ltd.–Class H	2,533,500	13,941,750
Grupo Cementos de Chihuahua SAB de CV	664,550	3,574,972
Loma Negra Cia Industrial Argentina SA (Sponsored ADR)(b)	7,020	149,667

		17,666,389

Metals & Mining–4.9%
Aluminum Corp. of China Ltd.–Class H(b)	16,004,000	9,038,884
Gerdau SA (Preference Shares)	2,747,100	12,897,378
Jindal Steel & Power Ltd.(b)	64,250	218,057
JSW Steel Ltd. ADR	1,811,640	8,056,571
KGHM Polska Miedz SA	373,696	9,518,289
Polyus PJSC (GDR)(a)	87,140	3,389,746
POSCO	72,248	23,061,602

14	Sanford C. Bernstein Fund, Inc.—2018 Semi-Annual Report

Company	Shares	U.S. $ Value

Real Gold Mining Ltd.(b)(c)(d)(e)	1,788,000	$0
Vedanta Ltd.	2,430,240	10,432,315

		76,612,842

		106,584,375

Industrials–5.3%
Airlines–1.6%
Air Arabia PJSC ADR	4,170,300	1,294,331
Air China Ltd.–Class H	6,004,000	7,753,756
China Southern Airlines Co., Ltd.–Class H	4,214,000	4,403,899
InterGlobe Aviation Ltd.(a)	8,570	170,070
Turk Hava Yollari AO(b)	2,221,690	10,987,025

		24,609,081

Building Products–0.0%
Kajaria Ceramics Ltd.	13,170	118,021

Commercial Services & Supplies–0.0%
JMT Network Services PCL	106,400	111,912
S-1 Corp.	1,190	107,177

		219,089

Industrial Conglomerates–1.1%
Bidvest Group Ltd. (The)	451,330	8,564,893
SM Investments Corp.	203,255	3,597,010
Turkiye Sise ve Cam Fabrikalari AS	3,214,438	4,229,362

		16,391,265

Machinery–0.6%
Airtac International Group	21,000	378,170
Grupo Rotoplas SAB de CV(b)	36,600	56,410
Sinotruk Hong Kong Ltd.	3,157,500	3,770,613
Weichai Power Co., Ltd.–Class H	1,861,000	2,104,691
Yangzijiang Shipbuilding Holdings Ltd.	3,323,000	3,094,981

		9,404,865

Marine–0.1%
COSCO SHIPPING Energy Transportation Co., Ltd.–Class H	2,218,000	1,146,159

Professional Services–0.7%
51job, Inc. (ADR)(b)	129,236	11,119,465
Quess Corp. Ltd.(a)(b)	7,490	117,940
Sporton International, Inc.	47,400	262,655

		11,500,060

Road & Rail–0.7%
Globaltrans Investment PLC (Sponsored GDR)(a)	941,443	11,165,514
Localiza Rent a Car SA	40,400	351,448

		11,516,962

Trading Companies & Distributors–0.5%
Barloworld Ltd.	563,360	7,933,070

Transportation Infrastructure–0.0%
Grupo Aeroportuario del Pacifico SAB de CV–Class B	8,930	$88,234
TAV Havalimanlari Holding AS	36,200	218,075

		306,309

		83,144,881

Consumer Staples–4.1%
Beverages–0.9%
Kweichow Moutai Co., Ltd.–Class A	135,230	14,929,229

Food & Staples Retailing–1.5%
BGF retail Co., Ltd.	1,320	188,854
Clicks Group Ltd.	17,310	267,425
E-MART, Inc.	40,500	10,341,318
Lenta Ltd. (GDR)(a)(b)	4	24
Lenta Ltd. (GDR)(a)(b)	1,125,324	6,695,678
Massmart Holdings Ltd.	14,720	199,614
President Chain Store Corp.	21,000	212,524
Raia Drogasil SA	9,000	203,910
X5 Retail Group NV (GDR)(a)(b)	142,125	4,766,355

		22,875,702

Food Products–0.9%
Alicorp SAA	16,520	57,609
AVI Ltd.	12,920	120,941
Britannia Industries Ltd.	1,500	114,810
China Agri-Industries Holdings Ltd.	7,097,000	3,137,366
Kaveri Seed Co., Ltd.	11,600	86,336
LT Foods Ltd.	135,410	179,940
Ulker Biskuvi Sanayi AS	24,190	134,911
Vitasoy International Holdings Ltd.	90,000	232,265
WH Group Ltd.(a)	9,724,500	10,419,663
Zhou Hei Ya International Holdings Co., Ltd.(a)	270,620	247,374

		14,731,215

Personal Products–0.0%
Cosmax, Inc.	1,405	182,404

Tobacco–0.8%
ITC Ltd.	3,019,180	11,880,115

		64,598,665

Health Care–3.7%
Biotechnology–0.9%
3SBio, Inc.(a)(b)	143,500	326,853
Hugel, Inc.(b)	16,540	9,330,220
Medy-Tox, Inc.	6,566	4,635,934

		14,293,007

Health Care Equipment & Supplies–0.2%
Vieworks Co., Ltd.	4,625	172,160
Yestar Healthcare Holdings Co., Ltd.	7,452,500	2,592,372

		2,764,532

Schedule of Investments—Emerging Markets Portfolio	15

Company	Shares	U.S. $ Value

Health Care Providers & Services–0.9%
Bangkok Dusit Medical Services PCL	138,900	$104,532
Bumrungrad Hospital PCL	30,100	199,911
MLP Saglik Hizmetleri AS(a)(b)	806,000	3,881,581
NMC Health PLC	5,000	238,424
Odontoprev SA	42,300	191,291
Qualicorp SA	29,000	195,708
Shanghai Pharmaceuticals Holding Co., Ltd.–Class H	3,412,500	9,185,883

		13,997,330

Life Sciences Tools & Services–0.2%
Wuxi Biologics Cayman, Inc.(a)(b)	443,100	4,312,287

Pharmaceuticals–1.5%
Aspen Pharmacare Holdings Ltd.	8,780	192,648
Aurobindo Pharma Ltd.	17,680	153,543
China Medical System Holdings Ltd.	5,403,000	12,377,636
China Resources Pharmaceutical Group Ltd.(a)	7,611,700	10,706,816
Richter Gedeon Nyrt	12,380	258,712

		23,689,355

		59,056,511

Telecommunication Services–2.6%
Diversified Telecommunication Services–1.7%
China Unicom Hong Kong Ltd.(b)	16,210,000	20,737,465
Tower Bersama Infrastructure Tbk PT	14,787,700	5,997,730

		26,735,195

Wireless Telecommunication Services–0.9%
Safaricom PLC	23,929,660	7,314,184
Sarana Menara Nusantara Tbk PT	5,816,900	1,512,584
Turkcell Iletisim Hizmetleri AS	1,633,551	6,259,729

		15,086,497

		41,821,692

Real Estate–1.6%
Real Estate Management & Development–1.6%
Aldar Properties PJSC	9,663,200	5,610,123
Ayala Land, Inc.	3,250,500	2,572,255
China Resources Land Ltd.	500,000	1,837,329
CIFI Holdings Group Co., Ltd.	12,956,000	11,445,862
Parque Arauco SA	34,560	103,668
Times China Holdings Ltd.	2,213,000	3,420,834

		24,990,071

Utilities–1.1%
Electric Utilities–0.9%
Centrais Eletricas Brasileiras SA(b)	1,409,100	8,963,062
Centrais Eletricas Brasileiras SA (Preference Shares)	251,000	1,832,255
Equatorial Energia SA	182,800	3,958,927

		14,754,244

Water Utilities–0.2%
Cia de Saneamento Basico do Estado de Sao Paulo	234,700	$2,488,149

		17,242,393

Total Common Stocks (cost $1,245,070,335)		1,542,503,904

EQUITY LINKED NOTES–0.9%
Real Estate–0.5%
Real Estate Management & Development–0.5%
Vincom Retail JSC, Deutsche Bank AG, expiring 11/12/27(b)	3,266,460	7,303,671

Information Technology–0.3%
Electronic Equipment, Instruments & Components–0.3%
FPT Corp., Macquarie Bank Ltd., expiring 3/31/20(b)	2,037,478	5,315,004

Consumer Discretionary–0.1%
Specialty Retail–0.1%
Mobile World Investment Corp., Macquarie Bank Ltd., expiring 3/29/19(b)	338,990	1,680,905

Total Warrants (cost $12,034,888)		14,299,580

Principal Amount (000)
SHORT-TERM INVESTMENTS–0.6%
Repurchase Agreements–0.6%
State Street Bank & Trust Co.	$9,345	9,345,396
0.28%, dated 3/29/18 due 4/02/18 in the amount of $9,345,687 (collateralized by $9,270,000 U.S. Treasury Notes, 3.625%, due 2/15/20, value $9,534,890) (cost $9,345,396)
Total Investments—99.4% (cost $1,266,450,619)		1,566,148,880	(f)

Other assets less liabilities—0.6%		9,824,925

Net Assets—100.0%		$1,575,973,805

16	Sanford C. Bernstein Fund, Inc.—2018 Semi-Annual Report

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	BRL	15,929	USD	4,792	4/03/18	$(32,443)
Bank of America, NA	USD	4,900	BRL	15,929	4/03/18	(74,873)
Bank of America, NA	RUB	372,312	USD	6,522	4/17/18	35,287
Bank of America, NA	USD	7,180	RUB	408,475	4/17/18	(63,241)
Bank of America, NA	KRW	12,338,456	USD	11,627	4/26/18	6,522
Barclays Bank PLC	BRL	55,621	USD	16,840	4/03/18	(7,906)
Barclays Bank PLC	USD	16,734	BRL	55,621	4/03/18	113,286
Barclays Bank PLC	RUB	2,369,617	USD	41,417	4/17/18	131,719
Barclays Bank PLC	USD	11,432	KRW	12,338,456	4/26/18	188,060
Barclays Bank PLC	USD	16,792	BRL	55,621	5/03/18	14,461
Barclays Bank PLC	USD	3,138	MXN	59,275	5/15/18	101,462
Barclays Bank PLC	USD	11,278	ZAR	133,614	5/15/18	(56,390)
Barclays Bank PLC	INR	152,884	USD	2,335	5/17/18	(3,116)
Barclays Bank PLC	USD	12,305	MYR	48,369	7/12/18	204,270
BNP Paribas SA	CLP	2,363,979	USD	3,924	4/19/18	9,415
Citibank, NA	BRL	39,692	USD	11,942	4/03/18	(80,843)
Citibank, NA	USD	12,190	BRL	39,692	4/03/18	(167,073)
Citibank, NA	ARS	260,643	USD	12,659	4/19/18	(185,268)
Citibank, NA	USD	12,702	ARS	260,643	4/19/18	142,085
Citibank, NA	USD	5,598	COP	15,847,518	4/19/18	72,734
Citibank, NA	HKD	25,001	USD	3,203	5/15/18	12,455
Citibank, NA	TRY	15,883	USD	3,980	5/15/18	5,206
Citibank, NA	USD	7,609	HKD	59,380	5/15/18	(32,013)
Citibank, NA	USD	19,031	MXN	363,477	5/15/18	832,999
Citibank, NA	USD	16,830	ZAR	206,807	5/15/18	539,158
Citibank, NA	INR	318,283	USD	4,847	5/17/18	(21,294)
Citibank, NA	USD	9,001	TWD	259,955	6/07/18	(10,772)
Deutsche Bank AG	PEN	21,316	USD	6,549	4/19/18	(54,904)
Deutsche Bank AG	USD	18,875	CLP	11,341,041	4/19/18	(93,733)
Deutsche Bank AG	USD	2,964	IDR	39,674,063	4/23/18	(76,509)
Goldman Sachs Bank USA	IDR	39,674,063	USD	2,881	4/23/18	(6,439)
HSBC Bank USA	USD	2,425	MXN	45,922	5/15/18	84,576
HSBC Bank USA	ZAR	48,622	USD	4,070	5/15/18	(13,169)
JPMorgan Chase Bank, NA	USD	11,479	KRW	12,319,518	4/26/18	123,437
Morgan Stanley & Co., Inc.	HKD	56,731	USD	7,272	5/15/18	32,789
Royal Bank of Scotland PLC	USD	2,402	MXN	46,106	5/15/18	117,513
Societe Generale	HKD	423,677	USD	54,303	5/15/18	242,018
State Street Bank & Trust Co.	HKD	25,510	USD	3,259	5/15/18	3,967
State Street Bank & Trust Co.	THB	302,820	USD	9,712	5/15/18	14,453
State Street Bank & Trust Co.	TRY	24,862	USD	6,400	5/15/18	178,126
State Street Bank & Trust Co.	USD	4,470	EUR	3,621	5/15/18	(1,803)
State Street Bank & Trust Co.	USD	9,555	THB	302,820	5/15/18	142,329

						$2,366,538

Schedule of Investments—Emerging Markets Portfolio	17

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2018, the aggregate market value of these securities amounted to $89,678,004 or 5.7% of net assets.
(b)	Non-income producing security.
(c)	Fair valued by the Adviser.
(d)	Illiquid security.
(e)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(f)	On March 30, 2018, the Portfolio and U.S. stock exchanges were closed for business due to a U.S. holiday but the foreign markets remained open for trading. The Portfolio valued its foreign securities using the closing market prices from the respective foreign markets as of March 29, 2018 for financial reporting purposes.

Currency Abbreviations:

ARS—Argentine Peso

BRL—Brazilian Real

CLP—Chilean Peso

COP—Colombian Peso

EUR—Euro

HKD—Hong Kong Dollar

IDR—Indonesian Rupiah

INR—Indian Rupee

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

PEN—Peruvian Sol

RUB—Russian Ruble

THB—Thailand Baht

TRY—Turkish Lira

TWD—New Taiwan Dollar

USD—United States Dollar

ZAR—South African Rand

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

JSC—Joint Stock Company

PJSC—Public Joint Stock Company

See notes to financial statements.

18	Sanford C. Bernstein Fund, Inc.—2018 Semi-Annual Report

SCB–ST–1946–0318

Sanford C. Bernstein Fund, Inc.

March 31, 2018

Schedule of Investments To the Semi-Annual
Report For the Taxable Bond Portfolios

Short Duration Plus

Intermediate Duration

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration Plus Portfolio

March 31, 2018 (Unaudited)

	Principal Amount (000)		U.S. $ Value

GOVERNMENTS–TREASURIES–31.7%
United States–31.7%
U.S. Treasury Notes 0.875%, 9/15/19	U.S.$	3,150	$3,088,182
1.125%, 9/30/21		6,176	5,899,045
1.375%, 7/31/19–2/15/20		32,161	31,767,196
1.375%, 1/31/21(a)		12,439	12,093,040
1.50%, 8/15/20		4,333	4,250,402
1.625%, 12/31/19		13,866	13,716,013

Total Governments–Treasuries (cost $71,381,931)			70,813,878

CORPORATES–INVESTMENT GRADE–21.5%
Financial Institutions–13.4%
Banking–13.0%
ABN AMRO Bank NV 2.50%, 10/30/18(b)		1,249	1,247,551
American Express Credit Corp. 2.125%, 3/18/19		684	680,293
Banco Santander SA 3.50%, 4/11/22		200	199,146
Bank of Montreal 1.35%, 8/28/18		1,109	1,104,242
Banque Federative du Credit Mutuel SA 2.75%, 10/15/20(b)		235	232,044
BB&T Corp. 2.25%, 2/01/19		834	830,747
BNP Paribas SA 2.375%, 5/21/20		925	913,142
Capital One NA/Mclean VA 1.85%, 9/13/19		1,000	983,190
Citigroup, Inc. 2.05%, 6/07/19		717	710,468
3.142%, 1/24/23		650	642,369
Cooperatieve Rabobank UA/NY 2.25%, 1/14/20		250	246,818
Danske Bank A/S 1.65%, 9/06/19(b)		1,000	983,540
Deutsche Bank AG Series G 2.85%, 5/10/19		717	714,512
Goldman Sachs Group, Inc. (The) 2.905% (LIBOR 3 Month + 1.16%), 4/23/20(c)		730	740,081
Huntington National Bank (The) 2.20%, 11/06/18		940	936,484
2.375%, 3/10/20		650	641,128
ING Bank NV 2.50%, 10/01/19(b)		1,000	993,526

	Principal Amount (000)		U.S. $ Value

ING Groep NV 3.15%, 3/29/22	U.S.$	589	$581,278
JPMorgan Chase & Co. 2.295%, 8/15/21		474	460,297
KeyBank NA/Cleveland OH 1.70%, 6/01/18		1,270	1,268,197
Manufacturers & Traders Trust Co. 2.30%, 1/30/19		950	946,371
Morgan Stanley 5.625%, 9/23/19		740	767,920
Nordea Bank AB 2.375%, 4/04/19(b)		975	971,548
PNC Bank NA 1.80%, 11/05/18		940	935,714
1.995% (LIBOR 3 Month + 0.25%), 1/22/21(c)		875	873,355
Royal Bank of Canada Series G 1.80%, 7/30/18		825	823,152
Santander UK Group Holdings PLC 2.875%, 8/05/21		800	784,624
Sumitomo Mitsui Banking Corp. 1.966%, 1/11/19		1,039	1,032,652
Svenska Handelsbanken AB 1.50%, 9/06/19		995	975,140
US Bank NA/Cincinnati OH 1.40%, 4/26/19		870	858,707
2.24% (LIBOR 3 Month + 0.48%), 10/28/19(c)		714	716,799
Wells Fargo & Co. 2.125%, 4/22/19		1,190	1,181,967
3.069%, 1/24/23		554	544,831
Westpac Banking Corp. 1.60%, 8/19/19		292	287,243
1.65%, 5/13/19		1,150	1,135,820
2.65%, 1/25/21		1,002	990,307

			28,935,203

Insurance–0.4%
Pricoa Global Funding I 1.45%, 9/13/19(b)		834	816,786
Principal Life Global Funding II 1.50%, 4/18/19(b)		197	194,656

			1,011,442

			29,946,645

Industrial–7.3%
Basic–0.3%
Dow Chemical Co. (The) 8.55%, 5/15/19		584	619,747

Capital Goods–0.4%
Caterpillar Financial Services Corp. 1.931%, 10/01/21		272	262,213
2.10%, 1/10/20		729	720,675

			982,888

Schedule of Investments—Short Duration Plus Portfolio	1

	Principal Amount (000)		U.S. $ Value

Communications–Media–0.4%
NBCUniversal Media LLC 5.15%, 4/30/20	U.S.$	734	$765,937

Communications–Telecommunications–0.3%
AT&T, Inc. 2.85%, 2/14/23		620	623,199

Consumer Cyclical–Automotive–2.4%
American Honda Finance Corp. 1.20%, 7/12/19		988	970,156
Daimler Finance North America LLC 1.50%, 7/05/19(b)		1,125	1,105,909
General Motors Financial Co., Inc. 3.10%, 1/15/19		800	800,952
3.15%, 1/15/20		667	666,113
Harley-Davidson Financial Services, Inc. 2.25%, 1/15/19(b)		930	925,192
Hyundai Capital Services, Inc. 1.625%, 8/30/19(b)		830	812,339

			5,280,661

Consumer Cyclical–Retailers–0.1%
Lowe’s Cos., Inc. 1.15%, 4/15/19		228	224,744

Consumer Non-Cyclical–1.2%
Anheuser-Busch InBev Finance, Inc. 1.90%, 2/01/19		688	686,273
CVS Health Corp. 3.35%, 3/09/21		369	371,033
Kroger Co. (The) 6.15%, 1/15/20		609	642,745
Molson Coors Brewing Co. 2.25%, 3/15/20		267	263,227
Mylan NV 2.50%, 6/07/19		709	703,874

			2,667,152

Energy–1.0%
Schlumberger Holdings Corp. 2.35%, 12/21/18(b)		1,234	1,230,718
TransCanada PipeLines Ltd. 9.875%, 1/01/21		290	340,460
Williams Partners LP 4.125%, 11/15/20		742	754,109

			2,325,287

Services–0.4%
Visa, Inc. 2.20%, 12/14/20		984	968,394

Technology–0.8%
Hewlett Packard Enterprise Co. 2.10%, 10/04/19(b)		438	432,078
Microsoft Corp. 1.10%, 8/08/19		700	688,065

	Principal Amount (000)		U.S. $ Value

QUALCOMM, Inc. 1.40%, 5/18/18	U.S.$	670	$669,022

			1,789,165

			16,247,174

Utility–0.8%
Electric–0.8%
Dominion Energy, Inc. Series B 1.60%, 8/15/19		704	691,877
Exelon Generation Co. LLC 2.95%, 1/15/20		354	352,910
Georgia Power Co. 1.95%, 12/01/18		775	770,683

			1,815,470

Total Corporates–Investment Grade (cost $48,497,369)			48,009,289

ASSET-BACKED SECURITIES–14.4%
Autos–Fixed Rate–7.3%
Ally Auto Receivables Trust Series 2015-2, Class A3 1.49%, 11/15/19		128	127,816
Ally Master Owner Trust Series 2015-3, Class A 1.63%, 5/15/20		916	915,082
Americredit Automobile Receivables Trust Series 2016-4, Class A2A 1.34%, 4/08/20		149	148,836
AmeriCredit Automobile Receivables Trust Series 2017-3, Class A2A 1.69%, 12/18/20		266	265,121
Avis Budget Rental Car Funding AESOP LLC Series 2013-2A, Class A 2.97%, 2/20/20(b)		1,533	1,534,841
Bank of The West Auto Trust Series 2015-1, Class A3 1.31%, 10/15/19(b)		58	58,163
CarMax Auto Owner Trust Series 2015-4, Class A3 1.56%, 11/16/20		847	842,519
Chrysler Capital Auto Receivables Trust Series 2015-BA, Class A3 1.91%, 3/16/20(b)		111	110,825
CPS Auto Receivables Trust Series 2017-D, Class A 1.87%, 3/15/21(b)		492	489,650
CPS Auto Trust Series 2017-A, Class A 1.68%, 8/17/20(b)		218	217,791

2	Sanford C. Bernstein Fund, Inc.—2018 Semi-Annual Report

	Principal Amount (000)		U.S. $ Value

Drive Auto Receivables Trust Series 2017-AA, Class A3 1.77%, 1/15/20(b)	U.S.$	28	$27,569
DT Auto Owner Trust Series 2017-3A, Class A 1.73%, 8/17/20(b)		146	146,046
Series 2018-1A, Class A 2.59%, 5/17/21(b)		438	437,743
Exeter Automobile Receivables Trust Series 2016-3A, Class A 1.84%, 11/16/20(b)		77	77,208
Series 2017-2A, Class A 2.11%, 6/15/21(b)		209	208,425
Fifth Third Auto Trust Series 2014-3, Class A4 1.47%, 5/17/21		479	477,577
Flagship Credit Auto Trust Series 2016-3, Class A1 1.61%, 12/15/19(b)		33	32,861
Series 2016-4, Class A2 1.96%, 2/16/21(b)		870	866,750
Series 2017-3, Class A 1.88%, 10/15/21(b)		310	307,415
Series 2017-4, Class A 2.07%, 4/15/22(b)		275	272,974
Ford Credit Auto Owner Trust Series 2014-2, Class A 2.31%, 4/15/26(b)		1,062	1,056,055
Series 2016-1, Class A 2.31%, 8/15/27(b)		607	596,990
Ford Credit Floorplan Master Owner Trust Series 2016-1, Class A1 1.76%, 2/15/21		489	485,058
Series 2017-1, Class A1 2.07%, 5/15/22		660	650,077
Series 2017-2, Class A1 2.16%, 9/15/22		558	550,055
GMF Floorplan Owner Revolving Trust Series 2015-1, Class A1 1.65%, 5/15/20(b)		469	468,354
Series 2016-1, Class A1 1.96%, 5/17/21(b)		711	705,158
Harley-Davidson Motorcycle Trust Series 2015-1, Class A3 1.41%, 6/15/20		148	147,379
Hertz Vehicle Financing II LP Series 2015-1A, Class A 2.73%, 3/25/21(b)		546	541,765
Series 2015-2A, Class A 2.02%, 9/25/19(b)		470	468,203
Series 2016-1A, Class A 2.32%, 3/25/20(b)		566	562,979

	Principal Amount (000)		U.S. $ Value

Hertz Vehicle Financing LLC Series 2013-1A, Class A2 1.83%, 8/25/19(b)	U.S.$	653	$652,067
Honda Auto Receivables Owner Trust Series 2015-4, Class A3 1.23%, 9/23/19		371	369,477
Santander Drive Auto Receivables Trust Series 2017-3, Class A2 1.85%, 6/15/20		247	246,300
Westlake Automobile Receivables Trust Series 2016-2A, Class A2 1.57%, 6/17/19(b)		20	20,293
Series 2018-1A, Class A1 1.75%, 2/15/19(b)		246	246,071
Wheels SPV 2 LLC Series 2016-1A, Class A3 1.87%, 5/20/25(b)		841	830,782

			16,162,275

Credit Cards–Fixed Rate–3.3%
Barclays Dryrock Issuance Trust Series 2014-3, Class A 2.41%, 7/15/22		1,050	1,045,956
Series 2015-2, Class A 1.56%, 3/15/21		534	533,568
Series 2015-4, Class A 1.72%, 8/16/21		523	520,956
GE Capital Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/15/22		995	992,450
Synchrony Credit Card Master Note Trust Series 2015-3, Class A 1.74%, 9/15/21		650	647,782
Series 2016-1, Class A 2.04%, 3/15/22		684	680,840
World Financial Network Credit Card Master Trust Series 2016-B, Class A 1.44%, 6/15/22		1,015	1,010,809
Series 2017-B, Class A 1.98%, 6/15/23		470	465,165
Series 2017-C, Class A 2.31%, 8/15/24		935	918,806
Series 2018-A, Class A 3.07%, 12/16/24		590	589,515

			7,405,847

Credit Cards–Floating Rate–1.8%
Chase Issuance Trust Series 2013-A6, Class A6 2.197% (LIBOR 1 Month + 0.42%), 7/15/20(c)		1,991	1,992,959

Schedule of Investments—Short Duration Plus Portfolio	3

	Principal Amount (000)		U.S. $ Value

Discover Card Execution Note Trust Series 2014-A1, Class A1 2.207% (LIBOR 1 Month + 0.43%), 7/15/21(c)	U.S.$	895	$897,121
World Financial Network Credit Card Master Trust Series 2015-A, Class A 2.257% (LIBOR 1 Month + 0.48%), 2/15/22(c)		1,123	1,123,161

			4,013,241

Other ABS–Fixed Rate–1.6%
CLUB Credit Trust Series 2017-P1, Class A 2.42%, 9/15/23(b)(d)		514	512,578
CNH Equipment Trust Series 2014-B, Class A4 1.61%, 5/17/21		607	606,500
Series 2015-A, Class A4 1.85%, 4/15/21		546	542,614
Marlette Funding Trust Series 2016-1A, Class A 3.06%, 1/17/23(b)(d)		39	39,193
Series 2017-1A, Class A 2.827%, 3/15/24(b)(d)		171	170,535
Series 2017-2A, Class A 2.39%, 7/15/24(b)(d)		236	235,626
Series 2017-3A, Class A 2.36%, 12/15/24(b)(d)		182	181,674
Series 2017-3A, Class B 3.01%, 12/15/24(b)(d)		166	164,536
SoFi Consumer Loan Program LLC Series 2016-2, Class A 3.09%, 10/27/25(b)(d)		174	173,735
Series 2016-3, Class A 10.60%, 12/26/25(b)(d)		257	257,062
Series 2017-2, Class A 3.28%, 2/25/26(b)(d)		307	307,928
Series 2017-5, Class A2 2.78%, 9/25/26(b)(d)		430	423,508

			3,615,489

Autos–Floating Rate–0.4%
Ford Credit Floorplan Master Owner Trust Series 2015-2, Class A2 2.347% (LIBOR 1 Month + 0.57%), 1/15/22(c)		836	840,898

Total Asset-Backed Securities (cost $32,164,861)			32,037,750

COMMERCIAL MORTGAGE-BACKED SECURITIES–8.3%
Non-Agency Fixed Rate CMBS–6.7%
CCUBS Commercial Mortgage Trust Series 2017-C1, Class A4 3.544%, 11/15/50		645	639,836

	Principal Amount (000)		U.S. $ Value

Citigroup Commercial Mortgage Trust Series 2013-GC11, Class XA 1.519%, 4/10/46(e)	U.S.$	10,002	$533,197
Series 2015-GC29, Class A2 2.674%, 4/10/48		848	845,469
Commercial Mortgage Trust Series 2013-CR6, Class A2 2.122%, 3/10/46		84	83,841
Series 2013-LC6, Class XA 1.418%, 1/10/46(e)		3,541	193,875
Series 2014-CR16, Class A2 3.042%, 4/10/47		1,068	1,070,985
Series 2014-CR19, Class A2 2.965%, 8/10/47		1,300	1,303,753
GS Mortgage Securities Corp. II Series 2013-GC10, Class XA 1.549%, 2/10/46(e)		9,157	530,713
JP Morgan Chase Commercial Mortgage Securities Trust Series 2010-C2, Class D 5.662%, 11/15/43(b)(d)		546	557,061
Series 2013-C13, Class A2 2.665%, 1/15/46		1,135	1,134,374
Series 2013-C16, Class A2 3.07%, 12/15/46		672	671,886
JPMBB Commercial Mortgage Securities Trust Series 2013-C15, Class A2 2.977%, 11/15/45		766	766,013
Series 2014-C22, Class XA 0.913%, 9/15/47(e)		11,438	503,390
Series 2015-C28, Class A2 2.773%, 10/15/48		1,042	1,038,430
Series 2015-C29, Class A2 2.921%, 5/15/48		500	499,679
LSTAR Commercial Mortgage Trust Series 2014-2, Class A2 2.767%, 1/20/41(b)		41	40,688
Series 2016-4, Class A2 2.579%, 3/10/49(b)		587	568,958
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C17, Class A2 3.119%, 8/15/47		910	914,393
Series 2015-C23, Class A2 2.982%, 7/15/50		775	776,010
Morgan Stanley Capital I Trust Series 2005-IQ9, Class D 5.00%, 7/15/56(d)		335	332,125
Wells Fargo Commercial Mortgage Trust Series 2015-NXS1, Class A2 2.632%, 5/15/48		464	462,912

4	Sanford C. Bernstein Fund, Inc.—2018 Semi-Annual Report

	Principal Amount (000)		U.S. $ Value

WF-RBS Commercial Mortgage Trust Series 2011-C2, Class C 5.392%, 2/15/44(b)(d)	U.S.$	516	$535,345
Series 2012-C10, Class XA 1.58%, 12/15/45(b)(e)		1,213	72,151
Series 2012-C6, Class XA 2.089%, 4/15/45(b)(e)		696	43,486
Series 2014-C24, Class A2 2.863%, 11/15/47		750	747,478

			14,866,048

Non-Agency Floating Rate CMBS–1.0%
BX Trust Series 2017-IMC, Class A 2.827% (LIBOR 1 Month + 1.05%), 10/15/32(b)(c)		540	540,337
Great Wolf Trust Series 2017-WOLF, Class A 2.777% (LIBOR 1 Month + 0.85%), 9/15/34(b)(c)		459	459,629
JP Morgan Chase Commercial Mortgage Securities Trust Series 2015-SGP, Class A 3.477% (LIBOR 1 Month + 1.70%), 7/15/36(b)(c)		405	403,708
Starwood Retail Property Trust Series 2014-STAR, Class A 2.997% (LIBOR 1 Month + 1.22%), 11/15/27(b)(c)		897	897,309

			2,300,983

Agency CMBS–0.6%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates Series K033, Class A1 2.871%, 2/25/23		1,348	1,344,917
Government National Mortgage Association Series 2006-51, Class IO 0.938%, 8/16/46(e)		429	2,471

			1,347,388

Total Commercial Mortgage-Backed Securities (cost $18,849,824)			18,514,419

COLLATERALIZED MORTGAGE OBLIGATIONS–7.2%
Risk Share Floating Rate–3.0%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2015-DN1, Class M3 6.022% (LIBOR 1 Month + 4.15%), 1/25/25(c)		444	478,791

Principal Amount (000)			U.S. $ Value

Series 2015-DNA3, Class M2 4.722% (LIBOR 1 Month + 2.85%), 4/25/28(c)	U.S.$	684	$709,396
Series 2015-HQ2, Class M2 3.822% (LIBOR 1 Month + 1.95%), 5/25/25(c)		725	744,464
Series 2015-HQA1, Class M2 4.522% (LIBOR 1 Month + 2.65%), 3/25/28(c)		475	484,619
Series 2016-DNA3, Class M1 2.972% (LIBOR 1 Month + 1.10%), 12/25/28(c)		51	51,171
Series 2016-DNA4, Class M1 2.672% (LIBOR 1 Month + 0.80%), 3/25/29(c)		139	139,044
Series 2016-HQA1, Class M1 3.622% (LIBOR 1 Month + 1.75%), 9/25/28(c)		18	17,838
Series 2016-HQA2, Class M2 4.122% (LIBOR 1 Month + 2.25%), 11/25/28(c)		542	553,315
Series 2017-DNA1, Class M1 3.072% (LIBOR 1 Month + 1.20%), 7/25/29(c)		298	300,698
Federal National Mortgage Association Connecticut Avenue Securities Series 2013-C01, Class M1 3.872% (LIBOR 1 Month + 2.00%), 10/25/23(c)		60	60,006
Series 2013-C01, Class M2 7.122% (LIBOR 1 Month + 5.25%), 10/25/23(c)		265	308,415
Series 2014-C01, Class M1 3.472% (LIBOR 1 Month + 1.60%), 1/25/24(c)		286	287,865
Series 2014-C02, Class 1M1 2.822% (LIBOR 1 Month + 0.95%), 5/25/24(c)		253	253,957
Series 2016-C02, Class 1M1 4.022% (LIBOR 1 Month + 2.15%), 9/25/28(c)		222	223,167
Series 2016-C03, Class 1M1 3.872% (LIBOR 1 Month + 2.00%), 10/25/28(c)		601	609,652
Series 2016-C03, Class 2M1 4.072% (LIBOR 1 Month + 2.20%), 10/25/28(c)		146	146,878
Series 2016-C04, Class 1M1 3.322% (LIBOR 1 Month + 1.45%), 1/25/29(c)		169	170,094
Series 2016-C05, Class 2M1 3.222% (LIBOR 1 Month + 1.35%), 1/25/29(c)		120	120,952

Schedule of Investments—Short Duration Plus Portfolio	5

Principal Amount (000)			U.S. $ Value

Series 2016-C06, Class 1M1 3.172% (LIBOR 1 Month + 1.30%), 4/25/29(c)	U.S.$	685	$690,786
Series 2017-C01, Class 1M1 3.172% (LIBOR 1 Month + 1.30%), 7/25/29(c)		296	298,319
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M1 4.722% (LIBOR 1 Month + 2.85%), 11/25/25(c)(f)		57	57,077

			6,706,504

Agency Floating Rate–2.2%
Federal Home Loan Mortgage Corp. REMICs Series 4248, Class QF 2.277% (LIBOR 1 Month + 0.50%), 6/15/39(c)		738	745,567
Series 4286, Class VF 2.227% (LIBOR 1 Month + 0.45%), 12/15/43(c)		729	735,282
Federal National Mortgage Association REMICs Series 2013-57, Class FN 2.222% (LIBOR 1 Month + 0.35%), 6/25/43(c)		649	646,862
Series 2014-49, Class AF 1.895% (LIBOR 1 Month + 0.32%), 8/25/44(c)		1,080	1,078,687
NCUA Guaranteed Notes Trust Series 2010-R3, Class 1A 2.181% (LIBOR 1 Month + 0.56%), 12/08/20(c)		1,811	1,819,563

			5,025,961

Agency Fixed Rate–1.7%
Federal Home Loan Mortgage Corp. REMICs Series 3948, Class DA 3.00%, 12/15/24		768	771,629
Series 4029, Class NE 2.50%, 3/15/41		1,373	1,348,462
Federal National Mortgage Association REMICs Series 2010-9, Class EA 3.50%, 1/25/24		172	171,826
Series 2014-54, Class LA 3.00%, 2/25/44		452	451,784
Series 2015-72, Class PC 3.00%, 10/25/43		1,071	1,071,704

			3,815,405

Principal Amount (000)			U.S. $ Value

Non-Agency Floating Rate–0.3%
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 2.51% (H15T 1 Year + 0.47%), 2/25/42(b)(c)	U.S.$	707	$639,618

Total Collateralized Mortgage Obligations (cost $16,255,113)			16,187,488

INFLATION-LINKED SECURITIES–5.3%
United States–5.3%
U.S. Treasury Inflation Index 0.125%, 4/15/19–4/15/20 (TIPS)		8,333	8,319,608
1.125%, 1/15/21 (TIPS)		3,511	3,590,454

Total Inflation-Linked Securities (cost $12,028,578)			11,910,062

MORTGAGE PASS-THROUGHS–1.4%
Agency Fixed Rate 30-Year–1.1%
Federal National Mortgage Association Series 2010 5.00%, 2/01/40		1,515	1,651,099
Government National Mortgage Association Series 2002 7.50%, 3/15/32		73	84,887
Series 2009 5.00%, 10/15/39		622	679,504

			2,415,490

Agency Fixed Rate 15-Year–0.3%
Federal Home Loan Mortgage Corp. Gold Series 2011 5.00%, 7/01/25		244	254,347
6.50%, 3/01/26		379	401,613
Federal National Mortgage Association Series 2006 6.00%, 12/01/21		3	2,993

			658,953

Other Agency Fixed Rate Programs–0.0%
Federal National Mortgage Association Series 2007 3.009%, 1/01/37		3	3,410

Total Mortgage Pass-Throughs (cost $3,088,767)			3,077,853

6	Sanford C. Bernstein Fund, Inc.—2018 Semi-Annual Report

	Principal Amount (000)		U.S. $ Value

EMERGING MARKETS–CORPORATE BONDS–0.2%
Industrial–0.2%
Energy–0.2%
Petrobras Global Finance BV 5.75%, 2/01/29 (cost $360,215)	U.S.$	366	$354,112

SHORT-TERM INVESTMENTS–9.7%
Governments–Treasuries–9.7%
Japan–9.7%
Japan Treasury Discount Bill Series 729 Zero Coupon, 4/05/18 (cost $20,281,159)	JPY	2,300,000	21,615,860

Total Investments—99.7% (cost $222,907,817)			$222,520,711	(g)

Other assets less liabilities—0.3%			640,846

Net Assets—100.0%			$223,161,557

FUTURES (see Note 3)

Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at March 31, 2018	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr (CBT) Futures	317	June 2018	USD	63,400	$67,410,077	$67,397,172	$(12,905)
U.S. T-Note 5 Yr (CBT) Futures	43	June 2018	USD	4,300	4,901,867	4,921,820	19,953
Sold Contracts
U.S. Long Bond (CBT) Futures	1	June 2018	USD	100	142,702	146,625	(3,923)
U.S. T-Note 10 Yr (CBT) Futures	26	June 2018	USD	2,600	3,124,432	3,149,656	(25,224)

							$(22,099)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	JPY	2,307,171	USD	21,745	4/16/18	$45,908

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)%	Monthly	0.47%	USD	87	$36	$1,106	$(1,070)
Credit Suisse International
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.47	USD	1,564	651	19,750	(19,099)
Deutsche Bank AG
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.47	USD	1,048	437	14,268	(13,831)

Schedule of Investments—Short Duration Plus Portfolio	7

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	7.20%	USD	147	$(21,579)	$(23,465)	$1,886
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	24	(3,524)	(4,020)	496
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	132	(19,378)	(11,131)	(8,247)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	168	(24,662)	(14,467)	(10,195)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	330	(48,444)	(32,739)	(15,705)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	209	(30,682)	(12,943)	(17,739)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	607	(89,107)	(51,183)	(37,924)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	504	(73,987)	(33,902)	(40,085)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	860	(126,248)	(61,827)	(64,421)
Deutsche Bank AG CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	3.17	USD	800	(35,013)	(16,272)	(18,741)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	499	(73,253)	(42,678)	(30,575)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	445	(65,326)	(33,196)	(32,130)
Goldman Sachs International CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	186	(27,305)	(32,066)	4,761
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	133	(19,524)	(22,603)	3,079
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	160	(23,488)	(25,574)	2,086

						$(680,396)	$(382,942)	$(297,454)

* Termination date

8	Sanford C. Bernstein Fund, Inc.—2018 Semi-Annual Report
(a)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2018, the aggregate market value of these securities amounted to $28,107,530 or 12.6% of net assets.
(c)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2018.
(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(e)	IO—Interest Only.
(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.03% of net assets as of March 31, 2018, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M1 4.722%, 11/25/25	9/28/15	$56,661	$57,077	0.03%

(g)	On March 30, 2018, the Portfolio and U.S. stock exchanges were closed for business due to a U.S. holiday but the foreign markets remained open for trading. The Portfolio valued its foreign securities using the closing market prices from the respective foreign markets as of March 29, 2018 for financial reporting purposes.

Currency Abbreviations:

JPY—Japanese Yen

USD—United States Dollar

Glossary:

ABS—Asset-Backed Securities

BA—Banker’s Acceptance

CBT—Chicago Board of Trade

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CMBS—Commercial Mortgage-Backed Securities

H15T—U.S. Treasury Yield Curve Rate T Note Constant Maturity

LIBOR—London Interbank Offered Rates

NCUA—National Credit Union Administration

REMICs—Real Estate Mortgage Investment Conduits

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Intermediate Duration Portfolio

March 31, 2018 (Unaudited)

Principal Amount (000)				U.S. $ Value

MORTGAGE PASS-THROUGHS–21.9%
Agency ARMs–0.0%
Federal Home Loan Mortgage Corp. Series 2006 3.909% (LIBOR 12 Month + 2.16%), 12/01/36(a)	U.S.$	1		$692
Series 2007 4.133% (LIBOR 12 Month + 2.15%), 3/01/37(a)		1		1,362

				2,054

Agency Fixed Rate 15-Year–1.8%
Federal National Mortgage Association Series 2012 2.50%, 4/01/27		38		38,123
Series 2016 2.50%, 2/01/31–1/01/32		53,245		52,261,661
Series 2017 2.50%, 1/01/32–2/01/32		7,385		7,245,641

				59,545,425

Agency Fixed Rate 30-Year–20.1%
Federal Home Loan Mortgage Corp. Gold Series 2003 5.00%, 8/01/33		2		1,910
Series 2007 5.50%, 7/01/35		1,308		1,429,686
Series 2016 4.00%, 2/01/46		14,153		14,654,578
Series 2017 4.00%, 7/01/44		11,508		11,905,111
Federal National Mortgage Association Series 2001 6.50%, 8/01/31		3		3,368
Series 2002 6.50%, 9/01/32		0	**	240
Series 2003 5.50%, 4/01/33–11/01/33		4,149		4,538,608
Series 2004 5.50%, 4/01/34–11/01/34		3,580		3,917,412
6.50%, 8/01/34		3		3,397
Series 2005 5.50%, 2/01/35		3,296		3,606,681
Series 2006 5.50%, 4/01/36		613		671,202

Schedule of Investments—Intermediate Duration Portfolio	9

Principal Amount (000)				U.S. $ Value

Series 2007 5.50%, 9/01/36	U.S.$	1,446		$1,583,242
Series 2008 6.00%, 3/01/37		8		9,363
Series 2010 4.00%, 12/01/40		7,018		7,270,134
Series 2013 4.00%, 10/01/43		22,389		23,174,468
Series 2015 3.00%, 5/01/45–8/01/45		28,600		28,003,210
Series 2017 3.50%, 9/01/47–1/01/48		47,477		47,607,948
Series 2018 3.50%, 2/01/48–4/01/48		228,900		229,507,586
4.00%, 4/01/48, TBA		142,575		146,295,323
4.50%, 4/01/48, TBA		132,455		138,684,518
Government National Mortgage Association Series 1996 8.50%, 11/15/26		0	**	263
Series 2016 3.00%, 4/20/46–12/20/46		14,496		14,310,184

				677,178,432

Other Agency Fixed Rate Programs–0.0%
Federal National Mortgage Association Series 2009 4.50%, 7/01/29–10/01/29		902		949,350

Total Mortgage Pass-Throughs (cost $739,394,912)				737,675,261

CORPORATES–INVESTMENT GRADE–19.9%
Financial Institutions–10.3%
Banking–8.9%
ABN AMRO Bank NV 4.75%, 7/28/25(b)		1,171		1,200,099
American Express Co. 2.65%, 12/02/22		17		16,472
American Express Credit Corp. Series G 2.25%, 8/15/19		7		6,952
Banco Santander SA 3.50%, 4/11/22		5,600		5,576,088
5.179%, 11/19/25		8,200		8,555,142
Bank of America Corp. 2.881%, 4/24/23		8,455		8,273,725
3.824%, 1/20/28		8,285		8,203,061
5.00%, 5/13/21		10		10,533
Series G 3.593%, 7/21/28		6,735		6,538,136
Bank of Tokyo-Mitsubishi UFJ Ltd. (The) 2.30%, 3/05/20(b)		1,400		1,378,538

	Principal Amount (000)		U.S. $ Value

Banque Federative du Credit Mutuel SA 2.75%, 10/15/20(b)	U.S.$	3,625	$3,579,398
Barclays PLC 3.65%, 3/16/25		1,846	1,780,873
BB&T Corp. 2.05%, 6/19/18		12	11,989
2.625%, 6/29/20		3,100	3,074,053
BNP Paribas SA 2.375%, 5/21/20		2,500	2,467,950
3.80%, 1/10/24(b)		2,928	2,922,876
Series E 2.25%, 1/11/27(b)	EUR	3,037	3,827,084
BPCE SA 2.65%, 2/03/21	U.S.$	1,790	1,760,698
5.70%, 10/22/23(b)		1,991	2,133,735
Capital One Financial Corp. 3.30%, 10/30/24		8,359	8,060,584
4.75%, 7/15/21		7	7,303
Citigroup, Inc. 3.668%, 7/24/28		11,770	11,489,403
3.875%, 3/26/25		6,580	6,501,303
4.50%, 1/14/22		11	11,428
Citizens Bank NA/Providence RI 2.25%, 3/02/20		2,370	2,332,104
Commonwealth Bank of Australia/New York NY Series G 2.30%, 3/12/20		2,330	2,297,893
Compass Bank 2.875%, 6/29/22		8,460	8,211,022
5.50%, 4/01/20		14,784	15,351,410
Cooperatieve Rabobank UA 3.95%, 11/09/22		1,581	1,595,197
4.375%, 8/04/25		6,380	6,441,822
Cooperatieve Rabobank UA/NY 2.25%, 1/14/20		3,345	3,302,418
Credit Agricole SA/London 2.75%, 6/10/20(b)		2,200	2,182,356
3.375%, 1/10/22(b)		576	572,031
4.125%, 1/10/27(b)		3,158	3,153,074
Credit Suisse Group Funding Guernsey Ltd. 3.80%, 6/09/23		7,155	7,172,887
4.55%, 4/17/26		5,635	5,762,633
Goldman Sachs Group, Inc. (The) 2.35%, 11/15/21		5,866	5,660,807
3.75%, 5/22/25		2,661	2,631,436
3.85%, 7/08/24		10,315	10,361,830
5.25%, 7/27/21		6	6,364
5.75%, 1/24/22		14	15,141
Series D 6.00%, 6/15/20		6,177	6,544,161
HSBC Bank USA, NA 4.875%, 8/24/20		3,370	3,489,332
HSBC Holdings PLC 4.041%, 3/13/28		15,320	15,269,597

10	Sanford C. Bernstein Fund, Inc.—2018 Semi-Annual Report

	Principal Amount (000)		U.S. $ Value

JPMorgan Chase & Co. 3.22%, 3/01/25	U.S.$	8,425	$8,205,276
3.54%, 5/01/28		15,320	14,973,615
4.50%, 1/24/22		20	20,807
KeyBank NA/Cleveland OH 2.25%, 3/16/20		2,100	2,071,461
Lloyds Banking Group PLC 4.375%, 3/22/28		2,183	2,204,699
4.582%, 12/10/25		1,667	1,667,967
4.65%, 3/24/26		1,181	1,189,409
Manufacturers & Traders Trust Co. 2.625%, 1/25/21		4,600	4,533,760
Mitsubishi UFJ Financial Group, Inc. 3.85%, 3/01/26		801	802,177
Morgan Stanley 3.591%, 7/22/28		14,155	13,703,031
5.625%, 9/23/19		3,033	3,147,435
7.25%, 4/01/32		15	19,850
Series G 3.75%, 2/25/23		8	8,084
5.50%, 7/24/20–7/28/21		3,964	4,164,255
National Australia Bank Ltd./New York Series G 2.625%, 7/23/20		2,330	2,309,333
Nationwide Building Society 4.00%, 9/14/26(b)		8,635	8,310,065
PNC Bank NA 2.60%, 7/21/20		272	269,680
PNC Financial Services Group, Inc. (The) 3.30%, 3/08/22		13	13,072
5.125%, 2/08/20		5	5,190
Santander Holdings USA, Inc. 4.40%, 7/13/27		8,385	8,303,498
Santander Issuances SAU 3.25%, 4/04/26(b)	EUR	400	536,151
Santander UK Group Holdings PLC 2.875%, 8/05/21	U.S.$	6,919	6,786,017
Santander UK PLC 5.00%, 11/07/23(b)		5,085	5,272,484
State Street Corp. 1.35%, 5/15/18		12	11,984
UBS AG/Stamford CT 7.625%, 8/17/22		5,982	6,717,487
UBS Group Funding Switzerland AG 4.125%, 9/24/25(b)		4,794	4,825,113
US Bancorp Series J 5.30%, 4/15/27(c)		3,485	3,559,021

	Principal Amount (000)		U.S. $ Value

Wells Fargo & Co. 3.069%, 1/24/23	U.S.$	6,527	$6,418,978

			299,790,837

Finance–0.2%
Synchrony Financial 3.95%, 12/01/27		8,455	7,995,217

Insurance–0.8%
American International Group, Inc. Series A-9 5.75%, 4/01/48		3,880	3,931,798
Guardian Life Insurance Co. of America (The) 4.85%, 1/24/77(b)		6,601	6,724,439
Hartford Financial Services Group, Inc. (The) 5.50%, 3/30/20		1,034	1,083,539
MetLife Capital Trust IV 7.875%, 12/15/37(b)		5,200	6,583,824
MetLife, Inc. 4.75%, 2/08/21		1,570	1,636,379
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(b)		2,058	3,317,599
New York Life Global Funding 1.95%, 2/11/20(b)		400	393,408
Prudential Financial, Inc. 4.50%, 11/15/20		15	15,545
XLIT Ltd. 3.25%, 6/29/47	EUR	1,433	1,774,202
6.25%, 5/15/27	U.S.$	5	5,753

			25,466,486

REITS–0.4%
Host Hotels & Resorts LP Series D 3.75%, 10/15/23		202	199,506
Trust F/1401 5.25%, 1/30/26(b)		3,173	3,208,696
Welltower, Inc. 4.00%, 6/01/25		10,111	10,102,709

			13,510,911

			346,763,451

Industrial–8.9%
Basic–0.8%
Anglo American Capital PLC 3.75%, 4/10/22(b)		200	199,734
Dow Chemical Co. (The) 3.00%, 11/15/22		6	5,895
7.375%, 11/01/29		700	913,059
Eastman Chemical Co. 3.80%, 3/15/25		2,282	2,306,942
Glencore Funding LLC 4.125%, 5/30/23(b)		2,622	2,634,900

Schedule of Investments—Intermediate Duration Portfolio	11

	Principal Amount (000)		U.S. $ Value

Minsur SA 6.25%, 2/07/24(b)	U.S.$	3,473	$3,729,134
Mosaic Co. (The) 5.625%, 11/15/43		2,042	2,145,264
Sociedad Quimica y Minera de Chile SA 3.625%, 4/03/23(b)		4,581	4,563,821
Vale Overseas Ltd. 6.875%, 11/21/36		4,870	5,728,094
Yamana Gold, Inc. 4.95%, 7/15/24		3,776	3,894,869

			26,121,712

Capital Goods–0.2%
Boeing Co. (The) 1.65%, 10/30/20		15	14,614
Caterpillar Financial Services Corp. 2.00%, 3/05/20		13	12,804
Embraer Netherlands Finance BV 5.40%, 2/01/27		4,960	5,240,736
Emerson Electric Co. 5.00%, 4/15/19		10	10,228
General Electric Co. Series D 5.00%, 1/21/21(c)		1,879	1,860,116
John Deere Capital Corp. 1.60%, 7/13/18		11	10,972
Lockheed Martin Corp. 1.85%, 11/23/18		8	7,956
Republic Services, Inc. 3.80%, 5/15/18		6	6,008
United Technologies Corp. 1.95%, 11/01/21		12	11,509

			7,174,943

Communications–Media–0.8%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.908%, 7/23/25		2,455	2,503,928
Comcast Corp. 5.70%, 7/01/19		9	9,325
Cox Communications, Inc. 2.95%, 6/30/23(b)		2,401	2,316,437
Time Warner Cable LLC 4.00%, 9/01/21		18	18,107
4.125%, 2/15/21		9,385	9,491,144
4.50%, 9/15/42		2,370	2,077,779
8.75%, 2/14/19		10	10,477
Time Warner, Inc. 3.60%, 7/15/25		6,420	6,244,734
4.875%, 3/15/20		3,550	3,669,955

			26,341,886

	Principal Amount (000)		U.S. $ Value

Communications–Telecommunications–1.3%
AT&T, Inc. 3.40%, 5/15/25	U.S.$	18,525	$17,859,953
3.875%, 8/15/21		7	7,130
4.125%, 2/17/26		6,376	6,415,595
5.15%, 2/14/50		3,710	3,743,390
5.80%, 2/15/19		50	51,278
Crown Castle Towers LLC 4.883%, 8/15/20(b)		2,897	2,999,467
Rogers Communications, Inc. 4.00%, 6/06/22	CAD	1,130	914,893
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.738%, 3/20/25(b)	U.S.$	6,740	6,767,095
Verizon Communications, Inc. 5.50%, 3/16/47		4,485	4,958,212

			43,717,013

Consumer Cyclical–Automotive–1.2%
Ford Motor Credit Co. LLC 2.597%, 11/04/19		4,755	4,716,579
3.664%, 9/08/24		6,294	6,069,808
5.00%, 5/15/18		11,532	11,562,906
5.875%, 8/02/21		4,933	5,262,376
General Motors Co. 3.50%, 10/02/18		3,880	3,897,344
General Motors Financial Co., Inc. 3.10%, 1/15/19		5,525	5,531,575
3.25%, 5/15/18		436	436,318
4.00%, 1/15/25		1,105	1,092,116
4.30%, 7/13/25		1,405	1,406,222

			39,975,244

Consumer Cyclical–Restaurants–0.0%
McDonald’s Corp. 5.00%, 2/01/19		25	25,480

Consumer Cyclical–Retailers–0.0%
Home Depot, Inc. (The) 2.00%, 6/15/19		5	4,974

Consumer Non-Cyclical–1.7%
Bayer US Finance LLC 2.375%, 10/08/19(b)		5,300	5,251,452
Becton Dickinson and Co. 3.734%, 12/15/24		1,826	1,794,611
Biogen, Inc. 4.05%, 9/15/25		7,188	7,355,049
Bunge Ltd. Finance Corp. 8.50%, 6/15/19		62	65,867
Celgene Corp. 2.875%, 8/15/20		7	6,968
Coca-Cola Co. (The) 1.375%, 5/30/19		5	4,937

12	Sanford C. Bernstein Fund, Inc.—2018 Semi-Annual Report

	Principal Amount (000)		U.S. $ Value

CVS Health Corp. 2.25%, 8/12/19	U.S.$	8	$7,923
4.10%, 3/25/25		4,035	4,068,329
4.30%, 3/25/28		4,035	4,056,870
Danone SA 1.691%, 10/30/19(b)(d)		3,300	3,241,194
Laboratory Corp. of America Holdings 2.625%, 2/01/20		8	7,938
Medtronic, Inc. 3.50%, 3/15/25		9,065	9,072,252
Mylan NV 3.125%, 11/22/28(b)	EUR	4,695	5,993,540
Reynolds American, Inc. 6.875%, 5/01/20	U.S.$	1,300	1,395,433
Sigma Alimentos SA de CV 4.125%, 5/02/26(b)		378	364,297
Thermo Fisher Scientific, Inc. 2.40%, 2/01/19		8	7,972
Tyson Foods, Inc. 2.65%, 8/15/19		1,788	1,779,024
3.95%, 8/15/24		5,908	5,953,492
4.50%, 6/15/22		7	7,259
Zimmer Biomet Holdings, Inc. 2.70%, 4/01/20		3,400	3,364,504
Zoetis, Inc. 3.45%, 11/13/20		2,422	2,440,722

			56,239,633

Energy–1.3%
Cenovus Energy, Inc. 3.00%, 8/15/22		350	337,215
5.70%, 10/15/19		1,637	1,693,149
Ecopetrol SA 5.875%, 5/28/45		2,685	2,650,632
Encana Corp. 3.90%, 11/15/21		3,815	3,865,167
Energy Transfer LP 6.70%, 7/01/18		3,915	3,950,822
Energy Transfer Partners LP 4.65%, 6/01/21		6	6,170
Energy Transfer Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23		1,196	1,209,826
Enterprise Products Operating LLC 3.35%, 3/15/23		11	10,973
5.20%, 9/01/20		2,133	2,231,971
Hess Corp. 4.30%, 4/01/27		5,930	5,803,157
Kinder Morgan Energy Partners LP 3.45%, 2/15/23		7	6,840
Marathon Petroleum Corp. 5.125%, 3/01/21		6	6,333
National Oilwell Varco, Inc. 2.60%, 12/01/22		14	13,452

	Principal Amount (000)		U.S. $ Value

Noble Energy, Inc. 3.90%, 11/15/24	U.S.$	4,729	$4,761,583
4.15%, 12/15/21		2,244	2,295,612
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24		6,155	5,854,513
Sabine Pass Liquefaction LLC 5.00%, 3/15/27		4,443	4,613,700
Williams Partners LP 3.35%, 8/15/22		7	6,872
4.125%, 11/15/20		4,549	4,623,240

			43,941,227

Other Industrial–0.0%
Alfa SAB de CV 5.25%, 3/25/24(b)		1,269	1,318,967

Services–0.4%
Expedia Group, Inc. 3.80%, 2/15/28		5,946	5,525,737
S&P Global, Inc. 4.40%, 2/15/26		6,121	6,425,275
Total System Services, Inc. 3.75%, 6/01/23		1,035	1,033,965

			12,984,977

Technology–1.1%
Arrow Electronics, Inc. 3.50%, 4/01/22		8	7,927
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.625%, 1/15/24		1,666	1,639,194
3.875%, 1/15/27		3,605	3,508,242
Cisco Systems, Inc. 1.85%, 9/20/21		12	11,569
Dell International LLC/EMC Corp. 5.45%, 6/15/23(b)		8,505	9,013,939
6.02%, 6/15/26(b)		1,415	1,523,049
Hewlett Packard Enterprise Co. 2.10%, 10/04/19(b)		5,868	5,788,665
Intel Corp. 2.45%, 7/29/20		5	4,970
KLA-Tencor Corp. 4.65%, 11/01/24		6,404	6,682,510
Lam Research Corp. 2.80%, 6/15/21		2,639	2,608,572
Microsoft Corp. 1.55%, 8/08/21		12	11,526
Motorola Solutions, Inc. 7.50%, 5/15/25		178	211,806
Oracle Corp. 2.25%, 10/08/19		12	11,959
Seagate HDD Cayman 4.75%, 1/01/25		3,629	3,535,372
VMware, Inc. 2.95%, 8/21/22		2,650	2,548,240

			37,107,540

Schedule of Investments—Intermediate Duration Portfolio	13

	Principal Amount (000)		U.S. $ Value

Transportation–Railroads–0.0%
Burlington Northern Santa Fe LLC 3.05%, 9/01/22	U.S.$	6	$5,985

Transportation–Services–0.1%
Adani Ports & Special Economic Zone Ltd. 3.95%, 1/19/22(b)		4,975	4,962,563

			299,922,144

Utility–0.7%
Electric–0.7%
Berkshire Hathaway Energy Co. 6.125%, 4/01/36		6,585	8,413,325
Dominion Energy, Inc. Series C 2.00%, 8/15/21		2	1,913
Duke Energy Carolinas LLC 3.90%, 6/15/21		4	4,110
Duke Energy Corp. 1.80%, 9/01/21		6	5,711
Exelon Generation Co. LLC 2.95%, 1/15/20		4,261	4,247,876
Israel Electric Corp., Ltd. Series 6 5.00%, 11/12/24(b)		7,000	7,288,750
Southern Co. (The) 2.35%, 7/01/21		6	5,822
TECO Finance, Inc. 5.15%, 3/15/20		3,625	3,754,123

			23,721,630

Total Corporates–Investment Grade (cost $666,654,173)			670,407,225

GOVERNMENTS–TREASURIES–10.1%
Singapore–0.5%
Singapore Government Bond 2.75%, 3/01/46	SGD	24,230	18,389,146

			18,389,146

United States–9.6%
U.S. Treasury Bonds 2.25%, 8/15/46	U.S.$	5,000	4,307,031
2.50%, 5/15/46		3,046	2,769,956
2.75%, 11/15/47		6,536	6,248,008
2.875%, 11/15/46		4,910	4,815,636
3.00%, 5/15/45		23,139	23,287,234
3.375%, 5/15/44		5,710	6,141,281
3.75%, 11/15/43		10,205	11,657,618
4.50%, 2/15/36		1,925	2,378,949
4.75%, 2/15/37		3,340	4,275,200
5.375%, 2/15/31		13,172	16,864,276
6.25%, 5/15/30		2,424	3,289,093

Principal Amount (000)			U.S. $ Value

U.S. Treasury Notes 0.75%, 8/15/19	U.S.$	299	$293,114
1.125%, 1/31/19(e)		53,228	52,795,523
1.125%, 2/28/19		49,987	49,549,118
1.375%, 1/31/21–4/30/21		115	111,618
1.625%, 11/30/20–11/15/22		13,756	13,210,626
1.75%, 11/30/21(e)		26,965	26,274,022
1.875%, 1/31/22(e)		20,770	20,299,430
2.00%, 8/15/25		30,335	28,908,307
2.125%, 8/15/21–12/31/22		14,965	14,682,608
2.25%, 8/15/27		8,377	8,032,758
2.375%, 8/15/24(e)		22,206	21,831,176
2.50%, 8/15/23		195	194,086

			322,216,668

Total Governments–Treasuries (cost $343,384,130)			340,605,814

ASSET-BACKED SECURITIES–9.5%
Autos–Fixed Rate–5.0%
Ally Auto Receivables Trust Series 2015-2, Class A3 1.49%, 11/15/19		1,525	1,521,842
AmeriCredit Automobile Receivables Trust Series 2017-3, Class A2A 1.69%, 12/18/20		3,446	3,433,088
Avis Budget Rental Car Funding AESOP LLC Series 2013-2A, Class A 2.97%, 2/20/20(b)		16,846	16,866,235
Series 2016-1A, Class A 2.99%, 6/20/22(b)		3,918	3,904,307
Bank of The West Auto Trust Series 2015-1, Class A3 1.31%, 10/15/19(b)		695	694,932
California Republic Auto Receivables Trust Series 2014-2, Class A4 1.57%, 12/16/19		643	641,873
CarMax Auto Owner Trust Series 2015-4, Class A3 1.56%, 11/16/20		3,378	3,359,048
Chrysler Capital Auto Receivables Trust Series 2015-BA, Class A3 1.91%, 3/16/20(b)		884	883,843
CPS Auto Receivables Trust Series 2013-B, Class A 1.82%, 9/15/20(b)		772	769,841
Series 2016-C, Class E 8.39%, 9/15/23(b)		4,440	4,763,402
CPS Auto Trust Series 2017-A, Class A 1.68%, 8/17/20(b)		1,407	1,402,349

14	Sanford C. Bernstein Fund, Inc.—2018 Semi-Annual Report

Principal Amount (000)			U.S. $ Value

Drive Auto Receivables Trust Series 2017-3, Class B 2.30%, 5/17/21	U.S.$	4,270	$4,249,439
DT Auto Owner Trust Series 2017-3A, Class A 1.73%, 8/17/20(b)		2,060	2,054,546
Series 2018-1A, Class A 2.59%, 5/17/21(b)		8,307	8,302,132
Exeter Automobile Receivables Trust Series 2016-1A, Class D 8.20%, 2/15/23(b)		3,040	3,227,237
Series 2016-3A, Class A 1.84%, 11/16/20(b)		925	921,594
Series 2017-2A, Class A 2.11%, 6/15/21(b)		2,714	2,704,891
Fifth Third Auto Trust Series 2014-3, Class A4 1.47%, 5/17/21		5,649	5,636,637
First Investors Auto Owner Trust Series 2016-2A, Class A1 1.53%, 11/16/20(b)		920	917,635
Flagship Credit Auto Trust Series 2016-2, Class D 8.56%, 11/15/23(b)		3,030	3,272,774
Series 2016-4, Class A2 1.96%, 2/16/21(b)		3,415	3,402,245
Series 2016-4, Class D 3.89%, 11/15/22(b)		3,395	3,408,854
Series 2017-1, Class A 1.93%, 12/15/21(b)		3,030	3,018,109
Series 2017-3, Class A 1.88%, 10/15/21(b)		4,316	4,285,511
Series 2017-4, Class A 2.07%, 4/15/22(b)		3,447	3,420,672
Ford Credit Auto Owner Trust Series 2014-2, Class A 2.31%, 4/15/26(b)		14,327	14,246,803
Series 2016-1, Class A 2.31%, 8/15/27(b)		1,899	1,867,682
Ford Credit Floorplan Master Owner Trust Series 2015-2, Class A1 1.98%, 1/15/22		9,202	9,087,270
Series 2016-1, Class A1 1.76%, 2/15/21		4,164	4,130,429
Series 2017-1, Class A1 2.07%, 5/15/22		5,045	4,969,149
GMF Floorplan Owner Revolving Trust Series 2015-1, Class A1 1.65%, 5/15/20(b)		5,130	5,125,055
Harley-Davidson Motorcycle Trust Series 2015-1, Class A3 1.41%, 6/15/20		1,752	1,746,984
Principal Amount (000)			U.S. $ Value

Hertz Vehicle Financing II LP Series 2015-1A, Class B 3.52%, 3/25/21(b)	U.S.$	3,692	$3,690,090
Series 2015-2A, Class A 2.02%, 9/25/19(b)		4,800	4,781,650
Series 2015-2A, Class C 3.95%, 9/25/19(b)		3,400	3,392,624
Series 2016-1A, Class A 2.32%, 3/25/20(b)		6,609	6,573,721
Hertz Vehicle Financing LLC Series 2013-1A, Class A2 1.83%, 8/25/19(b)		17,554	17,520,131
Santander Drive Auto Receivables Trust Series 2017-3, Class A2 1.85%, 6/15/20		3,298	3,290,169
Westlake Automobile Receivables Trust Series 2016-2A, Class A2 1.57%, 6/17/19(b)		242	241,468
Series 2018-1A, Class A1 1.75%, 2/15/19(b)		2,461	2,460,715

			170,186,976

Credit Cards–Fixed Rate–2.2%
Barclays Dryrock Issuance Trust Series 2014-3, Class A 2.41%, 7/15/22		10,316	10,276,265
Series 2015-2, Class A 1.56%, 3/15/21		8,187	8,180,373
Series 2015-4, Class A 1.72%, 8/16/21		6,192	6,167,797
Capital One Multi-Asset Execution Trust Series 2015-A5, Class A5 1.60%, 5/17/21		7,831	7,812,758
GE Capital Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/15/22		12,000	11,969,244
Synchrony Credit Card Master Note Trust Series 2015-3, Class A 1.74%, 9/15/21		9,015	8,984,242
World Financial Network Credit Card Master Trust Series 2016-B, Class A 1.44%, 6/15/22		6,744	6,716,157
Series 2017-B, Class A 1.98%, 6/15/23		6,400	6,334,156
Series 2018-A, Class A 3.07%, 12/16/24		8,300	8,293,181

			74,734,173

Schedule of Investments—Intermediate Duration Portfolio	15

	Principal Amount (000)		U.S. $ Value

Other ABS–Fixed Rate–1.8%
CLUB Credit Trust Series 2017-P2, Class A 2.61%, 1/15/24(b)(d)	U.S.$	5,813	$5,797,333
CNH Equipment Trust Series 2014-B, Class A4 1.61%, 5/17/21		3,389	3,385,723
Series 2015-A, Class A4 1.85%, 4/15/21		6,392	6,358,365
Marlette Funding Trust Series 2016-1A, Class A 3.06%, 1/17/23(b)(d)		389	389,552
Series 2017-1A, Class A 2.827%, 3/15/24(b)(d)		1,746	1,745,952
Series 2017-2A, Class A 2.39%, 7/15/24(b)(d)		3,452	3,444,054
Series 2017-3A, Class A 2.36%, 12/15/24(b)(d)		2,429	2,420,239
Series 2017-3A, Class B 3.01%, 12/15/24(b)(d)		1,725	1,709,781
Marlette Funding Trust Series 2018-1A, Class A 2.61%, 3/15/28 (b)(d)		5,065	5,057,852
Prosper Marketplace Issuance Trust Series 2017-2A, Class B 3.48%, 9/15/23(b)(d)		1,500	1,495,540
SBA Tower Trust 3.156%, 10/08/20(b)(d)		7,996	7,861,427
SoFi Consumer Loan Program LLC Series 2016-3, Class A 3.05%, 12/26/25(b)(d)		1,344	1,342,052
Series 2017-1, Class A 3.28%, 1/26/26(b)(d)		3,159	3,164,511
Series 2017-2, Class A 3.28%, 2/25/26(b)(d)		3,119	3,126,061
Series 2017-5, Class A2 2.78%, 9/25/26(b)(d)		5,740	5,653,337
Series 2017-6, Class A2 2.82%, 11/25/26(b)(d)		6,740	6,665,530

			59,617,309

Autos–Floating Rate–0.3%
BMW Floorplan Master Owner Trust Series 2015-1A, Class A 2.277% (LIBOR 1 Month + 0.50%), 7/15/20(a)(b)		10,554	10,565,384

Credit Cards–Floating Rate–0.2%
World Financial Network Credit Card Master Trust Series 2015-A, Class A 2.257% (LIBOR 1 Month + 0.48%), 2/15/22(a)		6,720	6,720,965

Principal Amount (000)			U.S. $ Value

Home Equity Loans–Floating Rate–0.0%
Asset Backed Funding Certificates Trust Series 2003-WF1, Class A2 2.997% (LIBOR 1 Month + 1.13%), 12/25/32(a)(d)	U.S.$	733	$736,708
Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates Series 2004-1, Class 1A 2.172% (LIBOR 1 Month + 0.30%), 4/25/34(a)(d)		6	5,531

			742,239

Total Asset-Backed Securities (cost $323,053,055)			322,567,046

COMMERCIAL MORTGAGE-BACKED SECURITIES–8.6%
Non-Agency Fixed Rate CMBS–6.9%
BHMS Commercial Mortgage Trust Series 2014-ATLS, Class AFX 3.601%, 7/05/33(b)		9,720	9,595,098
CCUBS Commercial Mortgage Trust Series 2017-C1, Class A4 3.544%, 11/15/50		8,525	8,456,752
CFCRE Commercial Mortgage Trust Series 2016-C4, Class A4 3.283%, 5/10/58		3,655	3,568,972
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 3/13/35(b)		11,325	11,351,743
Citigroup Commercial Mortgage Trust Series 2015-GC27, Class A5 3.137%, 2/10/48		7,490	7,364,540
Series 2015-GC35, Class A4 3.818%, 11/10/48		3,530	3,602,152
Series 2016-C1, Class A4 3.209%, 5/10/49		12,141	11,898,782
Series 2016-GC36, Class A5 3.616%, 2/10/49		3,982	4,004,992
Series 2018-B2, Class A4 4.009%, 3/10/51		5,890	6,098,386
Commercial Mortgage Trust Series 2012-CR3, Class E 4.756%, 10/15/45(b)(d)		3,938	3,321,916
Series 2013-SFS, Class A1 1.873%, 4/12/35(b)		3,171	3,064,293
Series 2015-CR24, Class A5 3.696%, 8/10/48		3,925	3,985,495

16	Sanford C. Bernstein Fund, Inc.—2018 Semi-Annual Report

Principal Amount (000)			U.S. $ Value

Series 2015-PC1, Class A5 3.902%, 7/10/50	U.S.$	7,135	$7,317,070
CSAIL Commercial Mortgage Trust Series 2015-C2, Class A4 3.504%, 6/15/57		3,451	3,445,258
Series 2015-C3, Class A4 3.718%, 8/15/48		6,101	6,168,872
Series 2015-C4, Class A4 3.808%, 11/15/48		7,715	7,913,061
GS Mortgage Securities Corp. II Series 2013-KING, Class A 2.706%, 12/10/27(b)		10,990	10,953,577
GS Mortgage Securities Trust Series 2013-G1, Class A1 2.059%, 4/10/31(b)		530	508,941
Series 2013-G1, Class A2 3.557%, 4/10/31(b)		6,804	6,610,901
JP Morgan Chase Commercial Mortgage Securities Trust Series 2006-LDP9, Class AM 5.372%, 5/15/47(d)		1,863	1,873,551
Series 2011-C5, Class D 5.408%, 8/15/46(b)(d)		1,285	1,260,653
Series 2012-C6, Class E 5.137%, 5/15/45(b)(d)		3,967	3,503,577
Series 2014-C20, Class A5 3.805%, 7/15/47		9,950	10,185,466
JPMBB Commercial Mortgage Securities Trust Series 2013-C14, Class D 4.57%, 8/15/46(b)(d)		2,527	2,270,614
Series 2015-C30, Class A5 3.822%, 7/15/48		3,820	3,907,511
Series 2015-C31, Class A3 3.801%, 8/15/48		9,802	9,988,841
Series 2015-C32, Class C 4.668%, 11/15/48(d)		5,623	5,587,808
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 9/15/39(d)		2,332	1,847,420
LSTAR Commercial Mortgage Trust Series 2014-2, Class A2 2.767%, 1/20/41(b)		467	465,356
Series 2015-3, Class A2 2.729%, 4/20/48(b)		5,298	5,248,772
Series 2016-4, Class A2 2.579%, 3/10/49(b)		6,295	6,102,296
Morgan Stanley Capital I Trust Series 2005-IQ9, Class D 5.00%, 7/15/56(d)		3,478	3,448,148
Series 2016-UB12, Class A4 3.596%, 12/15/49		6,180	6,210,018

Principal Amount (000)			U.S. $ Value

UBS Commercial Mortgage Trust Series 2018-C8, Class A4 3.983%, 2/15/51	U.S.$	6,400	$6,593,182
UBS Commercial Mortgage Trust Series 2018-C9, Class A4 4.117%, 3/15/51(d)		10,270	10,629,495
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A5 2.85%, 12/10/45		9,507	9,379,697
Wells Fargo Commercial Mortgage Trust
Series 2015-SG1, Class C 4.47%, 9/15/48(d)		5,778	5,613,959
Series 2018-C43, Class A4 4. 012%, 3/15/51		4,550	4,701,675
WF-RBS Commercial Mortgage Trust
Series 2013-C11, Class XA 1.226%, 3/15/45(b)(f)		73,439	3,429,229
Series 2013-C14, Class A5 3.337%, 6/15/46		5,684	5,700,935
Series 2014-C20, Class A2 3.036%, 5/15/47		6,029	6,041,638

			233,220,642

Non-Agency Floating Rate CMBS–1.7%
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 2.777% (LIBOR 1 Month + 1.00%), 11/15/33(a)(b)(d)		10,570	10,593,851
BX Trust Series 2017-IMC, Class A 2.827% (LIBOR 1 Month + 1.05%), 10/15/32(a)(b)		8,330	8,335,196
Credit Suisse Mortgage Trust Series 2016-MFF, Class D 6.377% (LIBOR 1 Month + 4.60%), 11/15/33(a)(b)(d)		2,270	2,286,824
Great Wolf Trust Series 2017-WOLF, Class A 2.777% (LIBOR 1 Month + 0.85%), 9/15/34(a)(b)		5,685	5,692,797
H/2 Asset Funding NRE Series 2015-1A, Class AFL 3.271% (LIBOR 1 Month + 1.65%), 6/24/49(a)(d)(g)		2,605	2,605,368
JP Morgan Chase Commercial Mortgage Securities Trust Series 2015-SGP, Class A 3.477% (LIBOR 1 Month + 1.70%), 7/15/36(a)(b)		7,744	7,721,982

Schedule of Investments—Intermediate Duration Portfolio	17

Principal Amount (000)			U.S. $ Value

Morgan Stanley Capital I Trust
Series 2015-XLF2, Class AFSA 3.61% (LIBOR 1 Month + 1.87%), 8/15/26(a)(b)	U.S.$	2,887	$2,886,585
Series 2015-XLF2, Class SNMA 3.69% (LIBOR 1 Month + 1.95%), 11/15/26(a)(b)		2,639	2,624,691
RETL Series 2018-RVP, Class A 2.877% (LIBOR 1 Month + 1.10%), 3/15/33(a)(b)		2,904	2,917,629
Starwood Retail Property Trust Series 2014-STAR, Class A 2.997% (LIBOR 1 Month + 1.22%), 11/15/27(a)(b)		10,300	10,298,407

			55,963,330

Total Commercial Mortgage-Backed Securities (cost $295,206,187)			289,183,972

COLLATERALIZED MORTGAGE OBLIGATIONS–6.4%
Risk Share Floating Rate–3.9%
Bellemeade Re II Ltd. Series 2016-1A, Class M2B 8.372% (LIBOR 1 Month + 6.50%), 4/25/26(a)(g)		1,799	1,831,911
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
Series 2013-DN2, Class M2 6.122% (LIBOR 1 Month + 4.25%), 11/25/23(a)		10,649	11,847,783
Series 2014-DN2, Class M3 5.472% (LIBOR 1 Month + 3.60%), 4/25/24(a)		2,091	2,343,048
Series 2014-DN3, Class M3 5.872% (LIBOR 1 Month + 4.00%), 8/25/24(a)		8,591	9,374,353
Series 2014-DN4, Class M3 6.422% (LIBOR 1 Month + 4.55%), 10/25/24(a)		2,111	2,354,012
Series 2014-HQ3, Class M3 6.622% (LIBOR 1 Month + 4.75%), 10/25/24(a)		4,374	4,868,566
Series 2015-DNA1, Class M3 5.172% (LIBOR 1 Month + 3.30%), 10/25/27(a)		675	752,122
Series 2015-DNA2, Class M2 4.472% (LIBOR 1 Month + 2.60%), 12/25/27(a)		4,532	4,617,675
Series 2015-HQA1, Class M2 4.522% (LIBOR 1 Month + 2.65%), 3/25/28(a)		4,865	4,964,436
Series 2018-HQA1, Class M2 4.154% (LIBOR 1 Month + 2.30%), 9/25/30(a)		561	561,644

Principal Amount (000)			U.S. $ Value

Federal National Mortgage Association Connecticut Avenue Securities
Series 2014-C03, Class 1M2 4.872% (LIBOR 1 Month + 3.00%), 7/25/24(a)	U.S.$	2,558	$2,734,504
Series 2014-C04, Class 2M2 6.872% (LIBOR 1 Month + 5.00%), 11/25/24(a)		3,353	3,770,445
Series 2015-C01, Class 1M2 6.172% (LIBOR 1 Month + 4.30%), 2/25/25(a)		3,059	3,358,456
Series 2015-C01, Class 2M2 6.422% (LIBOR 1 Month + 4.55%), 2/25/25(a)		2,937	3,187,801
Series 2015-C02, Class 2M2 5.872% (LIBOR 1 Month + 4.00%), 5/25/25(a)		2,933	3,161,880
Series 2015-C03, Class 1M2 6.872% (LIBOR 1 Month + 5.00%), 7/25/25(a)		5,543	6,306,005
Series 2015-C03, Class 2M2 6.872% (LIBOR 1 Month + 5.00%), 7/25/25(a)		5,755	6,435,828
Series 2015-C04, Class 1M2 7.572% (LIBOR 1 Month + 5.70%), 4/25/28(a)		1,829	2,121,007
Series 2015-C04, Class 2M2 7.422% (LIBOR 1 Month + 5.55%), 4/25/28(a)		5,703	6,420,004
Series 2016-C01, Class 1M2 8.622% (LIBOR 1 Month + 6.75%), 8/25/28(a)		6,033	7,275,041
Series 2016-C01, Class 2M2 8.822% (LIBOR 1 Month + 6.95%), 8/25/28(a)		4,597	5,514,994
Series 2016-C02, Class 1M2 7.872% (LIBOR 1 Month + 6.00%), 9/25/28(a)		4,864	5,822,457
Series 2016-C03, Class 2M2 7.772% (LIBOR 1 Month + 5.90%), 10/25/28(a)		9,428	11,059,029
Series 2016-C05, Class 2M2 6.322% (LIBOR 1 Month + 4.45%), 1/25/29(a)		6,550	7,308,258
Series 2018-C01, Class 1M2 4.122% (LIBOR 1 Month + 2.25%), 7/25/30(a)		8,000	8,103,102
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 6.122% (LIBOR 1 Month + 4.25%), 11/25/24(a)(g)		962	1,046,963

18	Sanford C. Bernstein Fund, Inc.—2018 Semi-Annual Report

Principal Amount (000)			U.S. $ Value

Wells Fargo Credit Risk Transfer Securities Trust
Series 2015-WF1, Class 1M2 7.122% (LIBOR 1 Month + 5.25%), 11/25/25(a)(g)	U.S.$	3,975	$4,474,996
Series 2015-WF1, Class 2M2 7.372% (LIBOR 1 Month + 5.50%), 11/25/25(a)(g)		1,152	1,349,869

			132,966,189

Agency Floating Rate–1.3%
Federal Home Loan Mortgage Corp. REMICs Series 4416, Class BS 4.323% (6.10% - LIBOR 1 Month), 12/15/44(a)(h)		22,653	3,822,376
Series 4585, Class DS 4.223% (6.00% - LIBOR 1 Month), 5/15/46(a)(h)		11,147	1,979,847
Series 4693, Class SL 4.373% (6.15% - LIBOR 1 Month), 6/15/47(a)(h)		7,280	1,380,426
Federal National Mortgage Association REMICs
Series 2011-131, Class ST 4.669% (6.54% - LIBOR 1 Month), 12/25/41(a)(h)		11,532	2,181,734
Series 2012-70, Class SA 4.679% (6.55% - LIBOR 1 Month), 7/25/42(a)(h)		20,539	4,041,862
Series 2014-17, Class SA 4.179% (6.05% - LIBOR 1 Month), 4/25/44(a)(h)		19,907	3,400,477
Series 2015-26, Class SH 4.579% (6.45% - LIBOR 1 Month), 5/25/45(a)(h)		16,783	3,028,360
Series 2016-106, Class ES 4.129% (6.00% - LIBOR 1 Month), 1/25/47(a)(h)		9,908	1,730,677
Series 2017-16, Class SG 4.179% (6.05% - LIBOR 1 Month), 3/25/47(a)(h)		19,761	3,603,848
Series 2017-62, Class AS 4.279% (6.15% - LIBOR 1 Month), 8/25/47(a)(h)		12,522	2,271,049
Series 2017-81, Class SA 4.329% (6.20% - LIBOR 1 Month), 10/25/47(a)(h)		19,013	3,594,093
Series 2017-97, Class SW 4.329% (6.20% - LIBOR 1 Month), 12/25/47(a)(h)		15,046	2,840,877
Government National Mortgage Association
Series 2017-122, Class SA 4.378% (6.20% - LIBOR 1 Month), 8/20/47(a)(h)		14,517	2,829,516

Principal Amount (000)			U.S. $ Value

Series 2017-134, Class MS 4.378% (6.20% - LIBOR 1 Month), 9/20/47(a)(h)	U.S.$	14,033	$2,830,723
Series 2017-43, Class ST 4.278% (6.10% - LIBOR 1 Month), 3/20/47(a)(h)		19,587	3,195,383

			42,731,248

Non-Agency Fixed Rate–0.8%
Alternative Loan Trust Series 2005-20CB, Class 3A6 5.50%, 7/25/35		668	644,524
Series 2005-57CB, Class 4A3 5.50%, 12/25/35		1,796	1,601,459
Series 2005-65CB, Class 2A6 6.00%, 12/25/35		2,039	1,941,385
Series 2006-24CB, Class A16 5.75%, 6/25/36		3,614	3,135,203
Series 2006-28CB, Class A14 6.25%, 10/25/36		2,277	1,904,949
Series 2006-J1, Class 1A13 5.50%, 2/25/36		1,150	1,049,794
Chase Mortgage Finance Trust Series 2007-S5, Class 1A17 6.00%, 7/25/37		876	784,616
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 3.414%, 5/25/35		1,766	1,781,888
Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-10, Class 1A8 6.00%, 5/25/36		2,024	1,732,829
Series 2006-13, Class 1A19 6.25%, 9/25/36		1,268	1,076,861
Credit Suisse Mortgage Trust Series 2010-6R, Class 3A2 5.875%, 1/26/38(b)		3,818	3,110,433
First Horizon Alternative Mortgage Securities Trust Series 2006-FA3, Class A9 6.00%, 7/25/36		2,791	2,344,894
JP Morgan Mortgage Trust Series 2007-S3, Class 1A8 6.00%, 8/25/37		1,615	1,408,617
RBSSP Resecuritization Trust Series 2009-7, Class 10A3 6.00%, 8/26/37(b)		5,205	4,571,444
Wells Fargo Mortgage Backed Securities Trust Series 2007-8, Class 2A5 5.75%, 7/25/37		812	811,683

			27,900,579

Schedule of Investments—Intermediate Duration Portfolio	19

	Principal Amount (000)		U.S. $ Value

Non-Agency Floating Rate – 0.2%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 2.062% (LIBOR 1 Month + 0.19%), 12/25/36(a)	U.S.$	6,328	$3,906,699
HomeBanc Mortgage Trust Series 2005-1, Class A1 2.122% (LIBOR 1 Month + 0.25%), 3/25/35(a)		2,176	1,929,091

			5,835,790

Agency Fixed Rate–0.2%
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 2.017%, 5/28/35(d)		1,605	1,496,003
Federal National Mortgage Association REMICs Series 2015-30, Class EI 5.00%, 5/25/45(f)		19,027	3,882,028

			5,378,031

Total Collateralized Mortgage Obligations (cost $204,438,811)			214,811,837

INFLATION-LINKED SECURITIES–4.9%
Japan–1.1%
Japanese Government CPI Linked Bond Series 22 0.10%, 3/10/27	JPY	3,533,746	35,323,844

United States–3.8%
U.S. Treasury Inflation Index 0.125%, 4/15/19–4/15/20 (TIPS)	U.S.$	78,969	78,859,672
0.375%, 7/15/25 (TIPS)		50,515	49,868,253

			128,727,925

Total Inflation-Linked Securities (cost $163,369,724)			164,051,769

CORPORATES–NON-INVESTMENT GRADE–3.5%
Industrial–2.1%
Basic–0.2%
NOVA Chemicals Corp. 5.25%, 8/01/23(b)		3,570	3,590,456
SPCM SA 4.875%, 9/15/25(b)		3,120	3,031,954

			6,622,410

	Principal Amount (000)		U.S. $ Value

Communications–Media – 0.3%
Altice France SA/France 5.375%, 5/15/22(b)	EUR	712	$892,507
CCO Holdings LLC/CCO Holdings Capital Corp. 4.00%, 3/01/23(b)	U.S.$	4,420	4,239,929
CSC Holdings LLC 6.75%, 11/15/21		1,340	1,397,714
Ziggo Secured Finance BV 5.50%, 1/15/27(b)		1,732	1,627,058

			8,157,208

Communications–Telecommunications–0.3%
CenturyLink, Inc. Series Y 7.50%, 4/01/24		749	754,520
Sprint Capital Corp. 6.90%, 5/01/19		10,125	10,458,821

			11,213,341

Consumer Cyclical–Automotive–0.0%
Adient Global Holdings Ltd. 4.875%, 8/15/26(b)		964	910,768

Consumer Cyclical–Other–0.4%
International Game Technology PLC 6.25%, 2/15/22(b)		3,615	3,786,532
6.50%, 2/15/25(b)		4,910	5,289,985
KB Home 4.75%, 5/15/19		3,146	3,175,729

			12,252,246

Consumer Non-Cyclical–0.1%
Valeant Pharmaceuticals International, Inc. 6.125%, 4/15/25(b)		3,920	3,368,535

Energy–0.5%
Antero Resources Corp. 5.125%, 12/01/22		869	876,960
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43		3,212	2,293,368
Nabors Industries, Inc. 5.50%, 1/15/23		6,604	6,441,541
PDC Energy, Inc. 5.75%, 5/15/26(b)		4,354	4,288,690
SM Energy Co. 6.50%, 1/01/23		359	357,496
Sunoco LP/Sunoco Finance Corp. 4.875%, 1/15/23(b)		4,048	3,913,566

			18,171,621

Technology–0.2%
Western Digital Corp. 4.75%, 2/15/26		5,367	5,361,096

20	Sanford C. Bernstein Fund, Inc.—2018 Semi-Annual Report

	Principal Amount (000)		U.S. $ Value

Transportation–Services–0.1%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.25%, 3/15/25(b)	U.S.$	2,909	$2,781,179

			68,838,404

Financial Institutions–1.3%
Banking–1.2%
Banco Bilbao Vizcaya Argentaria SA 6.125%, 11/16/27(c)		2,200	2,137,960
Bank of America Corp. Series FF 5.875%, 3/15/28(c)		5,018	5,051,119
Barclays Bank PLC 6.86%, 6/15/32(b)(c)		1,250	1,467,912
CIT Group, Inc. 5.25%, 3/07/25		3,376	3,451,926
Citigroup, Inc. 5.95%, 1/30/23(c)		2,569	2,639,442
Credit Suisse Group AG 7.50%, 12/11/23(b)(c)		1,557	1,689,345
Intesa Sanpaolo SpA 5.017%, 6/26/24(b)		5,868	5,795,999
7.75%, 1/11/27(b)(c)	EUR	1,031	1,549,270
Series E 3.928%, 9/15/26(b)		954	1,263,613
Lloyds Banking Group PLC 7.50%, 6/27/24(c)	U.S.$	3,938	4,268,792
Royal Bank of Scotland Group PLC 2.001% (EURIBOR 3 Month + 2.33%), 6/30/18(a)(b)(c)	EUR	300	366,828
8.625%, 8/15/21(c)	U.S.$	3,756	4,101,327
Series U 4.622% (LIBOR 3 Month + 2.32%), 9/30/27(a)(c)		2,900	2,933,437
Standard Chartered PLC 3.277% (LIBOR 3 Month + 1.51%), 1/30/27(a)(b)(c)		300	284,136
7.50%, 4/02/22(b)(c)		1,882	1,990,643
7.75%, 4/02/23(b)(c)		822	879,014

			39,870,763

Finance–0.1%
Navient Corp. 6.625%, 7/26/21		4,130	4,290,946
7.25%, 1/25/22		875	926,450

			5,217,396

			45,088,159

	Principal Amount (000)		U.S. $ Value

Utility–0.1%
Electric–0.1%
AES Corp./VA 4.00%, 3/15/21	U.S.$	3,334	$3,349,270

Total Corporates–Non-Investment Grade (cost $115,508,623)			117,275,833

AGENCIES–2.3%
Agency Debentures–2.3%
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20 (cost $74,765,328)		81,666	77,066,571

EMERGING MARKETS–CORPORATE BONDS–1.0%
Industrial–0.9%
Capital Goods–0.1%
Odebrecht Finance Ltd. 5.25%, 6/27/29(b)		4,673	1,448,630
7.125%, 6/26/42(b)		1,770	575,250

			2,023,880

Communications–Telecommunications–0.1%
MTN Mauritius Investment Ltd. 5.373%, 2/13/22(b)		3,181	3,212,810

Consumer Non-Cyclical–0.3%
BRF GmbH 4.35%, 9/29/26(b)		400	346,000
BRF SA 3.95%, 5/22/23(b)		200	182,930
Marfrig Holdings Europe BV 8.00%, 6/08/23(b)		3,590	3,598,975
Minerva Luxembourg SA 6.50%, 9/20/26(b)		1,148	1,096,340
Teva Pharmaceutical Finance Netherlands III BV 3.15%, 10/01/26		5,781	4,632,026

			9,856,271

Energy–0.3%
Petrobras Global Finance BV 5.75%, 2/01/29		5,050	4,885,976
6.125%, 1/17/22		226	240,860
6.25%, 3/17/24		3,825	4,037,287
Ultrapar International SA 5.25%, 10/06/26(b)		3,456	3,434,400

			12,598,523

Transportation–Services–0.1%
Rumo Luxembourg Sarl 5.875%, 1/18/25(b)		3,438	3,396,538

			31,088,022

Schedule of Investments—Intermediate Duration Portfolio	21

	Principal Amount (000)			U.S. $ Value

Utility–0.1%
Electric–0.1%
Genneia SA 8.75%, 1/20/22(b)		U.S.$	2,335	$2,509,284
Terraform Global Operating LLC 6.125%, 3/01/26(b)			1,352	1,361,883

				3,871,167

Total Emerging Markets–Corporate Bonds (cost $39,251,414)				34,959,189

EMERGING MARKETS–TREASURIES–0.8%
Argentina–0.1%
Argentina POM Politica Monetaria Series POM 27.25% (ARPP7DRR), 6/21/20(a)		ARS	58,000	3,046,598

Brazil–0.7%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/27		BRL	82,490	25,676,409

Total Emerging Markets–Treasuries (cost $24,293,701)				28,723,007

LOCAL GOVERNMENTS–US MUNICIPAL BONDS–0.4%
United States–0.4%
State of California Series 2010 7.625%, 3/01/40 (cost $8,650,430)	U.S.$		8,520	12,974,512

GOVERNMENTS–SOVEREIGN BONDS–0.1%
Mexico–0.1%
Mexico Government International Bond 3.60%, 1/30/25 (cost $5,119,973)			5,218	5,150,166

			Shares
COMMON STOCKS–0.1%
Financials–0.1%
Insurance–0.1%
Mt. Logan Re Ltd. (Preference Shares)(d)(i) (cost $2,813,000)			2,813	2,831,250

	Principal Amount (000)		U.S. $ Value

EMERGING MARKETS–SOVEREIGNS–0.1%
Egypt–0.1%
Egypt Government International Bond 6.125%, 1/31/22(b) (cost $2,046,000)	U.S.$	2,046	$2,120,167

QUASI-SOVEREIGNS–0.1%
Quasi-Sovereign Bonds–0.1%
Chile–0.1%
Corp. Nacional del Cobre de Chile 3.625%, 8/01/27(b) (cost $2,024,715)		2,059	1,999,639

SHORT-TERM INVESTMENTS–18.0%
Governments–Treasuries–8.0%
Japan–8.0%
Japan Treasury Discount Bill Series 729 Zero Coupon, 4/05/18	JPY	17,767,300	166,980,640
Series 743
Zero Coupon, 9/10/18		10,888,700	102,402,522

Total Governments–Treasuries (cost $259,405,946)			269,383,162

Agency Discount Note–6.3%
Federal Home Loan Bank Discount Notes Zero Coupon, 4/25/18-8/24/18 (cost $214,423,275)	U.S.$	215,050	214,423,275

U.S. Treasury Bills–2.7%
U.S. Treasury Bill Zero Coupon, 7/05/18 (cost $92,839,620)		93,223	92,839,620

Commercial Paper–1.0%
Bank of Tokyo-Mitsubishi UFJ/NY Zero Coupon, 4/18/18 (cost $33,683,931)		33,710	33,683,931

Total Short-Term Investments (cost $600,352,772)			610,329,988

Total Investments—107.7% (cost $3,610,326,948)			3,632,733,246	(j)

Other assets less liabilities—(7.7)%			(258,383,721)

Net Assets—100.0%			$3,374,349,525

22	Sanford C. Bernstein Fund, Inc.—2018 Semi-Annual Report

FUTURES (see Note 3)

Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at March 31, 2018	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 5 Yr (CBT) Futures	4,583	June 2018	USD	458,300	$523,317,523	$524,574,479	$1,256,956
U.S. T-Note 10 Yr (CBT) Futures	44	June 2018	USD	4,400	5,324,062	5,330,188	6,126
U.S. Ultra Bond (CBT) Futures	1,613	June 2018	USD	161,300	251,114,365	258,836,094	7,721,729
Sold Contracts
Euro-BOBL Futures	1,443	June 2018	EUR	144,300	231,303,728	233,039,481	(1,735,753)
Japan 10 Yr Bond (OSE) Futures	73	June 2018	JPY	7,300,000	103,454,941	103,436,963	17,978
U.S. T-Note 2 Yr (CBT) Futures	161	June 2018	USD	32,200	34,222,363	34,230,110	(7,747)

							$7,259,289

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Australia and New Zealand Banking Group Ltd.	NZD	11,296	USD	8,166	6/07/18	$4,146
Barclays Bank PLC	BRL	12,147	USD	3,655	4/03/18	(24,740)
Barclays Bank PLC	USD	3,678	BRL	12,147	4/03/18	1,727
Barclays Bank PLC	USD	10,360	RUB	592,702	4/17/18	(32,946)
Barclays Bank PLC	BRL	12,147	USD	3,667	5/03/18	(3,158)
BNP Paribas SA	GBP	7,592	USD	10,806	4/13/18	150,253
Citibank, NA	JPY	28,801,090	USD	271,454	4/16/18	573,081
Citibank, NA	JPY	3,989,331	USD	37,676	4/26/18	135,284
Citibank, NA	USD	9,079	JPY	984,334	4/26/18	183,826
Citibank, NA	USD	10,150	KRW	10,853,249	4/26/18	71,994
Citibank, NA	USD	14,034	TWD	405,333	6/07/18	(16,796)
Credit Suisse International	AUD	17,247	CAD	17,130	6/07/18	63,907
Goldman Sachs Bank USA	USD	13,402	MYR	52,565	7/12/18	192,930
HSBC Bank USA	BRL	12,147	USD	3,739	4/03/18	59,339
HSBC Bank USA	USD	3,655	BRL	12,147	4/03/18	24,740
HSBC Bank USA	CAD	13,475	USD	10,859	4/12/18	398,301
HSBC Bank USA	GBP	1,740	USD	2,400	4/13/18	(42,613)
HSBC Bank USA	USD	6,938	MXN	130,549	4/20/18	224,159
HSBC Bank USA	JPY	999,130	USD	9,182	4/26/18	(220,109)
HSBC Bank USA	USD	8,250	AUD	10,484	6/07/18	(196,172)
JPMorgan Chase Bank, NA	CAD	10,484	USD	8,122	4/12/18	(16,424)
JPMorgan Chase Bank, NA	GBP	7,211	USD	10,270	4/13/18	149,524
JPMorgan Chase Bank, NA	SGD	23,357	USD	17,702	5/17/18	(129,196)
JPMorgan Chase Bank, NA	EUR	17,042	USD	21,155	5/30/18	102,018
JPMorgan Chase Bank, NA	AUD	12,462	USD	9,643	6/07/18	70,022
JPMorgan Chase Bank, NA	TWD	790,292	USD	27,221	6/07/18	(109,284)
Morgan Stanley & Co., Inc.	GBP	10,731	USD	15,076	4/13/18	15,132
Royal Bank of Scotland PLC	CAD	11,266	USD	8,785	4/12/18	38,770
Royal Bank of Scotland PLC	MXN	128,427	USD	6,758	4/20/18	(287,638)
Royal Bank of Scotland PLC	USD	3,067	JPY	336,240	4/26/18	97,225
Standard Chartered Bank	USD	14,839	GBP	10,699	4/13/18	177,886
Standard Chartered Bank	USD	6,537	INR	428,736	5/17/18	20,720
State Street Bank & Trust Co.	USD	118	EUR	95	5/30/18	(253)

						$1,675,655

Schedule of Investments—Intermediate Duration Portfolio	23

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	38,770	4/03/20	3 Month LIBOR	2.562%	Quarterly/Semi-Annual	$(13,290)	$—	$(13,290)
SEK	284,090	3/31/22	3 Month STIBOR	0.341%	Quarterly/ Annual	227,870	132	227,738
NZD	58,020	3/31/22	3 Month BKBM	2.936%	Quarterly/Semi-Annual	1,120,192	—	1,120,192
USD	56,670	9/22/26	1.558%	3 Month LIBOR	Semi-Annual/Quarterly	5,316,476	—	5,316,476
USD	9,015	11/08/26	1.657%	3 Month LIBOR	Semi-Annual/Quarterly	729,505	—	729,505
USD	15,700	3/28/28	2.920%	3 Month LIBOR	Semi-Annual/Quarterly	(154,470)	—	(154,470)

						$7,226,283	$132	$7,226,151

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citibank, NA
Sprint Communications, Inc., 7.00%, 8/15/20, 6/20/19*	(5.00)%	Quarterly	0.71%	USD	4,718	$(252,966)	$(70,533)	$(182,433)
Sprint Communications, Inc., 7.00%, 8/15/20, 6/20/19*	(5.00)	Quarterly	0.71	USD	5,407	(289,908)	(83,815)	(206,093)
Citigroup Global Markets, Inc.
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.47	USD	208	87	2,645	(2,558)
Credit Suisse International
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.47	USD	19,805	8,252	250,097	(241,845)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.47	USD	182	76	1,675	(1,599)
Deutsche Bank AG
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.47	USD	2,519	1,049	34,295	(33,246)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.47	USD	24,563	10,235	262,375	(252,140)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.47	USD	7,369	3,071	78,040	(74,969)
Goldman Sachs International
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.47	USD	2,757	1,149	37,229	(36,080)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.47	USD	1,604	668	15,352	(14,684)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.47	USD	2,970	1,238	39,038	(37,800)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.47	USD	5,939	2,475	78,063	(75,588)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	1,955	(286,994)	(276,002)	(10,992)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	1,870	(274,516)	(257,879)	(16,637)

24	Sanford C. Bernstein Fund, Inc.—2018 Semi-Annual Report

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	7.20%	USD	1,813	$(266,148)	$(289,405)	$23,257
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	305	(44,774)	(51,083)	6,309
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	2,038	(299,009)	(315,816)	16,807
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	5,023	(737,377)	(337,879)	(399,498)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	8,500	(1,247,800)	(611,080)	(636,720)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	1,375	(201,850)	(115,943)	(85,907)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	1,776	(260,717)	(152,939)	(107,778)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	3,438	(504,698)	(341,076)	(163,622)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	2,204	(323,364)	(339,987)	16,623
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	2,160	(317,088)	(133,762)	(183,326)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	6,266	(919,849)	(528,361)	(391,488)
Deutsche Bank AG
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	3.17	USD	7,805	(341,599)	(158,758)	(182,841)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	1,496	(219,613)	(196,016)	(23,597)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	4,586	(673,225)	(342,107)	(331,118)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	4,853	(712,420)	(415,066)	(297,354)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	1,727	(253,524)	(226,283)	(27,241)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	3,315	(486,642)	(394,279)	(92,363)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	3,315	(486,642)	(394,125)	(92,517)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	2,455	(360,394)	(275,008)	(85,386)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	345	(50,646)	(42,051)	(8,595)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	640	(93,952)	(78,605)	(15,347)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	2,418	(354,963)	(342,180)	(12,783)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	5,342	(784,206)	(639,582)	(144,624)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	1,647	(241,780)	(182,458)	(59,322)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	1,687	(247,652)	(286,707)	39,055

Schedule of Investments—Intermediate Duration Portfolio	25

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	7.20%	USD	2,355	$(345,714)	$(405,993)	$60,279
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	148	(21,714)	(23,373)	1,659
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	1,982	(290,958)	(316,802)	25,844
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	1,997	(293,159)	(146,427)	(146,732)

						$(12,457,561)	$(7,972,571)	$(4,484,990)

* Termination date

VARIANCE SWAPS (See Note 3)

Swap Counterparty & Referenced Obligation	Volatility Strike Price	Payment Frequency	Notional Amount (000)		Market Value	Upfront Premiums (Paid) Received	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Deutsche Bank AG
AUD/JPY 03/03/20*	12.75%	Maturity	AUD	217	$(639)	$-0-	$(639)
Goldman Sachs Bank USA
AUD/JPY 03/10/20*	12.90	Maturity	AUD	98	(332)	-0-	(332)
AUD/JPY 03/11/20*	12.80	Maturity	AUD	118	(367)	-0-	(367)
Deutsche Bank AG
AUD/JPY 01/14/20*	11.12	Maturity	AUD	427	698	-0-	698

					$(640)	$-0-	$(640)

*	Termination date
**	Principal amount less than 500.
(a)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2018.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2018, the aggregate market value of these securities amounted to $523,655,197 or 15.5% of net assets.
(c)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(e)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(f)	IO—Interest Only.
(g)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.33% of net assets as of March 31, 2018, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Bellemeade Re II Ltd. Series 2016-1A, Class M2B 8.372%, 4/25/26	4/29/16	$1,798,542	$1,831,911	0.05%
H/2 Asset Funding NRE Series 2015-1A, Class AFL 3.271%, 6/24/49	6/19/15	2,605,368	2,605,368	0.08%
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 6.122%, 11/25/24	11/06/15	951,596	1,046,963	0.03%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 7.122%, 11/25/25	9/28/15	3,975,085	4,474,996	0.13%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 7.372%, 11/25/25	9/28/15	1,146,750	1,349,869	0.04%

26	Sanford C. Bernstein Fund, Inc.—2018 Semi-Annual Report

(h)	Inverse interest only security.
(i)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Mt. Logan Re Ltd. (Preference Shares)	12/30/14	$2,813,000	$2,831,250	0.08%

(j)	On March 30, 2018, the Portfolio and U.S. stock exchanges were closed for business due to a U.S. holiday but the foreign markets remained open for trading. The Portfoliovalued its foreign securities using the closing market prices from the respective foreign markets as of March 29, 2018 for financial reporting purposes.

Currency Abbreviations:

ARS—Argentine Peso

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

EUR—Euro

GBP—Great British Pound

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

NZD—New Zealand Dollar

RUB—Russian Ruble

SEK—Swedish Krona

SGD—Singapore Dollar

TWD—New Taiwan Dollar

USD—United States Dollar

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

ARPP7DRR—Argentina Central Bank 7-Day Repo Reference Rate

BA—Banker’s Acceptance

BKBM—Bank Bill Benchmark (New Zealand)

BOBL—Bundesobligationen

CBT—Chicago Board of Trade

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CMBS—Commercial Mortgage-Backed Securities

EURIBOR—Euro Interbank Offered Rate

LIBOR—London Interbank Offered Rates

OSE—Osaka Securities Exchange

REIT—Real Estate Investment Trust

REMICs—Real Estate Mortgage Investment Conduits

STIBOR—Stockholm Interbank Offered Rate

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

Schedule of Investments—Intermediate Duration Portfolio	27

SCB-TAX-1944-0318

Sanford C. Bernstein Fund, Inc.

March 31, 2018

Schedule of Investments To the Semi-Annual Report
For the Municipal Bond Portfolios

Short Duration Diversified Municipal

Diversified Municipal

California Municipal

New York Municipal

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration Diversified Municipal Portfolio

March 31, 2018 (Unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–97.2%
Long-Term Municipal Bonds–85.3%
Arizona–5.4%
City of Phoenix Civic Improvement Corp. Series 2014B 5.00%, 7/01/18	$2,155	$2,173,382
Series 2016 5.00%, 7/01/20	2,500	2,675,700
Gilbert Water Resource Municipal Property Corp. Series 2016 5.00%, 7/01/18	1,745	1,759,833
Town of Gilbert AZ Series 2017 5.00%, 7/01/19	4,575	4,764,039

		11,372,954

Colorado–0.2%
Centerra Metropolitan District No 1 Series 2017 2.70%, 12/01/19(a)(b)	492	495,636

Connecticut–4.4%
Connecticut State Health & Educational Facilities Authority (Yale University) Series 2017B-2 5.00%, 7/01/37	3,000	3,217,020
State of Connecticut Series 2016A 5.00%, 3/15/19	5,935	6,110,735

		9,327,755

Delaware–0.7%
State of Delaware Series 2014B 5.00%, 7/01/18 (Pre-refunded/ETM)(a)	185	186,532
5.00%, 7/01/18	1,180	1,190,148

		1,376,680

District of Columbia–2.1%
Washington Metropolitan Area Transit Authority Series 2016A 5.00%, 7/01/18	4,265	4,301,466

Florida–3.0%
Florida State Board of Education (State of Florida) Series 2015D 5.00%, 6/01/18	3,015	3,032,246
Florida’s Turnpike Enterprise Series 2017A 5.00%, 7/01/20	1,000	1,071,660

Principal Amount (000)		U.S. $ Value

Overoaks Community Development District Series 2004B 5.125%, 5/01/09(a)(c)(d)(e)	$55	$4,675
Series 2010A-1 6.125%, 5/01/35(a)	30	30,038
Series 2010A-2 6.125%, 5/01/35(a)	60	60,075
Parkway Center Community Development District Series 2004B 7.00%, 5/01/23(a)	10	10,216
Seacoast Utility Authority Series 2016A 5.00%, 3/01/20	1,880	1,997,237

		6,206,147

Georgia–3.1%
Georgia State Road & Tollway Authority Series 2017B 5.00%, 6/01/19	2,000	2,075,280
State of Georgia Series 2009I 5.00%, 7/01/18	4,445	4,483,227

		6,558,507

Illinois–3.8%
Chicago Board of Education Series 2017D 5.00%, 12/01/20	1,000	1,043,190
Madison County Community Unit School District No 7 Edwardsville BAM Series 2017 4.00%, 12/01/18–12/01/20	4,925	5,070,609
State of Illinois Series 2017D 5.00%, 11/01/21	1,690	1,773,351

		7,887,150

Iowa–0.9%
City of Des Moines IA Series 2018A 5.00%, 6/01/21	1,675	1,836,788

Kentucky–1.3%
Kentucky Asset Liability Commission (Commonwealth of Kentucky Fed Hwy Grant) Series 2015A 5.00%, 9/01/23	1,000	1,136,620
Kentucky Turnpike Authority Series 2015B 5.00%, 7/01/18	1,500	1,512,570

		2,649,190

Louisiana–1.3%
Louisiana Public Facilities Authority (Tulane University) Series 2016A 5.00%, 12/15/19	2,515	2,646,912

Schedule of Investments—Short Duration Diversified Municipal Portfolio	1

Principal Amount (000)		U.S. $ Value

Maryland–0.5%
State of Maryland Series 2014A 5.00%, 3/01/19	$1,075	$1,108,411

Massachusetts–1.7%
Commonwealth of Massachusetts (Commonwealth of Massachusetts Transportation Fund Revenue) Series 2012 5.00%, 6/01/18	3,535	3,555,220

Michigan–4.3%
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System) Series 2012A 5.00%, 7/01/20	2,020	2,149,543
AGM Series 2006D 1.735% (LIBOR 3 Month + 0.60%), 7/01/32(f)	1,530	1,420,069
Michigan Finance Authority (City of Detroit MI) Series 2016C 5.00%, 4/01/20	2,690	2,824,339
Michigan Finance Authority (Detroit City School District) Series 2015A 5.00%, 5/01/18	2,560	2,566,733

		8,960,684

Minnesota–1.0%
Minnesota Public Facilities Authority (Minnesota Public Facilities Authority SRF) Series 2016A 5.00%, 3/01/19	2,130	2,196,009

Missouri–1.1%
Missouri State Environmental Improvement & Energy Resources Authority Series 2010B 5.00%, 7/01/23 (Pre-refunded/ETM)(a)	2,205	2,394,299

Nebraska–2.2%
City of Lincoln NE Electric System Revenue Series 2016 5.00%, 9/01/18	1,400	1,419,866
Lancaster County School District 001 Series 2016 5.00%, 1/15/20	2,955	3,126,567

		4,546,433

Nevada–0.6%
Las Vegas Valley Water District Series 2015A 4.00%, 6/01/18	1,305	1,310,285

Principal Amount (000)		U.S. $ Value

New Jersey–4.6%
County of Monmouth NJ Series 2017 5.00%, 7/15/20	$3,325	$3,570,418
New Jersey Economic Development Authority Series 2011G 5.00%, 9/01/20 (Pre-refunded/ETM)	1,720	1,846,317
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2011G 5.00%, 9/01/20	190	200,724
Series 2015X 5.00%, 6/15/19	3,000	3,098,130
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 6/15/19	1,000	1,032,710

		9,748,299

New York–2.6%
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2017A 5.00%, 2/15/20	2,960	3,137,541
New York Transportation Development Corp. (American Airlines, Inc.) Series 2016 5.00%, 8/01/18–8/01/19	2,335	2,380,118

		5,517,659

North Carolina–2.6%
City of Charlotte NC Water & Sewer System Revenue Series 2015 5.00%, 7/01/18	3,465	3,494,626
State of North Carolina Series 2017B 5.00%, 5/01/20	1,915	2,043,860

		5,538,486

Ohio–1.3%
Ohio Air Quality Development Authority (FirstEnergy Generation LLC) 5.625%, 6/01/18	210	184,750
State of Ohio Major New State Infrastrucure Project Series 20082008-1 5.50%, 6/15/20 (Pre-refunded/ETM)	2,500	2,519,975

		2,704,725

Oklahoma–0.8%
Oklahoma County Finance Authority 5.00%, 10/01/21(a)	1,500	1,636,815

2	Sanford C. Bernstein Fund, Inc.—2018 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Oregon–7.6%
City of Portland OR Sewer System Revenue Series 2016B 5.00%, 6/15/19	$5,540	$5,764,869
State of Oregon Department of Transportation (State of Oregon Department of Transportation Street & Highway) Series 2017B 5.00%, 11/15/19	6,500	6,850,155
Series 2017C 5.00%, 11/15/19	3,165	3,335,498

		15,950,522

Pennsylvania–6.7%
Commonwealth Financing Authority State Lease 5.00%, 6/01/21	535	576,409
Pennsylvania Economic Development Financing Authority (Commonwealth of Pennsylvania Unemployment) Series 2012A 5.00%, 7/01/18–7/01/19	6,090	6,243,640
Pennsylvania Infrastructure Investment Authority Series 2018A 5.00%, 1/15/21	4,390	4,772,062
Philadelphia Authority for Industrial Development (LLPCS Foundation) Series 2005A 4.60%, 7/01/15(a)(c)(d)(e)	65	650
Philadelphia Gas Works Co. Series 2015 4.00%, 8/01/18	2,485	2,504,433

		14,097,194

Texas–8.1%
Cypress-Fairbanks Independent School District Series 2016 5.00%, 2/15/20	4,000	4,241,440
Fort Worth Independent School District Series 2016 5.00%, 2/15/20	5,385	5,710,039
Texas Transportation Commission State Highway Fund Series 2015 4.00%, 10/01/18	2,500	2,530,425
5.00%, 10/01/23	2,150	2,457,557
University of Houston System Series 2017A 5.00%, 2/15/20	2,065	2,187,682

		17,127,143

Principal Amount (000)		U.S. $ Value

Virginia–1.2%
Virginia Public School Authority (Virginia Public School Authority State Lease) Series 2016A 5.00%, 8/01/19	$2,440	$2,547,506

Washington–10.2%
City of Seattle WA Water System Revenue Series 2015 5.00%, 5/01/21	2,890	3,162,007
Energy Northwest (Bonneville Power Administration) Series 2010A 5.00%, 7/01/18	3,875	3,907,860
Series 2011A 5.00%, 7/01/18	1,335	1,346,321
King County School District No 45 Bellevue Series 2015 5.00%, 12/01/18	1,225	1,252,746
King County School District No 415 Kent Series 2017 5.00%, 12/01/20	4,530	4,893,849
State of Washington Series 2017D 5.00%, 2/01/20	1,380	1,461,834
University of Washington Series 2018 5.00%, 4/01/21	5,055	5,521,425

		21,546,042

West Virginia–1.0%
State of West Virginia Series 2015A 5.00%, 6/01/18	2,180	2,192,252

Wisconsin–1.0%
State of Wisconsin Series 2011A 5.00%, 5/01/18	2,175	2,180,981

Total Long-Term Municipal Bonds (cost $180,635,059)		179,518,150

Short-Term Municipal Notes–11.9%
Georgia–0.6%
Georgia State Road & Tollway Authority Series 2017B 5.00%, 6/01/18	1,360	1,367,725

Idaho–4.4%
State of Idaho Series 2017 4.00%, 6/29/18	9,300	9,354,033

Massachusetts–0.8%
Commonwealth of Massachusetts Series 2017A 2.00%, 4/23/18	1,670	1,670,501

Schedule of Investments—Short Duration Diversified Municipal Portfolio	3

Principal Amount (000)		U.S. $ Value

Minnesota–2.3%
State of Minnesota Series 2017E 4.00%, 10/01/18	$4,825	$4,883,961

Pennsylvania–0.2%
Delaware County Industrial Development Authority 1.55%, 9/01/45(g)	325	325,000

Texas–1.8%
State of Texas Series 2017 4.00%, 8/30/18	3,695	3,732,209

Virginia–1.8%
Virginia Commonwealth Transportation Board (Virginia Commonwealth Transportation Board State Lease) Series 2017
5.00%, 5/15/18	2,000	2,008,160
Series 2017B 5.00%, 5/15/18	1,810	1,817,385

		3,825,545

Total Short-Term Municipal Notes (cost $25,200,926)		25,158,974

Total Municipal Obligations (cost $205,835,985)		204,677,124

SHORT-TERM INVESTMENTS–0.3%
Time Deposit–0.3%
State Street Time Deposit 0.28%, 4/02/18 (cost $549,324)	549	549,324

Total Investments—97.5% (cost $206,385,309)		205,226,448

Other assets less liabilities—2.5%		5,223,124

Net Assets—100.0%		$210,449,572

(a)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2018, the market value of this security amounted to $495,636 or 0.2% of net assets.
(c)	Illiquid security.
(d)	Non-income producing security.
(e)	Defaulted matured security.
(f)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2018.
(g)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of March 31, 2018, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 3.2% and 0.0%, respectively.

Glossary:

AGM—Assured Guaranty Municipal

BAM—Build American Mutual

ETM—Escrowed to Maturity

SRF—State Revolving Fund

See notes to financial statements.

4	Sanford C. Bernstein Fund, Inc.—2018 Semi-Annual Report

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Diversified Municipal Portfolio

March 31, 2018 (Unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–99.7%
Long-Term Municipal Bonds–94.2%
Alabama–0.6%
Alabama Federal Aid Highway Finance Authority Series 2012 5.00%, 9/01/24 (Pre-refunded/ETM)	$18,230	$20,494,895
Series 2015 5.00%, 9/01/25	1,390	1,608,008
Alabama Public School & College Authority Series 2014B 5.00%, 1/01/22	3,200	3,547,008
Birmingham Airport Authority (Birmingham-Shuttlesworth Intl Airport) AGM Series 2010 6.00%, 7/01/21	5,510	6,008,986
Water Works Board of the City of Birmingham (The) Series 2010A 5.00%, 1/01/21–1/01/22	13,295	14,380,588

		46,039,485

Alaska–0.8%
Municipality of Anchorage AK Series 2015B 5.00%, 9/01/21–9/01/24	12,935	14,540,137
Series 2015C 5.00%, 9/01/22–9/01/24	7,370	8,372,713
Series 2015D 5.00%, 9/01/21	3,565	3,919,611
State of Alaska Series 2016A 5.00%, 8/01/22–8/01/27	26,905	31,042,120

		57,874,581

Arizona–2.0%
Arizona Board of Regents COP (University of Arizona COP) Series 2012C 5.00%, 6/01/25	2,365	2,617,937
Arizona Department of Transportation State Highway Fund Revenue Series 2011A 5.00%, 7/01/24–7/01/25	17,210	18,819,346

Principal Amount (000)		U.S. $ Value

Arizona Health Facilities Authority (HonorHealth) Series 2014A 5.00%, 12/01/23–12/01/24	$2,770	$3,157,846
Arizona Transportation Board (Arizona Transportation Board Excise Tax) Series 2016 5.00%, 7/01/20	3,095	3,318,180
City of Glendale AZ (City of Glendale AZ Excise Tax) Series 2015A 5.00%, 7/01/23–7/01/26	33,315	38,278,953
City of Phoenix Civic Improvement Corp. Series 2010A 5.00%, 7/01/21 (Pre-refunded/ETM)	4,085	4,375,852
Series 2017A 5.00%, 7/01/29	3,945	4,608,904
City of Phoenix Civic Improvement Corp. (Phoenix Sky Harbor International Airport) Series 2010A 5.00%, 7/01/20	3,140	3,362,124
Series 2010C 5.00%, 7/01/23–7/01/25	19,665	20,997,059
County of Maricopa AZ COP Series 2015 5.00%, 7/01/18	3,290	3,317,735
Salt River Project Agricultural Improvement & Power District Series 2017A 5.00%, 1/01/29–1/01/31	22,310	26,896,908
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.25%, 12/01/21	1,430	1,577,261
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017B 4.00%, 10/01/23(a)	9,215	9,245,409

		140,573,514

California–6.9%
California Econ Recovery Series 2009A 5.00%, 7/01/19 (Pre-refunded/ETM)	16,765	17,481,201
5.00%, 7/01/20 (Pre-refunded/ETM)	5,675	5,917,436
5.25%, 7/01/21 (Pre-refunded/ETM)	2,735	2,860,208

Schedule of Investments—Diversified Municipal Portfolio	5

Principal Amount (000)		U.S. $ Value

California State Public Works Board (California State Public Works Board Lease) Series 2014B 5.00%, 10/01/28	$1,225	$1,403,580
Series 2016 5.00%, 4/01/28–11/01/28	21,990	25,955,547
City of Los Angeles Department of Airports (Los Angeles Intl Airport) Series 2010D 5.00%, 5/15/22–5/15/23	24,415	26,069,133
Fresno Unified School District NATL Series 2002A 6.00%, 2/01/20	3,255	3,505,147
Sacramento City Financing Authority (Sacramento City Financing Authority Lease) Series 1993B 5.40%, 11/01/20	545	574,005
San Francisco City & County Airport Comm-San Francisco International Airport (San Francisco Intl Airport) Series 2009E 5.25%, 5/01/22–5/01/23	10,380	10,782,136
Series 2011C 5.00%, 5/01/22	5,880	6,413,139
NATL Series 2006-32F 5.25%, 5/01/18	3,700	3,711,100
State of California Series 2008 5.00%, 4/01/18	5,000	5,000,000
Series 2009 5.25%, 10/01/20	5,085	5,368,082
Series 2013 5.00%, 11/01/24–11/01/25	43,465	49,953,989
Series 2014 5.00%, 5/01/25–5/01/29	130,465	149,861,753
Series 2015 5.00%, 8/01/22	15,765	17,750,917
State of California Department of Water Resources Power Supply Revenue Series 2010L 5.00%, 5/01/18–5/01/19	155,220	159,996,397

		492,603,770

Colorado–1.0%
Centerra Metropolitan District No 1 Series 2017 5.00%, 12/01/29(a)	12,180	13,170,599
City & County of Broomfield CO COP Series 2010 5.00%, 12/01/18 (Pre-refunded/ETM)	5,215	5,333,485
5.00%, 12/01/20 (Pre-refunded/ETM)	3,820	4,142,370

Principal Amount (000)		U.S. $ Value

City & County of Denver CO Airport System Revenue Series 2016A 5.00%, 11/15/23	$4,085	$4,681,492
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2010A 5.00%, 11/15/21–11/15/22	14,155	15,260,086
Series 2011A 5.50%, 11/15/19	2,290	2,425,110
Series 2012A 5.00%, 11/15/22	1,025	1,144,587
City & County of Denver Co. Airport System Revenue (Denver Intl Airport) Series 2010A 5.00%, 11/15/23	5,530	5,956,639
Series 2012A 5.00%, 11/15/24	5,605	6,240,719
PV Water & Sanitation Metropolitan District Series 2006 Zero Coupon, 12/15/17(b)(c)(d)	13,168	2,765,280
Regional Transportation District (Denver Transit Partners LLC) Series 2010 5.00%, 1/15/21	2,800	2,991,688
5.25%, 1/15/24–7/15/24	7,745	8,244,064
Stapleton Development Corp. (Denver Urban Renewal Authority) Series 2015B 5.00%, 12/01/19	1,185	1,248,552

		73,604,671

Connecticut–3.2%
City of Bridgeport CT Series 2017A 5.00%, 11/01/23–11/01/28	2,420	2,662,129
Series 2017B 5.00%, 8/15/25–8/15/27	12,950	14,420,045
Series 2017C 5.00%, 8/15/24–8/15/28	8,950	9,930,133
Connecticut State Health & Educational Facilities Authority (Yale University) Series 2017B-2 5.00%, 7/01/37	22,840	24,492,246
State of Connecticut Series 2013A 5.00%, 10/15/21	3,370	3,657,966
Series 2014A 5.00%, 3/01/28	6,360	6,950,462
Series 2015B 5.00%, 6/15/32	7,345	8,050,267
Series 2015F 5.00%, 11/15/27	1,570	1,754,004

6	Sanford C. Bernstein Fund, Inc.—2018 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Series 2016A 5.00%, 3/15/20–3/15/29	$68,735	$74,777,463
Series 2016B 5.00%, 5/15/21	17,090	18,405,588
Series 2016E 5.00%, 10/15/24–10/15/25	20,025	22,429,024
Series 2016G 5.00%, 11/01/19	4,845	5,067,240
Series 2017A 5.00%, 4/15/22	8,450	9,221,738
Series 2017B 5.00%, 4/15/28	2,515	2,861,517
State of Connecticut Clean Water Fund–State Revolving Fund Series 2017A 5.00%, 5/01/29–5/01/31	12,000	14,206,110
State of Connecticut Special Tax Revenue Series 2012 5.00%, 1/01/22–1/01/24	8,575	9,409,858

		228,295,790

Delaware–0.1%
Delaware River & Bay Authority Series 2014C 5.00%, 1/01/26–1/01/27	5,470	6,141,177

District of Columbia–1.3%
District of Columbia Series 2013A 5.00%, 6/01/25–6/01/27	59,115	66,965,542
District of Columbia (District of Columbia Pers Income Tax) Series 2012C 5.00%, 12/01/26	5,545	6,234,299
Metropolitan Washington Airports Authority Series 2008A 5.50%, 10/01/18	6,910	7,035,624
Series 2010F-1 5.00%, 10/01/20	11,905	12,863,591

		93,099,056

Florida–6.5%
Brevard County School District COP Series 2013A 5.00%, 7/01/21–7/01/22	15,275	16,929,062
Citizens Property Insurance Corp. Series 2011A 5.00%, 6/01/20	6,640	7,076,580
Series 2011A-1 5.00%, 6/01/19	15,975	16,566,874
Series 2012A 5.00%, 6/01/22	27,105	30,140,489
Series 2012A-1 5.00%, 6/01/20–6/01/21	20,875	22,399,273
Series 2015A 5.00%, 6/01/22	1,795	1,974,805

Principal Amount (000)		U.S. $ Value

City of Tampa FL Water & Wastewater System Revenue Series 2011 5.00%, 10/01/26	$3,895	$4,288,862
Collier County School Board COP Series 2015 5.00%, 2/15/19	8,560	8,802,590
County of Broward FL Airport System Revenue (Fort Lauderdale Hollywood Intl Airport) Series 2012Q 5.00%, 10/01/23	5,000	5,575,600
County of Lee FL Airport Revenue (Southwest Florida Intl Airport) Series 2011A 5.50%, 10/01/23–10/01/24	13,095	14,459,049
5.625%, 10/01/25	2,550	2,812,624
County of Miami-Dade FL Series 2015A 5.00%, 11/01/20–11/01/21	7,205	7,880,101
Series 2015B 5.00%, 7/01/22	3,715	4,151,773
County of Miami-Dade FL Aviation Revenue Series 2015A 5.00%, 10/01/22–10/01/24	4,975	5,606,266
Durbin Crossing Community Development District Series 2006-1 5.25%, 11/01/15(b)(c)(d)	985	93,575
Duval County School Board COP Series 2015B 5.00%, 7/01/26	4,280	4,935,782
Florida Department of Environmental Protection Series 2011B 5.00%, 7/01/20	7,645	8,187,566
Series 2012A 5.00%, 7/01/22	10,225	11,436,049
Florida Department of Management Services (Florida Department of Management Services State Lease) Series 2017A 5.00%, 9/01/18	11,835	12,004,951
Florida Municipal Power Agency Series 2015B 5.00%, 10/01/24–10/01/28	3,765	4,362,602
Florida State Board of Education (State of Florida) Series 2014A 5.00%, 6/01/22	3,545	3,972,031
Series 2014B 5.00%, 6/01/18	1,135	1,141,492
Series 2017F 5.00%, 6/01/21	2,775	3,042,121

Schedule of Investments—Diversified Municipal Portfolio	7

Principal Amount (000)		U.S. $ Value

Florida’s Turnpike Enterprise Series 2016B 5.00%, 7/01/21–7/01/22	$11,640	$12,856,236
Greater Orlando Aviation Authority Series 2017A 5.00%, 10/01/29–10/01/31	13,335	15,400,368
Hillsborough County School Board (Hillsborough County School Board Sales Tax) AGM Series 2015 5.00%, 10/01/23	2,650	3,012,917
Hillsborough County School Board COP Series 2015 5.00%, 7/01/26	1,480	1,709,933
Hollywood Community Redevelopment Agency Series 2015 5.00%, 3/01/20–3/01/23	7,245	7,811,793
JEA Water & Sewer System Revenue Series 2014A 5.00%, 10/01/25 (Pre-refunded/ETM)	1,565	1,803,193
5.00%, 10/01/25	1,495	1,734,350
Series 2017A 5.00%, 10/01/26–10/01/27	43,620	51,914,183
Manatee County School District COP Series 2016A 5.00%, 7/01/28–7/01/29	14,010	15,623,429
Martin County Industrial Development Authority (Indiantown Cogeneration LP) Series 2013 4.20%, 12/15/25(a)	11,765	11,995,006
North Broward Hospital District Series 2017B 5.00%, 1/01/28–1/01/30	8,410	9,350,770
Orange County School Board COP Series 2014A 5.00%, 8/01/28 (Pre-refunded/ETM)	25,075	29,232,686
5.00%, 8/01/29 (Pre-refunded/ETM)	21,280	24,808,437
Overoaks Community Development District Series 2004B 5.125%, 5/01/09(b)(c)(d)	510	43,350
Series 2010A-1 6.125%, 5/01/35	210	210,265
Series 2010A-2 6.125%, 5/01/35	475	475,599
Parkway Center Community Development District Series 2004B 7.00%, 5/01/23	240	245,194

Principal Amount (000)		U.S. $ Value

Reedy Creek Improvement District Series 2013A 5.00%, 6/01/21	$1,820	$1,993,428
Sarasota County School Board COP Series 2010B 5.00%, 7/01/18	2,350	2,370,280
South Broward Hospital District Series 2015 5.00%, 5/01/27	3,350	3,804,025
South Miami Health Facilities Authority (Baptist Health South Florida Obligated Group) Series 2017 5.00%, 8/15/31	5,000	5,771,400
St Lucie County School Board (St Lucie County School Board Sales Tax) AGM Series 2015 5.00%, 10/01/22	3,150	3,504,060
State of Florida Series 2012B 5.00%, 7/01/18	8,460	8,532,756
State of Florida Lottery Revenue Series 2016B 5.00%, 7/01/18	3,130	3,157,012
Series 2017A 5.00%, 7/01/25–7/01/26	33,605	39,881,667
Tampa Bay Water Series 2011A 5.00%, 10/01/23	2,050	2,254,385
Tampa Sports Authority (Tampa Sports Authority Sales Tax) Series 2015 5.00%, 1/01/21	3,490	3,779,844
Tohopekaliga Water Authority Series 2016 5.00%, 10/01/24–10/01/25	4,750	5,548,985

		466,665,668

Georgia–1.6%
City of Atlanta Department of Aviation (Hartsfield Jackson Atlanta Intl Airport) Series 2010B 5.00%, 1/01/20–1/01/22	22,650	23,894,982
Series 2010C 5.00%, 1/01/19	5,000	5,123,300
5.25%, 1/01/20	6,500	6,886,685
5.50%, 1/01/21	7,500	8,231,100
5.75%, 1/01/22–1/01/23	20,000	22,158,060
5.875%, 1/01/24	2,925	3,243,503
Series 2014A 5.00%, 1/01/28	12,250	13,906,935
City of Atlanta GA Series 2015 5.00%, 12/01/18	2,550	2,607,757

8	Sanford C. Bernstein Fund, Inc.—2018 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Forsyth County School District Series 2013 5.00%, 2/01/21	$1,625	$1,769,105
Glynn County School District Series 2016 5.00%, 8/01/18	1,195	1,208,587
Gwinnett County School District Series 2016 3.00%, 2/01/19	12,430	12,580,652
Main Street Natural Gas, Inc. (Royal Bank of Canada) Series 2018A 4.00%, 4/01/48	10,910	11,613,695

		113,224,361

Hawaii–0.9%
City & County Honolulu HI Wastewater System Revenue Series 2009A 5.00%, 7/01/21 (Pre-refunded/ETM)	3,690	3,840,626
5.00%, 7/01/22 (Pre-refunded/ETM)	3,210	3,343,054
Series 2010A 5.00%, 7/01/24	16,500	17,603,190
State of Hawaii Series 2015E 5.00%, 10/01/22–10/01/23	28,840	32,739,743
Series 2016F 5.00%, 10/01/20–10/01/25	9,755	11,081,289

		68,607,902

Idaho–0.1%
Idaho Housing & Finance Association (State of Idaho Fed Hwy Grant) Series 2015A 5.00%, 7/15/21–7/15/23	6,915	7,675,809

Illinois–4.8%
Chicago Board of Education Series 2017F 5.00%, 12/01/23	7,000	7,449,610
Chicago O’Hare International Airport Series 2016C 5.00%, 1/01/27	3,020	3,479,584
Chicago Transit Authority Series 2017 5.00%, 6/01/22	7,460	8,195,009
County of Du Page IL Series 1993 5.60%, 1/01/21	3,690	3,929,813
Illinois Finance Authority (Adventist Health System/Sunbelt Obligated Group) NATL Series 1997B 4.663%, 1/01/19(e) CPIYOYX + 2.10%	3,145	3,190,162

Principal Amount (000)		U.S. $ Value

Illinois Finance Authority (OSF Healthcare System Obligated Group) Series 2015A 5.00%, 11/15/20–11/15/28	$4,745	$5,230,491
Illinois Municipal Electric Agency Series 2015A 5.00%, 2/01/27–2/01/29	42,820	48,855,237
Illinois State Toll Highway Authority Series 2014A 5.00%, 12/01/20–12/01/22	33,375	36,637,866
Series 2014D 5.00%, 1/01/23	1,165	1,306,687
Metropolitan Pier & Exposition Authority Series 2012B 5.00%, 12/15/20–12/15/28	24,425	25,595,977
5.00%, 6/15/23 (Pre-refunded/ETM)	565	630,280
Metropolitan Water Reclamation District of Greater Chicago Series 2015D 5.00%, 12/01/20	8,320	8,974,701
Railsplitter Tobacco Settlement Authority Series 2017 5.00%, 6/01/22	9,240	10,158,733
Regional Transportation Authority (Regional Transportation Authority Sales Tax) NATL Series 1994C 7.75%, 6/01/20	560	598,119
State of Illinois Series 2010 5.00%, 1/01/19	10,000	10,169,500
Series 2012 5.00%, 8/01/21–8/01/25	22,260	23,115,357
Series 2013 5.00%, 7/01/19–7/01/20	12,290	12,653,131
5.50%, 7/01/24	5,405	5,803,294
Series 2013A 5.00%, 4/01/23	4,390	4,584,916
Series 2014 5.00%, 5/01/22–5/01/27	45,185	47,060,802
Series 2016 5.00%, 2/01/22–2/01/24	24,835	25,887,415
Series 2017A 5.00%, 12/01/24	8,590	8,970,022
Series 2017D 5.00%, 11/01/24	32,725	34,176,681
State of Illinois (State of Illinois Ded Tax) AMBAC Series 1991 6.25%, 12/15/20	1,245	1,295,634

Schedule of Investments—Diversified Municipal Portfolio	9

Principal Amount (000)		U.S. $ Value

State of Illinois (State of Illinois Sales Tax) Series 2016A 4.00%, 6/15/19	$5,090	$5,213,636
Series 2016C 5.00%, 6/15/22	2,525	2,781,464
Town of Cortland IL (Town of Cortland IL Spl Tax) Series 2006 5.50%, 3/01/17(b)(c)(d)	5,078	997,827

		346,941,948

Iowa–0.1%
Iowa Finance Authority (Iowa Finance Authority SRF) Series 2015 5.00%, 8/01/18	5,610	5,674,571

Kansas–0.3%
City of Junction City KS Series 2016A 5.00%, 9/01/20–9/01/23	14,160	15,610,089
City of Wichita KS Water & Sewer Utility Revenue Series 2016B 5.00%, 10/01/18–10/01/19	5,255	5,405,416

		21,015,505

Kentucky–2.0%
Kentucky Economic Development Finance Authority (Baptist Healthcare System Obligated Group) Series 2017B 5.00%, 8/15/29	1,000	1,121,420
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017A 5.00%, 6/01/28–6/01/30	8,620	9,576,978
Kentucky Public Energy Authority (Morgan Stanley) Series 2018A 4.00%, 4/01/48	87,215	92,854,322
Kentucky Turnpike Authority Series 2012A 5.00%, 7/01/26 (Pre-refunded/ETM)	8,490	9,513,894
Series 2016A 5.00%, 7/01/21–7/01/27	19,425	22,197,989
Louisville & Jefferson County Metropolitan Sewer District Series 2017A 5.00%, 5/15/19	5,730	5,938,801

		141,203,404

Principal Amount (000)		U.S. $ Value

Louisiana–0.5%
Consolidated Government of the City of Baton Rouge & Parish of East Baton Rouge (City of Baton Rouge/Parish of East Baton Rouge LA Sales Tax) Series 2015 5.00%, 8/01/27–8/01/28	$8,985	$10,313,634
Louisiana Local Government Environmental Facilities & Community Development Auth Series 2010 5.00%, 10/01/21 (Pre-refunded/ETM)	6,415	6,918,449
5.00%, 10/01/25 (Pre-refunded/ETM)	2,000	2,156,960
Series 2010A 5.00%, 10/01/23 (Pre-refunded/ETM)	7,720	8,325,866
Orange Grove Community Development District Series 2006 5.30%, 11/01/21(b)(d)(f)	1,695	288,150
St Tammany Parish Finance Authority (Christwood) Series 2015 5.25%, 11/15/29	1,200	1,309,704
State of Louisiana Gasoline & Fuels Tax Revenue Series 2015B 5.00%, 5/01/25	3,250	3,785,470

		33,098,233

Maine–0.0%
Maine Municipal Bond Bank Series 2014A 5.00%, 9/01/25	1,000	1,140,230

Maryland–1.0%
City of Baltimore MD Series 2017B 5.00%, 10/15/24–10/15/27	26,185	31,072,123
City of Baltimore MD (Baltimore Hotel Corp.) Series 2017 5.00%, 9/01/25–9/01/26	2,000	2,297,970
County of Anne Arundel MD Series 2013 5.00%, 4/01/20	4,415	4,701,313
State of Maryland Series 2014B 5.00%, 8/01/20	17,930	19,265,785
Series 2016E 5.00%, 6/01/19	10,240	10,638,746
University System of Maryland Series 2017A 5.00%, 4/01/21	1,125	1,229,827

		69,205,764

10	Sanford C. Bernstein Fund, Inc.—2018 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Massachusetts–2.4%
Commonwealth of Massachusetts Series 2013A 5.00%, 4/01/18	$2,060	$2,060,000
Series 2013B 5.00%, 8/01/20	26,465	28,430,555
Series 2014C 5.00%, 8/01/20	1,045	1,122,612
Series 2016B 5.00%, 7/01/23	3,865	4,412,554
Series 2017C 5.00%, 10/01/22–10/01/26	30,895	35,934,074
AGM Series 2006C 2.951%, 11/01/19(e) CPIYOYX + 0.88%	1,815	1,831,571
NATL Series 2000F 2.611%, 12/01/30(g)	6,700	6,680,436
NATL Series 2000E 2.551%, 12/01/30(g)	7,750	7,727,370
Commonwealth of Massachusetts (Commonwealth of Massachusetts Fuel Tax) Series 2013 5.00%, 6/15/20	1,040	1,112,145
Series 2014 5.00%, 6/15/20	7,170	7,667,383
Massachusetts Development Finance Agency (Partners Healthcare System, Inc.) Series 2017S 5.00%, 7/01/25–7/01/31	49,110	57,721,828
Massachusetts Health & Educational Facilities Authority (President & Fellows of Harvard College) Series 1991N 6.25%, 4/01/20	2,820	3,072,898
Massachusetts School Building Authority (Massachusetts School Building Authority Sales Tax) Series 2012A 5.00%, 8/15/22–8/15/23	10,680	12,000,860

		169,774,286

Michigan–3.2%
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System) Series 2012A 5.00%, 7/01/19–7/01/20	20,980	21,942,790
Great Lakes Water Authority (Great Lakes Water Authority Water Supply System) Series 2016C 5.00%, 7/01/24–7/01/25	12,505	14,314,261

Principal Amount (000)		U.S. $ Value

Lake Orion Community School District Series 2016 5.00%, 5/01/24	$2,915	$3,339,424
Michigan Finance Authority (City of Detroit MI Income Tax) Series 2015F 3.40%, 10/01/20	500	508,510
3.60%, 10/01/21	500	512,725
3.80%, 10/01/22	500	515,000
3.875%, 10/01/23	2,000	2,057,360
4.00%, 10/01/24	3,000	3,148,710
4.50%, 10/01/29	12,065	12,774,784
Michigan Finance Authority (Great Lakes Water Authority Sewage Disposal System) AGM Series 2014C 5.00%, 7/01/25–7/01/27	39,940	45,110,683
Michigan Finance Authority (Great Lakes Water Authority Water Supply System) AGM Series 2014D2 5.00%, 7/01/24–7/01/27	54,330	61,448,750
Michigan Finance Authority (Public Lighting Authority) Series 2014B 5.00%, 7/01/27	4,990	5,485,607
Michigan Finance Authority (Trinity Health Credit Group) Series 2015 5.00%, 12/01/23–12/01/25	13,075	15,043,271
5.50%, 12/01/26–12/01/27	7,220	8,588,813
South Lyon Community Schools Series 2016 5.00%, 5/01/22	3,060	3,402,475
State of Michigan Trunk Line Revenue Series 2009 5.00%, 11/01/19–11/01/23	11,510	12,092,789
University of Michigan Series 2017A 5.00%, 4/01/20	1,670	1,779,318
Walled Lake Consolidated School District Series 2015 5.00%, 5/01/20	4,635	4,929,230
Wayne State University Series 2009A 5.00%, 11/15/21 (Pre-refunded/ETM)	1,190	1,251,166
5.00%, 11/15/21–11/15/23	6,125	6,412,476
5.00%, 11/15/22 (Pre-refunded/ETM)	4,380	4,605,132
5.00%, 11/15/23 (Pre-refunded/ETM)	2,405	2,528,617

		231,791,891

Schedule of Investments—Diversified Municipal Portfolio	11

Principal Amount (000)		U.S. $ Value

Minnesota–0.4%
City of Minneapolis MN Series 2017 4.00%, 12/01/19	$7,710	$8,004,213
State of Minnesota Series 2015B 5.00%, 8/01/22	3,745	4,210,129
Series 2016B 5.00%, 8/01/19	10,000	10,439,300
Stillwater Independent School District No. 834 Series 2015A 5.00%, 2/01/24	4,190	4,811,000

		27,464,642

Missouri–0.2%
Cape Girardeau County Industrial Development Authority (SoutheastHEALTH Obligated Group) Series 2017A 5.00%, 3/01/25–3/01/28	2,820	3,140,463
City of Springfield MO Public Utility Revenue Series 2012 5.00%, 12/01/18–12/01/19	7,290	7,494,598
Missouri Joint Municipal Electric Utility Commission Series 2014 5.00%, 1/01/25	2,630	3,018,056

		13,653,117

Montana–0.2%
Montana Facility Finance Authority (Benefis Health System Obligated Group) Series 2016 5.00%, 2/15/25–2/15/28	15,015	17,398,819

Nevada–3.6%
City of Las Vegas NV Series 2015C 5.00%, 9/01/20–9/01/26	18,625	20,809,582
Clark County School District Series 2008A
5.00%, 6/15/21 (Pre-refunded/ETM)	5,000	5,035,000
Series 2015A 5.00%, 6/15/18	70,485	70,959,364
Series 2015B 5.00%, 6/15/22	17,785	19,741,528
Series 2016D 5.00%, 6/15/24	26,915	30,590,782
County of Clark Department of Aviation (Las Vegas-McCarran International Airport) AGM Series 2009C 5.00%, 7/01/24	9,175	9,543,743

Principal Amount (000)		U.S. $ Value

County of Clark NV Series 2015A 5.00%, 7/01/18	$8,955	$9,031,565
Series 2016A 5.00%, 11/01/24	7,080	8,221,863
Series 2016B 5.00%, 11/01/18–11/01/23	26,280	28,763,908
Series 2017 5.00%, 6/01/24	6,500	7,502,625
County of Clark NV (County of Clark NV Fuel Tax) Series 2011 5.00%, 7/01/19	8,390	8,734,577
Las Vegas Valley Water District Series 2015B 4.00%, 12/01/18	4,240	4,308,561
Series 2016B 5.00%, 6/01/28	4,590	5,413,676
State of Nevada Series 2014A 5.00%, 4/01/21	15,245	16,628,331
Series 2015D 5.00%, 4/01/23	10,205	11,544,304

		256,829,409

New Jersey–5.8%
New Jersey Economic Development Authority Series 2011EE 5.00%, 9/01/20 (Pre-refunded/ETM)	4,640	4,992,176
5.50%, 9/01/21 (Pre-refunded/ETM)	990	1,088,970
Series 2011G 5.00%, 9/01/20 (Pre-refunded/ETM)	2,605	2,796,311
Series 2013NN 5.00%, 3/01/20 (Pre-refunded/ETM)	1,530	1,623,330
New Jersey Economic Development Authority (College Avenue Redevelopment Associates LLC) Series 2013 5.00%, 6/15/25–6/15/26	4,500	5,087,145
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2011EE 5.00%, 9/01/20	1,720	1,817,077
5.50%, 9/01/21	370	397,410
Series 2011G 5.00%, 9/01/20	290	306,368
Series 2013 5.00%, 3/01/20	13,965	14,596,218

12	Sanford C. Bernstein Fund, Inc.—2018 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Series 2014P 5.00%, 6/15/20	$1,425	$1,499,499
Series 2014U 5.00%, 6/15/20–6/15/21	14,200	15,078,824
Series 2015X 5.00%, 6/15/19	10,585	10,931,235
Series 2017B 5.00%, 11/01/20–11/01/21	33,960	36,336,634
Series 2018A 5.00%, 6/15/32–6/15/33	11,055	11,956,443
Series 2018C 5.00%, 6/15/32–6/15/33	4,995	5,406,233
AMBAC Series 2005K 5.25%, 12/15/20	2,340	2,505,649
New Jersey Economic Development Authority (NYNJ Link Borrower LLC) Series 2013 5.00%, 1/01/22	1,075	1,172,470
5.50%, 1/01/26–1/01/27	2,000	2,276,560
New Jersey Economic Development Authority (Port Newark Container Terminal LLC) Series 2017 5.00%, 10/01/21–10/01/25	9,515	10,495,190
New Jersey Environmental Infrastructure Trust Series 2015 5.00%, 9/01/20–9/01/22	23,625	26,005,948
New Jersey Health Care Facilities Financing Authority (New Jersey Health Care Facilities Financing Authority State Lease) Series 2017 5.00%, 10/01/24–10/01/26	11,055	12,107,013
New Jersey Health Care Facilities Financing Authority (Trinitas Regional Medical Center Obligated Group) Series 2017A 5.00%, 7/01/20–7/01/21	3,750	4,018,747
New Jersey Transit Corp. Series 2014A 5.00%, 9/15/19–9/15/21	44,100	46,446,871
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2006A 5.25%, 12/15/20	3,730	3,985,990
5.50%, 12/15/21	6,155	6,730,431
Series 2011B 5.00%, 6/15/20	1,310	1,378,487
Series 2013A 5.00%, 6/15/20	3,960	4,167,029

Principal Amount (000)		U.S. $ Value

New Jersey Turnpike Authority Series 2012B 5.00%, 1/01/26–1/01/27	$12,700	$14,087,032
Series 2014A 5.00%, 1/01/27–1/01/29	75,940	86,160,143
Series 2014C 5.00%, 1/01/24	14,720	16,778,739
Series 2017B 5.00%, 1/01/29–1/01/31	39,985	47,102,940
AGM Series 2005D-3 5.25%, 1/01/26	14,770	17,421,363

		416,754,475

New York–12.7%
City of New York NY Series 2009C 5.00%, 8/01/20–8/01/22	15,190	15,841,013
Series 2010B 5.00%, 8/01/19	12,225	12,757,154
Series 2013B 5.00%, 8/01/19	34,575	36,080,050
Series 2013I 5.00%, 8/01/19	7,260	7,576,028
Series 2013J 5.00%, 8/01/19–8/01/20	16,575	17,342,673
Series 2014A 5.00%, 8/01/27	1,130	1,295,771
Series 2015A 5.00%, 8/01/22–8/01/23	12,040	13,520,116
Series 2015B 5.00%, 8/01/23	6,370	7,251,544
County of Nassau NY Series 2017C 5.00%, 10/01/26	8,840	10,352,170
Metropolitan Transportation Authority Series 2012D 5.00%, 11/15/28	6,890	7,655,548
Series 2012E 5.00%, 11/15/24 (Pre-refunded/ETM)	6,055	6,857,832
Series 2012F 5.00%, 11/15/22–11/15/26	55,610	62,051,184
Series 2012H 5.00%, 11/15/26 (Pre-refunded/ETM)	3,335	3,777,188
5.00%, 11/15/26	2,730	3,053,587
Series 2013B 5.00%, 11/15/26 (Pre-refunded/ETM)	9,505	10,963,447
Series 2014A 5.00%, 11/15/26 (Pre-refunded/ETM)	4,205	4,850,215
5.00%, 11/15/27 (Pre-refunded/ETM)	4,040	4,659,898
Series 2014C 5.00%, 11/15/27 (Pre-refunded/ETM)	5,000	5,864,300

Schedule of Investments—Diversified Municipal Portfolio	13

Principal Amount (000)		U.S. $ Value

Series 2017C 5.00%, 11/15/30–11/15/31	$79,840	$93,741,987
AGC Series 2003B 5.25%, 11/15/20	8,415	9,144,581
Metropolitan Transportation Authority (Metropolitan Transportation Authority Ded Tax) Series 2012A 5.00%, 11/15/27	4,505	5,053,664
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2011A 5.00%, 11/01/22–11/01/25	34,430	38,090,336
Series 2011C 5.00%, 11/01/19–11/01/25	23,420	25,591,808
Series 2012A 5.00%, 8/01/25	12,345	13,774,921
Series 2012B 5.00%, 11/01/23–11/01/26	55,535	62,365,410
Series 2012E 5.00%, 11/01/21	8,545	9,456,922
Series 2015C 5.00%, 11/01/18	2,090	2,131,654
Series 2017 5.00%, 11/01/26	5,570	6,629,525
Series 2017B 5.00%, 8/01/30–8/01/31	18,535	21,866,665
New York State Dormitory Authority Series 2009G 5.00%, 3/15/19 (Pre-refunded/ETM)	2,900	2,993,699
5.00%, 3/15/20 (Pre-refunded/ETM)	8,465	8,738,504
5.00%, 3/15/21 (Pre-refunded/ETM)	2,500	2,580,775
New York State Dormitory Authority (New York State Dormitory Authority Lease) Series 2009A 5.00%, 7/01/19–7/01/24	25,150	26,183,899
New York State Dormitory Authority (New York University) NATL Series 1998A 6.00%, 7/01/18	2,865	2,896,458
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2011E 5.00%, 8/15/21	3,880	4,275,721
Series 2012A 5.00%, 12/15/22	20,745	23,453,260
Series 2012B 5.00%, 3/15/22	21,800	24,280,622
Series 2013A 5.00%, 2/15/20	4,635	4,913,007

Principal Amount (000)		U.S. $ Value

Series 2014C 5.00%, 3/15/27	$2,015	$2,302,641
Series 2017A 5.00%, 2/15/21	70,310	76,526,107
Series 2017B 5.00%, 2/15/29	17,975	21,343,155
New York State Energy Research & Development Authority (Consolidated Edison Co. of New York, Inc.) AMBAC Series 2001A 2.215%, 5/01/34(g)	6,800	6,527,728
AMBAC Series 2001B 2.451%, 10/01/36(g)	11,000	10,559,230
2.589%, 10/01/36(g)	11,425	10,967,200
XLCA Series 2004A 2.187%, 1/01/39(g)	10,000	9,599,400
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2012A 5.00%, 4/01/23	17,940	20,032,880
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2013A 5.00%, 5/01/19	3,055	3,163,178
New York State Thruway Authority (New York State Thruway Authority Service Contract) Series 2009 5.00%, 4/01/18	10,000	10,000,000
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2013C 5.00%, 3/15/25–3/15/26	63,625	71,750,681
Series 2013D 5.00%, 3/15/23	32,000	36,244,480
Series 2016A 5.00%, 3/15/24	4,010	4,616,031
New York Transportation Development Corp. (American Airlines, Inc.) Series 2016 5.00%, 8/01/19	4,100	4,236,161
Port Authority of New York & New Jersey Series 2013-178 5.00%, 12/01/28	3,335	3,722,060

		911,504,068

North Carolina–0.2%
North Carolina Eastern Municipal Power Agency Series 1988A 6.00%, 1/01/26 (Pre-refunded/ETM)	1,720	1,971,653

14	Sanford C. Bernstein Fund, Inc.—2018 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Series 2012B 5.00%, 1/01/21 (Pre-refunded/ETM)	$13,270	$14,409,230

		16,380,883

North Dakota–0.1%
County of Ward ND (Trinity Health Obligated Group) Series 2017C 5.00%, 6/01/28–6/01/30	5,000	5,600,170

Ohio–3.5%
City of Columbus OH Series 2013-1 5.00%, 7/01/20	4,580	4,907,149
County of Allen OH Hospital Facilities Revenue (Mercy Health/OH) Series 2017A 5.00%, 8/01/26–8/01/28	20,420	23,937,051
County of Cuyahoga OH (County of Cuyahoga OH Lease) Series 2010F 5.00%, 12/01/19–12/01/24	93,725	101,051,529
County of Cuyahoga OH (MetroHealth System (The)) Series 2017 5.00%, 2/15/26–2/15/27	5,455	6,048,755
County of Franklin OH (Nationwide Children’s Hospital, Inc.) Series 2017A 5.00%, 11/01/29–11/01/31	3,100	3,665,656
Hamilton County Convention Facilities Authority (Hamilton County Convention Facilities Authority Lease) Series 2014 5.00%, 12/01/22–12/01/23	3,440	3,832,535
Ohio Air Quality Development Authority (FirstEnergy Nuclear Generation LLC) Series 2009A 4.375%, 6/01/33	2,330	2,037,748
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Corp.) Series 2016B 4.375%, 6/01/33	6,325	5,531,655
State of Ohio Series 2011A 5.00%, 8/01/20–8/01/21	57,430	62,226,052
State of Ohio Major New State Infrastrucure Project Series 20181 4.00%, 12/15/19(h)	19,880	20,603,831
5.00%, 12/15/20(h)	8,675	9,379,063

Principal Amount (000)		U.S. $ Value

University of Cincinnati Series 2010F 5.00%, 6/01/20–6/01/21	$6,795	$7,270,573
University of Toledo Series 2010 5.00%, 6/01/21	2,610	2,774,169

		253,265,766

Oklahoma–0.2%
Comanche County Memorial Hospital Series 2015 5.00%, 7/01/20–7/01/28	9,270	9,769,175
McGee Creek Authority NATL Series 1992 6.00%, 1/01/23	2,280	2,483,969

		12,253,144

Oregon–0.5%
City of Portland OR Sewer System Revenue Series 2013A 5.00%, 8/01/22	8,685	9,755,947
Hospital Facilities Authority of Multnomah County Oregon (Mirabella at South Waterfront) Series 2014A 5.00%, 10/01/24	1,000	1,099,260
Port of Portland OR (Portland Intl Airport) Series 2010-20C 5.00%, 7/01/23	1,405	1,495,426
State of Oregon Department of Administrative Services Series 2009D 5.00%, 11/01/21 (Pre-refunded/ETM)	4,025	4,226,974
5.00%, 11/01/22 (Pre-refunded/ETM)	3,120	3,276,562
5.00%, 11/01/23 (Pre-refunded/ETM)	1,115	1,170,951
State of Oregon Department of Administrative Services COP Series 2009D 5.00%, 11/01/21–11/01/23	10,275	10,788,472
Tri-County Metropolitan Transportation District of Oregon Series 2018A 5.00%, 10/01/28	2,335	2,755,580

		34,569,172

Pennsylvania–7.2%
Allegheny County Sanitary Authority Series 2015 5.00%, 12/01/23	3,500	3,982,895

Schedule of Investments—Diversified Municipal Portfolio	15

Principal Amount (000)		U.S. $ Value

Beaver County Industrial Development Authority (FirstEnergy Nuclear Generation LLC) Series 2016A 4.375%, 1/01/35	$2,120	$1,854,025
City of Philadelphia PA Series 2013A 5.00%, 7/15/19–7/15/21	4,495	4,816,180
AGM Series 2017A 5.00%, 8/01/27–8/01/32	46,290	53,470,620
City of Philadelphia PA Airport Revenue (Philadelphia Intl Airport) Series 2010A 5.00%, 6/15/21	6,225	6,624,832
Series 2010D 5.00%, 6/15/19–6/15/20	18,065	18,940,470
Series 2011A 5.00%, 6/15/19	4,025	4,176,139
City of Philadelphia PA Water & Wastewater Revenue Series 2016 5.00%, 10/01/24–10/01/26	17,425	20,289,218
Commonwealth of Pennsylvania Series 2016 5.00%, 9/15/24	9,575	10,888,690
Series 2017 5.00%, 1/01/25–1/01/27	135,480	154,555,616
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 7/01/25	6,000	6,648,120
Montgomery County Higher Education & Health Authority (Philadelphia Presbytery Homes Obligated Group) Series 2017 5.00%, 12/01/27–12/01/32	5,000	5,586,912
Pennsylvania Economic Development Financing Authority (Commonwealth of Pennsylvania Unemployment) Series 2012A 5.00%, 7/01/18–7/01/19	27,985	28,958,744
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 6/30/26–12/31/28	51,190	57,443,375
Pennsylvania Turnpike Commission Series 2009B 5.00%, 6/01/18–6/01/19	23,775	24,213,945

Principal Amount (000)		U.S. $ Value

5.00%, 6/01/20 (Pre-refunded/ETM)	$5,425	$5,632,398
Series 2017B 5.00%, 6/01/28–6/01/30	13,255	15,033,342
Philadelphia Parking Authority (The) (Philadelphia Airport Parking) Series 2009 5.00%, 9/01/18–9/01/20	24,730	26,069,053
5.125%, 9/01/22	9,080	9,693,536
Southeastern Pennsylvania Transportation Authority Series 2010 5.00%, 3/01/23 (Pre-refunded/ETM)	3,870	4,098,562
5.00%, 3/01/23–3/01/24	2,830	2,995,719
5.00%, 3/01/24 (Pre-refunded/ETM)	5,545	5,872,488
State Public School Building Authority (School District of Philadelphia (The)) Series 2016D 5.00%, 9/01/24	8,360	9,395,804
Series 2016F 5.00%, 9/01/23–9/01/24	29,155	32,715,054

		513,955,737

Puerto Rico–0.1%
Puerto Rico Sales Tax Financing Corp. Series 2009A 5.375%, 8/01/20 (Pre-refunded/ETM)	10,315	10,810,326

Rhode Island–0.5%
Rhode Island Commerce Corp. Series 2016B 5.00%, 6/15/27	10,565	12,392,217
Rhode Island Depositors Economic Protection Corp. Series 1993A 6.375%, 8/01/22 (Pre-refunded/ETM)	5,780	6,802,135
AGM Series 1993A 5.50%, 8/01/20 (Pre-refunded/ETM)	1,500	1,610,430
Tobacco Settlement Financing Corp./RI Series 2015A 5.00%, 6/01/21–6/01/23	14,635	16,262,858

		37,067,640

South Carolina–0.1%
Kershaw County School District/SC Series 2015 5.00%, 12/01/21	1,185	1,293,641

16	Sanford C. Bernstein Fund, Inc.—2018 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

SCAGO Educational Facilities Corp. for Pickens School District (SCAGO Educational Facilities Corp. for Pickens School District Lease) Series 2015 5.00%, 12/01/22–12/01/27	$7,000	$7,965,350

		9,258,991

South Dakota–0.1%
South Dakota Health & Educational Facilities Authority (Regional Health System Obligated Group/SD) Series 2017 5.00%, 9/01/29–9/01/30	7,025	8,112,717

Tennessee–0.9%
Tennessee Energy Acquisition Corp. Series 2017A 4.00%, 5/01/48	57,130	61,050,832
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The)) Series 2006A 5.25%, 9/01/21	2,115	2,323,645

		63,374,477

Texas–7.6%
Austin Independent School District Series 2014B 5.00%, 8/01/20–8/01/21	6,700	7,241,000
Bell County Health Facility Development Corp. Series 1989 6.50%, 7/01/19 (Pre-refunded/ETM)	535	553,324
Brownsville Independent School District Series 2013A 5.00%, 2/15/19	4,000	4,116,880
Central Texas Turnpike System Series 2015A 5.00%, 8/15/42	19,480	20,577,698
Series 2015C 5.00%, 8/15/23–8/15/25	4,860	5,479,000
City of Dallas TX Series 2014 5.00%, 2/15/21	7,500	8,101,875
Series 2015 5.00%, 2/15/21	3,240	3,500,010
City of Garland TX Series 2010 5.00%, 2/15/24	3,800	4,019,260
City of Houston TX Series 2017A 5.00%, 3/01/25	16,370	18,963,663

Principal Amount (000)		U.S. $ Value

City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2015 5.00%, 9/01/23–9/01/25	$3,800	$4,291,096
City of Houston TX Airport System Revenue Series 2009A 5.00%, 7/01/21	2,090	2,106,845
AGM Series 2000P 3.161%, 7/01/30(g)	1,200	1,156,704
City of Houston TX Airport System Revenue (United Airlines, Inc.) 5.00%, 7/15/28	9,135	10,275,779
Series 2015B 5.00%, 7/15/20	6,400	6,762,944
City of Houston TX Combined Utility System Revenue Series 2014C 5.00%, 5/15/23–5/15/28	24,850	28,239,081
City of San Antonio TX Series 2014 5.00%, 2/01/21	3,905	4,246,805
City of San Antonio TX Electric & Gas Systems Revenue Series 2009D 5.00%, 2/01/20	47,315	48,663,477
City of Waco TX Series 2015 5.00%, 2/01/21	5,505	5,975,733
County of Harris TX Series 2010A 5.00%, 10/01/23–10/01/25	17,725	19,096,167
Dallas Independent School District Series 2011 5.00%, 2/15/22	5,165	5,609,552
Dallas/Fort Worth International Airport Series 2012F 5.00%, 11/01/21–11/01/25	17,905	19,151,618
Series 2014A 5.25%, 11/01/28	11,550	13,027,129
Harris County Hospital District Series 2016 5.00%, 2/15/20–2/15/27	7,155	7,884,841
Houston Independent School District Series 2016A 5.00%, 2/15/23	5,070	5,719,163
Irving Hospital Authority (Baylor Medical Center at Irving) Series 2017A 5.00%, 10/15/26–10/15/31	3,220	3,583,273
Mission Economic Development Corp. (Natgasoline LLC) Series 2016B 5.75%, 10/01/31(a)	8,580	8,924,659

Schedule of Investments—Diversified Municipal Portfolio	17

Principal Amount (000)		U.S. $ Value

New Hope Cultural Education Facilities Finance Corp. (CHF-Collegiate Housing Corpus Christi I LLC) Series 2017A 5.00%, 4/01/28	$1,130	$1,266,301
New Hope Cultural Education Facilities Finance Corp. (Children’s Health System of Texas Obligated Group) Series 2017A 5.00%, 8/15/25–8/15/28	7,250	8,484,055
North Texas Tollway Authority Series 2011D 5.00%, 9/01/24 (Pre-refunded/ETM)	5,000	5,504,300
5.25%, 9/01/25 (Pre-refunded/ETM)	18,130	20,107,439
5.25%, 9/01/26 (Pre-refunded/ETM)	17,810	19,752,537
Series 2014A 5.00%, 1/01/21–1/01/24	16,745	18,564,382
Series 2015B 5.00%, 1/01/23–1/01/28	12,275	13,974,654
Plano Independent School District Series 2017 5.00%, 2/15/20	4,855	5,166,545
San Antonio Water System Series 2011A 5.00%, 5/15/23–5/15/26	21,200	22,633,735
Series 2013E 5.00%, 5/15/25	3,000	3,390,360
Spring Branch Independent School District Series 2015A 5.00%, 2/01/23–2/01/24	6,715	7,648,542
Series 2015B 5.00%, 2/01/23–2/01/24	10,435	11,882,906
Spring Independent School District Series 2011 5.00%, 8/15/20–8/15/21	8,365	8,991,169
State of Texas Series 2011 5.00%, 10/01/22–10/01/25	33,370	36,717,909
5.00%, 10/01/23 (Pre-refunded/ETM)	5,500	6,046,425
5.00%, 10/01/24 (Pre-refunded/ETM)	5,440	5,980,464
5.00%, 10/01/25 (Pre-refunded/ETM)	3,025	3,325,534
Series 2014A 5.00%, 10/01/23	13,680	15,682,615
Series 2015A 5.00%, 10/01/23	10,615	12,168,930
Texas A&M University Series 2009D 5.00%, 5/15/18	2,000	2,008,140

Principal Amount (000)		U.S. $ Value

Texas Transportation Commission State Highway Fund Series 2015 5.00%, 10/01/23	$16,920	$19,340,406
University of Houston System Series 2017A 5.00%, 2/15/19–2/15/21	19,955	21,224,511
University of Texas System (The) Series 2016D 5.00%, 8/15/25	5,580	6,574,747

		543,704,182

Utah–0.2%
Alpine School District/UT Series 2017 5.00%, 3/15/20	6,985	7,416,883
Davis School District Series 2017 5.00%, 6/01/22	1,000	1,120,460
Utah Transit Authority (Utah Transit Authority Sales Tax) Series 2015A 5.00%, 6/15/26–6/15/28	5,455	6,249,304

		14,786,647

Virginia–2.2%
Virginia College Building Authority Series 2017E 5.00%, 2/01/27	36,590	43,858,969
Virginia College Building Authority (Virginia College Building Authority State Lease) Series 2015A 5.00%, 2/01/23	4,345	4,907,721
Series 2015B 5.00%, 9/01/20–9/01/22	35,675	39,219,609
Series 2017E 5.00%, 2/01/26	28,280	33,475,884
Virginia Commonwealth Transportation Board (Virginia Commonwealth Transportation Board State Lease) Series 2017 5.00%, 5/15/19–5/15/21	17,285	18,394,843
Series 2017B 5.00%, 5/15/19	6,860	7,117,799
Virginia Public School Authority (Virginia Public School Authority State Lease) Series 2017V 5.00%, 4/15/19	9,855	10,199,038

		157,173,863

Washington–8.0%
Chelan County Public Utility District No. 1 Series 2011A 5.00%, 7/01/20	3,110	3,317,935

18	Sanford C. Bernstein Fund, Inc.—2018 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Series 2011B 5.00%, 7/01/21	$5,000	$5,444,100
5.25%, 7/01/22	3,670	4,024,559
City of Seattle WA Drainage & Wastewater Revenue Series 2016 5.00%, 4/01/20	3,910	4,163,564
City of Seattle WA Municipal Light & Power Revenue Series 2016C 5.00%, 10/01/21	11,130	12,295,200
City of Seattle WA Water System Revenue Series 2017 5.00%, 8/01/20–8/01/22	9,440	10,345,924
County of Cowlitz WA (County of Cowlitz WA Spl Swr) NATL Series 2002 5.50%, 11/01/19	985	1,017,791
County of King WA Series 2015 5.00%, 7/01/23	2,485	2,837,050
County of King WA Sewer Revenue Series 2011B 5.00%, 1/01/23 (Pre-refunded/ETM)	1,160	1,254,714
5.00%, 1/01/23	3,255	3,518,037
Energy Northwest (Bonneville Power Administration) Series 2012A 5.00%, 7/01/18–7/01/21	96,445	99,675,186
Series 2016A 5.00%, 7/01/25–7/01/27	50,640	59,769,106
Series 2017A 5.00%, 7/01/28–7/01/29	29,545	35,323,138
Franklin County School District No. 1 Pasco Series 2015 5.00%, 12/01/23	4,750	5,437,848
Grant County Public Utility District No. 2 Series 2011I 5.00%, 1/01/20 (Pre-refunded/ETM)	1,780	1,881,442
5.00%, 1/01/21 (Pre-refunded/ETM)	6,570	7,134,034
5.00%, 1/01/23 (Pre-refunded/ETM)	5,375	5,836,444
King County School District No. 45 Bellevue Series 2014 5.00%, 12/01/18	2,415	2,469,700
King County School District No. 49 Tahoma Series 2015 5.00%, 12/01/22	2,710	3,064,875

Principal Amount (000)		U.S. $ Value

Pierce County School District No 320 Sumner Series 2017 5.00%, 12/01/21	$3,305	$3,659,428
Port of Seattle WA Series 2010B 5.00%, 6/01/22	1,995	2,123,099
Series 2015C 5.00%, 4/01/21–4/01/23	3,570	3,933,175
Snohomish County School District No. 2 Everett Series 2014 5.00%, 12/01/21	3,600	3,986,064
State of Washington Series 2012 5.00%, 7/01/22–7/01/23	27,935	31,232,124
Series 2012R 5.00%, 7/01/23–7/01/24	22,715	25,360,249
Series 20152 5.00%, 7/01/20–7/01/23	51,080	56,206,438
Series 2015A-1 5.00%, 8/01/22–8/01/23	27,765	31,433,413
Series 2015B 5.00%, 2/01/22	4,480	4,971,008
Series 2017R 5.00%, 8/01/22	7,700	8,632,547
State of Washington (State of Washington Fed Hwy Grant) Series 2012F-1 5.00%, 9/01/21–9/01/23	36,690	40,529,311
Series 2013C 5.00%, 9/01/19	6,060	6,333,245
State of Washington COP Series 2015 5.00%, 7/01/18	3,565	3,595,409
Series 2015C 5.00%, 7/01/21–7/01/23	26,825	30,074,429
Washington Health Care Facilities Authority (MultiCare Health System) Series 2015B 5.00%, 8/15/28–8/15/30	31,550	36,177,037
Washington Health Care Facilities Authority (Virginia Mason Medical Center Obligated Group)
Series 2017 5.00%, 8/15/25–8/15/30	15,880	18,093,653

		575,151,276

West Virginia–0.3%
West Virginia Economic Development Authority Series 2017 5.00%, 6/15/19–6/15/22	16,360	17,666,662

Schedule of Investments—Diversified Municipal Portfolio	19

Principal Amount (000)		U.S. $ Value

West Virginia Hospital Finance Authority (West Virginia University Health System Obligated Group) AGM Series 2004C 2.34%, 2/15/34(g)	$3,200	$2,996,448

		20,663,110

Wisconsin–0.3%
State of Wisconsin Environmental Improvement Fund Revenue Series 2017A 5.00%, 6/01/19	15,550	16,149,919
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016A 5.00%, 1/01/24	1,000	1,105,880
Wisconsin Public Finance Authority (Mary’s Woods at Marylhurst, Inc.) Series 2017B-3 3.00%, 11/15/22(a)	1,200	1,202,316
WPPI Energy Series 2014A 5.00%, 7/01/29	1,000	1,131,930

		19,590,045

Total Long-Term Municipal Bonds (cost $6,702,480,557)		6,753,574,292

Short-Term Municipal Notes–5.5%
Arizona–0.4%
Industrial Development Authority of the City of Phoenix (The) (Mayo Clinic Arizona) Series 2014B 1.68%, 11/15/52(i)	26,700	26,700,000

California–0.9%
California Public Finance Authority (Sharp Healthcare Obligated Group) Series 2017C 1.50%, 8/01/52(i)	16,600	16,600,000
California Statewide Communities Development Authority (Irvine Apartment Communities LP) Series 2008W 1.63%, 8/01/34(i)	19,000	19,000,000
Irvine Ranch Water District Series 2009B 1.47%, 10/01/41(i)	10,805	10,805,000
Southern California Public Power Authority Series 2017 1.45%, 7/01/36(i)	20,225	20,225,000

		66,630,000

Principal Amount (000)		U.S. $ Value

Connecticut–0.7%
Connecticut State Health & Educational Facilities Authority (Yale University) Series 2001V-1 1.40%, 7/01/36(i)	$37,370	$37,370,000
Series 2001V-2 1.45%, 7/01/36(i)	12,415	12,415,000

		49,785,000

Kentucky–0.2%
Louisville Regional Airport Authority (United Parcel Service, Inc.) Series 1999B 1.80%, 1/01/29(i)	15,000	15,000,000

Massachusetts–0.4%
Massachusetts Development Finance Agency (Boston University) Series 2013U 1.38%, 10/01/42(i)	9,110	9,110,000
Massachusetts Health & Educational Facilities Authority (Baystate Medical Obligated Group) Series 2017G 1.70%, 7/01/26(i)	20,000	20,000,000

		29,110,000

Mississippi–0.2%
Mississippi Business Finance Corp. (Chevron USA, Inc.) Series 2010H 1.70%, 11/01/35(i)	14,000	14,000,000

Missouri–0.3%
St Joseph Industrial Development Authority (Heartland Regional Medical Center/MO) Series 2009A 1.69%, 11/15/43(i)	20,585	20,585,000

New Jersey–0.3%
New Jersey Health Care Facilities Financing Authority (Virtua Health Obligated Group) Series 2009B 1.53%, 7/01/43(i)	23,450	23,450,000

New York–0.3%
City of New York NY Series 2012G 1.77%, 4/01/42(i)	10,000	10,000,000
Series 2013I 1.70%, 4/01/36(i)	6,000	6,000,000
New York City Municipal Water Finance Authority Series 2015F 1.38%, 6/15/35(i)	10,050	10,050,000

		26,050,000

20	Sanford C. Bernstein Fund, Inc.—2018 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Oregon–0.2%
Oregon Health & Science University Series 2015B 1.38%, 7/01/42(i)	$13,120	$13,120,000

Texas–1.2%
Lower Neches Valley Authority Industrial Development Corp. (Exxon Capital Ventures, Inc.) Series 2004B 1.73%, 12/01/39(i)	22,780	22,780,000
Lower Neches Valley Authority Industrial Development Corp. (Exxon Mobil Corp.) Series 2001B 1.73%, 11/01/29(i)	39,000	39,000,000
Tarrant County Cultural Education Facilities Finance Corp. (Methodist Hospitals of Dallas Obligated Group) Series 2008A 1.70%, 10/01/41(i)	26,530	26,530,000

		88,310,000

Virginia–0.4%
Virginia Commonwealth Transportation Board (Virginia Commonwealth Transportation Board State Lease) Series 2017 5.00%, 5/15/18	4,110	4,126,769
Series 2017B 5.00%, 5/15/18	10,520	10,562,922

Principal Amount (000)		U.S. $ Value

Virginia Public School Authority (Virginia Public School Authority State Lease) Series 2017V 5.00%, 4/15/18	$12,235	$12,249,192

		26,938,883

Total Short-Term Municipal Notes (cost $399,694,559)		399,678,883

Total Municipal Obligations (cost $7,102,175,116)		7,153,253,175

GOVERNMENTS-TREASURIES–0.1%
United States–0.1%
U.S. Treasury Notes 2.125%, 11/30/23(j) (cost $3,948,665)	4,000	3,896,250

SHORT-TERM INVESTMENTS–0.0%
Time Deposit–0.0%
State Street Time Deposit 0.28%, 4/02/18 (cost $734,763)	735	734,763

Total Investments—99.8% (cost $7,106,858,544)		7,157,884,188

Other assets less liabilities—0.2%		11,486,951

Net Assets—100.0%		$7,169,371,139

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Credit Suisse International
CDX- CMBX.NA.A Series 6, 5/11/63*	2.00%	Monthly	3.17%	USD	9,322	$(407,993)	$(560,542)	$152,549
CDX- CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	3.17	USD	4,325	(189,291)	(177,128)	(12,163)
Deutsche Bank AG
CDX- CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	3.17	USD	9,971	(436,398)	(602,220)	165,822
Goldman Sachs International
CDX- CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	3.17	USD	3,729	(163,205)	(216,291)	53,086

Schedule of Investments—Diversified Municipal Portfolio	21

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX- CMBX.NA.A Series 6, 5/11/63*	2.00%	Monthly	3.17%	USD	3,729	$(163,206)	$(202,358)	$39,152
CDX- CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	3.17	USD	5,222	(228,840)	(208,138)	(20,702)
Morgan Stanley Capital Services LLC
CDX- CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	3.17	USD	1,452	(63,549)	(59,757)	(3,792)

						$(1,652,482)	$(2,026,434)	$373,952

* Termination date

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2018, the aggregate market value of these securities amounted to $44,537,989 or 0.6% of net assets.
(b)	Non-income producing security.
(c)	Defaulted matured security.
(d)	Illiquid security.
(e)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2018.
(f)	Defaulted.
(g)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of March 31, 2018 and the aggregate market value of these securities amounted to $56,214,516 or 0.78% of net assets.
(h)	When-Issued or delayed delivery security.
(i)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(j)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

As of March 31, 2018, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 4.1% and 0.0%, respectively.

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

COP—Certificate of Participation

CPIYOYX—Consumer Price Index Year Over Year Change

ETM—Escrowed to Maturity

NATL—National Interstate Corporation

OSF—Order of St. Francis

SRF—State Revolving Fund

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

22	Sanford C. Bernstein Fund, Inc.—2018 Semi-Annual Report

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

California Municipal Portfolio

March 31, 2018 (Unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–100.9%
Long-Term Municipal Bonds–99.3%
California–86.2%
Abag Finance Authority for Nonprofit Corps. (Odd Fellows Home of California) Series 2012A 5.00%, 4/01/20–4/01/22	$2,000	$2,176,020
Anaheim Public Financing Authority (City of Anaheim CA Lease) Series 2014A 5.00%, 5/01/21–5/01/24	4,050	4,534,293
Bay Area Toll Authority Series 2009F-1 5.00%, 4/01/22 (Pre-refunded/ETM)	14,975	15,493,434
Series 2012 5.00%, 4/01/24–4/01/25	13,845	15,503,055
Bay Area Water Supply & Conservation Agency Series 2013A 5.00%, 10/01/25	4,710	5,376,041
Brea Redevelopment Agency Series 2017A 5.00%, 8/01/31	1,605	1,891,605
California Econ Recovery Series 2009A 5.00%, 7/01/18 (Pre-refunded/ETM)	12,420	12,529,047
5.00%, 7/01/20 (Pre-refunded/ETM)	22,500	23,461,200
California Educational Facilities Authority (Claremont Mckenna College) Series 2015A 5.00%, 1/01/27	1,300	1,550,705
California Educational Facilities Authority (University of the Pacific) Series 2015 5.00%, 11/01/28	1,545	1,762,011
California Health Facilities Financing Authority (Cedars-Sinai Medical Center) Series 2015 5.00%, 11/15/27–11/15/29	19,500	23,151,610
California Health Facilities Financing Authority (Children’s Hospital Los Angeles) Series 2017A 5.00%, 8/15/32	1,215	1,399,243

Principal Amount (000)		U.S. $ Value

California Health Facilities Financing Authority (Kaiser Foundation Hospitals) Series 2017P 5.00%, 11/01/32	$7,370	$8,394,798
California Health Facilities Financing Authority (Sutter Health Obligated Group) Series 2018A 5.00%, 11/15/23–11/15/29(a)	11,365	13,407,570
California Infrastructure & Economic Development Bank Series 2016 4.00%, 10/01/18	2,460	2,492,251
California Infrastructure & Economic Development Bank (Broad Collection (The)) Series 2011A 5.00%, 6/01/21	20,650	22,758,365
California Infrastructure & Economic Development Bank (California Infrastructure & Economic Development Bank SRF) 5.00%, 10/01/22–10/01/32	15,680	18,849,124
Series 2017 5.00%, 10/01/24	5,000	5,909,300
California Infrastructure & Economic Development Bank (Segerstrom Center for the Arts) Series 2016 5.00%, 7/01/26	2,370	2,795,344
Series 2016B 5.00%, 7/01/23	12,760	14,445,724
California Municipal Finance Authority (Rocketship Education Obligated Group) Series 2015A 4.25%, 3/01/28(b)(c)	1,900	1,925,175
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 7/01/27(c)	4,000	4,358,080
California School Finance Authority (Rocketship Education Obligated Group) Series 2016A 5.00%, 6/01/31(b)(c)	1,000	1,048,350
California State Public Works Board Series 2009E 5.00%, 4/01/21 (Pre-refunded/ETM)	5,890	6,090,967
5.00%, 4/01/22 (Pre-refunded/ETM)	4,935	5,103,382

Schedule of Investments—California Municipal Portfolio	23

Principal Amount (000)		U.S. $ Value

Series 2011G 5.00%, 12/01/23 (Pre-refunded/ETM)	$1,545	$1,721,115
California State Public Works Board (California State Public Works Board Lease) Series 2014A 5.00%, 9/01/30	11,220	12,750,857
Series 2014B 5.00%, 10/01/29	4,445	5,072,990
Series 2017H 5.00%, 4/01/30–4/01/32	5,270	6,180,286
AMBAC Series 1993A 5.00%, 12/01/19	1,380	1,430,591
California State University Series 2010A 5.00%, 11/01/24	1,490	1,588,996
Series 2011A 5.25%, 11/01/26	5,500	6,148,450
Series 2012A 5.00%, 11/01/26	10,930	12,342,047
Series 2014A 5.00%, 11/01/28	16,650	19,412,568
California Statewide Communities Development Authority (CHF-Irvine LLC) Series 2017A 5.00%, 5/15/29	1,210	1,401,737
Central Coast Water Authority Series 2016 5.00%, 10/01/18	1,040	1,057,971
City & County of San Francisco CA Series 2018B 5.00%, 6/15/19(a)	3,370	3,510,495
City & County of San Francisco CA COP Series 2015R 5.00%, 9/01/21–9/01/24	7,405	8,356,009
City of Hayward CA COP Series 2015 5.00%, 11/01/20–11/01/23	9,255	10,333,264
City of Long Beach CA Harbor Revenue Series 2010A 5.00%, 5/15/22–5/15/25	16,895	18,063,312
Series 2010B 5.00%, 5/15/21	6,500	6,955,195
Series 2015A 4.00%, 5/15/18	2,145	2,151,285
City of Los Angeles CA Wastewater System Revenue Series 2012C 5.00%, 6/01/23	2,765	3,106,312
Series 2017A 5.00%, 6/01/30	4,800	5,759,520

Principal Amount (000)		U.S. $ Value

City of Los Angeles Department of Airports Series 2017A 5.00%, 5/15/28–5/15/29	$4,015	$4,665,665
City of Los Angeles Department of Airports (Los Angeles Intl Airport) Series 2009A 5.25%, 5/15/23–5/15/24	15,955	16,593,040
Series 2010A 5.00%, 5/15/23–5/15/25	25,915	27,656,782
Series 2010D 5.00%, 5/15/23	5,000	5,337,200
City of Riverside CA Sewer Revenue Series 2015A 5.00%, 8/01/27–8/01/30	5,320	6,195,818
City of Roseville CA Series 2017A 5.00%, 9/01/28–9/01/30(b)	2,305	2,640,106
City of Roseville CA (HP Campus Oaks Community Facilities District No 1) Series 2016 5.00%, 9/01/31(b)	1,170	1,250,239
City of San Francisco CA Public Utilities Commission Wastewater Revenue Series 2013B 5.00%, 10/01/25	4,000	4,520,720
City of San Francisco CA Public Utilities Commission Water Revenue Series 2009A 5.00%, 11/01/28 (Pre-refunded/ETM)	2,000	2,106,780
Series 2011A 5.00%, 11/01/25 (Pre-refunded/ETM)	11,320	12,590,330
Series 2017E 5.00%, 11/01/26	2,130	2,593,850
City of San Jose CA Airport Revenue Series 2014A 5.00%, 3/01/25	3,600	4,066,308
Contra Costa Transportation Authority (Contra Costa Transportation Authority Sales Tax) Series 2015A 5.00%, 3/01/22	3,000	3,365,760
Series 2017A 5.00%, 3/01/30	1,250	1,496,013
Cotati-Rohnert Park Unified School District AGM Series 2015B 5.00%, 8/01/21	3,000	3,309,690

24	Sanford C. Bernstein Fund, Inc.—2018 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

County of San Diego CA (Sanford Burnham Prebys Medical Discovery Institute) Series 2015A 5.00%, 11/01/21	$1,725	$1,900,916
Desert Sands Unified School District Series 2015 5.00%, 8/01/21	1,680	1,859,743
Dublin Unified School District Series 2016A 5.00%, 8/01/18	2,845	2,878,116
East Bay Municipal Utility District Water System Revenue Series 2017B 5.00%, 6/01/28	5,195	6,328,341
Fontana Redevelopment Agency Successor Agency Series 2017A 5.00%, 10/01/29–10/01/31	8,750	10,467,747
Fremont Community Facilities District No. 1 Series 2015 5.00%, 9/01/27(b)	1,000	1,129,860
Golden State Tobacco Securitization Corp. Series 2017A 4.00%, 6/01/18	5,720	5,743,052
5.00%, 6/01/19–6/01/20	11,585	12,082,449
Hayward Area Recreation and Park District Series 2017A 5.00%, 8/01/19	3,330	3,482,148
Lake Elsinore Public Financing Authority Series 2015 5.00%, 9/01/21–9/01/23(b)	1,675	1,848,598
Long Beach Bond Finance Authority (Aquarium of the Pacific) Series 2012 5.00%, 11/01/23	4,025	4,441,306
Long Beach Unified School District Series 2009A 5.00%, 8/01/18	9,845	9,959,596
Series 2010A 5.00%, 8/01/25	1,000	1,074,740
Los Angeles Community College District/CA Series 2015A 5.00%, 8/01/25	5,000	5,854,850
Los Angeles County Metropolitan Transportation Authority (Los Angeles County Metropolitan Transportation Authority Sales Tax) Series 2010A 5.00%, 7/01/21	2,000	2,148,820
Series 2017A 5.00%, 7/01/25	5,750	6,860,727

Principal Amount (000)		U.S. $ Value

Los Angeles Department of Water Series 2012C 5.00%, 7/01/23	$1,540	$1,734,410
Series 2018A 5.00%, 7/01/31	1,345	1,614,820
Los Angeles Department of Water & Power PWR Series 2013A 5.00%, 7/01/21	1,505	1,661,595
Series 2014B 5.00%, 7/01/27	2,190	2,516,573
Series 2014C 5.00%, 7/01/26	11,725	13,645,203
Los Angeles Unified School District/CA Series 2014C 5.00%, 7/01/27	10,365	12,055,842
Series 2016A 5.00%, 7/01/24–7/01/27	35,000	41,300,929
Series 2018B 5.00%, 7/01/29	9,020	10,950,460
Mammoth Unified School District/CA NATL Series 1998 Zero Coupon, 8/01/21–8/01/22	2,100	1,926,879
Metropolitan Water District of Southern California Series 1993 5.75%, 8/10/18	2,600	2,639,182
Series 1993A 5.75%, 7/01/21 (Pre-refunded/ETM)	710	799,893
5.75%, 7/01/21	1,775	1,891,422
Series 2012C 5.00%, 7/01/19	4,085	4,263,106
Natomas Unified School District BAM Series 2014 5.00%, 8/01/22–8/01/23	4,950	5,609,750
Northern California Power Agency Series 2012A 5.00%, 7/01/25–7/01/27	3,980	4,452,667
Oakland Unified School District/Alameda County Series 2015A 5.00%, 8/01/23	1,575	1,814,337
Series 2016 5.00%, 8/01/27	2,405	2,886,433
Orange County Sanitation District COP Series 2009A 5.00%, 2/01/19	4,690	4,825,635
5.00%, 2/01/20 (Pre-refunded/ETM)	1,890	1,944,810
Palm Desert Redevelopment Agency Successor Agency BAM Series 2017A 5.00%, 10/01/24	1,000	1,164,640

Schedule of Investments—California Municipal Portfolio	25

Principal Amount (000)		U.S. $ Value

Palomar Health Series 2016 4.00%, 11/01/19	$625	$638,625
Peralta Community College District Series 2014A 5.00%, 8/01/28	1,820	2,101,991
Pittsburg Successor Agency Redevelopment Agency AGM Series 2016A 5.00%, 9/01/27	2,785	3,234,471
Port of Los Angeles Series 2011B 5.00%, 8/01/23	2,500	2,754,675
Series 2014A 5.00%, 8/01/26–8/01/27	2,565	2,928,581
Port of Oakland Series 2012P 5.00%, 5/01/22–5/01/25	16,945	18,726,237
Series 2017E 5.00%, 11/01/19	3,910	4,113,750
Series 2017F 5.00%, 11/01/18	5,000	5,099,650
Riverside County Public Financing Authority (Riverside County Public Financing Authority Lease) Series 2015 5.00%, 11/01/28	3,395	3,924,280
Riverside County Transportation Commission (Riverside County Transportation Commission Sales Tax) Series 2017B 5.00%, 6/01/31–6/01/33	33,100	39,383,192
Romoland School District Series 2015 5.00%, 9/01/23(b)	955	1,074,595
Sacramento City Financing Authority (Sacramento City Financing Authority Lease) Series 1993B 5.40%, 11/01/20	1,080	1,137,478
Sacramento City Unified School District/CA Series 2011 5.00%, 7/01/24	4,945	5,438,115
Sacramento County Sanitation Districts Financing Authority AMBAC Series 2001 5.50%, 12/01/21	1,175	1,328,338
Sacramento Municipal Utility District Series 2012Y 5.00%, 8/15/25	4,555	5,137,812
Sacramento Regional Transit District Series 2012 5.00%, 3/01/24 (Pre-refunded/ETM)(b)	370	397,628
5.00%, 3/01/24	630	675,184

Principal Amount (000)		U.S. $ Value

San Diego County Water Authority COP AGM Series 2008A 5.00%, 5/01/19	$1,460	$1,463,825
5.00%, 5/01/24 (Pre-refunded/ETM)	4,860	4,873,657
San Diego County Water Authority Financing Corp. Series 2015 5.00%, 5/01/21	1,000	1,100,120
Series 2016S 5.00%, 5/01/21	10,665	11,689,480
AGM Series 2008A 5.00%, 5/01/19 (Pre-refunded/ETM)	1,335	1,338,751
San Diego Public Facilities Financing Authority Sewer Revenue Series 2009B 5.00%, 5/15/18	20,615	20,703,644
5.00%, 5/15/21 (Pre-refunded/ETM)	14,905	15,480,333
Series 2015 5.00%, 5/15/22	4,785	5,397,958
San Diego Public Facilities Financing Authority Water Revenue Series 2016B 5.00%, 8/01/18	1,000	1,012,010
San Francisco City & County Airport Comm-San Francisco International Airport Series 2011S 5.00%, 5/01/25 (Pre-refunded/ETM)(b)	855	937,773
5.00%, 5/01/25	2,145	2,346,887
San Francisco City & County Airport Comm-San Francisco International Airport (San Francisco Intl Airport) Series 2011 5.25%, 5/01/18	4,655	4,668,779
Series 2011C 5.00%, 5/01/21	3,900	4,240,197
Series 2016S 5.00%, 5/01/26	3,810	4,527,232
San Francisco City & County Redevelopment Agency Successor Agency (Mission Bay South Public Imp) Series 2013A 5.00%, 8/01/19–8/01/24(b)	3,855	4,242,918
San Francisco City & County Redevelopment Agency Successor Agency (Successor Agency to the Redev of San Francisco–Mission Bay South) Series 2016B 5.00%, 8/01/26	1,070	1,269,951

26	Sanford C. Bernstein Fund, Inc.—2018 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

San Joaquin Delta Community College District Series 2015A 5.00%, 8/01/20–8/01/22	$3,685	$4,039,448
Saugus/Hart School Facilities Financing Authority (Saugus Union School District Community Facilities District No 06-01) Series 2016 5.00%, 9/01/29–9/01/30(b)	2,365	2,665,609
Simi Valley Unified School District Series 2017 5.00%, 8/01/18–8/01/19	2,375	2,449,171
South Placer Wastewater Authority/CA Series 2011C 5.00%, 11/01/19–11/01/20	5,520	5,866,684
Southern California Public Power Authority (Los Angeles Department of Water & Power PWR) Series 2010 5.00%, 7/01/22–7/01/25	12,235	12,991,506
Series 2014A 5.00%, 7/01/30	1,000	1,152,410
Southwestern Community College District Series 2015 5.00%, 8/01/20–8/01/25	14,850	17,184,960
State of California Series 2013 5.00%, 10/01/20–9/01/28	29,390	32,265,667
Series 2014 5.00%, 12/01/22–5/01/29	23,385	26,726,864
Series 2015 5.00%, 3/01/21	17,455	19,063,129
Series 2015B 5.00%, 9/01/24	3,330	3,886,809
Series 2017 5.00%, 11/01/22–8/01/27	13,545	15,812,581
State of California Department of Water Resources Series 2011A 5.00%, 12/01/20 (Pre-refunded/ETM)(b)	50	54,288
5.00%, 12/01/20	1,745	1,897,496
Series 2014A 4.00%, 12/01/18	2,715	2,762,160
5.00%, 12/01/27 (Pre-refunded/ETM)	5,690	6,649,562
Series 2016A 5.00%, 12/01/18	1,140	1,167,269
State of California Department of Water Resources Power Supply Revenue Series 2008K 5.00%, 5/01/18	18,145	18,196,713

Principal Amount (000)		U.S. $ Value

Series 2010L 5.00%, 5/01/20	$13,940	$14,913,570
Series 2011N 5.00%, 5/01/20	4,210	4,504,026
Stockton Unified School District Series 2016 5.00%, 8/01/28	7,770	9,070,853
Sweetwater Union High School District BAM Series 2014 5.00%, 8/01/28–8/01/29	7,980	9,009,104
University of California Series 2009O 5.25%, 5/15/39 (Pre-refunded/ETM)	2,785	2,898,600
Series 2009Q 5.25%, 5/15/22	155	155,671
Series 2010U 5.00%, 5/15/24	4,215	4,503,812
Series 2012G 5.00%, 5/15/25 (Pre-refunded/ETM)(b)	4,625	5,188,094
5.00%, 5/15/25	5,375	6,038,490
Series 2013A 5.00%, 5/15/48	4,685	5,375,054
Series 2014A 5.00%, 5/15/28	1,000	1,156,920
Series 2015A 5.00%, 5/15/20–5/15/24	4,780	5,355,832
Series 2015I 5.00%, 5/15/21	2,900	3,192,030
Series 2017A 5.00%, 5/15/27–5/15/31	35,375	43,056,965
Series 2017M 5.00%, 5/15/30–5/15/32	7,010	8,415,324
Vacaville Unified School District BAM Series 2015C 5.00%, 8/01/20–8/01/22	2,390	2,626,600
Vista Unified School District Series 2015 5.00%, 8/01/20	2,100	2,263,464

		1,125,842,442

Alabama–0.7%
Black Belt Energy Gas District (Goldman Sachs Group, Inc. (The)) Series 2018A 4.00%, 12/01/48	8,000	8,579,200

Arizona–0.1%
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017B 4.00%, 10/01/23(b)(c)	1,700	1,705,610

Schedule of Investments—California Municipal Portfolio	27

Principal Amount (000)		U.S. $ Value

Colorado–0.5%
City & County of Denver CO (United Airlines, Inc.) Series 2017 5.00%, 10/01/32	$3,000	$3,243,390
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2011A 5.75%, 11/15/20	1,700	1,863,523
Denver Urban Renewal Authority (Stapleton Development Corp.) Series 2013A 5.00%, 12/01/20	1,625	1,753,310

		6,860,223

Connecticut–1.2%
State of Connecticut Series 2018B 5.00%, 4/15/26–4/15/28(a)	13,755	15,515,379

Florida–0.3%
County of Miami-Dade FL Aviation Revenue Series 2009A 5.75%, 10/01/21	1,055	1,116,496
Miami-Dade County Expressway Authority Series 2013A 5.00%, 7/01/21	1,280	1,400,435
New River Community Development District Series 2006B 5.00%, 5/01/13(b)(d)(e)(f)(g)	405	0
Sarasota County Health Facilities Authority (Village On the Isle)
Series 2017B 2.70%, 1/01/22	1,100	1,097,250

		3,614,181

Illinois–4.1%
Chicago Board of Education Series 2017F 5.00%, 12/01/24	6,000	6,369,120
Metropolitan Pier & Exposition Authority Series 2012B 5.00%, 12/15/28	2,185	2,260,033
Series 2017B 5.00%, 12/15/26	3,250	3,543,995
State of Illinois Series 2006A 5.00%, 6/01/21	1,000	1,043,860
Series 2012 5.00%, 8/01/18–8/01/21	9,950	10,218,898
Series 2013 5.00%, 7/01/20–7/01/22	3,870	4,017,925

Principal Amount (000)		U.S. $ Value

Series 2014 5.00%, 2/01/21	$3,365	$3,497,783
Series 2016 5.00%, 1/01/21–11/01/24	4,935	5,132,972
Series 2017D 5.00%, 11/01/23–11/01/24	13,000	13,587,067
Village of Bolingbrook IL (Village of Bolingbrook IL Sales Tax) Series 2005 6.00%, 1/01/26(b)	4,450	4,331,541

		54,003,194

Massachusetts–0.7%
Commonwealth of Massachusetts NATL Series 2000E 2.551%, 12/01/30(h)	6,075	6,057,261
NATL Series 2000G 2.476%, 12/01/30(h)	2,200	2,193,576
Massachusetts Development Finance Agency (UMass Memorial Health Care Obligated Group) Series 2016 5.00%, 7/01/27	1,055	1,206,403

		9,457,240

New Jersey–2.9%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2017D 5.00%, 6/15/29	2,000	2,179,900
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 6/15/27–6/15/29	8,070	8,907,383
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease)
Series 2012A 5.00%, 6/15/21	2,870	3,065,504
Series 2013A 5.00%, 12/15/19–6/15/20	23,060	24,204,184

		38,356,971

New York–0.4%
New York State Energy Research & Development Authority (Consolidated Edison Co. of New York, Inc.) AMBAC Series 2001B 2.589%, 10/01/36(h)	5,550	5,327,611

28	Sanford C. Bernstein Fund, Inc.—2018 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Ohio–0.2%
Ohio Air Quality Development Authority (FirstEnergy Generation LLC) Series 2009D 4.25%, 8/01/29	$920	$804,770
Ohio Air Quality Development Authority (FirstEnergy Nuclear Generation LLC) Series 2009A 4.375%, 6/01/33	100	87,457
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Corp.) Series 2016B 4.375%, 6/01/33	1,125	983,891

		1,876,118

Pennsylvania–0.2%
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 7/01/22–7/01/24	2,815	3,079,016

Texas–1.2%
City of Houston TX Airport System Revenue Series 2011A 5.00%, 7/01/19	10,290	10,686,680
Mission Economic Development Corp. (Natgasoline LLC) Series 2016A 5.75%, 10/01/31(c)	1,140	1,185,794
Series 2016B 5.75%, 10/01/31(c)	1,935	2,012,729
North Texas Tollway Authority Series 2015A 5.00%, 1/01/23	1,915	2,143,325

		16,028,528

Principal Amount (000)		U.S. $ Value

West Virginia–0.1%
West Virginia Hospital Finance Authority (West Virginia University Health System Obligated Group) AGM Series 2004C 2.34%, 2/15/34(h)	$1,000	$936,390

Wisconsin–0.5%
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016A 5.00%, 1/01/24	5,335	5,899,870

Total Long-Term Municipal Bonds (cost $1,280,976,262)		1,297,081,973

Short-Term Municipal Notes–1.6%
California–1.6%
County of Los Angeles CA Series 2017 5.00%, 6/29/18	19,080	19,241,798
County of Riverside CA Series 2017 2.00%, 6/29/18	1,250	1,251,600

Total Short-Term Municipal Notes (cost $20,519,624)		20,493,398

Total Municipal Obligations (cost $1,301,495,886)		1,317,575,371

SHORT-TERM INVESTMENTS–0.1%
Time Deposit–0.1%
State Street Time Deposit 0.28%, 4/02/18 (cost $902,750)	903	902,750

Total Investments—101.0% (cost $1,302,398,636)		1,318,478,121

Other assets less liabilities—(1.0)%		(13,012,748)

Net Assets—100.0%		$1,305,465,373

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Credit Suisse International
CDX- CMBX.NA.A Series 6, 5/11/63*	2.00%	Monthly	3.17%	USD	1,677	$(73,397)	$(100,840)	$27,443

Schedule of Investments—California Municipal Portfolio	29

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2018		Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX- CMBX.NA.A Series 6, 5/11/63*	2.00%	Monthly	3.17%	USD	779	$(34,094)	$(31,903)	$(2,191)
CDX- CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	3.17	USD	1,588	(69,413)	(89,875)	20,462
Deutsche Bank AG
CDX- CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	3.17	USD	1,793	(78,474)	(108,292)	29,818
Goldman Sachs International
CDX- CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	3.17	USD	669	(29,280)	(38,804)	9,524
CDX- CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	3.17	USD	671	(29,367)	(36,412)	7,045
CDX- CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	3.17	USD	939	(41,149)	(37,427)	(3,722)
Morgan Stanley Capital Services LLC
CDX- CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	3.17	USD	262	(11,467)	(10,783)	(684)

						$(366,641)	$(454,336)	$87,695

* Termination date

(a)	When-Issued or delayed delivery security.
(b)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2018, the aggregate market value of these securities amounted to $12,235,738 or 0.9% of net assets.
(d)	Defaulted matured security.
(e)	Non-income producing security.
(f)	Illiquid security.
(g)	Fair valued by the Adviser.
(h)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of March 31, 2018 and the aggregate market value of these securities amounted to $14,514,838 or 1.11% of net assets.

As of March 31, 2018, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 3.9% and 0.5%, respectively.

Glossary:

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

BAM—Build American Mutual

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

COP—Certificate of Participation

ETM—Escrowed to Maturity

NATL—National Interstate Corporation

SRF—State Revolving Fund

See notes to financial statements.

30	Sanford C. Bernstein Fund, Inc.—2018 Semi-Annual Report

Sanford C. Bernstein Fund, Inc.

Schedule of Investment

New York Municipal Portfolio

March 31, 2018 (Unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–100.5%
Long-Term Municipal Bonds–98.9%
New York–83.6%
Albany County Airport Authority AGM Series 2010A 5.00%, 12/15/21–12/15/22	$6,135	$6,523,981
Battery Park City Authority Series 2013A 5.00%, 11/01/22	4,325	4,904,031
Buffalo & Erie County Industrial Land Development Corp. (Catholic Health System Obligated Group) Series 2015 5.00%, 7/01/22–7/01/23	2,000	2,235,540
Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.00%, 11/01/23–11/01/25	3,335	3,582,401
5.25%, 11/01/29	1,900	2,033,836
City of New York NY Series 1993E-3 5.00%, 8/01/23	6,855	7,525,350
Series 2011A 5.00%, 8/01/26	14,275	15,632,267
Series 2011D-1 5.00%, 10/01/24	2,860	3,147,173
Series 2012I 5.00%, 8/01/22	2,320	2,597,890
Series 2013B 5.00%, 8/01/20	10,000	10,728,400
Series 2013E 5.00%, 8/01/20	1,730	1,856,013
Series 2013I 5.00%, 8/01/20	18,775	20,142,571
Series 2016-1 5.00%, 8/01/20	8,480	9,097,683
Series 2016E 5.00%, 8/01/20	9,360	10,041,782
Series 2017-1 5.00%, 8/01/29–8/01/31	5,925	6,993,426
Series 2017C 5.00%, 8/01/20–8/01/26	31,840	36,517,816
Series 2018E 5.00%, 8/01/24	6,335	7,320,536
County of Monroe NY Series 2015 5.00%, 6/01/21–6/01/22	10,660	11,667,452

Principal Amount (000)		U.S. $ Value

BAM Series 2015 5.00%, 6/01/21–6/01/22	$5,860	$6,427,531
County of Nassau NY Series 2011A 5.00%, 4/01/21–4/01/22	5,915	6,416,178
Series 2013A 5.00%, 4/01/18–4/01/20	8,660	8,918,803
Series 2014A 5.00%, 4/01/25	10,190	11,612,218
Series 2017C 5.00%, 10/01/26–10/01/27	22,095	25,986,644
Dutchess County Local Development Corp. (Health QuestSystems Obligated Group) Series 2016B 5.00%, 7/01/32	4,890	5,568,781
Erie County Fiscal Stability Authority Series 2011C 5.00%, 12/01/23 (Pre-refunded/ETM)	5,925	6,584,808
Erie County Industrial Development Agency (The) (Buffalo City School District) Series 2011B 5.00%, 5/01/22	5,800	6,334,934
Housing Development Corp./NY Series 2013A 5.00%, 7/01/25	2,000	2,255,800
Hudson Yards Infrastructure Corp. Series 2017A 5.00%, 2/15/31–2/15/32	22,650	26,470,520
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2014 4.75%, 1/01/20(a)	890	877,807
5.25%, 1/01/24(a)	1,250	1,188,575
Metropolitan Transportation Authority Series 2010D 5.25%, 11/15/24 (Pre-refunded/ETM)	10,755	11,724,993
Series 2010G 5.00%, 11/15/21 (Pre-refunded/ETM)	9,305	10,084,945
5.25%, 11/15/22 (Pre-refunded/ETM)	5,000	5,450,950
5.25%, 11/15/23 (Pre-refunded/ETM)	20,075	21,885,564
5.25%, 11/15/26 (Pre-refunded/ETM)	8,805	9,599,123
Series 2011 5.00%, 11/15/24 (Pre-refunded/ETM)	925	1,027,490

Schedule of Investments—New York Municipal Portfolio	31

Principal Amount (000)		U.S. $ Value

Series 2011C 5.00%, 11/15/24	$1,965	$2,168,928
Series 2011D 5.00%, 11/15/22 (Pre-refunded/ETM)	5,000	5,554,000
5.00%, 11/15/23 (Pre-refunded/ETM)	4,275	4,748,670
5.00%, 11/15/25 (Pre-refunded/ETM)	2,500	2,777,000
Series 2012F 5.00%, 11/15/22	3,470	3,900,731
Series 2016C 5.00%, 11/15/34	4,480	4,724,966
Series 2016D 5.00%, 11/15/27	1,160	1,358,024
Series 2017A 5.00%, 11/15/31	2,025	2,379,416
Series 2017B 5.00%, 11/15/26–11/15/27	7,460	8,813,920
Series 2017C 5.00%, 11/15/25–11/15/31	77,145	90,460,767
Metropolitan Transportation Authority (Metropolitan Transportation Authority Ded Tax) Series 2012A 5.00%, 11/15/24	14,130	15,910,380
Nassau County Local Economic Assistance Corp. (Catholic Health Services of Long Island Obligated Group) Series 2014 5.00%, 7/01/24	4,550	5,139,088
New York City Municipal Water Finance Authority Series 2008AA 5.00%, 6/15/19 (Pre-refunded/ETM)	11,675	11,756,958
5.00%, 6/15/21 (Pre-refunded/ETM)	3,095	3,116,727
5.00%, 6/15/21	3,810	3,836,670
5.00%, 6/15/22 (Pre-refunded/ETM)	2,905	2,925,393
Series 2010FF 5.00%, 6/15/25	24,730	26,489,787
Series 2011HH 5.00%, 6/15/26	9,055	9,907,438
Series 2014D 5.00%, 6/15/22–6/15/29	14,350	16,181,928
Series 2015F 5.00%, 6/15/27–6/15/28	7,830	9,130,577
Series 2015G 5.00%, 6/15/28	11,465	13,293,324
New York City Transitional Finance Authority Building Aid Revenue Series 2018S 5.00%, 7/15/31–7/15/32	4,905	5,822,865

New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2011S-1A 5.00%, 7/15/25	$4,420	$4,848,077
Series 2012S 5.00%, 7/15/25	7,390	8,237,559
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2011A 5.00%, 11/01/20	1,160	1,254,296
Series 2011A-1 5.00%, 11/01/23	15,315	16,943,903
Series 2011B 5.00%, 2/01/20–2/01/24	15,135	16,330,074
Series 2011C 5.00%, 11/01/20	9,480	10,250,629
Series 2012B 5.00%, 11/01/22–11/01/24	13,105	14,758,439
Series 2012D 5.00%, 11/01/20–11/01/23	29,575	32,704,169
Series 2012E 5.00%, 2/01/21–2/01/26	11,600	12,699,034
Series 2014A 5.00%, 8/01/27–8/01/29	6,655	7,639,674
Series 2014C 5.00%, 11/01/26	6,345	7,323,082
Series 2014D-1 5.00%, 2/01/28–2/01/29	9,535	10,854,476
Series 2015C 5.00%, 11/01/18–11/01/26	24,005	27,521,700
Series 2016B 5.00%, 8/01/31	2,150	2,502,579
Series 2017 5.00%, 11/01/26	4,175	4,969,169
Series 2017A 5.00%, 8/01/21	1,740	1,914,870
Series 2017B 5.00%, 8/01/32	5,890	6,920,632
New York City Trust for Cultural Resources (Lincoln Center for the Performing Arts, Inc.) Series 2016A 5.00%, 12/01/26	7,175	8,539,254
New York City Trust for Cultural Resources (Whitney Museum of American Art) Series 2011 5.00%, 7/01/21	4,745	5,145,715
New York Local Government Assistance Corp. (New York Local Government Assistance Corp. Sales Tax) Series 2008A 5.00%, 4/01/20	12,120	12,143,755

32	Sanford C. Bernstein Fund, Inc.—2018 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

New York State Dormitory Authority Series 2009D 5.00%, 6/15/20 (Pre-refunded/ETM)	$2,230	$2,320,114
Series 2011A 5.00%, 7/01/24 (Pre-refunded/ETM)	3,125	3,434,531
Series 2012D 5.00%, 2/15/22 (Pre-refunded/ETM)	1,290	1,425,166
5.00%, 2/15/23 (Pre-refunded/ETM)	865	955,635
5.00%, 2/15/24 (Pre-refunded/ETM)	815	900,396
5.00%, 2/15/25 (Pre-refunded/ETM)	880	972,206
New York State Dormitory Authority (Icahn School of Medicine at Mount Sinai) Series 2010A 5.00%, 7/01/19	4,390	4,562,000
Series 2015A 5.00%, 7/01/22–7/01/26	6,415	7,233,260
New York State Dormitory Authority (Mount Sinai Hospitals Group, Inc.) Series 2010A 5.00%, 7/01/18	1,360	1,371,220
New York State Dormitory Authority (New York State Dormitory Authority Lease) Series 2009A 5.00%, 7/01/22	6,050	6,298,473
New York State Dormitory Authority (New York State Sales Tax) Series 2015-2 5.00%, 3/15/19–3/15/22	43,385	47,255,987
Series 2015A 5.00%, 3/15/19–3/15/23	34,200	36,231,770
Series 2017A 5.00%, 3/15/23–3/15/29	7,695	9,064,475
New York State Dormitory Authority (New York University) Series 2015A 5.00%, 7/01/23	2,040	2,331,190
NATL Series 1998A 6.00%, 7/01/18	1,000	1,010,980
New York State Dormitory Authority (Orange Regional Medical Center Obligated Group) Series 2017 5.00%, 12/01/23–12/01/26(b)	4,600	5,125,124
New York State Dormitory Authority (St John’s University/NY) Series 2015A 5.00%, 7/01/24	1,130	1,293,748

Principal Amount (000)		U.S. $ Value

New York State Dormitory Authority (State of New York Pers Income Tax) Series 2012A 5.00%, 12/15/20–12/15/21	$8,920	$9,826,490
Series 2012B 5.00%, 3/15/22	3,905	4,349,350
Series 2012D 5.00%, 2/15/22–2/15/25	18,285	20,254,327
Series 2014A 5.00%, 2/15/28–2/15/29	13,825	15,701,467
Series 2014C 5.00%, 3/15/28–3/15/29	14,485	16,509,959
Series 2015B 5.00%, 2/15/23	1,160	1,311,960
Series 2015E 5.00%, 3/15/21–3/15/23	5,380	6,051,583
Series 2016D 5.00%, 2/15/21	5,970	6,497,808
AMBAC Series 2005B 5.50%, 3/15/23	5,000	5,779,950
New York State Dormitory Authority (State University of New York Dormitory Fees) Series 2015A 5.00%, 7/01/19	2,720	2,830,677
New York State Dormitory Authority (Wyckoff Heights Medical Center State Lease) Series 2015 5.00%, 2/15/21	3,870	4,208,741
New York State Energy Research & Development Authority (Consolidated Edison Co. of New York, Inc.) AMBAC Series 2001A 2.173%, 5/01/34(c)	1,900	1,823,924
2.215%, 5/01/34(c)	2,425	2,327,903
2.423%, 5/01/34(c)	2,300	2,207,908
XLCA Series 2004B 2.27%, 10/01/35(c)	3,000	2,880,120
New York State Energy Research & Development Authority (Rochester Gas & Electric Corp.) NATL Series 1997A 2.534%, 8/01/32(c)	2,000	1,870,080
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority) Series 2009A 5.25%, 6/15/24	7,300	7,615,287
New York State Environmental Facilities Corp. (State of New York SRF) Series 2015D 5.00%, 3/15/22–9/15/22	9,320	10,509,332

Schedule of Investments—New York Municipal Portfolio	33

Principal Amount (000)		U.S. $ Value

New York State Thruway Authority (New York State Thruway Authority Ded Tax)
Series 2012A 5.00%, 4/01/21–4/01/25	$26,175	$28,995,604
AMBAC Series 2005B 5.50%, 4/01/20	9,215	9,906,401
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2012I 5.00%, 1/01/25	5,155	5,678,748
Series 2013A 5.00%, 5/01/19	27,610	28,587,670
Series 2014 5.00%, 1/01/26–1/01/28	4,345	5,007,652
Series 2014J 5.00%, 1/01/26–1/01/27	33,900	38,362,419
Series 2018L 5.00%, 1/01/20	3,780	3,992,738
New York State Thruway Authority (State of New York Pers Income Tax) Series 2010A 5.00%, 3/15/25	5,425	5,847,336
Series 2011A 5.00%, 3/15/19	2,060	2,126,950
New York State Urban Development Corp. (New York State Urban Development Corp. Lease) Series 2008B 5.00%, 1/01/19	3,525	3,555,245
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2010A 5.00%, 3/15/19	10,000	10,325,000
Series 2013C 5.00%, 3/15/20	9,945	10,565,866
Series 2016A 5.00%, 3/15/21–3/15/28	26,935	30,555,055
Series 2017C 5.00%, 3/15/26	9,095	10,739,376
New York Transportation Development Corp. (American Airlines, Inc.) 5.00%, 8/01/21	1,415	1,523,941
Series 2016 5.00%, 8/01/19–8/01/31	25,655	27,096,123
New York Transportation Development Corp. (Terminal One Group Association LP) Series 2015 5.00%, 1/01/21	3,690	3,965,643

Principal Amount (000)		U.S. $ Value

Niagara Falls City School District Series 2016 5.00%, 6/15/22–6/15/25	$11,580	$13,058,888
Port Authority of New York & New Jersey Series 2011 5.00%, 9/15/24	2,000	2,151,960
Series 2011O 5.00%, 10/15/21	5,215	5,727,374
Series 2013-178 5.00%, 12/01/23	10,480	11,842,924
Series 2014 5.00%, 9/01/23–9/01/27	12,470	14,127,827
Series 2014-1 5.00%, 10/15/23	3,455	3,896,825
Series 2014-186 5.00%, 10/15/21–10/15/22	12,575	13,894,944
Series 2015E 5.00%, 10/15/22–10/15/26	16,390	18,625,761
Series 2017 3.00%, 10/15/18	1,000	1,007,510
5.00%, 10/15/28	6,925	8,079,328
Series 20182 5.00%, 9/15/27	9,310	10,957,870
Sales Tax Asset Receivable Corp. Series 2014A 5.00%, 10/15/19–10/15/26	20,810	23,385,494
Town of Oyster Bay NY 5.00%, 2/15/22–2/15/23(d)	11,660	12,669,436
Series 2016C 4.00%, 6/01/18	4,175	4,187,984
Triborough Bridge & Tunnel Authority Series 2008A 5.00%, 11/15/19 (Pre-refunded/ETM)	2,150	2,158,815
Series 2011A 5.00%, 1/01/27 (Pre-refunded/ETM)	7,000	7,780,500
Series 2012B 5.00%, 11/15/21–11/15/23	25,760	28,972,588
Series 2013A 5.00%, 11/15/28	5,000	5,622,300
Series 2013B 5.00%, 11/15/20–11/15/22	10,970	12,241,423
Series 2016A 5.00%, 11/15/24	8,120	9,507,221
Troy Capital Resource Corp. (Rensselaer Polytechnic Institute) Series 2010B 5.00%, 9/01/18–9/01/21	3,370	3,468,221
TSASC, Inc./NY Series 2017A 5.00%, 6/01/20–6/01/23	3,000	3,283,960
Utility Debt Securitization Authority Series 2013T 5.00%, 6/15/26–12/15/29	34,825	39,730,444

		1,532,416,960

34	Sanford C. Bernstein Fund, Inc.—2018 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Alabama–1.0%
Alabama Public School & College Authority Series 2009B 5.00%, 5/01/18	$11,145	$11,175,314
Black Belt Energy Gas District (Goldman Sachs Group, Inc. (The)) Series 2018A 4.00%, 12/01/48	5,935	6,364,694

		17,540,008

Arizona–0.1%
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017B 4.00%, 10/01/23(b)	2,400	2,407,920

California–0.4%
California Econ Recovery Series 2009A 5.25%, 7/01/21 (Pre-refunded/ETM)	5,000	5,228,900
Golden State Tobacco Securitization Corp. (Golden State Tobacco Securitization Corp. Lease) Series 2013A 5.00%, 6/01/19	1,225	1,272,701
San Francisco City & County Airport Comm-San Francisco International Airport (San Francisco Intl Airport) Series 2009E 5.00%, 5/01/21	1,280	1,325,888

		7,827,489

Colorado–0.2%
City & County of Denver CO (United Airlines, Inc.) Series 2017 5.00%, 10/01/32	2,425	2,621,740

Connecticut–0.9%
State of Connecticut Series 2018B 5.00%, 4/15/25(d)	14,565	16,316,296

District of Columbia–0.3%
Metropolitan Washington Airports Authority Series 2010B 5.00%, 10/01/19–10/01/21	5,795	6,099,749

Florida–1.1%
County of Miami-Dade FL Aviation Revenue Series 2009A 5.75%, 10/01/20	1,680	1,778,700

Principal Amount (000)		U.S. $ Value

Durbin Crossing Community Development District Series 2006-1 5.25%, 11/01/15(e)(f)(g)	$2,060	$195,700
Overoaks Community Development District Series 2004B 5.125%, 5/01/09(e)(f)(g)	185	15,725
Series 2010A-1 6.125%, 5/01/35	70	70,088
Series 2010A-2 6.125%, 5/01/35	175	175,221
Parkway Center Community Development District Series 2004B 7.00%, 5/01/23	110	112,380
State of Florida Lottery Revenue Series 2010C 5.00%, 7/01/18	16,355	16,496,144
Volusia County School Board COP Series 2014B 5.00%, 8/01/26	1,000	1,154,940

		19,998,898

Guam–0.6%
Guam Department of Education COP Series 2010A 6.00%, 12/01/20	1,185	1,206,804
Guam Government Waterworks Authority Series 2017 5.00%, 7/01/28–7/01/31	4,250	4,688,038
Guam Power Authority Series 2017A 5.00%, 10/01/25-10/01/27	3,945	4,344,684

		10,239,526

Illinois–3.0%
Chicago Board of Education Series 2017C 5.00%, 12/01/23	8,160	8,684,117
Metropolitan Pier & Exposition Authority Series 2012B 5.00%, 12/15/28	5,090	5,264,791
Series 2017B 5.00%, 12/15/28	2,000	2,189,680
State of Illinois Series 2012 5.00%, 3/01/21–8/01/25	13,135	13,646,719
Series 2013 5.50%, 7/01/25	7,435	7,921,249
Series 2014 5.00%, 5/01/24	2,540	2,649,296
Series 2016 5.00%, 2/01/24	4,200	4,380,684

Schedule of Investments—New York Municipal Portfolio	35

Principal Amount (000)		U.S. $ Value

Series 2017A 5.00%, 12/01/24	$2,060	$2,151,134
Series 2017D 5.00%, 11/01/23	7,505	7,846,102
Town of Cortland IL (Town of Cortland IL Spl Tax) Series 2006 5.50%, 3/01/17(e)(f)(g)	1,307	256,826

		54,990,598

Indiana–0.6%
Indiana Bond Bank (JPMorgan Chase & Co.) Series 2007A 5.25%, 10/15/18–10/15/21	10,780	11,474,527

Louisiana–0.0%
Juban Parc Community Development District Series 2006 5.15%, 10/01/14(e)(f)(g)	1,155	323,400

Massachusetts–0.6%
Commonwealth of Massachusetts NATL Series 2000D 2.551%, 12/01/30(c)	275	274,197
NATL Series 2000E 2.551%, 12/01/30(c)	2,300	2,293,284
NATL Series 2000F 2.611%, 12/01/30(c)	8,475	8,450,253

		11,017,734

Michigan–0.2%
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System) Series 2012A 5.00%, 7/01/22	3,055	3,354,176

Nevada–0.4%
County of Clark Department of Aviation (Las Vegas-McCarran International Airport) AGM Series 2009C 5.00%, 7/01/23	7,400	7,699,256

New Jersey–2.7%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease)
Series 2011G 5.00%, 9/01/21	3,295	3,493,392
Series 2013 5.00%, 3/01/21–3/01/28	3,945	4,182,672

Principal Amount (000)		U.S. $ Value

Series 2015X 5.00%, 6/15/19–6/15/21	$23,895	$25,399,861
Series 2017D 5.00%, 6/15/30	2,000	2,171,820
New Jersey Transportation Trust Fund Authority Series 2012A 5.00%, 6/15/22	1,000	1,076,280
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 6/15/27	5,000	5,552,950
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2011A 5.00%, 6/15/21	2,195	2,344,524
AMBAC Series 2005B 5.25%, 12/15/23	4,700	5,281,484

		49,502,983

Ohio–0.1%
Ohio Air Quality Development Authority (FirstEnergy Generation LLC) Series 2009D 4.25%, 8/01/29	1,305	1,141,549
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Corp.) Series 2016B 4.375%, 6/01/33	1,650	1,443,040

		2,584,589

Pennsylvania – 1.0%
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 7/01/23–7/01/24	3,775	4,139,654
Philadelphia Parking Authority (The) (Philadelphia Airport Parking) Series 2009 5.00%, 9/01/21	11,405	12,170,162
5.25%, 9/01/23	2,435	2,607,228

		18,917,044

Tennessee–1.0%
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The)) Series 2006A 5.25%, 9/01/21	17,375	19,089,044

36	Sanford C. Bernstein Fund, Inc.—2018 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Texas–0.4%
City of Houston TX Airport System Revenue (United Airlines, Inc.)
5.00%, 7/15/28	$1,750	$1,968,540
Mission Economic Development Corp. (Natgasoline LLC)
Series 2016B
5.75%, 10/01/31(b)	4,300	4,472,731

		6,441,271

Washington–0.7%
Port of Seattle WA
Series 2010C
5.00%, 2/01/21	11,085	11,975,458

Total Long-Term Municipal Bonds (cost $1,792,246,821)		1,812,838,666

Short-Term Municipal Notes–1.6%
New York–1.3%
City of New York NY
Series 2013I
1.70%, 4/01/36(h)	10,000	10,000,000
Metropolitan Transportation Authority
Series 2017A
1.70%, 11/01/31(h)	4,000	4,000,000
State of New York
Series 2018A
5.00%, 2/15/19	5,560	5,728,801

Principal Amount (000)		U.S. $ Value

Town of Oyster Bay NY
Series 2017C
2.50%, 6/01/18	$3,500	$3,502,345
Triborough Bridge & Tunnel Authority
Series 2018B
1.66%, 1/01/32(h)	1,300	1,300,000

		24,531,146

Texas–0.3%
State of Texas Series 2017 4.00%, 8/30/18	5,000	5,050,350

Total Short-Term Municipal Notes (cost $29,600,663)		29,581,496

Total Municipal Obligations (cost $1,821,847,484)		1,842,420,162

SHORT-TERM INVESTMENTS–0.1%
Time Deposit–0.1%
State Street Time Deposit 0.28%, 4/02/18 (cost $1,936,404)	1,936	1,936,404

Total Investments—100.6% (cost $1,823,783,888)		1,844,356,566

Other assets less liabilities—(0.6)%		(11,011,793)

Net Assets—100.0%		$1,833,344,773

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Credit Suisse International
CDX- CMBX.NA.A Series 6, 5/11/63*	2.00%	Monthly	3.17%	USD	2,388	$(104,515)	$(143,593)	$39,078
CDX- CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	3.17	USD	1,108	(48,494)	(45,378)	(3,116)
CDX- CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	3.17	USD	2,253	(98,481)	(127,512)	29,031
Deutsche Bank AG
CDX- CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	3.17	USD	2,554	(111,780)	(154,254)	42,474

Schedule of Investments—New York Municipal Portfolio	37

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Goldman Sachs International
CDX- CMBX.NA.A Series 6, 5/11/63*	2.00%	Monthly	3.17%	USD	955	$(41,797)	$(55,392)	$13,595
CDX- CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	3.17	USD	955	(41,797)	(51,824)	10,027
CDX- CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	3.17	USD	1,338	(58,634)	(53,330)	(5,304)
Morgan Stanley Capital Services LLC
CDX- CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	3.17	USD	372	(16,281)	(15,310)	(971)

						$(521,779)	$(646,593)	$124,814

* Termination date

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.11% of net assets as of March 31, 2018, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2014 5.25%, 1/01/24	11/13/14	$1,250,000	$1,188,575	0.06%
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2014 4.75%, 1/01/20	11/13/14	890,000	877,807	0.05%

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2018, the aggregate market value of these securities amounted to $12,005,775 or 0.7% of net assets.
(c)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of March 31, 2018 and the aggregate market value of these securities amounted to $22,127,669 or 1.21% of net assets.
(d)	When-Issued or delayed delivery security.
(e)	Defaulted matured security.
(f)	Non-income producing security.
(g)	Illiquid security.
(h)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of March 31, 2018, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 3.5% and 0.0%, respectively.

Glossary:

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

BAM—Build American Mutual

CDX-CMBX.NA—North American Commercial Mortgage- Backed Index

COP—Certificate of Participation

ETM—Escrowed to Maturity

NATL—National Interstate Corporation

SRF—State Revolving Fund

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

38	Sanford C. Bernstein Fund, Inc.—2018 Semi-Annual Report

SCB-MU-1945-0318

MAR    03.31.18

SEMI-ANNUAL REPORT

AB BLENDED STYLE FUNDS

+	AB INTERNATIONAL PORTFOLIO
+	AB TAX-MANAGED INTERNATIONAL PORTFOLIO
+	AB EMERGING MARKETS PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the International and Tax-Managed International Portfolios monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE ADVISER

Dear Shareholder,

We are pleased to provide this report for AB Blended Style Funds: International, Tax-Managed International and Emerging Markets Portfolios (each a “Portfolio,” and collectively, the “Portfolios”). Please review the discussion of Portfolio performance, the market conditions during the reporting period and the Portfolios’ investment strategies.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

Senior Vice President of the Adviser

abfunds.com	AB BLENDED STYLE FUNDS | 1

SEMI-ANNUAL REPORT

May 18, 2018

This report provides management’s discussion of fund performance for AB Blended Style Funds: International, Tax-Managed International and Emerging Markets Portfolios for the semi-annual reporting period ended March 31, 2018.

Class Z shares of the Portfolios are currently offered exclusively to registered investment companies (or their series) managed by the Adviser.

The investment objective of the International and Tax-Managed International Portfolios is to provide long-term capital growth. The investment objective of the Emerging Markets Portfolio is to provide long-term capital growth through investments in equity securities of companies in emerging-market countries.

NAV RETURNS AS OF MARCH 31, 2018 (unaudited)

	6 Months	12 Months
AB INTERNATIONAL PORTFOLIO
Class A Shares	3.40%	17.20%
Class B Shares[1]	3.03%	16.39%
Class C Shares	3.03%	16.33%
Class Z Shares[2]	3.55%	17.50%
MSCI EAFE Index (net)	2.63%	14.80%

	6 Months	12 Months
AB TAX-MANAGED INTERNATIONAL PORTFOLIO
Class A Shares	3.45%	17.15%
Class B Shares[1]	3.04%	16.32%
Class C Shares	3.02%	16.21%
Class Z Shares[2]	3.54%	17.37%
MSCI EAFE Index (net)	2.63%	14.80%

	6 Months	12 Months
AB EMERGING MARKETS PORTFOLIO
Class Z Shares[2]	8.42%	23.01%
MSCI EM Index (net)	8.96%	24.93%

1	Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note 1 for additional information.

(footnotes continued on next page)

2 | AB BLENDED STYLE FUNDS	abfunds.com

2	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The preceding tables show the Portfolios’ performance compared to their benchmarks, the Morgan Stanley Capital International Europe, Australasia and the Far East (“MSCI EAFE”) Index (net) for International and Tax-Managed International Portfolios and the MSCI Emerging Markets (“EM”) Index (net) for Emerging Markets Portfolio, for the six- and 12-month periods ended March 31, 2018.

All share classes of the International and Tax-Managed International Portfolios outperformed the benchmark for both periods, before sales charges. For the six-month period, stock selection in the financials and technology sectors were the leading contributors relative to the benchmark, while selection within the utilities sector detracted. Country selection had no material impact on returns in the six-month period. For the 12-month period, strong stock selection in the financials, technology and consumer discretionary sectors drove performance, as did an overweight to technology stocks. During the period, the Portfolios’ overweights to emerging markets—especially China and Korea—contributed to performance. These gains were somewhat offset by negative stock selection within utilities and health care.

The Emerging Markets Portfolio underperformed the benchmark for both periods, before sales charges. Exposures to currencies in volatile political environments detracted for both periods. An underweight to South Africa detracted, as the South African rand gained substantially on positive election outcomes. An overweight to the Argentine peso also detracted, as it declined amid continued economic weakness. These losses more than offset positive sector selection from underweights in telecommunications and industrials, as well as an overweight in the technology sector.

The International and Tax-Managed International Portfolios utilized derivatives in the form of Treasury futures and currency forwards for hedging purposes, which had an immaterial impact on absolute returns for both periods.

The Emerging Markets Portfolio utilized derivatives in the form of Treasury futures for investment purposes, which added to absolute returns for the 12-month period. Currency forwards for hedging and investment purposes added to returns for both periods.

MARKET REVIEW AND INVESTMENT STRATEGY

Equity markets appreciated for both periods ended March 31, 2018. Markets were led by a rally in technology shares, strong economic growth

abfunds.com	AB BLENDED STYLE FUNDS | 3

and relatively benign inflation. Emerging markets outperformed their developed-market peers after several disappointing years. In the latter part of the reporting period, equity market volatility normalized from historically low levels at the end of 2017. Concerns about rising interest rates, escalating trade tensions and geopolitical concerns between Russia and the UK caused volatility to rise and unwind strong gains from January.

Style volatility has been elevated over the past few years, with the six- and 12-month periods strongly favoring growth companies in both international and emerging-market equities. The Portfolios employ a strategy that selects stocks from many disciplines in an effort to produce consistent premiums regardless of the style environment. The value approach seeks to buy future cash earnings for the lowest price, while the growth approach seeks to own companies that are well positioned to benefit from long-term secular trends.

INVESTMENT POLICIES

INTERNATIONAL AND TAX-MANAGED INTERNATIONAL PORTFOLIOS

The Portfolios invest primarily in equity securities of issuers in countries that make up the MSCI EAFE Index, and Canada. The Adviser diversifies the Portfolios among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Adviser invests in companies in at least three countries (and normally substantially more) other than the United States. The Portfolios also invest in less developed or emerging equity markets. The Adviser invests the Portfolios’ assets using multiple disciplines as well as capitalization ranges, although the Adviser expects to invest primarily in large- and mid-sized capitalization companies. The Adviser relies on both fundamental and quantitative research to manage both risk and return for the Portfolios. The Portfolios may own stocks selected using the Adviser’s bottom-up fundamental research in value, growth, stability and other disciplines. Within each investment discipline, the Adviser draws on the capabilities of separate investment teams. The research analyses that support buy and sell decisions for the Portfolios are fundamental and bottom-up, based largely on specific company and industry findings and taking into account broad economic forecasts. The International Portfolio is managed without regard to tax considerations; the Tax-Managed International Portfolio seeks to minimize the impact of taxes on shareholders’ returns.

The Portfolios invest primarily in common stocks, but may also invest in preferred stocks, warrants and convertible securities of foreign

4 | AB BLENDED STYLE FUNDS	abfunds.com

(continued on next page)

issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Portfolios may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolios may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolios’ securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolios. The Portfolios generally invest in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolios also purchase foreign currency for immediate settlement in order to purchase foreign securities. In addition, the Portfolios may invest a portion of their uncommitted cash balances in futures contracts on securities or baskets of securities to expose that portion of the Portfolios to the equity markets. The Portfolios may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolios from a decline in value, sometimes within certain ranges.

EMERGING MARKETS PORTFOLIO

The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of companies in emerging markets. Issuers of these securities may be large-, mid- or small-capitalization companies.

The Adviser invests the Portfolio’s assets using multiple disciplines. The Portfolio may own stocks selected using the Adviser’s bottom-up research in value, growth, core and other investment style disciplines. The Adviser may allocate assets to companies in different targeted ranges of market capitalization. Within each investment discipline, the Adviser draws on the capabilities of separate investment teams. The Adviser relies on both fundamental and quantitative research to manage risk and return for the Portfolio.

The Portfolio may invest in companies of any size. The Portfolio invests primarily in common stocks, but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored ADRs and GDRs.

(continued on next page)

abfunds.com	AB BLENDED STYLE FUNDS | 5

Under most conditions, the Portfolio intends to have its assets invested among multiple emerging-market countries, although the Portfolio may also invest in more developed-market countries. In allocating the Portfolio’s assets among emerging-market countries, the Adviser considers such factors as the geographical distribution of the Portfolio, the sizes of the stock markets represented and the various key economic characteristics of the countries. However, the Portfolio may not necessarily be diversified on a geographical basis. The Adviser also considers the transaction costs and volatility of each individual market.

The Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio. The Portfolio generally invests in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolio also purchases foreign currency for immediate settlement in order to purchase foreign securities. In addition, the Portfolio may invest a portion of its uncommitted cash balances in futures contracts on securities or baskets of securities to expose that portion of the Portfolio to the equity markets. The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may also make investments in developed foreign securities that comprise the MSCI EAFE Index.

6 | AB BLENDED STYLE FUNDS	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI EAFE Index and the MSCI EM Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the US and Canada. The MSCI EM Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance of any specific investment, including the Portfolios.

A Word About Risk

Foreign (Non-US) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in US securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Country Concentration Risk: The Portfolios may not always be diversified among countries or regions and the effect on the share price of the Portfolios of specific risks such as political, regulatory and currency may be magnified due to concentration of the Portfolios’ investments in a particular country or region.

Emerging-Markets Securities Risk: The risks of investing in foreign (non-US) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Foreign Currency Risk: This is the risk that changes in foreign (non-US) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency

abfunds.com	AB BLENDED STYLE FUNDS | 7

DISCLOSURES AND RISKS (continued)

positions may decrease if the US dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the US dollar).

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Redemption Risk: The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Market Risk: The Portfolios are subject to market risk, which is the risk that stock prices in general may decline over short or extended periods. Stock prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; and other factors. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. The US government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets. Other governments have tried to support markets by buying stocks and through other market interventions. Government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Further Federal Reserve or other US or non-US governmental or central bank actions, including interest rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invest.

8 | AB BLENDED STYLE FUNDS	abfunds.com

DISCLOSURES AND RISKS (continued)

Current political uncertainty surrounding the European Union (“EU”) and its membership may increase market volatility. The United Kingdom has voted to withdraw from the EU, and one or more other countries may withdraw from the EU and/or abandon the euro, the common currency of the EU. The financial instability of some countries in the EU, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- or mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Allocation Risk: The allocation of investments among investment disciplines may have a significant effect on the Portfolios’ performance when the investment disciplines in which the Portfolios have greater exposure perform worse than the investment disciplines with less exposure.

Derivatives Risk: The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound

abfunds.com	AB BLENDED STYLE FUNDS | 9

DISCLOSURES AND RISKS (continued)

other risks. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The US government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Sector Risk: The Portfolios may have more risk because of concentrated investments in a particular market sector, such as the technology or financial services sector. Market or economic factors affecting that sector could have a major effect on the value of the Portfolios’ investments.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results. In some cases, derivatives and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

These risks are fully discussed in the Portfolios’ prospectus. As with all investments, you may lose money by investing in the Portfolios.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Portfolios have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC returns reflect the applicable sales

10 | AB BLENDED STYLE FUNDS	abfunds.com

DISCLOSURES AND RISKS (continued)

charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4) and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB BLENDED STYLE FUNDS | 11

HISTORICAL PERFORMANCE

INTERNATIONAL PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2018 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	17.20%	12.21%
5 Years	6.69%	5.77%
10 Years	-0.23%	-0.66%
CLASS B SHARES
1 Year	16.39%	12.39%
5 Years	5.88%	5.88%
10 Years[1]	-0.87%	-0.87%
CLASS C SHARES
1 Year	16.33%	15.33%
5 Years	5.90%	5.90%
10 Years	-0.96%	-0.96%
CLASS Z SHARES[2]
1 Year	17.50%	17.50%
Since Inception[3]	15.40%	15.40%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.23%, 2.11%, 1.98% and 0.83% for Class A, Class B, Class C and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

1	Assumes conversion of Class B shares into Class A shares after eight years.

2	This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

3	Inception date: 1/15/2016.

12 | AB BLENDED STYLE FUNDS	abfunds.com

HISTORICAL PERFORMANCE (continued)

INTERNATIONAL PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2018 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	12.21%
5 Years	5.77%
10 Years	-0.66%
CLASS B SHARES
1 Year	12.39%
5 Years	5.88%
10 Years[1]	-0.87%
CLASS C SHARES
1 Year	15.33%
5 Years	5.90%
10 Years	-0.96%
CLASS Z SHARES[2]
1 Year	17.50%
Since Inception[3]	15.40%

1	Assumes conversion of Class B shares into Class A shares after eight years.

2	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

3	Inception date: 1/15/2016.

abfunds.com	AB BLENDED STYLE FUNDS | 13

HISTORICAL PERFORMANCE

TAX-MANAGED INTERNATIONAL PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2018 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	17.15%	12.17%
5 Years	6.77%	5.85%
10 Years	-0.27%	-0.70%
CLASS B SHARES
1 Year	16.32%	12.32%
5 Years	6.00%	6.00%
10 Years[1]	-0.87%	-0.87%
CLASS C SHARES
1 Year	16.21%	15.21%
5 Years	6.00%	6.00%
10 Years	-1.00%	-1.00%
CLASS Z SHARES[2]
1 Year	17.37%	17.37%
Since Inception[3]	15.25%	15.25%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.13%, 2.17%, 1.87% and 0.77% for Class A, Class B, Class C and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class B shares into Class A shares after eight years.

2	This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

3	Inception date: 1/15/2016.

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HISTORICAL PERFORMANCE (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2018 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	12.17%
5 Years	5.85%
10 Years	-0.70%
CLASS B SHARES
1 Year	12.32%
5 Years	6.00%
10 Years[1]	-0.87%
CLASS C SHARES
1 Year	15.21%
5 Years	6.00%
10 Years	-1.00%
CLASS Z SHARES[2]
1 Year	17.37%
Since Inception[3]	15.25%

1	Assumes conversion of Class B shares into Class A shares after eight years.

2	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

3	Inception date: 1/15/2016.

abfunds.com	AB BLENDED STYLE FUNDS | 15

HISTORICAL PERFORMANCE (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

RETURNS AFTER TAXES ON DISTRIBUTIONS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2018 (unaudited)

Returns
CLASS A SHARES
1 Year	12.01%
5 Years	5.58%
10 Years	-0.82%
CLASS B SHARES
1 Year	12.41%
5 Years	6.01%
10 Years[1]	-0.83%
CLASS C SHARES
1 Year	15.40%
5 Years	5.96%
10 Years	-0.93%
CLASS Z SHARES[2]
1 Year	17.11%
Since Inception[3]	14.98%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2018 (unaudited)

Returns
CLASS A SHARES
1 Year	7.34%
5 Years	4.67%
10 Years	-0.36%
CLASS B SHARES
1 Year	7.22%
5 Years	4.83%
10 Years[1]	-0.48%
CLASS C SHARES
1 Year	8.79%
5 Years	4.82%
10 Years	-0.57%
CLASS Z SHARES[2]
1 Year	10.36%
Since Inception[3]	11.98%

(footnotes continued on next page)

16 | AB BLENDED STYLE FUNDS	abfunds.com

HISTORICAL PERFORMANCE (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

1	Assumes conversion of Class B shares into Class A shares after eight years.

2	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

3	Inception date: 1/15/2016.

abfunds.com	AB BLENDED STYLE FUNDS | 17

HISTORICAL PERFORMANCE

EMERGING MARKETS PORTFOLIO

AVERAGE ANNUAL RETURNS

AS OF MARCH 31, 2018 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)
CLASS Z SHARES[1]
1 Year	23.01%	23.01%
Since Inception[2]	27.90%	27.90%

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2018 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS Z SHARES[1]
1 Year	23.01%
Since Inception[2]	27.90%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratio as 1.05% for Class Z shares. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratio shown above may differ from the expense ratio in the Financial Highlights section since they are based on different time periods.

1	This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

2	Inception date: 1/15/2016.

18 | AB BLENDED STYLE FUNDS	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB BLENDED STYLE FUNDS | 19

EXPENSE EXAMPLE (continued)

(unaudited)

International Portfolio

	Beginning Account Value October 1, 2017	Ending Account Value March 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,034.00	$5.53	1.09%
Hypothetical**	$1,000	$1,019.50	$5.49	1.09%
Class B
Actual	$1,000	$1,030.30	$9.21	1.82%
Hypothetical**	$1,000	$1,015.86	$9.15	1.82%
Class C
Actual	$1,000	$1,030.30	$9.31	1.84%
Hypothetical**	$1,000	$1,015.76	$9.25	1.84%
Class Z
Actual	$1,000	$1,035.50	$4.36	0.86%
Hypothetical**	$1,000	$1,020.64	$4.33	0.86%

Tax-Managed International Portfolio

	Beginning Account Value October 1, 2017	Ending Account Value March 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,034.50	$5.28	1.04%
Hypothetical**	$1,000	$1,019.75	$5.24	1.04%
Class B
Actual	$1,000	$1,030.40	$9.01	1.78%
Hypothetical**	$1,000	$1,016.06	$8.95	1.78%
Class C
Actual	$1,000	$1,030.20	$9.06	1.79%
Hypothetical**	$1,000	$1,016.01	$9.00	1.79%
Class Z
Actual	$1,000	$1,035.40	$4.11	0.81%
Hypothetical**	$1,000	$1,020.89	$4.08	0.81%

Emerging Markets Portfolio

	Beginning Account Value October 1, 2017	Ending Account Value March 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio*
Class Z
Actual	$1,000	$1,084.20	$5.72	1.10%
Hypothetical**	$1,000	$1,019.45	$5.54	1.10%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

20 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO SUMMARY

INTERNATIONAL PORTFOLIO

March 31, 2018 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,612.6

1	All data are as of March 31, 2018. The Portfolio’s country and sector breakdowns are expressed as a percentage of the Portfolio’s long-term investments and may vary over time. The Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.8% or less in the following countries: Argentina, Austria, Belgium, Brazil, Finland, Indonesia, Ireland, Israel, Italy, Peru, Philippines, Portugal, Singapore, South Korea, Spain and Taiwan.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

abfunds.com	AB BLENDED STYLE FUNDS | 21

PORTFOLIO SUMMARY

TAX-MANAGED INTERNATIONAL PORTFOLIO

March 31, 2018 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $3,765.6

1	All data are as of March 31, 2018. The Portfolio’s country and sector breakdowns are expressed as a percentage of the Portfolio’s long-term investments and may vary over time. The Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.8% or less in the following countries: Argentina, Austria, Belgium, Brazil, Finland, Indonesia, Israel, Italy, Peru, Philippines, Portugal, Singapore, South Korea, Spain, Sweden, Taiwan and United States.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

22 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO SUMMARY

EMERGING MARKETS PORTFOLIO

March 31, 2018 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,576.0

1	All data are as of March 31, 2018. The Portfolio’s country and sector breakdowns are expressed as a percentage of the Portfolio’s long-term investments and may vary over time. “Other” country weightings represent 0.7% or less in the following countries: Canada, Chile, Egypt, Georgia, Greece, Hungary, Kenya, Malaysia, Mexico, Philippines, Singapore, Thailand, United States and United Kingdom.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

abfunds.com	AB BLENDED STYLE FUNDS | 23

PORTFOLIO OF INVESTMENTS

INTERNATIONAL PORTFOLIO

March 31, 2018 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.2%
Financials – 20.4%
Banks – 10.9%
Bank Hapoalim BM	255,404	$1,756,392
Barclays PLC	3,149,120	9,202,061
BNP Paribas SA	181,270	13,443,107
BOC Hong Kong Holdings Ltd.	2,994,500	14,690,353
Credicorp Ltd.	46,890	10,645,906
Danske Bank A/S	72,718	2,724,618
DBS Group Holdings Ltd.	255,200	5,390,422
DNB ASA	759,220	14,954,524
Erste Group Bank AG	313,670	15,769,221
Hang Seng Bank Ltd.	143,100	3,324,870
HDFC Bank Ltd.	611,930	18,098,470
KB Financial Group, Inc.	92,720	5,377,502
KBC Group NV	40,600	3,535,401
Mitsubishi UFJ Financial Group, Inc.	2,917,600	19,389,249
National Australia Bank Ltd.	166,920	3,685,014
Oversea-Chinese Banking Corp., Ltd.	300,500	2,960,225
Royal Bank of Canada	63,110	4,875,001
Seven Bank Ltd.	511,700	1,641,553
Sumitomo Mitsui Financial Group, Inc.	86,800	3,682,427
Svenska Handelsbanken AB – Class A	611,600	7,655,292
Swedbank AB – Class A	391,220	8,790,849
Toronto-Dominion Bank (The)	67,870	3,851,419

		175,443,876

Capital Markets – 3.2%
Azimut Holding SpA	223,246	4,798,766
Credit Suisse Group AG (REG)(a)	871,953	14,644,467
Euronext NV(b)	60,320	4,421,390
IG Group Holdings PLC	401,730	4,499,240
Partners Group Holding AG	26,165	19,470,019
Thomson Reuters Corp.	75,190	2,905,818

		50,739,700

Consumer Finance – 1.0%
Bharat Financial Inclusion Ltd.(a)	529,880	8,953,184
Hitachi Capital Corp.	294,700	7,459,311

		16,412,495

Diversified Financial Services – 0.2%
ORIX Corp.	193,400	3,465,915

Insurance – 4.5%
Admiral Group PLC	56,040	1,450,450
AIA Group Ltd.	1,813,400	15,502,169
Allianz SE (REG)	85,630	19,357,272

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PORTFOLIO OF INVESTMENTS (continued)

INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Direct Line Insurance Group PLC	442,928	$2,371,662
NN Group NV	89,112	3,959,240
PICC Property & Casualty Co., Ltd. – Class H	4,038,000	7,135,261
Prudential PLC	572,524	14,306,615
Swiss Re AG	59,630	6,086,235
Tryg A/S	114,280	2,662,627

		72,831,531

Thrifts & Mortgage Finance – 0.6%
Housing Development Finance Corp., Ltd.	358,250	10,065,791

		328,959,308

Consumer Discretionary – 14.4%
Auto Components – 4.0%
Aptiv PLC	120,270	10,219,342
Continental AG	14,469	3,996,500
Delphi Technologies PLC	94,419	4,499,065
Faurecia SA	110,520	8,942,838
Hankook Tire Co., Ltd.	142,860	7,070,831
Magna International, Inc. (New York) – Class A	209,670	11,814,905
NGK Spark Plug Co., Ltd.	443,800	10,693,818
Valeo SA	108,286	7,163,129

		64,400,428

Automobiles – 2.4%
Honda Motor Co., Ltd.	352,700	12,209,269
Peugeot SA	553,540	13,328,895
Subaru Corp.	388,700	12,867,042

		38,405,206

Distributors – 0.2%
PALTAC Corp.	67,400	3,673,011

Hotels, Restaurants & Leisure – 0.9%
Aristocrat Leisure Ltd.	346,290	6,465,414
Compass Group PLC	129,720	2,648,747
Merlin Entertainments PLC(b)	697,931	3,393,736
Playtech PLC	167,180	1,719,421

		14,227,318

Household Durables – 2.5%
Auto Trader Group PLC(b)	924,060	4,542,146
Fujitsu General Ltd.	106,100	1,900,417
Nikon Corp.	543,300	9,820,617
Panasonic Corp.	1,504,900	21,611,104
Persimmon PLC	89,140	3,163,780

		41,038,064

abfunds.com	AB BLENDED STYLE FUNDS | 25

PORTFOLIO OF INVESTMENTS (continued)

INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Internet & Direct Marketing Retail – 0.2%
Ctrip.com International Ltd. (ADR)(a)	87,846	$4,095,381

Leisure Products – 0.7%
Amer Sports Oyj(a)	259,470	8,007,281
Bandai Namco Holdings, Inc.	87,800	2,841,533

		10,848,814

Media – 0.4%
CTS Eventim AG & Co. KGaA	97,950	4,591,721
Daiichikosho Co., Ltd.	33,500	1,761,974

		6,353,695

Multiline Retail – 0.5%
B&M European Value Retail SA	903,130	4,957,541
Next PLC	50,020	3,343,786

		8,301,327

Textiles, Apparel & Luxury Goods – 2.6%
Crystal International Group Ltd.(a)(b)	2,333,000	2,367,237
HUGO BOSS AG	126,950	11,059,485
LVMH Moet Hennessy Louis Vuitton SE	15,013	4,626,603
Moncler SpA	140,250	5,337,661
Pandora A/S	132,320	14,316,509
Samsonite International SA	841,600	3,849,320

		41,556,815

		232,900,059

Information Technology – 14.2%
Communications Equipment – 0.7%
Nokia Oyj	2,209,190	12,199,400

Electronic Equipment, Instruments & Components – 1.7%
Halma PLC	313,885	5,195,818
Horiba Ltd.	100,900	7,856,066
Ingenico Group SA	67,491	5,478,048
Keyence Corp.	9,200	5,746,852
Murata Manufacturing Co., Ltd.	23,000	3,174,739

		27,451,523

Internet Software & Services – 2.7%
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	64,286	11,799,052
carsales.com Ltd.	194,644	2,034,204
Kakaku.com, Inc.	93,300	1,651,163
Moneysupermarket.com Group PLC	1,079,940	4,346,942
Tencent Holdings Ltd.	231,000	12,399,973
Yahoo Japan Corp.	2,282,800	10,685,546

		42,916,880

26 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

IT Services – 1.5%
Amadeus IT Group SA – Class A	95,920	$7,098,379
Capgemini SE	83,613	10,432,763
Otsuka Corp.	117,000	5,964,986

		23,496,128

Semiconductors & Semiconductor Equipment – 4.5%
ams AG	100,500	10,553,526
ASML Holding NV	70,275	13,935,072
Disco Corp.	19,300	4,125,243
Infineon Technologies AG	267,090	7,182,911
SCREEN Holdings Co., Ltd.	113,200	10,225,234
SUMCO Corp.	326,800	8,535,220
Taiwan Semiconductor Manufacturing Co., Ltd.	2,221,000	18,812,311

		73,369,517

Software – 2.2%
Check Point Software Technologies Ltd.(a)	37,280	3,703,395
Constellation Software, Inc./Canada	4,310	2,924,350
Nice Ltd.(a)	58,173	5,435,461
Nintendo Co., Ltd.	23,900	10,618,127
Oracle Corp. Japan	86,000	7,137,478
SAP SE	19,541	2,051,448
Temenos Group AG(a)	26,390	3,164,406

		35,034,665

Technology Hardware, Storage & Peripherals – 0.9%
Samsung Electronics Co., Ltd.	4,530	10,584,236
Samsung Electronics Co., Ltd. (GDR) (London)(b)	3,120	3,609,041

		14,193,277

		228,661,390

Consumer Staples – 11.7%
Beverages – 1.8%
Coca-Cola Bottlers Japan Holdings, Inc.	207,800	8,581,624
Diageo PLC	133,150	4,503,093
Royal Unibrew A/S	75,550	5,015,677
Suntory Beverage & Food Ltd.	73,700	3,587,753
Treasury Wine Estates Ltd.	488,484	6,382,161

		28,070,308

Food & Staples Retailing – 0.5%
Tsuruha Holdings, Inc.	58,100	8,361,921

abfunds.com	AB BLENDED STYLE FUNDS | 27

PORTFOLIO OF INVESTMENTS (continued)

INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Food Products – 3.7%
Calbee, Inc.	122,500	$4,162,531
Glanbia PLC	414,039	7,132,358
Kerry Group PLC – Class A	77,560	7,863,735
Nestle SA (REG)	127,520	10,079,371
Orkla ASA	1,173,740	12,649,383
Salmar ASA	200,630	8,261,057
WH Group Ltd.(b)	9,111,000	9,762,307

		59,910,742

Household Products – 1.9%
Henkel AG & Co. KGaA (Preference Shares)	95,430	12,544,563
Reckitt Benckiser Group PLC	111,928	9,447,600
Unicharm Corp.	307,400	8,866,502

		30,858,665

Personal Products – 1.0%
Godrej Consumer Products Ltd.	428,600	7,220,428
Kose Corp.	21,500	4,519,789
Unilever PLC	76,400	4,237,340

		15,977,557

Tobacco – 2.8%
British American Tobacco PLC	509,727	29,465,719
Japan Tobacco, Inc.	460,700	13,160,813
Scandinavian Tobacco Group A/S(b)	138,890	2,441,453

		45,067,985

		188,247,178

Industrials – 10.9%
Aerospace & Defense – 1.7%
Airbus SE	138,237	16,001,997
BAE Systems PLC	1,437,050	11,757,506

		27,759,503

Airlines – 2.2%
Japan Airlines Co., Ltd.	440,200	17,923,243
Qantas Airways Ltd.	3,771,189	17,013,906

		34,937,149

Building Products – 1.3%
Assa Abloy AB – Class B	176,073	3,816,459
Cie de Saint-Gobain	147,690	7,798,770
Kingspan Group PLC	209,150	8,852,790

		20,468,019

Commercial Services & Supplies – 0.6%
China Everbright International Ltd.	5,289,000	7,467,949
G4S PLC	476,710	1,659,145

		9,127,094

28 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Electrical Equipment – 1.4%
Nidec Corp.	36,600	$5,633,056
Philips Lighting NV(b)	188,184	7,075,164
Schneider Electric SE (Paris)	115,480	10,169,325

		22,877,545

Industrial Conglomerates – 0.7%
Siemens AG (REG)	88,230	11,257,908

Machinery – 1.2%
Atlas Copco AB – Class B	41,150	1,606,728
FANUC Corp.	19,800	5,095,591
Glory Ltd.	200,300	7,187,753
Hoshizaki Corp.	35,900	3,200,522
Kone Oyj – Class B	27,990	1,396,920

		18,487,514

Professional Services – 1.7%
Adecco Group AG (REG)	56,163	4,000,491
Intertek Group PLC	59,360	3,885,596
Recruit Holdings Co., Ltd.	162,900	4,082,864
RELX NV	234,159	4,853,855
RELX PLC	248,300	5,100,537
Wolters Kluwer NV	113,620	6,042,861

		27,966,204

Road & Rail – 0.1%
Central Japan Railway Co.	10,600	2,022,930

		174,903,866

Health Care – 6.5%
Biotechnology – 0.7%
Genmab A/S(a)	22,411	4,828,337
Grifols SA (ADR)	336,380	7,131,256

		11,959,593

Health Care Equipment & Supplies – 0.7%
Cochlear Ltd.	18,230	2,560,355
Essilor International Cie Generale d’Optique SA	67,280	9,076,110

		11,636,465

Health Care Providers & Services – 0.7%
Apollo Hospitals Enterprise Ltd.	694,260	11,316,560

Life Sciences Tools & Services – 0.8%
Eurofins Scientific SE	15,586	8,213,409
Gerresheimer AG	52,690	4,329,803

		12,543,212

abfunds.com	AB BLENDED STYLE FUNDS | 29

PORTFOLIO OF INVESTMENTS (continued)

INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Pharmaceuticals – 3.6%
Indivior PLC(a)	1,665,830	$9,522,446
Novo Nordisk A/S – Class B	45,090	2,217,790
Ono Pharmaceutical Co., Ltd.	465,400	14,807,526
Roche Holding AG	76,001	17,434,402
Sanofi	24,350	1,953,844
Shionogi & Co., Ltd.	36,500	1,900,683
Teva Pharmaceutical Industries Ltd.	4,710	80,367
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	441,480	7,544,893
Vectura Group PLC(a)	2,028,140	2,209,517

		57,671,468

		105,127,298

Telecommunication Services – 6.2%
Diversified Telecommunication Services – 5.4%
BT Group PLC	5,183,780	16,545,640
Cellnex Telecom SA(b)	124,740	3,334,787
China Unicom Hong Kong Ltd.(a)	11,546,000	14,770,806
Com Hem Holding AB	244,090	3,963,792
Deutsche Telekom AG (REG)	443,920	7,262,841
HKT Trust & HKT Ltd. – Class SS	4,288,000	5,395,287
Nippon Telegraph & Telephone Corp.	615,700	28,724,285
Telekomunikasi Indonesia Persero Tbk PT	11,629,000	3,057,903
Telenor ASA	191,100	4,345,828

		87,401,169

Wireless Telecommunication Services – 0.8%
Vodafone Group PLC	4,310,640	11,794,045

		99,195,214

Materials – 6.1%
Chemicals – 3.5%
Air Water, Inc.	348,800	6,817,838
Chr Hansen Holding A/S	64,530	5,584,884
Covestro AG(b)	15,780	1,553,810
Croda International PLC	103,720	6,663,113
Incitec Pivot Ltd.	2,410,150	6,559,287
Johnson Matthey PLC	236,310	10,081,275
Nippon Shokubai Co., Ltd.	149,200	10,315,862
Umicore SA	172,540	9,140,337

		56,716,406

Construction Materials – 0.3%
CRH PLC (London)	157,453	5,322,499

30 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Containers & Packaging – 0.2%
Amcor Ltd./Australia	310,150	$3,396,247

Metals & Mining – 2.1%
Boliden AB	69,950	2,461,430
First Quantum Minerals Ltd.	450,130	6,320,372
Gerdau SA (Preference Shares)	1,652,500	7,758,333
Norsk Hydro ASA	1,432,360	8,496,312
South32 Ltd.	548,850	1,379,356
Yamato Kogyo Co., Ltd.	245,300	6,768,876

		33,184,679

		98,619,831

Energy – 4.9%
Oil, Gas & Consumable Fuels – 4.9%
Caltex Australia Ltd.	88,210	2,142,716
Canadian Natural Resources Ltd. (Toronto)	235,210	7,393,957
JXTG Holdings, Inc.	2,255,600	13,751,441
PetroChina Co., Ltd. – Class H	13,964,000	9,699,638
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	675,870	21,531,300
Royal Dutch Shell PLC – Class A	206,346	6,528,486
Royal Dutch Shell PLC – Class B	173,080	5,569,446
Showa Shell Sekiyu KK	177,600	2,417,659
TOTAL SA	60,343	3,458,838
YPF SA (Sponsored ADR)	321,863	6,958,678

		79,452,159

Utilities – 1.5%
Electric Utilities – 0.4%
EDP – Energias de Portugal SA	1,794,175	6,817,157

Multi-Utilities – 0.4%
Suez	453,020	6,564,232

Water Utilities – 0.7%
Beijing Enterprises Water Group Ltd.	10,404,000	5,853,730
Cia de Saneamento Basico do Estado de Sao Paulo	519,800	5,510,609

		11,364,339

		24,745,728

Real Estate – 0.4%
Real Estate Management & Development – 0.4%
SM Prime Holdings, Inc.	9,877,300	6,421,840

Total Common Stocks (cost $1,344,848,401)		1,567,233,871

abfunds.com	AB BLENDED STYLE FUNDS | 31

PORTFOLIO OF INVESTMENTS (continued)

INTERNATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS – 2.2%
Repurchase Agreements – 2.2%
State Street Bank & Trust Co. 0.28%, dated 3/29/18 due 4/02/18 in the amount of $36,305,145 (collateralized by $36,005,000 U.S. Treasury Notes, 3.625%, due 2/15/20, value $37,033,843) (cost $36,304,016)	$36,304	$36,304,016

Total Investments – 99.4% (cost $1,381,152,417)		1,603,537,887	(c)
Other assets less liabilities – 0.6%		9,056,394

Net Assets – 100.0%		$1,612,594,281

FUTURES (see Note 3)

Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at March 31, 2018	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Mini MSCI EAFE Futures	119	June 2018	USD	6	$11,996,091	$11,903,570	$(92,521)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	KRW	30,834,216	USD	29,056	4/26/18	$16,299
Bank of America, NA	USD	2,766	ILS	9,592	6/19/18	(18,740)
Bank of America, NA	USD	3,911	TRY	15,345	6/19/18	(109,104)
Barclays Bank PLC	USD	12,830	RUB	732,785	4/17/18	(63,201)
Barclays Bank PLC	CNY	63,745	USD	10,080	4/19/18	(78,289)
Barclays Bank PLC	USD	2,569	KRW	2,757,181	4/26/18	27,626
Barclays Bank PLC	USD	1,812	INR	118,756	5/17/18	4,082
Barclays Bank PLC	CAD	48,133	USD	37,445	6/19/18	30,553
Barclays Bank PLC	JPY	484,761	USD	4,584	6/19/18	5,394
Barclays Bank PLC	NOK	211,644	USD	27,228	6/19/18	164,390
Barclays Bank PLC	USD	8,543	EUR	6,894	6/19/18	(12,899)
Barclays Bank PLC	USD	54,149	GBP	38,850	6/19/18	530,017
BNP Paribas SA	USD	2,741	CNY	17,381	4/19/18	29,147
BNP Paribas SA	TWD	140,491	USD	4,862	6/07/18	3,650
BNP Paribas SA	USD	48,366	AUD	61,648	6/19/18	(1,009,031)
BNP Paribas SA	USD	8,369	EUR	6,758	6/19/18	(7,390)
Citibank, NA	CNY	13,646	USD	2,157	4/19/18	(17,101)
Citibank, NA	TWD	353,445	USD	12,180	6/07/18	(42,907)
Citibank, NA	CAD	2,700	USD	2,164	6/19/18	65,546
Citibank, NA	EUR	5,287	USD	6,618	6/19/18	76,558

32 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERNATIONAL PORTFOLIO

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	GBP	13,458	USD	19,069	6/19/18	$127,989
Citibank, NA	JPY	1,109,211	USD	10,552	6/19/18	74,938
Citibank, NA	USD	28,427	JPY	3,004,890	6/19/18	(43,320)
Citibank, NA	USD	1,810	SEK	14,259	6/19/18	(92,851)
Credit Suisse International	BRL	37,436	USD	11,534	4/03/18	194,965
Credit Suisse International	USD	11,263	BRL	37,436	4/03/18	76,248
Credit Suisse International	NOK	90,755	USD	11,670	6/19/18	64,272
Credit Suisse International	USD	4,476	CAD	5,768	6/19/18	7,169
Credit Suisse International	USD	49,158	CHF	46,271	6/19/18	(446,930)
Credit Suisse International	USD	90,968	EUR	73,294	6/19/18	(278,331)
Credit Suisse International	USD	3,356	JPY	356,321	6/19/18	10,128
Deutsche Bank AG	ILS	50,664	USD	14,795	6/19/18	283,868
Deutsche Bank AG	USD	5,412	EUR	4,369	6/19/18	(5,988)
Goldman Sachs Bank USA	JPY	459,134	USD	4,332	6/19/18	(5,165)
HSBC Bank USA	HKD	13,134	USD	1,684	6/19/18	6,029
HSBC Bank USA	SEK	14,259	USD	1,820	6/19/18	102,190
HSBC Bank USA	USD	4,544	HKD	35,565	6/19/18	(1,316)
JPMorgan Chase Bank, NA	USD	8,237	CNY	52,140	4/19/18	71,849
JPMorgan Chase Bank, NA	CHF	23,370	USD	24,823	6/19/18	221,062
JPMorgan Chase Bank, NA	USD	1,787	NOK	13,791	6/19/18	(23,937)
Morgan Stanley & Co., Inc.	CAD	4,173	USD	3,245	6/19/18	1,442
Morgan Stanley & Co., Inc.	GBP	3,274	USD	4,664	6/19/18	55,928
Morgan Stanley & Co., Inc.	HKD	385,481	USD	49,332	6/19/18	92,036
Morgan Stanley & Co., Inc.	JPY	319,654	USD	3,045	6/19/18	25,613
Morgan Stanley & Co., Inc.	USD	12,905	GBP	9,124	6/19/18	(63,918)
Royal Bank of Scotland PLC	PEN	29,099	USD	8,987	4/19/18	(28,016)
Royal Bank of Scotland PLC	USD	2,908	KRW	3,129,898	4/26/18	39,760
Royal Bank of Scotland PLC	USD	4,549	AUD	5,901	6/19/18	(15,544)
Royal Bank of Scotland PLC	USD	38,976	CHF	35,734	6/19/18	(1,357,653)
Royal Bank of Scotland PLC	USD	5,283	EUR	4,217	6/19/18	(65,184)
Standard Chartered Bank	BRL	37,436	USD	11,263	4/03/18	(76,248)
Standard Chartered Bank	USD	11,355	BRL	37,436	4/03/18	(15,305)
Standard Chartered Bank	CNY	473,496	USD	74,774	4/19/18	(680,625)
Standard Chartered Bank	USD	4,363	CNY	27,710	4/19/18	52,899
Standard Chartered Bank	BRL	37,436	USD	11,323	5/03/18	11,120
Standard Chartered Bank	INR	3,606,539	USD	54,918	5/17/18	(242,541)
Standard Chartered Bank	PHP	254,052	USD	4,808	5/30/18	(29,300)
State Street Bank & Trust Co.	HKD	37,532	USD	4,814	6/19/18	19,633
State Street Bank & Trust Co.	USD	3,725	EUR	2,987	6/19/18	(28,650)
State Street Bank & Trust Co.	USD	5,680	GBP	3,982	6/19/18	(75,206)
UBS AG	USD	5,740	JPY	608,610	6/19/18	8,552

						$(2,433,738)

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2018, the aggregate market value of these securities amounted to $42,501,071 or 2.6% of net assets.

(c)	On March 30, 2018, the Portfolio and U.S. stock exchanges were closed for business due to a U.S. holiday but the foreign markets remained open for trading. The Portfolio valued its foreign securities using the closing market prices from the respective foreign markets as of March 29, 2018 for financial reporting purposes.

abfunds.com	AB BLENDED STYLE FUNDS | 33

PORTFOLIO OF INVESTMENTS (continued)

INTERNATIONAL PORTFOLIO

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CNY – Chinese Yuan Renminbi

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

ILS – Israeli Shekel

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

NOK – Norwegian Krone

PEN – Peruvian Sol

PHP – Philippine Peso

RUB – Russian Ruble

SEK – Swedish Krona

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

Glossary:

ADR – American Depositary Receipt

EAFE – Europe, Australia, and Far East

GDR – Global Depositary Receipt

MSCI – Morgan Stanley Capital International

REG – Registered Shares

See notes to financial statements.

34 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS

TAX-MANAGED INTERNATIONAL PORTFOLIO

March 31, 2018 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 96.9%
Financials – 20.4%
Banks – 10.9%
Bank Hapoalim BM	638,087	$4,388,071
Barclays PLC	7,551,120	22,065,169
BNP Paribas SA	422,250	31,314,350
BOC Hong Kong Holdings Ltd.	6,959,500	34,141,763
Credicorp Ltd.	108,080	24,538,483
Danske Bank A/S	166,748	6,247,760
DBS Group Holdings Ltd.	583,100	12,316,439
DNB ASA	1,762,250	34,711,429
Erste Group Bank AG	733,948	36,897,975
Hang Seng Bank Ltd.	342,300	7,953,200
HDFC Bank Ltd.	1,418,855	41,964,121
KB Financial Group, Inc.	213,440	12,378,926
KBC Group NV	93,430	8,135,776
Mitsubishi UFJ Financial Group, Inc.	6,831,100	45,396,867
National Australia Bank Ltd.	389,720	8,603,664
Oversea-Chinese Banking Corp., Ltd.	672,000	6,619,871
Royal Bank of Canada	150,190	11,601,590
Seven Bank Ltd.	1,178,200	3,779,710
Sumitomo Mitsui Financial Group, Inc.	198,700	8,429,704
Svenska Handelsbanken AB – Class A	1,405,750	17,595,532
Swedbank AB – Class A	910,580	20,461,048
Toronto-Dominion Bank (The)	160,050	9,082,358

		408,623,806

Capital Markets – 3.2%
Azimut Holding SpA	517,938	11,133,294
Credit Suisse Group AG (REG)	2,095,504	35,194,029
Euronext NV(a)	144,630	10,601,222
IG Group Holdings PLC	959,330	10,744,171
Partners Group Holding AG	60,942	45,348,439
Thomson Reuters Corp.	171,880	6,642,531

		119,663,686

Consumer Finance – 1.0%
Bharat Financial Inclusion Ltd.(b)	1,235,680	20,878,824
Hitachi Capital Corp.	697,100	17,644,675

		38,523,499

Diversified Financial Services – 0.2%
ORIX Corp.	445,400	7,981,998

Insurance – 4.5%
Admiral Group PLC	127,880	3,309,842
AIA Group Ltd.	4,211,800	36,005,313
Allianz SE (REG)	202,660	45,812,738

abfunds.com	AB BLENDED STYLE FUNDS | 35

PORTFOLIO OF INVESTMENTS (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Direct Line Insurance Group PLC	1,015,454	$5,437,257
NN Group NV	211,979	9,418,212
PICC Property & Casualty Co., Ltd. – Class H	9,674,000	17,094,234
Prudential PLC	1,330,057	33,236,360
Swiss Re AG	140,280	14,317,912
Tryg A/S	261,480	6,092,261

		170,724,129

Thrifts & Mortgage Finance – 0.6%
Housing Development Finance Corp., Ltd.	824,820	23,175,061

		768,692,179

Consumer Discretionary – 14.4%
Auto Components – 4.0%
Aptiv PLC	280,760	23,856,177
Continental AG	33,422	9,231,531
Delphi Technologies PLC	219,281	10,448,740
Faurecia SA	263,261	21,302,032
Hankook Tire Co., Ltd.	320,920	15,883,880
Magna International, Inc. (New York) – Class A	493,200	27,791,820
NGK Spark Plug Co., Ltd.	1,045,000	25,180,352
Valeo SA	248,897	16,464,558

		150,159,090

Automobiles – 2.4%
Honda Motor Co., Ltd.	820,300	28,395,983
Peugeot SA	1,277,430	30,759,710
Subaru Corp.	914,200	30,262,542

		89,418,235

Distributors – 0.2%
PALTAC Corp.	161,500	8,801,058

Hotels, Restaurants & Leisure – 0.9%
Aristocrat Leisure Ltd.	811,130	15,144,217
Compass Group PLC	293,360	5,990,106
Merlin Entertainments PLC(a)	1,606,400	7,811,227
Playtech PLC	392,370	4,035,466

		32,981,016

Household Durables – 2.5%
Auto Trader Group PLC(a)	2,216,940	10,897,198
Fujitsu General Ltd.	245,100	4,390,125
Nikon Corp.	1,286,900	23,261,829
Panasonic Corp.	3,484,100	50,033,388
Persimmon PLC	198,290	7,037,761

		95,620,301

36 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Internet & Direct Marketing Retail – 0.2%
Ctrip.com International Ltd. (ADR)(b)	203,218	$9,474,023

Leisure Products – 0.7%
Amer Sports Oyj(b)	604,390	18,651,562
Bandai Namco Holdings, Inc.	196,800	6,369,176

		25,020,738

Media – 0.4%
CTS Eventim AG & Co. KGaA	229,980	10,781,052
Daiichikosho Co., Ltd.	84,100	4,423,344

		15,204,396

Multiline Retail – 0.5%
B&M European Value Retail SA	2,092,647	11,487,142
Next PLC	117,320	7,842,724

		19,329,866

Textiles, Apparel & Luxury Goods – 2.6%
Crystal International Group Ltd.(a)(b)	4,822,500	4,893,270
HUGO BOSS AG	295,834	25,772,128
LVMH Moet Hennessy Louis Vuitton SE	34,899	10,754,935
Moncler SpA	322,530	12,274,909
Pandora A/S	309,290	33,463,974
Samsonite International SA	1,977,800	9,046,084

		96,205,300

		542,214,023

Information Technology – 14.1%
Communications Equipment – 0.7%
Nokia Oyj	5,164,900	28,521,168

Electronic Equipment, Instruments & Components – 1.7%
Halma PLC	721,462	11,942,544
Horiba Ltd.	231,000	17,985,641
Ingenico Group SA	161,560	13,113,354
Keyence Corp.	21,400	13,367,677
Murata Manufacturing Co., Ltd.	53,100	7,329,507

		63,738,723

Internet Software & Services – 2.7%
Alibaba Group Holding Ltd. (Sponsored ADR)(b)	148,730	27,297,904
carsales.com Ltd.	537,210	5,614,325
Kakaku.com, Inc.	237,800	4,208,431
Moneysupermarket.com Group PLC	2,391,850	9,627,603
Tencent Holdings Ltd.	541,000	29,040,630
Yahoo Japan Corp.	5,291,600	24,769,421

		100,558,314

abfunds.com	AB BLENDED STYLE FUNDS | 37

PORTFOLIO OF INVESTMENTS (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

IT Services – 1.4%
Amadeus IT Group SA – Class A	221,720	$16,407,971
Capgemini SE	197,389	24,629,096
Otsuka Corp.	267,400	13,632,798

		54,669,865

Semiconductors & Semiconductor Equipment – 4.5%
ams AG	234,620	24,637,495
ASML Holding NV	162,673	32,256,989
Disco Corp.	43,600	9,319,203
Infineon Technologies AG	619,230	16,653,090
SCREEN Holdings Co., Ltd.	263,800	23,828,770
SUMCO Corp.	763,900	19,951,208
Taiwan Semiconductor Manufacturing Co., Ltd.	5,157,000	43,680,813

		170,327,568

Software – 2.2%
Check Point Software Technologies Ltd.(b)	85,310	8,474,695
Constellation Software, Inc./Canada	9,742	6,609,981
Nice Ltd.(b)	136,869	12,788,511
Nintendo Co., Ltd.	55,900	24,834,866
Oracle Corp. Japan	203,500	16,889,265
SAP SE	48,561	5,098,019
Temenos Group AG(b)	64,200	7,698,175

		82,393,512

Technology Hardware, Storage & Peripherals – 0.9%
Samsung Electronics Co., Ltd.	14,040	32,804,124

		533,013,274

Consumer Staples – 11.6%
Beverages – 1.7%
Coca-Cola Bottlers Japan Holdings, Inc.	463,300	19,133,139
Diageo PLC	313,170	10,591,316
Royal Unibrew A/S	174,320	11,572,902
Suntory Beverage & Food Ltd.	166,900	8,124,777
Treasury Wine Estates Ltd.	1,144,524	14,953,481

		64,375,615

Food & Staples Retailing – 0.5%
Tsuruha Holdings, Inc.	133,500	19,213,709

Food Products – 3.7%
Calbee, Inc.	283,400	9,629,888
Glanbia PLC	952,322	16,404,980
Kerry Group PLC – Class A	178,270	18,074,627

38 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Nestle SA (REG)	296,330	$23,422,364
Orkla ASA	2,744,070	29,572,813
Salmar ASA	455,620	18,760,418
WH Group Ltd.(a)	20,986,000	22,486,200

		138,351,290

Household Products – 1.9%
Henkel AG & Co. KGaA (Preference Shares)	224,580	29,521,724
Reckitt Benckiser Group PLC	259,880	21,935,908
Unicharm Corp.	706,600	20,380,839

		71,838,471

Personal Products – 1.0%
Godrej Consumer Products Ltd.	982,450	16,550,885
Kose Corp.	51,000	10,721,361
Unilever PLC	178,290	9,888,420

		37,160,666

Tobacco – 2.8%
British American Tobacco PLC	1,194,414	69,045,327
Japan Tobacco, Inc.	1,061,700	30,329,576
Scandinavian Tobacco Group A/S(a)	322,850	5,675,160

		105,050,063

		435,989,814

Industrials – 10.8%
Aerospace & Defense – 1.7%
Airbus SE	323,113	37,402,817
BAE Systems PLC	3,394,821	27,775,392

		65,178,209

Airlines – 2.2%
Japan Airlines Co., Ltd.	1,026,600	41,799,185
Qantas Airways Ltd.	8,791,864	39,664,930

		81,464,115

Building Products – 1.3%
Assa Abloy AB – Class B	408,478	8,853,938
Cie de Saint-Gobain	341,060	18,009,673
Kingspan Group PLC	480,780	20,350,201

		47,213,812

Commercial Services & Supplies – 0.6%
China Everbright International Ltd.	12,157,000	17,165,410
G4S PLC	1,097,360	3,819,261

		20,984,671

Electrical Equipment – 1.4%
Nidec Corp.	85,600	13,174,577
Philips Lighting NV(a)	440,515	16,562,067
Schneider Electric SE (Paris)	266,050	23,428,723

		53,165,367

abfunds.com	AB BLENDED STYLE FUNDS | 39

PORTFOLIO OF INVESTMENTS (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Industrial Conglomerates – 0.7%
Siemens AG (REG)	204,610	$26,107,679

Machinery – 1.1%
Atlas Copco AB – Class B	92,470	3,610,550
FANUC Corp.	46,400	11,941,182
Glory Ltd.	466,400	16,736,736
Hoshizaki Corp.	83,100	7,408,451
Kone Oyj – Class B	61,380	3,063,342

		42,760,261

Professional Services – 1.7%
Adecco Group AG (REG)	129,498	9,224,142
Intertek Group PLC	138,190	9,045,663
Recruit Holdings Co., Ltd.	376,400	9,433,947
RELX NV	553,666	11,476,880
RELX PLC	569,960	11,708,023
Wolters Kluwer NV	264,370	14,060,476

		64,949,131

Road & Rail – 0.1%
Central Japan Railway Co.	24,500	4,675,641

Transportation Infrastructure – 0.0%
Aena SME SA(a)	4,190	844,886

		407,343,772

Health Care – 6.5%
Biotechnology – 0.7%
Genmab A/S(b)	52,310	11,269,925
Grifols SA (ADR)	797,890	16,915,268

		28,185,193

Health Care Equipment & Supplies – 0.7%
Cochlear Ltd.	44,180	6,204,963
Essilor International Cie Generale d’Optique SA	155,980	21,041,791

		27,246,754

Health Care Providers & Services – 0.7%
Apollo Hospitals Enterprise Ltd.	1,609,580	26,236,436

Life Sciences Tools & Services – 0.8%
Eurofins Scientific SE	36,234	19,094,357
Gerresheimer AG	119,490	9,819,096

		28,913,453

40 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Pharmaceuticals – 3.6%
Indivior PLC(b)	3,840,260	$21,952,221
Novo Nordisk A/S – Class B	104,510	5,140,414
Ono Pharmaceutical Co., Ltd.	1,100,000	34,998,451
Roche Holding AG	174,789	40,096,074
Sanofi	55,780	4,475,788
Shionogi & Co., Ltd.	91,800	4,780,348
Teva Pharmaceutical Industries Ltd.	11,102	189,433
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	1,027,090	17,552,968
Vectura Group PLC(b)	4,592,260	5,002,946

		134,188,643

		244,770,479

Telecommunication Services – 6.2%
Diversified Telecommunication Services – 5.5%
BT Group PLC	12,060,080	38,493,482
Cellnex Telecom SA(a)	287,480	7,685,463
China Unicom Hong Kong Ltd.(b)	26,894,000	34,405,514
Com Hem Holding AB	578,290	9,390,885
Deutsche Telekom AG (REG)	1,024,360	16,759,245
HKT Trust & HKT Ltd. – Class SS	10,161,000	12,784,867
Nippon Telegraph & Telephone Corp.	1,477,900	68,948,548
Telekomunikasi Indonesia Persero Tbk PT	27,005,000	7,101,098
Telenor ASA	454,550	10,336,975

		205,906,077

Wireless Telecommunication Services – 0.7%
Vodafone Group PLC	9,953,283	27,232,491

		233,138,568

Materials – 6.1%
Chemicals – 3.5%
Air Water, Inc.	785,000	15,344,045
Chr Hansen Holding A/S	147,140	12,734,539
Covestro AG(a)	36,000	3,544,813
Croda International PLC	245,260	15,755,833
Incitec Pivot Ltd.	5,639,740	15,348,703
Johnson Matthey PLC	545,690	23,279,806
Nippon Shokubai Co., Ltd.	344,500	23,819,132
Umicore SA	396,840	21,022,669

		130,849,540

Construction Materials – 0.3%
CRH PLC (London)	363,280	12,280,219

abfunds.com	AB BLENDED STYLE FUNDS | 41

PORTFOLIO OF INVESTMENTS (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Containers & Packaging – 0.2%
Amcor Ltd./Australia	715,150	$7,831,134

Metals & Mining – 2.1%
Boliden AB	160,980	5,664,632
First Quantum Minerals Ltd.	1,123,240	15,771,655
Gerdau SA (Preference Shares)	3,804,000	17,859,425
Norsk Hydro ASA	3,318,660	19,685,253
South32 Ltd.	1,389,650	3,492,433
Yamato Kogyo Co., Ltd.	575,100	15,869,468

		78,342,866

		229,303,759

Energy – 4.9%
Oil, Gas & Consumable Fuels – 4.9%
Caltex Australia Ltd.	202,350	4,915,299
Canadian Natural Resources Ltd. (Toronto)	532,610	16,742,892
JXTG Holdings, Inc.	5,259,500	32,064,951
PetroChina Co., Ltd. – Class H	32,384,000	22,494,492
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	1,628,420	51,876,840
Royal Dutch Shell PLC – Class A	431,800	13,661,521
Royal Dutch Shell PLC – Class B	402,015	12,936,219
Showa Shell Sekiyu KK	432,000	5,880,792
TOTAL SA	139,699	8,007,494
YPF SA (Sponsored ADR)	718,784	15,540,110

		184,120,610

Utilities – 1.5%
Electric Utilities – 0.4%
EDP – Energias de Portugal SA	4,214,812	16,014,622

Multi-Utilities – 0.4%
Suez	1,044,590	15,136,044

Water Utilities – 0.7%
Beijing Enterprises Water Group Ltd.	24,116,000	13,568,681
Cia de Saneamento Basico do Estado de Sao Paulo	1,186,000	12,573,264

		26,141,945

		57,292,611

Real Estate – 0.4%
Real Estate Management & Development – 0.4%
SM Prime Holdings, Inc.	22,814,000	14,832,784

Total Common Stocks (cost $3,193,195,448)		3,650,711,873

42 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS – 2.1%
Repurchase Agreements – 2.1%
State Street Bank & Trust Co. 0.28%, dated 3/29/18 due 4/02/18 in the amount of $78,999,387 (collateralized by $78,345,000 U.S. Treasury Bond and U.S. Treasury Notes, 1.375% to 3.625%, due 2/15/20 to 11/30/20, value $80,579,281) (cost $78,996,930)	$78,997	$78,996,930

Total Investments – 99.0% (cost $3,272,192,378)		3,729,708,803	(c)
Other assets less liabilities – 1.0%		35,885,588

Net Assets – 100.0%		$3,765,594,391

FUTURES (see Note 3)

Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at March 31, 2018	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Mini MSCI EAFE Futures	438	June 2018	USD	22	$44,153,681	$43,813,140	$(340,541)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	CAD	4,892	USD	3,936	4/17/18	$137,276
Bank of America, NA	USD	51,326	EUR	43,112	4/17/18	1,770,162
Bank of America, NA	USD	69,763	GBP	51,461	4/17/18	2,476,173
Bank of America, NA	KRW	69,071,786	USD	65,089	4/26/18	36,512
Barclays Bank PLC	ILS	95,664	USD	28,000	4/17/18	703,090
Barclays Bank PLC	JPY	2,137,746	USD	20,135	4/17/18	28,271
Barclays Bank PLC	USD	11,269	EUR	9,418	4/17/18	330,335
Barclays Bank PLC	USD	20,050	EUR	16,253	4/17/18	(32,668)
Barclays Bank PLC	USD	12,160	JPY	1,338,295	4/17/18	427,391
Barclays Bank PLC	USD	5,850	NZD	8,147	4/17/18	37,344
Barclays Bank PLC	USD	29,341	RUB	1,675,605	4/17/18	(146,754)
Barclays Bank PLC	CNY	151,863	USD	24,014	4/19/18	(186,512)
Barclays Bank PLC	USD	7,143	CNY	45,129	4/19/18	48,649
Barclays Bank PLC	USD	5,899	KRW	6,331,209	4/26/18	63,436
Barclays Bank PLC	INR	8,327,843	USD	126,694	5/17/18	(676,767)
Barclays Bank PLC	USD	4,206	INR	275,592	5/17/18	9,472
BNP Paribas SA	AUD	20,738	USD	16,724	4/17/18	796,746
BNP Paribas SA	CHF	12,316	USD	13,171	4/17/18	274,908

abfunds.com	AB BLENDED STYLE FUNDS | 43

PORTFOLIO OF INVESTMENTS (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	USD	7,704	AUD	9,788	4/17/18	$(186,793)
BNP Paribas SA	USD	22,589	GBP	16,839	4/17/18	1,048,992
BNP Paribas SA	TWD	383,234	USD	13,263	6/07/18	9,956
Citibank, NA	CAD	9,605	USD	7,577	4/17/18	120,011
Citibank, NA	EUR	19,214	USD	23,824	4/17/18	160,835
Citibank, NA	GBP	29,840	USD	42,180	4/17/18	291,015
Citibank, NA	HKD	43,198	USD	5,531	4/17/18	24,041
Citibank, NA	JPY	2,476,544	USD	23,452	4/17/18	158,610
Citibank, NA	JPY	1,766,216	USD	16,229	4/17/18	(383,495)
Citibank, NA	NOK	278,178	USD	34,655	4/17/18	(846,723)
Citibank, NA	USD	43,036	EUR	35,100	4/17/18	191,927
Citibank, NA	USD	105,967	EUR	85,105	4/17/18	(1,153,574)
Citibank, NA	USD	30,804	GBP	21,698	4/17/18	(344,689)
Citibank, NA	USD	32,668	JPY	3,624,735	4/17/18	1,425,433
Citibank, NA	USD	74,697	JPY	7,927,773	4/17/18	(130,283)
Citibank, NA	USD	4,489	SEK	35,521	4/17/18	(230,901)
Citibank, NA	CNY	38,828	USD	6,139	4/19/18	(48,658)
Citibank, NA	TWD	811,777	USD	27,974	6/07/18	(98,547)
Citibank, NA	USD	8,175	CHF	7,659	7/17/18	(91,549)
Credit Suisse International	BRL	88,068	USD	27,134	4/03/18	458,654
Credit Suisse International	USD	26,496	BRL	88,068	4/03/18	179,373
Credit Suisse International	CHF	5,634	USD	5,998	4/17/18	98,466
Credit Suisse International	GBP	4,821	USD	6,654	4/17/18	(113,465)
Credit Suisse International	NOK	209,817	USD	26,922	4/17/18	145,025
Credit Suisse International	NOK	55,572	USD	6,864	4/17/18	(227,810)
Credit Suisse International	NZD	8,147	USD	5,982	4/17/18	94,564
Credit Suisse International	USD	14,137	AUD	18,754	4/17/18	266,464
Credit Suisse International	USD	14,293	JPY	1,523,995	4/17/18	41,771
Credit Suisse International	USD	28,938	NOK	225,027	4/17/18	(219,617)
Credit Suisse International	USD	18,600	PLN	66,377	4/17/18	793,253
Credit Suisse International	USD	10,492	EUR	8,419	7/17/18	(51,514)
Deutsche Bank AG	CAD	109,965	USD	88,232	4/17/18	2,853,097
Deutsche Bank AG	USD	126,815	CHF	123,117	4/17/18	2,103,172
Deutsche Bank AG	USD	13,974	EUR	11,541	4/17/18	240,014
Deutsche Bank AG	USD	15,328	EUR	12,345	7/17/18	(18,625)
Goldman Sachs Bank USA	JPY	1,805,177	USD	16,961	4/17/18	(17,887)
HSBC Bank USA	SEK	95,059	USD	12,078	4/17/18	682,993
HSBC Bank USA	USD	129,716	AUD	165,305	4/17/18	(2,755,209)
JPMorgan Chase Bank, NA	AUD	41,745	USD	33,085	4/17/18	1,023,223
JPMorgan Chase Bank, NA	CHF	58,376	USD	61,688	4/17/18	561,320
JPMorgan Chase Bank, NA	EUR	6,785	USD	8,466	4/17/18	110,069
JPMorgan Chase Bank, NA	HKD	929,061	USD	119,058	4/17/18	620,669
JPMorgan Chase Bank, NA	NOK	377,788	USD	45,639	4/17/18	(2,574,720)
JPMorgan Chase Bank, NA	PLN	66,377	USD	19,604	4/17/18	211,324
JPMorgan Chase Bank, NA	USD	13,438	CNY	85,114	4/19/18	125,325
Morgan Stanley & Co., Inc.	GBP	7,918	USD	11,252	4/17/18	136,856
Morgan Stanley & Co., Inc.	ILS	15,688	USD	4,461	4/17/18	(15,735)
Morgan Stanley & Co., Inc.	JPY	868,160	USD	8,237	4/17/18	71,593
Morgan Stanley & Co., Inc.	JPY	2,127,088	USD	19,179	4/17/18	(828,200)
Morgan Stanley & Co., Inc.	USD	21,643	GBP	15,340	4/17/18	(108,985)

44 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., Inc.	USD	5,904	HKD	46,084	4/17/18	$(29,258)
Royal Bank of Scotland PLC	EUR	70,010	USD	87,586	4/17/18	1,363,192
Royal Bank of Scotland PLC	JPY	2,210,897	USD	20,341	4/17/18	(454,518)
Royal Bank of Scotland PLC	USD	5,894	CAD	7,390	4/17/18	(156,316)
Royal Bank of Scotland PLC	USD	89,644	CHF	82,613	4/17/18	(3,137,609)
Royal Bank of Scotland PLC	USD	91,090	EUR	75,527	4/17/18	1,927,042
Royal Bank of Scotland PLC	USD	13,393	GBP	9,976	4/17/18	610,735
Royal Bank of Scotland PLC	CNY	48,680	USD	7,684	4/19/18	(73,759)
Royal Bank of Scotland PLC	PEN	66,598	USD	20,568	4/19/18	(64,119)
Royal Bank of Scotland PLC	USD	5,272	KRW	5,674,671	4/26/18	72,087
Royal Bank of Scotland PLC	USD	15,529	AUD	20,141	7/17/18	(53,749)
Standard Chartered Bank	BRL	88,068	USD	26,496	4/03/18	(179,373)
Standard Chartered Bank	USD	26,712	BRL	88,068	4/03/18	(36,004)
Standard Chartered Bank	USD	11,179	EUR	9,209	4/17/18	162,342
Standard Chartered Bank	USD	10,139	JPY	1,141,171	4/17/18	595,011
Standard Chartered Bank	CNY	993,239	USD	156,874	4/19/18	(1,404,883)
Standard Chartered Bank	USD	10,451	CNY	66,376	4/19/18	126,561
Standard Chartered Bank	BRL	88,068	USD	26,637	5/03/18	26,159
Standard Chartered Bank	PHP	592,213	USD	11,209	5/30/18	(68,300)
State Street Bank & Trust Co.	HKD	62,833	USD	8,046	4/17/18	36,434
State Street Bank & Trust Co.	USD	3,842	AUD	4,905	4/17/18	(74,283)
State Street Bank & Trust Co.	USD	13,451	GBP	9,453	4/17/18	(181,164)
State Street Bank & Trust Co.	USD	7,330	SEK	59,538	4/17/18	(192,491)
State Street Bank & Trust Co.	USD	8,658	TRY	33,854	4/17/18	(116,096)
UBS AG	USD	14,046	JPY	1,495,395	4/17/18	18,922

						$8,614,693

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2018, the aggregate market value of these securities amounted to $91,001,506 or 2.4% of net assets.

(b)	Non-income producing security.

(c)	On March 30, 2018, the Portfolio and U.S. stock exchanges were closed for business due to a U.S. holiday but the foreign markets remained open for trading. The Portfolio valued its foreign securities using the closing market prices from the respective foreign markets as of March 29, 2018 for financial reporting purposes.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CNY – Chinese Yuan Renminbi

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

ILS – Israeli Shekel

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

NOK – Norwegian Krone

abfunds.com	AB BLENDED STYLE FUNDS | 45

PORTFOLIO OF INVESTMENTS (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

NZD – New Zealand Dollar

PEN – Peruvian Sol

PHP – Philippine Peso

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

Glossary:

ADR – American Depositary Receipt

EAFE – Europe, Australia, and Far East

MSCI – Morgan Stanley Capital International

REG – Registered Shares

See notes to financial statements.

46 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS

EMERGING MARKETS PORTFOLIO

March 31, 2018 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.9%
Financials – 30.2%
Banks – 20.1%
Abu Dhabi Commercial Bank PJSC	2,033,470	$3,661,474
Agricultural Bank of China Ltd. – Class H	48,342,000	27,760,054
Banco Macro SA (ADR)	76,446	8,253,875
Bank Central Asia Tbk PT	5,463,500	9,281,314
Bank Mandiri Persero Tbk PT	22,084,500	12,383,913
Bank of China Ltd. – Class H	28,764,000	15,712,595
Bank Tabungan Negara Persero Tbk PT	776,000	214,876
BGEO Group PLC	43,680	2,179,795
China Construction Bank Corp. – Class H	48,972,000	51,151,443
China Merchants Bank Co., Ltd. – Class H	3,212,500	13,334,662
Commercial International Bank Egypt SAE	61,990	313,185
Credicorp Ltd.	68,603	15,575,625
Grupo Financiero Galicia SA (ADR)	90,350	5,941,416
Grupo Supervielle SA (Sponsored ADR)	3,405	103,308
Hana Financial Group, Inc.	558,320	24,061,980
HDFC Bank Ltd.	809,774	23,949,913
ICICI Bank Ltd.	893,110	3,883,607
IndusInd Bank Ltd.	371,370	10,321,053
Industrial & Commercial Bank of China Ltd. – Class H	17,780,000	15,495,015
Itau Unibanco Holding SA (Preference Shares)	878,940	13,660,183
KB Financial Group, Inc.	452,357	26,235,447
Sberbank of Russia PJSC (Sponsored ADR)	986,344	18,395,316
Shinhan Financial Group Co., Ltd.	44,490	1,897,911
Standard Bank Group Ltd.	492,690	9,104,140
TCS Group Holding PLC (GDR)(a)	16,470	361,516
Turkiye Is Bankasi AS – Class C	2,208,354	4,010,970

		317,244,586

Capital Markets – 0.3%
China Everbright Ltd.	2,314,000	4,887,985
CRISIL Ltd.	6,460	187,772
Noah Holdings Ltd. (Sponsored ADR)(b)	5,960	281,372

		5,357,129

Consumer Finance – 0.4%
Gentera SAB de CV	1,527,310	1,112,298
KRUK SA	82,580	5,268,063
Repco Home Finance Ltd.	38,850	330,914

		6,711,275

abfunds.com	AB BLENDED STYLE FUNDS | 47

PORTFOLIO OF INVESTMENTS (continued)

EMERGING MARKETS PORTFOLIO

Company	Shares	U.S. $ Value

Diversified Financial Services – 1.5%
Chailease Holding Co., Ltd.	3,208,000	$11,141,267
Cielo SA	607,060	3,804,411
Haci Omer Sabanci Holding AS ADR	3,438,657	9,159,694

		24,105,372

Insurance – 4.9%
AIA Group Ltd.	3,115,400	26,632,544
Discovery Ltd.	8,140	117,433
Fanhua, Inc. (Sponsored ADR)	9,280	250,745
HDFC Standard Life Insurance Co., Ltd.(a)	573,950	4,023,587
IRB Brasil Resseguros S/A	444,700	5,638,475
Max Financial Services Ltd.(b)	613,628	4,273,631
PICC Property & Casualty Co., Ltd. – Class H	9,494,000	16,776,169
Ping An Insurance Group Co. of China Ltd. – Class H	1,288,000	13,280,141
Prudential PLC	218,550	5,461,275

		76,454,000

Thrifts & Mortgage Finance – 3.0%
GRUH Finance Ltd.	12,040	106,243
Housing Development Finance Corp., Ltd.	1,014,792	28,512,726
Indiabulls Housing Finance Ltd.	938,735	17,987,717
PNB Housing Finance Ltd.(a)	7,390	146,960

		46,753,646

		476,626,008

Information Technology – 24.8%
Electronic Equipment, Instruments & Components – 4.7%
Compeq Manufacturing Co., Ltd.	4,327,000	4,506,322
Elite Material Co., Ltd.	3,299,000	10,947,729
FIT Hon Teng Ltd.(a)	10,286,000	4,779,207
Hangzhou Hikvision Digital Technology Co., Ltd. – Class A	2,287,772	15,231,866
Hollysys Automation Technologies Ltd.	3,920	96,902
Largan Precision Co., Ltd.	63,000	7,333,929
LG Display Co., Ltd.	78,146	1,903,306
Sunny Optical Technology Group Co., Ltd.	1,193,000	22,385,812
Tongda Group Holdings Ltd.	2,720,000	523,972
Tripod Technology Corp.	1,840,000	6,240,844

		73,949,889

Internet Software & Services – 7.1%
Alibaba Group Holding Ltd. (Sponsored ADR)(b)	302,290	55,482,306

48 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

EMERGING MARKETS PORTFOLIO

Company	Shares	U.S. $ Value

NetEase, Inc. (ADR)	64,733	$18,150,486
Sea Ltd. (ADR)(b)	426,603	4,807,816
Tencent Holdings Ltd.	617,900	33,168,587

		111,609,195

IT Services – 0.2%
Hexaware Technologies Ltd.	22,130	129,570
My EG Services Bhd	3,534,900	2,608,582
TravelSky Technology Ltd. – Class H	73,000	213,225

		2,951,377

Semiconductors & Semiconductor Equipment – 7.5%
eMemory Technology, Inc.	18,000	217,277
Hua Hong Semiconductor Ltd.(a)	2,254,000	4,514,083
Koh Young Technology, Inc.	2,530	239,051
LandMark Optoelectronics Corp.	194,000	2,554,411
Nanya Technology Corp.	2,958,000	9,477,705
Parade Technologies Ltd.	6,000	117,935
Realtek Semiconductor Corp.	3,788,000	16,487,059
Silergy Corp.	9,000	204,356
Silicon Motion Technology Corp. (ADR)	2,150	103,458
SK Hynix, Inc.	132,520	10,152,616
Taiwan Semiconductor Manufacturing Co., Ltd.	8,565,120	72,548,266
Taiwan Semiconductor Manufacturing Co., Ltd. (Sponsored ADR)	43,270	1,893,495

		118,509,712

Software – 0.0%
Globant SA(b)	6,620	341,195
NCSoft Corp.	275	106,419

		447,614

Technology Hardware, Storage & Peripherals – 5.3%
Primax Electronics Ltd.	2,304,000	5,164,031
Samsung Electronics Co., Ltd.	22,211	51,895,470
Samsung Electronics Co., Ltd. (Preference Shares)	13,312	25,598,085

		82,657,586

		390,125,373

Consumer Discretionary – 10.7%
Auto Components – 0.8%
Cub Elecparts, Inc.	13,000	183,420
Hankook Tire Co., Ltd.	226,990	11,234,831

abfunds.com	AB BLENDED STYLE FUNDS | 49

PORTFOLIO OF INVESTMENTS (continued)

EMERGING MARKETS PORTFOLIO

Company	Shares	U.S. $ Value

Hota Industrial Manufacturing Co., Ltd.	31,000	$133,520
Minth Group Ltd.	236,000	1,082,790
Nexteer Automotive Group Ltd.	44,000	67,258

		12,701,819

Diversified Consumer Services – 1.4%
Estacio Participacoes SA	1,138,800	12,062,529
Four Seasons Education Cayman, Inc. (ADR)	430,571	2,854,686
Fu Shou Yuan International Group Ltd.	294,000	292,675
Kroton Educacional SA	35,600	146,651
Tarena International, Inc. (ADR)	574,812	6,449,390

		21,805,931

Hotels, Restaurants & Leisure – 1.6%
Alsea SAB de CV	12,150	42,565
CVC Brasil Operadora e Agencia de Viagens SA	263,200	4,835,172
Galaxy Entertainment Group Ltd.	1,814,000	16,650,129
Gourmet Master Co., Ltd.	13,000	170,757
Modetour Network, Inc.	4,450	163,241
OPAP SA	13,630	156,218
Premium Leisure Corp.	141,129,000	2,921,170

		24,939,252

Household Durables – 0.5%
Basso Industry Corp.	2,075,000	3,754,847
Cuckoo Holdings Co., Ltd.	600	48,579
Hanssem Co., Ltd.	670	94,694
Skyworth Digital Holdings Ltd.	9,047,314	4,097,553

		7,995,673

Internet & Direct Marketing Retail – 1.1%
Ctrip.com International Ltd. (ADR)(b)	322,790	15,048,470
MakeMyTrip Ltd.(b)	64,150	2,226,005

		17,274,475

Media – 3.3%
IMAX China Holding, Inc.(a)(b)	1,177,600	3,748,328
Megacable Holdings SAB de CV	1,131,130	5,197,723
Naspers Ltd. – Class N	150,370	36,797,474
Smiles Fidelidade SA	6,400	134,728
Sun TV Network Ltd.	402,817	5,295,836
Surya Citra Media Tbk PT	263,000	52,072

		51,226,161

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PORTFOLIO OF INVESTMENTS (continued)

EMERGING MARKETS PORTFOLIO

Company	Shares	U.S. $ Value

Multiline Retail – 0.0%
Mitra Adiperkasa Tbk PT	376,500	$212,623
Poya International Co., Ltd.	4,000	50,229
V-Mart Retail Ltd.	1,900	55,201

		318,053

Specialty Retail – 1.2%
Ace Hardware Indonesia Tbk PT	1,176,400	113,645
Beauty Community PCL	195,800	133,552
Chow Tai Fook Jewellery Group Ltd.	3,490,800	3,983,755
Cuckoo Homesys Co., Ltd.(b)	12,557	2,032,163
Foschini Group Ltd. (The)	645,800	12,181,409
JUMBO SA	14,710	263,170
Mr Price Group Ltd.	2,000	48,096

		18,755,790

Textiles, Apparel & Luxury Goods – 0.8%
Best Pacific International Holdings Ltd.(a)	194,000	94,675
CCC SA	1,270	86,751
Eclat Textile Co., Ltd.	10,000	117,567
Li Ning Co., Ltd.(b)	9,973,000	10,268,479
Welspun India Ltd.	2,846,603	2,530,492

		13,097,964

		168,115,118

Energy – 7.0%
Energy Equipment & Services – 0.1%
TMK PJSC (GDR)(a)	329,380	1,857,703

Oil, Gas & Consumable Fuels – 6.9%
Canacol Energy Ltd.(b)	12,880	42,594
Cosan SA Industria e Comercio	152,100	1,912,393
Gran Tierra Energy, Inc.(b)	832,930	2,314,503
LUKOIL PJSC (Sponsored ADR)	518,029	35,857,968
Novatek PJSC (Sponsored GDR)(a)	101,700	13,952,044
PetroChina Co., Ltd. – Class H	7,956,000	5,526,377
Petroleo Brasileiro SA (Preference Shares)(b)	2,503,800	16,237,216
Tatneft PJSC (Sponsored ADR)	191,717	12,313,983
Transportadora de Gas del Sur SA (Sponsored ADR)(b)	4,650	94,581
YPF SA (Sponsored ADR)	929,207	20,089,455

		108,341,114

		110,198,817

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PORTFOLIO OF INVESTMENTS (continued)

EMERGING MARKETS PORTFOLIO

Company	Shares	U.S. $ Value

Materials – 6.8%
Chemicals – 0.8%
Berger Paints India Ltd.	25,550	$101,201
Kumho Petrochemical Co., Ltd.	110,520	10,116,196
Sinopec Shanghai Petrochemical Co., Ltd. – Class H	3,094,000	1,890,582
Supreme Industries Ltd.	10,500	197,165

		12,305,144

Construction Materials – 1.1%
Anhui Conch Cement Co., Ltd. – Class H	2,533,500	13,941,750
Grupo Cementos de Chihuahua SAB de CV	664,550	3,574,972
Loma Negra Cia Industrial Argentina SA (Sponsored ADR)(b)	7,020	149,667

		17,666,389

Metals & Mining – 4.9%
Aluminum Corp. of China Ltd. – Class H(b)	16,004,000	9,038,884
Gerdau SA (Preference Shares)	2,747,100	12,897,378
Jindal Steel & Power Ltd.(b)	64,250	218,057
JSW Steel Ltd. ADR	1,811,640	8,056,571
KGHM Polska Miedz SA	373,696	9,518,289
Polyus PJSC (GDR)(a)	87,140	3,389,746
POSCO	72,248	23,061,602
Real Gold Mining Ltd.(b)(c)(d)(e)	1,788,000	– 0	–
Vedanta Ltd.	2,430,240	10,432,315

		76,612,842

		106,584,375

Industrials – 5.3%
Airlines – 1.6%
Air Arabia PJSC ADR	4,170,300	1,294,331
Air China Ltd. – Class H	6,004,000	7,753,756
China Southern Airlines Co., Ltd. – Class H	4,214,000	4,403,899
InterGlobe Aviation Ltd.(a)	8,570	170,070
Turk Hava Yollari AO(b)	2,221,690	10,987,025

		24,609,081

Building Products – 0.0%
Kajaria Ceramics Ltd.	13,170	118,021

Commercial Services & Supplies – 0.0%
JMT Network Services PCL	106,400	111,912
S-1 Corp.	1,190	107,177

		219,089

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PORTFOLIO OF INVESTMENTS (continued)

EMERGING MARKETS PORTFOLIO

Company	Shares	U.S. $ Value

Industrial Conglomerates – 1.1%
Bidvest Group Ltd. (The)	451,330	$8,564,893
SM Investments Corp.	203,255	3,597,010
Turkiye Sise ve Cam Fabrikalari AS	3,214,438	4,229,362

		16,391,265

Machinery – 0.6%
Airtac International Group	21,000	378,170
Grupo Rotoplas SAB de CV(b)	36,600	56,410
Sinotruk Hong Kong Ltd.	3,157,500	3,770,613
Weichai Power Co., Ltd. – Class H	1,861,000	2,104,691
Yangzijiang Shipbuilding Holdings Ltd.	3,323,000	3,094,981

		9,404,865

Marine – 0.1%
COSCO SHIPPING Energy Transportation Co., Ltd. – Class H	2,218,000	1,146,159

Professional Services – 0.7%
51job, Inc. (ADR)(b)	129,236	11,119,465
Quess Corp. Ltd.(a)(b)	7,490	117,940
Sporton International, Inc.	47,400	262,655

		11,500,060

Road & Rail – 0.7%
Globaltrans Investment PLC (Sponsored GDR)(a)	941,443	11,165,514
Localiza Rent a Car SA	40,400	351,448

		11,516,962

Trading Companies & Distributors – 0.5%
Barloworld Ltd.	563,360	7,933,070

Transportation Infrastructure – 0.0%
Grupo Aeroportuario del Pacifico SAB de CV – Class B	8,930	88,234
TAV Havalimanlari Holding AS	36,200	218,075

		306,309

		83,144,881

Consumer Staples – 4.1%
Beverages – 0.9%
Kweichow Moutai Co., Ltd. – Class A	135,230	14,929,229

Food & Staples Retailing – 1.5%
BGF retail Co., Ltd.	1,320	188,854
Clicks Group Ltd.	17,310	267,425
E-MART, Inc.	40,500	10,341,318

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PORTFOLIO OF INVESTMENTS (continued)

EMERGING MARKETS PORTFOLIO

Company	Shares	U.S. $ Value

Lenta Ltd. (GDR)(a)(b)	4	$24
Lenta Ltd. (GDR)(a)(b)	1,125,324	6,695,678
Massmart Holdings Ltd.	14,720	199,614
President Chain Store Corp.	21,000	212,524
Raia Drogasil SA	9,000	203,910
X5 Retail Group NV (GDR)(a)(b)	142,125	4,766,355

		22,875,702

Food Products – 0.9%
Alicorp SAA	16,520	57,609
AVI Ltd.	12,920	120,941
Britannia Industries Ltd.	1,500	114,810
China Agri-Industries Holdings Ltd.	7,097,000	3,137,366
Kaveri Seed Co., Ltd.	11,600	86,336
LT Foods Ltd.	135,410	179,940
Ulker Biskuvi Sanayi AS	24,190	134,911
Vitasoy International Holdings Ltd.	90,000	232,265
WH Group Ltd.(a)	9,724,500	10,419,663
Zhou Hei Ya International Holdings Co., Ltd.(a)	270,620	247,374

		14,731,215

Personal Products – 0.0%
Cosmax, Inc.	1,405	182,404

Tobacco – 0.8%
ITC Ltd.	3,019,180	11,880,115

		64,598,665

Health Care – 3.7%
Biotechnology – 0.9%
3SBio, Inc.(a)(b)	143,500	326,853
Hugel, Inc.(b)	16,540	9,330,220
Medy-Tox, Inc.	6,566	4,635,934

		14,293,007

Health Care Equipment & Supplies – 0.2%
Vieworks Co., Ltd.	4,625	172,160
Yestar Healthcare Holdings Co., Ltd.	7,452,500	2,592,372

		2,764,532

Health Care Providers & Services – 0.9%
Bangkok Dusit Medical Services PCL	138,900	104,532
Bumrungrad Hospital PCL	30,100	199,911
MLP Saglik Hizmetleri AS(a)(b)	806,000	3,881,581
NMC Health PLC	5,000	238,424
Odontoprev SA	42,300	191,291

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PORTFOLIO OF INVESTMENTS (continued)

EMERGING MARKETS PORTFOLIO

Company	Shares	U.S. $ Value

Qualicorp SA	29,000	$195,708
Shanghai Pharmaceuticals Holding Co., Ltd. – Class H	3,412,500	9,185,883

		13,997,330

Life Sciences Tools & Services – 0.2%
Wuxi Biologics Cayman, Inc.(a)(b)	443,100	4,312,287

Pharmaceuticals – 1.5%
Aspen Pharmacare Holdings Ltd.	8,780	192,648
Aurobindo Pharma Ltd.	17,680	153,543
China Medical System Holdings Ltd.	5,403,000	12,377,636
China Resources Pharmaceutical Group Ltd.(a)	7,611,700	10,706,816
Richter Gedeon Nyrt	12,380	258,712

		23,689,355

		59,056,511

Telecommunication Services – 2.6%
Diversified Telecommunication Services – 1.7%
China Unicom Hong Kong Ltd.(b)	16,210,000	20,737,465
Tower Bersama Infrastructure Tbk PT	14,787,700	5,997,730

		26,735,195

Wireless Telecommunication Services – 0.9%
Safaricom PLC	23,929,660	7,314,184
Sarana Menara Nusantara Tbk PT	5,816,900	1,512,584
Turkcell Iletisim Hizmetleri AS	1,633,551	6,259,729

		15,086,497

		41,821,692

Real Estate – 1.6%
Real Estate Management & Development – 1.6%
Aldar Properties PJSC	9,663,200	5,610,123
Ayala Land, Inc.	3,250,500	2,572,255
China Resources Land Ltd.	500,000	1,837,329
CIFI Holdings Group Co., Ltd.	12,956,000	11,445,862
Parque Arauco SA	34,560	103,668
Times China Holdings Ltd.	2,213,000	3,420,834

		24,990,071

Utilities – 1.1%
Electric Utilities – 0.9%
Centrais Eletricas Brasileiras SA(b)	1,409,100	8,963,062

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PORTFOLIO OF INVESTMENTS (continued)

EMERGING MARKETS PORTFOLIO

Company	Shares	U.S. $ Value

Centrais Eletricas Brasileiras SA (Preference Shares)	251,000	$1,832,255
Equatorial Energia SA	182,800	3,958,927

		14,754,244

Water Utilities – 0.2%
Cia de Saneamento Basico do Estado de Sao Paulo	234,700	2,488,149

		17,242,393

Total Common Stocks (cost $1,245,070,335)		1,542,503,904

EQUITY LINKED NOTES – 0.9%
Real Estate – 0.5%
Real Estate Management & Development – 0.5%
Vincom Retail JSC, Deutsche Bank AG, expiring 11/12/27(b)	3,266,460	7,303,671

Information Technology – 0.3%
Electronic Equipment, Instruments & Components – 0.3%
FPT Corp., Macquarie Bank Ltd., expiring 3/31/20(b)	2,037,478	5,315,004

Consumer Discretionary – 0.1%
Specialty Retail – 0.1%
Mobile World Investment Corp., Macquarie Bank Ltd., expiring 3/29/19(b)	338,990	1,680,905

Total Warrants (cost $12,034,888)		14,299,580

	Principal Amount (000)
SHORT-TERM INVESTMENTS – 0.6%
Repurchase Agreements – 0.6%
State Street Bank & Trust Co. 0.28%, dated 3/29/18 due 4/02/18 in the amount of $9,345,687 (collateralized by $9,270,000 U.S. Treasury Notes, 3.625%, due 2/15/20, value $9,534,890) (cost $9,345,396)	$9,345	9,345,396

Total Investments – 99.4% (cost $1,266,450,619)		1,566,148,880	(f)
Other assets less liabilities – 0.6%		9,824,925

Net Assets – 100.0%		$1,575,973,805

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PORTFOLIO OF INVESTMENTS (continued)

EMERGING MARKETS PORTFOLIO

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	BRL	15,929	USD	4,792	4/03/18	$(32,443)
Bank of America, NA	USD	4,900	BRL	15,929	4/03/18	(74,873)
Bank of America, NA	RUB	372,312	USD	6,522	4/17/18	35,287
Bank of America, NA	USD	7,180	RUB	408,475	4/17/18	(63,241)
Bank of America, NA	KRW	12,338,456	USD	11,627	4/26/18	6,522
Barclays Bank PLC	BRL	55,621	USD	16,840	4/03/18	(7,906)
Barclays Bank PLC	USD	16,734	BRL	55,621	4/03/18	113,286
Barclays Bank PLC	RUB	2,369,617	USD	41,417	4/17/18	131,719
Barclays Bank PLC	USD	11,432	KRW	12,338,456	4/26/18	188,060
Barclays Bank PLC	USD	16,792	BRL	55,621	5/03/18	14,461
Barclays Bank PLC	USD	3,138	MXN	59,275	5/15/18	101,462
Barclays Bank PLC	USD	11,278	ZAR	133,614	5/15/18	(56,390)
Barclays Bank PLC	INR	152,884	USD	2,335	5/17/18	(3,116)
Barclays Bank PLC	USD	12,305	MYR	48,369	7/12/18	204,270
BNP Paribas SA	CLP	2,363,979	USD	3,924	4/19/18	9,415
Citibank, NA	BRL	39,692	USD	11,942	4/03/18	(80,843)
Citibank, NA	USD	12,190	BRL	39,692	4/03/18	(167,073)
Citibank, NA	ARS	260,643	USD	12,659	4/19/18	(185,268)
Citibank, NA	USD	12,702	ARS	260,643	4/19/18	142,085
Citibank, NA	USD	5,598	COP	15,847,518	4/19/18	72,734
Citibank, NA	HKD	25,001	USD	3,203	5/15/18	12,455
Citibank, NA	TRY	15,883	USD	3,980	5/15/18	5,206
Citibank, NA	USD	7,609	HKD	59,380	5/15/18	(32,013)
Citibank, NA	USD	19,031	MXN	363,477	5/15/18	832,999
Citibank, NA	USD	16,830	ZAR	206,807	5/15/18	539,158
Citibank, NA	INR	318,283	USD	4,847	5/17/18	(21,294)
Citibank, NA	USD	9,001	TWD	259,955	6/07/18	(10,772)
Deutsche Bank AG	PEN	21,316	USD	6,549	4/19/18	(54,904)
Deutsche Bank AG	USD	18,875	CLP	11,341,041	4/19/18	(93,733)
Deutsche Bank AG	USD	2,964	IDR	39,674,063	4/23/18	(76,509)
Goldman Sachs Bank USA	IDR	39,674,063	USD	2,881	4/23/18	(6,439)
HSBC Bank USA	USD	2,425	MXN	45,922	5/15/18	84,576
HSBC Bank USA	ZAR	48,622	USD	4,070	5/15/18	(13,169)
JPMorgan Chase Bank, NA	USD	11,479	KRW	12,319,518	4/26/18	123,437
Morgan Stanley & Co., Inc.	HKD	56,731	USD	7,272	5/15/18	32,789
Royal Bank of Scotland PLC	USD	2,402	MXN	46,106	5/15/18	117,513
Societe Generale	HKD	423,677	USD	54,303	5/15/18	242,018
State Street Bank & Trust Co.	HKD	25,510	USD	3,259	5/15/18	3,967
State Street Bank & Trust Co.	THB	302,820	USD	9,712	5/15/18	14,453
State Street Bank & Trust Co.	TRY	24,862	USD	6,400	5/15/18	178,126
State Street Bank & Trust Co.	USD	4,470	EUR	3,621	5/15/18	(1,803)
State Street Bank & Trust Co.	USD	9,555	THB	302,820	5/15/18	142,329

						$2,366,538

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2018, the aggregate market value of these securities amounted to $89,678,004 or 5.7% of net assets.

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PORTFOLIO OF INVESTMENTS (continued)

EMERGING MARKETS PORTFOLIO

(b)	Non-income producing security.

(c)	Fair valued by the Adviser.

(d)	Illiquid security.

(e)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(f)	On March 30, 2018, the Portfolio and U.S. stock exchanges were closed for business due to a U.S. holiday but the foreign markets remained open for trading. The Portfolio valued its foreign securities using the closing market prices from the respective foreign markets as of March 29, 2018 for financial reporting purposes.

Currency Abbreviations:

ARS – Argentine Peso

BRL – Brazilian Real

CLP – Chilean Peso

COP – Colombian Peso

EUR – Euro

HKD – Hong Kong Dollar

IDR – Indonesian Rupiah

INR – Indian Rupee

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

PEN – Peruvian Sol

RUB – Russian Ruble

THB – Thailand Baht

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

JSC – Joint Stock Company

PJSC – Public Joint Stock Company

See notes to financial statements.

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STATEMENT OF ASSETS AND LIABILITIES

March 31, 2018 (unaudited)

	International Portfolio		Tax-Managed International Portfolio	Emerging Markets Portfolio
Assets
Investments in securities, at value	$1,603,537,887		$3,729,708,803	$1,566,148,880
Foreign currencies, at value(a)	4,037,115		10,999,538	5,193,757
Cash	– 0	–	390,413	– 0	–
Cash collateral due from broker	2,255,050		4,522,100	610,000
Receivables:
Dividends and interest	4,730,582		11,281,403	3,315,605
Foreign withholding tax reclaims	1,840,678		4,589,370	59,923
Investment securities sold and foreign currency transactions	11,369,256		25,958,183	13,040,898
Capital shares sold	425,812		1,115,128	621,939
Variation margin on futures	114,839		479,052	– 0	–
Unrealized appreciation of forward currency exchange contracts	2,500,952		26,326,295	3,348,327

Total assets	1,630,812,171		3,815,370,285	1,592,339,329

Liabilities
Cash collateral due to broker	795,000		2,984,000	– 0	–
Payables:
Investment securities purchased and foreign currency transactions	8,519,032		20,493,316	9,703,157
Foreign capital gains taxes	1,183,661		2,597,501	2,858,596
Capital shares redeemed	1,345,335		2,759,968	1,038,315
Management fee	1,070,953		2,384,999	1,328,690
Shareholder servicing fee	278,332		730,405	305,170
Transfer Agent fee	22,769		34,868	43,254
Distribution fee	6,026		702	– 0	–
Accrued expenses and other liabilities	62,092		78,533	106,553
Unrealized depreciation of forward currency exchange contracts	4,934,690		17,711,602	981,789

Total liabilities	18,217,890		49,775,894	16,365,524

Net Assets	$1,612,594,281		$3,765,594,391	$1,575,973,805

Cost of investments	$1,381,152,417		$3,272,192,378	$1,266,450,619

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STATEMENT OF ASSETS AND LIABILITIES (continued)

	International Portfolio	Tax-Managed International Portfolio	Emerging Markets Portfolio
Net Assets Consist of:
Capital stock, at par	$87,369	$203,698	$46,852
Additional paid-in capital	2,236,407,253	4,881,025,521	1,213,041,274
Undistributed net investment income/(distributions in excess of net investment income)	3,796,711	9,517,693	(2,634,232)
Accumulated net realized gain (loss) on investment and foreign currency transactions	(846,486,461)	(1,588,615,112)	64,973,213
Net unrealized appreciation/depreciation of:
Investments and futures transactions(b)	221,109,288	454,578,383	298,114,737
Foreign currency denominated assets and liabilities	(2,319,879)	8,884,208	2,431,961

	$1,612,594,281	$3,765,594,391	$1,575,973,805

(a)	Cost: $4,057,713, $11,037,341 and $5,172,046, respectively. (Note 1)

(b)	Net of accrued foreign capital gains taxes of $1,183,661, $2,597,501 and $1,583,524.

See notes to financial statements.

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STATEMENT OF ASSETS AND LIABILITIES (continued)

	International Portfolio	Tax-Managed International Portfolio	Emerging Markets Portfolio
Calculation of Maximum Offering Price
International Class/Tax-Managed International Class/Emerging Markets Class Shares
Net Assets	$1,250,098,318	$3,298,822,224	$1,374,661,723
Shares of capital stock outstanding	67,494,715	178,128,383	40,868,322

Net asset value, offering and redemption price per share	$18.52	$18.52	$33.64

Class A Shares
Net Assets	$24,254,007	$2,553,974
Shares of capital stock outstanding	1,331,265	139,894

Net asset value and redemption price per share	$18.22	$18.26
Sales charge – 4.25% of public offering price	0.81	0.81

Maximum offering price	$19.03	$19.07

Class B Shares
Net Assets	$4,132	$5,063
Shares of capital stock outstanding	221.24	273.29

Net asset value and offering price per share	$18.68	$18.53

Class C Shares
Net Assets	$828,894	$185,696
Shares of capital stock outstanding	45,100	10,078

Net asset value and offering price per share	$18.38	$18.43

Class Z Shares
Net Assets	$337,408,930	$464,027,434	$201,312,082
Shares of capital stock outstanding	18,497,667	25,419,320	5,983,926

Net asset value and offering price per share	$18.24	$18.25	$33.64

See notes to financial statements.

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STATEMENT OF OPERATIONS

For the six months ended March 31, 2018 (unaudited)

	International Portfolio		Tax-Managed International Portfolio		Emerging Markets Portfolio
Investment Income
Income:
Interest	$27,348		$71,219		$	– 0	–
Dividends(a)	13,074,867		30,176,944			9,754,638
Other income	1,592		3,648			1,543

Total income	13,103,807		30,251,811			9,756,181

Expenses:
Management fee (see Note 2A)	6,815,785		14,987,333			8,152,119
Shareholder servicing fee (see Note 2B)	1,631,928		4,186,718			1,721,619
Custodian fee	203,723		285,820			299,532
Transfer Agent fee – Non-Retail Class	61,408		93,597			142,382
Transfer Agent fee – Class A	9,168		1,980			– 0	–
Transfer Agent fee – Class B	11		10			– 0	–
Transfer Agent fee – Class C	349		170			– 0	–
Transfer Agent fee – Advisor Class	– 0	–	– 0	–		– 0	–
Transfer Agent fee – Class Z	32,661		43,394			19,173
Distribution fees – Class A	29,514		2,632			– 0	–
Distribution fees – Class B	31		27			– 0	–
Distribution fees – Class C	3,974		884			– 0	–
Directors’ fees and expenses	27,152		61,889			25,535
Auditing and tax fees	26,607		55,028			20,616
Registration fees	34,346		33,291			17,856
Printing fees	27,316		24,949			28,304
Legal fees	14,557		34,389			13,172
Miscellaneous	35,055		50,593			29,447

Total expenses	8,953,585		19,862,704			10,469,755
Less: expenses waived and reimbursed by the Adviser (see Note 2A and 2B)	(231,550)		(472,491)			(96,043)

Net expenses	8,722,035		19,390,213			10,373,712

Net investment income (loss)	4,381,772		10,861,598			(617,531)

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STATEMENT OF OPERATIONS (continued)

	International Portfolio		Tax-Managed International Portfolio		Emerging Markets Portfolio
Realized and Unrealized Gain (loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(b)	$71,086,359		$140,635,689		$84,414,704
Forward currency exchange contracts	(3,324,838)		(13,244,658)		603,987
Futures	708,209		2,591,292		– 0	–
Swaps	– 0	–	– 0	–	– 0	–
Foreign currency transactions	195,127		(49,580)		489,214

Net realized gain (loss) on investment and foreign currency transactions	68,664,857		129,932,743		85,507,905

Net change in unrealized appreciation/depreciation of:
Investments(c)	(13,196,569)		(12,476,888)		38,526,224
Forward currency exchange contracts	(3,233,123)		(32,150)		2,324,236
Futures	(123,665)		(384,872)		– 0	–
Swaps	– 0	–	– 0	–	– 0	–
Foreign currency denominated assets and liabilities	67,584		171,558		98,047

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(16,485,773)		(12,722,352)		40,948,507

Net realized and unrealized gain (loss) on investment and foreign currency transactions	52,179,084		117,210,391		126,456,412

Contributions from affiliates (see Note 2A)	– 0	–	– 0	–	31,039

Net increase (decrease) in net assets resulting from operations	$56,560,856		$128,071,989		$125,869,920

(a)	Net of foreign withholding taxes of $1,443,720, $3,383,268 and $1,326,932 for the International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio, respectively.

(b)	Net of foreign capital gains taxes of $117,592, $262,505 and $62,535 for the International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio, respectively.

(c)	Net of increase/(decrease) in accrued foreign capital gain taxes of $595,240, $1,347,204, $(1,972,195) for the International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio, respectively.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	International Portfolio
	Six Months Ended 3/31/18 (unaudited)		Year Ended 9/30/17
Increase (Decrease) in Net Assets from Operations:
Net investment income	$4,381,772		$20,576,512
Net realized gain on investment and foreign currency transactions	68,664,857		104,279,908
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(16,485,773)		123,186,326

Net increase in net assets resulting from operations	56,560,856		248,042,746
Dividends to shareholders:
Dividends from net investment income
International Class Shares	(14,325,300)		(22,632,899)
Class A	(281,507)		(63,772)
Class B	– 0	–	(134)
Class C	– 0	–	(13,155)
Class Z	(4,358,244)		(3,168,395)

Total dividends to shareholders	(18,965,051)		(25,878,355)

Capital-share transactions:
Net proceeds from sales of shares	72,816,147		287,597,234
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	17,145,634		23,149,102

Total proceeds from shares sold	89,961,781		310,746,336
Cost of shares redeemed	(172,084,489)		(397,362,403)

Net decrease in net assets from capital-share transactions	(82,122,708)		(86,616,067)

Net increase (decrease) in net assets	(44,526,903)		135,548,324
Net Assets:
Beginning of period	1,657,121,184		1,521,572,860

End of period(a)	$1,612,594,281		$1,657,121,184

(a) Includes undistributed net investment income	$3,796,711		$18,379,990

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS (continued)

Tax-Managed International Portfolio
Six Months Ended 3/31/18 (unaudited)	Year Ended 9/30/17
Increase (Decrease) in Net Assets from Operations:
Net investment income	$10,861,598	$50,458,101
Net realized gain on investment and foreign currency transactions	129,932,743	305,647,550
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(12,722,352)	218,766,215

Net increase in net assets resulting from operations	128,071,989	574,871,866
Dividends to shareholders:
Dividends from net investment income
Tax-Managed International Class	(44,003,206)	(54,948,127)
Class A	(24,488)	(26,996)
Class B	(17)	(46)
Class C	– 0	–	(3,206)
Class Z	(6,571,034)	(6,750,440)

Total dividends to shareholders	(50,598,745)	(61,728,815)

Capital-share transactions:
Net proceeds from sales of shares	161,410,808	332,781,289
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	41,956,974	50,654,235

Total proceeds from shares sold	203,367,782	383,435,524
Cost of shares redeemed	(212,228,738)	(787,378,472)

Net decrease in net assets from capital-share transactions	(8,860,956)	(403,942,948)

Net increase in net assets	68,612,288	109,200,103
Net Assets:
Beginning of period	3,696,982,103	3,587,782,000

End of period(a)	$3,765,594,391	$3,696,982,103

(a) Includes undistributed net investment income	$9,517,693	$49,254,840

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS (continued)

	Emerging Markets Portfolio
	Six Months Ended 3/31/18 (unaudited)	Year Ended 9/30/17
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(617,531)	$9,765,289
Net realized gain on investment and foreign currency transactions	85,507,905	123,757,236
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	40,948,507	120,141,379
Contributions from affiliates (see Note 2A)	31,039	52,505

Net increase in net assets resulting from operations	125,869,920	253,716,409
Dividends and distributions to shareholders:
Dividends from net investment income Emerging Markets Class	(7,273,208)	(6,719,437)
Class Z	(1,536,559)	(1,038,554)
Distributions from net realized gain on investment transactions Emerging Markets Class	(2,782,034)	– 0	–
Class Z	(379,460)	– 0	–

Total dividends and distributions to shareholders	(11,971,261)	(7,757,991)

Capital-share transactions:
Net proceeds from sales of shares	88,955,680	234,666,601
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	10,565,975	5,946,621

Total proceeds from shares sold	99,521,655	240,613,222
Cost of shares redeemed	(123,515,912)	(338,833,172)

Net decrease in net assets from capital-share transactions	(23,994,257)	(98,219,950)

Net increase in net assets	89,904,402	147,738,468
Net Assets:
Beginning of period	1,486,069,403	1,338,330,935

End of period(a)	$1,575,973,805	$1,486,069,403

(a) Includes undistributed net investment income/(distributions in excess of net investment income) of:	$(2,634,232)	$6,793,066

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

March 31, 2018 (unaudited)

NOTE 1.

Organization and Significant Accounting Policies

The Class A, B, C and Z shares (collectively, the “AB International Retail Class shares”) of AB International Portfolio and Tax-Managed International Portfolio and the Class Z shares Emerging Markets Portfolio are shares of the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio (the “Portfolios”), respectively, of the Sanford C. Bernstein Fund, Inc. (the “Fund”). The Fund is a managed open-end registered investment company incorporated in Maryland on May 4, 1988. The Fund operates as a series company currently comprised of 15 portfolios each with its own investment objective. Class Z shares are currently offered exclusively to registered investment companies (or their series) managed by AllianceBernstein L.P. (the “Adviser”). Class R shares for the International Portfolio have been authorized but currently are not offered. Class A shares of the Portfolios are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. These financial statements include only the AB International Retail Class shares. The financial highlights of the International, Tax-Managed International and Emerging Markets Class shares are presented in a separate financial report. All classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolios.

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NOTES TO FINANCIAL STATEMENTS (continued)

A. Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

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NOTES TO FINANCIAL STATEMENTS (continued)

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolios generally value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market value as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and

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NOTES TO FINANCIAL STATEMENTS (continued)

comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of March 31, 2018:

International Portfolio
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$22,278,144		$306,681,164		$	– 0	–	$328,959,308
Consumer Discretionary	30,628,693		202,271,366			– 0	–	232,900,059
Information Technology	18,426,797		210,234,593			– 0	–	228,661,390
Consumer Staples	17,437,546		170,809,632			– 0	–	188,247,178
Industrials	8,852,790		166,051,076			– 0	–	174,903,866
Health Care	16,885,666		88,241,632			– 0	–	105,127,298
Telecommunication Services	– 0	–	99,195,214			– 0	–	99,195,214
Materials	14,078,705		84,541,126			– 0	–	98,619,831
Energy	14,352,635		65,099,524			– 0	–	79,452,159
Utilities	5,510,609		19,235,119			– 0	–	24,745,728
Real Estate	– 0	–	6,421,840			– 0	–	6,421,840
Short-Term Investments	36,304,016		– 0	–		– 0	–	36,304,016

Total Investments in Securities	184,755,601		1,418,782,286	(a)		– 0	–	1,603,537,887
Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts	– 0	–	2,500,952			– 0	–	2,500,952
Liabilities:
Futures	(92,521)		– 0	–		– 0	–	(92,521	)(c)
Forward Currency Exchange Contracts	– 0	–	(4,934,690)			– 0	–	(4,934,690)

Total(d)(e)(f)	$184,663,080		$1,416,348,548		$	– 0	–	$1,601,011,628

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NOTES TO FINANCIAL STATEMENTS (continued)

Tax-Managed International Portfolio
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$51,864,962		$716,827,217		$	– 0	–	$768,692,179
Consumer Discretionary	71,570,760		470,643,263			– 0	–	542,214,023
Information Technology	42,382,580		490,630,694			– 0	–	533,013,274
Consumer Staples	40,154,767		395,835,047			– 0	–	435,989,814
Industrials	20,350,201		386,993,571			– 0	–	407,343,772
Health Care	39,471,182		205,299,297			– 0	–	244,770,479
Telecommunication Services	– 0	–	233,138,568			– 0	–	233,138,568
Materials	33,631,080		195,672,679			– 0	–	229,303,759
Energy	32,283,002		151,837,608			– 0	–	184,120,610
Utilities	12,573,264		44,719,347			– 0	–	57,292,611
Real Estate	– 0	–	14,832,784			– 0	–	14,832,784
Short-Term Investments	78,996,930		– 0	–		– 0	–	78,996,930

Total Investments in Securities	423,278,728		3,306,430,075	(a)		– 0	–	3,729,708,803
Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts	– 0	–	26,326,295			– 0	–	26,326,295
Liabilities:
Futures	(340,541)		– 0	–		– 0	–	(340,541	)(c)
Forward Currency Exchange Contracts	– 0	–	(17,711,602)			– 0	–	(17,711,602)

Total(f)(g)(h)	$422,938,187		$3,315,044,768		$	– 0	–	$3,737,982,955

Emerging Markets Portfolio
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$73,691,725		$402,934,283		$	– 0	–	$476,626,008
Information Technology	80,875,658		309,249,715			– 0	–	390,125,373
Consumer Discretionary	54,372,195		113,742,923			– 0	–	168,115,118
Energy	90,720,396		19,478,421			– 0	–	110,198,817
Materials	16,622,017		89,962,358			0	(i)	106,584,375
Industrials	24,300,519		58,844,362			– 0	–	83,144,881
Consumer Staples	7,266,992		57,331,673			– 0	–	64,598,665
Health Care	6,860,952		52,195,559			– 0	–	59,056,511

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1		Level 2		Level 3			Total
Telecommunication Services	$1,512,584		$40,309,108		$	– 0	–	$41,821,692
Real Estate	103,668		24,886,403			– 0	–	24,990,071
Utilities	17,242,393		– 0	–		– 0	–	17,242,393
Warrants	– 0	–	14,299,580			– 0	–	14,299,580
Short-Term Investments	9,345,396		– 0	–		– 0	–	9,345,396

Total Investments in Securities	382,914,495		1,183,234,385	(a)		– 0	–	1,566,148,880
Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts	– 0	–	3,348,327			– 0	–	3,348,327
Liabilities:
Forward Currency Exchange Contracts	– 0	–	(981,789)			– 0	–	(981,789)

Total(f)(j)(k)	$382,914,495		$1,185,600,923		$	– 0	–	$1,568,515,418

(a)	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note 1.A.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments. Centrally cleared swaps with upfront premiums are presented here at market value.

(d)	An amount of $18,280,514 was transferred from Level 1 to Level 2 due to decrease in trading volume during the reporting period.

(e)	An amount of $25,718,830 was transferred from Level 1 to Level 2 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period.

(f)	There were de minimis transfers under 1% of net assets from Level 2 to Level 1 during the reporting period.

(g)	An amount of $41,251,912 was transferred from Level 1 to Level 2 due to decrease in trading volume during the reporting period.

(h)	An amount of $56,277,981 was transferred from Level 1 to Level 2 due to the above mentioned foreign equity fair valuation using third party vendor modelling tools during the reporting period.

(i)	The Portfolio held securities with zero market value at period end.

(j)	An amount of $29,761,609 was transferred from Level 1 to Level 2 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period.

(k)	An amount of $25,893,769 was transferred from Level 1 to Level 2 due to decrease in trading volume during the reporting period.

The Portfolios recognize all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Emerging Markets Portfolio	Common Stocks(a)			Total
Balance as of 9/30/17	$	– 0	–	$	– 0	–
Accrued discounts/(premiums)		– 0	–		– 0	–
Realized gain (loss)		– 0	–		– 0	–
Change in unrealized appreciation/depreciation		– 0	–		– 0	–
Purchases		– 0	–		– 0	–
Sales		– 0	–		– 0	–
Transfers in to Level 3		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		– 0	–

Balance as of 3/31/18	$	– 0	–	$	– 0	–

Net change in unrealized appreciation/depreciation from investments held as of 3/31/18(b)	$	– 0	–	$	– 0	–

(a)	The Portfolio held securities with zero market value at period end.

(b)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

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NOTES TO FINANCIAL STATEMENTS (continued)

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

C. Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Portfolios do isolate the effect of changes in foreign exchange rates from changes in market prices of securities sold during the year, as required by the Internal Revenue Code.

The Portfolios may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D. Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its

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income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In consideration of recent decisions rendered by the European courts, International Portfolio and Tax-Managed International Portfolio filed reclaims to recover taxes withheld on dividends earned from certain European Union countries during calendar years 2008 through 2010. These filing are subject to various administrative and judicial proceedings within these countries. No amounts for additional tax reclaims are disclosed in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of March 31, 2018, the Portfolios did not have any unrecognized tax benefits.

E. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

F. Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

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G. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H. Distribution of Income and Gains

Dividends from net investment income, if any, will be paid to shareholders at least once a year. Distributions of net realized gains, less any available loss carryforwards, if any, will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

I. Repurchase Agreements

Each Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolios’ ability to dispose of the underlying securities.

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets,

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places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The International Portfolios pay the Adviser an investment management fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of the $5 billion of the average daily net assets of the Portfolio. Prior to January 1, 2018, the management fee for the International Portfolio was .925% of the first $1 billion, .85% of the next $3 billion, .80% of the next $2 billion, .75% of the next $2 billion and .65% in excess of $8 billion of the average daily net assets of the Portfolio. Prior to January 1, 2018, the management fee for the Tax Managed International Portfolio was .925% of the first $1 billion, .85% of the next $3 billion, .80% of the next $2 billion, .75% of the next $2 billion, .65% of the next $2 billion and .60% in excess of $10 billion of the average daily net assets of the Portfolio. The Emerging Markets Portfolio pays the Adviser an investment management fee at an annual rate of .95% of the first $2.5 billion, .90% of the next $2.5 billion and .85% in excess of the $5 billion of the average daily net assets of the Portfolio. Prior to January 1, 2018, the management fee was 1.175% of the first $1 billion, 1.050% of the next $1 billion, 1.00% of the next $1 billion, .90% of the next $3 billion, and .85% in excess of $6 billion of the average daily net assets of the Portfolio.

Prior to January 1, 2018, the Adviser voluntarily waived the annual investment management fees of the International Portfolio and Tax-Managed International Portfolio by an amount equal to .05% per annum of the respective net assets of the Portfolios. Prior to January 1, 2018, the Adviser voluntarily waived the annual investment management fees of the Emerging Markets Portfolio by an amount equal to .025% per annum of the respective average net assets. For the six months ended March 31, 2018, such waivers amounted to $207,310, $467,064 and $96,043 for the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio, respectively.

Prior to January 27, 2018, the Adviser agreed to bear certain expenses to the extent necessary to limit the total operating expenses on an annual basis (the “Expense Cap”) to 1.20%, 1.95%, 1.95% and .95% of average daily net assets for Class A, Class B, Class C and Class Z shares, respectively, for the International Portfolio and Tax-Managed International Portfolio and 1.25% for Class Z shares, for the Emerging Markets Portfolio. For the six months ended March 31, 2018, there was no such reimbursement.

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During the six months ended March 31, 2018 and year ended September 30, 2017, the Adviser reimbursed the Emerging Markets Portfolio, $31,039 and $52,505, respectively, for trading losses incurred due to trade entry errors.

B. Transfer Agency Agreement; Shareholder Servicing Fee

Under the Shareholder Servicing Agreement between the Sanford C. Bernstein Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to the Fund, the Portfolios and individual shareholders of the Portfolios (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their Sanford C. Bernstein fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. This agreement applies only to the International, Tax-Managed International and Emerging Markets Class shares of the Portfolios. Under the agreement, the fee paid by the International, Tax-Managed International and Emerging Markets Class shares to the Adviser for services under this agreement is at an annual rate of .25%, annualized of the average daily net assets of each Portfolio attributable to the respective class during the month.

Under a Transfer Agency Agreement between the Fund, on behalf of the Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Retail Classes compensate ABIS, a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub accounting services and/or networking services. Such compensation retained by ABIS amounted to: International Portfolio, $36,514, Tax-Managed International Portfolio, $43,883 and Emerging Markets Portfolio, $19,173 for the six months ended March 31, 2018.

The Adviser is currently waiving the costs of transfer agency fees for Classes A, B and C and printing fees for Classes A, B, C and Z of the International and Tax-Managed International Portfolios. For the six months ended March 31, 2018, such waivers amounted to $24,240 and $5,427, respectively.

C. Distribution Arrangements—International, Tax-Managed International and Emerging Markets Class Shares

Under the Distribution Agreement between the Fund, on behalf of each Portfolio and Sanford C. Bernstein & Co., LLC (the “Distributor”), the

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Distributor agrees to act as agent to sell International, Tax-Managed International and Emerging Markets Class shares of the Portfolios. This agreement does not apply to the AllianceBernstein International Retail Class shares of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D. Distribution Arrangements—AB International Retail Classes

The Retail Classes of the Portfolios have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investments, Inc., (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .30% of the Class A shares and 1% of the Class B and Class C shares of the respective average daily net assets attributable to the Retail Classes. Effective January 30, 2015, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of the Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Sanford C. Bernstein Fund, Inc., that it has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

Portfolio	Class B	Class C
International	$196,285	$1,463,349
Tax-Managed International	225,619	1,237,432

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Retail Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s shares.

E. Other Transactions with Affiliates

The Distributor has advised the Sanford C. Bernstein Fund, Inc., that it has retained front-end sales charges from sales of Class A shares and received contingent deferred sales charges imposed upon redemptions by

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shareholders of Class A, Class B and Class C shares for the six months ended March 31, 2018, as follows:

	Front-End Sales Charges	Contingent Deferred Sales Charges
Portfolio	Class A	Class A		Class B			Class C
International	$166	$37		$	– 0	–	$	– 0	–
Tax-Managed International	147	– 0	–		– 0	–		– 0	–

The Portfolios may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common directors. For the six months ended March 31, 2018, there were no purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act.

Brokerage commissions paid on investment transactions and brokerage commissions paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein & Co., Ltd., affiliates of the Adviser, for the six months ended March 31, 2018 were as follows:

Portfolio	Total Commissions	Sanford C. Bernstein & Co., LLC			Sanford C. Bernstein & Co., Ltd.
International	$394,623	$	– 0	–	$	– 0	–
Tax-Managed International	863,363		– 0	–		– 0	–
Emerging Markets	922,626		– 0	–		– 0	–

NOTE 3.

Investment Security Transactions

A. Purchases and Sales

For the six months ended March 31, 2018, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

Portfolio	Purchases Excluding U.S. Government Securities	Purchases of U.S. Government Securities			Sales Excluding U.S. Government Securities	Sales of U.S. Government Securities
International	$314,641,377	$	– 0	–	$396,127,094	$	– 0	–
Tax-Managed International	758,956,559		– 0	–	780,050,270		– 0	–
Emerging Markets	405,076,695		– 0	–	449,167,075		– 0	–

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The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

		Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
Portfolio	Cost	Appreciation	(Depreciation)
International	$1,381,152,417	$275,959,810	$(56,100,599)	$219,859,211
Tax-Managed International	3,272,192,378	623,762,008	(157,971,431)	465,790,577
Emerging Markets	1,266,450,619	357,475,362	(55,410,563)	302,064,799

B. Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures

Each Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolios may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time a Portfolio enters into futures, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk

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mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Each Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolio’s credit risk is subject to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended March 31, 2018, the International Portfolio and Tax-Managed International Portfolio held futures for hedging purposes. During the six months ended March 31, 2018, the Emerging Markets Portfolio held futures for non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolios may enter into forward currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward currency exchange contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward currency exchange contract with a term greater than one year. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward currency exchange contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other

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options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, the Non-U.S. stock Portfolios may commit a substantial portion or the entire value of their Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward contracts would have on the investment program of these Portfolios and the flexibility of the Portfolios to purchase additional securities.

During the six months ended March 31, 2018, the International Portfolio and Tax-Managed International Portfolio held forward currency exchange contracts for hedging purposes. During the six months ended March 31, 2018, the Emerging Markets Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

The Portfolios typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolios typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolios’ net liability, held by the defaulting party, may be delayed or denied.

The Portfolios’ ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolios decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolios’ OTC counterparty has the right to terminate such transaction and require the Portfolios to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by the OTC counterparty tables below.

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During the six months ended March 31, 2018, the Portfolios had entered into the following derivatives:

International Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts			Receivable/Payable for variation margin on futures	$92,521	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$2,500,952	Unrealized depreciation on forward currency exchange contracts	4,934,690

Total		$2,500,952		$5,027,211

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$708,209	$(123,665)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(3,324,838)	(3,233,123)

Total		$(2,616,629)	$(3,356,788)

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Tax-Managed International Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts			Receivable/Payable for variation margin on futures	$340,541	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$26,326,295	Unrealized depreciation on forward currency exchange contracts	17,711,602

Total		$26,326,295		$18,052,143

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$2,591,292	$(384,872)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(13,244,658)	(32,150)

Total		$(10,653,366)	$(417,022)

Emerging Markets Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$3,348,327	Unrealized depreciation on forward currency exchange contracts	$981,789

Total		$3,348,327		$981,789

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	$603,987	$2,324,236

Total		$603,987	$2,324,236

The following tables represent the average monthly volume of the Portfolios’ derivative transactions during the six months ended March 31, 2018:

International Portfolio
Futures:
Average original value of buy contracts	$13,631,106
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$469,927,716
Average principal amount of sale contracts	$442,227,272

Tax-Managed International Portfolio
Futures:
Average original value of buy contracts	$47,165,578
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$1,165,444,846
Average principal amount of sale contracts	$1,111,037,482

Emerging Markets Portfolio
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$224,682,638
Average principal amount of sale contracts	$231,785,003

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements and net of the related collateral received/pledged by the Portfolios as of March 31, 2018. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

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International Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivatives Assets
Bank of America, NA	$16,299	$(16,299)	$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	762,062	(154,389)	– 0	–	– 0	–	607,673
BNP Paribas SA	32,797	(32,797)	– 0	–	– 0	–	– 0	–
Citibank, NA	345,031	(196,179)	– 0	–	– 0	–	148,852
Credit Suisse International	352,782	(352,782)	– 0	–	– 0	–	– 0	–
Deutsche Bank AG	283,868	(5,988)	– 0	–	– 0	–	277,880
HSBC Bank USA	108,219	(1,316)	– 0	–	– 0	–	106,903
JPMorgan Chase Bank, NA	292,911	(23,937)	– 0	–	– 0	–	268,974
Morgan Stanley & Co., Inc.	175,019	(63,918)	– 0	–	– 0	–	111,101
Royal Bank of Scotland PLC	39,760	(39,760)	– 0	–	– 0	–	– 0	–
Standard Chartered Bank	64,019	(64,019)	– 0	–	– 0	–	– 0	–
State Street Bank & Trust Co.	19,633	(19,633)	– 0	–	– 0	–	– 0	–
UBS AG	8,552	– 0	–	– 0	–	– 0	–	8,552

Total	$2,500,952	$(971,017)	$	– 0	–	$	– 0	–	$1,529,935	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivatives Liabilities
Bank of America, NA	$127,844	$(16,299)	$	– 0	–	$	– 0	–	$111,545
Barclays Bank PLC	154,389	(154,389)	– 0	–	– 0	–	– 0	–
BNP Paribas SA	1,016,421	(32,797)	(983,624)	– 0	–	– 0	–
Citibank, NA	196,179	(196,179)	– 0	–	– 0	–	– 0	–
Credit Suisse International	725,261	(352,782)	– 0	–	– 0	–	372,479
Deutsche Bank AG	5,988	(5,988)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA	5,165	– 0	–	– 0	–	– 0	–	5,165

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Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
HSBC Bank USA	$1,316	$(1,316)	$	– 0	–	$	– 0	–	$	– 0	–
JPMorgan Chase Bank, NA	23,937	(23,937)		– 0	–		– 0	–		– 0	–
Morgan Stanley & Co., Inc.	63,918	(63,918)		– 0	–		– 0	–		– 0	–
Royal Bank of Scotland PLC	1,466,397	(39,760)		– 0	–		– 0	–		1,426,637
Standard Chartered Bank	1,044,019	(64,019)		(680,000)			– 0	–		300,000
State Street Bank & Trust Co.	103,856	(19,633)		– 0	–		– 0	–		84,223

Total	$4,934,690	$(971,017)		$(1,663,624)		$	– 0	–		$2,300,049	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

Tax-Managed International Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivatives Assets
Bank of America, NA	$4,420,123	$	– 0	–	$(440,000)	$	– 0	–	$3,980,123
Barclays Bank PLC	1,647,988	(1,042,701)	– 0	–	– 0	–	605,287
BNP Paribas SA	2,130,602	(186,793)	(1,847,000)	– 0	–	96,809
Citibank, NA	2,371,872	(2,371,872)	– 0	–	– 0	–	– 0	–
Credit Suisse International	2,077,570	(612,406)	(697,000)	– 0	–	768,164
Deutsche Bank AG	5,196,283	(18,625)	– 0	–	– 0	–	5,177,658
HSBC Bank USA	682,993	(682,993)	– 0	–	– 0	–	– 0	–
JPMorgan Chase Bank, NA	2,651,930	(2,574,720)	– 0	–	– 0	–	77,210
Morgan Stanley & Co., Inc.	208,449	(208,449)	– 0	–	– 0	–	– 0	–
Royal Bank of Scotland PLC	3,973,056	(3,940,070)	– 0	–	– 0	–	32,986

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Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivatives Assets
Standard Chartered Bank	$910,073	$(910,073)	$	– 0	–	$	– 0	–	$	– 0	–
State Street Bank & Trust Co.	36,434	(36,434)	– 0	–	– 0	–	– 0	–
UBS AG	18,922	– 0	–	– 0	–	– 0	–	18,922

Total	$26,326,295	$(12,585,136)	$(2,984,000)	$	– 0	–	$10,757,159	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivatives Liabilities
Barclays Bank PLC	$1,042,701	$(1,042,701)	$	– 0	–	$	– 0	–	$	– 0	–
BNP Paribas SA	186,793	(186,793)	– 0	–	– 0	–	– 0	–
Citibank, NA	3,328,419	(2,371,872)	– 0	–	– 0	–	956,547
Credit Suisse International	612,406	(612,406)	– 0	–	– 0	–	– 0	–
Deutsche Bank AG	18,625	(18,625)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA	17,887	– 0	–	– 0	–	– 0	–	17,887
HSBC Bank USA	2,755,209	(682,993)	– 0	–	– 0	–	2,072,216
JPMorgan Chase Bank, NA	2,574,720	(2,574,720)	– 0	–	– 0	–	– 0	–
Morgan Stanley & Co., Inc.	982,178	(208,449)	– 0	–	– 0	–	773,729
Royal Bank of Scotland PLC	3,940,070	(3,940,070)	– 0	–	– 0	–	– 0	–
Standard Chartered Bank	1,688,560	(910,073)	(778,487)	– 0	–	– 0	–
State Street Bank & Trust Co.	564,034	(36,434)	– 0	–	– 0	–	527,600

Total	$17,711,602	$(12,585,136)	$(778,487)	$	– 0	–	$4,347,979	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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NOTES TO FINANCIAL STATEMENTS (continued)

Emerging Markets Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
Bank of America, NA	$41,809	$(41,809)		$	– 0	–	$	– 0	–	$ – 0	–
Barclays Bank PLC	753,258	(67,412)			– 0	–		(685,846)		– 0	–
BNP Paribas SA	9,415	– 0	–		– 0	–		– 0	–	9,415
Citibank, NA	1,604,637	(497,263)			– 0	–		– 0	–	1,107,374
HSBC Bank USA	84,576	(13,169)			– 0	–		– 0	–	71,407
JPMorgan Chase Bank, NA	123,437	– 0	–		– 0	–		– 0	–	123,437
Morgan Stanley & Co., Inc.	32,789	– 0	–		– 0	–		– 0	–	32,789
Royal Bank of Scotland PLC	117,513	– 0	–		– 0	–		– 0	–	117,513
Societe Generale	242,018	– 0	–		– 0	–		– 0	–	242,018
State Street Bank & Trust Co.	338,875	(1,803)			– 0	–		– 0	–	337,072

Total	$3,348,327	$(621,456)		$	– 0	–		$(685,846)		$2,041,025	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
Bank of America, NA	$170,557	$(41,809)		$	– 0	–	$	– 0	–	$128,748
Barclays Bank PLC	67,412	(67,412)			– 0	–		– 0	–	– 0	–
Citibank, NA	497,263	(497,263)			– 0	–		– 0	–	– 0	–
Deutsche Bank AG	225,146	– 0	–		(225,146)			– 0	–	– 0	–
Goldman Sachs Bank USA	6,439	– 0	–		– 0	–		– 0	–	6,439
HSBC Bank USA	13,169	(13,169)			– 0	–		– 0	–	– 0	–
State Street Bank & Trust Co.	1,803	(1,803)			– 0	–		– 0	–	– 0	–

Total	$981,789	$(621,456)			$(225,146)		$	– 0	–	$135,187	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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NOTES TO FINANCIAL STATEMENTS (continued)

C. Currency Transactions

The Portfolios may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolios and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE 4.

Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2018 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2017 and September 30, 2016 were as follows:

	2017		2016
International
Distributions paid from:
Ordinary income	$25,878,355		$21,802,390

Total distributions paid	$25,878,355		$21,802,390

Tax-Managed International
Distributions paid from:
Ordinary income	$61,728,815		$55,480,983

Total distributions paid	$61,728,815		$55,480,983

Emerging Markets
Distributions paid from:
Ordinary income	$7,757,991		$7,737,820
Long-term capital gains	– 0	–	20,157,829

Total distributions paid	$7,757,991		$27,895,649

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NOTES TO FINANCIAL STATEMENTS (continued)

As of September 30, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Accumulated Capital and Other Losses(a)	Unrealized Appreciation/ (Depreciation)(b)	Total Accumulated Earnings/ (Deficit)(c)
International	$18,659,329	$(910,864,476)	$230,709,002	$(661,496,145)
Tax-Managed International	49,829,843	(1,697,877,316)	454,939,401	(1,193,108,072)
Emerging Markets	8,805,806	(15,680,918)	256,420,814	249,545,702

(a)	During the fiscal year ended September 30, 2017 International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio utilized capital loss carryforwards of $99,746,296, $325,858,055, and $126,444,947 respectively, to offset current year net realized gains. Additionally, International Portfolio had $41,457,938 of capital loss carryforwards expire during the fiscal year.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (PFICs), and the realization for tax purposes of gains/losses on certain derivative instruments.

(b)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to foreign capital gains tax exposure on Peruvian securities.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of September 30, 2017, the following Portfolios had net capital loss carryforwards which will expire as follows:

Portfolio	Short-Term Amount	Long-Term Amount	Expiration
International	$910,864,476	n/a	2018
Tax-Managed International	1,697,877,316	n/a	2018
Emerging Markets	n/a	$15,680,918	No expiration

NOTE 5.

Risks Involved in Investing in the Portfolios

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

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NOTES TO FINANCIAL STATEMENTS (continued)

Country Concentration Risk—The Portfolios may not always be diversified among countries or regions and the effect on the share price of the Portfolios of specific risks such as political, regulatory and currency may be magnified due to concentration of the Portfolios’ investments in a particular country or region.

Emerging Markets Securities Risk—The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Redemption Risk—The Portfolios may experience heavy redemptions that could cause a Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Market Risk—The Portfolios are subject to market risk, which is the risk that stock prices in general may decline over short or extended periods.

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NOTES TO FINANCIAL STATEMENTS (continued)

Stock prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; and other factors. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. The U.S. Government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets. Other governments have tried to support markets by buying stocks and through other market interventions. Government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invest.

Current political uncertainty surrounding the European Union (“EU”) and its membership may increase market volatility. The United Kingdom has voted to withdraw from the EU, and one or more other countries may withdraw from the EU and/or abandon the Euro, the common currency of the EU. The financial instability of some countries in the EU, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios investments may be negatively affected.

Capitalization Risk—Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

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NOTES TO FINANCIAL STATEMENTS (continued)

Allocation Risk—The allocation of investments among investment disciplines may have a significant effect on the Portfolios’ performance when the investment disciplines in which the Portfolios have greater exposure perform worse than the investment disciplines with less exposure.

Derivatives Risk—The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. Government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Sector Risk—The Portfolios may have more risk because of concentrated investments in a particular market sector, such as the technology or financial services sector. Market or economic factors affecting that sector could have a major effect on the value of the Portfolios’ investments.

Management Risk—The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results. In some cases, derivatives and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

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NOTES TO FINANCIAL STATEMENTS (continued)

Cybersecurity Risk—Cybersecurity incidents may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolios, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE 6.

Capital-Share Transactions

The Fund has authorized 15.5 billion shares of common stock, par value $0.001 per share, of which 3.7 billion shares are allocated to the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio. The allocation is as follows:

	Allocation of Shares (in Millions)
Portfolio	Bernstein Class Shares	Retail Class A Shares		Retail Class B Shares		Retail Class C Shares		Retail Class R Shares		Retail Class Z Shares	Total
International	600	200		200		200		200		300	1,700
Tax-Managed International	600	200		200		200		– 0	–	300	1,500
Emerging Markets	200	– 0	–	– 0	–	– 0	–	– 0	–	300	500

Share transactions for each Portfolio for the six months ended March 31, 2018 and year ended September 30, 2017, were as follows:

	International Portfolio
	Shares		Amount
	Six Months Ended 3/31/18 (unaudited)	Year Ended 9/30/17	Six Months Ended 3/31/18 (unaudited)	Year Ended 9/30/17

International Class Shares
Shares sold	2,882,275	7,483,074	$53,556,296	$118,954,332

Shares issued to shareholders on reinvestment of dividends	689,746	1,336,312	12,511,988	19,911,064

Shares redeemed	(9,035,838)	(22,063,768)	(167,548,995)	(363,680,486)

Net decrease	(5,463,817)	(13,244,382)	$(101,480,711)	$(224,815,090)

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NOTES TO FINANCIAL STATEMENTS (continued)

	International Portfolio
	Shares			Amount
	Six Months Ended 3/31/18 (unaudited)		Year Ended 9/30/17	Six Months Ended 3/31/18 (unaudited)			Year Ended 9/30/17

Class A Shares
Shares sold	151,067		1,062,230		$2,768,943		$17,941,202

Shares issued to shareholders on reinvestment of dividends	15,448		3,967		275,584		58,191

Shares converted from Class B	181		719		3,276		10,961

Shares converted from Class C	5,263		44,838		94,564		730,037

Shares redeemed	(107,660)		(95,430)		(1,959,876)		(1,518,459)

Net increase	64,299		1,016,324		$1,182,491		$17,221,932

Class B Shares
Shares sold	– 0	–	317	$	– 0	–	$4,672

Shares issued to shareholders on reinvestment of dividends	– 0	–	9		– 0	–	133

Shares converted to Class A	(177)		(705)		(3,276)		(10,961)

Shares redeemed	– 0	–	(590)		– 0	–	(9,392)

Net decrease	(177)		(969)		$(3,276)		$(15,548)

Class C Shares
Shares sold	10,846		14,393		$200,768		$234,350

Shares issued to shareholders on reinvestment of dividends	– 0	–	782		– 0	–	11,542

Shares converted to Class A	(5,249)		(44,702)		(94,564)		(730,037)

Shares redeemed	(13,938)		(22,278)		(253,330)		(341,744)

Net decrease	(8,341)		(51,805)		$(147,126)		$(825,889)

Class Z Shares
Shares sold	897,081		8,699,691		$16,192,300		$149,721,680

Shares issued to shareholders on reinvestment of dividends	244,149		215,963		4,358,062		3,168,172

Shares redeemed	(118,479)		(1,798,353)		(2,224,448)		(31,071,324)

Net increase	1,022,751		7,117,301		$18,325,914		$121,818,528

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	Tax-Managed International Portfolio
	Shares			Amount
	Six Months Ended 3/31/18 (unaudited)		Year Ended 9/30/17	Six Months Ended 3/31/18 (unaudited)		Year Ended 9/30/17

Tax-Managed International Class Shares
Shares sold	6,452,942		15,801,467	$120,236,763		$254,717,530

Shares issued to shareholders on reinvestment of dividends	1,949,586		2,930,958	35,365,491		43,876,449

Shares redeemed	(11,335,100)		(43,277,193)	(211,754,901)		(720,956,205)

Net decrease	(2,932,572)		(24,544,768)	$(56,152,647)		$(422,362,226)

Class A Shares
Shares sold	36,271		4,449	$670,643		$69,658

Shares issued to shareholders on reinvestment of dividends	1,154		1,738	20,640		25,631

Shares converted from Class B	22		0 (a)	404		1

Shares converted from Class C	– 0	–	11,040	– 0	–	180,190

Shares redeemed	(2,782)		(9,567)	(51,545)		(154,008)

Net increase	34,665		7,660	$640,142		$121,472

Class B Shares
Shares issued to shareholders on reinvestment of dividends	1		3	17		45

Shares converted to Class A	(22)		0 (a)	(404)		(1)

Shares redeemed	0	(a)	(1)	(1)		(20)

Net increase (decrease)	(21)		2	$(388)		$24

Class C Shares
Shares sold	547		382	$10,000		$5,572

Shares issued to shareholders on reinvestment of dividends	– 0	–	128	– 0	–	1,895

Shares converted to Class A	– 0	–	(11,007)	– 0	–	(180,190)

Shares redeemed	(999)		(1,650)	(17,829)		(26,578)

Net decrease	(452)		(12,147)	$(7,829)		$(199,301)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Tax-Managed International Portfolio
	Shares		Amount
	Six Months Ended 3/31/18 (unaudited)	Year Ended 9/30/17	Six Months Ended 3/31/18 (unaudited)	Year Ended 9/30/17

Class Z Shares
Shares sold	2,242,046	4,508,015	$40,492,998	$77,808,338

Shares issued to shareholders on reinvestment of dividends	367,702	457,642	6,570,826	6,750,215

Shares redeemed	(22,374)	(3,825,356)	(404,058)	(66,061,470)

Net increase	2,587,374	1,140,301	$46,659,766	$18,497,083

(a)	Share amount is less than one full share.

	Emerging Markets Portfolio
	Shares		Amount
	Six Months Ended 3/31/18 (unaudited)	Year Ended 9/30/17	Six Months Ended 3/31/18 (unaudited)	Year Ended 9/30/17

Emerging Markets Class Shares
Shares sold	2,387,645	6,567,500	$79,231,766	$177,786,348

Shares issued to shareholders on reinvestment of dividends and distributions	273,652	195,234	8,650,126	4,908,179

Shares redeemed	(3,652,912)	(11,275,164)	(121,703,630)	(311,572,502)

Net decrease	(991,615)	(4,512,430)	$(33,821,738)	$(128,877,975)

Class Z Shares
Shares sold	296,797	1,850,969	$9,723,914	$56,880,253

Shares issued to shareholders on reinvestment of dividends and distributions	60,628	41,306	1,915,849	1,038,442

Shares redeemed	(51,878)	(885,752)	(1,812,282)	(27,260,670)

Net increase	305,547	1,006,523	$9,827,481	$30,658,025

NOTE 7.

Subsequent Events

Effective April 26, 2018, the International Portfolio, the Tax-Managed International Portfolio and the Emerging Markets Portfolio intend to invest uninvested cash balances in an affiliated money market fund, the AB Government Money Market Portfolio of AB Fixed-Income Shares, Inc. (the “Money Market Portfolio”), as permitted by Rule 12d1-1 under the 1940 Act.

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NOTES TO FINANCIAL STATEMENTS (continued)

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Portfolios’ financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

International Portfolio
Class A
Six Months Ended March 31, 2018 (unaudited)	Year Ended September 30,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 17.84	$ 15.49	$ 14.47	$ 15.63	$ 15.65	$ 13.07

Income From Investment Operations
Net investment income(a)(b)	.05	.18	.25	^	.19	.35	.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.55	2.44	.99	(1.03)	(.16)	2.70
Contributions from affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Total from investment operations	.60	2.62	1.24	(.84)	.19	2.78

Less: Dividends
Dividends from net investment income	(.22)	(.27)	(.22)	(.32)	(.21)	(.20)

Net asset value, end of period	$ 18.22	$ 17.84	$ 15.49	$ 14.47	$ 15.63	$ 15.65

Total Return
Total investment return based on net asset value(d)	3.40%	17.27%	8.62	%^	(5.47)%	1.23%	21.55%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$24,254	$22,599	$3,883	$4,172	$4,312	$4,688
Average net assets (000 omitted)	$23,547	$7,637	$4,086	$4,436	$4,694	$5,196
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.09	%*	1.15%	1.14%	1.16	%+	1.19%	2.10%
Expenses, before waiver/reimbursements	1.20	%*	1.38%	1.74%	2.12	%+	1.69%	2.15%
Net investment income(b)	.53	%*	1.07%	1.70	%^	1.22	%+	2.14%	.59%
Portfolio turnover rate	20%	82%	77%	80%	67%	72%

See footnote summary on page 110.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

International Portfolio
Class B
Six Months Ended March 31, 2018 (unaudited)	Year Ended September 30,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 18.13	$ 15.68	$ 14.54	$ 15.64	$ 15.56	$ 12.97

Income From Investment Operations
Net investment income (loss)(a)(b)	(.04)	.06	.10	^	.04	.22	(.03)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.59	2.50	1.04	(1.00)	(.14)	2.67
Contributions from affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Total from investment operations	.55	2.56	1.14	(.96)	.08	2.64

Less: Dividends
Dividends from net investment income	– 0	–	(.11)	– 0	–	(.14)	.00	(c)	(.05)

Net asset value, end of period	$ 18.68	$ 18.13	$ 15.68	$ 14.54	$ 15.64	$ 15.56

Total Return
Total investment return based on net asset value(d)	3.03%	16.44%	7.86	%^	(6.17)%	.52%	20.43%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$4	$7	$21	$55	$166	$286
Average net assets (000 omitted)	$6	$14	$33	$104	$223	$436
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.82	%*	1.88%	1.89%	1.89	%+	1.89%	2.90%
Expenses, before waivers/reimbursements	2.21	%*	2.26%	2.65%	2.82	%+	2.49%	2.97%
Net investment income (loss)(b)	(.46	)%*	.39%	.64	%^	.23	%+	1.38%	(.24)%
Portfolio turnover rate	20%	82%	77%	80%	67%	72%

See footnote summary on page 110.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

International Portfolio
Class C
Six Months Ended March 31, 2018 (unaudited)	Year Ended September 30,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 17.84	$ 15.47	$ 14.44	$ 15.58	$ 15.61	$ 13.01

Income From Investment Operations
Net investment income (loss)(a)(b)	(.02)	.07	.14	^	.07	.23	(.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.56	2.44	.99	(1.02)	(.15)	2.69
Contributions from affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Total from investment operations	.54	2.51	1.13	(.95)	.08	2.68

Less: Dividends
Dividends from net investment income	– 0	–	(.14)	(.10)	(.19)	(.11)	(.08)

Net asset value, end of period	$ 18.38	$ 17.84	$ 15.47	$ 14.44	$ 15.58	$ 15.61

Total Return
Total investment return based on net asset value(d)	3.03%	16.38%	7.81	%^	(6.13)%	.49%	20.73%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$829	$953	$1,628	$1,838	$2,298	$2,650
Average net assets (000 omitted)	$793	$1,241	$1,781	$2,130	$2,594	$2,721
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.84	%*	1.90%	1.89%	1.90	%+	1.89%	2.82%
Expenses, before waivers/reimbursements	1.96	%*	2.13%	2.51%	2.85	%+	2.41%	2.88%
Net investment income (loss)(b)	(.22	)%*	.44%	.95	%^	.45	%+	1.43%	(.10)%
Portfolio turnover rate	20%	82%	77%	80%	67%	72%

See footnote summary on page 110.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	International Portfolio
	Class Z
	Six Months Ended March 31, 2018 (unaudited)		Year ended September 30 2017	January 15, 2016(e) to September 30, 2016

Net asset value, beginning of period	$ 17.86		$ 15.52	$ 13.76

Income From Investment Operations
Net investment income(a)(b)	.07		.25	.30	^
Net realized and unrealized gain on investment and foreign currency transactions	.56		2.40	1.46

Total from investment operations	.63		2.65	1.76

Less dividends:
Dividends from net investment income	(.25)		(.31)	– 0	–

Net asset value, end of period	$ 18.24		$ 17.86	$ 15.52

Total Return
Total investment return based on net asset value(d)	3.55%		17.48%	12.79	%^
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$337,409		$312,172	$160,704
Average net assets (000 omitted)	$325,719		$192,728	$132,402
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.86	%*	.92%	.92	%*
Expenses, before waivers/reimbursements	.89	%*	.98%	1.01	%*
Net investment income(b)	.77	%*	1.53%	2.92	%^*
Portfolio turnover rate	20%		82%	77%

See footnote summary on page 110.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Tax-Managed International Portfolio
Class A
Six Months Ended March 31, 2018 (unaudited)	Year Ended September 30,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 17.88	$ 15.57	$ 14.54	$ 15.71	$ 15.78	$ 13.07

Income From Investment Operations
Net investment income(a)(b)	.06	.23	.26	^	.20	.36	.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.55	2.36	1.00	(1.03)	(.17)	2.73
Contributions from affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Total from investment operations	.61	2.59	1.26	(.83)	.19	2.86

Less: Dividends
Dividends from net investment income	(.23)	(.28)	(.23)	(.34)	(.26)	(.15)

Net asset value, end of period	$ 18.26	$ 17.88	$ 15.57	$ 14.54	$ 15.71	$ 15.78

Total Return
Total investment return based on net asset value(d)	3.45%	16.98%	8.69	%^	(5.37)%	1.18%	22.10	%**
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$2,554	$1,882	$1,519	$1,410	$1,517	$1,549
Average net assets (000 omitted)	$2,100	$1,630	$1,481	$1,518	$1,625	$1,465
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.04	%*	1.10%	1.10%	1.12	%+	1.15%	1.88%
Expenses, before waiver/reimbursements	1.26	%*	1.28%	1.46%	1.61	%+	1.55%	1.93%
Net investment income(b)	.69	%*	1.42%	1.76	%^	1.26	%+	2.19%	.88%
Portfolio turnover rate	21%	78%	69%	76%	64%	72%

See footnote summary on page 110.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Tax-Managed International Portfolio
Class B
Six Months Ended March 31, 2018 (unaudited)	Year Ended September 30,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 18.04	$ 15.69	$ 14.54	$ 15.73	$ 15.65	$ 12.92

Income From Investment Operations
Net investment income (loss)(a)(b)	(.02)	.11	.14	^	.09	.24	(.05)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.57	2.40	1.01	(1.04)	(.16)	2.78
Contributions from affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Total from investment operations	.55	2.51	1.15	(.95)	.08	2.73

Less: Dividends
Dividends from net investment income	(.06)	(.16)	– 0	–	(.24)	– 0	–	– 0	–

Net asset value, end of period	$ 18.53	$ 18.04	$ 15.69	$ 14.54	$ 15.73	$ 15.65

Total Return
Total investment return based on net asset value(d)	3.04%	16.18%	7.91	%^	(6.09)%	.51%	21.13	%**
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$5	$5	$4	$16	$14	$19
Average net assets (000 omitted)	$5	$5	$5	$17	$17	$41
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.78	%*	1.83%	1.83%	1.85	%+	1.84%	2.79%
Expenses, before waivers/reimbursements	2.19	%*	2.33%	2.53%	2.30	%+	2.39%	2.84%
Net investment income (loss)(b)	(.26	)%*	.67%	.94	%^	.56	%+	1.50%	(.41)%
Portfolio turnover rate	21%	78%	69%	76%	64%	72%

See footnote summary on page 110.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Tax-Managed International Portfolio
Class C
Six Months Ended March 31, 2018 (unaudited)	Year Ended September 30,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 17.88	$ 15.55	$ 14.52	$ 15.66	$ 15.72	$ 12.97

Income From Investment Operations
Net investment income (loss)(a)(b)	(.02)	.08	.13	^	.09	.25	.00	(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.57	2.39	1.02	(1.04)	(.18)	2.75
Contributions from affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Total from investment operations	.55	2.47	1.15	(.95)	.07	2.75

Less: Dividends
Dividends from net investment income	– 0	–	(.14)	(.12)	(.19)	(.13)	– 0	–

Net asset value, end of period	$ 18.43	$ 17.88	$ 15.55	$ 14.52	$ 15.66	$ 15.72

Total Return
Total investment return based on net asset value(d)	3.02%	16.09%	7.95	%^	(6.10)%	.47%	21.20	%**
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$186	$188	$353	$424	$420	$459
Average net assets (000 omitted)	$176	$280	$385	$426	$487	$453
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.79	%*	1.85%	1.85%	1.86	%+	1.85%	2.63%
Expenses, before waivers/reimbursements	2.01	%*	2.02%	2.24%	2.34	%+	2.25%	2.68%
Net investment income (loss)(b)	(.20	)%*	.49%	.90	%^	.57	%+	1.52%	(.01)%
Portfolio turnover rate	21%	78%	69%	76%	64%	72%

See footnote summary on page 110.

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FINANCIAL HIGHLIGHTS (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	Tax-Managed International Portfolio
	Class Z
	Six Months ended March 31, 2018 (unaudited)		Year Ended September 30, 2017	January 15, 2016(e) to September 30, 2016

Net asset value, beginning of period	$ 17.91		$ 15.60	$ 13.84

Income From Investment Operations
Net investment income(a)(b)	.08	‡	.26	.31	^
Net realized and unrealized gain on investment and foreign currency transactions	.55		2.36	1.45

Total from investment operations	.63		2.62	1.76

Less: Dividends
Dividends from net investment income	(.29)		(.31)	– 0	–

Net asset value, end of period	$ 18.25		$ 17.91	$ 15.60

Total Return
Total investment return based on net asset value(d)	3.54%		17.23%	12.72	%^
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$464,027		$409,005	$338,402
Average net assets (000 omitted)	$432,754		$356,111	$278,926
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.81	%*	.87%	.87	%*
Expenses, before waivers/reimbursements	.84	%*	.92%	.95	%*
Net investment income(b)	.84	%*	1.63%	2.94	%^*
Portfolio turnover rate	21%		78%	69%

See footnote summary on page 110.

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FINANCIAL HIGHLIGHTS (continued)

	Emerging Markets Portfolio
	Class Z
	Six Months ended March 31, 2018 (unaudited)		Year Ended September 30, 2017		January 15, 2016(e) to September 30, 2016

Net asset value, beginning of period	$ 31.32		$ 26.27		$ 19.92

Income From Investment Operations
Net investment income(a)(b)	.03		.26		.27	^
Net realized and unrealized gain on investment and foreign currency transactions	2.63		5.01		6.08
Contributions from affiliates	– 0	–(c)	.00	(c)	.00	(c)

Total from investment operations	2.66		5.27		6.35

Less: Dividends and Distributions
Dividends from net investment income	(.27)		(.22)		– 0	–
Distributions from net realized gain on investment transactions	(.07)		– 0	–	– 0	–

Total dividends and distributions	(.34)		– 0	–	– 0	–

Net asset value, end of period	$ 33.64		$ 31.32		$ 26.27

Total Return
Total investment return based on net asset value(d)	8.42%		20.28	%^^	31.88	%^
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$201,312		$177,853		$122,726
Average net assets (000 omitted)	$191,208		$137,242		$95,977
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.10	%*	1.21%		1.22	%*
Expenses, before waivers/reimbursements	1.11	%*	1.24%		1.25	%*
Net investment income(b)	.16	%*	.94%		1.62	%*^
Portfolio turnover rate	26%		63%		71%
See footnote summary on page 110.

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FINANCIAL HIGHLIGHTS (continued)

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Commencement of distributions

^	For the year ended September 30, 2016 the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Portfolio	Net Investment Income Per Share	Net Investment Income Ratio	Total Return
International	$.003	.02%	.02%
Tax-Managed International	$.002	.01%	.01%
Emerging Markets	$.007	.03%	.03%

*	Annualized

**	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended September 30, 2013 by .02%, respectively.

+	The ratio includes expenses attributable to costs of proxy solicitation.

^^	The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

See notes to financial statements.

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BOARD OF DIRECTORS

Bart Friedman,(1)(2) Chairman

Kathleen Fisher, President

R. Jay Gerken(1)

William Kristol(1)

Debra Perry(1)

Donald K. Peterson(1)

OFFICERS

Henry D’Auria, Vice President(3)

Sharon E. Fay, Vice President(3)

Kent W. Hargis, Vice President(3)

Avi Lavi, Vice President(3)

Mark Phelps, Vice President(3)

Daniel C. Roarty, Vice President(3)

Laurent Saltiel, Vice President(3)

Nelson Yu, Vice President(3) Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Emilie D. Wrapp, Secretary Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Distributor†

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent†

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

1	Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

2	Member of the Fair Value Pricing Committee.

3	The day-to-day management of, and investment decisions for, the International Portfolio and the Tax-Managed International Portfolio are made by the International Team. Ms. Fay and Messrs. Hargis, Lavi, Phelps, Roarty and Yu are the investment professionals with the most significant responsibility for the day-to-day management of the Funds’ portfolios. The day-to-day management of, and investment decisions for, the Emerging Markets Portfolio are made by the Emerging Markets Team. Messrs. D’Auria, Saltiel and Yu are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s Portfolio.

†	For the AB International and AB Tax-Managed International Portfolios, Classes A, B, C and Z shares only. For the AB Emerging Markets Portfolio, Class Z shares only.

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BOARD’S CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

Short Duration Diversified Municipal Portfolio

New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

The Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreement between the Sanford C. Bernstein Fund, Inc. (the “Fund”), on behalf of the Tax-Managed International, International, Emerging Markets, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, Short Duration Plus, Intermediate Duration, Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) and AllianceBernstein L.P. (the “Adviser”) (the “Investment Management Agreement”) at a meeting held on October 25-26, 2017. In connection with the process relating to the annual review of the Investment Management Agreement between the Fund and the Adviser, the Adviser received a letter dated August 18, 2017, from counsel to the Independent Directors. The letter contained a list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, met in person in July 2017 and received and reviewed certain information relating to the profitability of the Adviser in 2016 and prior years in relation to its services to the Fund, and received and evaluated extensive additional materials relating to the renewal of the Investment Management Agreement from the Adviser during in-person meetings in September and October 2017. In addition, the Independent Directors received materials prepared by the Senior Officer1 as described below. At the July 27, 2017 meeting, the Independent Directors met separately with independent counsel and the Senior Officer, and met with Seth Bernstein, the Chief Executive Officer of the Adviser, to discuss (among other things) the importance of the Private Client business to the

1	Philip Kirstein, the Fund’s Senior Officer, retired effective 12/31/2017.

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BOARD’S CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

Adviser and the role played by the Portfolios, as well as the capabilities the Adviser could provide to clients. On September 28, 2017, the Board of Directors held an in-person meeting to discuss its review of the Investment Management Agreement and the materials the Directors had been provided. Also on September 28, 2017, the Independent Directors met separately with independent counsel and the Senior Officer in executive session. Following the September 28, 2017 meeting, the Independent Directors, through counsel, requested certain additional information which was provided by the Adviser on October 5, 2017. The Independent Directors held a telephonic meeting on October 17, 2017 to discuss the contract renewal materials and supplemental materials. On October 25-26, 2017, the Board of Directors held an in-person meeting to continue their review of the Investment Management Agreement. During this meeting, the Independent Directors met with counsel to the Independent Directors as well as the Fund’s Senior Officer to review the contract renewal materials provided by the Adviser as well as the Senior Officer’s report and conclusions. At the conclusion of this meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

In approving the continuation of the Investment Management Agreement, the Board of Directors, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Agreement and considered whether continuation of the Investment Management Agreement would be in the best interests of each Portfolio.

The Board of Directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer of the reasonableness of the advisory fees in the Investment Management Agreement, wherein the Senior Officer concluded that the contractual fees contained in the Adviser’s proposal were reasonable with respect to all Portfolios and within the range of what would have been negotiated at arms-length in light of the surrounding circumstances.

The matters discussed below were considered separately by the Independent Directors in executive sessions, during which experienced counsel that is independent of the Adviser provided guidance to the Independent Directors. No single factor was considered in isolation or to be determinative to the decision of the Board to approve the continuation of the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered, and in light of the proposal to establish breakpoints for the Overlay A and the Tax-Aware Overlay A Portfolios’ fee schedules, and to reduce fees for the Short Duration Diversified Municipal, Short Duration Plus, Intermediate Duration, Tax-Managed International, International, and Emerging Markets Portfolios,

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BOARD’S CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

effective January 1, 2018, that it was in the best interests of each Portfolio to approve the continuation of the Investment Management Agreement including the fees to be charged for services thereunder, as summarized below.

Fees and Expenses

The Board of Directors, including the Independent Directors, compared the fees and expense ratios of each Portfolio as proposed by the Adviser (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The Senior Officer also performed analyses of the advisory fees, and compared such analyses to the Portfolios’ peer groups.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser, including information about recent advisory fee changes with respect to other investment companies and non-investment company clients advised by the Adviser.

On the basis of its review and consideration of the fees as described above and the Board’s consideration of the other factors described below, the Board concluded that the contractual advisory fees as proposed are reasonable.

Nature, Extent and Quality of Services

The Board of Directors, including the Independent Directors, considered the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its compliance, administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day

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BOARD’S CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout changing market environments. The Board reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios and noted that such staff appeared sufficient to provide a high level of service to the Portfolios. The Board also considered how the organizational capabilities and financial condition of the Adviser may affect the nature and quality of its services. The Board further reviewed information about AXA Financial’s proposed initial public offering (“IPO”) of a minority stake in its US operations, including AXA Group’s interest in the Adviser, and the statements of the Adviser that it will continue to operate as an independent, publicly-traded US asset manager and that the IPO is not anticipated to change the Adviser’s current management structure or strategy.

In considering the nature and quality of the services provided by the Adviser, the Board of Directors, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. (The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios.) The Board was provided with performance data versus each Portfolio’s peer group, for the l-year, 3-year, 5-year and 10-year periods, as applicable, ended June 30, 2017 (“relevant periods”) and versus each Portfolio’s benchmark index, for the year to date, l-year, 3-years, 5-years, 10-years and since inception periods, as applicable, ended June 30, 2017. Both the funds included in each Portfolio’s peer group and the comparative performance data were provided to the Directors by Broadridge. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year.

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlay Portfolios can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in seeking to provide the desired risk/return trade-off for their investors. The Directors also noted the Adviser’s continued efforts to enhance the Overlay Portfolios.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

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BOARD’S CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

Profitability

The Board of Directors, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the Portfolios. The materials provided to the Independent Directors included information indicating the profitability of the Portfolios to the Adviser for calendar years 2015 and 2016, which had been reviewed by an independent consultant retained by the Senior Officer. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolios, and that they had focused on profitability before taxes and distribution expenses. The Directors also received a presentation at the July 27, 2017 Board meeting from the independent consultant who reviewed the Adviser’s method of calculating profitability. The Directors recognized that it is difficult to make comparisons of profitability among fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors including different cost accounting methodologies.

After reviewing all relevant factors, the Board of Directors, including the Independent Directors, concluded that the level of the Adviser’s profits in respect of its management of the Portfolios was not excessive.

Economies of Scale

The Board of Directors, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.

At the October 26, 2017 Board meeting, the Directors received the Senior Officer Report which included a discussion of possible economies of scale. The Directors discussed with the Senior Officer possible ways in which any such economies of scale may be shared with the Portfolios, including by investment in enhanced services.

After reviewing the profitability and economies of scale information provided by the Adviser, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things, breakpoint arrangements as currently in effect as well as the new breakpoints proposed for the Overlay A and Tax-Aware Overlay A Portfolios; proposed fee reductions for the Short

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BOARD’S CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

Duration Diversified Municipal, Short Duration Plus, Intermediate Duration, Tax-Managed International, International, and Emerging Markets Portfolios, effective January 1, 2018; the fact that that the New York Municipal Portfolio, California Municipal Portfolio and Diversified Municipal Portfolio had recently implemented advisory fee reductions in 2017; the fact that in the case of the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios the fee levels initially established had assumed achievement of significant scale and that these Portfolios are considerably smaller in asset size than the Overlay A and Tax-Aware Overlay A Portfolios; expense caps and waivers on select Portfolios; and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements, although the Adviser decreased its operating expenses and staff in recent years. The Directors also noted that, because of the investment by the Overlay A and Tax-Aware Overlay A Portfolios in affiliated portfolios, there are significant waivers of management fees for the Overlay A and Tax-Aware Overlay A Portfolios to reflect their investment in such affiliated portfolios.

Fall-Out Benefits and Other Revenue

The Board of Directors, including the Independent Directors, also took into account so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby the Adviser receives the benefit of research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, and transfer agency fees paid by the retail share classes of certain Portfolios to a wholly-owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, with the addition of breakpoints to the Overlay A and the Tax-Aware Overlay A Portfolios’ fee schedules, and with the reduction of certain other Portfolios’ contractual fee schedules, as set forth below:

Advisory Fee Schedule
Short Duration Diversified Municipal Portfolio	0.30% of the first $750 million; 0.25% of assets in excess of $750 million

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BOARD’S CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

Advisory Fee Schedule
Short Duration Plus Portfolio	0.35% of the first $750 million; 0.30% of assets in excess of $750 million

New York Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion

California Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion

Diversified Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion up to, but not exceeding $7 billion; 0.225% of assets in excess of $7 billion

Intermediate Duration Portfolio	0.45% of the first $2.5 billion; 0.40% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $8 billion; 0.30% of assets in excess of $8 billion

Tax-Managed International Portfolio	0.75% of the first $2.5 billion; 0.65% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.60% in excess of $5 billion

International Portfolio	0.75% of the first $2.5 billion; 0.65% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.60% in excess of $5 billion

Emerging Markets Portfolio	0.95% of the first $2.5 billion; 0.90% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% in excess of $5 billion

Overlay A Portfolio	0.90% of the first $5 billion; 0.875% in excess of $5 billion

Tax-Aware Overlay A Portfolio	0.90% of the first $5 billion; 0.875% in excess of $5 billion

Overlay B Portfolio	0.65%

Tax-Aware Overlay B Portfolio	0.65%

Tax-Aware Overlay C Portfolio	0.65%

Tax-Aware Overlay N Portfolio	0.65%

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund1

INTERNATIONAL/ GLOBAL EQUITY (continued)

INTERNATIONAL/ GLOBAL VALUE

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio1

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio1, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Money Market Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to November 10, 2017, Government Money Market Portfolio was named Government Exchange Reserves; prior to January 8, 2018, Sustainable International Thematic Fund was named International Growth Fund; prior to February 23, 2018, FlexFee High Yield Portfolio was named High Yield Portfolio.

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NOTES

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NOTES

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NOTES

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NOTES

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NOTES

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AB BLENDED STYLE FUNDS

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

IPTIP-0152-0318

MAR    03.31.18

SEMI-ANNUAL REPORT

AB SHORT DURATION PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE ADVISER

Dear Shareholder,

We are pleased to provide this report for AB Short Duration Portfolio (the “Portfolio”). Please review the discussion of Portfolio performance, the market conditions during the reporting period and the Portfolio’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

Senior Vice President of the Adviser

abfunds.com	AB SHORT DURATION PORTFOLIO | 1

SEMI-ANNUAL REPORT

May 22, 2018

This report provides management’s discussion of fund performance for AB Short Duration Portfolio for the semi-annual reporting period ended March 31, 2018.

The investment objective of the Portfolio is to provide safety of principal and a moderate rate of income that is subject to taxes.

NAV RETURNS AS OF MARCH 31, 2018 (unaudited)

	6 Months	12 Months
AB SHORT DURATION PORTFOLIO[1]
Class A Shares	-0.57%	-0.33%
Class B Shares[2]	-0.74%	-0.65%
Class C Shares	-0.67%	-0.44%
ICE BofA ML 1-3 Year US Treasury Index	-0.38%	0.03%

1	Includes the impact of proceeds received and credited to the Portfolio resulting from class-action settlements, which enhanced the performance of the Portfolio for the six- and 12-month periods ended March 31, 2018, by 0.00% and 0.11%, respectively.

2	Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note 1 for additional information.

INVESTMENT RESULTS

The table above shows performance for the Portfolio compared to its benchmark, the Intercontinental Exchange Bank of America Merrill Lynch (“ICE BofA ML”) 1-3 Year US Treasury Index, for the six- and 12-month periods ended March 31, 2018.

During the six-month period, all share classes of the Portfolio underperformed the benchmark, before sales charges. Exposure to the investment-grade corporates sector detracted from relative performance, while an allocation to commercial mortgage-backed securities contributed. The Portfolio’s yield-curve positioning was also positive, helped by an underweight along the short end of the curve. Security selection within investment-grade corporates was a modest positive.

During the 12-month period, all share classes of the Portfolio underperformed the benchmark, before sales charges. Within the Portfolio’s yield-curve positioning, being long overall duration detracted from relative performance. Sector and security selection contributed in the period.

During both periods, the Portfolio utilized derivatives in the form of currency forwards to hedge currency exposure. Credit default swaps, both single name and index, were used to hedge credit risk as well as to take active credit risk. Treasury futures were used to manage duration and yield-curve positioning.

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MARKET REVIEW AND INVESTMENT STRATEGY

Fixed-income markets generally performed well over the six-month period. Emerging-market debt had mixed returns over the period, with some segments of the market helped by increasing oil prices and an improving global growth story, while the rise in global rates weighed on others. Investment-grade credit fell in the period, lagging the positive returns of emerging-market local-currency government bonds and developed-market treasuries, while global high yield had neutral performance. Within high yield, sector performance varied. Transportation and electric utilities had the strongest absolute returns, while communications fell furthest. US Treasury yields rose across the board, though treasury yields in other developed markets moved in different directions.

After some initial uncertainty regarding the US government’s ability to implement meaningful changes, markets reacted with enthusiasm when the Tax Cuts and Jobs Act was passed in December. In Europe, despite some formal progress on Brexit, investor anxiety increased around a bifurcated outlook for the negotiation process. The US Federal Reserve (the “Fed”) raised interest rates, and began to formally reduce its balance sheet, as universally anticipated by markets. The European Central Bank confirmed that its newly reduced pace of asset purchases would continue through September 2018 and further, if necessary.

At the end of the reporting period, a severe spike in volatility shook a broad swath of capital markets. US yields rose dramatically, with the 10-year Treasury yield reaching a four-year peak. In the US, higher-than-expected wage gains and inflation numbers fueled concerns regarding the risk of the Fed tightening monetary policy faster than anticipated and pushed bond yields higher. Additionally, President Trump’s early-March announcement of import tariffs on Chinese steel and aluminum weighed on capital markets around the world, as investors feared the possible onset of a global trade war. Nervous sentiment from the US reverberated across markets around the globe. Elsewhere, the Bank of England said that it too could increase rates faster than previously expected, depending on the strength of the economy.

INVESTMENT POLICIES

The Portfolio invests at least 80% of its total assets in securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated commercial paper and notes. Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, US government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, bank loan debt and preferred stock, as well as others. The Portfolio may also

(continued on next page)

abfunds.com	AB SHORT DURATION PORTFOLIO | 3

invest up to 20% of its total assets in fixed-income foreign securities in developed- or emerging-market countries. The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”).

In managing the Portfolio, the Adviser may use interest rate forecasting to estimate the best level of interest rate risk at a given time. The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Within the range described above, the Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that interest rates will fall.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The ICE BofA ML® 1-3 Year US Treasury Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The ICE BofA ML 1-3 Year US Treasury Index represents the performance of US dollar-denominated sovereign debt publicly issued by the US government in its domestic market with a remaining term to final maturity of one to three years. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds and notes. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolio will experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from a Portfolio that invests largely in fixed-income securities.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell and less liquid.

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will

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DISCLOSURES AND RISKS (continued)

decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years would be expected to decrease in value by approximately 3% if interest rates increase by 1%. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

Foreign (Non-US) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in US securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

Emerging-Markets Securities Risk: The risks of investing in foreign (non-US) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss,

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DISCLOSURES AND RISKS (continued)

regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The US government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Mortgage-Related Securities Risk: Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk: The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

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DISCLOSURES AND RISKS (continued)

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but these techniques, analyses and decisions may not work as intended or may not produce the desired results. In some cases, derivatives and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. In addition, the Adviser may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolio.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. Illiquid securities and relatively less liquid securities may also be difficult to value.

Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Foreign Currency Risk: This is the risk that changes in foreign (non-US) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the US dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the US dollar).

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolio.

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DISCLOSURES AND RISKS (continued)

Market Risk: The Portfolio is subject to market risk, which is the risk that bond prices in general may decline over short or extended periods. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. The US government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets. Other governments have tried to support markets by buying stocks and through other market interventions. Government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Further Federal Reserve or other US or non-US governmental or central bank actions, including interest rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolio invests.

Current political uncertainty surrounding the European Union (the “EU”) and its membership may increase market volatility. The United Kingdom has voted to withdraw from the EU, and one or more other countries may withdraw from the EU and/or abandon the Euro, the common currency of the EU. The financial instability of some countries in the EU, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

abfunds.com	AB SHORT DURATION PORTFOLIO | 9

DISCLOSURES AND RISKS (continued)

Riskier than a Money-Market Fund: Although the Portfolio maintains a short overall duration, it invests in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio’s securities may be lower and the effective duration of the Portfolio will be longer.

These risks are fully discussed in the Portfolio’s prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Portfolio have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3) and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2018 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]
CLASS A SHARES			1.14%
1 Year	-0.33%	-4.57%
5 Years	0.06%	-0.81%
10 Years	0.81%	0.37%
CLASS B SHARES			0.26%
1 Year	-0.65%	-3.63%
5 Years	-0.18%	-0.18%
10 Years[2]	0.48%	0.48%
CLASS C SHARES			0.45%
1 Year	-0.44%	-1.43%
5 Years	-0.14%	-0.14%
10 Years	0.42%	0.42%

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2018 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-4.57%
5 Years	-0.81%
10 Years	0.37%
CLASS B SHARES
1 Year	-3.63%
5 Years	-0.18%
10 Years[2]	0.48%
CLASS C SHARES
1 Year	-1.43%
5 Years	-0.14%
10 Years	0.42%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.03%, 1.86% and 1.76% for Class A, Class B and Class C shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2018.

2	Assumes conversion of Class B shares into Class A shares after six years.

abfunds.com	AB SHORT DURATION PORTFOLIO | 11

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value October 1, 2017	Ending Account Value March 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$994.30	$5.22	1.05%
Hypothetical**	$1,000	$1,019.70	$5.29	1.05%
Class B
Actual	$1,000	$992.60	$7.00	1.41%
Hypothetical**	$1,000	$1,017.90	$7.09	1.41%
Class C
Actual	$1,000	$993.30	$6.21	1.25%
Hypothetical**	$1,000	$1,018.70	$6.29	1.25%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

March 31, 2018 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $223.2

1	All data are as of March 31, 2018. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Schedule of Investments” section of the report for additional details).

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PORTFOLIO OF INVESTMENTS

March 31, 2018 (unaudited)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 31.7%
United States – 31.7%
U.S. Treasury Notes 0.875%, 9/15/19	U.S.$	3,150	$3,088,182
1.125%, 9/30/21		6,176	5,899,045
1.375%, 7/31/19-2/15/20		32,161	31,767,196
1.375%, 1/31/21(a)		12,439	12,093,040
1.50%, 8/15/20		4,333	4,250,402
1.625%, 12/31/19		13,866	13,716,013

Total Governments-Treasuries (cost $71,381,931)			70,813,878

CORPORATES – INVESTMENT GRADE – 21.5%
Financial Institutions – 13.4%
Banking – 13.0%
ABN AMRO Bank NV 2.50%, 10/30/18(b)		1,249	1,247,551
American Express Credit Corp. 2.125%, 3/18/19		684	680,293
Banco Santander SA 3.50%, 4/11/22		200	199,146
Bank of Montreal 1.35%, 8/28/18		1,109	1,104,242
Banque Federative du Credit Mutuel SA 2.75%, 10/15/20(b)		235	232,044
BB&T Corp. 2.25%, 2/01/19		834	830,747
BNP Paribas SA 2.375%, 5/21/20		925	913,142
Capital One NA/Mclean VA 1.85%, 9/13/19		1,000	983,190
Citigroup, Inc. 2.05%, 6/07/19		717	710,468
3.142%, 1/24/23		650	642,369
Cooperatieve Rabobank UA/NY 2.25%, 1/14/20		250	246,818
Danske Bank A/S 1.65%, 9/06/19(b)		1,000	983,540
Deutsche Bank AG Series G 2.85%, 5/10/19		717	714,512
Goldman Sachs Group, Inc. (The) 2.905% (LIBOR 3 Month + 1.16%), 4/23/20(c)		730	740,081
Huntington National Bank (The) 2.20%, 11/06/18		940	936,484
2.375%, 3/10/20		650	641,128

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

ING Bank NV 2.50%, 10/01/19(b)	U.S.$	1,000	$993,526
ING Groep NV 3.15%, 3/29/22		589	581,278
JPMorgan Chase & Co. 2.295%, 8/15/21		474	460,297
KeyBank NA/Cleveland OH 1.70%, 6/01/18		1,270	1,268,197
Manufacturers & Traders Trust Co. 2.30%, 1/30/19		950	946,371
Morgan Stanley 5.625%, 9/23/19		740	767,920
Nordea Bank AB 2.375%, 4/04/19(b)		975	971,548
PNC Bank NA 1.80%, 11/05/18		940	935,714
1.995% (LIBOR 3 Month + 0.25%), 1/22/21(c)		875	873,355
Royal Bank of Canada Series G 1.80%, 7/30/18		825	823,152
Santander UK Group Holdings PLC 2.875%, 8/05/21		800	784,624
Sumitomo Mitsui Banking Corp. 1.966%, 1/11/19		1,039	1,032,652
Svenska Handelsbanken AB 1.50%, 9/06/19		995	975,140
US Bank NA/Cincinnati OH 1.40%, 4/26/19		870	858,707
2.24% (LIBOR 3 Month + 0.48%), 10/28/19(c)		714	716,799
Wells Fargo & Co. 2.125%, 4/22/19		1,190	1,181,967
3.069%, 1/24/23		554	544,831
Westpac Banking Corp. 1.60%, 8/19/19		292	287,243
1.65%, 5/13/19		1,150	1,135,820
2.65%, 1/25/21		1,002	990,307

			28,935,203

Insurance – 0.4%
Pricoa Global Funding I 1.45%, 9/13/19(b)		834	816,786
Principal Life Global Funding II 1.50%, 4/18/19(b)		197	194,656

			1,011,442

			29,946,645

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Industrial – 7.3%
Basic – 0.3%
Dow Chemical Co. (The) 8.55%, 5/15/19	U.S.$	584	$619,747

Capital Goods – 0.4%
Caterpillar Financial Services Corp. 1.931%, 10/01/21		272	262,213
2.10%, 1/10/20		729	720,675

			982,888

Communications - Media – 0.4%
NBCUniversal Media LLC 5.15%, 4/30/20		734	765,937

Communications - Telecommunications – 0.3%
AT&T, Inc. 2.85%, 2/14/23		620	623,199

Consumer Cyclical - Automotive – 2.4%
American Honda Finance Corp. 1.20%, 7/12/19		988	970,156
Daimler Finance North America LLC 1.50%, 7/05/19(b)		1,125	1,105,909
General Motors Financial Co., Inc. 3.10%, 1/15/19		800	800,952
3.15%, 1/15/20		667	666,113
Harley-Davidson Financial Services, Inc. 2.25%, 1/15/19(b)		930	925,192
Hyundai Capital Services, Inc. 1.625%, 8/30/19(b)		830	812,339

			5,280,661

Consumer Cyclical - Retailers – 0.1%
Lowe’s Cos., Inc. 1.15%, 4/15/19		228	224,744

Consumer Non-Cyclical – 1.2%
Anheuser-Busch InBev Finance, Inc. 1.90%, 2/01/19		688	686,273
CVS Health Corp. 3.35%, 3/09/21		369	371,033
Kroger Co. (The) 6.15%, 1/15/20		609	642,745
Molson Coors Brewing Co. 2.25%, 3/15/20		267	263,227
Mylan NV 2.50%, 6/07/19		709	703,874

			2,667,152

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Energy – 1.0%
Schlumberger Holdings Corp. 2.35%, 12/21/18(b)	U.S.$	1,234	$1,230,718
TransCanada PipeLines Ltd. 9.875%, 1/01/21		290	340,460
Williams Partners LP 4.125%, 11/15/20		742	754,109

			2,325,287

Services – 0.4%
Visa, Inc. 2.20%, 12/14/20		984	968,394

Technology – 0.8%
Hewlett Packard Enterprise Co. 2.10%, 10/04/19(b)		438	432,078
Microsoft Corp. 1.10%, 8/08/19		700	688,065
QUALCOMM, Inc. 1.40%, 5/18/18		670	669,022

			1,789,165

			16,247,174

Utility – 0.8%
Electric – 0.8%
Dominion Energy, Inc. Series B 1.60%, 8/15/19		704	691,877
Exelon Generation Co. LLC 2.95%, 1/15/20		354	352,910
Georgia Power Co. 1.95%, 12/01/18		775	770,683

			1,815,470

Total Corporates – Investment Grade (cost $48,497,369)			48,009,289

ASSET-BACKED SECURITIES –14.4%
Autos - Fixed Rate – 7.3%
Ally Auto Receivables Trust Series 2015-2, Class A3 1.49%, 11/15/19		128	127,816
Ally Master Owner Trust Series 2015-3, Class A 1.63%, 5/15/20		916	915,082
Americredit Automobile Receivables Trust Series 2016-4, Class A2A 1.34%, 4/08/20		149	148,836
AmeriCredit Automobile Receivables Trust Series 2017-3, Class A2A 1.69%, 12/18/20		266	265,121

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Avis Budget Rental Car Funding AESOP LLC Series 2013-2A, Class A 2.97%, 2/20/20(b)	U.S.$	1,533	$1,534,841
Bank of The West Auto Trust Series 2015-1, Class A3 1.31%, 10/15/19(b)		58	58,163
CarMax Auto Owner Trust Series 2015-4, Class A3 1.56%, 11/16/20		847	842,519
Chrysler Capital Auto Receivables Trust Series 2015-BA, Class A3 1.91%, 3/16/20(b)		111	110,825
CPS Auto Receivables Trust Series 2017-D, Class A 1.87%, 3/15/21(b)		492	489,650
CPS Auto Trust Series 2017-A, Class A 1.68%, 8/17/20(b)		218	217,791
Drive Auto Receivables Trust Series 2017-AA, Class A3 1.77%, 1/15/20(b)		28	27,569
DT Auto Owner Trust Series 2017-3A, Class A 1.73%, 8/17/20(b)		146	146,046
Series 2018-1A, Class A 2.59%, 5/17/21(b)		438	437,743
Exeter Automobile Receivables Trust Series 2016-3A, Class A 1.84%, 11/16/20(b)		77	77,208
Series 2017-2A, Class A 2.11%, 6/15/21(b)		209	208,425
Fifth Third Auto Trust Series 2014-3, Class A4 1.47%, 5/17/21		479	477,577
Flagship Credit Auto Trust Series 2016-3, Class A1 1.61%, 12/15/19(b)		33	32,861
Series 2016-4, Class A2 1.96%, 2/16/21(b)		870	866,750
Series 2017-3, Class A 1.88%, 10/15/21(b)		310	307,415
Series 2017-4, Class A 2.07%, 4/15/22(b)		275	272,974
Ford Credit Auto Owner Trust Series 2014-2, Class A 2.31%, 4/15/26(b)		1,062	1,056,055

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2016-1, Class A 2.31%, 8/15/27(b)	U.S.$	607	$596,990
Ford Credit Floorplan Master Owner Trust Series 2016-1, Class A1 1.76%, 2/15/21		489	485,058
Series 2017-1, Class A1 2.07%, 5/15/22		660	650,077
Series 2017-2, Class A1 2.16%, 9/15/22		558	550,055
GMF Floorplan Owner Revolving Trust Series 2015-1, Class A1 1.65%, 5/15/20(b)		469	468,354
Series 2016-1, Class A1 1.96%, 5/17/21(b)		711	705,158
Harley-Davidson Motorcycle Trust Series 2015-1, Class A3 1.41%, 6/15/20		148	147,379
Hertz Vehicle Financing II LP Series 2015-1A, Class A 2.73%, 3/25/21(b)		546	541,765
Series 2015-2A, Class A 2.02%, 9/25/19(b)		470	468,203
Series 2016-1A, Class A 2.32%, 3/25/20(b)		566	562,979
Hertz Vehicle Financing LLC Series 2013-1A, Class A2 1.83%, 8/25/19(b)		653	652,067
Honda Auto Receivables Owner Trust Series 2015-4, Class A3 1.23%, 9/23/19		371	369,477
Santander Drive Auto Receivables Trust Series 2017-3, Class A2 1.85%, 6/15/20		247	246,300
Westlake Automobile Receivables Trust Series 2016-2A, Class A2 1.57%, 6/17/19(b)		20	20,293
Series 2018-1A, Class A1 1.75%, 2/15/19(b)		246	246,071
Wheels SPV 2 LLC Series 2016-1A, Class A3 1.87%, 5/20/25(b)		841	830,782

			16,162,275

Credit Cards - Fixed Rate – 3.3%
Barclays Dryrock Issuance Trust Series 2014-3, Class A 2.41%, 7/15/22		1,050	1,045,956

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2015-2, Class A 1.56%, 3/15/21	U.S.$	534	$533,568
Series 2015-4, Class A 1.72%, 8/16/21		523	520,956
GE Capital Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/15/22		995	992,450
Synchrony Credit Card Master Note Trust Series 2015-3, Class A 1.74%, 9/15/21		650	647,782
Series 2016-1, Class A 2.04%, 3/15/22		684	680,840
World Financial Network Credit Card Master Trust Series 2016-B, Class A 1.44%, 6/15/22		1,015	1,010,809
Series 2017-B, Class A 1.98%, 6/15/23		470	465,165
Series 2017-C, Class A 2.31%, 8/15/24		935	918,806
Series 2018-A, Class A 3.07%, 12/16/24		590	589,515

			7,405,847

Credit Cards - Floating Rate – 1.8%
Chase Issuance Trust Series 2013-A6, Class A6 2.197% (LIBOR 1 Month + 0.42%), 7/15/20(c)		1,991	1,992,959
Discover Card Execution Note Trust Series 2014-A1, Class A1 2.207% (LIBOR 1 Month + 0.43%), 7/15/21(c)		895	897,121
World Financial Network Credit Card Master Trust Series 2015-A, Class A 2.257% (LIBOR 1 Month + 0.48%), 2/15/22(c)		1,123	1,123,161

			4,013,241

Other ABS - Fixed Rate – 1.6%
CLUB Credit Trust Series 2017-P1, Class A 2.42%, 9/15/23(b)(d)		514	512,578
CNH Equipment Trust Series 2014-B, Class A4 1.61%, 5/17/21		607	606,500

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2015-A, Class A4 1.85%, 4/15/21	U.S.$	546	$542,614
Marlette Funding Trust Series 2016-1A, Class A 3.06%, 1/17/23(b)(d)		39	39,193
Series 2017-1A, Class A 2.827%, 3/15/24(b)(d)		171	170,535
Series 2017-2A, Class A 2.39%, 7/15/24(b)(d)		236	235,626
Series 2017-3A, Class A 2.36%, 12/15/24(b)(d)		182	181,674
Series 2017-3A, Class B 3.01%, 12/15/24(b)(d)		166	164,536
SoFi Consumer Loan Program LLC Series 2016-2, Class A 3.09%, 10/27/25(b)(d)		174	173,735
Series 2016-3, Class A 10.60%, 12/26/25(b)(d)		257	257,062
Series 2017-2, Class A 3.28%, 2/25/26(b)(d)		307	307,928
Series 2017-5, Class A2 2.78%, 9/25/26(b)(d)		430	423,508

			3,615,489

Autos - Floating Rate – 0.4%
Ford Credit Floorplan Master Owner Trust Series 2015-2, Class A2 2.347% (LIBOR 1 Month + 0.57%), 1/15/22(c)		836	840,898

Total Asset-Backed Securities (cost $32,164,861)			32,037,750

COMMERCIAL MORTGAGE-BACKED SECURITIES – 8.3%
Non-Agency Fixed Rate CMBS – 6.7%
CCUBS Commercial Mortgage Trust Series 2017-C1, Class A4 3.544%, 11/15/50		645	639,836
Citigroup Commercial Mortgage Trust Series 2013-GC11, Class XA 1.519%, 4/10/46(e)		10,002	533,197
Series 2015-GC29, Class A2 2.674%, 4/10/48		848	845,469
Commercial Mortgage Trust Series 2013-CR6, Class A2 2.122%, 3/10/46		84	83,841
Series 2013-LC6, Class XA 1.418%, 1/10/46(e)		3,541	193,875

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2014-CR16, Class A2 3.042%, 4/10/47	U.S.$	1,068	$1,070,985
Series 2014-CR19, Class A2 2.965%, 8/10/47		1,300	1,303,753
GS Mortgage Securities Corp. II Series 2013-GC10, Class XA 1.549%, 2/10/46(e)		9,157	530,713
JP Morgan Chase Commercial Mortgage Securities Trust Series 2010-C2, Class D 5.662%, 11/15/43(b)(d)		546	557,061
Series 2013-C13, Class A2 2.665%, 1/15/46		1,135	1,134,374
Series 2013-C16, Class A2 3.07%, 12/15/46		672	671,886
JPMBB Commercial Mortgage Securities Trust Series 2013-C15, Class A2 2.977%, 11/15/45		766	766,013
Series 2014-C22, Class XA 0.913%, 9/15/47(e)		11,438	503,390
Series 2015-C28, Class A2 2.773%, 10/15/48		1,042	1,038,430
Series 2015-C29, Class A2 2.921%, 5/15/48		500	499,679
LSTAR Commercial Mortgage Trust Series 2014-2, Class A2 2.767%, 1/20/41(b)		41	40,688
Series 2016-4, Class A2 2.579%, 3/10/49(b)		587	568,958
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C17, Class A2 3.119%, 8/15/47		910	914,393
Series 2015-C23, Class A2 2.982%, 7/15/50		775	776,010
Morgan Stanley Capital I Trust Series 2005-IQ9, Class D 5.00%, 7/15/56(d)		335	332,125
Wells Fargo Commercial Mortgage Trust Series 2015-NXS1, Class A2 2.632%, 5/15/48		464	462,912
WF-RBS Commercial Mortgage Trust Series 2011-C2, Class C 5.392%, 2/15/44(b)(d)		516	535,345
Series 2012-C10, Class XA 1.58%, 12/15/45(b)(e)		1,213	72,151
Series 2012-C6, Class XA 2.089%, 4/15/45(b)(e)		696	43,486

abfunds.com	AB SHORT DURATION PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2014-C24, Class A2 2.863%, 11/15/47	U.S.$	750	$747,478

			14,866,048

Non-Agency Floating Rate CMBS – 1.0%
BX Trust Series 2017-IMC, Class A 2.827% (LIBOR 1 Month + 1.05%), 10/15/32(b)(c)		540	540,337
Great Wolf Trust Series 2017-WOLF, Class A 2.777% (LIBOR 1 Month + 0.85%), 9/15/34(b)(c)		459	459,629
JP Morgan Chase Commercial Mortgage Securities Trust Series 2015-SGP, Class A 3.477% (LIBOR 1 Month + 1.70%), 7/15/36(b)(c)		405	403,708
Starwood Retail Property Trust Series 2014-STAR, Class A 2.997% (LIBOR 1 Month + 1.22%), 11/15/27(b)(c)		897	897,309

			2,300,983

Agency CMBS – 0.6%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates Series K033, Class A1 2.871%, 2/25/23		1,348	1,344,917
Government National Mortgage Association Series 2006-51, Class IO 0.938%, 8/16/46(e)		429	2,471

			1,347,388

Total Commercial Mortgage-Backed Securities (cost $18,849,824)			18,514,419

COLLATERALIZED MORTGAGE OBLIGATIONS – 7.2%
Risk Share Floating Rate – 3.0%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2015-DN1, Class M3 6.022% (LIBOR 1 Month + 4.15%), 1/25/25(c)		444	478,791
Series 2015-DNA3, Class M2 4.722% (LIBOR 1 Month + 2.85%), 4/25/28(c)		684	709,396

24 | AB SHORT DURATION PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2015-HQ2, Class M2 3.822% (LIBOR 1 Month + 1.95%), 5/25/25(c)	U.S.$	725	$744,464
Series 2015-HQA1, Class M2 4.522% (LIBOR 1 Month + 2.65%), 3/25/28(c)		475	484,619
Series 2016-DNA3, Class M1 2.972% (LIBOR 1 Month + 1.10%), 12/25/28(c)		51	51,171
Series 2016-DNA4, Class M1 2.672% (LIBOR 1 Month + 0.80%), 3/25/29(c)		139	139,044
Series 2016-HQA1, Class M1 3.622% (LIBOR 1 Month + 1.75%), 9/25/28(c)		18	17,838
Series 2016-HQA2, Class M2 4.122% (LIBOR 1 Month + 2.25%), 11/25/28(c)		542	553,315
Series 2017-DNA1, Class M1 3.072% (LIBOR 1 Month + 1.20%), 7/25/29(c)		298	300,698
Federal National Mortgage Association Connecticut Avenue Securities Series 2013-C01, Class M1 3.872% (LIBOR 1 Month + 2.00%), 10/25/23(c)		60	60,006
Series 2013-C01, Class M2 7.122% (LIBOR 1 Month + 5.25%), 10/25/23(c)		265	308,415
Series 2014-C01, Class M1 3.472% (LIBOR 1 Month + 1.60%), 1/25/24(c)		286	287,865
Series 2014-C02, Class 1M1 2.822% (LIBOR 1 Month + 0.95%), 5/25/24(c)		253	253,957
Series 2016-C02, Class 1M1 4.022% (LIBOR 1 Month + 2.15%), 9/25/28(c)		222	223,167
Series 2016-C03, Class 1M1 3.872% (LIBOR 1 Month + 2.00%), 10/25/28(c)		601	609,652
Series 2016-C03, Class 2M1 4.072% (LIBOR 1 Month + 2.20%), 10/25/28(c)		146	146,878
Series 2016-C04, Class 1M1 3.322% (LIBOR 1 Month + 1.45%), 1/25/29(c)		169	170,094

abfunds.com	AB SHORT DURATION PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2016-C05, Class 2M1 3.222% (LIBOR 1 Month + 1.35%), 1/25/29(c)	U.S.$	120	$120,952
Series 2016-C06, Class 1M1 3.172% (LIBOR 1 Month + 1.30%), 4/25/29(c)		685	690,786
Series 2017-C01, Class 1M1 3.172% (LIBOR 1 Month + 1.30%), 7/25/29(c)		296	298,319
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M1 4.722% (LIBOR 1 Month + 2.85%), 11/25/25(c)(f)		57	57,077

			6,706,504

Agency Floating Rate – 2.2%
Federal Home Loan Mortgage Corp. REMICs Series 4248, Class QF 2.277% (LIBOR 1 Month + 0.50%), 6/15/39(c)		738	745,567
Series 4286, Class VF 2.227% (LIBOR 1 Month + 0.45%), 12/15/43(c)		729	735,282
Federal National Mortgage Association REMICs Series 2013-57, Class FN 2.222% (LIBOR 1 Month + 0.35%), 6/25/43(c)		649	646,862
Series 2014-49, Class AF 1.895% (LIBOR 1 Month + 0.32%), 8/25/44(c)		1,080	1,078,687
NCUA Guaranteed Notes Trust Series 2010-R3, Class 1A 2.181% (LIBOR 1 Month + 0.56%), 12/08/20(c)		1,811	1,819,563

			5,025,961

Agency Fixed Rate – 1.7%
Federal Home Loan Mortgage Corp. REMICs Series 3948, Class DA 3.00%, 12/15/24		768	771,629
Series 4029, Class NE 2.50%, 3/15/41		1,373	1,348,462
Federal National Mortgage Association REMICs Series 2010-9, Class EA 3.50%, 1/25/24		172	171,826

26 | AB SHORT DURATION PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2014-54, Class LA 3.00%, 2/25/44	U.S.$	452	$451,784
Series 2015-72, Class PC 3.00%, 10/25/43		1,071	1,071,704

			3,815,405

Non-Agency Floating Rate – 0.3%
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 2.51% (H15T 1 Year + 0.47%), 2/25/42(b)(c)		707	639,618

Total Collateralized Mortgage Obligations (cost $16,255,113)			16,187,488

INFLATION-LINKED SECURITIES – 5.3%
United States – 5.3%
U.S. Treasury Inflation Index 0.125%, 4/15/19-4/15/20 (TIPS)		8,333	8,319,608
1.125%, 1/15/21 (TIPS)		3,511	3,590,454

Total Inflation-Linked Securities (cost $12,028,578)			11,910,062

MORTGAGE PASS-THROUGHS –1.4%
Agency Fixed Rate 30-Year – 1.1%
Federal National Mortgage Association Series 2010 5.00%, 2/01/40		1,515	1,651,099
Government National Mortgage Association Series 2002 7.50%, 3/15/32		73	84,887
Series 2009 5.00%, 10/15/39		622	679,504

			2,415,490

Agency Fixed Rate 15-Year – 0.3%
Federal Home Loan Mortgage Corp. Gold Series 2011 5.00%, 7/01/25		244	254,347
6.50%, 3/01/26		379	401,613
Federal National Mortgage Association Series 2006 6.00%, 12/01/21		3	2,993

			658,953

abfunds.com	AB SHORT DURATION PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Other Agency Fixed Rate Programs – 0.0%
Federal National Mortgage Association Series 2007 3.009%, 1/01/37	U.S.$	3	$3,410

Total Mortgage Pass-Throughs (cost $3,088,767)			3,077,853

EMERGING MARKETS – CORPORATE BONDS – 0.2%
Industrial – 0.2%
Energy – 0.2%
Petrobras Global Finance BV 5.75%, 2/01/29 (cost $360,215)		366	354,112

SHORT-TERM INVESTMENTS – 9.7%
Governments – Treasuries – 9.7%
Japan – 9.7%
Japan Treasury Discount Bill Series 729 Zero Coupon, 4/05/18 (cost $20,281,159)	JPY	2,300,000	21,615,860

Total Investments – 99.7% (cost $222,907,817)			222,520,711	(g)
Other assets less liabilities – 0.3%			640,846

Net Assets – 100.0%			$223,161,557

FUTURES (see Note 3)

Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at March 31, 2018	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr (CBT) Futures	317	June 2018	USD	63,400	$67,410,077	$67,397,172	$(12,905)
U.S. T-Note 5 Yr (CBT) Futures	43	June 2018	USD	4,300	4,901,867	4,921,820	19,953

Sold Contracts
U.S. Long Bond (CBT) Futures	1	June 2018	USD	100	142,702	146,625	(3,923)
U.S. T-Note 10 Yr (CBT) Futures	26	June 2018	USD	2,600	3,124,432	3,149,656	(25,224)

							$22,099)

28 | AB SHORT DURATION PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	JPY	2,307,171	USD	21,745	4/16/18	$45,908

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc.
CDX-CMBX. NA.AAA Series 9, 9/17/58*	(0.50)%	Monthly	0.47%	USD	87	$36	$1,106	$(1,070)
Credit Suisse International
CDX-CMBX. NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.47	USD	1,564	651	19,750	(19,099)
Deutsche Bank AG
CDX-CMBX. NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.47	USD	1,048	437	14,268	(13,831)

Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	147	(21,579)	(23,465)	1,886
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	24	(3,524)	(4,020)	496
Credit Suisse International
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	132	(19,378)	(11,131)	(8,247)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	168	(24,662)	(14,467)	(10,195)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	330	(48,444)	(32,739)	(15,705)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	209	(30,682)	(12,943)	(17,739)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	607	(89,107)	(51,183)	(37,924)

abfunds.com	AB SHORT DURATION PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	7.20%	USD	504	$(73,987)	$(33,902)	$(40,085)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	860	(126,248)	(61,827)	(64,421)
Deutsche Bank AG
CDX-CMBX. NA.A Series 6, 5/11/63*	2.00	Monthly	3.17	USD	800	(35,013)	(16,272)	(18,741)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	499	(73,253)	(42,678)	(30,575)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	445	(65,326)	(33,196)	(32,130)
Goldman Sachs International
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	186	(27,305)	(32,066)	4,761
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	133	(19,524)	(22,603)	3,079
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	160	(23,488)	(25,574)	2,086

						$(680,396)	$(382,942)	$(297,454)

*	Termination date

(a)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2018, the aggregate market value of these securities amounted to $28,107,530 or 12.6% of net assets.

(c)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2018.

(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(e) IO – Interest Only.

30 | AB SHORT DURATION PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.03% of net assets as of March 31, 2018, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M1 4.722%, 11/25/25	9/28/15	$56,661	$57,077	0.03%

(g)	On March 30, 2018, the Portfolio and U.S. stock exchanges were closed for business due to a U.S. holiday but the foreign markets remained open for trading. The Portfolio valued its foreign securities using the closing market prices from the respective foreign markets as of March 29, 2018 for financial reporting purposes.

Currency Abbreviations:

JPY – Japanese Yen

USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

BA – Banker’s Acceptance

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CMBS – Commercial Mortgage-Backed Securities

H15T – U.S. Treasury Yield Curve Rate T Note Constant Maturity

LIBOR – London Interbank Offered Rates

NCUA – National Credit Union Administration

REMICs – Real Estate Mortgage Investment Conduits

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

abfunds.com	AB SHORT DURATION PORTFOLIO | 31

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2018 (unaudited)

Assets
Investments in securities, at value	$222,520,711
Cash	7,075,770
Cash collateral due from broker	126,451
Receivables:
Interest	630,770
Investment securities sold	4,413,654
Capital shares sold	41,895
Variation margin on futures	32,484
Unrealized appreciation of forward currency exchange contracts	45,908
Unrealized appreciation of credit default swaps	12,308
Upfront premiums paid on credit default swaps	35,124

Total assets	234,935,075

Liabilities
Payables:
Dividends to shareholders	118,770
Investment securities purchased	10,154,381
Capital shares redeemed	619,217
Management fee	67,497
Shareholder servicing fee	17,687
Transfer Agent fee	8,227
Distribution fee	8,081
Accrued expenses	51,830
Unrealized depreciation of credit default swaps	309,762
Upfront premiums received on credit default swaps	418,066

Total liabilities	11,773,518

Net Assets	$223,161,557

Cost of investments	$222,907,817

Net Assets Consist of:
Capital stock, at par	$19,281
Additional paid-in capital	240,415,210
Undistributed net investment income	428,071
Accumulated net realized loss on investment and foreign currency transactions	(17,040,254)
Net unrealized appreciation/depreciation of:
Investments, futures and interest rate swap transactions	(706,659)
Foreign currency denominated assets and liabilities	45,908

$223,161,557

See notes to financial statements.

32 | AB SHORT DURATION PORTFOLIO	abfunds.com

STATEMENT OF ASSETS AND LIABILITIES (continued)

Calculation of Maximum Offering Price

Short Duration Plus Class Shares
Net Assets	$198,935,605
Shares of capital stock outstanding	17,188,766

Net asset value, offering and redemption price per share	$11.57

Class A Shares
Net Assets	$20,322,291
Shares of capital stock outstanding	1,754,481

Net asset value and redemption price per share	$11.58
Sales charge—4.25% of public offering price	0.51

Maximum offering price	$12.09

Class B Shares
Net Assets	$28,071
Shares of capital stock outstanding	2,428

Net asset value and offering price per share	$11.56

Class C Shares
Net Assets	$3,875,590
Shares of capital stock outstanding	335,335

Net asset value and offering price per share	$11.56

See notes to financial statements.

abfunds.com	AB SHORT DURATION PORTFOLIO | 33

STATEMENT OF OPERATIONS

March 31, 2018 (unaudited)

Investment Income
Income:
Interest	$2,112,809
Other income	253

Total income		$2,113,062
Expenses:
Management fee (see Note 2A)	507,818
Shareholder servicing fee (see Note 2B)	112,372
Custodian fee	62,708
Transfer Agent fee—Non-Retail Class	10,782
Transfer Agent fee—Class A	19,622
Transfer Agent fee—Class B	58
Transfer Agent fee—Class C	3,822
Distribution fees—Class A	28,779
Distribution fees—Class B	180
Distribution fees—Class C	21,848
Registration fees	36,766
Printing fees	17,437
Auditing and tax fees	8,621
Directors’ fees and expenses	5,114
Legal fees	2,224
Miscellaneous	17,581

Total expenses	855,732
Less: expenses waived and reimbursed by the Adviser (see Note 2D)	(12,115)

Net expenses		843,617

Net investment income		1,269,445

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(451,469)
Forward currency exchange contracts		(1,406)
Futures		(916,538)
Swaps		69,487
Foreign currency transactions		(1,234,192)

Net realized loss on investment and foreign currency transactions		(2,534,118)

Net change in unrealized appreciation/depreciation of:
Investments		209,933
Forward currency exchange contracts		(161,817)
Futures		174,479
Swaps		34,579
Foreign currency denominated assets and liabilities		658

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities		257,832

Net realized and unrealized loss on investment and foreign currency transactions		(2,276,286)

Net Decrease in Net Assets Resulting from Operations		$(1,006,841)

See notes to financial statements.

34 | AB SHORT DURATION PORTFOLIO	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended 3/31/18 (unaudited)	Year Ended 9/30/17
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,269,445	$2,088,292
Net realized loss on investment and foreign currency transactions	(2,534,118)	(35,960)
Net change in unrealized appreciation/depreciation of investments	257,832	(1,345,903)
Contributions from affiliates (see Note 2A)	– 0	–	5,699

Net increase (decrease) in net assets resulting from operations	(1,006,841)	712,128
Dividends Shareholders:
Dividends from net investment income
Short Duration Plus Class	(1,315,438)	(2,543,722)
Class A	(87,384)	(120,469)
Class B	(70)	(120)
Class C	(12,129)	(24,687)

Total dividends to shareholders	(1,415,021)	(2,688,998)

Capital-Share Transactions:
Net proceeds from sales of shares	57,086,569	126,069,861
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	1,137,258	2,191,820

Total proceeds from shares sold	58,223,827	128,261,681
Cost of shares redeemed	(89,680,137)	(219,273,001)

Net decrease in net assets from capital-share transactions	(31,456,310)	(91,011,320)

Net decrease in net assets	(33,878,172)	(92,988,190)
Net Assets:
Beginning of period	257,039,729	350,027,919

End of period(a)	$223,161,557	$257,039,729

(a) Includes undistributed net investment income of:	$428,071	$573,647

See notes to financial statements.

abfunds.com	AB SHORT DURATION PORTFOLIO | 35

NOTES TO FINANCIAL STATEMENTS

March 31, 2018 (unaudited)

NOTE 1.

Organization and Significant Accounting Policies

The AB Short Duration Class A, B and C shares (collectively, the “Short Duration Retail Classes”) are shares of Short Duration Plus Portfolio (the “Portfolio”) of the Sanford C. Bernstein Fund, Inc. (the “Fund”). The Fund is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund is currently comprised of 15 series each with its own investment objective. Class R and Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Portfolio to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB mutual fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolio’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. These financial statements include only the Short Duration Retail Classes. The financial highlights of the Short Duration Plus Class shares (the “Plus Class”) are presented in a separate financial report. All classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

36 | AB SHORT DURATION PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

A. Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end

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mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of securities trading in such markets. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market value as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed

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market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

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The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of March 31, 2018:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$70,813,878		$	– 0	–	$70,813,878
Corporates – Investment Grade		– 0	–	48,009,289			– 0	–	48,009,289
Asset-Backed Securities		– 0	–	29,571,375			2,466,375		32,037,750
Commercial Mortgage-Backed Securities		– 0	–	17,089,888			1,424,531		18,514,419
Collateralized Mortgage Obligations		– 0	–	16,187,488			– 0	–	16,187,488
Inflation-Linked Securities		– 0	–	11,910,062			– 0	–	11,910,062
Mortgage Pass-Throughs		– 0	–	3,077,853			– 0	–	3,077,853
Emerging Markets – Corporate Bonds		– 0	–	354,112			– 0	–	354,112
Short-Term Investments		– 0	–	21,615,860			– 0	–	21,615,860

Total Investments in Securities		– 0	–	218,629,805			3,890,906		222,520,711
Other Financial Instruments(a):
Assets:
Futures		19,953		– 0	–		– 0	–	19,953	(b)
Forward Currency Exchange Contracts		– 0	–	45,908			– 0	–	45,908
Credit Default Swaps		– 0	–	1,124			– 0	–	1,124
Liabilities:
Futures		(42,052)		– 0	–		– 0	–	(42,052	)(b)
Credit Default Swaps		– 0	–	(681,520)			– 0	–	(681,520)

Total(c)		$(22,099)		$217,995,317			$3,890,906		$221,864,124

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments. Centrally cleared swaps with upfront premiums are presented here at market value.

(c)	There were no transfers between any levels during the reporting period.

The Portfolios recognize all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

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The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Asset- Backed Securities		Commercial Mortgage- Backed Securities		Total
Balance as of 9/30/17	$2,940,010		$1,450,211		$4,390,221
Accrued discounts/(premiums)	40		(669)		(629)
Realized gain (loss)	174		– 0	–	174
Change in unrealized appreciation/depreciation	(21,693)		(25,011)		(46,704)
Purchases/Payups	398,957		– 0	–	398,957
Sales/Paydowns	(851,113)		– 0	–	(851,113)
Transfers in to Level 3	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–	– 0	–

Balance as of 3/31/18	$2,466,375		$1,424,531		$3,890,906

Net change in unrealized appreciation/depreciation from investments held as of 3/31/18(a)	$(21,693)		$(25,011)		$(46,704)

(a)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

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In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

C. Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does isolate the effect of changes in foreign exchange rates from changes in market prices of securities sold during the year, as required by the Internal Revenue Code.

The Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D. Taxes

The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, the Portfolio will not be subject to federal and state income taxes to the extent that all of its

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income is distributed. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements. As of March 31, 2018, the Portfolio did not have any unrecognized tax benefits.

E. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

F. Securities Transactions on a When-Issued or Delayed-Delivery Basis

The Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time the Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time the Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to the Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

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H. Distribution of Income and Gains

Net investment income of the Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Distributions of net realized gains, less any available loss carryforwards, if any, for the Portfolio will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of the Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Portfolio pays the Adviser an investment management fee at an annual rate of .35% of the first $750 million and .30% of the Portfolio’s average daily net assets over $750 million. Prior to January 1, 2018 the management fee was .45% of the first $750 million and .40% of the Portfolio’s average daily net assets over $750 million. The fee is accrued daily and paid monthly.

During the year ended September 30, 2017, the Adviser reimbursed the Portfolio $5,699 for trading losses incurred due to trade entry errors.

B. Transfer Agency Agreement; Shareholder Servicing Fee

Under a Transfer Agency Agreement between the Fund, on behalf of the Short Duration Retail Classes, and AllianceBernstein Investor Services, Inc.

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(“ABIS”), the Short Duration Retail Classes compensate ABIS, a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $8,194 for the six months ended March 31, 2018.

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to individual shareholders of the Portfolio (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. This agreement applies only to the Plus Class shares of the Portfolio. Under the agreement, the fee paid by the Plus Class shares to the Adviser for services under this agreement is at an annual rate of .10% of the average daily net assets of the Portfolio attributable to the Plus Class shares during the month.

C. Distribution Arrangements—Short Duration Plus Class Shares

Under the Distribution Agreement between the Fund, on behalf of the Plus Class Shares of the Portfolio and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell Plus Class shares of the Portfolio. This agreement does not apply to the Short Duration Retail Classes of the Portfolio. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D. Distribution Arrangements—Short Duration Retail Classes

The Short Duration Retail Classes of the Portfolio have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each such class pays distribution services fees to AllianceBernstein Investments, Inc., (the “Distributor”), a wholly owned subsidiary of the Adviser, at an annual rate of up to .30 of 1% of the Class A Shares and 1% of the Class B and Class C Shares of the respective average daily net assets attributable to the Retail Classes. Effective January 30, 2015, payments under the Agreement in respect of Class A shares were limited to an annual rate of .25 of 1% of Class A

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shares’ average daily net assets attributable to the Retail Classes. Effective April 1, 2012, the Distributor voluntarily agreed to waive .55 of 1% to limit such fees to .45 of 1% of the average daily net assets attributable to the Class B Shares and Class C Shares. For the six months ended March 31, 2018, such waivers amounted to $12,115. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $14,176 and $1,023,893 for Class B and Class C shares, respectively. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s Short Duration Retail Class shares.

E. Other Transactions with Affiliates

The Distributor has advised the Portfolio that it has retained front-end sales charges of $49 from sales of Class A shares and received $0, $0, and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C Shares, respectively, for the six months ended March 31, 2018.

The Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common directors. For the six months ended March 31, 2018, there were no purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act.

Brokerage commissions paid on investment transactions for the six months ended March 31, 2018 amounted to $2,754, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein & Co., Ltd, affiliates of the Adviser.

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NOTE 3.

Investment Security Transactions

A. Purchases and Sales

For the six months ended March 31, 2018, the Portfolio had purchases and sales transactions, excluding repurchase transactions and transactions in short-term instruments, as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$10,151,337	$19,417,690
U.S. government securities	51,664,471	63,798,545

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$1,619,922
Gross unrealized depreciation	(2,280,673)

Net unrealized appreciation	$(660,751)

B. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive

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from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolio’s credit risk is subject to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended March 31, 2018, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward currency exchange contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolio will generally not enter into a forward currency exchange contract with a term greater than one year. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

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Forward currency exchange contracts used to protect the Portfolio from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

During the six months ended March 31, 2018, the Portfolio held forward currency exchange contracts for hedging purposes.

•	Swaps

The Portfolio may enter into swaps to hedge their exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement

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of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received in connection with credit default swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight-line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Credit Default Swaps:

The Portfolio may enter into credit default swaps for multiple reasons, including to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of March 31, 2018, the Portfolio did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value

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of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the schedule of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended March 31, 2018, the Portfolio held credit default swaps for hedging and non-heding purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by the OTC counterparty tables below.

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During the six months ended March 31, 2018, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$19,953	*	Receivable/Payable for variation margin on futures	$42,052	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	45,908

Credit contracts	Unrealized appreciation on credit default swaps	12,308		Unrealized depreciation on credit default swaps	309,762

Total		$78,169			$351,814

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(916,538)	$174,479

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(1,406)	(161,817)

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$69,487	$34,579

Total		$(848,457)	$47,241

Futures:
Average original value of buy contracts	$72,991,755
Average original value of sale contracts	$2,680,095
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$997,528	(a)
Average principal amount of sale contracts	$24,439,931
Credit Default Swaps:
Average notional amount of buy contracts	$2,699,000
Average notional amount of sale contracts	$5,062,143

(a)	Positions were open for one month during the period.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements and net of the related collateral received/pledged by the Portfolio as of March 31, 2018. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
Citibank, NA	$45,908	$	– 0	–	$	– 0	–	$	– 0	–	$45,908
Citigroup Global Markets, Inc.	36		(36)			– 0	–		– 0	–	– 0	–
Credit Suisse International	651		(651)			– 0	–		– 0	–	– 0	–
Deutsche Bank AG	437		(437)			– 0	–		– 0	–	– 0	–

Total	$47,032		$(1,124)		$	– 0	–	$	– 0	–	$45,908	^

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NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
Citigroup Global Markets, Inc.	$25,103	$(36)		$	– 0	–	$	– 0	–	$25,067
Credit Suisse International	412,508	(651)			– 0	–		(264,241)		147,616
Deutsche Bank AG	173,592	(437)			– 0	–		– 0	–	173,155
Goldman Sachs International	70,317	– 0	–		– 0	–		– 0	–	70,317

Total	$681,520	$(1,124)		$	– 0	–		$(264,241)		$416,155	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

C. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE 4.

Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2018 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2017 and September 30, 2016 were as follows:

	2017	2016
Distributions paid from:
Ordinary income	$2,688,998	$2,655,169

Total distributions paid	$2,688,998	$2,655,169

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NOTES TO FINANCIAL STATEMENTS (continued)

As of September 30, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	$498,791
Accumulated capital and other losses(a)	(14,608,104)
Unrealized appreciation/(depreciation)(b)	(690,389)

Total accumulated earnings/(deficit)(c)	$(14,799,702)

(a)	As of September 30, 2017, the Portfolio had capital loss carryforwards of $14,607,016 for federal income tax purposes. Additionally, the Portfolio had $5,807,512 of capital loss carryforwards expire during the fiscal year. As of September 30, 2017, the Portfolio deferred $1,088 in straddle losses. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. These losses are deemed to arise on October 1, 2017.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable to shareholders.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of March 31, 2018, the Portfolio had a net capital loss carryforward of $14,607,016 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$1,960,592	n/a	2018
2,061,764	n/a	2019
4,089,301	$6,495,359	No expiration

NOTE 5.

Risks Involved in Investing in the Portfolio

Interest Rate Risk—This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds and notes. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolio will experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. A general rise in interest rates

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NOTES TO FINANCIAL STATEMENTS (continued)

may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from a Portfolio that invests largely in fixed-income securities.

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell and less liquid.

Duration Risk—The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years would be expected to decrease in value by approximately 3% if interest rates increase by 1%. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with

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investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

Emerging Markets Securities Risk—The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Derivatives Risk—The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. Government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Mortgage-Related Securities Risk—Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

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Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk—The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Management Risk—The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but these techniques, analyses and decisions may not work as intended or may not produce the desired results. In some cases, derivatives and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. In addition, the Adviser may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolio.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. Illiquid securities and relatively less liquid securities may also be difficult to value.

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Redemption Risk—The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolios.

Market Risk—The Portfolio is subject to market risk, which is the risk that bond prices in general may decline over short or extended periods. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. The U.S. Government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets. Other governments have tried to support markets by buying stocks and through other market interventions. Government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolio invests.

Current political uncertainty surrounding the European Union (“EU”) and its membership may increase market volatility. The United Kingdom has voted to withdraw from the EU, and one or more other countries may withdraw from the EU and/or abandon the Euro, the common currency of the EU. The financial instability of some countries in the EU, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. In

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addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

Lower-rated Securities Risk—Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Riskier than a Money-Market Fund—Although the Portfolio maintains a short overall duration, it invests in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio’s securities may be lower and the effective duration of the Portfolio will be longer.

Cybersecurity Risk—Cybersecurity incidents may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolio, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

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NOTE 6.

Capital-Share Transactions

The Fund has authorized 15.5 billion shares of common stock, par value $0.001 per share, of which 1.3 billion are allocated to the Portfolio, 200 million each to the five classes (including Class R shares which are not currently being offered) and 300 million to Class T, which are not currently being offered. Share transactions for the Portfolio for the six months ended March 31, 2018 and year ended September 30, 2017, were as follows:

Shares	Amount
Six Months Ended 3/31/18 (unaudited)	Year Ended 9/30/17	Six Months Ended 3/31/18 (unaudited)	Year Ended 9/30/17

Short Duration Plus Class Shares
Shares sold	4,536,025	9,120,742	$52,846,153	$106,607,659

Shares issued to shareholders on reinvestment of dividends	91,389	175,972	1,061,250	2,057,285

Shares redeemed	(6,639,798)	(16,801,294)	(77,134,937)	(196,290,374)

Net decrease	(2,012,384)	(7,504,580)	$(23,227,534)	$(87,625,430)

Class A Shares
Shares sold	296,339	1,186,589	$3,445,587	$13,889,300

Shares issued to shareholders on reinvestment of dividends	5,822	9,344	67,667	109,398

Shares converted from Class B	799	6,327	9,298	74,109

Shares converted from Class C	12,054	232,595	140,703	2,721,372

Shares redeemed	(919,607)	(1,254,355)	(10,702,772)	(14,680,569)

Net increase (decrease)	(604,593)	180,500	$(7,039,517)	$2,113,610

Class B Shares
Shares sold	– 0	–	1,359	$	– 0	–	$15,861

Shares issued to shareholders on reinvestment of dividends	5	15	62	179

Shares converted to Class A	(801)	(6,339)	(9,298)	(74,109)

Shares redeemed	(544)	(754)	(6,308)	(8,794)

Net decrease	(1,340)	(5,719)	$(15,544)	$(66,863)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended 3/31/18 (unaudited)	Year Ended 9/30/17	Six Months Ended 3/31/18 (unaudited)	Year Ended 9/30/17

Class C Shares
Shares sold	55,581	236,433	$644,828	$2,761,560

Shares issued to shareholders on reinvestment of dividends	714	2,136	8,279	24,958

Shares converted to Class A	(12,085)	(233,192)	(140,703)	(2,721,372)

Shares redeemed	(145,244)	(471,161)	(1,686,119)	(5,497,783)

Net decrease	(101,034)	(465,784)	$(1,173,715)	$(5,432,637)

NOTE 7.

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE 8.

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended March 31, 2018 (unaudited)	Year Ended September 30,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 11.69	$ 11.76	$ 11.75	$ 11.75	$ 11.75	$ 11.91

Income From Investment Operations
Net investment income†	.04	.03	.05^	.03	(a)	.03	.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.11)	(.04)	.02	.02	.02	(.10)
Contributions from affiliates	– 0	–	.00	(b)	– 0	–	– 0	–	– 0	–	– 0	–

Total from investment operations	(.07)	(.01)	.07	.05	.05	(.09)

Less: Dividends
Dividends from net investment income	(.04)	(.06)	(.06)	(.05)	(.05)	(.07)

Net asset value, end of period	$ 11.58	$ 11.69	$ 11.76	$ 11.75	$ 11.75	$ 11.75

Total Return
Total investment return based on net asset value(c)	(.57)%	(.10	)%*	.64	%^*	.43%	.41%	(.76)%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$20,322	$27,583	$25,615	$35,923	$53,727	$44,806
Average net assets (000 omitted)	$22,961	$24,693	$32,219	$42,125	$58,748	$47,682
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.05	%‡	1.13%	.95%	.91	%+	.95%	.94%
Expenses, before waiver/reimbursements	1.05	%‡	1.13%	.95%	.91	%+	.95%	.94%
Net investment income	.64	%‡	.30%	.41	%^	.23	%+(a)	.22%	.06%
Portfolio turnover rate	28%	64%	76%	86%	67%	120	%**

See	Footnote Summary on page 66.

abfunds.com	AB SHORT DURATION PORTFOLIO | 63

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Six Months Ended March 31, 2018 (unaudited)	Year Ended September 30,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 11.67	$ 11.73	$ 11.73	$ 11.73	$ 11.72	$ 11.89

Income From Investment Operations
Net investment income (loss)†(a)	.02	.00	(b)	.02^	(.01)	.01	(.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.11)	(.03)	.01	.03	.03	(.11)
Contributions from affiliates	– 0	–	.00	(b)	– 0	–	– 0	–	– 0	–	– 0	–

Total from investment operations	(.09)	(.03)	.03	.02	.04	(.13)

Less: Dividends
Dividends from net investment income	(.02)	(.03)	(.03)	(.02)	(.03)	(.04)

Net asset value, end of period	$ 11.56	$ 11.67	$ 11.73	$ 11.73	$ 11.73	$ 11.72

Total Return
Total investment return based on net asset value(c)	(.74)%	(.32	)%*	.31	%^*	.16%	.33%	(1.09)%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$28	$43	$111	$341	$1,175	$1,703
Average net assets (000 omitted)	$36	$65	$219	$662	$1,385	$2,071
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.41	%‡	1.40%	1.23%	1.17	%+	1.13%	1.20%
Expenses, before waivers/reimbursements	1.96	%‡	1.96%	1.78%	1.72	%+	1.68%	1.75%
Net investment income (loss)(a)	.28	%‡	(.02)%	.14	%^	(.07	)%+	.05%	(.20)%
Portfolio turnover rate	28%	64%	76%	86%	67%	120	%**

See Footnote Summary on page 66.

64 | AB SHORT DURATION PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended March 31, 2018 (unaudited)	Year Ended September 30,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 11.67	$ 11.73	$ 11.72	$ 11.73	$ 11.72	$ 11.89

Income From Investment Operations
Net investment income (loss)†(a)	.03	.01	.02	^	.00	(b)	.01	(.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.11)	(.03)	.03	.01	.03	(.11)
Contributions from affiliates	– 0	–	.00	(b)	– 0	–	– 0	–	– 0	–	– 0	–

Total from investment operations	(.08)	(.02)	.05	.01	.04	(.12)

Less: Dividends
Dividends from net investment income	(.03)	(.04)	(.04)	(.02)	(.03)	(.05)

Net asset value, end of period	$ 11.56	$ 11.67	$ 11.73	$ 11.72	$ 11.73	$ 11.72

Total Return
Total investment return based on net asset value(c)	(.67)%	(.22	)%*	.42	%^*	.08%	.34%	(1.01)%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$3,876	$5,091	$10,582	$13,724	$15,507	$18,421
Average net assets (000 omitted)	$4,358	$8,270	$12,845	$13,866	$17,270	$19,599
Ratio to average net assets of:
Expenses	1.25	%‡	1.31%	1.19%	1.17	%+	1.11%	1.11%
Expenses, before waivers/reimbursements	1.80	%‡	1.86%	1.74%	1.72	%+	1.66%	1.66%
Net investment income (loss)(a)	.44	%‡	.09%	.18	%^	(.01	)%+	.06%	(.11)%
Portfolio turnover rate	28%	64%	76%	86%	67%	120	% **

See Footnote Summary on page 66.

abfunds.com	AB SHORT DURATION PORTFOLIO | 65

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

†	Based on average shares outstanding.
^	For the year ended September 30, 2016 the amount includes a refund for overbilling of prior years custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$0.004	0.03%	0.03%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended September 30, 2017 and September 30, 2016 by .11% and .05%, respectively.

‡	Annualized

+	The ratio includes expenses attributable to costs of proxy solicitation.

**	The Portfolio accounts for dollar roll transactions as purchases and sales.

(a)	Net of expenses waived by the Adviser

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

See notes to financial statements.

66 | AB SHORT DURATION PORTFOLIO	abfunds.com

BOARD OF DIRECTORS

Bart Friedman(1)(2), Chairman

Kathleen Fisher, President

R. Jay Gerken(1)

William Kristol(1)

Debra Perry(1)

Donald K. Peterson(1)

OFFICERS

Michael Canter, Vice President(3) Shawn E. Keegan, Vice President(3) Janaki Rao, Vice President(3) Greg J. Wilensky, Vice President(3) Joseph J. Mantineo, Treasurer and Chief Financial Officer	Phyllis J. Clarke, Controller Emilie D. Wrapp, Secretary Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street
Boston, MA 02210

Distributor†

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent†

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

1	Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

2	Member of the Fair Value Pricing Committee.

3	The day-to-day management of, and investment decisions for, the AB Short Duration Portfolio are made by the U.S. Investment Grade: Liquid Markets Structured Products Investment Team. Messrs. Canter, Keegan, Rao and Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

†	For the AB Short Duration Portfolio, Classes A, B and C shares only.

abfunds.com	AB SHORT DURATION PORTFOLIO | 67

BOARD’S CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

Short Duration Diversified Municipal Portfolio

New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

The Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreement between the Sanford C. Bernstein Fund, Inc. (the “Fund”), on behalf of the Tax-Managed International, International, Emerging Markets, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, Short Duration Plus, Intermediate Duration, Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) and AllianceBernstein L.P. (the “Adviser”) (the “Investment Management Agreement”) at a meeting held on October 25-26, 2017. In connection with the process relating to the annual review of the Investment Management Agreement between the Fund and the Adviser, the Adviser received a letter dated August 18, 2017, from counsel to the Independent Directors. The letter contained a list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, met in person in July 2017 and received and reviewed certain information relating to the profitability of the Adviser in 2016 and prior years in relation to its services to the Fund, and received and evaluated extensive additional materials relating to the renewal of the Investment Management Agreement from the Adviser during in-person meetings in September and October 2017. In addition, the Independent Directors received materials prepared by the Senior Officer1 as described below. At the July 27, 2017 meeting, the Independent Directors met separately with independent counsel and the Senior Officer, and met with Seth Bernstein, the Chief Executive Officer of the Adviser, to discuss (among other things) the importance of the Private Client business to the

1	Philip Kirstein, the Fund’s Senior Officer, retired effective 12/31/2017.

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BOARD’S CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

Adviser and the role played by the Portfolios, as well as the capabilities the Adviser could provide to clients. On September 28, 2017, the Board of Directors held an in-person meeting to discuss its review of the Investment Management Agreement and the materials the Directors had been provided. Also on September 28, 2017, the Independent Directors met separately with independent counsel and the Senior Officer in executive session. Following the September 28, 2017 meeting, the Independent Directors, through counsel, requested certain additional information which was provided by the Adviser on October 5, 2017. The Independent Directors held a telephonic meeting on October 17, 2017 to discuss the contract renewal materials and supplemental materials. On October 25-26, 2017, the Board of Directors held an in-person meeting to continue their review of the Investment Management Agreement. During this meeting, the Independent Directors met with counsel to the Independent Directors as well as the Fund’s Senior Officer to review the contract renewal materials provided by the Adviser as well as the Senior Officer’s report and conclusions. At the conclusion of this meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

In approving the continuation of the Investment Management Agreement, the Board of Directors, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Agreement and considered whether continuation of the Investment Management Agreement would be in the best interests of each Portfolio.

The Board of Directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer of the reasonableness of the advisory fees in the Investment Management Agreement, wherein the Senior Officer concluded that the contractual fees contained in the Adviser’s proposal were reasonable with respect to all Portfolios and within the range of what would have been negotiated at arms-length in light of the surrounding circumstances.

The matters discussed below were considered separately by the Independent Directors in executive sessions, during which experienced counsel that is independent of the Adviser provided guidance to the Independent Directors. No single factor was considered in isolation or to be determinative to the decision of the Board to approve the continuation of the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered, and in light of the proposal to establish breakpoints for the Overlay A and the Tax-Aware Overlay A Portfolios’ fee schedules, and to reduce fees for the Short Duration Diversified Municipal, Short Duration Plus, Intermediate Duration, Tax-Managed International, International, and Emerging Markets Portfolios,

abfunds.com	AB SHORT DURATION PORTFOLIO | 69

BOARD’S CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

effective January 1, 2018, that it was in the best interests of each Portfolio to approve the continuation of the Investment Management Agreement including the fees to be charged for services thereunder, as summarized below.

Fees and Expenses

The Board of Directors, including the Independent Directors, compared the fees and expense ratios of each Portfolio as proposed by the Adviser (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The Senior Officer also performed analyses of the advisory fees, and compared such analyses to the Portfolios’ peer groups.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser, including information about recent advisory fee changes with respect to other investment companies and non-investment company clients advised by the Adviser.

On the basis of its review and consideration of the fees as described above and the Board’s consideration of the other factors described below, the Board concluded that the contractual advisory fees as proposed are reasonable.

Nature, Extent and Quality of Services

The Board of Directors, including the Independent Directors, considered the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its compliance, administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day

70 | AB SHORT DURATION PORTFOLIO	abfunds.com

BOARD’S CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout changing market environments. The Board reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios and noted that such staff appeared sufficient to provide a high level of service to the Portfolios. The Board also considered how the organizational capabilities and financial condition of the Adviser may affect the nature and quality of its services. The Board further reviewed information about AXA Financial’s proposed initial public offering (“IPO”) of a minority stake in its US operations, including AXA Group’s interest in the Adviser, and the statements of the Adviser that it will continue to operate as an independent, publicly-traded US asset manager and that the IPO is not anticipated to change the Adviser’s current management structure or strategy.

In considering the nature and quality of the services provided by the Adviser, the Board of Directors, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. (The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios.) The Board was provided with performance data versus each Portfolio’s peer group, for the l-year, 3-year, 5-year and 10-year periods, as applicable, ended June 30, 2017 (“relevant periods”) and versus each Portfolio’s benchmark index, for the year to date, l-year, 3-years, 5-years, 10-years and since inception periods, as applicable, ended June 30, 2017. Both the funds included in each Portfolio’s peer group and the comparative performance data were provided to the Directors by Broadridge. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year.

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlay Portfolios can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in seeking to provide the desired risk/return trade-off for their investors. The Directors also noted the Adviser’s continued efforts to enhance the Overlay Portfolios.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

abfunds.com	AB SHORT DURATION PORTFOLIO | 71

BOARD’S CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

Profitability

The Board of Directors, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the Portfolios. The materials provided to the Independent Directors included information indicating the profitability of the Portfolios to the Adviser for calendar years 2015 and 2016, which had been reviewed by an independent consultant retained by the Senior Officer. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolios, and that they had focused on profitability before taxes and distribution expenses. The Directors also received a presentation at the July 27, 2017 Board meeting from the independent consultant who reviewed the Adviser’s method of calculating profitability. The Directors recognized that it is difficult to make comparisons of profitability among fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors including different cost accounting methodologies.

After reviewing all relevant factors, the Board of Directors, including the Independent Directors, concluded that the level of the Adviser’s profits in respect of its management of the Portfolios was not excessive.

Economies of Scale

The Board of Directors, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.

At the October 26, 2017 Board meeting, the Directors received the Senior Officer Report which included a discussion of possible economies of scale. The Directors discussed with the Senior Officer possible ways in which any such economies of scale may be shared with the Portfolios, including by investment in enhanced services.

After reviewing the profitability and economies of scale information provided by the Adviser, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things, breakpoint arrangements as currently in effect as well as the new breakpoints proposed for the Overlay A and Tax-Aware Overlay A Portfolios; proposed fee reductions for the Short

72 | AB SHORT DURATION PORTFOLIO	abfunds.com

BOARD’S CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

Duration Diversified Municipal, Short Duration Plus, Intermediate Duration, Tax-Managed International, International, and Emerging Markets Portfolios, effective January 1, 2018; the fact that that the New York Municipal Portfolio, California Municipal Portfolio and Diversified Municipal Portfolio had recently implemented advisory fee reductions in 2017; the fact that in the case of the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios the fee levels initially established had assumed achievement of significant scale and that these Portfolios are considerably smaller in asset size than the Overlay A and Tax-Aware Overlay A Portfolios; expense caps and waivers on select Portfolios; and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements, although the Adviser decreased its operating expenses and staff in recent years. The Directors also noted that, because of the investment by the Overlay A and Tax-Aware Overlay A Portfolios in affiliated portfolios, there are significant waivers of management fees for the Overlay A and Tax-Aware Overlay A Portfolios to reflect their investment in such affiliated portfolios.

Fall-Out Benefits and Other Revenue

The Board of Directors, including the Independent Directors, also took into account so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby the Adviser receives the benefit of research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, and transfer agency fees paid by the retail share classes of certain Portfolios to a wholly-owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, with the addition of breakpoints to the Overlay A and the Tax-Aware Overlay A Portfolios’ fee schedules, and with the reduction of certain other Portfolios’ contractual fee schedules, as set forth below:

Advisory Fee Schedule
Short Duration Diversified Municipal Portfolio	0.30% of the first $750 million; 0.25% of assets in excess of $750 million

abfunds.com	AB SHORT DURATION PORTFOLIO | 73

BOARD’S CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

Advisory Fee Schedule
Short Duration Plus Portfolio	0.35% of the first $750 million; 0.30% of assets in excess of $750 million

New York Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion

California Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion

Diversified Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion up to, but not exceeding $7 billion; 0.225% of assets in excess of $7 billion

Intermediate Duration Portfolio	0.45% of the first $2.5 billion; 0.40% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $8 billion; 0.30% of assets in excess of $8 billion

Tax-Managed International Portfolio	0.75% of the first $2.5 billion; 0.65% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.60% in excess of $5 billion

International Portfolio	0.75% of the first $2.5 billion; 0.65% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.60% in excess of $5 billion

Emerging Markets Portfolio	0.95% of the first $2.5 billion; 0.90% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% in excess of $5 billion

Overlay A Portfolio	0.90% of the first $5 billion; 0.875% in excess of $5 billion

Tax-Aware Overlay A Portfolio	0.90% of the first $5 billion; 0.875% in excess of $5 billion

Overlay B Portfolio	0.65%

Tax-Aware Overlay B Portfolio	0.65%

Tax-Aware Overlay C Portfolio	0.65%

Tax-Aware Overlay N Portfolio	0.65%

74 | AB SHORT DURATION PORTFOLIO	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund1

INTERNATIONAL/ GLOBAL EQUITY (continued)

INTERNATIONAL/ GLOBAL VALUE

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio1

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio1, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Money Market Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to November 10, 2017, Government Money Market Portfolio was named Government Exchange Reserves; prior to January 8, 2018, Sustainable International Thematic Fund was named International Growth Fund; prior to February 23, 2018, FlexFee High Yield Portfolio was named High Yield Portfolio.

abfunds.com	AB SHORT DURATION PORTFOLIO | 75

NOTES

76 | AB SHORT DURATION PORTFOLIO	abfunds.com

AB SHORT DURATION PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

SD-0152-0318

MAR    03.31.18

SEMI-ANNUAL REPORT

AB INTERMEDIATE MUNICIPAL PORTFOLIOS

+	AB INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO
+	AB INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO
+	AB INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE ADVISER

Dear Shareholder,

We are pleased to provide this report for AB Intermediate Municipal Portfolios: California, Diversified and New York (each a “Portfolio,” and collectively, the “Portfolios”). Please review the discussion of Portfolio performance, the market conditions during the reporting period and the Portfolios’ investment strategies.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

Senior Vice President of the Adviser

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SEMI-ANNUAL REPORT

May 15, 2018

This report provides management’s discussion of fund performance for the AB Intermediate Municipal Portfolios: California, Diversified and New York, for the semi-annual reporting period ended March 31, 2018.

Each of the Portfolios seeks to provide safety of principal and maximize total return after taking account of federal taxes (and, in the case of Intermediate California Municipal Portfolio, California state taxes and, in the case of Intermediate New York Municipal Portfolio, New York state and local taxes).

NAV RETURNS AS OF MARCH 31, 2018 (unaudited)

	6 Months	12 Months
AB INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO
Class A Shares	-0.98%	0.83%
Class C Shares	-1.35%	0.07%
Advisor Class Shares[1]	-0.86%	1.08%
Bloomberg Barclays 5-Year GO Municipal Bond Index	-1.39%	0.40%
Lipper California Intermediate Municipal Debt Funds Average	-0.62%	1.95%

	6 Months	12 Months
AB INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO
Class A Shares	-1.22%	0.56%
Class B Shares[2]	-1.71%	-0.34%
Class C Shares	-1.66%	-0.26%
Advisor Class Shares[1]	-1.17%	0.74%
Bloomberg Barclays 5-Year GO Municipal Bond Index	-1.39%	0.40%
Lipper Intermediate Municipal Debt Funds Average	-0.71%	1.88%

1	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

2	Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

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NAV RETURNS AS OF MARCH 31, 2018 (unaudited)

	6 Months	12 Months
AB INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO
Class A Shares	-1.20%	0.62%
Class B Shares[2]	-1.67%	-0.47%
Class C Shares	-1.57%	-0.14%
Advisor Class Shares[1]	-1.08%	0.95%
Bloomberg Barclays 5-Year GO Municipal Bond Index	-1.39%	0.40%
Lipper New York Intermediate Municipal Debt Funds Average	-0.82%	1.40%

1	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

2	Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

INVESTMENT RESULTS

The preceding tables show performance for each Portfolio compared to its benchmark, the Bloomberg Barclays 5-Year General Obligation (“GO”) Municipal Bond Index, for the six- and 12-month periods ended March 31, 2018. The table also includes performance for each Portfolios’ peer group, as represented by the Lipper California Intermediate Municipal Debt Funds Average for the Intermediate California Municipal Portfolio, the Lipper Intermediate Municipal Debt Funds Average for the Intermediate Diversified Municipal Portfolio and the Lipper New York Intermediate Municipal Debt Funds for the Intermediate New York Municipal Portfolio. Funds in each Lipper Average have generally similar investment objectives to the Portfolios, although some of the funds have different investment policies, sales and management fees and fund expenses.

All share classes of the Intermediate California Municipal Portfolio outperformed the benchmark for the six-month period, before sales charges; for the 12-month period Class A and Advisor Class shares outperformed, Class C shares underperformed; Class B and C shares of the Intermediate Diversified Municipal Portfolio and the Intermediate New York Municipal Portfolio underperformed the benchmark for both periods, Class A and Advisor Class shares outperformed. All share classes of the Portfolios underperformed their respective Lipper Averages for both periods.

During the six-month period, an overweight to short- and long-maturity bonds detracted from relative performance as the yield curve flattened. Over the 12-month period, yield-curve positioning contributed, because of an overweight to the nine- to 12-year part of the yield curve. Sector positioning also contributed, as an underweight to general obligation bonds and overweight to revenue bonds added to performance. A modest position in Treasuries slightly detracted, as municipal bonds outperformed Treasuries.

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Versus their Lipper Averages, the Portfolios trailed their peers as they had less lower-rated securities and fewer callable bonds that performed well, particularly over the 12-month period, as the slope of the yield curve flattened.

The Portfolios utilized derivatives in the form of credit default swaps for investment purposes, which had no material impact on absolute returns for both periods; the Intermediate New York Municipal and Intermediate Diversified Municipal Portfolios also utilized interest rate swaps during the 12-month period for hedging purposes, which had no material impact on returns.

MARKET REVIEW AND INVESTMENT STRATEGY

Against the backdrop of three interest rate hikes by the US Federal Reserve (the “Fed”) and concerns about tax reform, municipals remained resilient throughout 2017 and outperformed US Treasuries. Yields jumped in January and the first half of February of 2018; the 10-year AAA municipal yield rose 50 basis points during that period, before declining modestly and ending the reporting period 44 basis points higher than at the end of 2017. Over the 12-month period, as the Fed again raised the fed funds rate, short-maturity yields increased significantly more than intermediate- and long-maturity yields. For example, AAA-rated two-year yields increased 63 basis points while AAA-rated 30-year yields actually fell 10 basis points. After record municipal supply in December 2017, new issuance remained light, giving support to prices into the first months of 2018.

The Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of March 31, 2018, the Portfolios’ percentages of investments in municipal bonds that are insured and insured municipal bonds that have been pre-refunded or escrowed to maturity were 3.92% and 0.47%, respectively, for Intermediate California Municipal Portfolio; 4.05% and 0.02%, respectively, for Intermediate Diversified Municipal Portfolio and 3.51% and 0.00%, respectively, for Intermediate New York Municipal Portfolio.

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INVESTMENT POLICIES

As a matter of fundamental policy, the Portfolios, under normal circumstances, invest at least 80% of their net assets in municipal securities (and, in the case of the Intermediate California and Intermediate New York Municipal Portfolios, municipal securities issued by the State of California or the State of New York, or their political subdivisions, or otherwise exempt from California or New York state income tax, respectively). The Intermediate Diversified Municipal Portfolio invests no more than 25% of its total assets in municipal securities of issuers located in any one state. Each of the Portfolios invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. The Portfolios may invest up to 20% of their total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”).

The Portfolios may invest, without limit, in revenue bonds, which generally do not have the pledge of the credit of the issuer. The Portfolios may invest, without limit, in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type). Each of the Portfolios may invest up to 20% of their net assets in fixed-income securities of US issuers that are not municipal securities if, in the Adviser’s opinion, these securities will enhance the after-tax return for investors. The Portfolios may use derivatives, such as options, futures contracts, forward contracts and swaps. In managing the Portfolios, the Adviser may use interest rate forecasting to estimate the best level of interest rate risk at a given time.

Each Portfolio seeks to maintain an effective duration of three and one-half years to seven years under normal market conditions. Within the ranges described in the prospectus, the Adviser may moderately shorten the average duration of the Portfolios when it expects interest rates to rise and modestly lengthen average duration when it anticipates that interest rates will fall.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays 5-Year GO Municipal Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays 5-Year GO Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four-to-six years. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds and notes. The Portfolios may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolios’ investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolios will experience increased interest rate risk to the extent they invest in fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from a Portfolio that invests largely in fixed-income securities.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell and less liquid.

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will

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DISCLOSURES AND RISKS (continued)

decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years would be expected to decrease in value by approximately 3% if interest rates increase by 1%. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. To the extent the Portfolios invest in a particular state’s municipal securities, they may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes and earthquakes. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, recent tax law changes could have a material impact on the value of municipal securities. Changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The Portfolios may invest in municipal securities of issuers in Puerto Rico or other US territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other US issuers of municipal securities. Like many US states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

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DISCLOSURES AND RISKS (continued)

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Non-Diversification Risk: Concentration of investments in a small number of securities tends to increase risk. The Intermediate California and Intermediate New York Municipal Portfolios may have more risk because they are “non-diversified”, meaning that they can invest more of their assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolios’ net asset value (“NAV”).

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolios are subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

Redemption Risk: The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Derivatives Risk: The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve

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DISCLOSURES AND RISKS (continued)

leverage, which can make the Portfolios more volatile and can compound other risks. Use of derivatives may have different tax consequences on the Portfolios than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The US government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or many not produce the desired results. In some cases, derivatives and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Market Risk: The Portfolios are subject to market risk, which is the risk that bond prices in general may decline over short or extended periods. In the past decade, financial markets in the United States and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may continue, worsen, or spread. The US government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates low. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Further Federal Reserve or other US or non-US governmental or central bank actions, including interest rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invest.

In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

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DISCLOSURES AND RISKS (continued)

Tax Risk: There is no guarantee that the income on the Portfolios’ municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable. The US Congress has considered changes to US federal tax law that would, if enacted, have a negative impact on certain types of municipal securities, such as private activity bonds, or would otherwise make investments in municipal bonds less attractive.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

These risks are fully discussed in the Portfolios’ prospectus. As with all investments, you may lose money by investing in the Portfolios.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

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DISCLOSURES AND RISKS (continued)

All fees and expenses related to the operation of the Portfolios have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 3.00% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4) and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2018 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]
CLASS A SHARES			1.36%	2.41%
1 Year	0.83%	-2.21%
5 Years	1.00%	0.38%
10 Years	2.48%	2.17%
CLASS C SHARES			0.66%	1.17%
1 Year	0.07%	-0.92%
5 Years	0.26%	0.26%
10 Years	1.75%	1.75%
ADVISOR CLASS SHARES[3]			1.65%	2.93%
1 Year	1.08%	1.08%
Since Inception[4]	-0.36%	-0.36%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.74%, 1.50% and 0.47% for Class A, Class C and Advisor Class shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2018.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3	This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

4	Inception date: 7/25/2016.

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HISTORICAL PERFORMANCE (continued)

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2018 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-2.21%
5 Years	0.38%
10 Years	2.17%
CLASS C SHARES
1 Year	-0.92%
5 Years	0.26%
10 Years	1.75%
ADVISOR CLASS SHARES[1]
1 Year	1.08%
Since Inception[2]	-0.36%

1	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

2	Inception date: 7/25/2016.

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HISTORICAL PERFORMANCE

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2018 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]
CLASS A SHARES			1.50%	2.31%
1 Year	0.56%	-2.44%
5 Years	0.99%	0.37%
10 Years	2.46%	2.15%
CLASS B SHARES			0.71%	1.09%
1 Year	-0.34%	-3.30%
5 Years	0.20%	0.20%
10 Years[3]	2.03%	2.03%
CLASS C SHARES			0.81%	1.25%
1 Year	-0.26%	-1.25%
5 Years	0.24%	0.24%
10 Years	1.73%	1.73%
ADVISOR CLASS SHARES[4]			1.80%	2.77%
1 Year	0.74%	0.74%
Since Inception[5]	1.41%	1.41%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.73%, 1.53%, 1.49% and 0.48% for Class A, Class B, Class C and Advisor Class shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2018.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3	Assumes conversion of Class B shares into Class A shares after six years.

4	This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

5	Inception date: 6/26/2015.

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HISTORICAL PERFORMANCE (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2018 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-2.44%
5 Years	0.37%
10 Years	2.15%
CLASS B SHARES
1 Year	-3.30%
5 Years	0.20%
10 Years[1]	2.03%
CLASS C SHARES
1 Year	-1.25%
5 Years	0.24%
10 Years	1.73%
ADVISOR CLASS SHARES[2]
1 Year	0.74%
Since Inception[3]	1.41%

1	Assumes conversion of Class B shares into Class A shares after six years.

2	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

3	Inception date: 6/26/2015.

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HISTORICAL PERFORMANCE

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2018 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]
CLASS A SHARES			1.51%	2.55%
1 Year	0.62%	-2.39%
5 Years	1.06%	0.44%
10 Years	2.48%	2.17%
CLASS B SHARES			0.44%	0.74%
1 Year	-0.47%	-3.43%
5 Years	0.22%	0.22%
10 Years[3]	2.05%	2.05%
CLASS C SHARES			0.81%	1.37%
1 Year	-0.14%	-1.12%
5 Years	0.32%	0.32%
10 Years	1.74%	1.74%
ADVISOR CLASS SHARES[4]			1.81%	3.05%
1 Year	0.95%	0.95%
Since Inception[5]	-0.37%	-0.37%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.73%, 1.90%, 1.48% and 0.47% for Class A, Class B, Class C and Advisor Class shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2018.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3	Assumes conversion of Class B shares into Class A shares after six years.

4	This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

5	Inception date: 7/25/2016.

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HISTORICAL PERFORMANCE (continued)

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2018 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-2.39%
5 Years	0.44%
10 Years	2.17%
CLASS B SHARES
1 Year	-3.43%
5 Years	0.22%
10 Years[1]	2.05%
CLASS C SHARES
1 Year	-1.12%
5 Years	0.32%
10 Years	1.74%
ADVISOR CLASS SHARES[2]
1 Year	0.95%
Since Inception[3]	-0.37%

1	Assumes conversion of Class B shares into Class A shares after six years.

2	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

3	Inception date: 7/25/2016.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

California Municipal Portfolio

	Beginning Account Value October 1, 2017	Ending Account Value March 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$990.20	$3.67	0.74%
Hypothetical**	$1,000	$1,021.24	$3.73	0.74%

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EXPENSE EXAMPLE (continued)

(unaudited)

	Beginning Account Value October 1, 2017	Ending Account Value March 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio*
Class C
Actual	$1,000	$986.50	$7.38	1.49%
Hypothetical**	$1,000	$1,017.50	$7.49	1.49%
Advisor Class
Actual	$1,000	$991.40	$2.43	0.49%
Hypothetical**	$1,000	$1,022.49	$2.47	0.49%

Diversified Municipal Portfolio

	Beginning Account Value October 1, 2017	Ending Account Value March 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$987.80	$3.57	0.72%
Hypothetical**	$1,000	$1,021.34	$3.63	0.72%
Class B
Actual	$1,000	$982.90	$7.71	1.56%
Hypothetical**	$1,000	$1,017.15	$7.85	1.56%
Class C
Actual	$1,000	$983.40	$7.27	1.47%
Hypothetical**	$1,000	$1,017.60	$7.39	1.47%
Advisor Class
Actual	$1,000	$988.30	$2.33	0.47%
Hypothetical**	$1,000	$1,022.59	$2.37	0.47%

New York Municipal Portfolio

	Beginning Account Value October 1, 2017	Ending Account Value March 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$988.00	$3.62	0.73%
Hypothetical**	$1,000	$1,021.29	$3.68	0.73%
Class B
Actual	$1,000	$983.30	$9.05	1.83%
Hypothetical**	$1,000	$1,015.81	$9.20	1.83%
Class C
Actual	$1,000	$984.30	$7.32	1.48%
Hypothetical**	$1,000	$1,017.55	$7.44	1.48%
Advisor Class
Actual	$1,000	$989.20	$2.38	0.48%
Hypothetical**	$1,000	$1,022.54	$2.42	0.48%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 19

PORTFOLIO SUMMARY

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

March 31, 2018 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,305.5

1	All data are as of March 31, 2018. The Portfolio’s quality rating breakdown is expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

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PORTFOLIO SUMMARY

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

March 31, 2018 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $7,169.4

1	All data are as of March 31, 2018. The Portfolio’s quality rating breakdown and state breakdown are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using S&P, Moody’s and Fitch. The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

2	“Other” represents less than 2.2% in 28 different states, District of Columbia and Puerto Rico.

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 21

PORTFOLIO SUMMARY

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

March 31, 2018 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,833.3

1	All data are as of March 31, 2018. The Portfolio’s quality rating breakdown and state breakdown are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the S&P, Moody’s and Fitch. The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

2	“Other” represents less than 0.3% in five different states and District of Columbia.

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PORTFOLIO OF INVESTMENTS

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

March 31, 2018 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 100.9%
Long-Term Municipal Bonds – 99.3%
California – 86.2%
Abag Finance Authority for Nonprofit Corps. (Odd Fellows Home of California) Series 2012A 5.00%, 4/01/20-4/01/22	$2,000	$2,176,020
Anaheim Public Financing Authority (City of Anaheim CA Lease) Series 2014A 5.00%, 5/01/21-5/01/24	4,050	4,534,293
Bay Area Toll Authority Series 2009F-1 5.00%, 4/01/22 (Pre-refunded/ETM)	14,975	15,493,434
Series 2012 5.00%, 4/01/24-4/01/25	13,845	15,503,055
Bay Area Water Supply & Conservation Agency Series 2013A 5.00%, 10/01/25	4,710	5,376,041
Brea Redevelopment Agency Series 2017A 5.00%, 8/01/31	1,605	1,891,605
California Econ Recovery Series 2009A 5.00%, 7/01/18 (Pre-refunded/ETM)	12,420	12,529,047
5.00%, 7/01/20 (Pre-refunded/ETM)	22,500	23,461,200
California Educational Facilities Authority (Claremont Mckenna College) Series 2015A 5.00%, 1/01/27	1,300	1,550,705
California Educational Facilities Authority (University of the Pacific) Series 2015 5.00%, 11/01/28	1,545	1,762,011
California Health Facilities Financing Authority (Cedars-Sinai Medical Center) Series 2015 5.00%, 11/15/27-11/15/29	19,500	23,151,610
California Health Facilities Financing Authority (Children’s Hospital Los Angeles) Series 2017A 5.00%, 8/15/32	1,215	1,399,243
California Health Facilities Financing Authority (Kaiser Foundation Hospitals) Series 2017P 5.00%, 11/01/32	7,370	8,394,798

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 23

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

California Health Facilities Financing Authority (Sutter Health Obligated Group) Series 2018A 5.00%, 11/15/23-11/15/29(a)	$11,365	$13,407,570
California Infrastructure & Economic Development Bank Series 2016 4.00%, 10/01/18	2,460	2,492,251
California Infrastructure & Economic Development Bank (Broad Collection (The)) Series 2011A 5.00%, 6/01/21	20,650	22,758,365
California Infrastructure & Economic Development Bank (California Infrastructure & Economic Development Bank SRF) 5.00%, 10/01/22-10/01/32	15,680	18,849,124
Series 2017 5.00%, 10/01/24	5,000	5,909,300
California Infrastructure & Economic Development Bank (Segerstrom Center for the Arts) Series 2016 5.00%, 7/01/26	2,370	2,795,344
Series 2016B 5.00%, 7/01/23	12,760	14,445,724
California Municipal Finance Authority (Rocketship Education Obligated Group) Series 2015A 4.25%, 3/01/28(b)(c)	1,900	1,925,175
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 7/01/27(c)	4,000	4,358,080
California School Finance Authority (Rocketship Education Obligated Group) Series 2016A 5.00%, 6/01/31(b)(c)	1,000	1,048,350
California State Public Works Board Series 2009E 5.00%, 4/01/21 (Pre-refunded/ETM)	5,890	6,090,967
5.00%, 4/01/22 (Pre-refunded/ETM)	4,935	5,103,382
Series 2011G 5.00%, 12/01/23 (Pre-refunded/ETM)	1,545	1,721,115

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

California State Public Works Board (California State Public Works Board Lease) Series 2014A 5.00%, 9/01/30	$11,220	$12,750,857
Series 2014B 5.00%, 10/01/29	4,445	5,072,990
Series 2017H 5.00%, 4/01/30-4/01/32	5,270	6,180,286
AMBAC Series 1993A 5.00%, 12/01/19	1,380	1,430,591
California State University Series 2010A 5.00%, 11/01/24	1,490	1,588,996
Series 2011A 5.25%, 11/01/26	5,500	6,148,450
Series 2012A 5.00%, 11/01/26	10,930	12,342,047
Series 2014A 5.00%, 11/01/28	16,650	19,412,568
California Statewide Communities Development Authority (CHF-Irvine LLC) Series 2017A 5.00%, 5/15/29	1,210	1,401,737
Central Coast Water Authority Series 2016 5.00%, 10/01/18	1,040	1,057,971
City & County of San Francisco CA Series 2018B 5.00%, 6/15/19(a)	3,370	3,510,495
City & County of San Francisco CA COP Series 2015R 5.00%, 9/01/21-9/01/24	7,405	8,356,009
City of Hayward CA COP Series 2015 5.00%, 11/01/20-11/01/23	9,255	10,333,264
City of Long Beach CA Harbor Revenue Series 2010A 5.00%, 5/15/22-5/15/25	16,895	18,063,312
Series 2010B 5.00%, 5/15/21	6,500	6,955,195
Series 2015A 4.00%, 5/15/18	2,145	2,151,285

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 25

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

City of Los Angeles CA Wastewater System Revenue Series 2012C 5.00%, 6/01/23	$2,765	$3,106,312
Series 2017A 5.00%, 6/01/30	4,800	5,759,520
City of Los Angeles Department of Airports Series 2017A 5.00%, 5/15/28-5/15/29	4,015	4,665,665
City of Los Angeles Department of Airports (Los Angeles Intl Airport) Series 2009A 5.25%, 5/15/23-5/15/24	15,955	16,593,040
Series 2010A 5.00%, 5/15/23-5/15/25	25,915	27,656,782
Series 2010D 5.00%, 5/15/23	5,000	5,337,200
City of Riverside CA Sewer Revenue Series 2015A 5.00%, 8/01/27-8/01/30	5,320	6,195,818
City of Roseville CA Series 2017A 5.00%, 9/01/28-9/01/30(b)	2,305	2,640,106
City of Roseville CA (HP Campus Oaks Community Facilities District No 1) Series 2016 5.00%, 9/01/31(b)	1,170	1,250,239
City of San Francisco CA Public Utilities Commission Wastewater Revenue Series 2013B 5.00%, 10/01/25	4,000	4,520,720
City of San Francisco CA Public Utilities Commission Water Revenue Series 2009A 5.00%, 11/01/28 (Pre-refunded/ETM)	2,000	2,106,780
Series 2011A 5.00%, 11/01/25 (Pre-refunded/ETM)	11,320	12,590,330
Series 2017E 5.00%, 11/01/26	2,130	2,593,850
City of San Jose CA Airport Revenue Series 2014A 5.00%, 3/01/25	3,600	4,066,308
Contra Costa Transportation Authority (Contra Costa Transportation Authority Sales Tax) Series 2015A 5.00%, 3/01/22	3,000	3,365,760

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2017A 5.00%, 3/01/30	$1,250	$1,496,013
Cotati-Rohnert Park Unified School District AGM Series 2015B 5.00%, 8/01/21	3,000	3,309,690
County of San Diego CA (Sanford Burnham Prebys Medical Discovery Institute) Series 2015A 5.00%, 11/01/21	1,725	1,900,916
Desert Sands Unified School District Series 2015 5.00%, 8/01/21	1,680	1,859,743
Dublin Unified School District Series 2016A 5.00%, 8/01/18	2,845	2,878,116
East Bay Municipal Utility District Water System Revenue Series 2017B 5.00%, 6/01/28	5,195	6,328,341
Fontana Redevelopment Agency Successor Agency Series 2017A 5.00%, 10/01/29-10/01/31	8,750	10,467,747
Fremont Community Facilities District No. 1 Series 2015 5.00%, 9/01/27(b)	1,000	1,129,860
Golden State Tobacco Securitization Corp. Series 2017A 4.00%, 6/01/18	5,720	5,743,052
5.00%, 6/01/19-6/01/20	11,585	12,082,449
Hayward Area Recreation and Park District Series 2017A 5.00%, 8/01/19	3,330	3,482,148
Lake Elsinore Public Financing Authority Series 2015 5.00%, 9/01/21-9/01/23(b)	1,675	1,848,598
Long Beach Bond Finance Authority (Aquarium of the Pacific) Series 2012 5.00%, 11/01/23	4,025	4,441,306
Long Beach Unified School District Series 2009A 5.00%, 8/01/18	9,845	9,959,596

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2010A 5.00%, 8/01/25	$1,000	$1,074,740
Los Angeles Community College District/CA Series 2015A 5.00%, 8/01/25	5,000	5,854,850
Los Angeles County Metropolitan Transportation Authority (Los Angeles County Metropolitan Transportation Authority Sales Tax) Series 2010A 5.00%, 7/01/21	2,000	2,148,820
Series 2017A 5.00%, 7/01/25	5,750	6,860,727
Los Angeles Department of Water Series 2012C 5.00%, 7/01/23	1,540	1,734,410
Series 2018A 5.00%, 7/01/31	1,345	1,614,820
Los Angeles Department of Water & Power PWR Series 2013A 5.00%, 7/01/21	1,505	1,661,595
Series 2014B 5.00%, 7/01/27	2,190	2,516,573
Series 2014C 5.00%, 7/01/26	11,725	13,645,203
Los Angeles Unified School District/CA Series 2014C 5.00%, 7/01/27	10,365	12,055,842
Series 2016A 5.00%, 7/01/24-7/01/27	35,000	41,300,929
Series 2018B 5.00%, 7/01/29	9,020	10,950,460
Mammoth Unified School District/CA NATL Series 1998 Zero Coupon, 8/01/21-8/01/22	2,100	1,926,879
Metropolitan Water District of Southern California Series 1993 5.75%, 8/10/18	2,600	2,639,182
Series 1993A 5.75%, 7/01/21 (Pre-refunded/ETM)	710	799,893
5.75%, 7/01/21	1,775	1,891,422
Series 2012C 5.00%, 7/01/19	4,085	4,263,106

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Natomas Unified School District BAM Series 2014 5.00%, 8/01/22-8/01/23	$4,950	$5,609,750
Northern California Power Agency Series 2012A 5.00%, 7/01/25-7/01/27	3,980	4,452,667
Oakland Unified School District/Alameda County Series 2015A 5.00%, 8/01/23	1,575	1,814,337
Series 2016 5.00%, 8/01/27	2,405	2,886,433
Orange County Sanitation District COP Series 2009A 5.00%, 2/01/19	4,690	4,825,635
5.00%, 2/01/20 (Pre-refunded/ETM)	1,890	1,944,810
Palm Desert Redevelopment Agency Successor Agency BAM Series 2017A 5.00%, 10/01/24	1,000	1,164,640
Palomar Health Series 2016 4.00%, 11/01/19	625	638,625
Peralta Community College District Series 2014A 5.00%, 8/01/28	1,820	2,101,991
Pittsburg Successor Agency Redevelopment Agency AGM Series 2016A 5.00%, 9/01/27	2,785	3,234,471
Port of Los Angeles Series 2011B 5.00%, 8/01/23	2,500	2,754,675
Series 2014A 5.00%, 8/01/26-8/01/27	2,565	2,928,581
Port of Oakland Series 2012P 5.00%, 5/01/22-5/01/25	16,945	18,726,237
Series 2017E 5.00%, 11/01/19	3,910	4,113,750
Series 2017F 5.00%, 11/01/18	5,000	5,099,650
Riverside County Public Financing Authority (Riverside County Public Financing Authority Lease) Series 2015 5.00%, 11/01/28	3,395	3,924,280

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Riverside County Transportation Commission (Riverside County Transportation Commission Sales Tax) Series 2017B 5.00%, 6/01/31-6/01/33	$33,100	$39,383,192
Romoland School District Series 2015 5.00%, 9/01/23(b)	955	1,074,595
Sacramento City Financing Authority (Sacramento City Financing Authority Lease) Series 1993B 5.40%, 11/01/20	1,080	1,137,478
Sacramento City Unified School District/CA Series 2011 5.00%, 7/01/24	4,945	5,438,115
Sacramento County Sanitation Districts Financing Authority AMBAC Series 2001 5.50%, 12/01/21	1,175	1,328,338
Sacramento Municipal Utility District Series 2012Y 5.00%, 8/15/25	4,555	5,137,812
Sacramento Regional Transit District Series 2012 5.00%, 3/01/24 (Pre-refunded/ETM)(b)	370	397,628
5.00%, 3/01/24	630	675,184
San Diego County Water Authority COP AGM Series 2008A 5.00%, 5/01/19	1,460	1,463,825
5.00%, 5/01/24 (Pre-refunded/ETM)	4,860	4,873,657
San Diego County Water Authority Financing Corp. Series 2015 5.00%, 5/01/21	1,000	1,100,120
Series 2016S 5.00%, 5/01/21	10,665	11,689,480
AGM Series 2008A 5.00%, 5/01/19 (Pre-refunded/ETM)	1,335	1,338,751
San Diego Public Facilities Financing Authority Sewer Revenue Series 2009B 5.00%, 5/15/18	20,615	20,703,644
5.00%, 5/15/21 (Pre-refunded/ETM)	14,905	15,480,333
Series 2015 5.00%, 5/15/22	4,785	5,397,958

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

San Diego Public Facilities Financing Authority Water Revenue Series 2016B 5.00%, 8/01/18	$1,000	$1,012,010
San Francisco City & County Airport Comm-San Francisco International Airport Series 2011S 5.00%, 5/01/25 (Pre-refunded/ETM)(b)	855	937,773
5.00%, 5/01/25	2,145	2,346,887
San Francisco City & County Airport Comm-San Francisco International Airport (San Francisco Intl Airport) Series 2011 5.25%, 5/01/18	4,655	4,668,779
Series 2011C 5.00%, 5/01/21	3,900	4,240,197
Series 2016S 5.00%, 5/01/26	3,810	4,527,232
San Francisco City & County Redevelopment Agency Successor Agency (Mission Bay South Public Imp) Series 2013A 5.00%, 8/01/19-8/01/24(b)	3,855	4,242,918
San Francisco City & County Redevelopment Agency Successor Agency (Successor Agency to the Redev of San Francisco – Mission Bay South) Series 2016B 5.00%, 8/01/26	1,070	1,269,951
San Joaquin Delta Community College District Series 2015A 5.00%, 8/01/20-8/01/22	3,685	4,039,448
Saugus/Hart School Facilities Financing Authority (Saugus Union School District Community Facilities District No 06-01) Series 2016 5.00%, 9/01/29-9/01/30(b)	2,365	2,665,609
Simi Valley Unified School District Series 2017 5.00%, 8/01/18-8/01/19	2,375	2,449,171
South Placer Wastewater Authority/CA Series 2011C 5.00%, 11/01/19-11/01/20	5,520	5,866,684

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Southern California Public Power Authority (Los Angeles Department of Water & Power PWR) Series 2010 5.00%, 7/01/22-7/01/25	$12,235	$12,991,506
Series 2014A 5.00%, 7/01/30	1,000	1,152,410
Southwestern Community College District Series 2015 5.00%, 8/01/20-8/01/25	14,850	17,184,960
State of California Series 2013 5.00%, 10/01/20-9/01/28	29,390	32,265,667
Series 2014 5.00%, 12/01/22-5/01/29	23,385	26,726,864
Series 2015 5.00%, 3/01/21	17,455	19,063,129
Series 2015B 5.00%, 9/01/24	3,330	3,886,809
Series 2017 5.00%, 11/01/22-8/01/27	13,545	15,812,581
State of California Department of Water Resources Series 2011A 5.00%, 12/01/20 (Pre-refunded/ETM)(b)	50	54,288
5.00%, 12/01/20	1,745	1,897,496
Series 2014A 4.00%, 12/01/18	2,715	2,762,160
5.00%, 12/01/27 (Pre-refunded/ETM)	5,690	6,649,562
Series 2016A 5.00%, 12/01/18	1,140	1,167,269
State of California Department of Water Resources Power Supply Revenue Series 2008K 5.00%, 5/01/18	18,145	18,196,713
Series 2010L 5.00%, 5/01/20	13,940	14,913,570
Series 2011N 5.00%, 5/01/20	4,210	4,504,026
Stockton Unified School District Series 2016 5.00%, 8/01/28	7,770	9,070,853
Sweetwater Union High School District BAM Series 2014 5.00%, 8/01/28-8/01/29	7,980	9,009,104

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

University of California Series 2009O 5.25%, 5/15/39 (Pre-refunded/ETM)	$2,785	$2,898,600
Series 2009Q 5.25%, 5/15/22	155	155,671
Series 2010U 5.00%, 5/15/24	4,215	4,503,812
Series 2012G 5.00%, 5/15/25 (Pre-refunded/ETM)(b)	4,625	5,188,094
5.00%, 5/15/25	5,375	6,038,490
Series 2013A 5.00%, 5/15/48	4,685	5,375,054
Series 2014A 5.00%, 5/15/28	1,000	1,156,920
Series 2015A 5.00%, 5/15/20-5/15/24	4,780	5,355,832
Series 2015I 5.00%, 5/15/21	2,900	3,192,030
Series 2017A 5.00%, 5/15/27-5/15/31	35,375	43,056,965
Series 2017M 5.00%, 5/15/30-5/15/32	7,010	8,415,324
Vacaville Unified School District BAM Series 2015C 5.00%, 8/01/20-8/01/22	2,390	2,626,600
Vista Unified School District Series 2015 5.00%, 8/01/20	2,100	2,263,464

		1,125,842,442

Alabama – 0.7%
Black Belt Energy Gas District (Goldman Sachs Group, Inc. (The)) Series 2018A 4.00%, 12/01/48	8,000	8,579,200

Arizona – 0.1%
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017B 4.00%, 10/01/23(b)(c)	1,700	1,705,610

Colorado – 0.5%
City & County of Denver CO (United Airlines, Inc.) Series 2017 5.00%, 10/01/32	3,000	3,243,390

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2011A 5.75%, 11/15/20	$1,700	$1,863,523
Denver Urban Renewal Authority (Stapleton Development Corp.) Series 2013A 5.00%, 12/01/20	1,625	1,753,310

		6,860,223

Connecticut – 1.2%
State of Connecticut Series 2018B 5.00%, 4/15/26-4/15/28(a)	13,755	15,515,379

Florida – 0.3%
County of Miami-Dade FL Aviation Revenue Series 2009A 5.75%, 10/01/21	1,055	1,116,496
Miami-Dade County Expressway Authority Series 2013A 5.00%, 7/01/21	1,280	1,400,435
New River Community Development District Series 2006B 5.00%, 5/01/13(b)(d)(e)(f)(g)	405	– 0	–
Sarasota County Health Facilities Authority (Village On the Isle) Series 2017B 2.70%, 1/01/22	1,100	1,097,250

		3,614,181

Illinois – 4.1%
Chicago Board of Education Series 2017F 5.00%, 12/01/24	6,000	6,369,120
Metropolitan Pier & Exposition Authority Series 2012B 5.00%, 12/15/28	2,185	2,260,033
Series 2017B 5.00%, 12/15/26	3,250	3,543,995
State of Illinois Series 2006A 5.00%, 6/01/21	1,000	1,043,860
Series 2012 5.00%, 8/01/18-8/01/21	9,950	10,218,898
Series 2013 5.00%, 7/01/20-7/01/22	3,870	4,017,925

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2014 5.00%, 2/01/21	$3,365	$3,497,783
Series 2016 5.00%, 1/01/21-11/01/24	4,935	5,132,972
Series 2017D 5.00%, 11/01/23-11/01/24	13,000	13,587,067
Village of Bolingbrook IL (Village of Bolingbrook IL Sales Tax) Series 2005 6.00%, 1/01/26(b)	4,450	4,331,541

		54,003,194

Massachusetts – 0.7%
Commonwealth of Massachusetts NATL Series 2000E 2.551%, 12/01/30(h)	6,075	6,057,261
NATL Series 2000G 2.476%, 12/01/30(h)	2,200	2,193,576
Massachusetts Development Finance Agency (UMass Memorial Health Care Obligated Group) Series 2016 5.00%, 7/01/27	1,055	1,206,403

		9,457,240

New Jersey – 2.9%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2017D 5.00%, 6/15/29	2,000	2,179,900
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 6/15/27-6/15/29	8,070	8,907,383
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2012A 5.00%, 6/15/21	2,870	3,065,504
Series 2013A 5.00%, 12/15/19-6/15/20	23,060	24,204,184

		38,356,971

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New York – 0.4%
New York State Energy Research & Development Authority (Consolidated Edison Co. of New York, Inc.) AMBAC Series 2001B 2.589%, 10/01/36(h)	$5,550	$5,327,611

Ohio – 0.2%
Ohio Air Quality Development Authority (FirstEnergy Generation LLC) Series 2009D 4.25%, 8/01/29	920	804,770
Ohio Air Quality Development Authority (FirstEnergy Nuclear Generation LLC) Series 2009A 4.375%, 6/01/33	100	87,457
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Corp.) Series 2016B 4.375%, 6/01/33	1,125	983,891

		1,876,118

Pennsylvania – 0.2%
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 7/01/22-7/01/24	2,815	3,079,016

Texas – 1.2%
City of Houston TX Airport System Revenue Series 2011A 5.00%, 7/01/19	10,290	10,686,680
Mission Economic Development Corp. (Natgasoline LLC) Series 2016A 5.75%, 10/01/31(c)	1,140	1,185,794
Series 2016B 5.75%, 10/01/31(c)	1,935	2,012,729
North Texas Tollway Authority Series 2015A 5.00%, 1/01/23	1,915	2,143,325

		16,028,528

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

West Virginia – 0.1%
West Virginia Hospital Finance Authority (West Virginia University Health System Obligated Group) AGM Series 2004C 2.34%, 2/15/34(h)	$1,000	$936,390

Wisconsin – 0.5%
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016A 5.00%, 1/01/24	5,335	5,899,870

Total Long-Term Municipal Bonds (cost $1,280,976,262)		1,297,081,973

Short-Term Municipal Notes – 1.6%
California – 1.6%
County of Los Angeles CA Series 2017 5.00%, 6/29/18	19,080	19,241,798
County of Riverside CA Series 2017 2.00%, 6/29/18	1,250	1,251,600

Total Short-Term Municipal Notes (cost $20,519,624)		20,493,398

Total Municipal Obligations (cost $1,301,495,886)		1,317,575,371

SHORT-TERM INVESTMENTS – 0.1%
Time Deposit – 0.1%
State Street Time Deposit 0.28%, 4/02/18 (cost $902,750)	903	902,750

Total Investments – 101.0% (cost $1,302,398,636)		1,318,478,121
Other assets less liabilities – (1.0)%		(13,012,748)

Net Assets – 100.0%		$1,305,465,373

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Credit Suisse International
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00%	Monthly	3.17%	USD	1,677	$(73,397)	$(100,840)	$27,443
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	3.17	USD	779	(34,094)	(31,903)	(2,191)
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	3.17	USD	1,588	(69,413)	(89,875)	20,462
Deutsche Bank AG
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	3.17	USD	1,793	(78,474)	(108,292)	29,818
Goldman Sachs International
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	3.17	USD	669	(29,280)	(38,804)	9,524
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	3.17	USD	671	(29,367)	(36,412)	7,045
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	3.17	USD	939	(41,149)	(37,427)	(3,722)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	3.17	USD	262	(11,467)	(10,783)	(684)

						$(366,641)	$(454,336)	$87,695

*	Termination date

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PORTFOLIO OF INVESTMENTS (continued)

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(a)	When-Issued or delayed delivery security.

(b)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2018, the aggregate market value of these securities amounted to $12,235,738 or 0.9% of net assets.

(d)	Defaulted matured security.

(e)	Non-income producing security.

(f)	Illiquid security.

(g)	Fair valued by the Adviser.

(h)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of March 31, 2018 and the aggregate market value of these securities amounted to $14,514,838 or 1.11% of net assets.

As of March 31, 2018, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 3.9% and 0.5%, respectively.

Glossary:

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

BAM – Build American Mutual

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

COP – Certificate of Participation

ETM – Escrowed to Maturity

NATL – National Interstate Corporation

SRF – State Revolving Fund

See notes to financial statements.

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PORTFOLIO OF INVESTMENTS

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

March 31, 2018 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 99.7%
Long-Term Municipal Bonds – 94.2%
Alabama – 0.6%
Alabama Federal Aid Highway Finance Authority Series 2012 5.00%, 9/01/24 (Pre-refunded/ETM)	$18,230	$20,494,895
Series 2015 5.00%, 9/01/25	1,390	1,608,008
Alabama Public School & College Authority Series 2014B 5.00%, 1/01/22	3,200	3,547,008
Birmingham Airport Authority (Birmingham-Shuttlesworth Intl Airport) AGM Series 2010 6.00%, 7/01/21	5,510	6,008,986
Water Works Board of the City of Birmingham (The) Series 2010A 5.00%, 1/01/21-1/01/22	13,295	14,380,588

		46,039,485

Alaska – 0.8%
Municipality of Anchorage AK Series 2015B 5.00%, 9/01/21-9/01/24	12,935	14,540,137
Series 2015C 5.00%, 9/01/22-9/01/24	7,370	8,372,713
Series 2015D 5.00%, 9/01/21	3,565	3,919,611
State of Alaska Series 2016A 5.00%, 8/01/22-8/01/27	26,905	31,042,120

		57,874,581

Arizona – 2.0%
Arizona Board of Regents COP (University of Arizona COP) Series 2012C 5.00%, 6/01/25	2,365	2,617,937
Arizona Department of Transportation State Highway Fund Revenue Series 2011A 5.00%, 7/01/24-7/01/25	17,210	18,819,346
Arizona Health Facilities Authority (HonorHealth) Series 2014A 5.00%, 12/01/23-12/01/24	2,770	3,157,846

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Arizona Transportation Board (Arizona Transportation Board Excise Tax) Series 2016 5.00%, 7/01/20	$3,095	$3,318,180
City of Glendale AZ (City of Glendale AZ Excise Tax) Series 2015A 5.00%, 7/01/23-7/01/26	33,315	38,278,953
City of Phoenix Civic Improvement Corp. Series 2010A 5.00%, 7/01/21 (Pre-refunded/ETM)	4,085	4,375,852
Series 2017A 5.00%, 7/01/29	3,945	4,608,904
City of Phoenix Civic Improvement Corp. (Phoenix Sky Harbor International Airport) Series 2010A 5.00%, 7/01/20	3,140	3,362,124
Series 2010C 5.00%, 7/01/23-7/01/25	19,665	20,997,059
County of Maricopa AZ COP Series 2015 5.00%, 7/01/18	3,290	3,317,735
Salt River Project Agricultural Improvement & Power District Series 2017A 5.00%, 1/01/29-1/01/31	22,310	26,896,908
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.25%, 12/01/21	1,430	1,577,261
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017B 4.00%, 10/01/23(a)	9,215	9,245,409

		140,573,514

California – 6.9%
California Econ Recovery Series 2009A 5.00%, 7/01/19 (Pre-refunded/ETM)	16,765	17,481,201
5.00%, 7/01/20 (Pre-refunded/ETM)	5,675	5,917,436
5.25%, 7/01/21 (Pre-refunded/ETM)	2,735	2,860,208
California State Public Works Board (California State Public Works Board Lease) Series 2014B 5.00%, 10/01/28	1,225	1,403,580

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2016 5.00%, 4/01/28-11/01/28	$21,990	$25,955,547
City of Los Angeles Department of Airports (Los Angeles Intl Airport) Series 2010D 5.00%, 5/15/22-5/15/23	24,415	26,069,133
Fresno Unified School District NATL Series 2002A 6.00%, 2/01/20	3,255	3,505,147
Sacramento City Financing Authority (Sacramento City Financing Authority Lease) Series 1993B 5.40%, 11/01/20	545	574,005
San Francisco City & County Airport Comm-San Francisco International Airport (San Francisco Intl Airport) Series 2009E 5.25%, 5/01/22-5/01/23	10,380	10,782,136
Series 2011C 5.00%, 5/01/22	5,880	6,413,139
NATL Series 2006-32F 5.25%, 5/01/18	3,700	3,711,100
State of California Series 2008 5.00%, 4/01/18	5,000	5,000,000
Series 2009 5.25%, 10/01/20	5,085	5,368,082
Series 2013 5.00%, 11/01/24-11/01/25	43,465	49,953,989
Series 2014 5.00%, 5/01/25-5/01/29	130,465	149,861,753
Series 2015 5.00%, 8/01/22	15,765	17,750,917
State of California Department of Water Resources Power Supply Revenue Series 2010L 5.00%, 5/01/18-5/01/19	155,220	159,996,397

		492,603,770

Colorado – 1.0%
Centerra Metropolitan District No 1 Series 2017 5.00%, 12/01/29(a)	12,180	13,170,599
City & County of Broomfield CO COP Series 2010 5.00%, 12/01/18 (Pre-refunded/ETM)	5,215	5,333,485

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

5.00%, 12/01/20 (Pre-refunded/ETM)	$3,820	$4,142,370
City & County of Denver CO Airport System Revenue Series 2016A 5.00%, 11/15/23	4,085	4,681,492
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2010A 5.00%, 11/15/21-11/15/22	14,155	15,260,086
Series 2011A 5.50%, 11/15/19	2,290	2,425,110
Series 2012A 5.00%, 11/15/22	1,025	1,144,587
City & County of Denver Co. Airport System Revenue (Denver Intl Airport) Series 2010A 5.00%, 11/15/23	5,530	5,956,639
Series 2012A 5.00%, 11/15/24	5,605	6,240,719
PV Water & Sanitation Metropolitan District Series 2006 Zero Coupon, 12/15/17(b)(c)(d)	13,168	2,765,280
Regional Transportation District (Denver Transit Partners LLC) Series 2010 5.00%, 1/15/21	2,800	2,991,688
5.25%, 1/15/24-7/15/24	7,745	8,244,064
Stapleton Development Corp. (Denver Urban Renewal Authority) Series 2015B 5.00%, 12/01/19	1,185	1,248,552

		73,604,671

Connecticut – 3.2%
City of Bridgeport CT Series 2017A 5.00%, 11/01/23-11/01/28	2,420	2,662,129
Series 2017B 5.00%, 8/15/25-8/15/27	12,950	14,420,045
Series 2017C 5.00%, 8/15/24-8/15/28	8,950	9,930,133
Connecticut State Health & Educational Facilities Authority (Yale University) Series 2017B-2 5.00%, 7/01/37	22,840	24,492,246

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

State of Connecticut Series 2013A 5.00%, 10/15/21	$3,370	$3,657,966
Series 2014A 5.00%, 3/01/28	6,360	6,950,462
Series 2015B 5.00%, 6/15/32	7,345	8,050,267
Series 2015F 5.00%, 11/15/27	1,570	1,754,004
Series 2016A 5.00%, 3/15/20-3/15/29	68,735	74,777,463
Series 2016B 5.00%, 5/15/21	17,090	18,405,588
Series 2016E 5.00%, 10/15/24-10/15/25	20,025	22,429,024
Series 2016G 5.00%, 11/01/19	4,845	5,067,240
Series 2017A 5.00%, 4/15/22	8,450	9,221,738
Series 2017B 5.00%, 4/15/28	2,515	2,861,517
State of Connecticut Clean Water Fund – State Revolving Fund Series 2017A 5.00%, 5/01/29-5/01/31	12,000	14,206,110
State of Connecticut Special Tax Revenue Series 2012 5.00%, 1/01/22-1/01/24	8,575	9,409,858

		228,295,790

Delaware – 0.1%
Delaware River & Bay Authority Series 2014C 5.00%, 1/01/26-1/01/27	5,470	6,141,177

District of Columbia – 1.3%
District of Columbia Series 2013A 5.00%, 6/01/25-6/01/27	59,115	66,965,542
District of Columbia (District of Columbia Pers Income Tax) Series 2012C 5.00%, 12/01/26	5,545	6,234,299
Metropolitan Washington Airports Authority Series 2008A 5.50%, 10/01/18	6,910	7,035,624

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2010F-1 5.00%, 10/01/20	$11,905	$12,863,591

		93,099,056

Florida – 6.5%
Brevard County School District COP Series 2013A 5.00%, 7/01/21-7/01/22	15,275	16,929,062
Citizens Property Insurance Corp. Series 2011A 5.00%, 6/01/20	6,640	7,076,580
Series 2011A-1 5.00%, 6/01/19	15,975	16,566,874
Series 2012A 5.00%, 6/01/22	27,105	30,140,489
Series 2012A-1 5.00%, 6/01/20-6/01/21	20,875	22,399,273
Series 2015A 5.00%, 6/01/22	1,795	1,974,805
City of Tampa FL Water & Wastewater System Revenue Series 2011 5.00%, 10/01/26	3,895	4,288,862
Collier County School Board COP Series 2015 5.00%, 2/15/19	8,560	8,802,590
County of Broward FL Airport System Revenue (Fort Lauderdale Hollywood Intl Airport) Series 2012Q 5.00%, 10/01/23	5,000	5,575,600
County of Lee FL Airport Revenue (Southwest Florida Intl Airport) Series 2011A 5.50%, 10/01/23-10/01/24	13,095	14,459,049
5.625%, 10/01/25	2,550	2,812,624
County of Miami-Dade FL Series 2015A 5.00%, 11/01/20-11/01/21	7,205	7,880,101
Series 2015B 5.00%, 7/01/22	3,715	4,151,773
County of Miami-Dade FL Aviation Revenue Series 2015A 5.00%, 10/01/22-10/01/24	4,975	5,606,266
Durbin Crossing Community Development District Series 2006-1 5.25%, 11/01/15(b)(c)(d)	985	93,575

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Duval County School Board COP Series 2015B 5.00%, 7/01/26	$4,280	$4,935,782
Florida Department of Environmental Protection Series 2011B 5.00%, 7/01/20	7,645	8,187,566
Series 2012A 5.00%, 7/01/22	10,225	11,436,049
Florida Department of Management Services (Florida Department of Management Services State Lease) Series 2017A 5.00%, 9/01/18	11,835	12,004,951
Florida Municipal Power Agency Series 2015B 5.00%, 10/01/24-10/01/28	3,765	4,362,602
Florida State Board of Education (State of Florida) Series 2014A 5.00%, 6/01/22	3,545	3,972,031
Series 2014B 5.00%, 6/01/18	1,135	1,141,492
Series 2017F 5.00%, 6/01/21	2,775	3,042,121
Florida’s Turnpike Enterprise Series 2016B 5.00%, 7/01/21-7/01/22	11,640	12,856,236
Greater Orlando Aviation Authority Series 2017A 5.00%, 10/01/29-10/01/31	13,335	15,400,368
Hillsborough County School Board (Hillsborough County School Board Sales Tax) AGM Series 2015 5.00%, 10/01/23	2,650	3,012,917
Hillsborough County School Board COP Series 2015 5.00%, 7/01/26	1,480	1,709,933
Hollywood Community Redevelopment Agency Series 2015 5.00%, 3/01/20-3/01/23	7,245	7,811,793
JEA Water & Sewer System Revenue Series 2014A 5.00%, 10/01/25 (Pre-refunded/ETM)	1,565	1,803,193
5.00%, 10/01/25	1,495	1,734,350

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2017A 5.00%, 10/01/26-10/01/27	$43,620	$51,914,183
Manatee County School District COP Series 2016A 5.00%, 7/01/28-7/01/29	14,010	15,623,429
Martin County Industrial Development Authority (Indiantown Cogeneration LP) Series 2013 4.20%, 12/15/25(a)	11,765	11,995,006
North Broward Hospital District Series 2017B 5.00%, 1/01/28-1/01/30	8,410	9,350,770
Orange County School Board COP Series 2014A 5.00%, 8/01/28 (Pre-refunded/ETM)	25,075	29,232,686
5.00%, 8/01/29 (Pre-refunded/ETM)	21,280	24,808,437
Overoaks Community Development District Series 2004B 5.125%, 5/01/09(b)(c)(d)	510	43,350
Series 2010A-1 6.125%, 5/01/35	210	210,265
Series 2010A-2 6.125%, 5/01/35	475	475,599
Parkway Center Community Development District Series 2004B 7.00%, 5/01/23	240	245,194
Reedy Creek Improvement District Series 2013A 5.00%, 6/01/21	1,820	1,993,428
Sarasota County School Board COP Series 2010B 5.00%, 7/01/18	2,350	2,370,280
South Broward Hospital District Series 2015 5.00%, 5/01/27	3,350	3,804,025
South Miami Health Facilities Authority (Baptist Health South Florida Obligated Group) Series 2017 5.00%, 8/15/31	5,000	5,771,400
St Lucie County School Board (St Lucie County School Board Sales Tax) AGM Series 2015 5.00%, 10/01/22	3,150	3,504,060

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 47

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

State of Florida Series 2012B 5.00%, 7/01/18	$8,460	$8,532,756
State of Florida Lottery Revenue Series 2016B 5.00%, 7/01/18	3,130	3,157,012
Series 2017A 5.00%, 7/01/25-7/01/26	33,605	39,881,667
Tampa Bay Water Series 2011A 5.00%, 10/01/23	2,050	2,254,385
Tampa Sports Authority (Tampa Sports Authority Sales Tax) Series 2015 5.00%, 1/01/21	3,490	3,779,844
Tohopekaliga Water Authority Series 2016 5.00%, 10/01/24-10/01/25	4,750	5,548,985

		466,665,668

Georgia – 1.6%
City of Atlanta Department of Aviation (Hartsfield Jackson Atlanta Intl Airport) Series 2010B 5.00%, 1/01/20-1/01/22	22,650	23,894,982
Series 2010C 5.00%, 1/01/19	5,000	5,123,300
5.25%, 1/01/20	6,500	6,886,685
5.50%, 1/01/21	7,500	8,231,100
5.75%, 1/01/22-1/01/23	20,000	22,158,060
5.875%, 1/01/24	2,925	3,243,503
Series 2014A 5.00%, 1/01/28	12,250	13,906,935
City of Atlanta GA Series 2015 5.00%, 12/01/18	2,550	2,607,757
Forsyth County School District Series 2013 5.00%, 2/01/21	1,625	1,769,105
Glynn County School District Series 2016 5.00%, 8/01/18	1,195	1,208,587
Gwinnett County School District Series 2016 3.00%, 2/01/19	12,430	12,580,652

48 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Main Street Natural Gas, Inc. (Royal Bank of Canada) Series 2018A 4.00%, 4/01/48	$10,910	$11,613,695

		113,224,361

Hawaii – 0.9%
City & County Honolulu HI Wastewater System Revenue Series 2009A 5.00%, 7/01/21 (Pre-refunded/ETM)	3,690	3,840,626
5.00%, 7/01/22 (Pre-refunded/ETM)	3,210	3,343,054
Series 2010A 5.00%, 7/01/24	16,500	17,603,190
State of Hawaii Series 2015E 5.00%, 10/01/22-10/01/23	28,840	32,739,743
Series 2016F 5.00%, 10/01/20-10/01/25	9,755	11,081,289

		68,607,902

Idaho – 0.1%
Idaho Housing & Finance Association (State of Idaho Fed Hwy Grant) Series 2015A 5.00%, 7/15/21-7/15/23	6,915	7,675,809

Illinois – 4.8%
Chicago Board of Education Series 2017F 5.00%, 12/01/23	7,000	7,449,610
Chicago O’Hare International Airport Series 2016C 5.00%, 1/01/27	3,020	3,479,584
Chicago Transit Authority Series 2017 5.00%, 6/01/22	7,460	8,195,009
County of Du Page IL Series 1993 5.60%, 1/01/21	3,690	3,929,813
Illinois Finance Authority (Adventist Health System/Sunbelt Obligated Group) NATL Series 1997B 4.663%, 1/01/19(e) CPIYOYX + 2.10%	3,145	3,190,162

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Illinois Finance Authority (OSF Healthcare System Obligated Group) Series 2015A 5.00%, 11/15/20-11/15/28	$4,745	$5,230,491
Illinois Municipal Electric Agency Series 2015A 5.00%, 2/01/27-2/01/29	42,820	48,855,237
Illinois State Toll Highway Authority Series 2014A 5.00%, 12/01/20-12/01/22	33,375	36,637,866
Series 2014D 5.00%, 1/01/23	1,165	1,306,687
Metropolitan Pier & Exposition Authority Series 2012B 5.00%, 12/15/20-12/15/28	24,425	25,595,977
5.00%, 6/15/23 (Pre-refunded/ETM)	565	630,280
Metropolitan Water Reclamation District of Greater Chicago Series 2015D 5.00%, 12/01/20	8,320	8,974,701
Railsplitter Tobacco Settlement Authority Series 2017 5.00%, 6/01/22	9,240	10,158,733
Regional Transportation Authority (Regional Transportation Authority Sales Tax) NATL Series 1994C 7.75%, 6/01/20	560	598,119
State of Illinois Series 2010 5.00%, 1/01/19	10,000	10,169,500
Series 2012 5.00%, 8/01/21-8/01/25	22,260	23,115,357
Series 2013 5.00%, 7/01/19-7/01/20	12,290	12,653,131
5.50%, 7/01/24	5,405	5,803,294
Series 2013A 5.00%, 4/01/23	4,390	4,584,916
Series 2014 5.00%, 5/01/22-5/01/27	45,185	47,060,802
Series 2016 5.00%, 2/01/22-2/01/24	24,835	25,887,415
Series 2017A 5.00%, 12/01/24	8,590	8,970,022
Series 2017D 5.00%, 11/01/24	32,725	34,176,681

50 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

State of Illinois (State of Illinois Ded Tax) AMBAC Series 1991 6.25%, 12/15/20	$1,245	$1,295,634
State of Illinois (State of Illinois Sales Tax) Series 2016A 4.00%, 6/15/19	5,090	5,213,636
Series 2016C 5.00%, 6/15/22	2,525	2,781,464
Town of Cortland IL (Town of Cortland IL Spl Tax) Series 2006 5.50%, 3/01/17(b)(c)(d)	5,078	997,827

		346,941,948

Iowa – 0.1%
Iowa Finance Authority (Iowa Finance Authority SRF) Series 2015 5.00%, 8/01/18	5,610	5,674,571

Kansas – 0.3%
City of Junction City KS Series 2016A 5.00%, 9/01/20-9/01/23	14,160	15,610,089
City of Wichita KS Water & Sewer Utility Revenue Series 2016B 5.00%, 10/01/18-10/01/19	5,255	5,405,416

		21,015,505

Kentucky – 2.0%
Kentucky Economic Development Finance Authority (Baptist Healthcare System Obligated Group) Series 2017B 5.00%, 8/15/29	1,000	1,121,420
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017A 5.00%, 6/01/28-6/01/30	8,620	9,576,978
Kentucky Public Energy Authority (Morgan Stanley) Series 2018A 4.00%, 4/01/48	87,215	92,854,322

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Kentucky Turnpike Authority Series 2012A 5.00%, 7/01/26 (Pre-refunded/ETM)	$8,490	$9,513,894
Series 2016A 5.00%, 7/01/21-7/01/27	19,425	22,197,989
Louisville & Jefferson County Metropolitan Sewer District Series 2017A 5.00%, 5/15/19	5,730	5,938,801

		141,203,404

Louisiana – 0.5%
Consolidated Government of the City of Baton Rouge & Parish of East Baton Rouge (City of Baton Rouge/Parish of East Baton Rouge LA Sales Tax) Series 2015 5.00%, 8/01/27-8/01/28	8,985	10,313,634
Louisiana Local Government Environmental Facilities & Community Development Auth Series 2010 5.00%, 10/01/21 (Pre-refunded/ETM)	6,415	6,918,449
5.00%, 10/01/25 (Pre-refunded/ETM)	2,000	2,156,960
Series 2010A 5.00%, 10/01/23 (Pre-refunded/ETM)	7,720	8,325,866
Orange Grove Community Development District Series 2006 5.30%, 11/01/21(b)(d)(f)	1,695	288,150
St Tammany Parish Finance Authority (Christwood) Series 2015 5.25%, 11/15/29	1,200	1,309,704
State of Louisiana Gasoline & Fuels Tax Revenue Series 2015B 5.00%, 5/01/25	3,250	3,785,470

		33,098,233

Maine – 0.0%
Maine Municipal Bond Bank Series 2014A 5.00%, 9/01/25	1,000	1,140,230

Maryland – 1.0%
City of Baltimore MD Series 2017B 5.00%, 10/15/24-10/15/27	26,185	31,072,123

52 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

City of Baltimore MD (Baltimore Hotel Corp.) Series 2017 5.00%, 9/01/25-9/01/26	$2,000	$2,297,970
County of Anne Arundel MD Series 2013 5.00%, 4/01/20	4,415	4,701,313
State of Maryland Series 2014B 5.00%, 8/01/20	17,930	19,265,785
Series 2016E 5.00%, 6/01/19	10,240	10,638,746
University System of Maryland Series 2017A 5.00%, 4/01/21	1,125	1,229,827

		69,205,764

Massachusetts – 2.4%
Commonwealth of Massachusetts Series 2013A 5.00%, 4/01/18	2,060	2,060,000
Series 2013B 5.00%, 8/01/20	26,465	28,430,555
Series 2014C 5.00%, 8/01/20	1,045	1,122,612
Series 2016B 5.00%, 7/01/23	3,865	4,412,554
Series 2017C 5.00%, 10/01/22-10/01/26	30,895	35,934,074
AGM Series 2006C 2.951%, 11/01/19(e) CPIYOYX + 0.88%	1,815	1,831,571
NATL Series 2000F 2.611%, 12/01/30(g)	6,700	6,680,436
NATL Series 2000E 2.551%, 12/01/30(g)	7,750	7,727,370
Commonwealth of Massachusetts (Commonwealth of Massachusetts Fuel Tax) Series 2013 5.00%, 6/15/20	1,040	1,112,145
Series 2014 5.00%, 6/15/20	7,170	7,667,383
Massachusetts Development Finance Agency (Partners Healthcare System, Inc.) Series 2017S 5.00%, 7/01/25-7/01/31	49,110	57,721,828

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Massachusetts Health & Educational Facilities Authority (President & Fellows of Harvard College) Series 1991N 6.25%, 4/01/20	$2,820	$3,072,898
Massachusetts School Building Authority (Massachusetts School Building Authority Sales Tax) Series 2012A 5.00%, 8/15/22-8/15/23	10,680	12,000,860

		169,774,286

Michigan – 3.2%
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System) Series 2012A 5.00%, 7/01/19-7/01/20	20,980	21,942,790
Great Lakes Water Authority (Great Lakes Water Authority Water Supply System) Series 2016C 5.00%, 7/01/24-7/01/25	12,505	14,314,261
Lake Orion Community School District Series 2016 5.00%, 5/01/24	2,915	3,339,424
Michigan Finance Authority (City of Detroit MI Income Tax) Series 2015F 3.40%, 10/01/20	500	508,510
3.60%, 10/01/21	500	512,725
3.80%, 10/01/22	500	515,000
3.875%, 10/01/23	2,000	2,057,360
4.00%, 10/01/24	3,000	3,148,710
4.50%, 10/01/29	12,065	12,774,784
Michigan Finance Authority (Great Lakes Water Authority Sewage Disposal System) AGM Series 2014C 5.00%, 7/01/25-7/01/27	39,940	45,110,683
Michigan Finance Authority (Great Lakes Water Authority Water Supply System) AGM Series 2014D2 5.00%, 7/01/24-7/01/27	54,330	61,448,750

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Michigan Finance Authority (Public Lighting Authority) Series 2014B 5.00%, 7/01/27	$4,990	$5,485,607
Michigan Finance Authority (Trinity Health Credit Group) Series 2015 5.00%, 12/01/23-12/01/25	13,075	15,043,271
5.50%, 12/01/26-12/01/27	7,220	8,588,813
South Lyon Community Schools Series 2016 5.00%, 5/01/22	3,060	3,402,475
State of Michigan Trunk Line Revenue Series 2009 5.00%, 11/01/19-11/01/23	11,510	12,092,789
University of Michigan Series 2017A 5.00%, 4/01/20	1,670	1,779,318
Walled Lake Consolidated School District Series 2015 5.00%, 5/01/20	4,635	4,929,230
Wayne State University Series 2009A 5.00%, 11/15/21 (Pre-refunded/ETM)	1,190	1,251,166
5.00%, 11/15/21-11/15/23	6,125	6,412,476
5.00%, 11/15/22 (Pre-refunded/ETM)	4,380	4,605,132
5.00%, 11/15/23 (Pre-refunded/ETM)	2,405	2,528,617

		231,791,891

Minnesota – 0.4%
City of Minneapolis MN Series 2017 4.00%, 12/01/19	7,710	8,004,213
State of Minnesota Series 2015B 5.00%, 8/01/22	3,745	4,210,129
Series 2016B 5.00%, 8/01/19	10,000	10,439,300
Stillwater Independent School District No. 834 Series 2015A 5.00%, 2/01/24	4,190	4,811,000

		27,464,642

Missouri – 0.2%
Cape Girardeau County Industrial Development Authority (SoutheastHEALTH Obligated Group) Series 2017A 5.00%, 3/01/25-3/01/28	2,820	3,140,463

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

City of Springfield MO Public Utility Revenue Series 2012 5.00%, 12/01/18-12/01/19	$7,290	$7,494,598
Missouri Joint Municipal Electric Utility Commission Series 2014 5.00%, 1/01/25	2,630	3,018,056

		13,653,117

Montana – 0.2%
Montana Facility Finance Authority (Benefis Health System Obligated Group) Series 2016 5.00%, 2/15/25-2/15/28	15,015	17,398,819

Nevada – 3.6%
City of Las Vegas NV Series 2015C 5.00%, 9/01/20-9/01/26	18,625	20,809,582
Clark County School District Series 2008A 5.00%, 6/15/21 (Pre-refunded/ETM)	5,000	5,035,000
Series 2015A 5.00%, 6/15/18	70,485	70,959,364
Series 2015B 5.00%, 6/15/22	17,785	19,741,528
Series 2016D 5.00%, 6/15/24	26,915	30,590,782
County of Clark Department of Aviation (Las Vegas-McCarran International Airport) AGM Series 2009C 5.00%, 7/01/24	9,175	9,543,743
County of Clark NV Series 2015A 5.00%, 7/01/18	8,955	9,031,565
Series 2016A 5.00%, 11/01/24	7,080	8,221,863
Series 2016B 5.00%, 11/01/18-11/01/23	26,280	28,763,908
Series 2017 5.00%, 6/01/24	6,500	7,502,625
County of Clark NV (County of Clark NV Fuel Tax) Series 2011 5.00%, 7/01/19	8,390	8,734,577

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Las Vegas Valley Water District Series 2015B 4.00%, 12/01/18	$4,240	$4,308,561
Series 2016B 5.00%, 6/01/28	4,590	5,413,676
State of Nevada Series 2014A 5.00%, 4/01/21	15,245	16,628,331
Series 2015D 5.00%, 4/01/23	10,205	11,544,304

		256,829,409

New Jersey – 5.8%
New Jersey Economic Development Authority Series 2011EE 5.00%, 9/01/20 (Pre-refunded/ETM)	4,640	4,992,176
5.50%, 9/01/21 (Pre-refunded/ETM)	990	1,088,970
Series 2011G 5.00%, 9/01/20 (Pre-refunded/ETM)	2,605	2,796,311
Series 2013NN 5.00%, 3/01/20 (Pre-refunded/ETM)	1,530	1,623,330
New Jersey Economic Development Authority (College Avenue Redevelopment Associates LLC) Series 2013 5.00%, 6/15/25-6/15/26	4,500	5,087,145
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2011EE 5.00%, 9/01/20	1,720	1,817,077
5.50%, 9/01/21	370	397,410
Series 2011G 5.00%, 9/01/20	290	306,368
Series 2013 5.00%, 3/01/20	13,965	14,596,218
Series 2014P 5.00%, 6/15/20	1,425	1,499,499
Series 2014U 5.00%, 6/15/20-6/15/21	14,200	15,078,824
Series 2015X 5.00%, 6/15/19	10,585	10,931,235
Series 2017B 5.00%, 11/01/20-11/01/21	33,960	36,336,634
Series 2018A 5.00%, 6/15/32-6/15/33	11,055	11,956,443

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2018C 5.00%, 6/15/32-6/15/33	$4,995	$5,406,233
AMBAC Series 2005K 5.25%, 12/15/20	2,340	2,505,649
New Jersey Economic Development Authority (NYNJ Link Borrower LLC) Series 2013 5.00%, 1/01/22	1,075	1,172,470
5.50%, 1/01/26-1/01/27	2,000	2,276,560
New Jersey Economic Development Authority (Port Newark Container Terminal LLC) Series 2017 5.00%, 10/01/21-10/01/25	9,515	10,495,190
New Jersey Environmental Infrastructure Trust Series 2015 5.00%, 9/01/20-9/01/22	23,625	26,005,948
New Jersey Health Care Facilities Financing Authority (New Jersey Health Care Facilities Financing Authority State Lease) Series 2017 5.00%, 10/01/24-10/01/26	11,055	12,107,013
New Jersey Health Care Facilities Financing Authority (Trinitas Regional Medical Center Obligated Group) Series 2017A 5.00%, 7/01/20-7/01/21	3,750	4,018,747
New Jersey Transit Corp. Series 2014A 5.00%, 9/15/19-9/15/21	44,100	46,446,871
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2006A 5.25%, 12/15/20	3,730	3,985,990
5.50%, 12/15/21	6,155	6,730,431
Series 2011B 5.00%, 6/15/20	1,310	1,378,487
Series 2013A 5.00%, 6/15/20	3,960	4,167,029
New Jersey Turnpike Authority Series 2012B 5.00%, 1/01/26-1/01/27	12,700	14,087,032
Series 2014A 5.00%, 1/01/27-1/01/29	75,940	86,160,143

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2014C 5.00%, 1/01/24	$14,720	$16,778,739
Series 2017B 5.00%, 1/01/29-1/01/31	39,985	47,102,940
AGM Series 2005D-3 5.25%, 1/01/26	14,770	17,421,363

		416,754,475

New York – 12.7%
City of New York NY Series 2009C 5.00%, 8/01/20-8/01/22	15,190	15,841,013
Series 2010B 5.00%, 8/01/19	12,225	12,757,154
Series 2013B 5.00%, 8/01/19	34,575	36,080,050
Series 2013I 5.00%, 8/01/19	7,260	7,576,028
Series 2013J 5.00%, 8/01/19-8/01/20	16,575	17,342,673
Series 2014A 5.00%, 8/01/27	1,130	1,295,771
Series 2015A 5.00%, 8/01/22-8/01/23	12,040	13,520,116
Series 2015B 5.00%, 8/01/23	6,370	7,251,544
County of Nassau NY Series 2017C 5.00%, 10/01/26	8,840	10,352,170
Metropolitan Transportation Authority Series 2012D 5.00%, 11/15/28	6,890	7,655,548
Series 2012E 5.00%, 11/15/24 (Pre-refunded/ETM)	6,055	6,857,832
Series 2012F 5.00%, 11/15/22-11/15/26	55,610	62,051,184
Series 2012H 5.00%, 11/15/26 (Pre-refunded/ETM)	3,335	3,777,188
5.00%, 11/15/26	2,730	3,053,587
Series 2013B 5.00%, 11/15/26 (Pre-refunded/ETM)	9,505	10,963,447
Series 2014A 5.00%, 11/15/26 (Pre-refunded/ETM)	4,205	4,850,215
5.00%, 11/15/27 (Pre-refunded/ETM)	4,040	4,659,898
Series 2014C 5.00%, 11/15/27 (Pre-refunded/ETM)	5,000	5,864,300

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2017C 5.00%, 11/15/30-11/15/31	$79,840	$93,741,987
AGC Series 2003B 5.25%, 11/15/20	8,415	9,144,581
Metropolitan Transportation Authority (Metropolitan Transportation Authority Ded Tax) Series 2012A 5.00%, 11/15/27	4,505	5,053,664
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2011A 5.00%, 11/01/22-11/01/25	34,430	38,090,336
Series 2011C 5.00%, 11/01/19-11/01/25	23,420	25,591,808
Series 2012A 5.00%, 8/01/25	12,345	13,774,921
Series 2012B 5.00%, 11/01/23-11/01/26	55,535	62,365,410
Series 2012E 5.00%, 11/01/21	8,545	9,456,922
Series 2015C 5.00%, 11/01/18	2,090	2,131,654
Series 2017 5.00%, 11/01/26	5,570	6,629,525
Series 2017B 5.00%, 8/01/30-8/01/31	18,535	21,866,665
New York State Dormitory Authority Series 2009G 5.00%, 3/15/19 (Pre-refunded/ETM)	2,900	2,993,699
5.00%, 3/15/20 (Pre-refunded/ETM)	8,465	8,738,504
5.00%, 3/15/21 (Pre-refunded/ETM)	2,500	2,580,775
New York State Dormitory Authority (New York State Dormitory Authority Lease) Series 2009A 5.00%, 7/01/19-7/01/24	25,150	26,183,899
New York State Dormitory Authority (New York University) NATL Series 1998A 6.00%, 7/01/18	2,865	2,896,458
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2011E 5.00%, 8/15/21	3,880	4,275,721
Series 2012A 5.00%, 12/15/22	20,745	23,453,260

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2012B 5.00%, 3/15/22	$21,800	$24,280,622
Series 2013A 5.00%, 2/15/20	4,635	4,913,007
Series 2014C 5.00%, 3/15/27	2,015	2,302,641
Series 2017A 5.00%, 2/15/21	70,310	76,526,107
Series 2017B 5.00%, 2/15/29	17,975	21,343,155
New York State Energy Research & Development Authority (Consolidated Edison Co. of New York, Inc.) AMBAC Series 2001A 2.215%, 5/01/34(g)	6,800	6,527,728
AMBAC Series 2001B 2.451%, 10/01/36(g)	11,000	10,559,230
2.589%, 10/01/36(g)	11,425	10,967,200
XLCA Series 2004A 2.187%, 1/01/39(g)	10,000	9,599,400
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2012A 5.00%, 4/01/23	17,940	20,032,880
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2013A 5.00%, 5/01/19	3,055	3,163,178
New York State Thruway Authority (New York State Thruway Authority Service Contract) Series 2009 5.00%, 4/01/18	10,000	10,000,000
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2013C 5.00%, 3/15/25-3/15/26	63,625	71,750,681
Series 2013D 5.00%, 3/15/23	32,000	36,244,480
Series 2016A 5.00%, 3/15/24	4,010	4,616,031
New York Transportation Development Corp. (American Airlines, Inc.) Series 2016 5.00%, 8/01/19	4,100	4,236,161

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Port Authority of New York & New Jersey Series 2013-178 5.00%, 12/01/28	$3,335	$3,722,060

		911,504,068

North Carolina – 0.2%
North Carolina Eastern Municipal Power Agency Series 1988A 6.00%, 1/01/26 (Pre-refunded/ETM)	1,720	1,971,653
Series 2012B 5.00%, 1/01/21 (Pre-refunded/ETM)	13,270	14,409,230

		16,380,883

North Dakota – 0.1%
County of Ward ND (Trinity Health Obligated Group) Series 2017C 5.00%, 6/01/28-6/01/30	5,000	5,600,170

Ohio – 3.5%
City of Columbus OH Series 2013-1 5.00%, 7/01/20	4,580	4,907,149
County of Allen OH Hospital Facilities Revenue (Mercy Health/OH) Series 2017A 5.00%, 8/01/26-8/01/28	20,420	23,937,051
County of Cuyahoga OH (County of Cuyahoga OH Lease) Series 2010F 5.00%, 12/01/19-12/01/24	93,725	101,051,529
County of Cuyahoga OH (MetroHealth System (The)) Series 2017 5.00%, 2/15/26-2/15/27	5,455	6,048,755
County of Franklin OH (Nationwide Children’s Hospital, Inc.) Series 2017A 5.00%, 11/01/29-11/01/31	3,100	3,665,656
Hamilton County Convention Facilities Authority (Hamilton County Convention Facilities Authority Lease) Series 2014 5.00%, 12/01/22-12/01/23	3,440	3,832,535
Ohio Air Quality Development Authority (FirstEnergy Nuclear Generation LLC) Series 2009A 4.375%, 6/01/33	2,330	2,037,748

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Corp.) Series 2016B 4.375%, 6/01/33	$6,325	$5,531,655
State of Ohio Series 2011A 5.00%, 8/01/20-8/01/21	57,430	62,226,052
State of Ohio Major New State Infrastrucure Project Series 20181 4.00%, 12/15/19(h)	19,880	20,603,831
5.00%, 12/15/20(h)	8,675	9,379,063
University of Cincinnati Series 2010F 5.00%, 6/01/20-6/01/21	6,795	7,270,573
University of Toledo Series 2010 5.00%, 6/01/21	2,610	2,774,169

		253,265,766

Oklahoma – 0.2%
Comanche County Memorial Hospital Series 2015 5.00%, 7/01/20-7/01/28	9,270	9,769,175
McGee Creek Authority NATL Series 1992 6.00%, 1/01/23	2,280	2,483,969

		12,253,144

Oregon – 0.5%
City of Portland OR Sewer System Revenue Series 2013A 5.00%, 8/01/22	8,685	9,755,947
Hospital Facilities Authority of Multnomah County Oregon (Mirabella at South Waterfront) Series 2014A 5.00%, 10/01/24	1,000	1,099,260
Port of Portland OR (Portland Intl Airport) Series 2010-20C 5.00%, 7/01/23	1,405	1,495,426
State of Oregon Department of Administrative Services Series 2009D 5.00%, 11/01/21 (Pre-refunded/ETM)	4,025	4,226,974

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

5.00%, 11/01/22 (Pre-refunded/ETM)	$3,120	$3,276,562
5.00%, 11/01/23 (Pre-refunded/ETM)	1,115	1,170,951
State of Oregon Department of Administrative Services COP Series 2009D 5.00%, 11/01/21-11/01/23	10,275	10,788,472
Tri-County Metropolitan Transportation District of Oregon Series 2018A 5.00%, 10/01/28	2,335	2,755,580

		34,569,172

Pennsylvania – 7.2%
Allegheny County Sanitary Authority Series 2015 5.00%, 12/01/23	3,500	3,982,895
Beaver County Industrial Development Authority (FirstEnergy Nuclear Generation LLC) Series 2016A 4.375%, 1/01/35	2,120	1,854,025
City of Philadelphia PA Series 2013A 5.00%, 7/15/19-7/15/21	4,495	4,816,180
AGM Series 2017A 5.00%, 8/01/27-8/01/32	46,290	53,470,620
City of Philadelphia PA Airport Revenue (Philadelphia Intl Airport) Series 2010A 5.00%, 6/15/21	6,225	6,624,832
Series 2010D 5.00%, 6/15/19-6/15/20	18,065	18,940,470
Series 2011A 5.00%, 6/15/19	4,025	4,176,139
City of Philadelphia PA Water & Wastewater Revenue Series 2016 5.00%, 10/01/24-10/01/26	17,425	20,289,218
Commonwealth of Pennsylvania Series 2016 5.00%, 9/15/24	9,575	10,888,690
Series 2017 5.00%, 1/01/25-1/01/27	135,480	154,555,616
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 7/01/25	6,000	6,648,120

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Montgomery County Higher Education & Health Authority (Philadelphia Presbytery Homes Obligated Group) Series 2017 5.00%, 12/01/27-12/01/32	$5,000	$5,586,912
Pennsylvania Economic Development Financing Authority (Commonwealth of Pennsylvania Unemployment) Series 2012A 5.00%, 7/01/18-7/01/19	27,985	28,958,744
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 6/30/26-12/31/28	51,190	57,443,375
Pennsylvania Turnpike Commission Series 2009B 5.00%, 6/01/18-6/01/19	23,775	24,213,945
5.00%, 6/01/20 (Pre-refunded/ETM)	5,425	5,632,398
Series 2017B 5.00%, 6/01/28-6/01/30	13,255	15,033,342
Philadelphia Parking Authority (The) (Philadelphia Airport Parking) Series 2009 5.00%, 9/01/18-9/01/20	24,730	26,069,053
5.125%, 9/01/22	9,080	9,693,536
Southeastern Pennsylvania Transportation Authority Series 2010 5.00%, 3/01/23 (Pre-refunded/ETM)	3,870	4,098,562
5.00%, 3/01/23-3/01/24	2,830	2,995,719
5.00%, 3/01/24 (Pre-refunded/ETM)	5,545	5,872,488
State Public School Building Authority (School District of Philadelphia (The)) Series 2016D 5.00%, 9/01/24	8,360	9,395,804
Series 2016F 5.00%, 9/01/23-9/01/24	29,155	32,715,054

		513,955,737

Puerto Rico – 0.1%
Puerto Rico Sales Tax Financing Corp. Series 2009A 5.375%, 8/01/20 (Pre-refunded/ETM)	10,315	10,810,326

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Rhode Island – 0.5%
Rhode Island Commerce Corp. Series 2016B 5.00%, 6/15/27	$10,565	$12,392,217
Rhode Island Depositors Economic Protection Corp. Series 1993A 6.375%, 8/01/22 (Pre-refunded/ETM)	5,780	6,802,135
AGM Series 1993A 5.50%, 8/01/20 (Pre-refunded/ETM)	1,500	1,610,430
Tobacco Settlement Financing Corp./RI Series 2015A 5.00%, 6/01/21-6/01/23	14,635	16,262,858

		37,067,640

South Carolina – 0.1%
Kershaw County School District/SC Series 2015 5.00%, 12/01/21	1,185	1,293,641
SCAGO Educational Facilities Corp. for Pickens School District (SCAGO Educational Facilities Corp. for Pickens School District Lease) Series 2015 5.00%, 12/01/22-12/01/27	7,000	7,965,350

		9,258,991

South Dakota – 0.1%
South Dakota Health & Educational Facilities Authority (Regional Health System Obligated Group/SD) Series 2017 5.00%, 9/01/29-9/01/30	7,025	8,112,717

Tennessee – 0.9%
Tennessee Energy Acquisition Corp. Series 2017A 4.00%, 5/01/48	57,130	61,050,832
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The)) Series 2006A 5.25%, 9/01/21	2,115	2,323,645

		63,374,477

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Texas – 7.6%
Austin Independent School District Series 2014B 5.00%, 8/01/20-8/01/21	$6,700	$7,241,000
Bell County Health Facility Development Corp. Series 1989 6.50%, 7/01/19 (Pre-refunded/ETM)	535	553,324
Brownsville Independent School District Series 2013A 5.00%, 2/15/19	4,000	4,116,880
Central Texas Turnpike System Series 2015A 5.00%, 8/15/42	19,480	20,577,698
Series 2015C 5.00%, 8/15/23-8/15/25	4,860	5,479,000
City of Dallas TX Series 2014 5.00%, 2/15/21	7,500	8,101,875
Series 2015 5.00%, 2/15/21	3,240	3,500,010
City of Garland TX Series 2010 5.00%, 2/15/24	3,800	4,019,260
City of Houston TX Series 2017A 5.00%, 3/01/25	16,370	18,963,663
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2015 5.00%, 9/01/23-9/01/25	3,800	4,291,096
City of Houston TX Airport System Revenue Series 2009A 5.00%, 7/01/21	2,090	2,106,845
AGM Series 2000P 3.161%, 7/01/30(g)	1,200	1,156,704
City of Houston TX Airport System Revenue (United Airlines, Inc.) 5.00%, 7/15/28	9,135	10,275,779
Series 2015B 5.00%, 7/15/20	6,400	6,762,944
City of Houston TX Combined Utility System Revenue Series 2014C 5.00%, 5/15/23-5/15/28	24,850	28,239,081

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

City of San Antonio TX Series 2014 5.00%, 2/01/21	$3,905	$4,246,805
City of San Antonio TX Electric & Gas Systems Revenue Series 2009D 5.00%, 2/01/20	47,315	48,663,477
City of Waco TX Series 2015 5.00%, 2/01/21	5,505	5,975,733
County of Harris TX Series 2010A 5.00%, 10/01/23-10/01/25	17,725	19,096,167
Dallas Independent School District Series 2011 5.00%, 2/15/22	5,165	5,609,552
Dallas/Fort Worth International Airport Series 2012F 5.00%, 11/01/21-11/01/25	17,905	19,151,618
Series 2014A 5.25%, 11/01/28	11,550	13,027,129
Harris County Hospital District Series 2016 5.00%, 2/15/20-2/15/27	7,155	7,884,841
Houston Independent School District Series 2016A 5.00%, 2/15/23	5,070	5,719,163
Irving Hospital Authority (Baylor Medical Center at Irving) Series 2017A 5.00%, 10/15/26-10/15/31	3,220	3,583,273
Mission Economic Development Corp. (Natgasoline LLC) Series 2016B 5.75%, 10/01/31(a)	8,580	8,924,659
New Hope Cultural Education Facilities Finance Corp. (CHF-Collegiate Housing Corpus Christi I LLC) Series 2017A 5.00%, 4/01/28	1,130	1,266,301
New Hope Cultural Education Facilities Finance Corp. (Children’s Health System of Texas Obligated Group) Series 2017A 5.00%, 8/15/25-8/15/28	7,250	8,484,055

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

North Texas Tollway Authority Series 2011D 5.00%, 9/01/24 (Pre-refunded/ETM)	$5,000	$5,504,300
5.25%, 9/01/25 (Pre-refunded/ETM)	18,130	20,107,439
5.25%, 9/01/26 (Pre-refunded/ETM)	17,810	19,752,537
Series 2014A 5.00%, 1/01/21-1/01/24	16,745	18,564,382
Series 2015B 5.00%, 1/01/23-1/01/28	12,275	13,974,654
Plano Independent School District Series 2017 5.00%, 2/15/20	4,855	5,166,545
San Antonio Water System Series 2011A 5.00%, 5/15/23-5/15/26	21,200	22,633,735
Series 2013E 5.00%, 5/15/25	3,000	3,390,360
Spring Branch Independent School District Series 2015A 5.00%, 2/01/23-2/01/24	6,715	7,648,542
Series 2015B 5.00%, 2/01/23-2/01/24	10,435	11,882,906
Spring Independent School District Series 2011 5.00%, 8/15/20-8/15/21	8,365	8,991,169
State of Texas Series 2011 5.00%, 10/01/22-10/01/25	33,370	36,717,909
5.00%, 10/01/23 (Pre-refunded/ETM)	5,500	6,046,425
5.00%, 10/01/24 (Pre-refunded/ETM)	5,440	5,980,464
5.00%, 10/01/25 (Pre-refunded/ETM)	3,025	3,325,534
Series 2014A 5.00%, 10/01/23	13,680	15,682,615
Series 2015A 5.00%, 10/01/23	10,615	12,168,930
Texas A&M University Series 2009D 5.00%, 5/15/18	2,000	2,008,140
Texas Transportation Commission State Highway Fund Series 2015 5.00%, 10/01/23	16,920	19,340,406
University of Houston System Series 2017A 5.00%, 2/15/19-2/15/21	19,955	21,224,511

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

University of Texas System (The) Series 2016D 5.00%, 8/15/25	$5,580	$6,574,747

		543,704,182

Utah – 0.2%
Alpine School District/UT Series 2017 5.00%, 3/15/20	6,985	7,416,883
Davis School District Series 2017 5.00%, 6/01/22	1,000	1,120,460
Utah Transit Authority (Utah Transit Authority Sales Tax) Series 2015A 5.00%, 6/15/26-6/15/28	5,455	6,249,304

		14,786,647

Virginia – 2.2%
Virginia College Building Authority Series 2017E 5.00%, 2/01/27	36,590	43,858,969
Virginia College Building Authority (Virginia College Building Authority State Lease) Series 2015A 5.00%, 2/01/23	4,345	4,907,721
Series 2015B 5.00%, 9/01/20-9/01/22	35,675	39,219,609
Series 2017E 5.00%, 2/01/26	28,280	33,475,884
Virginia Commonwealth Transportation Board (Virginia Commonwealth Transportation Board State Lease) Series 2017 5.00%, 5/15/19-5/15/21	17,285	18,394,843
Series 2017B 5.00%, 5/15/19	6,860	7,117,799
Virginia Public School Authority (Virginia Public School Authority State Lease) Series 2017V 5.00%, 4/15/19	9,855	10,199,038

		157,173,863

Washington – 8.0%
Chelan County Public Utility District No. 1 Series 2011A 5.00%, 7/01/20	3,110	3,317,935

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2011B 5.00%, 7/01/21	$5,000	$5,444,100
5.25%, 7/01/22	3,670	4,024,559
City of Seattle WA Drainage & Wastewater Revenue Series 2016 5.00%, 4/01/20	3,910	4,163,564
City of Seattle WA Municipal Light & Power Revenue Series 2016C 5.00%, 10/01/21	11,130	12,295,200
City of Seattle WA Water System Revenue Series 2017 5.00%, 8/01/20-8/01/22	9,440	10,345,924
County of Cowlitz WA (County of Cowlitz WA Spl Swr) NATL Series 2002 5.50%, 11/01/19	985	1,017,791
County of King WA Series 2015 5.00%, 7/01/23	2,485	2,837,050
County of King WA Sewer Revenue Series 2011B 5.00%, 1/01/23 (Pre-refunded/ETM)	1,160	1,254,714
5.00%, 1/01/23	3,255	3,518,037
Energy Northwest (Bonneville Power Administration) Series 2012A 5.00%, 7/01/18-7/01/21	96,445	99,675,186
Series 2016A 5.00%, 7/01/25-7/01/27	50,640	59,769,106
Series 2017A 5.00%, 7/01/28-7/01/29	29,545	35,323,138
Franklin County School District No. 1 Pasco Series 2015 5.00%, 12/01/23	4,750	5,437,848
Grant County Public Utility District No. 2 Series 2011I 5.00%, 1/01/20 (Pre-refunded/ETM)	1,780	1,881,442
5.00%, 1/01/21 (Pre-refunded/ETM)	6,570	7,134,034
5.00%, 1/01/23 (Pre-refunded/ETM)	5,375	5,836,444
King County School District No. 45 Bellevue Series 2014 5.00%, 12/01/18	2,415	2,469,700
King County School District No. 49 Tahoma Series 2015 5.00%, 12/01/22	2,710	3,064,875

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Pierce County School District No 320 Sumner Series 2017 5.00%, 12/01/21	$3,305	$3,659,428
Port of Seattle WA Series 2010B 5.00%, 6/01/22	1,995	2,123,099
Series 2015C 5.00%, 4/01/21-4/01/23	3,570	3,933,175
Snohomish County School District No. 2 Everett Series 2014 5.00%, 12/01/21	3,600	3,986,064
State of Washington Series 2012 5.00%, 7/01/22-7/01/23	27,935	31,232,124
Series 2012R 5.00%, 7/01/23-7/01/24	22,715	25,360,249
Series 20152 5.00%, 7/01/20-7/01/23	51,080	56,206,438
Series 2015A-1 5.00%, 8/01/22-8/01/23	27,765	31,433,413
Series 2015B 5.00%, 2/01/22	4,480	4,971,008
Series 2017R 5.00%, 8/01/22	7,700	8,632,547
State of Washington (State of Washington Fed Hwy Grant) Series 2012F-1 5.00%, 9/01/21-9/01/23	36,690	40,529,311
Series 2013C 5.00%, 9/01/19	6,060	6,333,245
State of Washington COP Series 2015 5.00%, 7/01/18	3,565	3,595,409
Series 2015C 5.00%, 7/01/21-7/01/23	26,825	30,074,429
Washington Health Care Facilities Authority (MultiCare Health System) Series 2015B 5.00%, 8/15/28-8/15/30	31,550	36,177,037
Washington Health Care Facilities Authority (Virginia Mason Medical Center Obligated Group)
Series 2017 5.00%, 8/15/25-8/15/30	15,880	18,093,653

		575,151,276

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

West Virginia – 0.3%
West Virginia Economic Development Authority Series 2017 5.00%, 6/15/19-6/15/22	$16,360	$17,666,662
West Virginia Hospital Finance Authority (West Virginia University Health System Obligated Group) AGM Series 2004C 2.34%, 2/15/34(g)	3,200	2,996,448

		20,663,110

Wisconsin – 0.3%
State of Wisconsin Environmental Improvement Fund Revenue Series 2017A 5.00%, 6/01/19	15,550	16,149,919
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016A 5.00%, 1/01/24	1,000	1,105,880
Wisconsin Public Finance Authority (Mary’s Woods at Marylhurst, Inc.) Series 2017B-3 3.00%, 11/15/22(a)	1,200	1,202,316
WPPI Energy Series 2014A 5.00%, 7/01/29	1,000	1,131,930

		19,590,045

Total Long-Term Municipal Bonds (cost $6,702,480,557)		6,753,574,292

Short-Term Municipal Notes – 5.5%
Arizona – 0.4%
Industrial Development Authority of the City of Phoenix (The) (Mayo Clinic Arizona) Series 2014B 1.68%, 11/15/52(i)	26,700	26,700,000

California – 0.9%
California Public Finance Authority (Sharp Healthcare Obligated Group) Series 2017C 1.50%, 8/01/52(i)	16,600	16,600,000

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

California Statewide Communities Development Authority (Irvine Apartment Communities LP) Series 2008W 1.63%, 8/01/34(i)	$19,000	$19,000,000
Irvine Ranch Water District Series 2009B 1.47%, 10/01/41(i)	10,805	10,805,000
Southern California Public Power Authority Series 2017 1.45%, 7/01/36(i)	20,225	20,225,000

		66,630,000

Connecticut – 0.7%
Connecticut State Health & Educational Facilities Authority (Yale University) Series 2001V-1 1.40%, 7/01/36(i)	37,370	37,370,000
Series 2001V-2 1.45%, 7/01/36(i)	12,415	12,415,000

		49,785,000

Kentucky – 0.2%
Louisville Regional Airport Authority (United Parcel Service, Inc.) Series 1999B 1.80%, 1/01/29(i)	15,000	15,000,000

Massachusetts – 0.4%
Massachusetts Development Finance Agency (Boston University) Series 2013U 1.38%, 10/01/42(i)	9,110	9,110,000
Massachusetts Health & Educational Facilities Authority (Baystate Medical Obligated Group) Series 2017G 1.70%, 7/01/26(i)	20,000	20,000,000

		29,110,000

Mississippi – 0.2%
Mississippi Business Finance Corp. (Chevron USA, Inc.) Series 2010H 1.70%, 11/01/35(i)	14,000	14,000,000

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Missouri – 0.3%
St Joseph Industrial Development Authority (Heartland Regional Medical Center/MO) Series 2009A 1.69%, 11/15/43(i)	$20,585	$20,585,000

New Jersey – 0.3%
New Jersey Health Care Facilities Financing Authority (Virtua Health Obligated Group) Series 2009B 1.53%, 7/01/43(i)	23,450	23,450,000

New York – 0.3%
City of New York NY Series 2012G 1.77%, 4/01/42(i)	10,000	10,000,000
Series 2013I 1.70%, 4/01/36(i)	6,000	6,000,000
New York City Municipal Water Finance Authority Series 2015F 1.38%, 6/15/35(i)	10,050	10,050,000

		26,050,000

Oregon – 0.2%
Oregon Health & Science University Series 2015B 1.38%, 7/01/42(i)	13,120	13,120,000

Texas – 1.2%
Lower Neches Valley Authority Industrial Development Corp. (Exxon Capital Ventures, Inc.) Series 2004B 1.73%, 12/01/39(i)	22,780	22,780,000
Lower Neches Valley Authority Industrial Development Corp. (Exxon Mobil Corp.) Series 2001B 1.73%, 11/01/29(i)	39,000	39,000,000
Tarrant County Cultural Education Facilities Finance Corp. (Methodist Hospitals of Dallas Obligated Group) Series 2008A 1.70%, 10/01/41(i)	26,530	26,530,000

		88,310,000

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INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Virginia – 0.4%
Virginia Commonwealth Transportation Board (Virginia Commonwealth Transportation Board State Lease) Series 2017 5.00%, 5/15/18	$4,110	$4,126,769
Series 2017B 5.00%, 5/15/18	10,520	10,562,922
Virginia Public School Authority (Virginia Public School Authority State Lease) Series 2017V 5.00%, 4/15/18	12,235	12,249,192

		26,938,883

Total Short-Term Municipal Notes (cost $399,694,559)		399,678,883

Total Municipal Obligations (cost $7,102,175,116)		7,153,253,175

GOVERNMENTS - TREASURIES – 0.1%
United States – 0.1%
U.S. Treasury Notes 2.125%, 11/30/23(j) (cost $3,948,665)	4,000	3,896,250

SHORT-TERM INVESTMENTS – 0.0%
Time Deposit – 0.0%
State Street Time Deposit 0.28%, 4/02/18 (cost $734,763)	735	734,763

Total Investments – 99.8% (cost $7,106,858,544)		7,157,884,188
Other assets less liabilities – 0.2%		11,486,951

Net Assets – 100.0%		$7,169,371,139

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CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Credit Suisse International
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00%	Monthly	3.17%	USD	9,322	$(407,993)	$(560,542)	$152,549
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	3.17	USD	4,325	(189,291)	(177,128)	(12,163)
Deutsche Bank AG
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	3.17	USD	9,971	(436,398)	(602,220)	165,822
Goldman Sachs International
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	3.17	USD	3,729	(163,205)	(216,291)	53,086
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	3.17	USD	3,729	(163,206)	(202,358)	39,152
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	3.17	USD	5,222	(228,840)	(208,138)	(20,702)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	3.17	USD	1,452	(63,549)	(59,757)	(3,792)

						$(1,652,482)	$(2,026,434)	$373,952

*	Termination date

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2018, the aggregate market value of these securities amounted to $44,537,989 or 0.6% of net assets.

(b)	Non-income producing security.

(c)	Defaulted matured security.

(d)	Illiquid security.

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(e)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2018.

(f)	Defaulted.

(g)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of March 31, 2018 and the aggregate market value of these securities amounted to $56,214,516 or 0.78% of net assets.

(h)	When-Issued or delayed delivery security.

(i)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(j)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

As of March 31, 2018, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 4.1% and 0.0%, respectively.

Glossary:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

COP – Certificate of Participation

CPIYOYX – Consumer Price Index Year Over Year Change

ETM – Escrowed to Maturity

NATL – National Interstate Corporation

OSF – Order of St. Francis

SRF – State Revolving Fund

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

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March 31, 2018 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 100.5%
Long-Term Municipal Bonds – 98.9%
New York – 83.6%
Albany County Airport Authority AGM Series 2010A 5.00%, 12/15/21-12/15/22	$6,135	$6,523,981
Battery Park City Authority Series 2013A 5.00%, 11/01/22	4,325	4,904,031
Buffalo & Erie County Industrial Land Development Corp. (Catholic Health System Obligated Group) Series 2015 5.00%, 7/01/22-7/01/23	2,000	2,235,540
Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.00%, 11/01/23-11/01/25	3,335	3,582,401
5.25%, 11/01/29	1,900	2,033,836
City of New York NY Series 1993E-3 5.00%, 8/01/23	6,855	7,525,350
Series 2011A 5.00%, 8/01/26	14,275	15,632,267
Series 2011D-1 5.00%, 10/01/24	2,860	3,147,173
Series 2012I 5.00%, 8/01/22	2,320	2,597,890
Series 2013B 5.00%, 8/01/20	10,000	10,728,400
Series 2013E 5.00%, 8/01/20	1,730	1,856,013
Series 2013I 5.00%, 8/01/20	18,775	20,142,571
Series 2016-1 5.00%, 8/01/20	8,480	9,097,683
Series 2016E 5.00%, 8/01/20	9,360	10,041,782
Series 2017-1 5.00%, 8/01/29-8/01/31	5,925	6,993,426
Series 2017C 5.00%, 8/01/20-8/01/26	31,840	36,517,816
Series 2018E 5.00%, 8/01/24	6,335	7,320,536

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

County of Monroe NY Series 2015 5.00%, 6/01/21-6/01/22	$10,660	$11,667,452
BAM Series 2015 5.00%, 6/01/21-6/01/22	5,860	6,427,531
County of Nassau NY Series 2011A 5.00%, 4/01/21-4/01/22	5,915	6,416,178
Series 2013A 5.00%, 4/01/18-4/01/20	8,660	8,918,803
Series 2014A 5.00%, 4/01/25	10,190	11,612,218
Series 2017C 5.00%, 10/01/26-10/01/27	22,095	25,986,644
Dutchess County Local Development Corp. (Health QuestSystems Obligated Group) Series 2016B 5.00%, 7/01/32	4,890	5,568,781
Erie County Fiscal Stability Authority Series 2011C 5.00%, 12/01/23 (Pre-refunded/ETM)	5,925	6,584,808
Erie County Industrial Development Agency (The) (Buffalo City School District) Series 2011B 5.00%, 5/01/22	5,800	6,334,934
Housing Development Corp./NY Series 2013A 5.00%, 7/01/25	2,000	2,255,800
Hudson Yards Infrastructure Corp. Series 2017A 5.00%, 2/15/31-2/15/32	22,650	26,470,520
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2014 4.75%, 1/01/20(a)	890	877,807
5.25%, 1/01/24(a)	1,250	1,188,575
Metropolitan Transportation Authority Series 2010D 5.25%, 11/15/24 (Pre-refunded/ETM)	10,755	11,724,993
Series 2010G 5.00%, 11/15/21 (Pre-refunded/ETM)	9,305	10,084,945
5.25%, 11/15/22 (Pre-refunded/ETM)	5,000	5,450,950
5.25%, 11/15/23 (Pre-refunded/ETM)	20,075	21,885,564
5.25%, 11/15/26 (Pre-refunded/ETM)	8,805	9,599,123

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2011 5.00%, 11/15/24 (Pre-refunded/ETM)	$925	$1,027,490
Series 2011C 5.00%, 11/15/24	1,965	2,168,928
Series 2011D 5.00%, 11/15/22 (Pre-refunded/ETM)	5,000	5,554,000
5.00%, 11/15/23 (Pre-refunded/ETM)	4,275	4,748,670
5.00%, 11/15/25 (Pre-refunded/ETM)	2,500	2,777,000
Series 2012F 5.00%, 11/15/22	3,470	3,900,731
Series 2016C 5.00%, 11/15/34	4,480	4,724,966
Series 2016D 5.00%, 11/15/27	1,160	1,358,024
Series 2017A 5.00%, 11/15/31	2,025	2,379,416
Series 2017B 5.00%, 11/15/26-11/15/27	7,460	8,813,920
Series 2017C 5.00%, 11/15/25-11/15/31	77,145	90,460,767
Metropolitan Transportation Authority (Metropolitan Transportation Authority Ded Tax) Series 2012A 5.00%, 11/15/24	14,130	15,910,380
Nassau County Local Economic Assistance Corp. (Catholic Health Services of Long Island Obligated Group) Series 2014 5.00%, 7/01/24	4,550	5,139,088
New York City Municipal Water Finance Authority Series 2008AA 5.00%, 6/15/19 (Pre-refunded/ETM)	11,675	11,756,958
5.00%, 6/15/21 (Pre-refunded/ETM)	3,095	3,116,727
5.00%, 6/15/21	3,810	3,836,670
5.00%, 6/15/22 (Pre-refunded/ETM)	2,905	2,925,393
Series 2010FF 5.00%, 6/15/25	24,730	26,489,787
Series 2011HH 5.00%, 6/15/26	9,055	9,907,438
Series 2014D 5.00%, 6/15/22-6/15/29	14,350	16,181,928
Series 2015F 5.00%, 6/15/27-6/15/28	7,830	9,130,577

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INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2015G 5.00%, 6/15/28	$11,465	$13,293,324
New York City Transitional Finance Authority Building Aid Revenue Series 2018S 5.00%, 7/15/31-7/15/32	4,905	5,822,865
New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2011S-1A 5.00%, 7/15/25	4,420	4,848,077
Series 2012S 5.00%, 7/15/25	7,390	8,237,559
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2011A 5.00%, 11/01/20	1,160	1,254,296
Series 2011A-1 5.00%, 11/01/23	15,315	16,943,903
Series 2011B 5.00%, 2/01/20-2/01/24	15,135	16,330,074
Series 2011C 5.00%, 11/01/20	9,480	10,250,629
Series 2012B 5.00%, 11/01/22-11/01/24	13,105	14,758,439
Series 2012D 5.00%, 11/01/20-11/01/23	29,575	32,704,169
Series 2012E 5.00%, 2/01/21-2/01/26	11,600	12,699,034
Series 2014A 5.00%, 8/01/27-8/01/29	6,655	7,639,674
Series 2014C 5.00%, 11/01/26	6,345	7,323,082
Series 2014D-1 5.00%, 2/01/28-2/01/29	9,535	10,854,476
Series 2015C 5.00%, 11/01/18-11/01/26	24,005	27,521,700
Series 2016B 5.00%, 8/01/31	2,150	2,502,579
Series 2017 5.00%, 11/01/26	4,175	4,969,169
Series 2017A 5.00%, 8/01/21	1,740	1,914,870
Series 2017B 5.00%, 8/01/32	5,890	6,920,632

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New York City Trust for Cultural Resources (Lincoln Center for the Performing Arts, Inc.) Series 2016A 5.00%, 12/01/26	$7,175	$8,539,254
New York City Trust for Cultural Resources (Whitney Museum of American Art) Series 2011 5.00%, 7/01/21	4,745	5,145,715
New York Local Government Assistance Corp. (New York Local Government Assistance Corp. Sales Tax) Series 2008A 5.00%, 4/01/20	12,120	12,143,755
New York State Dormitory Authority Series 2009D 5.00%, 6/15/20 (Pre-refunded/ETM)	2,230	2,320,114
Series 2011A 5.00%, 7/01/24 (Pre-refunded/ETM)	3,125	3,434,531
Series 2012D 5.00%, 2/15/22 (Pre-refunded/ETM)	1,290	1,425,166
5.00%, 2/15/23 (Pre-refunded/ETM)	865	955,635
5.00%, 2/15/24 (Pre-refunded/ETM)	815	900,396
5.00%, 2/15/25 (Pre-refunded/ETM)	880	972,206
New York State Dormitory Authority (Icahn School of Medicine at Mount Sinai) Series 2010A 5.00%, 7/01/19	4,390	4,562,000
Series 2015A 5.00%, 7/01/22-7/01/26	6,415	7,233,260
New York State Dormitory Authority (Mount Sinai Hospitals Group, Inc.) Series 2010A 5.00%, 7/01/18	1,360	1,371,220
New York State Dormitory Authority (New York State Dormitory Authority Lease) Series 2009A 5.00%, 7/01/22	6,050	6,298,473
New York State Dormitory Authority (New York State Sales Tax) Series 2015-2 5.00%, 3/15/19-3/15/22	43,385	47,255,987
Series 2015A 5.00%, 3/15/19-3/15/23	34,200	36,231,770
Series 2017A 5.00%, 3/15/23-3/15/29	7,695	9,064,475

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	Principal Amount (000)	U.S. $ Value

New York State Dormitory Authority (New York University) Series 2015A 5.00%, 7/01/23	$2,040	$2,331,190
NATL Series 1998A 6.00%, 7/01/18	1,000	1,010,980
New York State Dormitory Authority (Orange Regional Medical Center Obligated Group) Series 2017 5.00%, 12/01/23-12/01/26(b)	4,600	5,125,124
New York State Dormitory Authority (St John’s University/NY) Series 2015A 5.00%, 7/01/24	1,130	1,293,748
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2012A 5.00%, 12/15/20-12/15/21	8,920	9,826,490
Series 2012B 5.00%, 3/15/22	3,905	4,349,350
Series 2012D 5.00%, 2/15/22-2/15/25	18,285	20,254,327
Series 2014A 5.00%, 2/15/28-2/15/29	13,825	15,701,467
Series 2014C 5.00%, 3/15/28-3/15/29	14,485	16,509,959
Series 2015B 5.00%, 2/15/23	1,160	1,311,960
Series 2015E 5.00%, 3/15/21-3/15/23	5,380	6,051,583
Series 2016D 5.00%, 2/15/21	5,970	6,497,808
AMBAC Series 2005B 5.50%, 3/15/23	5,000	5,779,950
New York State Dormitory Authority (State University of New York Dormitory Fees) Series 2015A 5.00%, 7/01/19	2,720	2,830,677
New York State Dormitory Authority (Wyckoff Heights Medical Center State Lease) Series 2015 5.00%, 2/15/21	3,870	4,208,741
New York State Energy Research & Development Authority (Consolidated Edison Co. of New York, Inc.) AMBAC Series 2001A 2.173%, 5/01/34(c)	1,900	1,823,924

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	Principal Amount (000)	U.S. $ Value

2.215%, 5/01/34(c)	$2,425	$2,327,903
2.423%, 5/01/34(c)	2,300	2,207,908
XLCA Series 2004B 2.27%, 10/01/35(c)	3,000	2,880,120
New York State Energy Research & Development Authority (Rochester Gas & Electric Corp.) NATL Series 1997A 2.534%, 8/01/32(c)	2,000	1,870,080
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority) Series 2009A 5.25%, 6/15/24	7,300	7,615,287
New York State Environmental Facilities Corp. (State of New York SRF) Series 2015D 5.00%, 3/15/22-9/15/22	9,320	10,509,332
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2012A 5.00%, 4/01/21-4/01/25	26,175	28,995,604
AMBAC Series 2005B 5.50%, 4/01/20	9,215	9,906,401
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2012I 5.00%, 1/01/25	5,155	5,678,748
Series 2013A 5.00%, 5/01/19	27,610	28,587,670
Series 2014 5.00%, 1/01/26-1/01/28	4,345	5,007,652
Series 2014J 5.00%, 1/01/26-1/01/27	33,900	38,362,419
Series 2018L 5.00%, 1/01/20	3,780	3,992,738
New York State Thruway Authority (State of New York Pers Income Tax) Series 2010A 5.00%, 3/15/25	5,425	5,847,336
Series 2011A 5.00%, 3/15/19	2,060	2,126,950

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New York State Urban Development Corp. (New York State Urban Development Corp. Lease) Series 2008B 5.00%, 1/01/19	$3,525	$3,555,245
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2010A 5.00%, 3/15/19	10,000	10,325,000
Series 2013C 5.00%, 3/15/20	9,945	10,565,866
Series 2016A 5.00%, 3/15/21-3/15/28	26,935	30,555,055
Series 2017C 5.00%, 3/15/26	9,095	10,739,376
New York Transportation Development Corp. (American Airlines, Inc.) 5.00%, 8/01/21	1,415	1,523,941
Series 2016 5.00%, 8/01/19-8/01/31	25,655	27,096,123
New York Transportation Development Corp. (Terminal One Group Association LP) Series 2015 5.00%, 1/01/21	3,690	3,965,643
Niagara Falls City School District Series 2016 5.00%, 6/15/22-6/15/25	11,580	13,058,888
Port Authority of New York & New Jersey Series 2011 5.00%, 9/15/24	2,000	2,151,960
Series 2011O 5.00%, 10/15/21	5,215	5,727,374
Series 2013-178 5.00%, 12/01/23	10,480	11,842,924
Series 2014 5.00%, 9/01/23-9/01/27	12,470	14,127,827
Series 2014-1 5.00%, 10/15/23	3,455	3,896,825
Series 2014-186 5.00%, 10/15/21-10/15/22	12,575	13,894,944
Series 2015E 5.00%, 10/15/22-10/15/26	16,390	18,625,761
Series 2017 3.00%, 10/15/18	1,000	1,007,510
5.00%, 10/15/28	6,925	8,079,328

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 20182 5.00%, 9/15/27	$9,310	$10,957,870
Sales Tax Asset Receivable Corp. Series 2014A 5.00%, 10/15/19-10/15/26	20,810	23,385,494
Town of Oyster Bay NY 5.00%, 2/15/22-2/15/23(d)	11,660	12,669,436
Series 2016C 4.00%, 6/01/18	4,175	4,187,984
Triborough Bridge & Tunnel Authority Series 2008A 5.00%, 11/15/19 (Pre-refunded/ETM)	2,150	2,158,815
Series 2011A 5.00%, 1/01/27 (Pre-refunded/ETM)	7,000	7,780,500
Series 2012B 5.00%, 11/15/21-11/15/23	25,760	28,972,588
Series 2013A 5.00%, 11/15/28	5,000	5,622,300
Series 2013B 5.00%, 11/15/20-11/15/22	10,970	12,241,423
Series 2016A 5.00%, 11/15/24	8,120	9,507,221
Troy Capital Resource Corp. (Rensselaer Polytechnic Institute) Series 2010B 5.00%, 9/01/18-9/01/21	3,370	3,468,221
TSASC, Inc./NY Series 2017A 5.00%, 6/01/20-6/01/23	3,000	3,283,960
Utility Debt Securitization Authority Series 2013T 5.00%, 6/15/26-12/15/29	34,825	39,730,444

		1,532,416,960

Alabama – 1.0%
Alabama Public School & College Authority Series 2009B 5.00%, 5/01/18	11,145	11,175,314
Black Belt Energy Gas District (Goldman Sachs Group, Inc. (The)) Series 2018A 4.00%, 12/01/48	5,935	6,364,694

		17,540,008

Arizona – 0.1%
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017B 4.00%, 10/01/23(b)	2,400	2,407,920

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INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

California – 0.4%
California Econ Recovery Series 2009A 5.25%, 7/01/21 (Pre-refunded/ETM)	$5,000	$5,228,900
Golden State Tobacco Securitization Corp. (Golden State Tobacco Securitization Corp. Lease) Series 2013A 5.00%, 6/01/19	1,225	1,272,701
San Francisco City & County Airport Comm-San Francisco International Airport (San Francisco Intl Airport) Series 2009E 5.00%, 5/01/21	1,280	1,325,888

		7,827,489

Colorado – 0.2%
City & County of Denver CO (United Airlines, Inc.) Series 2017 5.00%, 10/01/32	2,425	2,621,740

Connecticut – 0.9%
State of Connecticut Series 2018B 5.00%, 4/15/25(d)	14,565	16,316,296

District of Columbia – 0.3%
Metropolitan Washington Airports Authority Series 2010B 5.00%, 10/01/19-10/01/21	5,795	6,099,749

Florida – 1.1%
County of Miami-Dade FL Aviation Revenue Series 2009A 5.75%, 10/01/20	1,680	1,778,700
Durbin Crossing Community Development District Series 2006-1 5.25%, 11/01/15(e)(f)(g)	2,060	195,700
Overoaks Community Development District Series 2004B 5.125%, 5/01/09(e)(f)(g)	185	15,725
Series 2010A-1 6.125%, 5/01/35	70	70,088
Series 2010A-2 6.125%, 5/01/35	175	175,221

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Parkway Center Community Development District Series 2004B 7.00%, 5/01/23	$110	$112,380
State of Florida Lottery Revenue Series 2010C 5.00%, 7/01/18	16,355	16,496,144
Volusia County School Board COP Series 2014B 5.00%, 8/01/26	1,000	1,154,940

		19,998,898

Guam – 0.6%
Guam Department of Education COP Series 2010A 6.00%, 12/01/20	1,185	1,206,804
Guam Government Waterworks Authority Series 2017 5.00%, 7/01/28-7/01/31	4,250	4,688,038
Guam Power Authority Series 2017A 5.00%, 10/01/25-10/01/27	3,945	4,344,684

		10,239,526

Illinois – 3.0%
Chicago Board of Education Series 2017C 5.00%, 12/01/23	8,160	8,684,117
Metropolitan Pier & Exposition Authority Series 2012B 5.00%, 12/15/28	5,090	5,264,791
Series 2017B 5.00%, 12/15/28	2,000	2,189,680
State of Illinois Series 2012 5.00%, 3/01/21-8/01/25	13,135	13,646,719
Series 2013 5.50%, 7/01/25	7,435	7,921,249
Series 2014 5.00%, 5/01/24	2,540	2,649,296
Series 2016 5.00%, 2/01/24	4,200	4,380,684
Series 2017A 5.00%, 12/01/24	2,060	2,151,134
Series 2017D 5.00%, 11/01/23	7,505	7,846,102

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Town of Cortland IL (Town of Cortland IL Spl Tax) Series 2006 5.50%, 3/01/17(e)(f)(g)	$1,307	$256,826

		54,990,598

Indiana – 0.6%
Indiana Bond Bank (JPMorgan Chase & Co.) Series 2007A 5.25%, 10/15/18-10/15/21	10,780	11,474,527

Louisiana – 0.0%
Juban Parc Community Development District Series 2006 5.15%, 10/01/14(e)(f)(g)	1,155	323,400

Massachusetts – 0.6%
Commonwealth of Massachusetts NATL Series 2000D 2.551%, 12/01/30(c)	275	274,197
NATL Series 2000E 2.551%, 12/01/30(c)	2,300	2,293,284
NATL Series 2000F 2.611%, 12/01/30(c)	8,475	8,450,253

		11,017,734

Michigan – 0.2%
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System) Series 2012A 5.00%, 7/01/22	3,055	3,354,176

Nevada – 0.4%
County of Clark Department of Aviation (Las Vegas-McCarran International Airport) AGM Series 2009C 5.00%, 7/01/23	7,400	7,699,256

New Jersey – 2.7%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2011G 5.00%, 9/01/21	3,295	3,493,392

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2013 5.00%, 3/01/21-3/01/28	$3,945	$4,182,672
Series 2015X 5.00%, 6/15/19-6/15/21	23,895	25,399,861
Series 2017D 5.00%, 6/15/30	2,000	2,171,820
New Jersey Transportation Trust Fund Authority Series 2012A 5.00%, 6/15/22	1,000	1,076,280
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 6/15/27	5,000	5,552,950
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2011A 5.00%, 6/15/21	2,195	2,344,524
AMBAC Series 2005B 5.25%, 12/15/23	4,700	5,281,484

		49,502,983

Ohio – 0.1%
Ohio Air Quality Development Authority (FirstEnergy Generation LLC) Series 2009D 4.25%, 8/01/29	1,305	1,141,549
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Corp.) Series 2016B 4.375%, 6/01/33	1,650	1,443,040

		2,584,589

Pennsylvania – 1.0%
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 7/01/23-7/01/24	3,775	4,139,654
Philadelphia Parking Authority (The) (Philadelphia Airport Parking) Series 2009 5.00%, 9/01/21	11,405	12,170,162
5.25%, 9/01/23	2,435	2,607,228

		18,917,044

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Tennessee – 1.0%
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The)) Series 2006A 5.25%, 9/01/21	$17,375	$19,089,044

Texas – 0.4%
City of Houston TX Airport System Revenue (United Airlines, Inc.) 5.00%, 7/15/28	1,750	1,968,540
Mission Economic Development Corp. (Natgasoline LLC) Series 2016B 5.75%, 10/01/31(b)	4,300	4,472,731

		6,441,271

Washington – 0.7%
Port of Seattle WA Series 2010C 5.00%, 2/01/21	11,085	11,975,458

Total Long-Term Municipal Bonds (cost $1,792,246,821)		1,812,838,666

Short-Term Municipal Notes – 1.6%
New York – 1.3%
City of New York NY Series 2013I 1.70%, 4/01/36(h)	10,000	10,000,000
Metropolitan Transportation Authority Series 2017A 1.70%, 11/01/31(h)	4,000	4,000,000
State of New York Series 2018A 5.00%, 2/15/19	5,560	5,728,801
Town of Oyster Bay NY Series 2017C 2.50%, 6/01/18	3,500	3,502,345
Triborough Bridge & Tunnel Authority Series 2018B 1.66%, 1/01/32(h)	1,300	1,300,000

		24,531,146

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Texas – 0.3%
State of Texas Series 2017 4.00%, 8/30/18	$5,000	$5,050,350

Total Short-Term Municipal Notes (cost $29,600,663)		29,581,496

Total Municipal Obligations (cost $1,821,847,484)		1,842,420,162

SHORT-TERM INVESTMENTS – 0.1%
Time Deposit – 0.1%
State Street Time Deposit 0.28%, 4/02/18 (cost $1,936,404)	1,936	1,936,404

Total Investments – 100.6% (cost $1,823,783,888)		1,844,356,566
Other assets less liabilities – (0.6)%		(11,011,793)

Net Assets – 100.0%		$1,833,344,773

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Credit Suisse International
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00%	Monthly	3.17%	USD	2,388	$(104,515)	$(143,593)	$39,078
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	3.17	USD	1,108	(48,494)	(45,378)	(3,116)
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	3.17	USD	2,253	(98,481)	(127,512)	29,031

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00%	Monthly	3.17%	USD	2,554	$(111,780)	$(154,254)	$42,474
Goldman Sachs International
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	3.17	USD	955	(41,797)	(55,392)	13,595
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	3.17	USD	955	(41,797)	(51,824)	10,027
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	3.17	USD	1,338	(58,634)	(53,330)	(5,304)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	3.17	USD	372	(16,281)	(15,310)	(971)

						$(521,779)	$(646,593)	$124,814

*	Termination date

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.11% of net assets as of March 31, 2018, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Jefferson County Industrial Development Agency (ReEnergy Black River LLC)
Series 2014 5.25%, 1/01/24	11/13/14	$1,250,000	$1,188,575	0.06%
Jefferson County Industrial Development Agency (ReEnergy Black River LLC)
Series 2014 4.75%, 1/01/20	11/13/14	890,000	877,807	0.05%

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2018, the aggregate market value of these securities amounted to $12,005,775 or 0.7% of net assets.

(c)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of March 31, 2018 and the aggregate market value of these securities amounted to $22,127,669 or 1.21% of net assets.

(d)	When-Issued or delayed delivery security.

(e)	Defaulted matured security.

(f)	Non-income producing security.

(g)	Illiquid security.

(h)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of March 31, 2018, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 3.5% and 0.0%, respectively.

Glossary:

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

BAM – Build American Mutual

CDX-CMBX.NA – North American Commercial Mortgage- Backed Index

COP – Certificate of Participation

ETM – Escrowed to Maturity

NATL – National Interstate Corporation

SRF – State Revolving Fund

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

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STATEMENT OF ASSETS AND LIABILITIES

March 31, 2018 (unaudited)

	California Municipal Portfolio		Diversified Municipal Portfolio		New York Municipal Portfolio
Assets
Investments in securities, at value	$1,318,478,121		$7,157,884,188		$1,844,356,566
Cash	– 0	–	– 0	–	3,973
Cash collateral due from broker	– 0	–	– 0	–	270,000
Due from custodian	1,465		– 0	–	– 0	–
Receivables:
Interest	18,390,260		83,020,736		21,484,253
Investment securities sold	9,302,282		425,000		195,000
Capital shares sold	1,320,682		7,347,371		530,122
Unrealized appreciation of credit default swaps	94,292		410,609		134,205

Total assets	1,347,587,102		7,249,087,904		1,866,974,119

Liabilities
Due to custodian	5,118,678		29,007,308		– 0	–
Payables:
Dividends to shareholders	964,822		5,222,984		1,346,946
Investment securities purchased	32,374,968		29,985,037		28,976,212
Capital shares redeemed	2,541,276		10,421,347		1,720,833
Management fee	473,749		2,111,321		646,994
Shareholder servicing fee	104,260		487,987		143,078
Distribution fee	31,113		120,534		62,589
Transfer Agent fee	6,500		40,118		11,291
Accrued expenses	45,430		257,038		65,419
Unrealized depreciation of credit default swaps	6,597		36,657		9,391
Upfront premiums received on credit default swaps	454,336		2,026,434		646,593

Total liabilities	42,121,729		79,716,765		33,629,346

Net Assets	$1,305,465,373		$7,169,371,139		$1,833,344,773

Cost of investments	$1,302,398,636		$7,106,858,544		$1,823,783,888

Net Assets Consist of:
Capital stock, at par	$92,986		$507,967		$133,179
Additional paid-in capital	1,310,160,175		7,166,232,199		1,833,083,941
Distributions in excess of net investment income	(251,394)		(933,966)		(108,120)
Accumulated net realized loss on investment transactions	(20,703,574)		(47,834,657)		(20,461,719)
Net unrealized appreciation of investments and swap transactions	16,167,180		51,399,596		20,697,492

	$1,305,465,373		$7,169,371,139		$1,833,344,773

See notes to financial statements.

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STATEMENT OF ASSETS AND LIABILITIES (continued)

	California Municipal Portfolio	Diversified Municipal Portfolio	New York Municipal Portfolio
Calculation of Maximum Offering Price
Municipal Class Shares
Net Assets	$1,186,984,598	$5,544,463,782	$1,632,623,525
Shares of capital stock outstanding	84,546,752	392,792,658	118,593,574

Net asset value, offering and redemption price per share	$14.04	$14.12	$13.77

Class A Shares
Net Assets	$86,496,684	$289,123,833	$130,303,884
Shares of capital stock outstanding	6,160,855	20,468,216	9,468,021

Net asset value and redemption price per share	$14.04	$14.13	$13.76
Sales charge – 3.00% of public offering price	0.43	0.44	0.43

Maximum offering price	$14.47	$14.57	$14.19

Class B Shares
Net Assets		$28,597	$3,040
Shares of capital stock outstanding		2,025	221

Net asset value and offering price per share		$14.12	$13.76

Class C Shares
Net Assets	$13,713,960	$63,942,794	$37,806,543
Shares of capital stock outstanding	976,977	4,528,478	2,746,780

Net asset value and offering price per share	$14.04	$14.12	$13.76

Advisor Class Shares
Net Assets	$18,270,131	$1,271,812,133	$32,607,781
Shares of capital stock outstanding	1,301,312	90,175,676	2,370,170

Net asset value and offering price per share	$14.04	$14.10	$13.76

See notes to financial statements.

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STATEMENT OF OPERATIONS

For The Six Months Ended March 31, 2018 (unaudited)

California Municipal Portfolio	Diversified Municipal Portfolio	New York Municipal Portfolio
Investment Income
Income:
Interest	$17,533,847	$92,386,711	$25,223,400
Other income	1,242	6,896	– 0	–

Total income	17,535,089	92,393,607	25,223,400

Expenses:
Management fee (see Note 2A)	2,667,905	12,000,169	3,668,036
Shareholder servicing fee (see Note 2B)	585,152	2,761,356	807,611
Custodian fee	98,510	158,613	106,390
Transfer Agent fee – Non-Retail Class	12,945	59,625	18,213
Transfer Agent fee – Class A	14,153	160,872	26,239
Transfer Agent fee – Class B	– 0	–	31	7
Transfer Agent fee – Class C	2,532	35,478	8,018
Transfer Agent fee – Advisor Class	2,488	606,073	5,864
Distribution fees – Class A	109,899	395,294	170,394
Distribution fees – Class B	– 0	–	148	17
Distribution fees – Class C	77,460	346,726	203,641
Directors’ fees and expenses	21,305	117,676	30,397
Registration fees	10,377	113,206	28,422
Printing fees	14,736	119,210	17,412
Auditing and tax fees	21,194	98,655	28,124
Legal fees	12,700	51,498	16,751
Miscellaneous	25,380	77,479	39,415

Total expenses	3,676,736	17,102,109	5,174,951

Net investment income	13,858,353	75,291,498	20,048,449

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(1,367,356)	(1,371,981)	(1,430,400)
Swaps	48,554	247,456	69,133

Net realized loss on investment transactions	(1,318,802)	(1,124,525)	(1,361,267)

Net change in unrealized appreciation/depreciation of:
Investments	(24,513,334)	(155,873,211)	(38,995,373)
Swaps	87,695	373,952	124,814

Net change in unrealized appreciation/depreciation of investments	(24,425,639)	(155,499,259)	(38,870,559)

Net realized and unrealized loss on investment transactions	(25,744,441)	(156,623,784)	(40,231,826)

Net Decrease in Net Assets Resulting from Operations	$(11,886,088)	$(81,332,286)	$(20,183,377)

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

California Municipal Portfolio
Six Months Ended 3/31/18 (unaudited)	Year Ended 9/30/17
Increase (Decrease) in Net Assets from Operations:
Net investment income	$13,858,353	$25,527,975
Net realized loss on investment transactions	(1,318,802)	(2,827,036)
Net change in unrealized appreciation/depreciation of investments	(24,425,639)	(20,083,145)

Net increase (decrease) in net assets resulting from operations	(11,886,088)	2,617,794
Dividends to shareholders:
Dividends from net investment income
Municipal Class	(12,773,103)	(23,441,848)
Class A	(869,057)	(1,625,269)
Class B	– 0	–	– 0	–
Class C	(95,120)	(236,025)
Advisor Class	(172,456)	(198,549)

Total dividends to shareholders	(13,909,736)	(25,501,691)

Capital-share transactions:
Net proceeds from sales of shares	184,871,830	271,327,369
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	10,949,882	19,959,923

Total proceeds from shares sold	195,821,712	291,287,292
Cost of shares redeemed	(128,372,865)	(241,903,758)

Net increase in net assets from capital-share transactions	67,448,847	49,383,534

Net increase in net assets	41,653,023	26,499,637
Net Assets:
Beginning of period	1,263,812,350	1,237,312,713

End of period(b)	$1,305,465,373	$1,263,812,350

(b) Includes distributions in excess of net investment income of:	$(251,394)	$(200,011)

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS (continued)

Diversified Municipal Portfolio
Six Months Ended 3/31/18 (unaudited)	Year Ended 9/30/17
Increase (Decrease) in Net Assets from Operations:
Net investment income	$75,291,498	$136,544,593
Net realized loss on investment transactions	(1,124,525)	(12,149,103)
Net change in unrealized appreciation/depreciation of investments	(155,499,259)	(102,321,848)
Contributions from affiliates (see Note 2A)	– 0	–	1,199

Net increase (decrease) in net assets resulting from operations	(81,332,286)	22,074,841
Dividends to shareholders:
Dividends from net investment income
Municipal Class	(59,391,905)	(106,556,662)
Class A	(2,975,285)	(6,628,548)
Class B	(155)	(581)
Class C	(393,612)	(900,980)
Advisor Class	(12,774,072)	(22,331,430)

Total dividends to shareholders	(75,535,029)	(136,418,201)

Capital-share transactions:
Net proceeds from sales of shares	1,003,396,105	1,504,757,972
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	61,641,865	111,236,436

Total proceeds from shares sold	1,065,037,970	1,615,994,408
Cost of shares redeemed	(695,685,804)	(1,508,626,543)

Net increase in net assets from capital-share transactions	369,352,166	107,367,865

Net increase (decrease) in net assets	212,484,851	(6,975,495)
Net Assets:
Beginning of period	6,956,886,288	6,963,861,783

End of period(a)	$7,169,371,139	$6,956,886,288

(a) Includes distributions in excess of net investment income of:	$(933,966)	$(690,435)

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS (continued)

	New York Municipal Portfolio
	Six Months Ended 3/31/18 (unaudited)	Year Ended 9/30/17
Increase (Decrease) in Net Assets from Operations:
Net investment income	$20,048,449	$36,944,369
Net realized loss on investment transactions	(1,361,267)	(4,421,371)
Net change in unrealized appreciation/depreciation of investments	(38,870,559)	(28,267,490)

Net increase (decrease) in net assets resulting from operations	(20,183,377)	4,255,508
Dividends to shareholders:
Dividends from net investment income
Municipal Class	(18,087,431)	(32,912,729)
Class A	(1,389,736)	(2,976,844)
Class B	(15)	(24)
Class C	(262,324)	(573,310)
Advisor Class	(348,184)	(344,630)

Total dividends to shareholders	(20,087,690)	(36,807,537)

Capital-share transactions:
Net proceeds from sales of shares	203,586,880	339,506,060
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	15,771,262	28,990,168

Total proceeds from shares sold	219,358,142	368,496,228
Cost of shares redeemed	(151,695,370)	(332,118,956)

Net increase in net assets from capital-share transactions	67,662,772	36,377,272

Net increase in net assets	27,391,705	3,825,243
Net Assets:
Beginning of period	1,805,953,068	1,802,127,825

End of period(a)	$1,833,344,773	$1,805,953,068

(a) Includes distributions in excess of net investment income of:	$(108,120)	$(68,879)

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

March 31, 2018 (unaudited)

NOTE 1.

Organization and Significant Accounting Policies

The AB Intermediate Municipal Class A, B, C and Advisor Class shares are (collectively, the “Intermediate Municipal Retail Classes”) shares of three Portfolios of the Sanford C. Bernstein Fund, Inc. (the “Fund”): California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio (collectively, “Intermediate Municipal Portfolios” or “Portfolios”). The Fund is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund is currently comprised of 15 series each with its own investment objective. Effective July 25, 2016, California Municipal Portfolio and New York Municipal Portfolio commenced offering of Advisor Class Shares. Effective June 26, 2015, Diversified Municipal Portfolio commenced offering of Advisor Class Shares. Class T shares have been authorized but currently are not offered. Class A shares of the Portfolios are sold with a front-end sales charge of up to 3% for purchases up to $500,000. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge that declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Effective October 4, 2016 sales of Class B shares of California Municipal Portfolio to new and existing investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. These financial statements include only the Intermediate Municipal Portfolios. The financial highlights of the Municipal Class shares are presented in a separate financial report. All classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and

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amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolios.

A. Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market

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yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of securities trading in such markets. To account for this, the Portfolios generally value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

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The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of March 31, 2018:

California Municipal Portfolio
Investment in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$1,266,641,589		$30,440,384	(a)	$1,297,081,973
Short-Term Municipal Notes		– 0	–	20,493,398		– 0	–	20,493,398
Short-Term Investments		– 0	–	902,750		– 0	–	902,750

Total Investments in Securities		– 0	–	1,288,037,737		30,440,384		1,318,478,121
Other Financial Instruments(b):
Assets		– 0	–	– 0	–	– 0	–	– 0	–
Liabilities:
Credit Default Swaps		– 0	–	(366,641)		– 0	–	(366,641)

Total(c)	$	– 0	–	$1,287,671,096		$30,440,384		$1,318,111,480

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Diversified Municipal Portfolio
Investment in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$6,650,305,197		$103,269,095		$6,753,574,292
Short-Term Municipal Notes		– 0	–	399,678,883		– 0	–	399,678,883
Governments – Treasuries		– 0	–	3,896,250		– 0	–	3,896,250
Short-Term Investments		– 0	–	734,763		– 0	–	734,763

Total Investments in Securities		– 0	–	7,054,615,093		103,269,095		7,157,884,188
Other Financial Instruments(b):
Assets		– 0	–	– 0	–	– 0	–	– 0	–
Liabilities:
Credit Default Swaps		– 0	–	(1,652,482)		– 0	–	(1,652,482)

Total(c)	$	– 0	–	$7,052,962,611		$103,269,095		$7,156,231,706

New York Municipal Portfolio
Investment in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$1,779,605,546		$33,233,120		$1,812,838,666
Short-Term Municipal Notes		– 0	–	26,079,151		3,502,345		29,581,496
Short-Term Investments		– 0	–	1,936,404		– 0	–	1,936,404

Total Investments in Securities		– 0	–	1,807,621,101		36,735,465		1,844,356,566
Other Financial Instruments(b):
Assets		– 0	–	– 0	–	– 0	–	– 0	–
Liabilities:
Credit Default Swaps		– 0	–	(521,779)		– 0	–	(521,779)

Total(c)	$	– 0	–	$1,807,099,322		$36,735,465		$1,843,834,787

(a)	The Portfolio held securities with zero market value at period end.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)	There were no transfers between any levels during the reporting period.

The Portfolios recognize all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

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The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

California Municipal Portfolio	Long-Term Municipal Bonds(a)		Total
Balance as of 9/30/17	$23,859,247		$23,859,247
Accrued discounts/(premiums)	(116,219)		(116,219)
Realized gain (loss)	– 0	–	– 0	–
Change in unrealized appreciation/depreciation	(138,763)		(138,763)
Purchases	6,836,119		6,836,119
Sales	– 0	–	– 0	–
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 3/31/18	$30,440,384		$30,440,384

Net change in unrealized appreciation/depreciation from investments held as of 3/31/18(b)	$(138,763)		$(138,763)

Diversified Municipal Portfolio	Long-Term Municipal Bonds		Total
Balance as of 9/30/17	$71,131,365		$71,131,365
Accrued discounts/(premiums)	(394,225)		(394,225)
Realized gain (loss)	(16,218)		(16,218)
Change in unrealized appreciation/depreciation	(750,810)		(750,810)
Purchases	36,779,468		36,779,468
Sales	(3,480,485)		(3,480,485)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 3/31/18	$103,269,095		$103,269,095

Net change in unrealized appreciation/depreciation from investments held as of 3/31/18(b)	$(739,003)		$(739,003)

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New York Municipal Portfolio	Long-Term Municipal Bonds		Short-Term Municipal Notes		Total
Balance as of 9/30/17	$27,083,617		$4,820,287		$31,903,904
Accrued discounts/(premiums)	(163,503)		(14,651)		(178,154)
Realized gain (loss)	(1,525,609)		– 0	–	(1,525,609)
Change in unrealized appreciation/depreciation	988,566		(3,291)		985,275
Purchases	20,196,743		– 0	–	20,196,743
Sales	(13,346,694)		(1,300,000)		(14,646,694)
Transfers in to Level 3	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–	– 0	–

Balance as of 3/31/18	$33,233,120		$3,502,345		$36,735,465

Net change in unrealized appreciation/depreciation from investments held as of 3/31/18(b)	$(60,961)		$133		$(60,828)

(a)	The Portfolio held securities with zero market value at period end.

(b)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

The following presents information about significant unobservable inputs related to the Portfolio’s Level 3 investments at March 31, 2018. Securities priced by third party vendors are excluded from the following table:

Quantitative Information about Level 3 Fair Value Measurements

California Municipal Portfolio

	Fair Value at 3/31/18			Valuation Technique	Unobservable Input	Input
Long-Term Municipal Bonds	$	– 0	–	Qualitative Assessment		$ – 0	–

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

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The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

C. Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of March 31, 2018, the Portfolios did not have any unrecognized tax benefits.

D. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and

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dividend income is recorded on the ex-dividend date or as soon as the Portfolios are informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

E. Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

F. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in each Portfolios represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

G. Distribution of Income and Gains

Net investment income of each Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Distributions of net realized gains, less any available loss carryforwards, if any, for all the Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

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NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

Effective January 27, 2017, the California Municipal and New York Municipal Portfolios pay the Adviser an investment management fee at an annual rate of .425% of the first $1 billion, .375% of the next $2 billion, .325% of the next $2 billion and .275% in excess of $5 billion of the average daily net assets of the Portfolios. The Diversified Municipal Portfolio pays the Adviser an investment management fee at an annual rate of .425% of the first $1 billion, .375% of the next $2 billion, .325% of the next $2 billion, .275% of the next $2 billion and .225% in excess of $7 billion of the average daily net assets of the Portfolio. Prior to January 27, 2017, the California Municipal and New York Municipal Portfolios paid the Adviser an investment management fee at an annual rate of .50% of the first $1 billion, .45% of the next $2 billion, .40% of the next $2 billion and .35% in excess of $5 billion of the average daily net assets of the Portfolios. The Diversified Municipal Portfolio paid the Adviser an investment management fee at an annual rate of .50% of the first $1 billion, .45% of the next $2 billion, .40% of the next $2 billion, .35% of the next $2 billion and .30% in excess of $7 billion of the average daily net assets of the Portfolio. The fee is accrued daily and paid monthly.

During the year ended September 30, 2017, the Adviser reimbursed the Diversified Municipal Portfolio $1,199 for trading losses incurred due to trade entry errors.

B. Transfer Agency Agreement; Shareholder Servicing Fee

Under a Transfer Agency Agreement between the Fund, on behalf of the Intermediate Municipal Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Intermediate Municipal Retail Classes compensate ABIS, a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the six months ended March 31, 2018, the compensation retained by ABIS amounted to: California Municipal Portfolio, $9,029; Diversified Municipal Portfolio, $178,703; and New York Municipal Portfolio, $12,345.

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Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to individual shareholders of the Portfolios (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. This agreement applies only to the Municipal Class shares of the Portfolios. Under the agreement, the fee paid by each of the Municipal Class shares to the Adviser for services under this agreement is at an annual rate of 0.10% of the average daily net assets of each Portfolio attributable to the respective class during the month.

C. Distribution Arrangements—Municipal Class Shares

Under the Distribution Agreement between the Fund, on behalf of the Municipal Class shares of each Portfolio and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell Municipal Class shares of the Portfolios. This agreement does not apply to the Intermediate Municipal Retail Classes of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D. Distribution Arrangements—Intermediate Municipal Retail Classes

The Intermediate Municipal Retail Class shares of the Portfolios have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investments, Inc., (the “Retail Distributor”), a wholly owned subsidiary of the Adviser, at an annual rate of up to 0.30% of each Portfolio’s average daily net assets attributable to the Intermediate Municipal Class A shares and 1% of each Intermediate Municipal Portfolio’s average daily net assets attributable to both Class B and Class C shares. Effective January 30, 2015, payments under the Agreement in respect of Class A shares are limited to an annual rate of 0.25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. There are no distribution and servicing fees on the Advisor Class shares. The Agreement provides that the Retail Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since commencement of the Portfolios’ operations,

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the Retail Distributor has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

Portfolio	Class B	Class C
California Municipal	$507,022	$1,312,530
Diversified Municipal	455,452	3,174,275
New York Municipal	743,241	2,364,684

There are no distribution and servicing fees on the Advisor Class Shares.

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Retail Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s shares.

E. Other Transactions with Affiliates

The Retail Distributor has advised the Fund that it has retained front-end sales charges from sales of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for the six months ended March 31, 2018, as follows:

	Front-End Sales Charges		Contingent Deferred Sales Charges
Portfolio	Class A		Class A		Class B			Class C
California Municipal	$15		$67		$	– 0	–	$316
Diversified Municipal	– 0	–	1,186			– 0	–	550
New York Municipal	49		– 0	–		– 0	–	– 0	–

NOTE 3.

Investment Security Transactions

A. Purchases and Sales

For the six months ended March 31, 2018, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

Portfolio	Purchases Excluding U.S. Government Securities	Purchases of U.S. Government Securities			Sales Excluding U.S. Government Securities	Sales of U.S. Government Securities
California Municipal	$271,930,367	$	– 0	–	$100,929,683	$60,835,921
Diversified Municipal	1,216,384,749		5,004,492		530,618,892	341,967,042
New York Municipal	318,099,593		– 0	–	134,237,509	87,685,523

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The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

	Gross Unrealized		Net Unrealized Appreciation
Portfolio	Appreciation	(Depreciation)
California Municipal	$23,009,156	$(6,841,976)	$16,167,180
Diversified Municipal	114,826,095	(63,426,499)	51,399,596
New York Municipal	30,958,214	(10,260,722)	20,697,492

B. Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Swaps

Each Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies and for other purposes discussed below. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolios in accordance with the terms of the respective swaps to provide value and recourse to the Portfolios or their counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolios’ exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the

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statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Credit Default Swaps:

The Portfolios may enter into credit default swaps for multiple reasons, including to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults by corporate and sovereign issuers held by the Portfolios, or to create

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exposure to corporate or sovereign issuers to which they are not otherwise exposed. The Portfolios may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolios receive/(pay) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolios will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolios for the same referenced obligations with the same counterparty. As of March 31, 2018, the Portfolios did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If a Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If a Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio. Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the schedule of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined

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under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended March 31, 2018, the Portfolios held credit default swaps for hedging and non-hedging purposes.

The Portfolios typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolios typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolios’ net liability, held by the defaulting party, may be delayed or denied.

The Portfolios’ ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolios decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolios’ OTC counterparty has the right to terminate such transaction and require the Portfolios to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the six months ended March 31, 2018, the Portfolios had entered into the following derivatives:

California Municipal Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Unrealized appreciation on credit default swap contracts	$94,292	Unrealized depreciation on credit default swap contracts	$6,597

Total		$94,292		$6,597

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$48,554	$87,695

Total		$48,554	$87,695

Diversified Municipal Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Unrealized appreciation on credit default swap contracts	$410,609	Unrealized depreciation on credit default swap contracts	$36,657

Total		$410,609		$36,657

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$247,456	$373,952

Total		$247,456	$373,952

New York Municipal Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Unrealized appreciation on credit default swap contracts	$134,205	Unrealized depreciation on credit default swap contracts	$9,391

Total		$134,205		$9,391

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$69,133	$124,814

Total		$69,133	$124,814

California Municipal Portfolio
Credit Default Swaps:
Average notional amount of sale contracts	$6,633,200	(a)

(a)	Positions were open for five months during the period.

Diversified Municipal Portfolio
Credit Default Swaps:
Average notional amount of sale contracts	$33,350,400	(a)

(a)	Positions were open for five months during the period.

New York Municipal Portfolio
Credit Default Swaps:
Average notional amount of sale contracts	$9,444,000	(a)

(a)	Positions were open for five months during the period.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

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All OTC derivatives held at period end were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements and net of the related collateral received/pledged by the Portfolios as of March 31, 2018. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

California Municipal Portfolio
Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
Credit Suisse International	$176,904	$	– 0	–	$	– 0	–	$	– 0	–	$176,904
Deutsche Bank AG	78,474		– 0	–		– 0	–		– 0	–	78,474
Goldman Sachs International	99,796		– 0	–		– 0	–		– 0	–	99,796
Morgan Stanley Capital Services LLC	11,467		– 0	–		– 0	–		– 0	–	11,467

Total	$366,641	$	– 0	–	$	– 0	–	$	– 0	–	$366,641	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

Diversified Municipal Portfolio
Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*		Net Amount of Derivatives Liabilities
Credit Suisse International	$597,284	$	– 0	–	$	– 0	–	$(597,284)		$	– 0	–
Deutsche Bank AG	436,398		– 0	–		– 0	–	(436,398)			– 0	–
Goldman Sachs International	555,251		– 0	–		– 0	–	(555,251)			– 0	–
Morgan Stanley Capital Services LLC	63,549		– 0	–		– 0	–	– 0	–		63,549

Total	$1,652,482	$	– 0	–	$	– 0	–	$(1,588,933)			$63,549	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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New York Municipal Portfolio
Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged*		Security Collateral Pledged*			Net Amount of Derivatives Liabilities
Credit Suisse International	$251,490	$	– 0	–	$(251,490)		$	– 0	–	$	– 0	–
Deutsche Bank AG	111,780		– 0	–	– 0	–		– 0	–		111,780
Goldman Sachs International	142,228		– 0	–	– 0	–		– 0	–		142,228
Morgan Stanley Capital Services LLC	16,281		– 0	–	– 0	–		– 0	–		16,281

Total	$521,779	$	– 0	–	$(251,490)		$	– 0	–		$270,289	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

NOTE 4.

Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2018 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2017 and September 30, 2016 and were as follows:

California Municipal Portfolio	2017		2016
Distributions paid from:
Ordinary income	$1,112,617		$412,433
Long-term capital gains	– 0	–	– 0	–

Total taxable distributions paid	1,112,617		412,433
Tax exempt distributions	24,389,074		24,154,507

Total distributions paid	$25,501,691		$24,566,940

Diversified Municipal Portfolio
Distributions paid from:
Ordinary income	$6,527,462		$3,460,879
Long-term capital gains	– 0	–	– 0	–

Total taxable distributions paid	6,527,462		3,460,879
Tax exempt distributions	129,890,739		127,335,748

Total distributions paid	$136,418,201		$130,796,627

New York Municipal Portfolio
Distributions paid from:
Ordinary income	$1,619,735		$588,980
Long-term capital gains	– 0	–	– 0	–

Total taxable distributions	1,619,735		588,980
Tax exempt distributions	35,187,802		37,012,114

Total distributions paid	$36,807,537		$37,601,094

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As of September 30, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income(a)	Accumulated Capital and Other Losses	Unrealized Appreciation	Total Accumulated Earnings/ (Deficit)(b)
California Municipal	$525,441	$(19,384,772)	$40,592,819	$21,733,488
Diversified Municipal	3,217,667	(46,710,133)	206,898,855	163,406,389
New York Municipal	987,475	(19,100,452)	59,568,051	41,455,074

(a)	Includes tax-exempt income as shown below:

California Municipal	$525,441
Diversified Municipal	3,217,667
New York Municipal	987,475

(b)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the tax treatment of interest on defaulted securities and dividends payable to shareholders.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of September 30, 2017, the following Portfolios had net capital loss carryforwards which will expire as follows:

Portfolio	Short-Term Amount	Long-Term Amount	Expiration
California Municipal	$2,406,179	n/a	2019
California Municipal	802,943	$16,175,650	No expiration
Diversified Municipal	5,545,006	41,165,127	No expiration
New York Municipal	2,260,090	16,840,362	No expiration

NOTE 5.

Risks Involved in Investing in the Portfolios

Interest Rate Risk—This is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds and notes. The Portfolios may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolios’ investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolios will experience increased interest rate risk to the extent it invests in fixed-income

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securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from a Portfolio that invests largely in fixed-income securities.

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell and less liquid.

Duration Risk—The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest-rate risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years would be expected to decrease in value by approximately 3% if interest rates increase by 1%. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. The New York Municipal Portfolio and California Municipal Portfolios invest primarily in securities issued by the State of New York and California, respectively, and their various political subdivisions, and the performance of each of these Portfolios is closely

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tied to economic conditions within the applicable state and the financial condition of that state and its agencies and municipalities. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, recent tax law changes could have a material impact on the value of municipal securities. Changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The Portfolios may invest in the municipal securities of Puerto Rico or other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Non-diversification Risk—Concentration of investments in a small number of securities tends to increase risk. The California Municipal and New York Municipal Portfolios are not “diversified”. This means that the Portfolios can invest more of its assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolios’ net asset value.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income

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securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolios are subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

Redemption Risk—The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Derivatives Risk—The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The U.S. Government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Management Risk—The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results. In some

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cases, derivatives and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Market Risk—The Portfolios are subject to market risk, which is the risk that bond prices in general may decline over short or extended periods. In the past decade, financial markets in the United States and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may continue, worsen, or spread. The U.S. Government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates low. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolio invests. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Tax Risk—There is no guarantee that the income on a Portfolio’s municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable. The U.S. Congress has considered changes to U.S. federal tax law that would, if enacted, have a negative impact on certain types of municipal securities, such as private activity bonds, or would otherwise make investments in municipal bonds less attractive.

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Lower-rated Securities Risk—Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Cybersecurity Risk—Cybersecurity incidents may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolios, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

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NOTE 6.

Capital-Share Transactions

The Fund has authorized 15.5 billion shares of common stock, par value $0.001 per share, of which of which 5.5 billion shares are allocated to the California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio. The allocation is as follows:

	Allocation of Shares (in Millions)
Portfolio	Bernstein Class Shares	Retail Class A Shares	Retail Class B Shares	Retail Class C Shares	Retail Advisor Class Shares	Retail Class T Shares	Total
California Municipal	200	200	200	200	200	300	1,300
Diversified Municipal	800	400	400	400	400	300	2,700
New York Municipal	400	200	200	200	200	300	1,500

Share transactions for each Portfolio for the six months ended March 31, 2018 and the year ended September 30, 2017, were as follows:

	California Municipal Portfolio
	Shares		Amount
	Six Months Ended 3/31/18 (unaudited)	Year Ended 9/30/17	Six Months Ended 3/31/18 (unaudited)	Year Ended 9/30/17

Municipal Class Shares
Shares sold	9,822,634	14,133,796	$139,204,520	$202,035,648

Shares issued to shareholders on reinvestment of dividends	723,535	1,314,669	10,251,108	18,770,778

Shares redeemed	(6,316,204)	(11,849,010)	(89,503,425)	(169,177,542)

Net increase	4,229,965	3,599,455	$59,952,203	$51,628,884

Class A Shares
Shares sold	2,009,969	3,145,839	$28,507,707	$44,748,351

Shares issued to shareholders on reinvestment of dividends	38,425	66,438	544,244	948,442

Shares converted from Class C	41,527	317,574	594,267	4,532,026

Shares redeemed	(1,748,360)	(4,032,757)	(24,795,838)	(57,250,056)

Net increase (decrease)	341,561	(502,906)	$4,850,380	$(7,021,237)

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NOTES TO FINANCIAL STATEMENTS (continued)

	California Municipal Portfolio
	Shares		Amount
	Six Months Ended 3/31/18 (unaudited)	Year Ended 9/30/17	Six Months Ended 3/31/18 (unaudited)	Year Ended 9/30/17

Class C Shares
Shares sold	140,301	248,462	$1,991,332	$3,533,756

Shares issued to shareholders on reinvestment of dividends	4,684	10,655	66,416	152,029

Shares converted to Class A	(41,552)	(317,574)	(594,267)	(4,532,026)

Shares redeemed	(315,351)	(279,061)	(4,472,940)	(3,973,403)

Net decrease	(211,918)	(337,518)	$(3,009,459)	$(4,819,644)

Advisor Class Shares
Shares sold	1,029,076	1,157,076	$14,574,004	$16,477,588

Shares issued to shareholders on reinvestment of dividends	6,233	6,212	88,114	88,674

Shares redeemed	(634,816)	(486,279)	(9,006,395)	(6,970,731)

Net increase	400,493	677,009	$5,655,723	$9,595,531

	Diversified Municipal Portfolio
	Shares		Amount
	Six Months Ended 3/31/18 (unaudited)	Year Ended 9/30/17	Six Months Ended 3/31/18 (unaudited)	Year Ended 9/30/17

Municipal Class Shares
Shares sold	50,344,534	73,074,749	$719,503,297	$1,050,177,361

Shares issued to shareholders on reinvestment of dividends and distributions	3,352,948	5,954,553	47,831,213	85,589,664

Shares redeemed	(33,541,857)	(66,104,006)	(478,313,738)	(949,455,532)

Net increase	20,155,625	12,925,296	$289,020,772	$186,311,493

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NOTES TO FINANCIAL STATEMENTS (continued)

Diversified Municipal Portfolio
Shares	Amount
Six Months Ended 3/31/18 (unaudited)	Year Ended 9/30/17	Six Months Ended 3/31/18 (unaudited)	Year Ended 9/30/17

Class A Shares
Shares sold	2,254,532	7,682,832	$32,179,522	$110,171,391

Shares issued to shareholders on reinvestment of dividends and distributions	134,731	303,037	1,924,419	4,356,491

Shares converted from Class B	131	2,531	1,867	36,721

Shares converted from Class C	32,429	641,949	461,416	9,232,031

Shares redeemed	(5,659,021)	(15,637,557)	(80,912,915)	(224,297,017)

Net decrease	(3,237,198)	(7,007,208)	$(46,345,691)	$(100,500,383)

Class B Shares
Shares sold	21	45	$300	$641

Shares issued to shareholders on reinvestment of dividends and distributions	11	22	153	321

Shares converted to Class A	(131)	(2,531)	(1,867)	(36,721)

Shares redeemed	– 0	–	(747)	– 0	–	(10,893)

Net decrease	(99)	(3,211)	$(1,414)	$(46,652)

Class C Shares
Shares sold	142,163	453,469	$2,036,006	$6,489,789

Shares issued to shareholders on reinvestment of dividends and distributions	19,683	44,863	280,982	644,691

Shares converted to Class A	(32,437)	(641,948)	(461,416)	(9,232,031)

Shares redeemed	(709,472)	(2,150,804)	(10,137,853)	(30,828,313)

Net decrease	(580,063)	(2,294,420)	$(8,282,281)	$(32,925,864)

Advisor Class Shares
Shares sold	17,527,002	22,895,764	$249,213,697	$328,650,038

Shares issued to shareholders on reinvestment of dividends and distributions	814,164	1,437,483	11,605,098	20,645,269

Shares redeemed	(8,837,305)	(20,573,869)	(125,858,015)	(294,766,036)

Net increase	9,503,861	3,759,378	$134,960,780	$54,529,271

130 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

New York Municipal Portfolio
Shares	Amount
Six Months Ended 3/31/18 (unaudited)	Year Ended 9/30/17	Six Months Ended 3/31/18 (unaudited)	Year Ended 9/30/17

Municipal Class Shares
Shares sold	12,918,669	19,091,535	$179,831,096	$267,503,221

Shares issued to shareholders on reinvestment of dividends and distributions	1,036,221	1,873,246	14,418,403	26,272,260

Shares redeemed	(8,724,593)	(16,463,233)	(121,456,297)	(230,874,702)

Net increase	5,230,297	4,501,548	$72,793,202	$62,900,779

Class A Shares
Shares sold	736,765	2,035,461	$10,269,083	$28,533,394

Shares issued to shareholders on reinvestment of dividends and distributions	64,926	145,234	903,635	2,035,945

Shares converted from Class B	50	937	693	13,389

Shares converted from Class C	33,228	278,265	459,041	3,901,274

Shares redeemed	(1,411,095)	(5,079,985)	(19,662,064)	(71,109,393)

Net decrease	(576,126)	(2,620,088)	$(8,029,612)	$(36,625,391)

Class B Shares
Shares sold	– 0	–	115	$	– 0	–	$1,626

Shares issued to shareholders on reinvestment of dividends and distributions	1	2	16	24

Shares converted to Class A	(50)	(938)	(693)	(13,389)

Net decrease	(49)	(821)	$(677)	$(11,739)

Class C Shares
Shares sold	79,241	318,936	$1,106,075	$4,452,161

Shares issued to shareholders on reinvestment of dividends and distributions	13,714	31,105	190,904	435,980

Shares converted to Class A	(33,228)	(278,265)	(459,041)	(3,901,274)

Shares redeemed	(356,000)	(995,117)	(4,956,203)	(13,921,339)

Net decrease	(296,273)	(923,341)	$(4,118,265)	$(12,934,472)

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NOTES TO FINANCIAL STATEMENTS (continued)

	New York Municipal Portfolio
	Shares		Amount
	Six Months Ended 3/31/18 (unaudited)	Year Ended 9/30/17	Six Months Ended 3/31/18 (unaudited)	Year Ended 9/30/17

Advisor Class Shares
Shares sold	854,866	2,507,684	$11,920,892	$35,100,995

Shares issued to shareholders on reinvestment of dividends and distributions	18,587	17,539	258,304	245,959

Shares redeemed	(370,785)	(882,851)	(5,161,072)	(12,298,859)

Net increase	502,668	1,642,372	$7,018,124	$23,048,095

NOTE 7. Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE 8. Subsequent Events

Effective April 26, 2018, the Fund has authorized an additional 1 billion Class Z shares of Common Stock, par value $0.001 per share, of which 0.2 billion, 0.2 billion and 0.6 billion shares are allocated to New York Municipal, California Municipal Portfolio and Diversified Municipal Portfolio, respectively.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Portfolios’ financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	California Municipal Portfolio
	Class A
	Six Months Ended March 31, 2018 (unaudited)	Year Ended September 30,
		2017	2016		2015	2014	2013

Net asset value, beginning of period	$ 14.33	$ 14.59	$ 14.40		$ 14.49	$ 14.29	$ 14.91

Income From Investment Operations
Net investment income†	.14	.27	.28	^	.29	.30	.34
Net realized and unrealized gain (loss) on investment transactions	(.29)	(.26)	.19		(.09)	.20	(.61)

Total from investment operations	(.15)	.01	.47		.20	.50	(.27)

Less: Dividends
Dividends from net investment income	(.14)	(.27)	(.28)		(.29)	(.30)	(.35)

Net asset value, end of period	$ 14.04	$ 14.33	$ 14.59		$ 14.40	$ 14.49	$ 14.29

Total Return
Total investment return based on net asset value(a)	(.98)%	.04%	3.24	%^	1.41%	3.53%	(1.88)%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$86,496	$83,361	$92,258		$92,211	$117,157	$120,384
Average net assets (000 omitted)	$87,679	$85,429	$92,455		$105,062	$115,483	$127,613
Ratio to average net assets of:
Expenses	.74%*	.76%	.83%		.83%+	.87%	.87%
Net investment income	1.97%*	1.90%	1.89	%^	2.02%+	2.09%	2.34%
Portfolio turnover rate	13%	17%	12%		16%	10%	23%

See footnote summary on page 143.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	California Municipal Portfolio
	Class C
	Six Months Ended March 31, 2018 (unaudited)	Year Ended September 30,
		2017	2016		2015	2014	2013

Net asset value, beginning of period	$ 14.32	$ 14.59	$ 14.40		$ 14.49	$ 14.29	$ 14.91

Income From Investment Operations
Net investment income†	.09	.17	.17	^	.19	.20	.24
Net realized and unrealized gain (loss) on investment transactions	(.28)	(.28)	.19		(.09)	.20	(.62)

Total from investment operations	(.19)	(.11)	.36		.10	.40	(.38)

Less: Dividends
Dividends from net investment income	(.09)	(.16)	(.17)		(.19)	(.20)	(.24)

Net asset value, end of period	$ 14.04	$ 14.32	$ 14.59		$ 14.40	$ 14.49	$ 14.29

Total Return
Total investment return based on net asset value(a)	(1.35)%	(.71)%	2.48	%^	.67%	2.81%	(2.55)%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$13,714	$17,028	$22,273		$21,901	$23,036	$28,103
Average net assets (000 omitted)	$15,450	$20,405	$21,831		$22,305	$25,026	$29,066
Ratio to average net assets of:
Expenses	1.49%*	1.52%	1.58%		1.57%+	1.57%	1.56%
Net investment income	1.22%*	1.16%	1.15	%^	1.29%+	1.39%	1.66%
Portfolio turnover rate	13%	17%	12%		16%	10%	23%

See footnote summary on page 143.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	California Municipal Portfolio
	Advisor Class
	Six Months Ended March 31, 2018 (unaudited)	Year Ended September 30, 2017	July 25, 2016(b) to September 30, 2016

Net asset value, beginning of period	$ 14.32	$ 14.59	$ 14.65

Income From Investment Operations
Net investment income†	.16	.31	.05	^
Net realized and unrealized loss on investment transactions	(.28)	(.27)	(.06)

Total from investment operations	(.12)	.04	(.01)

Less: Dividends
Dividends from net investment income	(.16)	(.31)	(.05)

Net asset value, end of period	$ 14.04	$ 14.32	$ 14.59

Total investment return based on net asset value(a)	(.86)%	.30%	(.04	)%^
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$18,270	$12,903	$3,266
Average net assets (000 omitted)	$15,426	$9,154	$204
Ratio to average net assets of:
Expenses	.49%*	.49%	.85	%*
Net investment income	2.22%*	2.17%	1.77	%^*
Portfolio turnover rate	13%	17%	12%

See footnote summary on page 143.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Diversified Municipal Portfolio
Class A
Six Months Ended March 31, 2018 (unaudited)	Year Ended September 30,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 14.44	$ 14.68	$ 14.48	$ 14.54	$ 14.36	$ 14.92

Income From Investment Operations
Net investment income†	.13	.25	.25	^	.26	.29	.34
Net realized and unrealized gain (loss) on investment transactions	(.31)	(.24)	.20	(.06)	.18	(.53)
Contributions from affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Total from investment operations	(.18)	.01	.45	.20	.47	(.19)

Less: Dividends and Distributions
Dividends from net investment income	(.13)	(.25)	(.25)	(.26)	(.29)	(.35)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	(.02)

Total dividends and distributions	(.13)	(.25)	(.25)	(.26)	(.29)	(.37)

Net asset value, end of period	$ 14.13	$ 14.44	$ 14.68	$ 14.48	$ 14.54	$ 14.36

Total Return
Total investment return based on net asset value(a)	(1.22)%	.11%	3.14	%^	1.40%	3.33%	(1.33)%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$289,124	$342,340	$450,882	$479,736	$1,540,449	$1,108,708
Average net assets (000 omitted)	$315,371	$378,242	$462,433	$1,459,820	$1,324,941	$819,476
Ratio to average net assets of:
Expenses	.72	%*	.75%	.79%	.83	%+	.86%	.78%
Net investment income	1.88	%*	1.75%	1.73	%^	1.80	%+	1.99%	2.34%
Portfolio turnover rate	13%	25%	11%	15%	19%	19%
See footnote summary on page 143.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Diversified Municipal Portfolio
Class B
Six Months Ended March 31, 2018 (unaudited)	Year Ended September 30,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 14.44	$ 14.68	$ 14.48	$ 14.54	$ 14.37	$ 14.93

Income From Investment Operations
Net investment income†	.07	.14	.14	^	.15	.20	.24
Net realized and unrealized gain (loss) on investment transactions	(.32)	(.24)	.20	(.06)	.16	(.54)

Total from investment operations	(.25)	(.10)	.34	.09	.36	(.30)

Less: Dividends and Distributions
Dividends from net investment income	(.07)	(.14)	(.14)	(.15)	(.19)	(.24)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	(.02)

Total dividends and distributions	(.07)	(.14)	(.14)	(.15)	(.19)	(.26)

Net asset value, end of period	$ 14.12	$ 14.44	$ 14.68	$ 14.48	$ 14.54	$ 14.37

Total Return
Total investment return based on net asset value(a)	(1.71)%	(.69)%	2.34	%^	.64%	2.52%	(2.02)%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$29	$31	$78	$96	$113	$382
Average net assets (000 omitted)	$30	$61	$88	$104	$228	$477
Ratio to average net assets of:
Expenses	1.56	%*	1.56%	1.57%	1.59	%+	1.55%	1.49%
Net investment income	1.04	%*	.95%	.95	%^	1.05	%+	1.39%	1.66%
Portfolio turnover rate	13%	25%	11%	15%	19%	19%

See footnote summary on page 143.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Diversified Municipal Portfolio
Class C
Six Months Ended March 31, 2018 (unaudited)	Year Ended September 30,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 14.44	$ 14.68	$ 14.48	$ 14.54	$ 14.36	$ 14.92

Income From Investment Operations
Net investment income†	.08	.14	.14	^	.16	.19	.24
Net realized and unrealized gain (loss) on investment transactions	(.32)	(.24)	.20	(.06)	.18	(.54)
Contributions from affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Total from investment operations	(.24)	(.10)	.34	.10	.37	(.30)

Less: Dividends and Distributions
Dividends from net investment income	(.08)	(.14)	(.14)	(.16)	(.19)	(.24)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	(.02)

Total dividends and distributions	(.08)	(.14)	(.14)	(.16)	(.19)	(.26)

Net asset value, end of period	$ 14.12	$ 14.44	$ 14.68	$ 14.48	$ 14.54	$ 14.36

Total Return
Total investment return based on net asset value(a)	(1.66)%	(.64)%	2.37	%^	.66%	2.62%	(2.02)%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$63,943	$73,746	$108,640	$116,939	$134,435	$166,410
Average net assets (000 omitted)	$69,156	$89,853	$113,511	$125,295	$149,054	$183,114
Ratio to average net assets of:
Expenses	1.47	%*	1.50%	1.55%	1.57	%+	1.55%	1.48%
Net investment income	1.13	%*	1.00%	.98	%^	1.07	%+	1.33%	1.65%
Portfolio turnover rate	13%	25%	11%	15%	19%	19%

See footnote summary on page 143.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Diversified Municipal Portfolio
	Advisor Class
	Six Months Ended March 31, 2018 (unaudited)	Year Ended September 30,			June 26, 2015(b) to September 30, 2015
		2017	2016

Net asset value, beginning of period	$ 14.42	$ 14.66	$ 14.47		$ 14.35

Income From Investment Operations
Net investment income†	.15	.29	.29	^	.08
Net realized and unrealized gain (loss) on investment transactions	(.32)	(.24)	.19		.13	††

Total from investment operations	(.17)	.05	.48		.21

Dividends from net investment income	(.15)	(.29)	(.29)		(.09)

Net asset value, end of period	$ 14.10	$ 14.42	$ 14.66		$ 14.47

Total investment return based on net asset value(a)	(1.17)%	.36%	3.36	%^	1.40%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$1,271,812	$1,163,196	$1,127,335		$1,071,776
Average net assets (000 omitted)	$1,189,937	$1,112,997	$1,108,033		$380,380
Ratio to average net assets of:
Expenses	.47%*	.50%	.56%		.47	%+*
Net investment income	2.13%*	2.01%	1.96	%^	2.19	%+*
Portfolio turnover rate	13%	25%	11%		15%

See footnote summary on page 143.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

New York Municipal Portfolio
Class A
Six Months Ended March 31, 2018 (unaudited)	Year Ended September 30,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 14.07	$ 14.33	$ 14.10	$ 14.16	$ 14.04	$ 14.66

Income From Investment Operations
Net investment income†	.14	.27	.29	^	.31	.32	.35
Net realized and unrealized gain (loss) on investment transactions	(.31)	(.26)	.23	(.06)	.12	(.61)

Total from investment operations	(.17)	.01	.52	.25	.44	(.26)

Less: Dividends and Distributions
Dividends from net investment income	(.14)	(.27)	(.29)	(.31)	(.32)	(.35)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.14)	(.27)	(.29)	(.31)	(.32)	(.36)

Net asset value, end of period	$ 13.76	$ 14.07	$ 14.33	$ 14.10	$ 14.16	$ 14.04

Total Return
Total investment return based on net asset value(a)	(1.20)%	.08%	3.68	%^	1.80%	3.18%	(1.82)%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$130,304	$141,325	$181,488	$187,256	$209,558	$217,567
Average net assets (000 omitted)	$135,943	$155,464	$182,379	$201,391	$205,590	$251,554
Ratio to average net assets of:
Expenses	.73	%*	.76%	.82%	.82	%+	.85%	.84%
Net investment income	2.03	%*	1.92%	2.03	%^	2.21	%+	2.28%	2.43%
Portfolio turnover rate	12%	23%	17%	17%	11%	17%

See footnote summary on page 143.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

New York Municipal Portfolio
Class B
Six Months Ended March 31, 2018 (unaudited)	Year Ended September 30,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 14.06	$ 14.32	$ 14.09	$ 14.16	$ 14.04	$ 14.65

Income From Investment Operations
Net investment income†	.06	.10	.17	^	.21	.23	.25
Net realized and unrealized gain (loss) on investment transactions	(.29)	(.25)	.24	(.07)	.11	(.60)

Total from investment operations	(.23)	(.15)	.41	.14	.34	(.35)

Less: Dividends and Distributions
Dividends from net investment income	(.07)	(.11)	(.18)	(.21)	(.22)	(.25)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.07)	(.11)	(.18)	(.21)	(.22)	(.26)

Net asset value, end of period	$ 13.76	$ 14.06	$ 14.32	$ 14.09	$ 14.16	$ 14.04

Total Return
Total investment return based on net asset value(a)	(1.67)%	(1.06)%	2.91	%^	.98%	2.45%	(2.44)%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$3	$4	$16	$26	$154	$425
Average net assets (000 omitted)	$3	$3	$19	$118	$300	$506
Ratio to average net assets of:
Expenses	1.83	%*	1.93%	1.63%	1.57	%+	1.56%	1.55%
Net investment income	.89	%*	.73%	1.22	%^	1.47	%+	1.60%	1.73%
Portfolio turnover rate	12%	23%	17%	17%	11%	17%

See footnote summary on page 143.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

New York Municipal Portfolio
Class C
Six Months Ended March 31, 2018 (unaudited)	Year Ended September 30,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 14.07	$ 14.33	$ 14.10	$ 14.17	$ 14.05	$ 14.66

Income From Investment Operations
Net investment income†	.09	.16	.18	^	.21	.22	.25
Net realized and unrealized gain (loss) on investment transactions	(.31)	(.26)	.23	(.07)	.12	(.60)

Total from investment operations	(.22)	(.10)	.41	.14	.34	(.35)

Less: Dividends and Distributions
Dividends from net investment income	(.09)	(.16)	(.18)	(.21)	(.22)	(.25)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.09)	(.16)	(.18)	(.21)	(.22)	(.26)

Net asset value, end of period	$ 13.76	$ 14.07	$ 14.33	$ 14.10	$ 14.17	$ 14.05

Total Return
Total investment return based on net asset value(a)	(1.57)%	(.67)%	2.91	%^	.99%	2.46%	(2.44)%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$37,806	$42,821	$56,849	$58,462	$68,754	$81,041
Average net assets (000 omitted)	$40,617	$49,277	$57,855	$63,403	$72,947	$92,988
Ratio to average net assets of:
Expenses	1.48	%*	1.51%	1.57%	1.55	%+	1.56%	1.55%
Net investment income	1.28	%*	1.17%	1.28	%^	1.48	%+	1.58%	1.73%
Portfolio turnover rate	12%	23%	17%	17%	11%	17%

See footnote summary on page 143.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	New York Municipal Portfolio
	Advisor Class
	Six Months Ended March 31, 2018 (unaudited)	Year Ended September 30, 2017	July 25, 2016(b) to September 30, 2016

Net asset value, beginning of period	$ 14.07	$ 14.33	$ 14.37

Income From Investment Operations
Net investment income†	.16	.30	.06^
Net realized and unrealized loss on investment transactions	(.31)	(.26)	(.04)

Total from investment operations	(.15)	.04	.02

Dividends from net investment income	(.16)	(.30)	(.06)

Net asset value, end of period	$ 13.76	$ 14.07	$ 14.33

Total investment return based on net asset value(a)	(1.08)%	.35%	.12	%^
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$32,608	$26,267	$3,226
Average net assets (000 omitted)	$30,236	$15,836	$205
Ratio to average net assets of:
Expenses	.48%*	.50%	.67	%*
Net investment income	2.29%*	2.18%	2.38	%^*
Portfolio turnover rate	12%	23%	17%

†	Based on average shares outstanding.

^	For the year ended September 30, 2016 the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Portfolio	Net Investment Income Per Share	Net Investment Income Ratio	Total Return
California Municipal	$.001	.01%	.01%
Diversified Municipal	.001	.004%	.004%
New York Municipal	.001	.01%	.01%

*	Annualized

††	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

(a)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(b)	Commencement of distributions.

(c)	Amount is less than $.005.

See notes to financial statements.

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BOARD OF DIRECTORS

Bart Friedman(1)(2), Chairman

Kathleen Fisher, President

R. Jay Gerken(1)

William Kristol(1)

Debra Perry(1)

Donald K. Peterson(1)

OFFICERS

Fred S. Cohen, Vice President(3)

R.B. (“Guy”) Davidson III, Vice President(3)

Terrance T. Hults, Vice President(3)

Matthew J. Norton, Vice President(3)

Andrew Potter, Vice President(3)

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Emilie D. Wrapp, Secretary

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street

Boston, MA 02210

Distributor†

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent†

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

1	Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

2	Member of the Fair Value Pricing Committee.

3	The day-to-day management of, and investment decisions for, the AB Intermediate Municipal Portfolios are made by the Municipal Bond Investment Team. Messrs. Cohen, Davidson, Hults, Norton and Potter are the investment professionals with the most significant responsibility for the day-to-day management of the Funds’ portfolios.

†	For the AB Intermediate Municipal Portfolios, Classes A, B and C and Advisor Class shares only.

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BOARD’S CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

Short Duration Diversified Municipal Portfolio

New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

The Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreement between the Sanford C. Bernstein Fund, Inc. (the “Fund”), on behalf of the Tax-Managed International, International, Emerging Markets, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, Short Duration Plus, Intermediate Duration, Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) and AllianceBernstein L.P. (the “Adviser”) (the “Investment Management Agreement”) at a meeting held on October 25-26, 2017. In connection with the process relating to the annual review of the Investment Management Agreement between the Fund and the Adviser, the Adviser received a letter dated August 18, 2017, from counsel to the Independent Directors. The letter contained a list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, met in person in July 2017 and received and reviewed certain information relating to the profitability of the Adviser in 2016 and prior years in relation to its services to the Fund, and received and evaluated extensive additional materials relating to the renewal of the Investment Management Agreement from the Adviser during in-person meetings in September and October 2017. In addition, the Independent Directors received materials prepared by the Senior Officer1 as described below. At the July 27, 2017 meeting, the Independent Directors met separately with independent counsel and the Senior Officer, and met with Seth Bernstein, the Chief Executive Officer of the Adviser, to discuss (among other things) the importance of the Private Client business to the

1	Philip Kirstein, the Fund’s Senior Officer, retired effective 12/31/2017.

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BOARD’S CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

Adviser and the role played by the Portfolios, as well as the capabilities the Adviser could provide to clients. On September 28, 2017, the Board of Directors held an in-person meeting to discuss its review of the Investment Management Agreement and the materials the Directors had been provided. Also on September 28, 2017, the Independent Directors met separately with independent counsel and the Senior Officer in executive session. Following the September 28, 2017 meeting, the Independent Directors, through counsel, requested certain additional information which was provided by the Adviser on October 5, 2017. The Independent Directors held a telephonic meeting on October 17, 2017 to discuss the contract renewal materials and supplemental materials. On October 25-26, 2017, the Board of Directors held an in-person meeting to continue their review of the Investment Management Agreement. During this meeting, the Independent Directors met with counsel to the Independent Directors as well as the Fund’s Senior Officer to review the contract renewal materials provided by the Adviser as well as the Senior Officer’s report and conclusions. At the conclusion of this meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

In approving the continuation of the Investment Management Agreement, the Board of Directors, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Agreement and considered whether continuation of the Investment Management Agreement would be in the best interests of each Portfolio.

The Board of Directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer of the reasonableness of the advisory fees in the Investment Management Agreement, wherein the Senior Officer concluded that the contractual fees contained in the Adviser’s proposal were reasonable with respect to all Portfolios and within the range of what would have been negotiated at arms-length in light of the surrounding circumstances.

The matters discussed below were considered separately by the Independent Directors in executive sessions, during which experienced counsel that is independent of the Adviser provided guidance to the Independent Directors. No single factor was considered in isolation or to be determinative to the decision of the Board to approve the continuation of the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered, and in light of the proposal to establish breakpoints for the Overlay A and the Tax-Aware Overlay A Portfolios’ fee schedules, and to reduce fees for the Short Duration Diversified Municipal, Short Duration Plus, Intermediate Duration, Tax-Managed International, International, and Emerging Markets Portfolios,

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BOARD’S CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

effective January 1, 2018, that it was in the best interests of each Portfolio to approve the continuation of the Investment Management Agreement including the fees to be charged for services thereunder, as summarized below.

Fees and Expenses

The Board of Directors, including the Independent Directors, compared the fees and expense ratios of each Portfolio as proposed by the Adviser (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The Senior Officer also performed analyses of the advisory fees, and compared such analyses to the Portfolios’ peer groups.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser, including information about recent advisory fee changes with respect to other investment companies and non-investment company clients advised by the Adviser.

On the basis of its review and consideration of the fees as described above and the Board’s consideration of the other factors described below, the Board concluded that the contractual advisory fees as proposed are reasonable.

Nature, Extent and Quality of Services

The Board of Directors, including the Independent Directors, considered the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its compliance, administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day

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BOARD’S CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout changing market environments. The Board reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios and noted that such staff appeared sufficient to provide a high level of service to the Portfolios. The Board also considered how the organizational capabilities and financial condition of the Adviser may affect the nature and quality of its services. The Board further reviewed information about AXA Financial’s proposed initial public offering (“IPO”) of a minority stake in its US operations, including AXA Group’s interest in the Adviser, and the statements of the Adviser that it will continue to operate as an independent, publicly-traded US asset manager and that the IPO is not anticipated to change the Adviser’s current management structure or strategy.

In considering the nature and quality of the services provided by the Adviser, the Board of Directors, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. (The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios.) The Board was provided with performance data versus each Portfolio’s peer group, for the l-year, 3-year, 5-year and 10-year periods, as applicable, ended June 30, 2017 (“relevant periods”) and versus each Portfolio’s benchmark index, for the year to date, l-year, 3-years, 5-years, 10-years and since inception periods, as applicable, ended June 30, 2017. Both the funds included in each Portfolio’s peer group and the comparative performance data were provided to the Directors by Broadridge. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year.

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlay Portfolios can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in seeking to provide the desired risk/return trade-off for their investors. The Directors also noted the Adviser’s continued efforts to enhance the Overlay Portfolios.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

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BOARD’S CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

Profitability

The Board of Directors, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the Portfolios. The materials provided to the Independent Directors included information indicating the profitability of the Portfolios to the Adviser for calendar years 2015 and 2016, which had been reviewed by an independent consultant retained by the Senior Officer. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolios, and that they had focused on profitability before taxes and distribution expenses. The Directors also received a presentation at the July 27, 2017 Board meeting from the independent consultant who reviewed the Adviser’s method of calculating profitability. The Directors recognized that it is difficult to make comparisons of profitability among fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors including different cost accounting methodologies.

After reviewing all relevant factors, the Board of Directors, including the Independent Directors, concluded that the level of the Adviser’s profits in respect of its management of the Portfolios was not excessive.

Economies of Scale

The Board of Directors, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.

At the October 26, 2017 Board meeting, the Directors received the Senior Officer Report which included a discussion of possible economies of scale. The Directors discussed with the Senior Officer possible ways in which any such economies of scale may be shared with the Portfolios, including by investment in enhanced services.

After reviewing the profitability and economies of scale information provided by the Adviser, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things, breakpoint arrangements as currently in effect as well as the new breakpoints proposed for the Overlay A and Tax-Aware Overlay A Portfolios; proposed fee reductions for the Short

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BOARD’S CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

Duration Diversified Municipal, Short Duration Plus, Intermediate Duration, Tax-Managed International, International, and Emerging Markets Portfolios, effective January 1, 2018; the fact that that the New York Municipal Portfolio, California Municipal Portfolio and Diversified Municipal Portfolio had recently implemented advisory fee reductions in 2017; the fact that in the case of the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios the fee levels initially established had assumed achievement of significant scale and that these Portfolios are considerably smaller in asset size than the Overlay A and Tax-Aware Overlay A Portfolios; expense caps and waivers on select Portfolios; and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements, although the Adviser decreased its operating expenses and staff in recent years. The Directors also noted that, because of the investment by the Overlay A and Tax-Aware Overlay A Portfolios in affiliated portfolios, there are significant waivers of management fees for the Overlay A and Tax-Aware Overlay A Portfolios to reflect their investment in such affiliated portfolios.

Fall-Out Benefits and Other Revenue

The Board of Directors, including the Independent Directors, also took into account so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby the Adviser receives the benefit of research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, and transfer agency fees paid by the retail share classes of certain Portfolios to a wholly-owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, with the addition of breakpoints to the Overlay A and the Tax-Aware Overlay A Portfolios’ fee schedules, and with the reduction of certain other Portfolios’ contractual fee schedules, as set forth below:

Advisory Fee Schedule
Short Duration Diversified Municipal Portfolio	0.30% of the first $750 million; 0.25% of assets in excess of $750 million

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BOARD’S CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

Advisory Fee Schedule
Short Duration Plus Portfolio	0.35% of the first $750 million; 0.30% of assets in excess of $750 million

New York Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion

California Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion

Diversified Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion up to, but not exceeding $7 billion; 0.225% of assets in excess of $7 billion

Intermediate Duration Portfolio	0.45% of the first $2.5 billion; 0.40% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $8 billion; 0.30% of assets in excess of $8 billion

Tax-Managed International Portfolio	0.75% of the first $2.5 billion; 0.65% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.60% in excess of $5 billion

International Portfolio	0.75% of the first $2.5 billion; 0.65% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.60% in excess of $5 billion

Emerging Markets Portfolio	0.95% of the first $2.5 billion; 0.90% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% in excess of $5 billion

Overlay A Portfolio	0.90% of the first $5 billion; 0.875% in excess of $5 billion

Tax-Aware Overlay A Portfolio	0.90% of the first $5 billion; 0.875% in excess of $5 billion

Overlay B Portfolio	0.65%

Tax-Aware Overlay B Portfolio	0.65%

Tax-Aware Overlay C Portfolio	0.65%

Tax-Aware Overlay N Portfolio	0.65%

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund1

INTERNATIONAL/ GLOBAL EQUITY (continued)

INTERNATIONAL/ GLOBAL VALUE

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio1

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio1, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Money Market Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to November 10, 2017, Government Money Market Portfolio was named Government Exchange Reserves; prior to January 8, 2018, Sustainable International Thematic Fund was named International Growth Fund; prior to February 23, 2018, FlexFee High Yield Portfolio was named High Yield Portfolio.

152 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

AB INTERMEDIATE MUNICIPAL PORTFOLIOS

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

IM-0152-0318

SANFORD C. BERNSTEIN FUND, INC.

Overlay Portfolios

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

SEMI-ANNUAL REPORT

MARCH 31, 2018

Before investing in any portfolio of the Sanford C. Bernstein Fund, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolios’ prospectus, an additional copy of which may be obtained by visiting our website at www.Bernstein.com and clicking on “Investments”, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please call (collect) 212.486.5800.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.AllianceBernstein.com or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund, Inc. prospectus for individuals who are not shareholders of the Fund.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

Investment Products Offered:    •  Are Not FDIC Insured  •  May Lose Value  •  Are Not Bank Guaranteed

Portfolio Manager Commentary (Unaudited)

To Our Shareholders—May 15, 2018

On the following pages, you will find the 2018 semi-annual report for the Overlay Portfolios1 of the Sanford C. Bernstein Fund, Inc. (collectively, the “Portfolios”, and individually, a “Portfolio”). The semi-annual report covers the six- and 12-month periods ended March 31, 2018, and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolios and a listing of each Portfolio’s holdings as of the period end.

Equity market returns decelerated during the six-month period ended March 31, 2018, as volatility resurfaced. Despite this, all regions of the world delivered positive returns for the period, with emerging-market equities remaining the top performer. Reflecting an increase in interest rates, both US taxable and tax-exempt bond returns were slightly negative.

Some slowing of stock returns seemed likely after a very strong 2017, when corporate earnings growth gained momentum and markets responded accordingly. Risk returned in 2018, with a correction in February interrupting the longest and calmest winning streak ever. Concerns about potentially rising inflation and interest rates, as well as risks around tariff wars, spurred heightened volatility, but we believe the global economy is strong enough that markets can withstand increased uncertainty.

Looking ahead, our return expectations remain below long-term averages. In our view, strong 2018 earnings growth has been largely priced in to stocks. We also anticipate that interest rates will climb gradually, potentially leading to subdued bond returns.

If you have any questions about your investments in the Portfolios, please contact your Bernstein Advisor by calling 212.756.4097, or visit www.Bernstein.com. As always, we are firmly dedicated to your investment success. Thank you for your continued interest in the Portfolios.

Sincerely,

Kathleen M. Fisher

President

Sanford C. Bernstein Fund, Inc.

1	This performance discussion is intended as a general market commentary. Please note that information for the International, Tax-Managed International, Emerging Markets, New York Municipal, California Municipal, Diversified Municipal, Short Duration Diversified Municipal, Short Duration Plus and Intermediate Duration Portfolios of Sanford C. Bernstein Fund, Inc. may be found in a separate report.

The Portfolios are intended to be used as part of a broader investment program administered directly by Sanford C. Bernstein & Co. LLC. The performance and objectives of the Portfolios should be evaluated only in the context of the investor’s complete investment program. The Portfolios are NOT designed to be used as a stand-alone investment.

Investment Objectives and Policies

The investment objective of the Overlay A and Tax-Aware Overlay A Portfolios is to manage the volatility of an equity-oriented asset allocation over the long term, as part of a Private Client’s overall asset allocation managed by Sanford C. Bernstein & Co. LLC (“Bernstein”). The investment objective of the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios is to manage the volatility of a fixed-income-oriented asset allocation over the long term, as part of a Private Client’s overall asset allocation managed by Bernstein.

The Portfolios may invest in a diversified portfolio of securities and other financial instruments, including derivative instruments that provide investment exposure to a variety of asset classes. These asset classes may include: equity securities and fixed-income instruments of issuers located within and outside the United States, real estate-related securities, below investment-grade (“high yield”) securities (commonly known as “junk bonds”), currencies and commodities. The Overlay A and Tax-Aware Overlay A Portfolios obtain equity exposure by investing directly in equity securities and through investments in other registered funds, including, but not limited to, other funds managed by AllianceBernstein L.P. (the “Adviser”). By adjusting investment exposure among the various asset classes in the Portfolios, the Adviser seeks to manage the volatility of diversified client portfolios managed by Bernstein that reflect a significant allocation to equity securities, in the case of the Overlay A and Tax-Aware Overlay A Portfolios, and a significant allocation to taxable or municipal fixed-income securities in the case of the Overlay B,

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2018 Semi-Annual Report	1

Portfolio Manager Commentary (continued)

Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios. The Portfolios’ asset class exposures may be implemented and adjusted either through transactions in individual securities or through derivatives.

The Adviser alters asset class exposures as market and economic conditions change. The Adviser employs risk/return tools and fundamental research insights to determine how to adjust the Portfolios’ exposures to various asset classes. These dynamic adjustments to the Portfolios’ asset class exposures are implemented principally through the use of derivatives.

The Adviser also may use exchange-traded funds (“ETFs”), exchange traded notes, structured investments and commodity-linked notes in seeking to carry out the Portfolios’ investment strategies. The Portfolios may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. An appropriate hedge of currency exposure resulting from the Portfolios’ securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolios. The Portfolios may use options strategies (involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes), futures contracts (including futures contracts on individual securities and stock indexes), swap agreements (including interest rate swaps and currency swaps) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolios from a decline in value, sometimes within certain ranges.

Exposure to certain other asset classes may also be achieved through investments in other AB mutual funds. The Overlay A and Overlay B Portfolios are managed without regard to potential tax consequences to the shareholder. In the case of the Tax-Aware Portfolios, the Adviser will employ tax management strategies in an attempt to reduce the impact of taxes on shareholders in the Portfolios.

2	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (Unaudited)

Benchmark Disclosures

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The Standard and Poor’s (“S&P”) 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. The Bloomberg Barclays Global Aggregate Bond Index (USD hedged) represents the performance of the global investment-grade developed fixed-income markets. Bloomberg Barclays 5-Year General Obligation (“GO”) Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. The Russell 3000 Index measures the performance of the largest 3,000 US public companies representing approximately 98% of the investible US equity market by stock market capitalization. The Morgan Stanley Capital International (“MSCI”) All Country World Index (“ACWI”) ex-USA Investable Markets Index (“IMI”) (net) captures large-, mid- and small-cap representation across 22 of 23 developed-market countries (excluding the US) and 23 emerging-market countries. The MSCI ACWI Commodity Producers Index captures the global opportunity set of commodity producers in the energy, metal and agricultural sectors. Constituents are selected from the equity universe of MSCI ACWI, the parent index, which covers mid- and large-cap securities across 23 developed markets and 23 emerging-markets countries. The Financial Times Stock Exchange® European Public Real Estate Association/National Association of Real Estate Investment Trusts (“FTSE EPRA/NAREIT”) Global Index is a free-float adjusted index designed to track the performance of listed real estate companies and real estate investment trusts (“REITs”) worldwide. The Bloomberg Commodity Index is made up of 22 exchange-traded futures on physical commodities. The Bloomberg Barclays US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities. The Bloomberg Barclays 1-10 Year US TIPS Index measures the performance of the US Treasury inflation-protected securities market, with maturities between one and ten years. The Bloomberg Barclays 1-10 Year Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds.

The composite benchmark for a Portfolio is a customized benchmark and uses index returns to represent performance of the asset classes. The Composite Benchmark for Overlay A is 44% Russell 3000, 29.3% MSCI ACWI ex-USA IMI (net), 6.6% MSCI ACWI Commodity Producers (net), 10% Bloomberg Barclays US Aggregate Bond, 10% Bloomberg Barclays Global Aggregate Bond (USD hedged). The Composite Benchmark for Tax-Aware Overlay A is 44.2% Russell 3000, 29.5% MSCI ACWI ex-USA IMI (net), 6.3% MSCI ACWI Commodity Producers (net), 20% Bloomberg Barclays US Aggregate Bond. The Composite Benchmark for Overlay B is 15.8% Russell 3000, 10.8% MSCI ACWI ex-USA IMI (net), 3.3% MSCI ACWI Commodity Producers (net), 24.5% Bloomberg Barclays US Aggregate Bond, 24.5% Bloomberg Barclays Global Aggregate Bond (USD hedged), 21% Bloomberg Barclays 1-10 Year US TIPS. The Composite Benchmark for Tax-Aware Overlay B is 17.9% Russell 3000, 12.1% MSCI ACWI ex-USA IMI (net), 42% Bloomberg Barclays 1-10 Year Municipal Bond, 28% Bloomberg Barclays 1-10 Year US TIPS. The Composite Benchmark for Tax-Aware Overlay C and N is 21% Russell 3000, 9% MSCI ACWI ex-USA IMI (net), 14% Bloomberg Barclays 1-10 Year US TIPS, 56% Bloomberg Barclays 1-10 Year Municipal Bond.

The Russell 3000, MSCI ACWI ex-USA IMI (net) and MSCI ACWI Commodity Producers Index (net) represent the allocation to global stocks. The FTSE EPRA/NAREIT Global Index represents the allocation to real estate. The Bloomberg Commodity, the Bloomberg Barclays US Aggregate Bond,

Bloomberg Barclays 1-10 Year US TIPS, Bloomberg Barclays 1-10 Year Municipal Bond, Bloomberg Barclays Global Aggregate Bond (USD hedged) represent the allocation to bonds.

MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. Investors cannot invest directly in an index, and their results are not indicative of the performance for any specific investment, including the Portfolios.

Investors cannot invest directly in indices, and their results are not indicative of the performance for any specific investment, including the Portfolios.

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Disclosures and Risks (continued)

A Word About Risk

All Overlay Portfolios:

The share price of the Portfolios will fluctuate and you may lose money. There is no guarantee that the Portfolios will achieve their investment objective.

The Portfolios are intended to be used as part of a broader investment program administered directly by Bernstein. The performance and objectives of the Portfolios should be evaluated only in the context of the Private Client’s complete investment program. Changes in value of the Portfolios may be particularly pronounced because the Portfolios are managed in such a fashion as to affect the investor’s assets subject to that broader investment program. The Portfolios are NOT designed to be used as a stand-alone investment.

Market Risk: The Portfolios are subject to market risk, which is the risk that stock and bond prices in general may decline over short or extended periods. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. The US government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets. Other governments have tried to support markets by buying stocks and through other market interventions. Government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Further Federal Reserve or other US or non-US governmental or central bank actions, including interest rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invest.

Current political uncertainty surrounding the European Union (“EU”) and its membership may increase market volatility. The United Kingdom has voted to withdraw from the EU, and one or more other countries may withdraw from the EU and/or abandon the Euro, the common currency of the EU. The financial instability of some countries in the EU, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results. The Portfolios do not seek to control risk relative to, or to outperform, a particular securities market benchmark. In some cases, derivatives and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Allocation Risk: The allocation of investments among different global asset classes may have a significant effect on the Portfolios’ net asset value (“NAV”) when one of these asset classes is performing more poorly than others. As direct investments, investments in other funds and derivative positions will be periodically rebalanced to reflect the Adviser’s view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolios may incur significant losses.

Derivatives Risk: The Portfolios intend to use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used

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Disclosures and Risks (continued)

solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The US government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Leverage Risk: Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Portfolios’ investments and make them more volatile. The use of leverage may cause the Portfolios to liquidate portfolio positions when it may not be advantageous to do so.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. To the extent the Portfolios invest in municipal securities, the Portfolios are subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

Redemption Risk: The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Foreign (Non-US) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in US securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Emerging-Markets Securities Risk: The risks of investing in foreign (non-US) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Foreign Currency Risk: This is the risk that changes in foreign (non-US) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the US dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the US dollar).

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds and notes. The

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2018 Semi-Annual Report	5

Disclosures and Risks (continued)

Portfolios may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolios’ investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolios may experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from a Portfolio that invests largely in fixed-income securities.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contracts, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell and less liquid.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years would be expected to decrease in value by approximately 3% if interest rates increase by 1%. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Commodity Risk: The value of commodity-linked derivatives, exchange traded notes and exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Real Estate Related Securities Risk: Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in

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Disclosures and Risks (continued)

the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Investing in REITs also involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including other AB Mutual Funds and ETFs, are subject to market and selection risk. In addition, if the Portfolios acquire shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolios (including management and advisory fees) and, indirectly, the expenses of the investment companies.

Portfolio Turnover Risk: Some or all of the strategies utilized by the Portfolios may involve frequent and active trading. This trading may increase the Portfolios’ rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover may increase transaction costs, which must be borne by the Portfolios and their shareholders.

Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. To the extent the Portfolios invest in a particular state’s municipal securities, they may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes and earthquakes. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, recent tax law changes could have a material impact on the value of municipal securities. Changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The Portfolios may invest in municipal securities of issuers in Puerto Rico or other US territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other US issuers of municipal securities. Like many US states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Tax Risk: There is no guarantee that the income on the Portfolios’ municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service

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Disclosures and Risks (continued)

or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable. The US Congress has considered changes to US federal tax law that would, if enacted, have a negative impact on certain types of municipal securities, such as private activity bonds, or would otherwise make investments in municipal bonds less attractive.

Overlay A, Tax-Aware Overlay A, Overlay B and Tax-Aware Overlay B Portfolios

Subordination Risk: The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Overlay B and Tax-Aware Overlay B Portfolios:

Mortgage-Related Securities Risk: Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

These risks are discussed in further detail in the Portfolios’ prospectus.

An Important Note About Historical Performance

Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolios have been deducted.

The performance shown in this report represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling 212.756.4097. The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit www.Bernstein.com, click on “Investments”, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports”, or call Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

8	Sanford C. Bernstein Fund, Inc.

Historical Performance (Unaudited)

Overlay Portfolios vs. Their Benchmarks

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH MARCH 31, 2018	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	SINCE INCEPTION [1]
Overlay A Portfolio Class 1	4.83%	12.70%	6.76%	7.16%
Return after taxes on Distributions[2]	4.51	12.35	6.06	6.37
Return after taxes on Distributions and sale of shares[2]	3.00	7.47	5.18	5.56
Overlay A Portfolio Class 2	4.91	12.94	6.98	7.37
Return after taxes on Distributions[2]	4.53	12.53	6.23	6.53
Return after taxes on Distributions and sale of shares[2]	3.09	7.66	5.35	5.72
Composite Benchmark	4.22	12.73	7.95	9.08
Prior Composite Benchmark[3]	4.28	12.61	8.19	9.35
S&P 500 Index	5.84	13.99	13.31	14.28

Tax-Aware Overlay A Portfolio Class 1	4.56	12.29	7.12	6.95
Return after taxes on Distributions[2]	3.84	11.52	6.40	6.40
Return after taxes on Distributions and sale of shares[2]	2.92	7.31	5.48	5.51
Tax-Aware Overlay A Portfolio Class 2	4.65	12.61	7.33	7.17
Return after taxes on Distributions[2]	3.86	11.76	6.57	6.58
Return after taxes on Distributions and sale of shares[2]	2.99	7.53	5.65	5.69
Composite Benchmark	3.87	12.12	8.02	9.19
Prior Composite Benchmark[3]	3.92	12.00	8.27	9.46
S&P 500 Index	5.84	13.99	13.31	14.28

Overlay B Portfolio Class 1	1.75	5.78	3.77	4.79
Return after taxes on Distributions[2]	0.83	4.83	2.29	3.53
Return after taxes on Distributions and sale of shares[2]	1.07	3.36	2.31	3.29
Overlay B Portfolio Class 2	1.83	6.06	3.93	4.94
Return after taxes on Distributions[2]	0.84	5.03	2.40	3.64
Return after taxes on Distributions and sale of shares[2]	1.12	3.52	2.41	3.39
Composite Benchmark	1.93	6.48	3.61	5.04
Prior Composite Benchmark[3]	1.94	6.44	3.68	5.13
Bloomberg Barclays Global Aggregate Bond Index (USD hedged)	0.68	2.46	2.91	3.65

See Disclosures, Risks and Note about Historical Performance on pages 3–8.

(Historical Performance and footnotes continued on next page)

2018 Semi-Annual Report	9

Historical Performance (continued from previous page)

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH MARCH 31, 2018	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	SINCE INCEPTION [1]
Tax-Aware Overlay B Portfolio Class 1	0.96%	4.88%	3.56%	4.45%
Return after taxes on Distributions[2]	0.01	3.89	2.61	3.74
Return after taxes on Distributions and sale of shares[2]	1.34	3.59	2.64	3.46
Tax-Aware Overlay B Portfolio Class 2	1.02	5.03	3.73	4.60
Return after taxes on Distributions[2]	0.05	4.03	2.76	3.88
Return after taxes on Distributions and sale of shares[2]	1.42	3.72	2.78	3.60
Composite Benchmark	1.20	5.06	3.86	5.28
Prior Composite Benchmark[3]	1.22	5.02	3.95	5.38
Bloomberg Barclays 5-Year GO Municipal Bond Index	-1.39	0.40	1.38	2.32

Tax-Aware Overlay C Portfolio Class 1	1.14	5.07	3.49	4.37
Return after taxes on Distributions[2]	0.21	4.11	2.55	3.65
Return after taxes on Distributions and sale of shares[2]	1.39	3.64	2.55	3.36
Tax-Aware Overlay C Portfolio Class 2	1.20	5.22	3.65	4.53
Return after taxes on Distributions[2]	0.26	4.24	2.69	3.79
Return after taxes on Distributions and sale of shares[2]	1.47	3.77	2.69	3.50
Composite Benchmark	1.22	5.02	3.95	5.38
Bloomberg Barclays 5-Year GO Municipal Bond Index	-1.39	0.40	1.38	2.32

Tax-Aware Overlay N Portfolio Class 1	1.02	4.97	3.61	4.37
Return after taxes on Distributions[2]	0.07	3.99	2.64	3.63
Return after taxes on Distributions and sale of shares[2]	1.33	3.60	2.64	3.36
Tax-Aware Overlay N Portfolio Class 2	1.08	5.02	3.75	4.52
Return after taxes on Distributions[2]	0.11	4.02	2.77	3.77
Return after taxes on Distributions and sale of shares[2]	1.41	3.67	2.76	3.50
Composite Benchmark	1.22	5.02	3.95	5.38
Bloomberg Barclays 5-Year GO Municipal Bond Index	-1.39	0.40	1.38	2.32

The current prospectus fee table shows the total operating expense ratios for Class 1 and Class 2 shares as 1.44% and 1.24% for Overlay A; 1.43% and 1.23% for Tax-Aware Overlay A; 0.90% and 0.75% for Overlay B; 0.86% and 0.71% for Tax-Aware Overlay B; 0.90% and 0.75% for Tax-Aware Overlay C; and 0.91% and 0.76% for Tax-Aware Overlay N. Contractual fee waivers and/or expense reimbursements limit the Portfolios’ annual operating expense ratios to 1.14% and 0.94% for Overlay A; 1.13% and 0.93% for Tax-Aware Overlay A; 0.87% and 0.72% for Overlay B; 0.84% and 0.69% for Tax-Aware Overlay B; 0.89% and 0.74% for Tax-Aware Overlay C; 0.90% and 0.75% for Tax-Aware Overlay N. These waivers will remain in effect until January 26, 2019. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

Over both periods, the DAA Overlays added to volatility for both Portfolios. For the 60/40, the Overlays added to the Portfolio performance by 0.04% over the six-month period and by 0.19% over the 12-month period. However, for the 30/70, the Overlays detracted from the Portfolio performance by 0.10% over the six-month period and by 0.05% over the 12-month period.

There are no sales charges associated with an investment in the Bernstein funds. Total returns and average annual returns are therefore the same. The Portfolios are not stand alone Portfolios and are used only in conjunction with globally diversified Private Client portfolios.

1	Inception date: 2/8/2010.

2	After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

3	Prior to March 1, 2018, the Portfolios’ Composite Benchmarks were as follows: Overlay A, 47.7% Russell 3000, 25.7% MSCI ACWI ex-USA IMI, 6.6% MSCI ACWI Commodity Producers, 10% Bloomberg Barclays US Aggregate, 10% Bloomberg Barclays Global Aggregate (USD hedged); Tax-Aware Overlay A, 47.9% Russell 3000, 25. 8% MSCI ACWI ex-USA IMI, 6.3% MSCI ACWI Commodity Producers, 20% Bloomberg Barclays US Aggregate; Overlay B, 17.1% Russell 3000, 9.6% MSCI ACWI ex-USA IMI, 3.3% MSCI ACWI Commodity Producers, 24.5% Bloomberg Barclays US Aggregate, 24.5% Bloomberg Barclays Global Aggregate Bond (USD hedged), 21% Bloomberg Barclays 1-10 Year US TIPS; Tax-Aware Overlay B, 19.3% Russell 3000, 10.7% MSCI ACWI ex-USA IMI, 42% Bloomberg Barclays 1-10 Year Municipal Bond Index, 28% Bloomberg Barclays 1-10 Year US TIPS.

See Disclosures, Risks and Note about Historical Performance on pages 3–8.

(Historical Performance continued on next page)

10	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

Overlay A Class 1 Shares	Tax-Aware Overlay A Class 1 Shares
Growth of a $25,000 Investment in the Portfolio	Growth of a $25,000 Investment in the Portfolio

Overlay B Class 1 Shares	Tax-Aware Overlay B Class 1 Shares
Growth of a $25,000 Investment in the Portfolio	Growth of a $25,000 Investment in the Portfolio

Tax-Aware Overlay C Class 1 Shares	Tax-Aware Overlay N Class 1 Shares
Growth of a $25,000 Investment in the Portfolio	Growth of a $25,000 Investment in the Portfolio

Each chart illustrates the total value of an assumed $25,000 investment as compared to the performance of each Portfolio’s respective benchmark and composite benchmark for the period since inception on February 8, 2010 through March 31, 2018.

See Disclosures, Risks and Note about Historical Performance on pages 3–8.

2018 Semi-Annual Report	11

Expense Example—March 31, 2018 (Unaudited)

Fund Expenses—As a shareholder of a Portfolio, you incur various ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE OCTOBER 1, 2017	ENDING ACCOUNT VALUE MARCH 31, 2018	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*	TOTAL EXPENSES PAID DURING PERIOD+	TOTAL ANNUALIZED EXPENSE RATIO+
Overlay A
Class 1
Actual	$1,000	$1,048.30	$4.09	0.80%	$5.87	1.15%
Hypothetical**	$1,000	$1,020.94	$4.03	0.80%	$5.79	1.15%
Class 2
Actual	$1,000	$1,049.10	$3.07	0.60%	$4.85	0.95%
Hypothetical**	$1,000	$1,021.94	$3.02	0.60%	$4.78	0.95%

Tax-Aware Overlay A
Class 1
Actual	$1,000	$1,045.60	$4.03	0.79%	$5.71	1.12%
Hypothetical**	$1,000	$1,020.99	$3.98	0.79%	$5.64	1.12%
Class 2
Actual	$1,000	$1,046.50	$3.01	0.59%	$4.69	0.92%
Hypothetical**	$1,000	$1,021.99	$2.97	0.59%	$4.64	0.92%

Overlay B
Class 1
Actual	$1,000	$1,017.50	$4.12	0.82%	$4.43	0.88%
Hypothetical**	$1,000	$1,020.84	$4.13	0.82%	$4.43	0.88%
Class 2
Actual	$1,000	$1,018.30	$3.37	0.67%	$3.67	0.73%
Hypothetical**	$1,000	$1,021.59	$3.38	0.67%	$3.68	0.73%

Tax-Aware Overlay B
Class 1
Actual	$1,000	$1,009.60	$4.11	0.82%	$4.26	0.85%
Hypothetical**	$1,000	$1,020.84	$4.13	0.82%	$4.28	0.85%
Class 2
Actual	$1,000	$1,010.20	$3.36	0.67%	$3.51	0.70%
Hypothetical**	$1,000	$1,021.59	$3.38	0.67%	$3.53	0.70%

Tax-Aware Overlay C
Class 1
Actual	$1,000	$1,011.40	$4.26	0.85%	$4.46	0.89%
Hypothetical**	$1,000	$1,020.69	$4.28	0.85%	$4.48	0.89%
Class 2
Actual	$1,000	$1,012.00	$3.51	0.70%	$3.71	0.74%
Hypothetical**	$1,000	$1,021.44	$3.53	0.70%	$3.73	0.74%

Tax-Aware Overlay N
Class 1
Actual	$1,000	$1,010.20	$4.36	0.87%	$4.51	0.90%
Hypothetical**	$1,000	$1,020.59	$4.38	0.87%	$4.53	0.90%
Class 2
Actual	$1,000	$1,010.80	$3.61	0.72%	$3.76	0.75%
Hypothetical**	$1,000	$1,021.34	$3.63	0.72%	$3.78	0.75%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the since inception period).

**	Assumes 5% annual return before expenses.

+	In connection with the Portfolios’ investments in affiliated/unaffiliated underlying portfolios, the Portfolios incur no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolios in an amount equal to the Portfolios’ pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Portfolios’ total expenses are equal to the classes’ annualized expense ratio plus the Portfolios’ pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

12	Sanford C. Bernstein Fund, Inc.

Portfolio Summary—March 31, 2018 (Unaudited)

PORTFOLIO BREAKDOWN[1]	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO
Global Equity
US	36.1%	36.2%
Developed International	27.2%	27.2%
Emerging Markets	9.3%	9.3%

Real Assets	6.7%	6.4%

Global Bond
US	16.6%	20.7%
Developed International	6.2%	0.0%

PORTFOLIO BREAKDOWN[1]	OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY B PORTFOLIO
Global Equity
US	12.8%	14.8%
Developed International	9.8%	10.7%
Emerging Markets	3.4%	3.7%

Global Credit
Investment Grade	8.9%	0.0%

Real Assets	3.3%	0.0%

Global Bond
US	41.1%	68.9%
Developed International	15.8%	0.0%

Linkers	19.8%	0.0%

PORTFOLIO BREAKDOWN[1]	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO
Global Equity
US	14.8%	14.9%
Developed International	10.7%	10.8%
Emerging Markets	3.7%	3.8%

Real Assets	0.0%	0.0%

Global Bond
US	67.5%	70.4%

1	All data are as of March 31, 2018. The Portfolios’ portfolio breakdown includes derivative exposure and is expressed as approximate percentages of the Portfolios’ total net assets, based on the Adviser’s internal classification. The percentages will vary over time, and the total of the percentages may be less than or great than 100% in light of the leveraging effect of the derivative transactions.

2018 Semi-Annual Report	13

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Overlay A Portfolio

March 31, 2018 (Unaudited)

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES–48.4%
Funds and Investment Trusts–48.4%(a)
AB All Market Real Return Portfolio–Class Z(b)	17,269,994	$150,594,344
Bernstein Fund, Inc.–International Small Cap Portfolio–Class Z(b)	7,737,014	101,277,519
Bernstein Fund, Inc.–International Strategic Equities Portfolio–Class Z(b)	25,254,417	333,105,762
Bernstein Fund, Inc.–Small Cap Core Portfolio–Class Z(b)	3,553,085	42,068,526
Sanford C Bernstein Fund, Inc.–International Portfolio–Class Z(b)	10,093,633	184,107,870
Sanford C. Bernstein Fund, Inc.–Emerging Markets Portfolio–Class Z(b)	1,366,308	45,962,606
SPDR S&P 500 ETF Trust	851,543	224,083,541

Total Investment Companies (cost $942,197,071)		1,081,200,168

COMMON STOCKS–44.2%
Information Technology–11.9%
Communications Equipment–0.7%
Arista Networks, Inc.(c)	1,500	382,950
Ciena Corp.(c)	16,800	435,120
Cisco Systems, Inc.	245,227	10,517,786
Finisar Corp.(c)	17,000	268,770
Infinera Corp.(c)	28,560	310,162
Nokia Oyj (Sponsored ADR)–Class A	709,901	3,883,158

		15,797,946

Electronic Equipment, Instruments & Components–0.5%
Anixter International, Inc.(c)	6,950	526,463
Avnet, Inc.	10,830	452,261
CDW Corp./DE	113,379	7,971,677
National Instruments Corp.	10,640	538,065
Sanmina Corp.(c)	9,160	239,534
VeriFone Systems, Inc.(c)	24,440	375,887

		10,103,887

Internet Software & Services–3.4%
2U, Inc.(c)	6,110	513,423
Alphabet, Inc.–Class C(c)(d)	38,499	39,722,883
Dropbox, Inc.–Class A(c)	5,851	182,844
eBay, Inc.(c)	149,121	6,000,629
Facebook, Inc.–Class A(c)	172,267	27,526,544
GrubHub, Inc.(c)	5,560	564,173
LogMeIn, Inc.	5,260	607,793
New Relic, Inc.(c)	6,858	508,315
Nutanix, Inc.–Class A(c)	9,150	449,357
Trade Desk, Inc. (The)–Class A(c)	9,075	450,301

		76,526,262

IT Services–1.3%
Amdocs Ltd.	6,360	$424,339
Booz Allen Hamilton Holding Corp.	14,360	556,019
Genpact Ltd.	14,650	468,654
Total System Services, Inc.	81,658	7,043,819
Visa, Inc.–Class A	172,630	20,650,001
Worldpay, Inc.–Class A(c)	7,514	617,951

		29,760,783

Semiconductors & Semiconductor Equipment–1.6%
Cypress Semiconductor Corp.	26,470	448,931
Intel Corp.	219,891	11,451,924
Marvell Technology Group Ltd.	26,180	549,780
Mellanox Technologies Ltd.(c)	5,300	386,105
Qorvo, Inc.(c)	3,245	228,610
Texas Instruments, Inc.	105,128	10,921,748
Xilinx, Inc.	153,725	11,105,094

		35,092,192

Software–2.3%
Adobe Systems, Inc.(c)	27,081	5,851,662
ANSYS, Inc.(c)	2,620	410,528
Aspen Technology, Inc.(c)	6,007	473,892
Guidewire Software, Inc.(c)	6,072	490,800
HubSpot, Inc.(c)	4,140	448,362
Microsoft Corp.	258,165	23,562,719
Oracle Corp.(d)	383,712	17,554,824
Splunk, Inc.(c)	7,664	754,061
Take-Two Interactive Software, Inc.(c)	5,201	508,554
Tyler Technologies, Inc.(c)	3,000	632,880
Verint Systems, Inc.(c)	12,465	531,009

		51,219,291

Technology Hardware, Storage & Peripherals–2.1%
Apple, Inc.	205,868	34,540,533
HP, Inc.	286,710	6,284,683
NCR Corp.(c)	15,626	492,532
Pure Storage, Inc.–Class A(c)	28,900	576,555
Xerox Corp.	210,272	6,051,628

		47,945,931

		266,446,292

Financials–7.2%
Banks–4.0%
Associated Banc-Corp.	19,350	480,848
Bank of America Corp.	873,652	26,200,823
Cadence BanCorp	13,770	374,957
Citigroup, Inc.	213,944	14,441,220
Comerica, Inc.	6,010	576,539
Fulton Financial Corp.	21,960	389,790
Huntington Bancshares, Inc./OH	31,640	477,764
JPMorgan Chase & Co.	223,170	24,542,005
Sterling Bancorp/DE	14,390	324,495
SVB Financial Group(c)	2,937	704,909
Synovus Financial Corp.	8,670	432,980
Texas Capital Bancshares, Inc.(c)	4,810	432,419

14	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Umpqua Holdings Corp.	20,380	$436,336
Webster Financial Corp.	8,771	485,913
Wells Fargo & Co.(d)	337,061	17,665,367
Wintrust Financial Corp.	4,670	401,854
Zions Bancorporation	13,050	688,126

		89,056,345

Capital Markets–1.0%
Affiliated Managers Group, Inc.	2,755	522,293
Goldman Sachs Group, Inc. (The)	48,705	12,266,841
Lazard Ltd.–Class A	11,377	597,975
S&P Global, Inc.	48,812	9,326,021
Stifel Financial Corp.	9,211	545,568

		23,258,698

Consumer Finance–0.4%
OneMain Holdings, Inc.(c)	10,230	306,286
Synchrony Financial	232,719	7,803,068

		8,109,354

Insurance–1.8%
American Financial Group, Inc./OH	5,412	607,335
American International Group, Inc.	172,071	9,364,104
Everest Re Group Ltd.	36,754	9,439,162
First American Financial Corp.	6,010	352,667
FNF Group	117,114	4,686,902
Hanover Insurance Group, Inc. (The)	2,550	300,619
Old Republic International Corp.	21,180	454,311
Progressive Corp. (The)	216,064	13,164,780
Reinsurance Group of America, Inc.–Class A	4,710	725,340
Selective Insurance Group, Inc.	6,390	387,873
Validus Holdings Ltd.	4,920	331,854

		39,814,947

Thrifts & Mortgage Finance–0.0%
BankUnited, Inc.	12,210	488,156
Essent Group Ltd.(c)	8,989	382,572

		870,728

		161,110,072

Health Care–7.1%
Biotechnology–1.1%
Aimmune Therapeutics, Inc.(c)	5,840	185,887
Ascendis Pharma A/S (ADR)(c)	3,105	203,067
Avexis, Inc.(c)	1,990	245,924
BeiGene Ltd. (ADR)(c)	1,214	203,952
Biogen, Inc.(c)	38,146	10,445,138
Biohaven Pharmaceutical Holding Co., Ltd.(c)	6,771	174,421
Bluebird Bio, Inc.(c)	1,360	232,220
Blueprint Medicines Corp.(c)	3,143	288,213
Clovis Oncology, Inc.(c)	4,050	213,840
Exact Sciences Corp.(c)	10,876	438,629
Gilead Sciences, Inc.	123,724	9,327,552
Loxo Oncology, Inc.(c)	2,353	271,466
Madrigal Pharmaceuticals, Inc.(c)	1,230	143,652
Neurocrine Biosciences, Inc.(c)	5,640	467,725
Company	Shares	U.S. $ Value

Prothena Corp. PLC(c)	4,290	$157,486
Sage Therapeutics, Inc.(c)	1,778	286,383
TESARO, Inc.(c)	1,886	107,766
Ultragenyx Pharmaceutical, Inc.(c)	3,513	179,128

		23,572,449

Health Care Equipment & Supplies–1.0%
Edwards Lifesciences Corp.(c)	71,442	9,967,588
Intuitive Surgical, Inc.(c)	11,578	4,779,746
Medtronic PLC	83,078	6,664,517
Nevro Corp.(c)	5,524	478,765
Penumbra, Inc.(c)	4,393	508,050

		22,398,666

Health Care Providers & Services–2.8%
Aetna, Inc.	82,694	13,975,286
Anthem, Inc.	37,822	8,309,493
Cigna Corp.	42,695	7,161,659
LifePoint Health, Inc.(c)	8,150	383,050
McKesson Corp.	51,162	7,207,191
Molina Healthcare, Inc.(c)	5,350	434,313
Quest Diagnostics, Inc.	89,033	8,930,010
UnitedHealth Group, Inc.	69,949	14,969,086
WellCare Health Plans, Inc.(c)	2,050	396,942

		61,767,030

Health Care Technology–0.3%
Cerner Corp.(c)	119,099	6,907,742
Teladoc, Inc.(c)	18,420	742,326

		7,650,068

Life Sciences Tools & Services–0.0%
ICON PLC(c)	9,277	1,095,985

Pharmaceuticals–1.9%
GW Pharmaceuticals PLC (ADR)(c)	1,299	146,358
Johnson & Johnson	79,194	10,148,711
Merck & Co., Inc.	182,449	9,937,997
Pfizer, Inc.	366,522	13,007,866
Revance Therapeutics, Inc.(c)	5,156	158,805
Zoetis, Inc.	106,955	8,931,812

		42,331,549

		158,815,747

Consumer Discretionary–4.8%
Auto Components–0.4%
Cooper-Standard Holdings, Inc.(c)	4,383	538,276
Dana, Inc.	10,910	281,042
Lear Corp.	1,515	281,926
Magna International, Inc. (New York)–Class A	147,751	8,325,769
Tenneco, Inc.	3,840	210,701

		9,637,714

Diversified Consumer Services–0.1%
Bright Horizons Family Solutions, Inc.(c)	6,709	669,021
Chegg, Inc.(c)	21,495	444,087
Grand Canyon Education, Inc.(c)	6,787	712,092

2018 Semi-Annual Report	15

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Houghton Mifflin Harcourt Co.(c)	27,982	$194,475
Sotheby’s(c)	9,840	504,890

		2,524,565

Hotels, Restaurants & Leisure–0.4%
Bloomin’ Brands, Inc.	22,640	549,699
Brinker International, Inc.	7,689	277,573
Hilton Grand Vacations, Inc.(c)	14,858	639,191
McDonald’s Corp.	37,992	5,941,189
Norwegian Cruise Line Holdings Ltd.(c)	6,030	319,409
Planet Fitness, Inc.(c)	17,918	676,763
Vail Resorts, Inc.	1,460	323,682

		8,727,506

Household Durables–0.0%
Lennar Corp.–Class A	9,767	575,667

Internet & Direct Marketing Retail–0.0%
Wayfair, Inc.–Class A(c)	4,460	301,184

Media–1.5%
CBS Corp.–Class B	128,366	6,596,729
Comcast Corp.–Class A	499,746	17,076,321
Scholastic Corp.	7,080	274,987
Walt Disney Co. (The)(d)	81,073	8,142,972

		32,091,009

Multiline Retail–0.0%
Ollie’s Bargain Outlet Holdings, Inc.(c)	8,559	516,108

Specialty Retail–1.8%
Burlington Stores, Inc.(c)	6,932	922,996
Caleres, Inc.	7,663	257,477
Five Below, Inc.(c)	9,238	677,515
Floor & Decor Holdings, Inc.–Class A(c)	12,341	643,213
Home Depot, Inc. (The)	100,859	17,977,108
Lithia Motors, Inc.–Class A	1,077	108,260
Michaels Cos., Inc. (The)(c)	17,760	350,049
Ross Stores, Inc.	96,950	7,560,161
Signet Jewelers Ltd.	8,210	316,249
TJX Cos., Inc. (The)	140,498	11,459,017

		40,272,045

Textiles, Apparel & Luxury Goods–0.6%
Crocs, Inc.(c)	24,320	395,200
Deckers Outdoor Corp.(c)	4,340	390,730
NIKE, Inc.–Class B	171,693	11,407,283

		12,193,213

		106,839,011

Industrials–4.5%
Aerospace & Defense–1.8%
Boeing Co. (The)	45,223	14,827,717
Hexcel Corp.	6,891	445,090
Northrop Grumman Corp.	37,313	13,026,715
Raytheon Co.	61,331	13,236,456

		41,535,978

Company	Shares	U.S. $ Value

Air Freight & Logistics–0.1%
Atlas Air Worldwide Holdings, Inc.(c)	6,790	$410,456
Expeditors International of Washington, Inc.	5,628	356,252
XPO Logistics, Inc.(c)	5,880	598,643

		1,365,351

Airlines–0.4%
Alaska Air Group, Inc.	4,110	254,656
Delta Air Lines, Inc.	132,431	7,258,543
Hawaiian Holdings, Inc.	6,750	261,225
SkyWest, Inc.	10,930	594,592

		8,369,016

Building Products–0.1%
AO Smith Corp.	9,980	634,628
Lennox International, Inc.	2,870	586,542

		1,221,170

Commercial Services & Supplies–0.1%
ABM Industries, Inc.	4,620	154,677
Copart, Inc.(c)	13,290	676,860
Steelcase, Inc.–Class A	34,942	475,211

		1,306,748

Construction & Engineering–0.1%
AECOM(c)	11,862	422,643
Dycom Industries, Inc.(c)	5,300	570,439
Granite Construction, Inc.	6,040	337,394
Quanta Services, Inc.(c)	14,222	488,526
Tutor Perini Corp.(c)	17,250	380,363

		2,199,365

Electrical Equipment–0.5%
AMETEK, Inc.	6,746	512,494
Eaton Corp. PLC	116,267	9,290,896
EnerSys	7,240	502,239
Regal Beloit Corp.	6,710	492,178

		10,797,807

Industrial Conglomerates–0.5%
Carlisle Cos., Inc.	3,481	363,451
Honeywell International, Inc.	82,830	11,969,764

		12,333,215

Machinery–0.2%
Gardner Denver Holdings, Inc.(c)	17,330	531,684
Gates Industrial Corp. PLC(c)	15,301	267,921
IDEX Corp.	4,838	689,463
Kennametal, Inc.	12,040	483,526
Lincoln Electric Holdings, Inc.	6,382	574,061
Nordson Corp,	4,810	655,795
Oshkosh Corp.	5,580	431,167
SPX FLOW, Inc.(c)	5,730	281,859
Terex Corp.	8,260	309,007

		4,224,483

Professional Services–0.0%
CoStar Group, Inc.(c)	1,890	685,465

16	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Road & Rail–0.6%
Knight-Swift Transportation Holdings, Inc.	12,550	$577,425
Norfolk Southern Corp.	94,777	12,868,821
Ryder System, Inc.	5,510	401,073
Werner Enterprises, Inc.	12,710	463,915

		14,311,234

Trading Companies & Distributors–0.1%
MRC Global, Inc.(c)	22,770	374,339
SiteOne Landscape Supply, Inc.(c)	6,374	491,053
United Rentals, Inc.(c)	4,340	749,648
Watsco, Inc.	2,886	522,279

		2,137,319

		100,487,151

Consumer Staples–3.2%
Beverages–0.6%
Cott Corp.	26,532	390,551
PepsiCo, Inc.	111,065	12,122,745

		12,513,296

Food & Staples Retailing–1.2%
Costco Wholesale Corp.	63,220	11,912,544
Walmart, Inc.	155,076	13,797,112

		25,709,656

Food Products–0.3%
Ingredion, Inc.	2,194	282,850
Nomad Foods Ltd.(c)	17,540	276,080
Tyson Foods, Inc.–Class A	81,801	5,987,015

		6,545,945

Household Products–0.5%
Procter & Gamble Co. (The)	143,742	11,395,866

Tobacco–0.6%
Altria Group, Inc.	233,267	14,537,200

		70,701,963

Energy–2.4%
Energy Equipment & Services–0.3%
Cactus, Inc.–Class A(c)	11,511	309,991
Helix Energy Solutions Group, Inc.(c)	20,140	116,611
Oceaneering International, Inc.	15,100	279,954
Oil States International, Inc.(c)	15,920	417,104
RPC, Inc.	24,160	435,605
Schlumberger Ltd.(d)	92,191	5,972,133

		7,531,398

Oil, Gas & Consumable Fuels–2.1%
Chevron Corp.	115,056	13,120,986
Devon Energy Corp.	65,585	2,084,947
EOG Resources, Inc.	94,836	9,983,386
Exxon Mobil Corp.	122,288	9,123,908
HollyFrontier Corp.	8,970	438,274

Marathon Petroleum Corp.	123,619	$9,037,785
Oasis Petroleum, Inc.(c)	42,850	347,085
PDC Energy, Inc.(c)	5,001	245,199
QEP Resources, Inc.(c)	50,400	493,416
SM Energy Co.	20,020	360,961
SRC Energy, Inc.(c)	42,520	400,963

		45,636,910

		53,168,308

Utilities–1.2%
Electric Utilities–0.9%
Alliant Energy Corp.	9,335	381,428
American Electric Power Co., Inc.	173,799	11,920,874
Edison International	108,205	6,888,330
PNM Resources, Inc.	9,320	356,490
Portland General Electric Co.	8,720	353,247

		19,900,369

Gas Utilities–0.0%
Southwest Gas Holdings, Inc.	2,830	191,393

Multi-Utilities–0.3%
Black Hills Corp.	4,897	265,907
NiSource, Inc.	304,579	7,282,484

		7,548,391

		27,640,153

Real Estate–1.0%
Equity Real Estate Investment Trusts (REITs)–1.0%
American Campus Communities, Inc.	9,530	368,049
Crown Castle International Corp.	93,497	10,248,206
Education Realty Trust, Inc.	10,270	336,343
Empire State Realty Trust, Inc.–Class A	19,704	330,830
Gramercy Property Trust	18,678	405,873
Mid-America Apartment Communities, Inc.	109,927	10,029,739
STAG Industrial, Inc.	15,170	362,866
Sun Communities, Inc.	3,460	316,140

		22,398,046

Materials–0.6%
Chemicals–0.6%
DowDuPont, Inc.	167,190	10,651,675
Ingevity Corp.(c)	2,162	159,318
Orion Engineered Carbons SA	5,960	161,516
PolyOne Corp.	13,154	559,308
Trinseo SA	6,610	489,470

		12,021,287

Construction Materials–0.0%
Martin Marietta Materials, Inc.	1,992	412,942

Containers & Packaging–0.0%
Graphic Packaging Holding Co.	32,810	503,633

2018 Semi-Annual Report	17

Schedule of Investments (continued)

Company	Shares		U.S. $ Value

Metals & Mining–0.0%
Alcoa Corp.(c)		12,330	$554,357

			13,492,219

Telecommunication Services–0.3%
Diversified Telecommunication Services–0.0%
Vonage Holdings Corp.(c)		34,435	366,733

Wireless Telecommunication Services–0.3%
T-Mobile US, Inc.(c)		85,765	5,235,095

			5,601,828

Total Common Stocks (cost $747,882,401)			986,700,790

SHORT-TERM INVESTMENTS–7.1%
Investment Companies–6.7%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 1.41%(a)(b)(e) (cost $150,054,423)		150,054,423	150,054,423

U.S. Treasury Bills–0.4%
U.S. Treasury Bill
Zero Coupon, 4/05/18	$		4,000	$3,999,541
Zero Coupon, 6/28/18(f)			4,000	3,983,364

Total U.S. Treasury Bills (cost $7,982,905)				7,982,905

Total Short-Term Investments (cost $158,037,328)				158,037,328

Total Investments—99.7% (cost $1,848,116,800)				2,225,938,286	(g)

Other assets less liabilities—0.3%				6,267,145

Net Assets—100.0%				$2,232,205,431

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at March 31, 2018	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Canadian Bond Futures	214	June 2018	CAD	21,400	$21,708,482	$22,136,671	$428,189
Euro Buxl 30 Yr Bond Futures	86	June 2018	EUR	8,600	16,895,160	17,500,292	605,132
Euro STOXX 50 Index Futures	1,262	June 2018	EUR	13	51,909,252	50,948,270	(960,982)
Euro-BOBL Futures	291	June 2018	EUR	29,100	46,581,377	46,995,488	414,111
Euro-Bund Futures	188	June 2018	EUR	18,800	36,357,968	36,880,072	522,104
FTSE 100 Index Futures	496	June 2018	GBP	5	49,536,927	48,666,953	(869,974)
Long Gilt Futures	89	June 2018	GBP	8,900	15,139,570	15,336,173	196,603
MSCI Emerging Markets Futures	119	June 2018	USD	6	7,144,761	7,067,410	(77,351)
TOPIX Index Futures	1,139	June 2018	JPY	11,390	182,303,156	183,740,755	1,437,599
U.S. T-Note 10 Yr (CBT) Futures	1,500	June 2018	USD	150,000	180,267,322	181,710,937	1,443,615
U.S. Ultra Bond (CBT) Futures	387	June 2018	USD	38,700	60,247,174	62,101,406	1,854,232

Sold Contracts
10 Yr Australian Bond Futures	84	June 2018	AUD	8,400	8,216,704	8,362,387	(145,683)
Japan 10 Yr Bond (OSE) Futures	16	June 2018	JPY	1,600,000	22,662,281	22,671,115	(8,834)
Russell 2000 Mini Futures	218	June 2018	USD	11	17,194,032	16,690,080	503,952
S&P 500 E-Mini Futures	3,219	June 2018	USD	161	439,112,073	425,390,850	13,721,223
S&P Mid 400 E-Mini Futures	41	June 2018	USD	4	7,880,548	7,720,710	159,838
S&P TSX 60 Index Futures	937	June 2018	CAD	187	132,451,244	131,784,375	666,869
SPI 200 Futures	90	June 2018	AUD	2	10,325,289	9,912,450	412,839

							$20,303,482

18	Sanford C. Bernstein Fund, Inc.

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	GBP	41,359	USD	57,222	5/15/18	$(903,288)
Bank of America, NA	USD	14,428	GBP	10,388	5/15/18	171,929
Barclays Bank PLC	SEK	81,225	USD	10,088	5/15/18	331,048
BNP Paribas SA	AUD	29,011	USD	22,579	5/15/18	296,457
BNP Paribas SA	USD	11,519	AUD	14,535	5/15/18	(354,821)
BNP Paribas SA	USD	19,957	EUR	15,994	5/15/18	(219,503)
BNP Paribas SA	USD	5,545	GBP	3,930	5/15/18	(21,881)
BNP Paribas SA	USD	41,237	NOK	320,643	5/15/18	(281,623)
Citibank, NA	JPY	10,526,475	USD	99,883	5/15/18	709,807
Citibank, NA	USD	51,922	EUR	41,366	5/15/18	(874,371)
Credit Suisse International	CHF	16,615	USD	17,817	5/15/18	379,323
Credit Suisse International	NOK	89,150	USD	11,176	5/15/18	(211,429)
Credit Suisse International	USD	10,831	CHF	9,942	5/15/18	(397,132)
Credit Suisse International	USD	38,310	GBP	27,098	5/15/18	(227,128)
Credit Suisse International	USD	43,027	JPY	4,632,847	5/15/18	620,623
Credit Suisse International	USD	10,608	NOK	81,533	5/15/18	(194,309)
Deutsche Bank AG	CAD	23,276	USD	18,498	5/15/18	417,142
Deutsche Bank AG	CHF	28,582	USD	30,697	5/15/18	699,270
Goldman Sachs Bank USA	CAD	22,400	USD	18,177	5/15/18	776,053
Goldman Sachs Bank USA	EUR	11,389	USD	14,176	5/15/18	120,667
JPMorgan Chase Bank, NA	GBP	46,332	USD	62,934	5/15/18	(2,179,474)
JPMorgan Chase Bank, NA	SEK	102,697	USD	12,720	5/15/18	384,601
JPMorgan Chase Bank, NA	USD	13,178	SEK	108,105	5/15/18	(193,288)
Morgan Stanley & Co., Inc.	EUR	34,662	USD	42,612	5/15/18	(163,100)
Morgan Stanley & Co., Inc.	USD	28,895	GBP	20,761	5/15/18	281,124
Royal Bank of Scotland PLC	CAD	35,015	USD	27,773	5/15/18	572,921
Royal Bank of Scotland PLC	USD	16,319	CAD	20,433	5/15/18	(446,916)
Standard Chartered Bank	AUD	34,660	USD	27,043	5/15/18	421,603
Standard Chartered Bank	USD	63,271	JPY	6,834,761	5/15/18	1,121,826
State Street Bank & Trust Co.	EUR	2,576	USD	3,181	5/15/18	1,283

						$637,414

2018 Semi-Annual Report	19

Schedule of Investments (continued)

(a)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.
(b)	Affiliated investments.
(c)	Non-income producing security.
(d)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(e)	The rate shown represents the 7-day yield as of period end.
(f)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(g)	On March 30, 2018, the Portfolio and U.S. stock exchanges were closed for business due to a U.S. holiday but the foreign markets remained open for trading. The Portfolio valued its foreign securities using the closing market prices from the respective foreign markets as of March 29, 2018 for financial reporting purposes.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

NOK—Norwegian Krone

SEK—Swedish Krona

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

BOBL—Bundesobligationen

CBT—Chicago Board of Trade

ETF—Exchange Traded Fund

FTSE—Financial Times Stock Exchange

MSCI—Morgan Stanley Capital International

OSE—Osaka Securities Exchange

REIT—Real Estate Investment Trust

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

20	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay A Portfolio

March 31, 2018 (Unaudited)

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES–48.1%
Funds and Investment Trusts–48.1%(a)
AB All Market Real Return Portfolio–Class Z(b)	33,901,878	$295,624,377
Bernstein Fund, Inc.–International Small Cap Portfolio–Class Z(b)	16,052,682	210,129,601
Bernstein Fund, Inc.–International Strategic Equities Portfolio–Class Z(b)	52,453,789	691,865,482
Bernstein Fund, Inc.–Small Cap Core Portfolio–Class Z(b)	7,386,975	87,461,784
Sanford C. Bernstein Fund, Inc.–Emerging Markets Portfolio–Class Z(b)	2,847,947	95,804,930
Sanford C. Bernstein Fund, Inc.–Tax-Managed International Portfolio–Class Z(b)	20,953,983	382,410,191
SPDR S&P 500 ETF Trust	1,744,171	458,978,599

Total Investment Companies (cost $1,939,686,305)		2,222,274,964

COMMON STOCKS–44.8%
Information Technology–12.1%
Communications Equipment–0.7%
Arista Networks, Inc.(c)	3,540	903,762
Ciena Corp.(c)	39,570	1,024,863
Cisco Systems, Inc.	521,382	22,362,074
Finisar Corp.(c)	36,790	581,650
Infinera Corp.(c)	58,270	632,812
Nokia Oyj (Sponsored ADR)–Class A	1,565,155	8,561,398

		34,066,559

Electronic Equipment, Instruments & Components–0.5%
Anixter International, Inc.(c)	15,540	1,177,155
Avnet, Inc.	23,280	972,173
CDW Corp./DE	272,823	19,182,185
National Instruments Corp.	25,060	1,267,284
Sanmina Corp.(c)	19,840	518,816
VeriFone Systems, Inc.(c)	52,970	814,679

		23,932,292

Internet Software & Services–3.4%
2U, Inc.(c)	14,400	1,210,032
Alphabet, Inc.–Class C(c)(d)	76,943	79,389,018
Dropbox, Inc.–Class A(c)	13,778	430,563
eBay, Inc.(c)	320,358	12,891,206
Facebook, Inc.–Class A(c)(d)	354,093	56,580,520
GrubHub, Inc.(c)	13,090	1,328,242
LogMeIn, Inc.	12,330	1,424,731
New Relic, Inc.(c)	16,155	1,197,409
Nutanix, Inc.–Class A(c)	21,550	1,058,321

Trade Desk, Inc. (The)–Class A(c)	21,373	$1,060,528

		156,570,570

IT Services–1.3%
Amdocs Ltd.	13,440	896,717
Booz Allen Hamilton Holding Corp.	31,110	1,204,579
Genpact Ltd.	31,720	1,014,723
Total System Services, Inc.	143,998	12,421,267
Visa, Inc.–Class A	352,861	42,209,233
Worldpay, Inc.–Class A(c)	17,690	1,454,826

		59,201,345

Semiconductors & Semiconductor Equipment–1.6%
Cypress Semiconductor Corp.	57,300	971,808
Intel Corp.	504,180	26,257,694
Marvell Technology Group Ltd.	61,710	1,295,910
Mellanox Technologies Ltd.(c)	11,300	823,205
Qorvo, Inc.(c)	6,613	465,886
Texas Instruments, Inc.	208,955	21,708,335
Xilinx, Inc.	301,760	21,799,142

		73,321,980

Software–2.4%
Adobe Systems, Inc.(c)	53,564	11,574,109
ANSYS, Inc.(c)	6,180	968,344
Aspen Technology, Inc.(c)	14,105	1,112,743
Guidewire Software, Inc.(c)	14,307	1,156,435
HubSpot, Inc.(c)	9,752	1,056,142
Microsoft Corp.	555,143	50,667,902
Oracle Corp.	799,162	36,561,661
Splunk, Inc.(c)	18,055	1,776,431
Take-Two Interactive Software, Inc.(c)	11,847	1,158,400
Tyler Technologies, Inc.(c)	7,060	1,489,378
Verint Systems, Inc.(c)	27,860	1,186,836

		108,708,381

Technology Hardware, Storage & Peripherals–2.2%
Apple, Inc.	426,400	71,541,392
HP, Inc.	743,128	16,289,366
NCR Corp.(c)	33,630	1,060,018
Pure Storage, Inc.–Class A(c)	68,088	1,358,355
Xerox Corp.	407,749	11,735,016

		101,984,147

		557,785,274

Financials–7.4%
Banks–4.1%
Associated Banc-Corp.	43,050	1,069,792
Bank of America Corp.	1,893,045	56,772,420
Cadence BanCorp	28,236	768,866
Citigroup, Inc.	422,614	28,526,445
Comerica, Inc.	13,000	1,247,090
Fulton Financial Corp.	46,450	824,488
Huntington Bancshares, Inc./OH	68,490	1,034,199
JPMorgan Chase & Co.	531,292	58,426,181

2018 Semi-Annual Report	21

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Sterling Bancorp/DE	31,150	$702,433
SVB Financial Group(c)	6,911	1,658,709
Synovus Financial Corp.	18,420	919,895
Texas Capital Bancshares, Inc.(c)	10,350	930,465
Umpqua Holdings Corp.	44,110	944,395
Webster Financial Corp.	18,825	1,042,905
Wells Fargo & Co.	632,429	33,145,604
Wintrust Financial Corp.	10,990	945,689
Zions Bancorporation	28,330	1,493,841

		190,453,417

Capital Markets–1.0%
Affiliated Managers Group, Inc.	6,495	1,231,322
Goldman Sachs Group, Inc. (The)	95,306	24,003,769
Lazard Ltd.–Class A	26,810	1,409,134
S&P Global, Inc.	100,338	19,170,578
Stifel Financial Corp.	21,711	1,285,943

		47,100,746

Consumer Finance–0.4%
OneMain Holdings, Inc.(c)	22,140	662,871
Synchrony Financial	483,932	16,226,240

		16,889,111

Insurance–1.8%
American Financial Group, Inc./OH	11,734	1,316,790
American International Group, Inc.	343,172	18,675,420
Everest Re Group Ltd.	76,086	19,540,406
First American Financial Corp.	13,500	792,180
FNF Group	326,728	13,075,655
Hanover Insurance Group, Inc. (The)	5,290	623,638
Old Republic International Corp.	45,840	983,268
Progressive Corp. (The)	414,097	25,230,930
Reinsurance Group of America, Inc.–Class A	10,210	1,572,340
Selective Insurance Group, Inc.	14,140	858,298
Validus Holdings Ltd.	10,320	696,084

		83,365,009

Thrifts & Mortgage Finance–0.1%
BankUnited, Inc.	26,440	1,057,071
Essent Group Ltd.(c)	20,183	858,989

		1,916,060

		339,724,343

Health Care–7.1%
Biotechnology–1.0%
Aimmune Therapeutics, Inc.(c)	13,760	437,981
Ascendis Pharma A/S (ADR)(c)	7,317	478,532
Avexis, Inc.(c)	4,680	578,354
BeiGene Ltd. (ADR)(c)	2,868	481,824
Biogen, Inc.(c)(d)	72,266	19,787,876
Biohaven Pharmaceutical Holding Co., Ltd.(c)	15,614	402,217
Bluebird Bio, Inc.(c)	3,200	546,400
Blueprint Medicines Corp.(c)	7,394	678,030
Clovis Oncology, Inc.(c)	9,540	503,712
Exact Sciences Corp.(c)	25,625	1,033,456

Gilead Sciences, Inc.	252,827	$19,060,627
Loxo Oncology, Inc.(c)	5,537	638,804
Madrigal Pharmaceuticals, Inc.(c)	2,890	337,523
Neurocrine Biosciences, Inc.(c)	13,274	1,100,813
Prothena Corp. PLC(c)	10,100	370,771
Sage Therapeutics, Inc.(c)	4,201	676,655
TESARO, Inc.(c)	4,439	253,644
Ultragenyx Pharmaceutical, Inc.(c)	8,336	425,053

		47,792,272

Health Care Equipment & Supplies–1.0%
Edwards Lifesciences Corp.(c)	152,255	21,242,618
Intuitive Surgical, Inc.(c)	20,762	8,571,177
Medtronic PLC	172,779	13,860,331
Nevro Corp.(c)	13,077	1,133,384
Penumbra, Inc.(c)	10,333	1,195,011

		46,002,521

Health Care Providers & Services–2.8%
Aetna, Inc.	182,108	30,776,252
Anthem, Inc.	75,633	16,616,570
Cigna Corp.	96,310	16,155,040
LifePoint Health, Inc.(c)	17,440	819,680
McKesson Corp.	112,705	15,876,753
Molina Healthcare, Inc.(c)	11,980	972,536
Quest Diagnostics, Inc.	162,265	16,275,180
UnitedHealth Group, Inc.	138,516	29,642,424
WellCare Health Plans, Inc.(c)	4,367	845,582

		127,980,017

Health Care Technology–0.3%
Cerner Corp.(c)	240,564	13,952,712
Teladoc, Inc.(c)	43,478	1,752,163

		15,704,875

Life Sciences Tools & Services–0.1%
ICON PLC(c)	21,665	2,559,503

Pharmaceuticals–1.9%
GW Pharmaceuticals PLC (ADR)(c)	3,061	344,883
Johnson & Johnson(d)	165,685	21,232,533
Merck & Co., Inc.	416,739	22,699,773
Pfizer, Inc.	715,718	25,400,832
Revance Therapeutics, Inc.(c)	12,252	377,361
Zoetis, Inc.	213,559	17,834,312

		87,889,694

		327,928,882

Consumer Discretionary–5.1%
Auto Components–0.4%
Cooper-Standard Holdings, Inc.(c)	9,782	1,201,327
Dana, Inc.	23,610	608,194
Lear Corp.	3,361	625,448
Magna International, Inc. (New York)–Class A	296,988	16,735,274
Tenneco, Inc.	8,530	468,041

		19,638,284

22	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Diversified Consumer Services–0.1%
Bright Horizons Family Solutions, Inc.(c)	15,797	$1,575,277
Chegg, Inc.(c)	50,628	1,045,975
Grand Canyon Education, Inc.(c)	16,388	1,719,429
Houghton Mifflin Harcourt Co.(c)	57,034	396,386
Sotheby’s(c)	21,290	1,092,390

		5,829,457

Hotels, Restaurants & Leisure–0.6%
Bloomin’ Brands, Inc.	49,010	1,189,963
Brinker International, Inc.	15,671	565,723
Hilton Grand Vacations, Inc.(c)	34,997	1,505,571
McDonald’s Corp.	124,779	19,512,940
Norwegian Cruise Line Holdings Ltd.(c)	14,190	751,644
Planet Fitness, Inc.(c)	41,966	1,585,056
Starbucks Corp.	45,060	2,608,523
Vail Resorts, Inc.	3,450	764,865

		28,484,285

Household Durables–0.0%
Lennar Corp.–Class A	21,045	1,240,392

Internet & Direct Marketing Retail–0.2%
Booking Holdings, Inc.(c)	2,950	6,137,151
Wayfair, Inc.–Class A(c)	10,540	711,766

		6,848,917

Media–1.4%
CBS Corp.–Class B	243,056	12,490,648
Comcast Corp.–Class A	972,796	33,240,439
Scholastic Corp.	14,500	563,180
Walt Disney Co. (The)	177,351	17,813,135

		64,107,402

Multiline Retail–0.0%
Ollie’s Bargain Outlet Holdings, Inc.(c)	20,230	1,219,869

Specialty Retail–1.9%
Burlington Stores, Inc.(c)	15,961	2,125,208
Caleres, Inc.	16,583	557,189
Five Below, Inc.(c)	21,772	1,596,758
Floor & Decor Holdings, Inc.–Class A(c)	29,601	1,542,804
Home Depot, Inc. (The)	224,736	40,056,945
Lithia Motors, Inc.–Class A	2,622	263,563
Michaels Cos., Inc. (The)(c)	38,440	757,652
Ross Stores, Inc.	205,279	16,007,656
Signet Jewelers Ltd.	18,330	706,072
TJX Cos., Inc. (The)	268,984	21,938,335

		85,552,182

Textiles, Apparel & Luxury Goods–0.5%
Crocs, Inc.(c)	59,283	963,349
Deckers Outdoor Corp.(c)	9,390	845,382
NIKE, Inc.–Class B	330,989	21,990,909

		23,799,640

		236,720,428

Industrials–4.5%
Aerospace & Defense–1.9%
Boeing Co. (The)	88,238	$28,931,475
Hexcel Corp.	16,222	1,047,779
L3 Technologies, Inc.	11,905	2,476,240
Northrop Grumman Corp.	88,142	30,772,135
Raytheon Co.	112,851	24,355,503

		87,583,132

Air Freight & Logistics–0.1%
Atlas Air Worldwide Holdings, Inc.(c)	14,700	888,615
Expeditors International of Washington, Inc.	13,248	838,598
XPO Logistics, Inc.(c)	13,860	1,411,087

		3,138,300

Airlines–0.3%
Alaska Air Group, Inc.	8,890	550,824
Delta Air Lines, Inc.	246,180	13,493,126
Hawaiian Holdings, Inc.	15,060	582,822
SkyWest, Inc.	24,360	1,325,184

		15,951,956

Building Products–0.1%
AO Smith Corp.	23,560	1,498,181
Lennox International, Inc.	6,760	1,381,541

		2,879,722

Commercial Services & Supplies–0.1%
ABM Industries, Inc.	8,180	273,866
Copart, Inc.(c)	31,380	1,598,183
Steelcase, Inc.–Class A	75,651	1,028,854

		2,900,903

Construction & Engineering–0.1%
AECOM(c)	25,685	915,157
Dycom Industries, Inc.(c)	12,490	1,344,299
Granite Construction, Inc.	12,730	711,098
Quanta Services, Inc.(c)	30,630	1,052,140
Tutor Perini Corp.(c)	37,340	823,347

		4,846,041

Electrical Equipment–0.5%
AMETEK, Inc.	15,879	1,206,328
Eaton Corp. PLC	246,150	19,669,846
EnerSys	15,540	1,078,010
Regal Beloit Corp.	14,390	1,055,507

		23,009,691

Industrial Conglomerates–0.5%
Carlisle Cos., Inc.	8,176	853,656
Honeywell International, Inc.	164,184	23,726,230

		24,579,886

Machinery–0.2%
Gardner Denver Holdings, Inc.(c)	40,823	1,252,450
Gates Industrial Corp. PLC(c)	37,544	657,396
IDEX Corp.	11,384	1,622,334
Kennametal, Inc.	28,370	1,139,339
Lincoln Electric Holdings, Inc.	15,034	1,352,308

2018 Semi-Annual Report	23

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Nordson Corp,	11,330	$1,544,732
Oshkosh Corp.	11,990	926,467
SPX FLOW, Inc.(c)	15,720	773,267
Terex Corp.	18,540	693,581

		9,961,874

Professional Services–0.0%
CoStar Group, Inc.(c)	4,460	1,617,553

Road & Rail–0.6%
Knight-Swift Transportation Holdings, Inc.	29,560	1,360,055
Norfolk Southern Corp.	187,987	25,524,875
Ryder System, Inc.	11,939	869,040
Werner Enterprises, Inc.	27,280	995,720

		28,749,690

Trading Companies & Distributors–0.1%
MRC Global, Inc.(c)	48,030	789,613
SiteOne Landscape Supply, Inc.(c)	15,058	1,160,068
United Rentals, Inc.(c)	10,220	1,765,301
Watsco, Inc.	6,805	1,231,501

		4,946,483

		210,165,231

Consumer Staples–3.1%
Beverages–0.6%
Cott Corp.	57,434	845,429
PepsiCo, Inc.	233,335	25,468,515

		26,313,944

Food & Staples Retailing–1.1%
Costco Wholesale Corp.(d)	121,504	22,894,998
Walmart, Inc.	306,771	27,293,416

		50,188,414

Food Products–0.3%
Ingredion, Inc.	4,858	626,293
Nomad Foods Ltd.(c)	37,980	597,805
Tyson Foods, Inc.–Class A	151,003	11,051,910

		12,276,008

Household Products–0.5%
Procter & Gamble Co. (The)	318,612	25,259,559

Tobacco–0.6%
Altria Group, Inc.	476,349	29,686,070

		143,723,995

Energy–2.4%
Energy Equipment & Services–0.3%
Cactus, Inc.–Class A(c)	27,116	730,234
Helix Energy Solutions Group, Inc.(c)	43,600	252,444
Oceaneering International, Inc.	35,380	655,945
Oil States International, Inc.(c)	35,550	931,410
RPC, Inc.	52,290	942,789
Schlumberger Ltd.(d)	181,239	11,740,662

		15,253,484

Oil, Gas & Consumable Fuels–2.1%
Chevron Corp.	239,606	$27,324,668
Devon Energy Corp.	119,216	3,789,877
EOG Resources, Inc.	190,050	20,006,564
Exxon Mobil Corp.	257,317	19,198,421
HollyFrontier Corp.	19,590	957,167
Marathon Petroleum Corp.	312,243	22,828,086
Oasis Petroleum, Inc.(c)	96,300	780,030
PDC Energy, Inc.(c)	11,774	577,279
QEP Resources, Inc.(c)	109,100	1,068,089
SM Energy Co.	42,760	770,963
SRC Energy, Inc.(c)	88,990	839,176

		98,140,320

		113,393,804

Utilities–1.2%
Electric Utilities–0.9%
Alliant Energy Corp.	19,766	807,639
American Electric Power Co., Inc.	346,326	23,754,501
Edison International(d)	228,949	14,574,893
PNM Resources, Inc.	19,660	751,995
Portland General Electric Co.	18,320	742,143

		40,631,171

Gas Utilities–0.0%
Southwest Gas Holdings, Inc.	5,740	388,196

Multi-Utilities–0.3%
Black Hills Corp.	9,138	496,193
NiSource, Inc.	610,990	14,608,771

		15,104,964

		56,124,331

Real Estate–1.0%
Equity Real Estate Investment Trusts (REITs)–1.0%
American Campus Communities, Inc.	20,640	797,117
Crown Castle International Corp.	188,076	20,615,010
Education Realty Trust, Inc.	21,530	705,108
Empire State Realty Trust, Inc.–Class A	41,598	698,430
Gramercy Property Trust	39,917	867,396
Mid-America Apartment Communities, Inc.	229,129	20,905,730
STAG Industrial, Inc.	31,830	761,374
Sun Communities, Inc.	7,480	683,448

		46,033,613

Materials–0.6%
Chemicals–0.5%
DowDuPont, Inc.	318,126	20,267,807
Ingevity Corp.(c)	5,168	380,830
Orion Engineered Carbons SA	12,250	331,975
PolyOne Corp.	30,995	1,317,907
Trinseo SA	14,750	1,092,238

		23,390,757

24	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Construction Materials–0.0%
Martin Marietta Materials, Inc.	4,709	$976,176

Containers & Packaging–0.0%
Graphic Packaging Holding Co.	69,850	1,072,197

Metals & Mining–0.1%
Alcoa Corp.(c)	26,610	1,196,386

		26,635,516

Telecommunication Services–0.3%
Diversified Telecommunication Services–0.0%
Vonage Holdings Corp.(c)	81,100	863,715

Wireless Telecommunication Services–0.3%
T-Mobile US, Inc.(c)	188,548	11,508,970

		12,372,685

Total Common Stocks (cost $1,527,075,346)		2,070,608,102

SHORT-TERM INVESTMENTS–6.8%
Investment Companies–6.6%
AB Fixed Income Shares, Inc.– Government Money Market Portfolio–Class AB, 1.41%(a)(b)(e) (cost $306,612,850)	306,612,850	306,612,850

U.S. Treasury Bills–0.2%
U.S. Treasury Bill Zero Coupon, 5/03/18–5/10/18		$6,000	$5,990,732
Zero Coupon, 5/17/18(d)(f)		1,500	1,497,091

Total U.S. Treasury Bills (cost $7,487,823)			7,487,823

Total Short-Term Investments (cost $314,100,673)			314,100,673

Total Investments—99.7% (cost $3,780,862,324)			4,606,983,739	(g)

Other assets less liabilities—0.3%			11,623,513

Net Assets—100.0%			$4,618,607,252

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at March 31, 2018	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Index Futures	2,598	June 2018	EUR	26	$106,862,313	$104,883,999	$(1,978,314)
FTSE 100 Index Futures	1,024	June 2018	GBP	10	102,269,784	100,473,709	(1,796,075)
MSCI Emerging Markets Futures	222	June 2018	USD	11	13,328,878	13,184,580	(144,298)
TOPIX Index Futures	2,350	June 2018	JPY	23,500	376,130,304	379,096,377	2,966,073
U.S. T-Note 2 Yr (CBT) Futures	1,505	June 2018	USD	301,000	320,049,432	319,977,111	(72,321)
U.S. T-Note 10 Yr (CBT) Futures	3,555	June 2018	USD	355,500	427,242,576	430,654,922	3,412,346
U.S. Ultra Bond (CBT) Futures	863	June 2018	USD	86,300	134,349,657	138,484,531	4,134,874

Sold Contracts
Russell 2000 Mini Futures	548	June 2018	USD	27	43,221,696	41,954,880	1,266,816
S&P 500 E-Mini Futures	6,641	June 2018	USD	332	905,915,898	877,608,150	28,307,748
S&P Mid 400 E-Mini Futures	130	June 2018	USD	13	25,033,126	24,480,300	552,826
S&P TSX 60 Index Futures	1,943	June 2018	CAD	389	274,656,102	273,273,256	1,382,846
SPI 200 Futures	187	June 2018	AUD	5	21,453,656	20,595,868	857,788

							$38,890,309

2018 Semi-Annual Report	25

Schedule of Investments (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	GBP	86,162	USD	119,207	5/15/18	$(1,881,770)
Bank of America, NA	USD	27,283	GBP	19,645	5/15/18	325,123
Barclays Bank PLC	SEK	164,618	USD	20,444	5/15/18	670,934
BNP Paribas SA	AUD	60,631	USD	47,189	5/15/18	619,574
BNP Paribas SA	USD	24,515	AUD	30,934	5/15/18	(755,154)
BNP Paribas SA	USD	43,204	EUR	34,625	5/15/18	(475,191)
BNP Paribas SA	USD	10,486	GBP	7,432	5/15/18	(41,378)
BNP Paribas SA	USD	83,076	NOK	645,964	5/15/18	(567,355)
Citibank, NA	JPY	22,154,222	USD	210,216	5/15/18	1,493,874
Citibank, NA	USD	102,163	EUR	81,393	5/15/18	(1,720,430)
Credit Suisse International	CHF	34,712	USD	37,224	5/15/18	792,474
Credit Suisse International	NOK	169,537	USD	21,253	5/15/18	(402,078)
Credit Suisse International	USD	21,569	CHF	19,798	5/15/18	(790,843)
Credit Suisse International	USD	96,068	GBP	67,953	5/15/18	(569,550)
Credit Suisse International	USD	88,152	JPY	9,491,635	5/15/18	1,271,513
Credit Suisse International	USD	22,059	NOK	169,537	5/15/18	(404,042)
Deutsche Bank AG	CAD	48,099	USD	38,226	5/15/18	862,000
Deutsche Bank AG	CHF	50,070	USD	53,775	5/15/18	1,224,980
Goldman Sachs Bank USA	CAD	45,715	USD	37,096	5/15/18	1,583,800
Goldman Sachs Bank USA	EUR	25,196	USD	31,360	5/15/18	266,943
JPMorgan Chase Bank, NA	GBP	105,444	USD	143,228	5/15/18	(4,960,141)
JPMorgan Chase Bank, NA	SEK	213,658	USD	26,464	5/15/18	800,151
JPMorgan Chase Bank, NA	USD	27,009	SEK	221,556	5/15/18	(396,134)
Morgan Stanley & Co., Inc.	EUR	72,300	USD	88,881	5/15/18	(340,197)
Morgan Stanley & Co., Inc.	USD	60,521	GBP	43,483	5/15/18	588,813
Royal Bank of Scotland PLC	CAD	73,039	USD	57,932	5/15/18	1,195,064
Royal Bank of Scotland PLC	USD	35,514	CAD	44,465	5/15/18	(972,577)
Standard Chartered Bank	AUD	70,596	USD	55,082	5/15/18	858,728
Standard Chartered Bank	USD	134,935	JPY	14,576,170	5/15/18	2,392,464
UBS AG	CHF	8,149	USD	8,415	5/15/18	(137,909)

						$531,686

(a)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.
(b)	Affiliated investments.
(c)	Non-income producing security.
(d)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(e)	The rate shown represents the 7-day yield as of period end.
(f)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(g)	On March 30, 2018, the Portfolio and U.S. stock exchanges were closed for business due to a U.S. holiday but the foreign markets remained open for trading. The Portfolio valued its foreign securities using the closing market prices from the respective foreign markets as of March 29, 2018 for financial reporting purposes.

26	Sanford C. Bernstein Fund, Inc.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

NOK—Norwegian Krone

SEK—Swedish Krona

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

CBT—Chicago Board of Trade

ETF—Exchange Traded Fund

FTSE—Financial Times Stock Exchange

MSCI—Morgan Stanley Capital International

REIT—Real Estate Investment Trust

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

2018 Semi-Annual Report	27

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Overlay B Portfolio

March 31, 2018 (Unaudited)

	Principal Amount (000)		U.S. $ Value

INFLATION-LINKED SECURITIES–21.3%
Japan–1.1%
Japanese Government CPI Linked Bond Series 21 0.10%, 3/10/26	JPY	767,527	$7,639,064
Series 22 0.10%, 3/10/27		633,730	6,334,861

			13,973,925

New Zealand–0.1%
New Zealand Government Bond Series 925 2.00%, 9/20/25(a)	NZD	975	733,195

United States–20.1%
U.S. Treasury Inflation Index 0.125%, 4/15/19 (TIPS)(b)(c)	U.S.$	17,004	16,990,643
0.125%, 4/15/20 (TIPS)(b)		30,554	30,434,636
0.125%, 4/15/21–7/15/26 (TIPS)		63,371	62,075,886
0.375%, 7/15/23–7/15/27 (TIPS)		42,208	41,700,917
0.625%, 7/15/21–1/15/26 (TIPS)		47,084	47,271,214
1.25%, 7/15/20 (TIPS)		4,075	4,183,740
1.375%, 1/15/20 (TIPS)		15,105	15,430,721
1.75%, 1/15/28 (TIPS)		2,544	2,796,186
2.00%, 1/15/26 (TIPS)		7,462	8,237,149
2.375%, 1/15/25–1/15/27 (TIPS)		24,542	27,955,558
2.50%, 1/15/29 (TIPS)		1,986	2,351,820

			259,428,470

Total Inflation-Linked Securities (cost $276,551,965)			274,135,590

		Shares
INVESTMENT COMPANIES–19.9%
Funds and Investment Trusts–19.9%(d)
AB All Market Real Return Portfolio–Class Z(e)		4,910,542	42,819,929
iShares Core MSCI EAFE ETF		397,000	26,154,360
SPDR S&P 500 ETF Trust		680,051	178,955,421
SPDR S&P MidCap 400 ETF Trust		25,202	8,612,279

Total Investment Companies (cost $227,155,127)			256,541,989

	Principal Amount (000)
GOVERNMENTS—TREASURIES–13.5%
Australia–0.1%
Australia Government Bond Series 142 4.25%, 4/21/26(a)	AUD	1,036	893,722

	Principal Amount (000)		U.S. $ Value

Belgium–0.4%
Kingdom of Belgium Government Bond Series 72 2.60%, 6/22/24(a)	EUR	1,489	$2,104,083
Series 81 0.80%, 6/22/27(a)		2,425	3,027,642

			5,131,725

Canada–0.8%
Canadian Government Bond 1.00%, 6/01/27	CAD	14,295	10,090,327

France–0.6%
French Republic Government Bond OAT 0.75%, 5/25/28(a)	EUR	734	905,923
2.00%, 5/25/48(a)		1,011	1,373,446
2.50%, 5/25/30(a)		3,015	4,408,919
3.50%, 4/25/26(a)		823	1,263,202

			7,951,490

Germany–0.7%
Bundesrepublik Deutschland Bundesanleihe 1.00%, 8/15/24(a)		48	62,685
2.50%, 7/04/44–8/15/46(a)		5,501	8,933,587

			8,996,272

Ireland–0.2%
Ireland Government Bond 1.00%, 5/15/26(a)		1,772	2,243,673

Italy–1.2%
Italy Buoni Poliennali Del Tesoro 1.35%, 4/15/22		3,141	4,014,025
3.45%, 3/01/48(a)		520	718,789
3.75%, 3/01/21–5/01/21		4,182	5,726,658
4.00%, 9/01/20		111	150,323
4.50%, 5/01/23		550	806,128
5.50%, 11/01/22		2,390	3,601,361

			15,017,284

Japan–1.0%
Japan Government Ten Year Bond Series 342 0.10%, 3/20/26	JPY	117,800	1,119,236
Japan Government Thirty Year Bond Series 30 2.30%, 3/20/39		37,900	478,924
Series 36 2.00%, 3/20/42		35,600	436,826
Japan Government Twenty Year Bond Series 112 2.10%, 6/20/29		208,100	2,393,566
Series 128 1.90%, 6/20/31		169,750	1,953,325
Series 143 1.60%, 3/20/33		176,850	1,988,222
Series 150 1.40%, 9/20/34		387,400	4,254,828
Series 158 0.50%, 9/20/36		58,200	551,742

			13,176,669

28	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value

Malaysia–0.3%
Malaysia Government Bond Series 3/04 5.734%, 7/30/19	MYR	1,900	$506,489
Series 414 3.654%, 10/31/19		14,344	3,725,936
Series 515 3.759%, 3/15/19		1,361	353,810

			4,586,235

Mexico–0.4%
Mexican Bonos Series M 6.50%, 6/10/21	MXN	15,167	816,706
8.00%, 6/11/20		68,325	3,816,187
Series M 20 10.00%, 12/05/24		785	49,512

			4,682,405

Russia–0.1%
Russian Federal Bond–OFZ Series 6214 6.40%, 5/27/20	RUB	48,155	843,094

Singapore–0.2%
Singapore Government Bond 2.75%, 3/01/46	SGD	3,876	2,941,656
3.375%, 9/01/33		341	285,539

			3,227,195

Spain–0.2%
Spain Government Bond 2.90%, 10/31/46(a)	EUR	986	1,402,353
4.70%, 7/30/41(a)		95	176,060
Series 30Y 2.70%, 10/31/48(a)		501	677,898

			2,256,311

United Kingdom–0.6%
United Kingdom Gilt 1.50%, 7/22/26(a)	GBP	1,685	2,405,782
2.00%, 9/07/25(a)		761	1,130,186
4.25%, 6/07/32–3/07/36(a)		2,192	4,203,176

			7,739,144

United States–6.7%
U.S. Treasury Bonds
2.25%, 8/15/46	U.S.$	331	285,125
2.50%, 2/15/45–5/15/46		929	846,881
2.875%, 11/15/46		4,452	4,366,732
3.00%, 11/15/44		1,101	1,107,995
3.00%, 11/15/45(b)(c)		3,745	3,766,651
3.125%, 8/15/44		3,269	3,366,044
3.625%, 8/15/43		2,621	2,933,435
4.50%, 2/15/36		1,933	2,388,463
4.625%, 2/15/40		239	305,845
6.25%, 5/15/30		2,004	2,719,271
U.S. Treasury Notes 1.125%, 2/28/19		10,158	10,069,217

1.625%, 8/31/22–5/15/26	U.S.$	5,985	$5,693,513
1.75%, 11/30/21		3,645	3,551,597
1.875%, 7/31/22		6,574	6,397,324
2.00%, 10/31/22–11/15/26		18,025	17,336,325
2.125%, 12/31/22		3,945	3,869,182
2.25%, 2/15/27		7,825	7,521,781
2.375%, 8/15/24–5/15/27		9,348	9,170,622
2.75%, 2/15/24		356	358,326

			86,054,329

Uruguay–0.0%
Uruguay Government International Bond 8.50%, 3/15/28(a)	UYU	8,095	262,214
9.875%, 6/20/22(a)		6,243	222,600

			484,814

Total Governments—Treasuries (cost $168,067,933)			173,374,689

CORPORATES—INVESTMENT GRADE–11.3%
Financial Institutions–6.1%
Banking–5.1%
ABN AMRO Bank NV 4.75%, 7/28/25(a)	U.S.$	395	404,816
Banco Santander SA 3.50%, 4/11/22		1,400	1,394,022
5.179%, 11/19/25		400	417,324
Bank of America Corp. 2.375%, 6/19/24(a)	EUR	580	771,767
2.881%, 4/24/23	U.S.$	905	885,597
3.824%, 1/20/28		2,100	2,079,231
4.00%, 1/22/25		105	104,738
4.20%, 8/26/24		320	324,352
Series G 3.593%, 7/21/28		735	713,516
Bank of Nova Scotia (The) 2.50%, 1/08/21		154	151,739
Bank of Tokyo-Mitsubishi UFJ Ltd. (The) 2.30%, 3/05/20(a)		360	354,481
Banque Federative du Credit Mutuel SA 2.75%, 10/15/20(a)		545	538,144
Barclays PLC 3.684%, 1/10/23		745	738,339
BB&T Corp. 2.625%, 6/29/20		466	462,099
BNP Paribas SA 2.375%, 5/21/20		518	511,359
3.80%, 1/10/24(a)		316	315,447
7.625%, 3/30/21(a)(f)		281	301,704
Series E 2.25%, 1/11/27(a)	EUR	474	597,312
BPCE SA 5.15%, 7/21/24(a)	U.S.$	295	308,930

2018 Semi-Annual Report	29

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

5.70%, 10/22/23(a)	U.S.$	1,106	$1,185,289
Capital One Financial Corp. 3.30%, 10/30/24		1,378	1,328,805
Citigroup, Inc. 1.375%, 10/27/21(a)	EUR	344	438,314
3.668%, 7/24/28	U.S.$	1,745	1,703,399
3.875%, 3/26/25		200	197,608
Citizens Bank NA/Providence RI 2.25%, 3/02/20		300	295,203
Commonwealth Bank of Australia/New York NY Series G 2.30%, 3/12/20		250	246,555
Compass Bank 2.875%, 6/29/22		1,175	1,140,420
5.50%, 4/01/20		549	570,070
Cooperatieve Rabobank UA 3.95%, 11/09/22		285	287,559
4.375%, 8/04/25		1,197	1,208,598
Cooperatieve Rabobank UA/NY 2.25%, 1/14/20		299	295,194
Credit Agricole SA/London 2.75%, 6/10/20(a)		553	548,565
3.375%, 1/10/22(a)		738	732,915
Credit Suisse Group Funding Guernsey Ltd. 2.75%, 3/26/20		390	386,248
3.80%, 6/09/23		810	812,024
Danske Bank A/S 5.875%, 4/06/22(a)(f)	EUR	320	440,040
Fifth Third Bancorp 2.30%, 3/01/19	U.S.$	646	643,158
Goldman Sachs Group, Inc. (The) 2.00%, 7/27/23(a)	EUR	601	776,276
3.75%, 5/22/25	U.S.$	246	243,267
3.85%, 1/26/27		281	277,001
5.75%, 1/24/22		2,629	2,843,290
HSBC Bank USA NA 4.875%, 8/24/20		530	548,767
HSBC Holdings PLC 4.00%, 3/30/22		1,730	1,771,676
4.041%, 3/13/28		2,294	2,286,453
6.00%, 9/29/23(a)(f)	EUR	650	917,762
Intesa Sanpaolo SpA 3.125%, 7/14/22(a)	U.S.$	905	876,728
3.375%, 1/12/23(a)		600	584,442
3.875%, 1/12/28(a)		705	664,850
JPMorgan Chase & Co. 1.375%, 9/16/21(a)	EUR	424	540,028
2.295%, 8/15/21	U.S.$	127	123,328
3.22%, 3/01/25		1,235	1,202,791
3.54%, 5/01/28		545	532,678
3.782%, 2/01/28		1,163	1,153,440
Series X 6.10%, 10/01/24(f)		430	451,199
KeyBank NA/Cleveland OH 2.25%, 3/16/20		550	542,525

Lloyds Banking Group PLC 4.375%, 3/22/28	U.S.$	753	$760,485
4.582%, 12/10/25		473	473,275
4.65%, 3/24/26		300	302,136
Manufacturers & Traders Trust Co. 2.625%, 1/25/21		933	919,565
Mitsubishi UFJ Financial Group, Inc. 3.85%, 3/01/26		230	230,338
Mizuho Bank Ltd. 2.45%, 4/16/19(a)		565	562,328
Morgan Stanley 3.591%, 7/22/28		1,185	1,147,163
5.625%, 9/23/19		1,129	1,171,597
Series G 1.375%, 10/27/26	EUR	1,428	1,716,107
1.75%, 3/11/24		600	763,622
3.70%, 10/23/24	U.S.$	1,075	1,069,550
National Australia Bank Ltd./New York Series G 2.625%, 7/23/20		250	247,783
Nationwide Building Society 4.00%, 9/14/26(a)		1,615	1,554,227
Nordea Bank AB Series G 3.50%, 3/12/25(a)(f)	EUR	600	723,504
PNC Bank NA 2.60%, 7/21/20	U.S.$	250	247,868
Rabobank Capital Funding Trust IV 5.556%, 12/31/19(a)(f)	GBP	85	124,808
Santander Holdings USA, Inc. 4.40%, 7/13/27	U.S.$	1,983	1,963,726
Santander Issuances SAU 3.25%, 4/04/26(a)	EUR	600	804,227
Santander UK Group Holdings PLC 2.875%, 8/05/21	U.S.$	1,353	1,326,996
Santander UK PLC 5.00%, 11/07/23(a)		610	632,491
Skandinaviska Enskilda Banken AB 5.75%, 5/13/20(a)(f)		730	738,490
Standard Chartered PLC 5.70%, 1/25/22(a)		325	343,015
Sumitomo Mitsui Banking Corp. 1.966%, 1/11/19		477	474,086
3.00%, 1/18/23		384	377,733
Swedbank AB 5.50%, 3/17/20(a)(f)		800	808,096
UBS AG/Stamford CT 7.625%, 8/17/22		280	314,426
UBS Group Funding Switzerland AG 4.125%, 9/24/25(a)		920	925,971
UniCredit SpA 3.75%, 4/12/22(a)		502	499,314
US Bancorp Series J 5.30%, 4/15/27(f)		833	850,693
Wells Fargo & Co. 3.069%, 1/24/23		953	937,228

30	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value

4.125%, 8/15/23	U.S.$	1,680	$1,705,301
Series E 2.625%, 8/16/22(a)	EUR	211	281,516

			65,169,047

Finance–0.1%
Synchrony Financial 3.95%, 12/01/27	U.S.$	1,986	1,878,001

Insurance–0.6%
Allianz SE 3.099%, 7/06/47(a)	EUR	100	130,447
American International Group, Inc. Series A-9 5.75%, 4/01/48	U.S.$	340	344,539
Aquarius & Investments PLC for Swiss Reinsurance Co., Ltd. 6.375%, 9/01/24(a)		380	390,575
Assicurazioni Generali SpA Series E 7.75%, 12/12/42(a)	EUR	300	463,726
Aviva PLC Series E 3.375%, 12/04/45(a)		592	768,439
6.125%, 7/05/43(a)		344	512,158
CNP Assurances 4.50%, 6/10/47(a)		300	419,430
Groupama SA 6.00%, 1/23/27		300	447,871
Guardian Life Insurance Co. of America (The) 4.85%, 1/24/77(a)	U.S.$	513	522,593
Liberty Mutual Finance Europe DAC 1.75%, 3/27/24(a)	EUR	245	308,098
MetLife, Inc. 4.75%, 2/08/21	U.S.$	1,110	1,156,931
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		460	741,543
New York Life Global Funding 1.95%, 2/11/20(a)		301	296,040
Reliance Standard Life Global Funding II 2.50%, 4/24/19(a)		655	653,043
XLIT Ltd. 3.25%, 6/29/47	EUR	398	492,765

			7,648,198

REITS–0.3%
American Tower Corp. 3.40%, 2/15/19	U.S.$	206	206,890
3.50%, 1/31/23		525	521,840
DDR Corp. 3.625%, 2/01/25		280	268,313
Host Hotels & Resorts LP Series D 3.75%, 10/15/23		25	24,691
Trust F/1401 5.25%, 1/30/26(a)		760	768,550
Welltower, Inc. 4.00%, 6/01/25		1,231	1,229,990

WPC Eurobond BV 2.125%, 4/15/27	EUR	601	$738,243

			3,758,517

			78,453,763

Industrial–5.0%
Basic–0.4%
Anglo American Capital PLC 3.75%, 4/10/22(a)	U.S.$	600	599,202
Braskem Netherlands Finance BV 3.50%, 1/10/23(a)		289	277,544
Eastman Chemical Co. 3.80%, 3/15/25		276	279,017
Equate Petrochemical BV 3.00%, 3/03/22(a)		625	603,125
Glencore Funding LLC 4.00%, 3/27/27(a)		206	198,926
4.125%, 5/30/23(a)		321	322,579
4.625%, 4/29/24(a)		154	157,681
GTL Trade Finance, Inc./Gerdau Holdings, Inc. 5.893%, 4/29/24(a)		210	223,152
LyondellBasell Industries NV 5.00%, 4/15/19		297	301,506
5.75%, 4/15/24		685	752,246
Mosaic Co. (The) 5.625%, 11/15/43		183	192,254
Vale Overseas Ltd. 6.875%, 11/21/36		645	758,649
Yamana Gold, Inc. 4.95%, 7/15/24		725	747,823

			5,413,704

Capital Goods–0.1%
Embraer Netherlands Finance BV 5.40%, 2/01/27		725	766,035
General Electric Co. Series D 5.00%, 1/21/21(f)		238	235,608
Holcim Finance Luxembourg SA Series E 2.25%, 5/26/28(a)	EUR	675	860,844

			1,862,487

Communications—Media–0.5%
21st Century Fox America, Inc. 3.00%, 9/15/22	U.S.$	145	143,161
Charter Communications Operating LLC/Charter Communications Operating Capital 3.579%, 7/23/20		320	320,995
4.908%, 7/23/25		615	627,257
Cox Communications, Inc. 2.95%, 6/30/23(a)		402	387,842
Myriad International Holdings BV 4.85%, 7/06/27(a)		369	376,350

2018 Semi-Annual Report	31

Schedule of Investments (continued)

	Principal Amount (000)			U.S. $ Value

NBCUniversal Enterprise, Inc. 1.974%, 4/15/19(a)	U.S.$		799	$793,175
Time Warner Cable LLC 4.50%, 9/15/42			650	569,855
Time Warner, Inc. 3.55%, 6/01/24			685	675,184
3.60%, 7/15/25			1,100	1,069,970
4.75%, 3/29/21			1,000	1,043,130
4.875%, 3/15/20			263	271,887

				6,278,806

Communications—Telecommunications–0.6%
AT&T, Inc. 3.40%, 8/14/24–5/15/25			1,568	1,530,812
3.60%, 2/17/23			69	69,330
3.80%, 3/15/22			157	159,275
3.90%, 8/14/27			280	281,621
3.95%, 1/15/25			181	181,364
4.125%, 2/17/26			2,162	2,175,426
4.90%, 8/14/37			445	449,441
5.15%, 2/14/50			575	580,175
British Telecommunications PLC 9.125%, 12/15/30(g)			305	444,397
Crown Castle Towers LLC 4.883%, 8/15/20(a)			469	485,589
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.738%, 3/20/25(a)			1,345	1,350,407
Verizon Communications, Inc. 5.50%, 3/16/47			360	397,984

				8,105,821

Consumer Cyclical—Automotive–0.5%
Ford Motor Co. 4.346%, 12/08/26			434	429,322
Ford Motor Credit Co. LLC 2.597%, 11/04/19			937	929,429
3.664%, 9/08/24			483	465,796
3.81%, 1/09/24			219	214,865
4.134%, 8/04/25			577	568,276
5.875%, 8/02/21			1,260	1,344,130
General Motors Co. 3.50%, 10/02/18			580	582,593
4.20%, 10/01/27			220	215,571
General Motors Financial Co., Inc. 3.10%, 1/15/19			675	675,803
3.25%, 5/15/18			51	51,037
3.70%, 5/09/23			116	115,139
4.00%, 1/15/25			335	331,094
5.25%, 3/01/26			152	160,576

				6,083,631

Consumer Cyclical—Entertainment–0.1%
Carnival Corp. 1.625%, 2/22/21		EUR	1,190	1,526,524

Consumer Non-Cyclical–0.8%
AbbVie, Inc. 1.375%, 5/17/24		EUR	209	$260,363
Baxalta, Inc. 3.60%, 6/23/22		U.S.$	220	219,466
Bayer US Finance LLC 2.375%, 10/08/19(a)			448	443,896
Becton Dickinson and Co. 3.734%, 12/15/24			159	156,267
Biogen, Inc. 4.05%, 9/15/25			663	678,408
Bunge Ltd. Finance Corp. 8.50%, 6/15/19			9	9,561
CVS Health Corp. 4.10%, 3/25/25			1,260	1,270,407
4.30%, 3/25/28			1,260	1,266,829
Danone SA 1.691%, 10/30/19(a)			300	294,654
Gilead Sciences, Inc. 2.55%, 9/01/20			612	607,018
Laboratory Corp. of America Holdings 3.20%, 2/01/22			245	243,697
3.60%, 2/01/25			113	111,320
McKesson Corp. 0.625%, 8/17/21		EUR	360	447,347
Medtronic, Inc. 3.50%, 3/15/25		U.S.$	790	790,632
Mylan NV 3.125%, 11/22/28(a)		EUR	446	569,355
Philip Morris International, Inc. 0.625%, 11/08/24			640	767,753
Reynolds American, Inc. 4.45%, 6/12/25		U.S.$	500	514,235
6.875%, 5/01/20			275	295,188
Sigma Alimentos SA de CV 4.125%, 5/02/26(a)			207	199,496
Tyson Foods, Inc. 3.95%, 8/15/24			760	765,853
Zimmer Biomet Holdings, Inc. 2.70%, 4/01/20			556	550,195
Zoetis, Inc. 3.45%, 11/13/20			263	265,033

				10,726,973

Energy–0.8%
Cenovus Energy, Inc. 3.00%, 8/15/22			54	52,027
5.70%, 10/15/19			220	227,546
Encana Corp. 3.90%, 11/15/21			410	415,392
Energy Transfer LP/Regency Energy Finance Corp. 4.50%, 11/01/23			195	197,254
Energy Transfer Partners LP 3.60%, 2/01/23			55	53,814
4.65%, 6/01/21			175	179,960

32	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)			U.S. $ Value

EnLink Midstream Partners LP 4.15%, 6/01/25		U.S.$	515	$501,960
Enterprise Products Operating LLC 3.70%, 2/15/26			1,326	1,314,743
Hess Corp. 4.30%, 4/01/27			1,055	1,032,434
Kinder Morgan Energy Partners LP 3.95%, 9/01/22			255	256,999
Kinder Morgan, Inc./DE 5.00%, 2/15/21(a)			169	175,643
Noble Energy, Inc. 3.90%, 11/15/24			560	563,858
4.15%, 12/15/21			424	433,752
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24			1,242	1,181,366
Sabine Pass Liquefaction LLC 5.00%, 3/15/27			601	624,090
Spectra Energy Partners LP 3.50%, 3/15/25			795	766,523
Tengizchevroil Finance Co. International Ltd. 4.00%, 8/15/26(a)			363	347,119
TransCanada PipeLines Ltd. 9.875%, 1/01/21			252	295,848
Williams Partners LP 3.90%, 1/15/25			245	241,734
4.125%, 11/15/20			875	889,280

				9,751,342

Other Industrial–0.1%
Alfa SAB de CV 5.25%, 3/25/24(a)			725	753,547

Services–0.2%
Expedia Group, Inc. 3.80%, 2/15/28			1,395	1,296,401
S&P Global, Inc. 4.40%, 2/15/26			1,218	1,278,547

				2,574,948

Technology–0.7%
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.625%, 1/15/24			420	413,242
3.875%, 1/15/27			773	752,252
Dell International LLC/EMC Corp. 4.42%, 6/15/21(a)			176	180,528
5.45%, 6/15/23(a)			1,140	1,208,218
6.02%, 6/15/26(a)			314	337,977
Fidelity National Information Services, Inc. 0.40%, 1/15/21		EUR	314	387,246
Hewlett Packard Enterprise Co. 2.10%, 10/04/19(a)		U.S.$	960	947,021
4.90%, 10/15/25			800	830,056

HP, Inc. 3.75%, 12/01/20	U.S.$		259	$262,750
KLA-Tencor Corp. 4.65%, 11/01/24			1,340	1,398,277
Lam Research Corp. 2.80%, 6/15/21			405	400,331
Seagate HDD Cayman 4.75%, 6/01/23–1/01/25			539	527,104
4.875%, 3/01/24(a)			682	676,428
Tencent Holdings Ltd. 3.375%, 5/02/19(a)			294	295,605
VMware, Inc. 2.95%, 8/21/22			435	418,296

				9,035,331

Transportation—Services–0.2%
Adani Ports & Special Economic Zone Ltd. 3.95%, 1/19/22(a)			1,245	1,241,887
Penske Truck Leasing Co. Lp/PTL Finance Corp. 3.375%, 2/01/22(a)			695	693,697

				1,935,584

				64,048,698

Utility–0.2%
Electric–0.2%
Berkshire Hathaway Energy Co. 6.125%, 4/01/36			249	318,135
Exelon Generation Co. LLC 2.95%, 1/15/20			778	775,603
Israel Electric Corp., Ltd. Series 6 5.00%, 11/12/24(a)			776	808,010
Korea Southern Power Co., Ltd. 3.00%, 1/29/21(a)			324	322,238
Monongahela Power Co. 4.10%, 4/15/24(a)			305	315,776

				2,539,762

Total Corporates—Investment Grade (cost $144,321,158)				145,042,223

MORTGAGE PASS-THROUGHS–7.3%
Agency Fixed Rate 30-Year–6.9%
Federal Home Loan Mortgage Corp. Gold Series 2016 4.00%, 2/01/46			1,573	1,628,286
Series 2017 4.00%, 7/01/44			1,215	1,256,532
Federal National Mortgage Association Series 2007 5.50%, 8/01/37			265	295,452

2018 Semi-Annual Report	33

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

Series 2010 4.00%, 12/01/40	U.S.$	721	$746,932
Series 2013 3.50%, 3/01/43		14	14,050
4.00%, 10/01/43		2,078	2,150,607
Series 2014 5.50%, 9/01/41		1,031	1,130,351
Series 2015 3.00%, 5/01/45–8/01/45		2,563	2,509,980
Series 2017 3.50%, 1/01/47–1/01/48		4,027	4,040,455
Series 2018 3.50%, 2/01/48–4/01/48		20,178	20,232,048
3.50%, 4/01/48, TBA		6,758	6,772,669
4.00%, 4/01/48, TBA		15,260	15,658,191
4.00%, 4/01/48, TBA		12,375	12,697,911
4.50%, 4/01/48, TBA		5,733	6,002,309
4.50%, 4/01/48, TBA		11,592	12,137,186
Government National Mortgage Association Series 2016 3.00%, 4/20/46–5/20/46		1,205	1,189,737

			88,462,696

Agency Fixed Rate 15-Year–0.4%
Federal National Mortgage Association Series 2013 2.50%, 3/01/28–6/01/28		109	107,330
Series 2014 2.50%, 9/01/29		323	318,595
Series 2016 2.50%, 11/01/31–1/01/32		4,740	4,652,025
Series 2017 2.50%, 2/01/32		187	183,689

			5,261,639

Total Mortgage Pass-Throughs (cost $93,950,773)			93,724,335

COMMERCIAL MORTGAGE-BACKED SECURITIES–3.6%
Non-Agency Fixed Rate CMBS–2.8%
BHMS Commercial Mortgage Trust Series 2014-ATLS, Class AFX 3.601%, 7/05/33(a)		1,895	1,870,650
CCUBS Commercial Mortgage Trust Series 2017-C1, Class A4 3.544%, 11/15/50		615	610,077
CFCRE Commercial Mortgage Trust Series 2016-C4, Class A4 3.283%, 5/10/58		1,250	1,220,578
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 3/13/35(a)		2,120	2,125,006
Citigroup Commercial Mortgage Trust Series 2015-GC27, Class A5 3.137%, 2/10/48		838	824,456

Series 2015-GC35, Class A4 3.818%, 11/10/48	U.S.$	525	$535,730
Series 2016-C1, Class A4 3.209%, 5/10/49		1,411	1,382,850
Series 2016-GC36, Class A5 3.616%, 2/10/49		645	648,724
Series 2018-B2, Class A4 4.009%, 3/10/51		450	465,921
Commercial Mortgage Trust Series 2010-C1, Class D 6.126%, 7/10/46(a)		1,070	1,108,154
Series 2013-CR6, Class A2 2.122%, 3/10/46		374	373,419
Series 2014-UBS3, Class A4 3.819%, 6/10/47		570	586,451
Series 2014-UBS5, Class A4 3.838%, 9/10/47		990	1,017,314
Series 2015-CR24, Class A5 3.696%, 8/10/48		655	665,096
Series 2015-DC1, Class A5 3.35%, 2/10/48		400	396,436
Series 2015-LC21, Class XA 0.842%, 7/10/48(h)		6,173	236,429
CSAIL Commercial Mortgage Trust Series 2015-C2, Class A4 3.504%, 6/15/57		486	485,014
Series 2015-C3, Class A4 3.718%, 8/15/48		671	678,224
Series 2015-C4, Class A4 3.808%, 11/15/48		1,775	1,820,569
GS Mortgage Securities Corp. II Series 2018-GS9, Class A4 3.992%, 3/10/51		1,640	1,699,563
GS Mortgage Securities Trust Series 2011-GC5, Class D 5.399%, 8/10/44(a)		755	736,415
Series 2013-G1, Class A1 2.059%, 4/10/31(a)		314	301,875
Series 2013-G1, Class A2 3.557%, 4/10/31(a)		1,094	1,062,602
Series 2014-GC18, Class D 4.944%, 1/10/47(a)		200	172,139
JP Morgan Chase Commercial Mortgage Securities Trust Series 2006-LDP9, Class AM 5.372%, 5/15/47		536	539,288
Series 2011-C5, Class D 5.408%, 8/15/46(a)		116	113,544
Series 2012-C6, Class E 5.137%, 5/15/45(a)		375	330,883
Series 2012-CBX, Class E 5.214%, 6/15/45(a)		305	298,201
JPMBB Commercial Mortgage Securities Trust Series 2014-C22, Class XA 0.913%, 9/15/47(h)		16,334	718,826
Series 2015-C30, Class A5 3.822%, 7/15/48		655	670,006

34	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value

Series 2015-C31, Class A3 3.801%, 8/15/48	U.S.$	1,344	$1,369,969
Series 2015-C32, Class C 4.668%, 11/15/48		704	699,358
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 9/15/39		575	455,707
LSTAR Commercial Mortgage Trust Series 2015-3, Class A2 2.729%, 4/20/48(a)		649	642,600
Series 2016-4, Class A2 2.579%, 3/10/49(a)		1,327	1,286,100
Morgan Stanley Capital I Trust Series 2005-IQ9, Class D 5.00%, 7/15/56		464	460,018
Series 2016-UB12, Class A4 3.596%, 12/15/49		1,005	1,009,881
UBS Commercial Mortgage Trust Series 2018-C8, Class A4 3.983%, 2/15/51		1,020	1,050,788
Series 2018-C9, Class A4 4.117%, 3/15/51		1,690	1,749,158
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A5 2.85%, 12/10/45		2,030	2,003,176
Wells Fargo Commercial Mortgage Trust Series 2015-SG1, Class C 4.47%, 9/15/48		669	650,355
Series 2016-LC25, Class C 4.436%, 12/15/59		125	120,484
Series 2016-NXS6, Class C 4.311%, 11/15/49		750	744,445
Series 2018-C43, Class A4 4.012%, 3/15/51		450	465,001

			36,401,480

Non-Agency Floating Rate CMBS–0.8%
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 2.777% (LIBOR 1 Month + 1.00%), 11/15/33(a)(i)		1,935	1,939,366
BX Trust Series 2017-IMC, Class A 2.827% (LIBOR 1 Month + 1.05%), 10/15/32(a)(i)		1,180	1,180,736
Credit Suisse Mortgage Trust Series 2016-MFF, Class D 6.377% (LIBOR 1 Month + 4.60%), 11/15/33(a)(i)		640	644,743
Great Wolf Trust Series 2017-WOLF, Class A 2.777% (LIBOR 1 Month + 0.85%), 9/15/34(a)(i)		914	915,253
H/2 Asset Funding NRE Series 2015-1A, Class AFL 3.271% (LIBOR 1 Month + 1.65%), 6/24/49(i)(j)		307	307,184

JP Morgan Chase Commercial Mortgage Securities Trust Series 2015-SGP, Class A 3.477% (LIBOR 1 Month + 1.70%), 7/15/36(a)(i)	U.S.$	924	$921,656
Morgan Stanley Capital I Trust Series 2015-XLF2, Class AFSA 3.61% (LIBOR 1 Month + 1.87%), 8/15/26(a)(i)		288	287,968
Series 2015-XLF2, Class SNMA 3.69% (LIBOR 1 Month + 1.95%), 11/15/26(a)(i)		263	261,841
RETL Series 2018-RVP, Class A 2.877% (LIBOR 1 Month + 1.10%), 3/15/33(a)(i)		963	967,520
Starwood Retail Property Trust Series 2014-STAR, Class A 2.997% (LIBOR 1 Month + 1.22%), 11/15/27(a)(i)		2,350	2,349,636
Waldorf Astoria Boca Raton Trust Series 2016-BOCA, Class A 3.127% (LIBOR 1 Month + 1.35%), 6/15/29(a)(i)		209	209,439

			9,985,342

Total Commercial Mortgage-Backed Securities (cost $47,303,536)			46,386,822

ASSET-BACKED SECURITIES–3.6%
Autos—Fixed Rate–1.7%
Ally Auto Receivables Trust Series 2015-2, Class A3 1.49%, 11/15/19		222	221,239
Ally Master Owner Trust Series 2015-3, Class A 1.63%, 5/15/20		1,391	1,389,607
Americredit Automobile Receivables Trust Series 2016-4, Class A2A 1.34%, 4/08/20		241	240,862
AmeriCredit Automobile Receivables Trust Series 2017-3, Class A2A 1.69%, 12/18/20		325	323,537
Avis Budget Rental Car Funding AESOP LLC Series 2013-2A, Class A 2.97%, 2/20/20(a)		1,335	1,336,604
Bank of The West Auto Trust Series 2015-1, Class A3 1.31%, 10/15/19(a)		82	82,279
CarMax Auto Owner Trust Series 2015-4, Class A3 1.56%, 11/16/20		525	522,115
Chrysler Capital Auto Receivables Trust Series 2015-BA, Class A3 1.91%, 3/16/20(a)		184	183,790

2018 Semi-Annual Report	35

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

CPS Auto Trust Series 2017-A, Class A 1.68%, 8/17/20(a)	U.S.$	184	$183,493
DT Auto Owner Trust Series 2017-3A, Class A 1.73%, 8/17/20(a)		179	178,226
Series 2018-1A, Class A 2.59%, 5/17/21(a)		988	987,421
Exeter Automobile Receivables Trust Series 2016-1A, Class D 8.20%, 2/15/23(a)		390	414,021
Series 2016-3A, Class A 1.84%, 11/16/20(a)		123	122,552
Series 2017-2A, Class A 2.11%, 6/15/21(a)		288	287,163
Series 2018-1A, Class A 2.21%, 5/17/21(a)		780	777,538
Fifth Third Auto Trust Series 2014-3, Class A4 1.47%, 5/17/21		658	656,583
First Investors Auto Owner Trust Series 2016-2A, Class A1 1.53%, 11/16/20(a)		55	55,342
Flagship Credit Auto Trust Series 2016-2, Class D 8.56%, 11/15/23(a)		330	356,441
Series 2016-4, Class A2 1.96%, 2/16/21(a)		340	338,730
Series 2016-4, Class D 3.89%, 11/15/22(a)		435	436,775
Series 2017-2, Class A 1.85%, 7/15/21(a)		439	436,716
Series 2017-3, Class A 1.88%, 10/15/21(a)		376	373,290
Series 2017-4, Class A 2.07%, 4/15/22(a)		155	153,548
Ford Credit Auto Owner Trust Series 2014-2, Class A 2.31%, 4/15/26(a)		408	405,716
Ford Credit Auto Owner Trust/Ford Credit Series 2014-1, Class A 2.26%, 11/15/25(a)		1,500	1,494,588
Ford Credit Floorplan Master Owner Trust Series 2015-2, Class A1 1.98%, 1/15/22		816	805,826
Series 2016-1, Class A1 1.76%, 2/15/21		649	643,768
Series 2017-1, Class A1 2.07%, 5/15/22		1,090	1,073,612
GM Financial Automobile Leasing Trust Series 2015-3, Class A3 1.69%, 3/20/19		329	328,809
GMF Floorplan Owner Revolving Trust Series 2015-1, Class A1 1.65%, 5/15/20(a)		651	650,186

Harley-Davidson Motorcycle Trust Series 2015-1, Class A3 1.41%, 6/15/20	U.S.$	163	$162,956
Series 2015-2, Class A3 1.30%, 3/16/20		194	193,840
Hertz Vehicle Financing II LP Series 2015-1A, Class A 2.73%, 3/25/21(a)		1,975	1,959,681
Series 2015-1A, Class B 3.52%, 3/25/21(a)		131	130,932
Series 2015-2A, Class A 2.02%, 9/25/19(a)		643	640,542
Series 2015-3A, Class A 2.67%, 9/25/21(a)		725	714,948
Series 2016-1A, Class A 2.32%, 3/25/20(a)		884	879,281
Series 2018-1A, Class A 3.29%, 2/25/24(a)		450	445,175
Hertz Vehicle Financing LLC Series 2013-1A, Class B2 2.48%, 8/25/19(a)		411	409,480
Santander Drive Auto Receivables Trust Series 2017-3, Class A2 1.85%, 6/15/20		292	290,853
Westlake Automobile Receivables Trust Series 2016-2A, Class A2 1.57%, 6/17/19(a)		23	23,456
Series 2018-1A, Class A1
1.75%, 2/15/19(a)		221	221,464

			21,532,985

Other ABS—Fixed Rate–1.0%
CLUB Credit Trust Series 2017-P2, Class A 2.61%, 1/15/24(a)		951	948,342
CNH Equipment Trust Series 2014-B, Class A4 1.61%, 5/17/21		829	828,623
Series 2015-A, Class A4 1.85%, 4/15/21		1,143	1,136,421
Marlette Funding Trust Series 2016-1A, Class A 3.06%, 1/17/23(a)		55	55,226
Series 2017-1A, Class A 2.827%, 3/15/24(a)		254	253,772
Series 2017-2A, Class A 2.39%, 7/15/24(a)		452	450,648
Series 2017-3A, Class A 2.36%, 12/15/24(a)		365	363,347
Series 2017-3A, Class B 3.01%, 12/15/24(a)		332	329,071
Series 2018-1A, Class A 2.61%, 3/15/28(a)		1,039	1,037,748
Prosper Marketplace Issuance Trust Series 2017-2A, Class B 3.48%, 9/15/23(a)		330	329,019

36	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value

SBA Tower Trust 3.156%, 10/08/20(a)	U.S.$	538	$528,945
Series 2014-1A, Class C 2.898%, 10/15/44(a)		396	393,981
Series 2014-2A, Class C 3.869%, 10/15/49(a)		774	785,226
SoFi Consumer Loan Program LLC Series 2016-2, Class A 3.09%, 10/27/25(a)		259	259,525
Series 2016-3, Class A 3.05%, 12/26/25(a)		347	346,368
Series 2017-2, Class A 3.28%, 2/25/26(a)		1,005	1,007,279
Series 2017-5, Class A2 2.78%, 9/25/26(a)		940	925,808
Series 2017-6, Class A2 2.82%, 11/25/26(a)		1,125	1,112,570
SoFi Consumer Loan Program Trust Series 2018-1, Class A1 2.55%, 2/25/27(a)		702	700,039
Series 2018-1, Class B 3.65%, 2/25/27(a)		277	276,197
Volvo Financial Equipment LLC Series 2015-1A, Class A3 1.51%, 6/17/19(a)		336	335,491

			12,403,646

Credit Cards—Fixed Rate–0.7%
Barclays Dryrock Issuance Trust Series 2015-1, Class A 2.20%, 12/15/22		1,597	1,579,560
Series 2015-2, Class A 1.56%, 3/15/21		658	657,468
Series 2015-4, Class A 1.72%, 8/16/21		643	640,487
Capital One Multi-Asset Execution Trust Series 2015-A5, Class A5 1.60%, 5/17/21		713	711,339
GE Capital Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/15/22		1,664	1,659,735
Synchrony Credit Card Master Note Trust Series 2015-3, Class A 1.74%, 9/15/21		941	937,789
Series 2016-1, Class A 2.04%, 3/15/22		626	623,108
World Financial Network Credit Card Master Trust Series 2016-B, Class A 1.44%, 6/15/22		607	604,494
Series 2017-B, Class A 1.98%, 6/15/23		570	564,136
Series 2018-A, Class A 3.07%, 12/16/24		1,340	1,338,899

			9,317,015

Autos—Floating Rate–0.1%
BMW Floorplan Master Owner Trust Series 2015-1A, Class A 2.277% (LIBOR 1 Month + 0.50%), 7/15/20(a)(i)	U.S.$	1,278	$1,279,379
Ford Credit Floorplan Master Owner Trust Series 2015-2, Class A2 2.347% (LIBOR 1 Month + 0.57%), 1/15/22(i)		210	211,230

			1,490,609

Credit Cards—Floating Rate–0.1%
World Financial Network Credit Card Master Trust Series 2015-A, Class A 2.257% (LIBOR 1 Month + 0.48%), 2/15/22(i)		1,132	1,132,163

Total Asset-Backed Securities (cost $46,017,518)			45,876,418

COLLATERALIZED MORTGAGE OBLIGATIONS–3.5%
Risk Share Floating Rate–2.8%
Bellemeade Re II Ltd. Series 2016-1A, Class M2B 8.372% (LIBOR 1 Month + 6.50%), 4/25/26(i)(j)		257	262,118
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 6.122% (LIBOR 1 Month + 4.25%), 11/25/23(i)		601	668,336
Series 2014-DN4, Class M3 6.422% (LIBOR 1 Month + 4.55%), 10/25/24(i)		1,056	1,177,006
Series 2014-HQ3, Class M3 6.622% (LIBOR 1 Month + 4.75%), 10/25/24(i)		922	1,025,984
Series 2015-DNA1, Class M2 3.722% (LIBOR 1 Month + 1.85%), 10/25/27(i)		360	367,211
Series 2015-DNA1, Class M3 5.172% (LIBOR 1 Month + 3.30%), 10/25/27(i)		520	579,859
Series 2015-DNA2, Class M2 4.472% (LIBOR 1 Month + 2.60%), 12/25/27(i)		1,163	1,184,714
Series 2015-DNA3, Class M3 6.572% (LIBOR 1 Month + 4.70%), 4/25/28(i)		834	996,844
Series 2015-HQ1, Class M2 4.072% (LIBOR 1 Month + 2.20%), 3/25/25(i)		153	153,784

2018 Semi-Annual Report	37

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

Series 2015-HQA1, Class M2 4.522% (LIBOR 1 Month + 2.65%), 3/25/28(i)	U.S.$	994	$1,014,113
Series 2015-HQA2, Class M3 6.672% (LIBOR 1 Month + 4.80%), 5/25/28(i)		539	630,403
Series 2016-DNA1, Class M2 4.772% (LIBOR 1 Month + 2.90%), 7/25/28(i)		415	425,463
Series 2016-DNA1, Class M3 7.422% (LIBOR 1 Month + 5.55%), 7/25/28(i)		318	385,856
Series 2016-DNA2, Class M3 6.522% (LIBOR 1 Month + 4.65%), 10/25/28(i)		342	392,614
Series 2016-DNA3, Class M2 3.872% (LIBOR 1 Month + 2.00%), 12/25/28(i)		309	314,026
Series 2016-DNA4, Class M2 3.172% (LIBOR 1 Month + 1.30%), 3/25/29(i)		300	303,301
Series 2016-HQA1, Class M3
8.222% (LIBOR 1 Month + 6.35%), 9/25/28(i)		386	476,353
Series 2017-DNA2, Class M2 5.322% (LIBOR 1 Month + 3.45%), 10/25/29(i)		434	471,273
Series 2018-HQA1, Class M2 4.154% (LIBOR 1 Month + 2.30%), 9/25/30(i)		70	70,330
Federal National Mortgage Association Connecticut Avenue Securities
Series 2014-C02, Class 1M1 2.822% (LIBOR 1 Month + 0.95%), 5/25/24(i)		117	116,989
Series 2014-C03, Class 1M2 4.872% (LIBOR 1 Month + 3.00%), 7/25/24(i)		480	513,040
Series 2014-C04, Class 1M2 6.772% (LIBOR 1 Month + 4.90%), 11/25/24(i)		1,229	1,401,444
Series 2014-C04, Class 2M2 6.872% (LIBOR 1 Month + 5.00%), 11/25/24(i)		954	1,072,445
Series 2015-C01, Class 1M2 6.172% (LIBOR 1 Month + 4.30%), 2/25/25(i)		1,266	1,389,705
Series 2015-C01, Class 2M2 6.422% (LIBOR 1 Month + 4.55%), 2/25/25(i)		738	801,044
Series 2015-C02, Class 1M2 5.872% (LIBOR 1 Month + 4.00%), 5/25/25(i)		1,014	1,112,950
Series 2015-C02, Class 2M2 5.872% (LIBOR 1 Month + 4.00%), 5/25/25(i)		1,398	1,507,201

	Principal Amount (000)		U.S. $ Value

Series 2015-C03, Class 1M2 6.872% (LIBOR 1 Month + 5.00%), 7/25/25(i)	U.S.$	1,338	$1,522,623
Series 2015-C03, Class 2M2 6.872% (LIBOR 1 Month + 5.00%), 7/25/25(i)		1,478	1,652,440
Series 2015-C04, Class 1M2 7.572% (LIBOR 1 Month + 5.70%), 4/25/28(i)		931	1,079,366
Series 2015-C04, Class 2M2 7.422% (LIBOR 1 Month + 5.55%), 4/25/28(i)		718	808,352
Series 2016-C01, Class 1M2 8.622% (LIBOR 1 Month + 6.75%), 8/25/28(i)		1,355	1,634,378
Series 2016-C01, Class 2M2 8.822% (LIBOR 1 Month + 6.95%), 8/25/28(i)		857	1,027,750
Series 2016-C02, Class 1M2
7.872% (LIBOR 1 Month + 6.00%), 9/25/28(i)		1,393	1,667,373
Series 2016-C03, Class 1M1 3.872% (LIBOR 1 Month + 2.00%), 10/25/28(i)		61	61,751
Series 2016-C03, Class 1M2 7.172% (LIBOR 1 Month + 5.30%), 10/25/28(i)		134	158,366
Series 2016-C03, Class 2M1 4.072% (LIBOR 1 Month + 2.20%), 10/25/28(i)		62	62,639
Series 2016-C03, Class 2M2 7.772% (LIBOR 1 Month + 5.90%), 10/25/28(i)		2,002	2,348,343
Series 2016-C04, Class 1M2 6.122% (LIBOR 1 Month + 4.25%), 1/25/29(i)		331	373,656
Series 2016-C05, Class 2M2 6.322% (LIBOR 1 Month + 4.45%), 1/25/29(i)		1,578	1,760,835
Series 2016-C07, Class 2M2 6.222% (LIBOR 1 Month + 4.35%), 5/25/29(i)		275	304,996
Series 2017-C02, Class 2M2 5.522% (LIBOR 1 Month + 3.65%), 9/25/29(i)		276	299,348
Series 2018-C01, Class 1M2 4.122% (LIBOR 1 Month + 2.25%), 7/25/30(i)		1,255	1,271,174
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 6.122% (LIBOR 1 Month + 4.25%), 11/25/24(i)(j)		93	101,234
Series 2015-CH1, Class M1 3.872% (LIBOR 1 Month + 2.00%), 10/25/25(i)(j)		162	163,800

38	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)			U.S. $ Value

Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 7.122% (LIBOR 1 Month + 5.25%), 11/25/25(i)(j)	U.S.$		508	$571,864
Series 2015-WF1, Class 2M2 7.372% (LIBOR 1 Month + 5.50%), 11/25/25(i)(j)			143	168,024

				35,852,718

Agency Floating Rate–0.5%
Federal Home Loan Mortgage Corp. REMICs Series 4116, Class LS 4.423% (6.20%–LIBOR 1 Month), 10/15/42(i)(k)			1,137	206,777
Series 4693, Class SL 4.373% (6.15%–LIBOR 1 Month), 6/15/47(i)(k)			3,383	641,502
Series 4719, Class JS 4.373% (6.15%–LIBOR 1 Month), 9/15/47(i)(k)			1,561	263,546
Series 4727, Class SA 4.423% (6.20%–LIBOR 1 Month), 11/15/47(i)(k)			3,675	690,585
Federal National Mortgage Association REMICs Series 2011-131, Class ST 4.669% (6.54%–LIBOR 1 Month), 12/25/41(i)(k)			1,599	302,419
Series 2012-70, Class SA 4.679% (6.55%–LIBOR 1 Month), 7/25/42(i)(k)			2,133	419,752
Series 2014-17, Class SA 4.179% (6.05%–LIBOR 1 Month), 4/25/44(i)(k)			4,354	743,771
Series 2014-78, Class SE 4.229% (6.10%–LIBOR 1 Month), 12/25/44(i)(k)			1,536	254,626
Series 2014-92, Class SX 4.229% (6.10%–LIBOR 1 Month), 1/25/45(i)(k)			3,842	656,584
Series 2016-77, Class DS 4.129% (6.00%–LIBOR 1 Month), 10/25/46(i)(k)			3,244	563,248
Series 2017-16, Class SG 4.179% (6.05%–LIBOR 1 Month), 3/25/47(i)(k)			1,598	291,349
Series 2017-62, Class AS 4.279% (6.15%–LIBOR 1 Month), 8/25/47(i)(k)			1,580	286,518
Series 2017-81, Class SA 4.329% (6.20%–LIBOR 1 Month), 10/25/47(i)(k)			1,336	252,638
Series 2017-97, Class LS 4.329% (6.20%–LIBOR 1 Month), 12/25/47(i)(k)			2,437	467,381
Series 2017-97, Class SW 4.329% (6.20%–LIBOR 1 Month), 12/25/47(i)(k)			1,333	251,723

Government National Mortgage Association Series 2017-122, Class SA 4.378% (6.20%–LIBOR 1 Month), 8/20/47(i)(k)	U.S.$		1,452	$282,952
Series 2017-134, Class SE 4.378% (6.20%–LIBOR 1 Month), 9/20/47(i)(k)			1,455	254,196
Series 2017-65, Class ST 4.328% (6.15%–LIBOR 1 Month), 4/20/47(i)(k)			1,780	317,538

				7,147,105

Non-Agency Fixed Rate–0.2%
Alternative Loan Trust Series 2005-57CB, Class 4A3 5.50%, 12/25/35			1,074	957,215
Series 2006-23CB, Class 1A7 6.00%, 8/25/36			179	182,053
Series 2006-9T1, Class A1 5.75%, 5/25/36			292	229,581
Credit Suisse Mortgage Trust Series 2010-6R, Class 3A2 5.875%, 1/26/38(a)			434	353,521
RBSSP Resecuritization Trust Series 2009-7, Class 10A3 6.00%, 8/26/37(a)			660	579,939

				2,302,309

Total Collateralized Mortgage Obligations (cost $42,184,409)				45,302,132

CORPORATES—NON-INVESTMENT GRADE–2.9%
Financial Institutions–1.4%
Banking–1.3%
ABN AMRO Bank NV 4.75%, 9/22/27(a)(f)		EUR	200	254,644
5.75%, 9/22/20(a)(f)			200	268,546
Banco Bilbao Vizcaya Argentaria SA 5.875%, 5/24/22(a)(f)			400	533,946
6.125%, 11/16/27(f)		U.S.$	800	777,440
Banco Santander SA 6.25%, 9/11/21(a)(f)		EUR	500	678,285
Bank of America Corp. Series FF 5.875%, 3/15/28(f)		U.S.$	595	598,927
Bank of Ireland 7.375%, 6/18/20(a)(f)		EUR	480	654,107
Barclays Bank PLC 6.86%, 6/15/32(a)(f)		U.S.$	205	240,738
Barclays PLC 8.00%, 12/15/20(f)		EUR	630	882,081
CaixaBank SA 6.75%, 6/13/24(a)(f)			200	278,697
CIT Group, Inc. 5.25%, 3/07/25		U.S.$	771	788,340

2018 Semi-Annual Report	39

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

Citigroup, Inc. 5.95%, 1/30/23(f)	U.S.$	300	$308,226
Series P 5.95%, 5/15/25(f)		555	570,540
Credit Suisse Group AG 6.25%, 12/18/24(a)(f)		555	569,585
7.50%, 12/11/23(a)(f)		200	217,000
Goldman Sachs Group, Inc. (The) Series P 5.00%, 11/10/22(f)		1,119	1,085,822
Intesa Sanpaolo SpA 7.75%, 1/11/27(a)(f)	EUR	690	1,036,853
Series E 3.928%, 9/15/26(a)	U.S.$	341	451,669
Lloyds Banking Group PLC 6.375%, 6/27/20(a)(f)		235	312,288
7.50%, 6/27/24(f)		855	926,820
Royal Bank of Scotland Group PLC 2.001% (EURIBOR 3 Month + 2.33%), 6/30/18(a)(f)(i)	EUR	250	305,690
8.625%, 8/15/21(f)	U.S.$	1,235	1,348,545
Series U 4.622% (LIBOR 3 Month + 2.32%), 9/30/27(f)(i)		1,300	1,314,989
Societe Generale SA 7.375%, 9/13/21(a)(f)		695	738,660
Standard Chartered PLC 3.277% (LIBOR 3 Month + 1.51%), 1/30/27(a)(f)(i)		900	852,408
7.50%, 4/02/22(a)(f)		557	589,028
UBS Group AG 7.125%, 8/10/21(a)(f)		545	574,283
UniCredit SpA 6.625%, 6/03/23(a)(f)	EUR	550	735,117

			17,893,274

Finance–0.1%
Navient Corp. 6.625%, 7/26/21	U.S.$	1,140	1,184,426

			19,077,700

Industrial–1.4%
Basic–0.1%
NOVA Chemicals Corp. 5.25%, 8/01/23(a)		295	296,690
SPCM SA 4.875%, 9/15/25(a)		488	474,229

			770,919

Communications—Media–0.1%
Altice France SA/France 5.375%, 5/15/22(a)	EUR	105	131,620
7.375%, 5/01/26(a)	U.S.$	505	480,725
CCO Holdings LLC/CCO Holdings Capital Corp. 4.00%, 3/01/23(a)		725	695,463

CSC Holdings LLC 6.75%, 11/15/21	U.S.$	285	$297,275

			1,605,083

Communications—Telecommunications–0.2%
CenturyLink, Inc. Series S 6.45%, 6/15/21		249	253,930
Series T 5.80%, 3/15/22		250	243,980
Series Y 7.50%, 4/01/24		101	101,744
Sprint Capital Corp. 6.90%, 5/01/19		1,230	1,270,553

			1,870,207

Consumer Cyclical—Automotive–0.0%
Adient Global Holdings Ltd. 4.875%, 8/15/26(a)		340	321,225
LKQ Italia Bondco SpA 3.875%, 4/01/24(a)	EUR	156	202,312

			523,537

Consumer Cyclical—Other–0.2%
International Game Technology PLC 4.75%, 2/15/23(a)		305	411,199
6.25%, 2/15/22(a)	U.S.$	345	361,370
6.50%, 2/15/25(a)		885	953,490
KB Home 4.75%, 5/15/19		265	267,504

			1,993,563

Consumer Cyclical—Retailers–0.0%
Dufry Finance SCA 4.50%, 8/01/23(a)	EUR	153	196,486

Consumer Non-Cyclical–0.2%
CHS/Community Health Systems, Inc. 6.25%, 3/31/23	U.S.$	270	248,451
Hill-Rom Holdings, Inc. 5.75%, 9/01/23(a)		95	98,296
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 4.875%, 4/15/20(a)		213	202,736
5.75%, 8/01/22(a)		53	45,980
Tenet Healthcare Corp. 4.375%, 10/01/21		174	171,863
4.50%, 4/01/21		255	252,835
Valeant Pharmaceuticals International, Inc. 4.50%, 5/15/23(a)	EUR	315	343,019
5.875%, 5/15/23(a)	U.S.$	118	104,214
6.125%, 4/15/25(a)		615	528,482

			1,995,876

Energy–0.4%
Antero Resources Corp. 5.125%, 12/01/22		305	307,794
Cheniere Energy Partners LP 5.25%, 10/01/25(a)		381	375,754

40	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value

Diamond Offshore Drilling, Inc. 4.875%, 11/01/43	U.S.$	501	$357,714
Energy Transfer Equity LP 4.25%, 3/15/23		450	436,167
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp. 5.625%, 2/15/26(a)		220	216,759
Nabors Industries, Inc. 5.50%, 1/15/23		1,244	1,213,398
PDC Energy, Inc. 5.75%, 5/15/26(a)		1,050	1,034,250
Southern Star Central Corp. 5.125%, 7/15/22(a)		412	420,067
Sunoco LP/Sunoco Finance Corp. 4.875%, 1/15/23(a)		1,034	999,660

			5,361,563

Services–0.0%
Aramark Services, Inc. 5.00%, 2/01/28(a)		231	225,874

Technology–0.1%
EMC Corp. 3.375%, 6/01/23		645	593,316
Western Digital Corp. 4.75%, 2/15/26		1,154	1,152,731

			1,746,047

Transportation—Services–0.1%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.25%, 3/15/25(a)		717	685,495
Europcar Groupe SA 5.75%, 6/15/22(a)	EUR	173	220,480
Hertz Corp. (The) 5.50%, 10/15/24(a)	U.S.$	300	254,799
Loxam SAS 4.25%, 4/15/24(a)	EUR	160	207,499
7.00%, 7/23/22(a)		280	361,880

			1,730,153

			18,019,308

Utility–0.1%
Electric–0.1%
AES Corp./VA 4.00%, 3/15/21	U.S.$	985	989,511

			989,511

Total Corporates—Non-Investment Grade (cost $37,782,584)			38,086,519

EMERGING MARKETS—TREASURIES–1.0%
Argentina–0.2%
Argentina POM Politica Monetaria Series POM 27.934% (ARPP7DRR), 6/21/20(i)	ARS	11,146	585,476

Argentine Bonos del Tesoro 15.50%, 10/17/26	ARS	12,288	$600,637
16.00%, 10/17/23		24,013	1,157,862

			2,343,975

Brazil–0.8%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/21–1/01/27	BRL	33,161	10,394,723

Total Emerging Markets—Treasuries (cost $12,739,576)			12,738,698

COVERED BONDS–0.9%
Banco de Sabadell SA 0.875%, 11/12/21(a)	EUR	500	632,254
Commonwealth Bank of Australia Series E 0.75%, 11/04/21(a)		610	769,496
Credit Suisse AG/Guernsey Series E 1.75%, 1/15/21(a)		560	723,973
Danske Bank A/S Series E 1.25%, 6/11/21(a)		595	762,910
DNB Boligkreditt AS Series E 3.875%, 6/16/21(a)		473	655,242
National Bank of Canada 1.50%, 3/25/21(a)		461	593,608
Nordea Hypotek AB Series 5531 1.00%, 4/08/22	SEK	6,200	758,490
Royal Bank of Canada 1.625%, 8/04/20(a)	EUR	575	737,252
Santander UK PLC Series E 1.625%, 11/26/20(a)		564	726,223
Skandinaviska Enskilda Banken AB Series 574 1.50%, 12/15/21(a)	SEK	7,000	873,504
Stadshypotek AB Series 1585 1.50%, 12/15/21(a)		11,000	1,372,648
Swedbank Hypotek AB Series 190 1.00%, 9/15/21(a)		12,300	1,510,182
UBS AG/London Series E 1.375%, 4/16/21(a)	EUR	570	732,097
Westpac Banking Corp. Series E 1.50%, 3/24/21(a)	U.S.$	585	753,155

Total Covered Bonds (cost $10,824,569)			11,601,034

2018 Semi-Annual Report	41

Schedule of Investments (continued)

	Principal Amount (000)			U.S. $ Value

EMERGING MARKETS—CORPORATE BONDS–0.8%
Industrial–0.7%
Capital Goods–0.1%
Odebrecht Finance Ltd. 5.25%, 6/27/29(a)	U.S.$		415	$128,650
7.125%, 6/26/42(a)			1,765	573,625

				702,275

Communications—Telecommunications–0.0%
MTN Mauritius Investment Ltd. 5.373%, 2/13/22(a)			341	344,410

Consumer Non-Cyclical–0.3%
BRF GmbH 4.35%, 9/29/26(a)			200	173,000
BRF SA 3.95%, 5/22/23(a)			508	464,643
Coca-Cola Icecek AS 4.215%, 9/19/24(a)			248	241,259
MARB BondCo PLC 6.875%, 1/19/25(a)			200	183,494
7.00%, 3/15/24(a)			669	630,532
Marfrig Holdings Europe BV 8.00%, 6/08/23(a)			200	200,500
Minerva Luxembourg SA 6.50%, 9/20/26(a)			648	618,840
Natura Cosmeticos SA 5.375%, 2/01/23(a)			244	243,973
Teva Pharmaceutical Finance Netherlands III BV 3.15%, 10/01/26			1,175	941,469

				3,697,710

Energy–0.2%
Petrobras Global Finance BV 5.75%, 2/01/29			830	803,042
6.125%, 1/17/22			63	67,143
6.25%, 3/17/24			1,155	1,219,102
8.75%, 5/23/26			340	398,412
Ultrapar International SA 5.25%, 10/06/26(a)			542	538,612

				3,026,311

Transportation—Services–0.1%
Rumo Luxembourg SARL 5.875%, 1/18/25(a)			615	607,583
7.375%, 2/09/24(a)			510	545,802

				1,153,385

				8,924,091

Utility–0.1%
Electric–0.1%
Genneia SA 8.75%, 1/20/22(a)			377	405,139

Terraform Global Operating LLC 6.125%, 3/01/26(a)		U.S.$	344	$346,515

				751,654

Financial Institutions–0.0%
Banking–0.0%
Itau Unibanco Holding SA/Cayman Island 6.125%, 12/12/22(a)(f)			600	588,168

Total Emerging Markets—Corporate Bonds (cost $10,787,578)				10,263,913

COLLATERALIZED LOAN OBLIGATIONS–0.5%
CLO—Floating Rate–0.5%
Dryden CLO Ltd. Series 2018-57A, Class A 2.90% (LIBOR 3 Month + 1.01%), 5/15/31(a)(i)			750	750,456
Goldentree Loan Opportunities Ltd. Series 2015-11A, Class AR2 2.804% (LIBOR 3 Month + 1.07%), 1/18/31(a)(i)			354	355,800
Greywolf CLO V Ltd. Series 2015-1A, Class A1R 2.905% (LIBOR 3 Month + 1.16%), 1/27/31(a)(i)			344	346,727
Greywolf CLO VI Ltd. Series 2018-1A, Class A1 Zero Coupon, (LIBOR 3 Month + 1.03%), 4/26/31(a)(i)			250	250,000
Series 2018-1A, Class A2 Zero Coupon, (LIBOR 3 Month + 1.63%), 4/26/31(a)(i)			250	250,000
Marble Point CLO XI Ltd. Series 2017-2A, Class A 2.793% (LIBOR 3 Month + 1.18%), 12/18/30(a)(i)			678	682,109
OZLM Ltd. Series 2018-18A, Class A 1.00% (LIBOR 3 Month + 1.02%), 4/15/31(a)(i)			745	745,000
Series 2018-22A, Class A1 2.785% (LIBOR 3 Month + 1.07%), 1/17/31(a)(i)			302	302,166
Rockford Tower CLO Ltd. Series 2017-3A, Class A 2.859% (LIBOR 3 Month + 1.19%), 10/20/30(a)(i)			668	671,333
Sound Point CLO XIX Ltd. Series 2018-1A, Class A 3.29%, (LIBOR 3 Month + 1.00%), 4/15/31(a)(i)			1,050	1,050,000

42	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value

THL Credit Wind River CLO Ltd. Series 2014-2A, Class AR 2.862% (LIBOR 3 Month + 1.14%), 1/15/31(a)(i)	U.S.$	722	$727,710

Total Collateralized Loan Obligations (cost $6,113,800)			6,131,301

AGENCIES–0.5%
Agency Debentures–0.5%
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20 (cost $5,941,603)		6,490	6,124,483

GOVERNMENTS—SOVEREIGN AGENCIES–0.4%
Canada–0.4%
Canada Housing Trust No. 1 1.25%, 6/15/21(a)	CAD	885	668,701
1.90%, 9/15/26(a)		2,900	2,153,520
2.25%, 12/15/25(a)		3,140	2,402,715

Total Governments—Sovereign Agencies (cost $5,183,800)			5,224,936

EMERGING MARKETS—SOVEREIGNS–0.4%
Angola–0.0%
Republic of Angola Via Northern Lights III BV 7.00%, 8/17/19(a)	U.S.$	261	265,186

Argentina–0.0%
Argentine Republic Government International Bond 6.875%, 4/22/21		220	232,870

Bahrain–0.1%
Bahrain Government International Bond 7.00%, 10/12/28(a)		515	495,044

Brazil–0.0%
Brazilian Government International Bond 4.625%, 1/13/28		223	218,540

Costa Rica–0.0%
Costa Rica Government International Bond 4.37%, 5/22/19(a)		234	233,464

Dominican Republic–0.1%
Dominican Republic International Bond 5.95%, 1/25/27(a)		446	468,857
7.50%, 5/06/21(a)		380	405,175

			874,032

Egypt–0.2%
Citigroup Global Markets Holdings, Inc./United States Series GSNP Zero Coupon, 10/04/18	EGP	10,080	525,287

Egypt Government International Bond 6.125%, 1/31/22(a)	U.S.$	433	$448,696
7.50%, 1/31/27(a)		535	579,806
HSBC Bank PLC Zero Coupon, 8/02/18(a)	EGP	10,725	574,484

			2,128,273

Gabon–0.0%
Gabon Government International Bond 6.375%, 12/12/24(a)	U.S.$	305	302,712

Ivory Coast–0.0%
Ivory Coast Government International Bond 5.125%, 6/15/25(a)	EUR	139	179,157

Total Emerging Markets—Sovereigns (cost $4,873,914)			4,929,278

LOCAL GOVERNMENTS—PROVINCIAL BONDS–0.2%
Canada–0.2%
Province of Manitoba Canada 3.85%, 12/01/21	CAD	1,220	998,651
Province of Ontario Canada 2.60%, 6/02/27		3,045	2,334,559

Total Local Governments—Provincial Bonds (cost $3,680,637)			3,333,210

QUASI-SOVEREIGNS–0.2%
Quasi-Sovereign Bonds–0.2%
Chile–0.1%
Corp. Nacional del Cobre de Chile 3.625%, 8/01/27(a)	U.S.$	533	517,634
Empresa de Transporte de Pasajeros Metro SA 4.75%, 2/04/24(a)		465	483,844

			1,001,478

China–0.1%
State Grid Overseas Investment 2014 Ltd. 4.125%, 5/07/24(a)		951	967,452
State Grid Overseas Investment 2016 Ltd. 2.25%, 5/04/20(a)		700	688,149

			1,655,601

Kazakhstan–0.0%
KazMunayGas National Co. JSC 6.375%, 4/09/21(a)		256	275,814
7.00%, 5/05/20(a)		225	241,313

			517,127

Total Quasi—Sovereigns (cost $3,146,373)			3,174,206

2018 Semi-Annual Report	43

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

LOCAL GOVERNMENTS—REGIONAL BONDS–0.1%
Argentina–0.1%
Provincia de Buenos Aires/Argentina 5.75%, 6/15/19(a)	U.S.$	167	$169,923
9.125%, 3/16/24(a)		440	486,200
Provincia de Cordoba 7.125%, 6/10/21(a)		210	220,762

Total Local Governments—Regional Bonds (cost $858,954)			876,885

GOVERNMENTS—SOVEREIGN BONDS–0.1%
Mexico–0.1%
Mexico Government International Bond 3.60%, 1/30/25 (cost $822,257)		838	827,106

		Shares
SHORT-TERM INVESTMENTS–11.3%
Investment Companies–5.6%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 1.41%(d)(e)(l) (cost $71,724,337)		71,724,337	71,724,337

	Principal Amount (000)
U.S. Treasury Bills–2.9%
U.S. Treasury Bill Zero Coupon, 5/24/18–7/05/18 (cost $37,538,145)	U.S.$	37,643	37,538,145

Governments—Treasuries–2.3%
Japan–2.3%
Japan Treasury Discount Bill
Series 729
Zero Coupon, 4/05/18	JPY	1,611,100	$15,141,440
Series 743
Zero Coupon, 9/10/18		1,586,500	14,920,202

Total Governments—Treasuries (cost $29,175,267)			30,061,642

Agency Discount Note–0.3%
Federal Home Loan Bank Discount Notes Zero Coupon, 5/11/18–5/23/18 (cost $3,832,580)	U.S.$	3,840	3,832,580

Commercial Paper–0.2%
Bank of Tokyo-Mitsubishi UFJ/NY Zero Coupon, 4/18/18 (cost $2,847,796)		2,850	2,847,796

Total Short-Term Investments (cost $145,118,125)			146,004,500

Total Investments—103.3% (cost $1,293,426,189)			1,329,700,267	(m)

Other assets less liabilities—(3.3)%			(42,716,668)

Net Assets—100.0%			$1,286,983,599

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at March 31, 2018	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Canadian Bond Futures	275	June 2018	CAD	27,500	$ 27,896,414	$ 28,446,657	$ 550,243
10 Yr Japan Bond (OSE) Futures	10	June 2018	JPY	1,000,000	14,163,118	14,169,447	6,329
Euro Buxl 30 Yr Bond Futures	95	June 2018	EUR	9,500	18,673,638	19,331,718	658,080
Euro STOXX 50 Index Futures	976	June 2018	EUR	10	40,145,350	39,402,149	(743,201)
Euro-BOBL Futures	307	June 2018	EUR	30,700	49,144,748	49,579,432	434,684
Euro-Bund Futures	198	June 2018	EUR	19,800	38,288,568	38,841,778	553,210
FTSE 100 Index Futures	215	June 2018	GBP	2	21,472,660	21,095,554	(377,106)
Mini MSCI Emerging Markets Futures	746	June 2018	USD	37	44,779,875	44,304,940	(474,935)

44	Sanford C. Bernstein Fund, Inc.

Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at March 31, 2018	Unrealized Appreciation/ (Depreciation)
Russell 2000 E-Mini Futures	163	June 2018	USD	8	$ 12,856,550	$ 12,479,280	$ (377,270)
SPI 200 Futures	46	June 2018	AUD	1	5,278,437	5,066,363	(212,074)
TOPIX Index Futures	340	June 2018	JPY	3,400	54,418,852	54,847,986	429,134
U.S. 10 Yr Ultra Futures	1	June 2018	USD	100	127,954	129,859	1,905
U.S. Long Bond (CBT) Futures	25	June 2018	USD	2,500	3,588,121	3,665,625	77,504
U.S. T-Note 5 Yr (CBT) Futures	344	June 2018	USD	34,400	39,270,794	39,374,563	103,769
U.S. T-Note 10 Yr (CBT) Futures	436	June 2018	USD	43,600	52,397,632	52,817,313	419,681
U.S. Ultra Bond (CBT) Futures	229	June 2018	USD	22,900	35,650,361	36,747,344	1,096,983
Sold Contracts
10 Yr Australian Bond Futures	165	June 2018	AUD	16,500	16,139,955	16,426,117	(286,162)
10 Yr Japan Bond (OSE) Futures	110	June 2018	JPY	11,000,000	155,795,395	155,863,916	(68,521)
10 Yr Mini Japan Government Bond Futures	110	June 2018	JPY	1,100,000	15,590,325	15,588,459	1,866
Euro Buxl 30 Yr Bond Futures	4	June 2018	EUR	400	785,859	813,967	(28,108)
Euro-BOBL Futures	331	June 2018	EUR	33,100	53,038,758	53,455,349	(416,591)
Euro-Bund Futures	26	June 2018	EUR	2,600	5,017,546	5,100,435	(82,889)
Euro-OAT Futures	23	June 2018	EUR	2,300	4,293,418	4,374,950	(81,532)
Long Gilt Futures	20	June 2018	GBP	2,000	3,393,834	3,446,331	(52,497)
S&P 500 E Mini Futures	259	June 2018	USD	13	35,330,856	34,226,850	1,104,006
S&P TSX 60 Index Futures	141	June 2018	CAD	28	19,931,298	19,830,947	100,351
U.S. T-Note 2 Yr (CBT) Futures	101	June 2018	USD	20,200	21,468,854	21,473,547	(4,693)
U.S. T-Note 10 Yr (CBT) Futures	262	June 2018	USD	26,200	31,484,758	31,738,844	(254,086)
U.S. Ultra Bond (CBT) Futures	2	June 2018	USD	200	311,873	320,938	(9,065)

							$2,069,015

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Australia and New Zealand Banking Group Ltd.	NZD	6,758	USD	4,885	6/07/18	$2,480
Bank of America, NA	GBP	8,577	USD	11,866	5/15/18	(187,313)
Bank of America, NA	EUR	4,673	USD	5,795	5/30/18	21,944
Bank of America, NA	USD	4,109	GBP	2,958	5/15/18	48,961
Bank of America, NA	USD	12,520	EUR	10,359	5/15/18	263,911
Bank of America, NA	USD	4,317	JPY	473,274	4/26/18	136,640
Barclays Bank PLC	BRL	14,997	USD	4,528	5/03/18	(3,899)
Barclays Bank PLC	BRL	14,997	USD	4,512	4/03/18	(30,544)
Barclays Bank PLC	USD	4,540	BRL	14,997	4/03/18	2,131
Barclays Bank PLC	USD	2,365	RUB	135,288	4/17/18	(7,520)
BNP Paribas SA	ARS	7,591	USD	391	4/05/18	14,017
BNP Paribas SA	ARS	7,591	USD	386	4/09/18	10,146
BNP Paribas SA	AUD	10,222	USD	7,969	5/15/18	117,889
BNP Paribas SA	CAD	3,642	USD	2,823	4/12/18	(4,570)
BNP Paribas SA	GBP	2,223	USD	3,089	4/13/18	(30,637)
BNP Paribas SA	GBP	3,266	USD	4,648	4/13/18	64,628
BNP Paribas SA	USD	1,579	GBP	1,119	5/15/18	(6,231)
BNP Paribas SA	USD	2,294	AUD	2,895	5/15/18	(70,676)

2018 Semi-Annual Report	45

Schedule of Investments (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	USD	4,436	EUR	3,555	5/15/18	$(48,787)
BNP Paribas SA	USD	368	ARS	7,591	4/09/18	7,730
BNP Paribas SA	USD	9,060	NOK	70,445	5/15/18	(61,872)
Citibank, NA	JPY	3,236,951	USD	30,509	4/16/18	64,409
Citibank, NA	JPY	906,568	USD	8,602	5/15/18	61,131
Citibank, NA	JPY	678,593	USD	6,409	4/26/18	23,012
Citibank, NA	ARS	2,165	USD	106	4/19/18	(762)
Citibank, NA	CAD	2,061	USD	1,610	4/12/18	10,262
Citibank, NA	BRL	2,013	USD	606	4/03/18	(4,101)
Citibank, NA	USD	4,674	KRW	4,997,829	4/26/18	33,152
Citibank, NA	USD	613	BRL	2,013	4/03/18	(3,614)
Citibank, NA	USD	262	ARS	5,367	4/19/18	2,309
Citibank, NA	USD	11,075	EUR	8,823	5/15/18	(186,496)
Citibank, NA	USD	4,597	TWD	132,780	6/07/18	(5,502)
Citibank, NA	USD	1,434	JPY	155,526	4/26/18	29,045
Credit Suisse International	NOK	19,744	USD	2,475	5/15/18	(46,825)
Credit Suisse International	CHF	3,722	USD	3,991	5/15/18	84,964
Credit Suisse International	USD	897	CHF	823	5/15/18	(32,895)
Credit Suisse International	AUD	6,728	CAD	6,682	6/07/18	24,931
Credit Suisse International	USD	15,792	GBP	11,171	5/15/18	(93,627)
Credit Suisse International	USD	6,531	AUD	8,288	6/07/18	(165,045)
Credit Suisse International	USD	2,569	NOK	19,744	5/15/18	(47,053)
Credit Suisse International	USD	11,788	JPY	1,269,211	5/15/18	170,025
Deutsche Bank AG	ILS	20,970	USD	6,156	4/20/18	171,245
Goldman Sachs Bank USA	CAD	5,511	USD	4,472	5/15/18	190,942
Goldman Sachs Bank USA	USD	2,188	MYR	8,583	7/12/18	31,503
HSBC Bank USA	JPY	4,343,644	USD	39,918	4/26/18	(956,906)
HSBC Bank USA	TWD	43,285	USD	1,491	6/07/18	(6,255)
HSBC Bank USA	CAD	26,389	USD	21,153	4/12/18	665,916
HSBC Bank USA	BRL	17,010	USD	5,235	4/03/18	83,096
HSBC Bank USA	USD	1,349	AUD	1,715	6/07/18	(32,083)
HSBC Bank USA	USD	5,118	BRL	17,010	4/03/18	34,645
HSBC Bank USA	USD	4,634	MXN	86,904	4/20/18	133,835
HSBC Bank USA	USD	3,060	NOK	23,518	5/25/18	(55,032)
HSBC Bank USA	USD	2,984	KRW	3,185,901	4/26/18	16,177
JPMorgan Chase Bank, NA	MXN	150,906	USD	8,018	4/20/18	(261,300)
JPMorgan Chase Bank, NA	TWD	216,758	USD	7,466	6/07/18	(29,974)
JPMorgan Chase Bank, NA	EUR	58,844	USD	73,046	5/30/18	352,264
JPMorgan Chase Bank, NA	SEK	27,263	USD	3,377	5/15/18	102,101
JPMorgan Chase Bank, NA	AUD	14,324	USD	11,083	6/07/18	80,481
JPMorgan Chase Bank, NA	GBP	8,657	USD	11,759	5/15/18	(407,226)
JPMorgan Chase Bank, NA	GBP	6,540	USD	9,315	4/13/18	135,618
JPMorgan Chase Bank, NA	CAD	1,725	USD	1,336	4/12/18	(2,703)
JPMorgan Chase Bank, NA	USD	5,971	GBP	4,296	4/13/18	58,445
JPMorgan Chase Bank, NA	USD	3,324	SEK	27,263	5/15/18	(48,746)
JPMorgan Chase Bank, NA	USD	5,427	JPY	588,171	4/26/18	108,044
Morgan Stanley & Co., Inc.	EUR	3,764	USD	4,627	5/15/18	(17,710)

46	Sanford C. Bernstein Fund, Inc.

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., Inc.	SGD	3,736	USD	2,832	5/17/18	$(20,562)
Morgan Stanley & Co., Inc.	GBP	3,776	USD	5,306	4/13/18	5,326
Morgan Stanley & Co., Inc.	USD	5,998	GBP	4,309	5/15/18	58,353
Morgan Stanley & Co., Inc.	USD	2,937	AUD	3,733	6/07/18	(69,867)
Royal Bank of Scotland PLC	MXN	21,137	USD	1,112	4/20/18	(47,340)
Royal Bank of Scotland PLC	CAD	7,628	USD	6,050	5/15/18	124,805
Royal Bank of Scotland PLC	CAD	1,824	USD	1,423	4/12/18	6,278
Royal Bank of Scotland PLC	USD	8,158	CAD	10,174	5/15/18	(254,736)
Royal Bank of Scotland PLC	USD	369	ARS	7,591	4/05/18	7,631
Royal Bank of Scotland PLC	USD	1,660	JPY	181,994	4/26/18	52,624
Standard Chartered Bank	AUD	2,594	USD	2,024	5/15/18	31,555
Standard Chartered Bank	USD	2,000	GBP	1,442	4/13/18	23,971
Standard Chartered Bank	USD	5,467	INR	358,601	5/17/18	17,330
Standard Chartered Bank	USD	5,011	JPY	535,731	4/26/18	30,448
Standard Chartered Bank	USD	1,695	JPY	180,106	4/26/18	(576)
Standard Chartered Bank	USD	14,804	JPY	1,599,201	5/15/18	262,485
State Street Bank & Trust Co.	SEK	37,502	USD	4,594	5/25/18	86,226
State Street Bank & Trust Co.	EUR	2,743	USD	3,404	5/30/18	14,671
State Street Bank & Trust Co.	AUD	816	USD	632	6/07/18	4,580
State Street Bank & Trust Co.	ZAR	473	USD	39	4/13/18	(968)
State Street Bank & Trust Co.	SGD	366	USD	278	5/17/18	(1,924)
State Street Bank & Trust Co.	CAD	6	USD	5	4/12/18	169
State Street Bank & Trust Co.	USD	225	EUR	181	5/30/18	(1,883)
State Street Bank & Trust Co.	USD	66	GBP	48	4/13/18	1,147
State Street Bank & Trust Co.	USD	726	BRL	2,423	5/03/18	6,370

						$838,238

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)
		Rate Type
Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD 1,600	4/01/20	1.562%	3 Month LIBOR	Semi-Annual/ Quarterly	$ 25,994	$ —	$ 25,994
USD 25,870	4/03/20	3 Month LIBOR	2.562%	Quarterly/ Semi-Annual	(8,868)	—	(8,868)
USD 2,445	7/02/20	3 Month LIBOR	1.778%	Quarterly/ Semi-Annual	(43,812)	—	(43,812)
USD 515	10/04/21	1.180%	3 Month LIBOR	Semi-Annual/ Quarterly	24,822	—	24,822
SEK 41,470	3/31/22	3 Month STIBOR	0.341%	Quarterly/ Annual	33,459	(1,156)	34,615
NZD 5,665	3/31/22	3 Month BKBM	2.936%	Quarterly/ Semi-Annual	108,217	46,235	61,982

2018 Semi-Annual Report	47

Schedule of Investments (continued)

			Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
SEK	13,400	7/26/22	3 Month STIBOR	0.353%	Quarterly/ Annual	$ 4,717	$ 168	$ 4,549
NZD	3,920	7/26/22	3 Month BKBM	2.780%	Quarterly/ Semi-Annual	32,481	—	32,481
USD	610	4/21/25	1.972%	3 Month LIBOR	Semi-Annual/ Quarterly	26,673	—	26,673
USD	900	6/09/25	2.470%	3 Month LIBOR	Semi-Annual/ Quarterly	(2,993)	—	(2,993)
USD	484	8/04/25	2.285%	3 Month LIBOR	Semi-Annual/ Quarterly	14,187	—	14,187
USD	1,990	4/27/26	1.773%	3 Month LIBOR	Semi-Annual/ Quarterly	132,512	—	132,512
USD	,230	6/28/26	1.439%	3 Month LIBOR	Semi-Annual/ Quarterly	210,280	—	210,280
USD	840	10/04/26	1.459%	3 Month LIBOR	Semi-Annual/ Quarterly	80,890	57,534	23,356
USD	1,550	11/08/26	1.657%	3 Month LIBOR	Semi-Annual/ Quarterly	125,428	—	125,428
USD	1,550	11/09/26	1.672%	3 Month LIBOR	Semi-Annual/ Quarterly	123,610	—	123,610
USD	1,040	4/04/27	2.436%	3 Month LIBOR	Semi-Annual/ Quarterly	21,571	(12,988)	34,559
USD	580	4/26/27	2.287%	3 Month LIBOR	Semi-Annual/ Quarterly	19,862	25	19,837
USD	610	7/12/27	2.355%	3 Month LIBOR	Semi-Annual/ Quarterly	21,420	(2,995)	24,415
USD	6,030	7/20/27	2.227%	3 Month LIBOR	Semi-Annual/ Quarterly	279,943	36,155	243,788
USD	3,230	3/28/28	2.920%	3 Month LIBOR	Semi-Annual/ Quarterly	(31,792)	—	(31,792)
USD	1,010	11/10/35	2.613%	3 Month LIBOR	Semi-Annual/ Quarterly	24,968	—	24,968
USD	590	7/20/47	2.534%	3 Month LIBOR	Semi-Annual/ Quarterly	40,600	4,417	36,183

						$ 1,264,169	$ 127,395	$ 1,136,774

CREDIT DEFAULT SWAPS (see Note 3)
Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citibank, NA
Sprint Communications, Inc., 7.000%, 8/15/20, 6/20/19*	(5.00)%	Quarterly	0.71%	USD	573	$(30,722)	$(8,566)	$(22,156)
Sprint Communications, Inc., 7.000%, 8/15/20, 6/20/19*	(5.00)	Quarterly	0.71	USD	657	(35,226)	(10,184)	(25,042)

48	Sanford C. Bernstein Fund, Inc.

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets, Inc.
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)%	Monthly	0.47%	USD	31	$13	$394	$(381)
Credit Suisse International
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.47	USD	29	12	267	(255)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.47	USD	2,896	1,209	36,571	(35,362)
Deutsche Bank AG
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.47	USD	368	154	5,010	(4,856)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.47	USD	1,209	506	12,804	(12,298)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.47	USD	4,030	1,684	43,047	(41,363)
Goldman Sachs International
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.47	USD	263	110	2,517	(2,407)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.47	USD	404	169	5,455	(5,286)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.47	USD	226	95	2,971	(2,876)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.47	USD	433	180	5,691	(5,511)

Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	7.20	USD	453	(66,504)	(72,311)	5,807
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	279	(40,938)	(43,235)	2,297
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	63	(9,249)	(10,552)	1,303
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	200	(29,362)	(28,235)	(1,127)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	273	(40,080)	(37,648)	(2,432)
Credit Suisse International
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	3.17	USD	370	(16,193)	(8,556)	(7,637)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	570	(83,676)	(87,752)	4,076
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	301	(44,163)	(46,432)	2,269
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	198	(29,067)	(14,235)	(14,832)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	673	(98,799)	(45,270)	(53,529)
Deutsche Bank AG
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	3.17	USD	2,400	(104,774)	(101,986)	(2,788)

2018 Semi-Annual Report	49

Schedule of Investments (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	7.20%	USD	35	$(5,138)	$(4,266)	$(872)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	36	(5,285)	(2,149)	(3,136)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	218	(32,004)	(28,564)	(3,440)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	242	(35,527)	(28,783)	(6,744)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	243	(35,676)	(28,891)	(6,785)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	357	(52,412)	(39,991)	(12,421)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	257	(37,728)	(18,729)	(18,999)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	663	(97,336)	(56,705)	(40,631)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	2,000	(293,600)	(213,030)	(80,570)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	483	(70,908)	(83,267)	12,359
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	345	(50,649)	(58,633)	7,984
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	496	(72,816)	(79,280)	6,464
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	20	(2,935)	(3,159)	224
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	18	(2,642)	(1,677)	(965)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	35	(5,139)	(3,595)	(1,544)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	35	(5,139)	(3,322)	(1,817)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	353	(51,822)	(49,954)	(1,868)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	69	(10,130)	(7,746)	(2,384)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	779	(114,367)	(107,391)	(6,976)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	239	(35,088)	(26,477)	(8,611)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	209	(30,681)	(18,779)	(11,902)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	700	(102,760)	(55,644)	(47,116)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	940	(137,996)	(77,813)	(60,183)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	1,128	(165,590)	(57,361)	(108,229)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	272	(39,930)	(19,944)	(19,986)

						$(2,117,919)	$(1,475,385)	$(642,534)

* Termination date

50	Sanford C. Bernstein Fund, Inc.

INFLATION (CPI) SWAPS (see Note 3)
	Notional Amount (000)		Termination Date	Rate Type		Payment Frequency	Unrealized Appreciation/ (Depreciation)
Swap Counterparty				Payments made by the Fund	Payments received by the Fund
Bank of America, NA	USD	6,450	7/15/21	1.765%	CPI#	Maturity	$138,597
Barclays Bank PLC	USD	6,180	7/15/20	1.527%	CPI#	Maturity	136,207
Barclays Bank PLC	USD	2,350	1/15/21	1.490%	CPI#	Maturity	57,281

							$ 332,085

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

VARIANCE SWAPS (see Note 3)
Swap Counterparty & Referenced Obligation	Volatility Strike Price	Payment Frequency	Notional Amount (000)		Market Value	Upfront Premiums (Paid) Received		Unrealized Appreciation/ (Depreciation)
Buy Contracts
Deutsche Bank AG
AUD/JPY, 1/14/20*	11.12%	Maturity	AUD	71	$115	$	– 0 –	$115
AUD/JPY, 3/3/20*	12.75	Maturity	AUD	36	(105)		– 0 –	(105)
Goldman Sachs Bank USA
AUD/JPY, 3/10/20*	12.90	Maturity	AUD	16	(54)		– 0 –	(54)
AUD/JPY, 3/11/20*	12.80	Maturity	AUD	20	(61)		– 0 –	(61)

					$(105)	$	– 0 –	$(105)

* Termination date

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2018, the aggregate market value of these securities amounted to $183,103,026 or 14.2% of net assets.
(b)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(c)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.
(e)	Affiliated investments.
(f)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(g)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at March 31, 2018.
(h)	IO—Interest Only.
(i)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2018.
(j)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.12% of net assets as of March 31, 2018, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Bellemeade Re II Ltd. Series 2016-1A, Class M2B 8.372%, 4/25/26	4/29/16	$ 257,342	$262,118	0.02%
H/2 Asset Funding NRE Series 2015-1A, Class AFL 3.271%, 6/24/49	6/19/15	307,184	307,184	0.03%

2018 Semi-Annual Report	51

Schedule of Investments (continued)

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
JP Morgan Madison Avenue Securities Trust Series 2015-CH1, Class M1 3.872%, 10/25/25	9/18/15	$ 162,312	$163,800	0.01%
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 6.122%, 11/25/24	11/06/15	92,013	101,234	0.01%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 7.122%, 11/25/25	9/28/15	507,980	571,864	0.04%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 7.372%, 11/25/25	9/28/15	142,741	168,024	0.01%

(k)	Inverse interest only security.
(l)	The rate shown represents the 7-day yield as of period end.
(m)	On March 30, 2018, the Portfolio and U.S. stock exchanges were closed for business due to a U.S. holiday but the foreign markets remained open for trading. The Porfolio valued its foreign securities using the closing market prices from the respective foreign markets as of March 29, 2018 for financial reporting purposes.

Currency Abbreviations:

ARS—Argentine Peso

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

EGP—Egyptian Pound

EUR—Euro

GBP—Great British Pound

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

NOK—Norwegian Krone

NZD—New Zealand Dollar

RUB—Russian Ruble

SEK—Swedish Krona

SGD—Singapore Dollar

TWD—New Taiwan Dollar

USD—United States Dollar

UYU—Uruguayan Peso

ZAR—South African Rand

Glossary:

ABS—Asset-Backed Securities

ARPP7DRR—Argentina Central Bank 7-Day Repo Reference Rate

BKBM—Bank Bill Benchmark (New Zealand)

BOBL—Bundesobligationen

CBT—Chicago Board of Trade

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CMBS—Commercial Mortgage-Backed Securities

CPI—Consumer Price Index

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

EURIBOR—Euro Interbank Offered Rate

FTSE—Financial Times Stock Exchange

JSC—Joint Stock Company

LIBOR—London Interbank Offered Rates

MSCI—Morgan Stanley Capital International

OAT—Obligations Assimilables du Trésor

OSE—Osaka Securities Exchange

REIT—Real Estate Investment Trust

REMICs—Real Estate Mortgage Investment Conduits

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

STIBOR—Stockholm Interbank Offered Rate

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

52	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay B Portfolio

March 31, 2018 (Unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–67.5%
Long-Term Municipal Bonds–67.5%
Alabama–0.4%
Alabama Public School & College Authority Series 2010A 5.00%, 5/01/19	$3,255	$3,371,334
Water Works Board of the City of Birmingham (The) Series 2010A 5.00%, 1/01/24	3,650	3,938,861

		7,310,195

Arizona–2.7%
City of Phoenix Civic Improvement Corp. (Phoenix Sky Harbor International Airport) Series 2010C 5.00%, 7/01/24	5,305	5,664,520
County of Pima AZ Sewer System Revenue Series 2011B 5.00%, 7/01/23 (Pre-refunded/ETM)	2,500	2,745,150
5.00%, 7/01/24 (Pre-refunded/ETM)	4,085	4,485,575
AGM Series 2010 5.00%, 7/01/18–7/01/19	10,035	10,283,697
Pima County Regional Transportation Authority (Pima County Regional Transportation Authority Excise Tax) Series 2014 5.00%, 6/01/22	1,685	1,882,954
Salt River Project Agricultural Improvement & Power District Series 2011A 5.00%, 12/01/24	23,120	25,521,705
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017B 4.00%, 10/01/23(a)	1,800	1,805,940

		52,389,541

California–1.4%
California Econ Recovery Series 2009A 5.25%, 7/01/21 (Pre-refunded/ETM)	7,255	7,587,134

San Francisco City & County Airport Comm-San Francisco International Airport (San Francisco Intl Airport) Series 2009C-2 5.00%, 5/01/25	$1,025	$1,061,070
Series 2010C 5.00%, 5/01/19	730	756,966
NATL Series 2006-32F 5.25%, 5/01/18	680	682,040
State of California Series 2014 5.00%, 10/01/29	50	57,418
Series 2015 5.00%, 8/01/22–3/01/26	3,500	4,025,879
State of California Department of Water Resources Power Supply Revenue Series 2015O 5.00%, 5/01/22	12,400	13,953,224

		28,123,731

Colorado–1.3%
Centerra Metropolitan District No 1 Series 2017 5.00%, 12/01/29(a)	2,375	2,568,159
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2010A 5.00%, 11/15/23	300	323,145
Series 2011A 5.25%, 11/15/18	13,135	13,437,630
5.50%, 11/15/19	4,375	4,633,125
Plaza Metropolitan District No 1 Series 2013 5.00%, 12/01/19(a)	1,000	1,040,900
Regional Transportation District (Denver Transit Partners LLC) Series 2010 5.00%, 7/15/20	2,000	2,137,380
5.125%, 1/15/23	2,000	2,129,060

		26,269,399

Connecticut–2.4%
City of Bridgeport CT Series 2017A 5.00%, 11/01/26–11/01/31	8,625	9,560,788
Series 2017C 5.00%, 8/15/25	1,000	1,104,820
State of Connecticut Series 2014C 5.00%, 6/15/22	5,620	6,150,809
Series 2016A 5.00%, 3/15/23–3/15/24	27,430	30,233,599

		47,050,016

2018 Semi-Annual Report	53

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value

District of Columbia–1.5%
District of Columbia Series 2017D 5.00%, 6/01/21–6/01/27	$11,535	$13,461,170
Metropolitan Washington Airports Authority Series 2010B 5.00%, 10/01/18	7,320	7,435,144
Washington Metropolitan Area Transit Authority Series 2017A 5.00%, 7/01/21–7/01/22	7,715	8,518,155

		29,414,469

Florida–8.1%
Broward County School Board/FL COP Series 2011A 5.00%, 7/01/20	7,250	7,752,932
Citizens Property Insurance Corp. Series 2012A 5.00%, 6/01/22	7,660	8,517,843
Series 2012A-1 5.00%, 6/01/21	10,490	11,442,387
City of Jacksonville FL Series 2010A 5.00%, 10/01/18–10/01/19	6,310	6,474,665
5.00%, 10/01/18 (Pre-refunded/ETM)	6,170	6,272,607
5.00%, 10/01/19 (Pre-refunded/ETM)	2,690	2,818,394
City of Jacksonville FL (City of Jacksonville FL Sales Tax) Series 2011 5.00%, 10/01/21	2,500	2,753,700
County of Broward FL Half-Cent Sales Tax Revenue Series 2010A 5.00%, 10/01/18–10/01/20	8,235	8,569,349
County of Lee FL Airport Revenue (Southwest Florida Intl Airport) Series 2011A 5.625%, 10/01/26	2,470	2,715,987
AGM Series 2010A 5.50%, 10/01/18–10/01/19	7,425	7,617,188
County of Seminole FL Water & Sewer Revenue Series 2015B 5.00%, 10/01/19	2,420	2,537,346
Florida State Board of Education (State of Florida) Series 2017F 5.00%, 6/01/22–6/01/23	5,595	6,296,038
Florida’s Turnpike Enterprise Series 2015B 5.00%, 7/01/20–7/01/24	18,145	19,991,325
Series 2017A 5.00%, 7/01/19–7/01/20	29,910	31,861,197

Martin County Industrial Development Authority (Indiantown Cogeneration LP) Series 2013 4.20%, 12/15/25(a)	$2,640	$2,691,612
North Broward Hospital District Series 2017B 5.00%, 1/01/27–1/01/32	13,610	15,089,207
School District of Broward County/FL Series 2015 5.00%, 7/01/21	2,210	2,422,315
South Miami Health Facilities Authority (Baptist Health South Florida Obligated Group) Series 2017 5.00%, 8/15/27–8/15/30	10,925	12,755,817
St Lucie County School Board (St Lucie County School Board Sales Tax) AGM Series 2015 5.00%, 10/01/23	1,565	1,767,261

		160,347,170

Georgia–0.7%
Georgia State Road & Tollway Authority Series 2017B 5.00%, 6/01/21	3,275	3,578,625
Main Street Natural Gas, Inc. (Royal Bank of Canada) Series 2018A 4.00%, 4/01/48	6,465	6,881,993
State of Georgia Series 2016E 5.00%, 12/01/23	3,550	4,096,700

		14,557,318

Hawaii–2.0%
City & County of Honolulu HI Series 2011A 5.00%, 8/01/24 (Pre-refunded/ETM)	5,800	6,392,818
Series 2011B 5.00%, 8/01/24-8/01/25	10,205	11,197,367
University of Hawaii Series 2016 5.00%, 10/01/22–10/01/26	18,785	21,653,499

		39,243,684

Illinois–5.2%
Chicago O’Hare International Airport Series 2010D 5.25%, 1/01/19	2,285	2,342,788
Series 2015B 5.00%, 1/01/24–1/01/28	28,115	31,899,856
Chicago Transit Authority AGC Series 2008A 5.00%, 6/01/21 (Pre-refunded/ETM)	4,685	4,791,443

54	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)	U.S. $ Value

Illinois Finance Authority (Illinois Institute of Technology) Series 2006A 5.00%, 4/01/20	$1,730	$1,731,505
State of Illinois Series 2012 5.00%, 8/01/21	1,665	1,741,673
Series 2013 5.00%, 7/01/21–7/01/22	1,805	1,884,865
Series 2013A 5.00%, 4/01/20–4/01/22	3,640	3,775,759
Series 2014 5.00%, 2/01/21–5/01/24	4,220	4,397,838
Series 2016 5.00%, 2/01/22–2/01/24	11,350	11,832,175
Series 2017D 5.00%, 11/01/24	9,410	9,827,428
State of Illinois (State of Illinois Sales Tax)
Series 2010 5.00%, 6/15/18	9,655	9,716,792
Series 2016D 5.00%, 6/15/22–6/15/23	16,965	18,706,761

		102,648,883

Kansas–0.2%
State of Kansas Department of Transportation Series 2012C
5.00%, 9/01/20	2,745	2,953,346

Kentucky–0.9%
Kentucky Economic Development Finance Authority (Next Generation Kentucky Information Highway) Series 2015A 5.00%, 7/01/26–7/01/28	5,825	6,554,900
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017A 5.00%, 6/01/26–6/01/31	10,460	11,572,501

		18,127,401

Louisiana–0.9%
Louisiana Local Government Environmental Facilities & Community Development Auth (St James Place of Baton Rouge) Series 2015A 6.00%, 11/15/30	1,550	1,735,535
Orleans Parish Parishwide School District AGM Series 2010 5.00%, 9/01/19	4,230	4,419,504

State of Louisiana Series 2017B 5.00%, 10/01/29	$10,025	$11,825,089

		17,980,128

Massachusetts–2.7%
Commonwealth of Massachusetts Series 2011A 5.00%, 4/01/25 (Pre-refunded/ETM)	8,750	9,559,987
Series 2016H 5.00%, 12/01/22	9,655	10,914,688
NATL Series 2000F 2.611%, 12/01/30(b)	5,400	5,384,232
NATL Series 2000G 2.611%, 12/01/30(b)	5,600	5,583,648
Massachusetts Bay Transportation Authority (Massachusetts Bay Transportation Authority Sales Tax) Series 2004B 5.25%, 7/01/21	5,030	5,567,657
Massachusetts Department of Transportation Series 2010B 5.00%, 1/01/19–1/01/20	4,915	5,070,079
Massachusetts Development Finance Agency (Partners Healthcare System, Inc.) Series 2017S 5.00%, 7/01/30	5,165	6,041,500
Massachusetts School Building Authority (Massachusetts School Building Authority Sales Tax) Series 2012A 5.00%, 8/15/21	5,385	5,937,932

		54,059,723

Michigan–1.6%
City of Detroit MI Water Supply System Revenue (Great Lakes Water Authority Water Supply System) Series 2011C 5.25%, 7/01/24–7/01/25	9,390	10,187,088
Michigan Finance Authority (Great Lakes Water Authority Sewage Disposal System) AGM Series 2014C 5.00%, 7/01/24	10,115	11,561,951
South Lyon Community Schools Series 2016 5.00%, 5/01/21–5/01/28	5,080	5,784,924
University of Michigan Series 2017A 5.00%, 4/01/23	1,955	2,226,471

2018 Semi-Annual Report	55

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value

Walled Lake Consolidated School District Series 2015 5.00%, 5/01/22	$2,000	$2,223,020

		31,983,454

Mississippi–1.0%
Mississippi Development Bank Series 2010C 5.00%, 8/01/22 (Pre-refunded/ETM)	3,870	4,145,466
5.00%, 8/01/23 (Pre-refunded/ETM)	1,790	1,917,412
Series 2010D 5.00%, 8/01/23 (Pre-refunded/ETM)	3,835	4,107,975
Mississippi Development Bank (Mississippi Development Bank State Lease) Series 2010C 5.00%, 8/01/22–8/01/23	5,445	5,815,945
Series 2010D 5.00%, 8/01/23	3,695	3,944,930

		19,931,728

Nebraska–0.4%
Omaha Public Power District Series 2011C 5.00%, 2/01/24	6,420	6,946,761

Nevada–0.5%
County of Clark Department of Aviation (Las Vegas-McCarran International Airport) Series 2010D 5.00%, 7/01/21–7/01/22	1,010	1,062,770
County of Clark NV Series 2015 5.00%, 11/01/21	2,000	2,214,180
County of Clark NV (County of Clark NV Fuel Tax) Series 2016 5.00%, 7/01/19	6,195	6,449,429

		9,726,379

New Jersey–4.2%
New Jersey Economic Development Authority Series 2011EE 5.00%, 9/01/18 (Pre-refunded/ETM)	3,625	3,676,004
5.25%, 9/01/19 (Pre-refunded/ETM)	2,465	2,586,820
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2011EE 5.00%, 9/01/18	1,315	1,330,596
5.25%, 9/01/19	915	952,899

Series 2014U 5.00%, 6/15/23	$1,610	$1,749,345
Series 2017B 5.00%, 11/01/20–11/01/22	6,280	6,759,336
Series 2018C 5.00%, 6/15/31	4,555	4,944,680
AMBAC Series 2005K 5.50%, 12/15/19	1,880	1,980,317
New Jersey Health Care Facilities Financing Authority (Inspira Health Obligated Group)
Series 2017A 5.00%, 7/01/27	1,325	1,546,818
New Jersey Health Care Facilities Financing Authority (New Jersey Health Care Facilities Financing Authority State Lease)
Series 2017 5.00%, 10/01/28	2,000	2,196,280
New Jersey Transit Corp.
Series 2014A 5.00%, 9/15/19	4,265	4,413,379
New Jersey Transportation Trust Fund Authority
Series 2012A 5.00%, 6/15/24	2,500	2,685,600
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant)
Series 2016 5.00%, 6/15/22	6,710	7,221,839
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease)
Series 2013A 5.00%, 6/15/18	7,500	7,543,800
New Jersey Turnpike Authority
Series 2014C 5.00%, 1/01/21–1/01/23	16,670	18,371,889
Series 2017B 5.00%, 1/01/30	1,565	1,845,088
AGM Series 2005D-3 5.25%, 1/01/26	11,070	13,057,176

		82,861,866

New York–8.2%
City of New York NY
Series 2013B 5.00%, 8/01/19	3,860	4,028,026
Series 2013H 5.00%, 8/01/25	2,510	2,849,252
Series 2014J 5.00%, 8/01/22–8/01/28	11,090	12,657,480

56	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value

Series 2015A 5.00%, 8/01/23	$7,220	$8,219,176
Metropolitan Transportation Authority
Series 2012D 5.00%, 11/15/20–11/15/26	17,500	19,008,894
Series 2012F 5.00%, 11/15/22–11/15/23	13,835	15,473,799
Series 2017C 5.00%, 11/15/30	4,340	5,096,549
New York City Transitional Finance Authority Future Tax Secured Revenue
Series 2014B 5.00%, 2/01/27–11/01/29	20,280	23,176,428
Series 2014C 5.00%, 11/01/28	10,665	12,211,318
Series 2017 5.00%, 11/01/28	4,255	5,095,873
New York State Dormitory Authority
Series 2012A 5.00%, 12/15/21 (Pre-refunded/ETM)	5	5,563
New York State Dormitory Authority (State of New York Pers Income Tax)
Series 2012A 5.00%, 12/15/21–12/15/22	16,005	17,972,431
Series 2014C 5.00%, 3/15/27–3/15/29	26,340	30,019,455
Series 2017B 5.00%, 2/15/30	1,140	1,350,501
New York State Energy Research & Development Authority (Consolidated Edison Co. of New York, Inc.)
XLCA Series 2004A 2.187%, 1/01/39(b)	5,000	4,799,700

		161,964,445

North Carolina–0.4%
North Carolina Medical Care Commission (Mission Health System, Inc./NC)
Series 2017 5.00%, 10/01/29	805	832,048
State of North Carolina (State of North Carolina Fed Hwy Grant)
Series 2015 5.00%, 3/01/23–3/01/26	5,350	6,092,113

		6,924,161

Ohio–0.6%
County of Cuyahoga OH (MetroHealth System (The))
Series 2017 5.00%, 2/15/25–2/15/28	5,500	6,089,325

County of Hamilton OH Sewer System Revenue Series 2015A 5.00%, 12/01/20–12/01/21	$4,025	$4,406,716
Ohio Air Quality Development Authority (FirstEnergy Nuclear Generation LLC) Series 2009A 4.375%, 6/01/33	475	415,421
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Corp.) Series 2016B 4.375%, 6/01/33	425	371,692
State of Ohio Major New State Infrastrucure Project (State of Ohio Fed Hwy Grant) Series 2014 5.00%, 12/15/21	1,105	1,223,047

		12,506,201

Oklahoma–0.2%
Comanche County Memorial Hospital Series 2015 5.00%, 7/01/26–7/01/29	3,000	3,194,940

Oregon–1.1%
Oregon State Lottery Series 2011A 5.25%, 4/01/26	825	903,061
5.25%, 4/01/26 (Pre-refunded/ETM)	5,105	5,606,770
State of Oregon (Washington County School District No 1 West Union) Series 2017 5.00%, 6/15/27	2,160	2,603,254
State of Oregon Department of Transportation (State of Oregon Department of Transportation Street & Highway) Series 2017C 5.00%, 11/15/19	3,725	3,925,666
Washington County School District No 1 West Union Series 2017 5.00%, 6/15/26	7,000	8,335,670

		21,374,421

Pennsylvania–4.5%
Allegheny County Sanitary Authority BAM Series 2013 5.00%, 12/01/24–12/01/25	7,470	8,461,807
Allentown Neighborhood Improvement Zone Development Authority Series 2017 5.00%, 5/01/22(a)	1,750	1,893,132

2018 Semi-Annual Report	57

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value

Beaver County Industrial Development Authority (FirstEnergy Nuclear Generation LLC) Series 2016A 4.375%, 1/01/35	$1,245	$1,088,802
City of Philadelphia PA Water & Wastewater Revenue AGM Series 2010A 5.00%, 6/15/19	2,500	2,598,425
Coatesville School District AGM Series 2017 5.00%, 8/01/22–8/01/23	2,375	2,652,741
Commonwealth of Pennsylvania Series 2017 5.00%, 1/01/26–1/01/27	23,375	27,053,747
Delaware River Port Authority Series 2012 5.00%, 1/01/21	2,655	2,856,992
Montgomery County Industrial Development Authority/PA Series 2010 5.00%, 8/01/18 (Pre-refunded/ETM)	1,990	2,012,029
Moon Industrial Development Authority (Baptist Home Society Obligated Group) Series 2015 5.125%, 7/01/25	2,535	2,655,793
Pennsylvania Turnpike Commission Series 2011E 5.00%, 12/01/25 (Pre-refunded/ETM)	9,585	10,623,631
5.00%, 12/01/26 (Pre-refunded/ETM)	4,080	4,522,109
Series 2017B 5.00%, 6/01/31	11,050	12,421,968
Series 2017S 5.00%, 12/01/28–12/01/30	8,105	9,338,125
State Public School Building Authority (School District of Philadelphia (The)) Series 2012 5.00%, 4/01/26	1,110	1,195,148

		89,374,449

Puerto Rico–0.1%
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (AES Puerto Rico LP) Series 2000 6.625%, 6/01/26	1,855	1,650,950

South Dakota–0.1%
South Dakota Health & Educational Facilities Authority (Regional Health System Obligated Group/SD) Series 2017 5.00%, 9/01/28	$2,000	$2,332,940

Texas–7.7%
Austin Community College District Public Facility Corp. Series 2015 5.00%, 8/01/20–8/01/22	2,000	2,180,880
City of Austin TX Water & Wastewater System Revenue Series 2011 5.00%, 11/15/25–11/15/26	11,990	13,243,171
City of Corpus Christi TX Utility System Revenue
Series 2015 5.00%, 7/15/24	1,290	1,478,830
Series 2015C 5.00%, 7/15/22–7/15/26	3,030	3,416,912
City of Dallas TX Series 2014
5.00%, 2/15/22	19,045	20,966,259
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2015B 5.00%, 7/15/20	2,900	3,064,459
City of San Antonio TX Series 2010 5.00%, 2/01/23	650	687,583
Series 2014 5.00%, 2/01/21	2,000	2,175,060
County of Fort Bend TX Series 2015A 5.00%, 3/01/21	2,000	2,177,120
Series 2015B 5.00%, 3/01/21–3/01/22	5,625	6,181,896
Fort Bend Independent School District Series 2010 5.00%, 8/15/21	5,205	5,600,424
Harris County-Houston Sports Authority Series 2014A 5.00%, 11/15/20	1,860	1,997,082
Hurst-Euless-Bedford Independent School District Series 2011 5.00%, 8/15/20	4,015	4,309,340
5.00%, 8/15/21 (Pre-refunded/ETM)	3,000	3,227,910
5.00%, 8/15/24 (Pre-refunded/ETM)	3,510	3,776,655

58	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value

Irving Hospital Authority (Baylor Medical Center at Irving) Series 2017A 5.00%, 10/15/28	$1,100	$1,229,712
New Hope Cultural Education Facilities Finance Corp. (Children’s Health System of Texas Obligated Group) Series 2017A 5.00%, 8/15/23	1,160	1,317,876
State of Texas Series 2014 5.00%, 4/01/22	1,790	1,995,904
Texas A&M University Series 2013B 5.00%, 5/15/23	3,950	4,496,719
Texas Transportation Commission State Highway Fund Series 2015 5.00%, 10/01/22	20,035	22,523,547
University of Houston System Series 2017A 5.00%, 2/15/22–2/15/23	29,400	32,935,830
University of Texas System (The) Series 2010A 5.00%, 8/15/22 (Pre-refunded/ETM)	9,755	10,347,519
Via Metropolitan Transit (via Metropolitan Transit Sales Tax) Series 2017 5.00%, 7/15/24	2,580	2,995,122

		152,325,810

Virginia–1.0%
Greater Richmond Convention Center Authority (Greater Richmond Convention Center Authority Hotel Occupancy Tax) Series 2015 5.00%, 6/15/20–6/15/23	5,815	6,429,503
Virginia Commonwealth Transportation Board (Commonwealth of Virginia Fed Hwy Grant) Series 2017 5.00%, 3/15/24	11,180	12,896,577

		19,326,080

Washington–5.0%
Chelan County Public Utility District No 1 Series 2011A 5.25%, 7/01/22	7,835	8,591,939
Series 2011B 5.50%, 7/01/23	5,540	6,125,744

Clark County Public Utility District No 1 Series 2010 5.00%, 1/01/21	$7,960	$8,372,726
5.00%, 1/01/21 (Pre-refunded/ETM)	3,875	4,088,977
Energy Northwest (Bonneville Power Administration) Series 2011A 5.00%, 7/01/22–7/01/23	14,690	16,085,742
Franklin County School District No 1 Pasco Series 2015 5.00%, 12/01/25	8,615	9,980,305
Port of Seattle WA Series 2010C 5.00%, 2/01/20–2/01/22	9,920	10,584,325
Snohomish County Public Utility District No 1 Series 2010 5.00%, 12/01/19	5,415	5,710,930
Series 2012 5.00%, 12/01/26	6,065	6,761,929
State of Washington Series 2013R 5.00%, 7/01/21	3,880	4,260,473
Series 20152 5.00%, 7/01/24	3,755	4,348,553
Series 2015R 5.00%, 7/01/23	3,735	4,254,165
State of Washington COP Series 2015C 5.00%, 1/01/21–7/01/21	8,095	8,840,706

		98,006,514

West Virginia–0.1%
West Virginia Economic Development Authority (Morgantown Energy Associates) Series 2016 2.875%, 12/15/26	1,650	1,614,030

Wisconsin–0.4%
Wisconsin Public Finance Authority (Celanese US Holdings LLC)
Series 2016A 5.00%, 1/01/24	3,245	3,588,581
Series 2016B 5.00%, 12/01/25(a)	2,510	2,825,607
Wisconsin Public Finance Authority (Mary’s Woods at Marylhurst, Inc.) Series 2017B-3 3.00%, 11/15/22(a)	1,000	1,001,930

		7,416,118

Total Municipal Obligations (cost $1,313,205,307)		1,329,936,251

2018 Semi-Annual Report	59

Schedule of Investments (continued)

	Shares	U.S. $ Value

INVESTMENT COMPANIES–24.1%
Funds and Investment Trusts–24.1%(c)
iShares Core MSCI EAFE ETF	921,201	$60,688,722
iShares Core MSCI Emerging Markets ETF	1,001,289	58,475,278
SPDR S&P 500 ETF Trust	1,298,777	341,773,167
Vanguard Mid-Cap ETF	90,398	13,940,276

Total Investment Companies (cost $404,564,016)		474,877,443

Principal Amount (000)
GOVERNMENTS—TREASURIES–0.1%
United States–0.1%
U.S. Treasury Notes 2.125%, 11/30/23(d) (cost $1,676,208)	$1,698	1,653,958

	Shares
SHORT-TERM INVESTMENTS–7.3%
Investment Companies–5.0%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 1.41%(c)(e)(f) (cost $98,063,585)	98,063,585	98,063,585

U.S. Treasury Bills–2.3%
U.S. Treasury Bill
Zero Coupon, 5/03/18(g)	$24,500	$24,469,723
Zero Coupon, 5/17/18	22,000	21,957,334

Total U.S. Treasury Bills (cost $46,427,057)		46,427,057

Total Short-Term Investments (cost $144,490,642)		144,490,642

Total Investments—99.0% (cost $1,863,936,173)		1,950,958,294	(h)

Other assets less liabilities—1.0%		19,524,348

Net Assets—100.0%		$1,970,482,642

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at March 31, 2018	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Index Futures	1,494	June 2018	EUR	15	$61,452,000	$60,314,355	$(1,137,645)
FTSE 100 Index Futures	336	June 2018	GBP	3	33,557,273	32,967,936	(589,337)
MSCI Emerging Markets Futures	275	June 2018	USD	14	16,495,872	16,332,250	(163,622)
Russell 2000 Mini Futures	285	June 2018	USD	14	22,479,244	21,819,600	(659,644)
SPI 200 Futures	69	June 2018	AUD	2	7,917,656	7,599,545	(318,111)
TOPIX Index Futures	526	June 2018	JPY	5,260	84,189,167	84,853,062	663,895

Sold Contracts
S&P 500 E-Mini Futures	630	June 2018	USD	32	85,939,921	83,254,500	2,685,421
S&P TSX 60 Index Futures	243	June 2018	CAD	49	34,349,683	34,176,738	172,945

							$653,902

60	Sanford C. Bernstein Fund, Inc.

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	GBP	13,993	USD	19,360	5/15/18	$(305,616)
Bank of America, NA	USD	18,945	EUR	15,676	5/15/18	399,340
Bank of America, NA	USD	5,918	GBP	4,261	5/15/18	70,520
BNP Paribas SA	AUD	9,285	USD	7,227	5/15/18	94,881
BNP Paribas SA	USD	4,723	AUD	5,960	5/15/18	(145,493)
BNP Paribas SA	USD	7,233	EUR	5,797	5/15/18	(79,556)
BNP Paribas SA	USD	2,274	GBP	1,612	5/15/18	(8,975)
BNP Paribas SA	USD	13,935	NOK	108,354	5/15/18	(95,168)
Citibank, NA	JPY	3,348,577	USD	31,774	5/15/18	225,797
Citibank, NA	USD	18,930	EUR	15,082	5/15/18	(318,787)
Credit Suisse International	CHF	6,079	USD	6,519	5/15/18	138,776
Credit Suisse International	NOK	30,086	USD	3,772	5/15/18	(71,354)
Credit Suisse International	USD	4,950	CHF	4,543	5/15/18	(181,476)
Credit Suisse International	USD	24,829	GBP	17,563	5/15/18	(147,202)
Credit Suisse International	USD	16,079	JPY	1,731,259	5/15/18	231,922
Credit Suisse International	USD	3,915	NOK	30,086	5/15/18	(71,702)
Deutsche Bank AG	CHF	3,207	USD	3,444	5/15/18	78,458
Goldman Sachs Bank USA	CAD	9,205	USD	7,469	5/15/18	318,894
JPMorgan Chase Bank, NA	GBP	13,543	USD	18,395	5/15/18	(637,053)
JPMorgan Chase Bank, NA	SEK	44,550	USD	5,518	5/15/18	166,841
JPMorgan Chase Bank, NA	USD	5,431	SEK	44,550	5/15/18	(79,654)
Morgan Stanley & Co., Inc.	EUR	10,119	USD	12,439	5/15/18	(47,612)
Morgan Stanley & Co., Inc.	USD	9,952	GBP	7,151	5/15/18	96,828
Royal Bank of Scotland PLC	CAD	10,960	USD	8,693	5/15/18	179,334
Royal Bank of Scotland PLC	USD	14,697	CAD	18,335	5/15/18	(454,793)
Standard Chartered Bank	AUD	4,559	USD	3,557	5/15/18	55,458
Standard Chartered Bank	USD	40,220	JPY	4,344,748	5/15/18	713,127
State Street Bank & Trust Co.	USD	1,601	EUR	1,297	5/15/18	(646)

						$125,089

CREDIT DEFAULT SWAPS (see Note 3)
Swap Counterparty &Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Credit Suisse International
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00%	Monthly	3.17%	USD	1,796	$(78,605)	$(107,995)	$29,390
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	3.17	USD	834	(36,501)	(34,156)	(2,345)
Deutsche Bank AG
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	3.17	USD	1,922	(84,119)	(116,083)	31,964
Goldman Sachs International
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	3.17	USD	719	(31,469)	(41,704)	10,235

2018 Semi-Annual Report	61

Swap Counterparty &Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00%	Monthly	3.17%	USD	718	$(31,425)	$(38,963)	$7,538
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	3.17	USD	1,006	(44,085)	(40,097)	(3,988)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	3.17	USD	280	(12,254)	(11,523)	(731)

						$(318,458)	$(390,521)	$72,063

* Termination date

INFLATION (CPI) SWAPS (see Note 3)
				Rate Type		Payment Frequency	Unrealized
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Paid/ Received	Appreciation/ (Depreciation)
Barclays Bank PLC	USD	12,000	10/23/26	2.310%	CPI#	Maturity	$ (439,917)
Barclays Bank PLC	USD	10,000	12/04/27	2.170%	CPI#	Maturity	139,021
Barclays Bank PLC	USD	10,000	10/23/29	2.388%	CPI#	Maturity	(462,426)
Barclays Bank PLC	USD	13,000	12/04/32	2.233%	CPI#	Maturity	201,608
Citibank, NA	USD	25,380	12/14/20	1.548%	CPI#	Maturity	747,560
Citibank, NA	USD	28,000	10/23/21	2.039%	CPI#	Maturity	(489,749)
Citibank, NA	USD	22,000	11/04/23	1.900%	CPI#	Maturity	581,461
Citibank, NA	USD	10,000	7/20/27	2.104%	CPI#	Maturity	207,229
Deutsche Bank AG	USD	12,900	7/15/20	1.265%	CPI#	Maturity	588,739
Deutsche Bank AG	USD	10,000	9/04/25	1.818%	CPI#	Maturity	326,016
JPMorgan Chase Bank, NA	USD	10,000	3/02/24	2.175%	CPI#	Maturity	42,227
JPMorgan Chase Bank, NA	USD	33,000	7/20/24	1.995%	CPI#	Maturity	699,088
JPMorgan Chase Bank, NA	USD	13,000	11/04/26	2.015%	CPI#	Maturity	368,181
Morgan Stanley Capital Services LLC	USD	56,000	7/20/22	1.939%	CPI#	Maturity	969,217

							$ 3,478,255

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2018, the aggregate market value of these securities amounted to $13,827,280 or 0.7% of net assets.
(b)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of March 31, 2018 and the aggregate market value of these securities amounted to $15,767,580 or 0.80% of net assets.
(c)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.
(d)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(e)	Affiliated investments.
(f)	The rate shown represents the 7-day yield as of period end.
(g)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(h)	On March 30, 2018, the Portfolio and U.S. stock exchanges were closed for business due to a U.S. holiday but the foreign markets remained open for trading. The Portfolio valued its foreign securities using the closing market prices from the respective foreign markets as of March 29, 2018 for financial reporting purposes.

62	Sanford C. Bernstein Fund, Inc.

As of March 31, 2018, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 6.4% and 0.4%, respectively.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

NOK—Norwegian Krone

SEK—Swedish Krona

USD—United States Dollar

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

BAM—Build American Mutual

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

COP—Certificate of Participation

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

ETM—Escrowed to Maturity

FTSE—Financial Times Stock Exchange

MSCI—Morgan Stanley Capital International

NATL—National Interstate Corporation

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

2018 Semi-Annual Report	63

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay C Portfolio

March 31, 2018 (Unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–66.2%
Long-Term Municipal Bonds–66.2%
Arizona–0.1%
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017B 4.00%, 10/01/23(a)	$515	$516,700

California–57.5%
Abag Finance Authority for Nonprofit Corps. (Odd Fellows Home of California) Series 2012A 5.00%, 4/01/21	1,000	1,090,430
Anaheim Public Financing Authority (Anaheim Electric Utility Fund) Series 2015B 5.00%, 10/01/26	1,000	1,182,630
Anaheim Redevelopment Agency Successor Agency Series 2018A 5.00%, 2/01/25	3,405	3,996,823
Antelope Valley-East Kern Water Agency Series 2016 5.00%, 6/01/23–6/01/25	2,000	2,334,910
Bay Area Toll Authority Series 2017 5.00%, 4/01/28	2,700	3,323,214
California Econ Recovery Series 2009A 5.00%, 7/01/19 (Pre-refunded/ETM)	6,530	6,808,962
5.00%, 7/01/20 (Pre-refunded/ETM)	6,015	6,271,961
California Educational Facilities Authority (University of the Pacific) Series 2015 5.00%, 11/01/27	2,000	2,301,460
California Health Facilities Financing Authority (Kaiser Foundation Hospitals) Series 2017P 5.00%, 11/01/32	3,430	3,906,941
California Health Facilities Financing Authority (Sutter Health Obligated Group) Series 2018A 5.00%, 11/15/30(b)	900	1,061,694

California Infrastructure & Economic Development Bank (Broad Collection (The)) Series 2011A 5.00%, 6/01/21	$3,000	$3,306,300
California Municipal Finance Authority (California Municipal Finance Authority State Lease) Series 2017A 5.00%, 6/01/29	2,320	2,792,190
California Municipal Finance Authority (Rocketship Education Obligated Group) Series 2015A 4.25%, 3/01/28(a)	920	932,190
California State Public Works Board Series 2010C-1 5.00%, 3/01/21 (Pre-refunded/ETM)	1,500	1,594,425
Series 2011G 5.00%, 12/01/23 (Pre-refunded/ETM)	3,215	3,581,478
California State Public Works Board (California State Public Works Board Lease) Series 2013E 5.00%, 6/01/19	3,975	4,130,701
Series 2014A 5.00%, 9/01/30	4,375	4,971,925
California State University Series 2011A 5.25%, 11/01/26	2,035	2,274,927
Series 2016A 5.00%, 11/01/25	1,000	1,196,750
Series 2017A 5.00%, 11/01/25–11/01/30	3,160	3,787,770
California Statewide Communities Development Authority (Enloe Medical Center) Series 2015 5.00%, 8/15/28	2,200	2,553,012
Central Coast Water Authority Series 2016 5.00%, 10/01/19	5,685	5,969,307
Chino Basin Regional Financing Authority (Inland Empire Utilities Agency) Series 2010A 5.00%, 8/01/20–8/01/21	7,430	8,000,186
City & County of San Francisco CA COP Series 2015R 5.00%, 9/01/20–9/01/25	7,440	8,319,162
City of Hayward CA COP Series 2015 5.00%, 11/01/22	3,365	3,815,506

64	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value

City of Long Beach CA Harbor Revenue Series 2010B 5.00%, 5/15/22	$2,000	$2,139,200
Series 2015A 5.00%, 5/15/21	3,000	3,276,270
NATL Series 1998A 6.00%, 5/15/18	3,305	3,322,351
City of Los Angeles Department of Airports Series 2017A 5.00%, 5/15/30–5/15/31	4,860	5,617,528
Series 2017B 5.00%, 5/15/21	1,875	2,045,288
City of Los Angeles Department of Airports (Los Angeles Intl Airport) 5.00%, 5/15/18	1,000	1,004,050
Series 2010A 5.00%, 5/15/25	1,500	1,600,515
Series 2010D 5.25%, 5/15/28	4,145	4,446,880
City of Oakland CA
Series 2015A 5.00%, 1/15/22	1,380	1,539,169
City of Roseville CA Series 2017A 5.00%, 9/01/31	1,000	1,129,630
City of Roseville CA (HP Campus Oaks Community Facilities District No 1) Series 2016 5.00%, 9/01/31	360	384,689
City of San Francisco CA Public Utilities Commission Water Revenue Series 2011A 5.00%, 11/01/24 (Pre-refunded/ETM)	5,385	5,989,305
Series 2017D 5.00%, 11/01/26–11/01/27	7,440	9,083,839
City of San Jose CA Airport Revenue Series 2014A 5.00%, 3/01/24	1,955	2,210,499
Series 2014B 5.00%, 3/01/26	2,360	2,704,631
Contra Costa Transportation Authority (Contra Costa Transportation Authority Sales Tax) Series 2015A 5.00%, 3/01/23	3,500	4,004,630
Corona-Norco Unified School District Series 2015 5.00%, 8/01/18	1,000	1,011,640
County of Monterey CA COP Series 2017 5.00%, 10/01/29	4,870	5,825,104

County of San Diego CA COP Series 2014A 5.00%, 10/15/27–10/15/28	$2,550	$2,966,180
East Bay Municipal Utility District Water System Revenue Series 2017B 5.00%, 6/01/28	3,500	4,263,560
Fremont Community Facilities District No 1 Series 2015 5.00%, 9/01/28	1,505	1,699,386
Golden State Tobacco Securitization Corp. Series 2017A 4.00%, 6/01/18	4,280	4,297,248
Irvine Unified School District Series 2017A 5.00%, 9/01/23	925	1,043,335
Long Beach Bond Finance Authority (Aquarium of the Pacific) Series 2012 5.00%, 11/01/22	1,460	1,604,642
Long Beach Unified School District Series 2016 5.00%, 8/01/24	4,175	4,896,899
Los Angeles Community College District/CA Series 2015A 5.00%, 8/01/25	1,950	2,283,391
Los Angeles County Metropolitan Transportation Authority (Los Angeles County Metropolitan Transportation Authority Sales Tax) Series 2013C 5.00%, 7/01/19	1,240	1,293,915
Los Angeles Department of Water Series 2013B 5.00%, 7/01/18–7/01/19	2,000	2,052,220
Series 2018A 5.00%, 7/01/32	2,735	3,273,303
Los Angeles Department of Water & Power Power System Revenue Series 2018A 5.00%, 7/01/28(b)	1,660	2,031,458
Los Angeles Unified School District/CA Series 2010K 5.00%, 7/01/18	6,360	6,415,205
Series 2010KRY 5.25%, 7/01/25	160	172,600
Series 2014C 5.00%, 7/01/27	6,815	7,926,731
Metropolitan Water District of Southern California Series 2017B 5.00%, 8/01/20–8/01/21	12,495	13,661,051
Oakland Unified School District/Alameda County Series 2015A 5.00%, 8/01/25–8/01/26	2,335	2,774,503

2018 Semi-Annual Report	65

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value

Orange County Sanitation District Series 2016A 5.00%, 2/01/25	$1,560	$1,844,154
Palomar Health Series 2016 4.00%, 11/01/19	550	561,990
5.00%, 11/01/20	1,230	1,302,804
Peralta Community College District Series 2014A 5.00%, 8/01/27	5,855	6,780,793
Port of Los Angeles Series 2011A 5.00%, 8/01/19	1,500	1,564,890
Port of Oakland Series 2012P 5.00%, 5/01/24–5/01/25	6,405	7,061,528
Riverside County Redevelopment Successor Agency AGM Series 2017B 5.00%, 10/01/29	1,900	2,255,091
Romoland School District Series 2015 5.00%, 9/01/23	300	337,569
Sacramento City Unified School District/CA Series 2011 5.00%, 7/01/25	2,380	2,615,739
Sacramento County Sanitation Districts Financing Authority Series 2014A 5.00%, 12/01/29	2,000	2,306,000
San Diego County Water Authority Financing Corp. Series 2011A 5.00%, 5/01/24–5/01/25	4,860	5,329,155
San Diego Public Facilities Financing Authority Sewer Revenue Series 2009B 5.00%, 5/15/21 (Pre-refunded/ETM)	1,570	1,630,602
5.00%, 5/15/22 (Pre-refunded/ETM)	5,740	5,958,292
San Francisco Bay Area Rapid Transit District Series 2010 5.00%, 7/01/27 (Pre-refunded/ETM)	2,000	2,149,280
San Francisco City & County Airport Comm-San Francisco International Airport Series 2011G 5.00%, 5/01/24	695	760,851
5.00%, 5/01/24 (Pre-refunded/ETM)	1,775	1,941,229
San Francisco City & County Airport Comm-San Francisco International Airport (San Francisco Intl Airport) Series 2009C-2 5.00%, 5/01/25	500	517,595
Series 2011 5.25%, 5/01/18	1,015	1,018,004

Series 2012-2 5.00%, 5/01/27	$1,270	$1,412,672
Series 2016S 5.00%, 5/01/25–5/01/26	2,730	3,227,448
NATL Series 2006-32F 5.25%, 5/01/18	675	677,025
San Francisco Community College District Series 2015 5.00%, 6/15/22	5,000	5,629,200
Saugus/Hart School Facilities Financing Authority (Saugus Union School District Community Facilities District No 06-01) Series 2016 5.00%, 9/01/27	750	856,620
Simi Valley Unified School District Series 2017 5.00%, 8/01/20–8/01/22	3,900	4,311,901
South Placer Wastewater Authority/CA Series 2011C 5.25%, 11/01/22 (Pre-refunded/ETM)	3,000	3,273,030
5.25%, 11/01/24 (Pre-refunded/ETM)	5,675	6,191,482
Southern California Public Power Authority (Los Angeles Department of Water & Power PWR) Series 2010 5.00%, 7/01/23	5,190	5,567,832
State of California Series 2011 5.00%, 10/01/20	1,500	1,621,545
Series 2013 5.00%, 10/01/19–2/01/21	7,185	7,638,200
Series 2015 5.00%, 8/01/22–3/01/24	3,975	4,542,813
Stockton Redevelopment Agency Successor Agency AGM Series 2016A 5.00%, 9/01/25	1,900	2,236,357
University of California Series 2010U 5.00%, 5/15/18	2,555	2,565,757
series 2012G 5.00%, 5/15/23 (Pre-refunded/ETM)	2,645	2,967,029
Series 2012G 5.00%, 5/15/23	4,755	5,356,032
Series 2013A 5.00%, 5/15/48	6,000	6,883,740
Series 2015A 5.00%, 5/15/21	5,355	5,902,870
Series 2017A 5.00%, 5/15/28	3,035	3,697,055

66	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value

Upper Santa Clara Valley Joint Powers Authority Series 2011A 5.00%, 8/01/25 (Pre-refunded/ETM)	$1,790	$1,975,999
Vista Unified School District Series 2012 5.00%, 8/01/23–8/01/25	4,240	4,771,120
Walnut Energy Center Authority Series 2014 5.00%, 1/01/26–1/01/28	2,800	3,247,162

		339,984,154

Colorado–0.7%
City & County of Denver CO (United Airlines, Inc.) Series 2017 5.00%, 10/01/32	1,000	1,081,130
Plaza Metropolitan District No 1 Series 2013 5.00%, 12/01/22(a)	690	747,401
Regional Transportation District (Denver Transit Partners LLC) Series 2010 5.00%, 7/15/22	1,150	1,223,669
Sterling Ranch Community Authority Board Series 2017A 5.00%, 12/01/30	1,000	1,027,270

		4,079,470

Florida–0.4%
Citizens Property Insurance Corp. Series 2011A-1 5.00%, 6/01/19	2,035	2,110,397

Illinois–2.2%
Chicago Board of Education Series 2017F 5.00%, 12/01/24	2,000	2,123,040
Illinois Finance Authority (Illinois Institute of Technology) Series 2006A 5.00%, 4/01/18	550	550,000
Metropolitan Pier & Exposition Authority Series 2017B 5.00%, 12/15/30	1,400	1,522,122
State of Illinois Series 2012 5.00%, 8/01/21	350	366,118
Series 2013A 5.00%, 4/01/20	1,415	1,462,728
Series 2014 5.00%, 5/01/25	2,165	2,260,520
Series 2016 5.00%, 2/01/22	1,520	1,578,839
Series 2017D 5.00%, 11/01/24	3,190	3,331,508

		13,194,875

Massachusetts–0.7%
Commonwealth of Massachusetts NATL Series 2000E 2.551%, 12/01/30(c)	$1,925	$1,919,379
NATL Series 2000F 2.611%, 12/01/30(c)	2,250	2,243,430

		4,162,809

Michigan–0.4%
Michigan Finance Authority (Public Lighting Authority) Series 2014B 5.00%, 7/01/25	2,175	2,410,487

New Jersey–2.4%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2014P 5.00%, 6/15/20	1,350	1,420,578
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 6/15/22	6,950	7,480,146
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2013A 5.00%, 12/15/19	5,000	5,225,350

		14,126,074

New York–0.2%
New York State Energy Research & Development Authority (Consolidated Edison Co. of New York, Inc.) XLCA Series 2004A 2.187%, 1/01/39(c)	1,000	959,940

Ohio–0.3%
Ohio Air Quality Development Authority (FirstEnergy Nuclear Generation LLC) Series 2009A 4.375%, 6/01/33	160	139,931
Ohio Air Quality Development Authority (Pratt Paper OH, Inc.) Series 2017 3.75%, 1/15/28(a)	1,000	999,140
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Corp.) Series 2016B 4.375%, 6/01/33	350	306,099

2018 Semi-Annual Report	67

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value

Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Nuclear Generation LLC) Series 2016A 4.375%, 6/01/33	$180	$157,423

		1,602,593

Pennsylvania–0.2%
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group)
Series 2017 5.00%, 7/01/22	1,000	1,081,590

Puerto Rico–0.2%
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (AES Puerto Rico LP)
Series 2000 6.625%, 6/01/26	545	485,050
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (Universidad Interamericana de Puerto Rico, Inc.)
Series 2012 5.00%, 10/01/19	1,000	1,016,360

		1,501,410

Texas–0.7%
Central Texas Turnpike System
Series 2015A 5.00%, 8/15/42	2,850	3,010,597
Mission Economic Development Corp. (Natgasoline LLC)
Series 2016B 5.75%, 10/01/31(a)	1,000	1,040,170

		4,050,767

Wisconsin–0.2%
Wisconsin Public Finance Authority (Celanese US Holdings LLC)
Series 2016A 5.00%, 1/01/24	1,135	1,255,174

Total Municipal Obligations (cost $386,234,934)		391,036,440

INVESTMENT COMPANIES–25.9%
Funds and Investment Trusts–25.9%(d)
iShares Core MSCI EAFE ETF	236,626	$15,588,921
iShares Core MSCI Emerging Markets ETF	301,062	17,582,021
SPDR S&P 500 ETF Trust	439,816	115,737,580
Vanguard Mid-Cap ETF	27,094	4,178,166

Total Investment Companies (cost $134,164,407)		153,086,688

	Principal Amount (000)
GOVERNMENTS—TREASURIES–0.2%
United States–0.2%
U.S. Treasury Notes 2.125%, 11/30/23(e) (cost $1,187,866)	$1,200	1,168,875

SHORT-TERM INVESTMENTS–7.2%
U.S. Treasury Bills–4.3%
U.S. Treasury Bill
Zero Coupon, 4/05/18–5/24/18(f)	15,200	15,187,159
Zero Coupon, 6/21/18	10,200	10,160,753

Total U.S. Treasury Bills (cost $25,347,912)		25,347,912

	Shares
Investment Companies–2.9%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 1.41%(d)(g)(h) (cost $17,232,192)	17,232,192	17,232,192

Total Short-Term Investments (cost $42,580,104)		42,580,104

Total Investments—99.5% (cost $564,167,311)		587,872,107	(i)

Other assets less liabilities—0.5%		3,095,345

Net Assets—100.0%		$590,967,452

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at March 31, 2018	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Index Futures	477	June 2018	EUR	5	$19,620,217	$19,256,993	$(363,224)
FTSE 100 Index Futures	105	June 2018	GBP	1	10,486,648	10,302,480	(184,168)

68	Sanford C. Bernstein Fund, Inc.

Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at March 31, 2018	Unrealized Appreciation/ (Depreciation)
MSCI Emerging Markets Futures	82	June 2018	USD	4	$4,918,769	$4,869,980	$(48,789)
Russell 2000 Mini Futures	86	June 2018	USD	4	6,783,211	6,584,160	(199,051)
SPI 200 Futures	24	June 2018	AUD	1	2,753,967	2,643,320	(110,647)
TOPIX Index Futures	162	June 2018	JPY	1,620	25,928,982	26,133,452	204,470

Sold Contracts
S&P 500 E-Mini Futures	290	June 2018	USD	15	39,559,646	38,323,500	1,236,146
S&P TSX 60 Index Futures	73	June 2018	CAD	15	10,319,041	10,267,086	51,955

							$586,692

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	GBP	4,238	USD	5,863	5/15/18	$(92,553)
Bank of America, NA	USD	6,439	EUR	5,328	5/15/18	135,723
Bank of America, NA	USD	1,764	GBP	1,270	5/15/18	21,023
BNP Paribas SA	AUD	2,792	USD	2,173	5/15/18	28,531
BNP Paribas SA	USD	1,416	AUD	1,787	5/15/18	(43,616)
BNP Paribas SA	USD	2,136	EUR	1,712	5/15/18	(23,497)
BNP Paribas SA	USD	678	GBP	481	5/15/18	(2,676)
BNP Paribas SA	USD	4,195	NOK	32,617	5/15/18	(28,648)
Citibank, NA	JPY	1,030,217	USD	9,775	5/15/18	69,468
Citibank, NA	USD	5,612	EUR	4,471	5/15/18	(94,513)
Credit Suisse International	CHF	1,848	USD	1,981	5/15/18	42,180
Credit Suisse International	NOK	9,231	USD	1,157	5/15/18	(21,893)
Credit Suisse International	USD	1,490	CHF	1,367	5/15/18	(54,621)
Credit Suisse International	USD	7,491	GBP	5,299	5/15/18	(44,413)
Credit Suisse International	USD	4,894	JPY	526,911	5/15/18	70,586
Credit Suisse International	USD	1,201	NOK	9,231	5/15/18	(22,000)
Deutsche Bank AG	CHF	749	USD	804	5/15/18	18,319
Goldman Sachs Bank USA	CAD	2,773	USD	2,250	5/15/18	96,079
JPMorgan Chase Bank, NA	GBP	3,730	USD	5,067	5/15/18	(175,469)
JPMorgan Chase Bank, NA	SEK	12,824	USD	1,588	5/15/18	48,026
JPMorgan Chase Bank, NA	USD	1,563	SEK	12,824	5/15/18	(22,929)
Morgan Stanley & Co., Inc.	EUR	3,097	USD	3,807	5/15/18	(14,571)
Morgan Stanley & Co., Inc.	USD	2,983	GBP	2,143	5/15/18	29,020
Royal Bank of Scotland PLC	CAD	3,307	USD	2,623	5/15/18	54,103
Royal Bank of Scotland PLC	USD	4,424	CAD	5,519	5/15/18	(136,907)
Standard Chartered Bank	AUD	1,146	USD	894	5/15/18	13,945
Standard Chartered Bank	USD	12,850	JPY	1,388,068	5/15/18	227,831
State Street Bank & Trust Co.	USD	734	EUR	595	5/15/18	(296)

						$76,232

2018 Semi-Annual Report	69

Schedule of Investments (continued)

CREDIT DEFAULT SWAPS (see Note 3)
Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Credit Suisse International
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00%	Monthly	3.17%	USD	527	$(23,065)	$(31,689)	$8,624
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	3.17	USD	469	(20,501)	(26,544)	6,043
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	3.17	USD	245	(10,723)	(10,034)	(689)
Deutsche Bank AG
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	3.17	USD	564	(24,685)	(34,064)	9,379
Goldman Sachs International
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	3.17	USD	211	(9,235)	(12,239)	3,004
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	3.17	USD	211	(9,235)	(11,450)	2,215
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	3.17	USD	295	(12,927)	(11,758)	(1,169)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	3.17	USD	82	(3,589)	(3,375)	(214)

						$(113,960)	$(141,153)	$27,193

* Termination date

INFLATION (CPI) SWAPS (see Note 3)
				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	5,000	10/23/26	2.310%	CPI#	Maturity	$ (183,299)
Barclays Bank PLC	USD	5,000	12/04/27	2.170%	CPI#	Maturity	69,511
Barclays Bank PLC	USD	1,000	10/23/29	2.388%	CPI#	Maturity	(46,243)
Citibank, NA	USD	7,280	12/14/20	1.548%	CPI#	Maturity	214,430
Citibank, NA	USD	6,400	10/23/21	2.039%	CPI#	Maturity	(111,943)
Citibank, NA	USD	7,000	11/04/23	1.900%	CPI#	Maturity	185,011
Citibank, NA	USD	3,000	7/20/27	2.104%	CPI#	Maturity	62,169
Deutsche Bank AG	USD	3,700	7/15/20	1.265%	CPI#	Maturity	168,863
Deutsche Bank AG	USD	4,000	9/04/25	1.818%	CPI#	Maturity	130,407
JPMorgan Chase Bank, NA	USD	3,000	3/02/24	2.175%	CPI#	Maturity	12,668
JPMorgan Chase Bank, NA	USD	5,000	7/20/24	1.995%	CPI#	Maturity	105,923
JPMorgan Chase Bank, NA	USD	4,000	11/04/26	2.015%	CPI#	Maturity	113,286
Morgan Stanley Capital Services LLC	USD	19,000	7/20/22	1.939%	CPI#	Maturity	328,841
Morgan Stanley Capital Services LLC	USD	5,000	7/20/32	2.158%	CPI#	Maturity	132,908

							$ 1,182,532

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2018, the aggregate market value of these securities amounted to $4,235,601 or 0.7% of net assets.
(b)	When-Issued or delayed delivery security.
(c)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of March 31, 2018 and the aggregate market value of these securities amounted to $5,122,749 or 0.87% of net assets.

70	Sanford C. Bernstein Fund, Inc.

(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.
(e)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(f)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(g)	Affiliated investments.
(h)	The rate shown represents the 7-day yield as of period end.
(i)	On March 30, 2018, the Portfolio and U.S. stock exchanges were closed for business due to a U.S. holiday but the foreign markets remained open for trading. The Portfolio valued its foreign securities using the closing market prices from the respective foreign markets as of March 29, 2018 for financial reporting purposes.

As of March 31, 2018, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 3.5% and 0.0%, respectively.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

NOK—Norwegian Krone

SEK—Swedish Krona

USD—United States Dollar

Glossary:

AGM—Assured Guaranty Municipal

CD-CMBX.NA—North American Commercial Mortgage-Backed Index

COP—Certificate of Participation

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

ETM—Escrowed to Maturity

FTSE—Financial Times Stock Exchange

MSCI—Morgan Stanley Capital International

NATL—National Interstate Corporation

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

2018 Semi-Annual Report	71

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay N Portfolio

March 31, 2018 (Unaudited)

	Principal Amount (000)	U.S. $ Value
MUNICIPAL OBLIGATIONS–68.9%
Long-Term Municipal Bonds–68.9%
Alabama–0.2%
County of Jefferson AL Sewer Revenue Series 2013D 5.00%, 10/01/22	$1,000	$1,090,090

Arizona–0.7%
City of Phoenix Civic Improvement Corp. Series 2010A 5.00%, 7/01/22 (Pre-refunded/ETM)	2,575	2,758,340
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017B 4.00%, 10/01/23(a)	420	421,386

		3,179,726

Colorado–1.4%
City & County of Denver CO (United Airlines, Inc.) Series 2017 5.00%, 10/01/32	1,000	1,081,130
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2011A 5.75%, 11/15/20	3,150	3,452,998
Plaza Metropolitan District No 1 Series 2013 5.00%, 12/01/22(a)	600	649,914
Regional Transportation District (Denver Transit Partners LLC) Series 2010 5.375%, 7/15/25	1,100	1,170,224

		6,354,266

District of Columbia–0.5%
Metropolitan Washington Airports Authority Series 2010B 5.00%, 10/01/21	2,100	2,251,494

Florida–1.5%
Broward County School Board/FL COP Series 2011A 5.00%, 7/01/18	3,500	3,530,205
Citizens Property Insurance Corp. Series 2012A-1 5.00%, 6/01/21	2,840	3,097,844
State of Florida Lottery Revenue Series 2010C 5.00%, 7/01/18	170	171,467

		6,799,516

	Principal Amount (000)	U.S. $ Value
Illinois–2.7%
Chicago Board of Education Series 2017C 5.00%, 12/01/23	$1,465	$1,559,097
Illinois Finance Authority (Illinois Institute of Technology) Series 2006A 5.00%, 4/01/18	475	475,000
Metropolitan Pier & Exposition Authority Series 2017B 5.00%, 12/15/25	1,000	1,087,760
State of Illinois Series 2014 5.00%, 5/01/22–5/01/23	4,990	5,205,193
Series 2017D 5.00%, 11/01/24	2,000	2,088,720
State of Illinois (State of Illinois Sales Tax) Series 2010 5.00%, 6/15/20	1,685	1,790,970

		12,206,740

Massachusetts–0.3%
Commonwealth of Massachusetts NATL Series 2000F 2.611%, 12/01/30(b)	1,525	1,520,547

Michigan–1.2%
Michigan Finance Authority (Great Lakes Water Authority Sewage Disposal System) AGM Series 2014C 5.00%, 7/01/26	5,055	5,700,220

New Jersey–2.7%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2015X 5.00%, 6/15/21	4,555	4,859,502
Series 2018A 5.00%, 6/15/31	1,985	2,154,817
New Jersey Transit Corp. Series 2014A 5.00%, 9/15/21	2,410	2,584,002
New Jersey Turnpike Authority AGM Series 2005D-3 5.25%, 1/01/26	2,555	3,013,648

		12,611,969

New York–55.4%
Albany County Airport Authority AGM Series 2010A 5.00%, 12/15/22-12/15/23	3,555	3,784,902
Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.25%, 11/01/29	1,000	1,070,440

72	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)	U.S. $ Value
Central Islip Union Free School District Series 2013 5.00%, 7/15/19	$750	$782,438
City of New York NY Series 2010B 5.00%, 8/01/19	1,275	1,330,501
Series 2010H 5.00%, 6/01/19 (Pre-refunded/ETM)	945	980,683
5.00%, 6/01/19	275	285,546
Series 2014A 5.00%, 8/01/28	1,285	1,470,271
Series 2014J 5.00%, 8/01/27	1,085	1,244,170
Series 2015F 5.00%, 6/01/21	1,905	2,085,308
Series 2017-1 5.00%, 8/01/31	6,160	7,237,877
Series 2018E 5.00%, 3/01/31	1,055	1,250,629
City of Yonkers NY AGM Series 2015A 5.00%, 3/15/21	2,000	2,163,260
County of Nassau NY Series 2011A 5.00%, 4/01/20	2,050	2,179,601
Series 2014A 5.00%, 4/01/25	4,775	5,441,447
Series 2017C 5.00%, 10/01/25	1,875	2,176,856
County of Westchester NY Series 2016A 5.00%, 1/01/21–1/01/23	10,435	11,603,434
Hempstead Town Local Development Corp. (Hofstra University) Series 2013 5.00%, 7/01/21	700	765,170
Hudson Yards Infrastructure Corp. Series 2017A 5.00%, 2/15/32	2,320	2,702,382
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2014 4.75%, 1/01/20(c)	275	271,233
Metropolitan Transportation Authority Series 2011 5.00%, 11/15/25 (Pre-refunded/ETM)	2,075	2,304,910
Series 2011C 5.00%, 11/15/25	4,430	4,888,106
Series 2012 5.00%, 11/15/22	2,650	2,978,944
Series 2012F 5.00%, 11/15/25	1,000	1,115,270
Series 2017C 5.00%, 11/15/26–11/15/31	12,180	14,287,645
Metropolitan Transportation Authority (Metropolitan Transportation Authority Ded Tax) Series 2012A 5.00%, 11/15/23–11/15/26	$9,840	$11,081,454
Series 2016A 5.00%, 11/15/25	1,375	1,641,475
Nassau County Local Economic Assistance Corp. (Catholic Health Services of Long Island Obligated Group)
Series 2014 5.00%, 7/01/20	1,000	1,062,090
New York City Municipal Water Finance Authority Series 2010FF 5.00%, 6/15/25	500	535,580
Series 2011GG 5.00%, 6/15/26	8,070	8,829,710
Series 2015G 5.00%, 6/15/27	2,885	3,369,853
New York City Transitional Finance Authority Building Aid Revenue Series 2018S 5.00%, 7/15/31	1,460	1,736,597
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2009B 5.00%, 11/01/18	4,525	4,615,183
Series 2010I-2 5.00%, 11/01/19	2,000	2,103,260
Series 2011B 5.00%, 2/01/21	4,110	4,467,364
Series 2012D 5.00%, 11/01/22	1,220	1,375,904
Series 2012S 5.00%, 5/01/19 (Pre-refunded/ETM)	1,000	1,036,280
Series 2013I 5.00%, 5/01/22	2,270	2,535,363
Series 2014B 5.00%, 11/01/26	4,000	4,616,600
Series 2015C 5.00%, 11/01/28	2,145	2,474,300
Series 2017 5.00%, 11/01/26–11/01/28	4,265	5,093,604
Series 2017E-1 5.00%, 2/01/30	1,155	1,359,400
New York City Trust for Cultural Resources (Lincoln Center for the Performing Arts, Inc.) Series 2016A 5.00%, 12/01/26	5,575	6,635,030
New York State Dormitory Authority Series 2012A 5.00%, 7/01/26 (Pre-refunded/ETM)	1,965	2,204,534

2018 Semi-Annual Report	73

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value
New York State Dormitory Authority (Mount Sinai Hospitals Group, Inc.) Series 2010A 5.00%, 7/01/18	$645	$650,321
New York State Dormitory Authority (New York State Dormitory Authority Lease) Series 2009A 5.00%, 7/01/24	3,440	3,581,281
AGM Series 2015 5.00%, 10/01/22	2,725	3,063,472
New York State Dormitory Authority (New York State Sales Tax) Series 2015A 5.00%, 3/15/21–3/15/23	12,235	13,504,177
New York State Dormitory Authority (Orange Regional Medical Center Obligated Group)
Series 2017 5.00%, 12/01/24(a)	700	778,568
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2012A 5.00%, 12/15/21–12/15/22	3,965	4,439,959
Series 2014A 5.00%, 2/15/28	2,035	2,318,089
Series 2014C 5.00%, 3/15/29	3,000	3,408,660
New York State Dormitory Authority (State University of New York Dormitory Fees) Series 2013A 5.00%, 7/01/21	1,000	1,097,060
Series 2015A 5.00%, 7/01/18	3,440	3,468,724
New York State Energy Research & Development Authority (Consolidated Edison Co. of New York, Inc.) AMBAC Series 2001A 2.215%, 5/01/34(b)	1,000	959,960
XLCA Series 2004A 2.187%, 1/01/39(b)	200	191,988
XLCA Series 2004B 2.215%, 5/01/32(b)	925	887,972
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority) Series 2012D 5.00%, 6/15/20	1,745	1,870,361
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2011A 5.00%, 4/01/23	1,590	1,732,814
Series 2012A 5.00%, 4/01/20	1,975	2,103,889

	Principal Amount (000)	U.S. $ Value
AMBAC Series 2005B 5.50%, 4/01/20	$2,400	$2,580,072
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2013A 5.00%, 5/01/19	9,000	9,318,690
New York State Thruway Authority (State of New York Pers Income Tax) Series 2010A 5.00%, 3/15/25	4,500	4,850,325
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2016A 5.00%, 3/15/22–3/15/24	6,600	7,449,405
New York Transportation Development Corp. (American Airlines, Inc.) 5.00%, 8/01/21	585	630,039
Series 2016 5.00%, 8/01/26–8/01/31	4,170	4,412,367
New York Transportation Development Corp. (Terminal One Group Association LP) Series 2015 5.00%, 1/01/22	1,755	1,913,459
Niagara Falls City School District Series 2016 5.00%, 6/15/18-6/15/19	3,855	3,956,789
Niagara Frontier Transportation Authority AGM Series 2004A2 3.723%, 4/01/24(b)	875	869,671
Port Authority of New York & New Jersey Series 2013-178 5.00%, 12/01/23	2,515	2,842,076
Series 2013-180 5.00%, 6/01/21	2,500	2,743,900
Series 2014 5.00%, 9/01/23-9/01/28	5,615	6,337,032
Series 2015E 5.00%, 10/15/23	1,000	1,127,880
Series 2017 5.00%, 11/15/30	1,735	2,066,090
Sales Tax Asset Receivable Corp. Series 2014A 5.00%, 10/15/18-10/15/25	5,740	6,408,142
Town of Oyster Bay NY Series 2016C 4.00%, 6/01/18	1,550	1,554,821
Triborough Bridge & Tunnel Authority Series 2017 5.00%, 11/15/28	1,820	2,236,198
Troy Capital Resource Corp. (Rensselaer Polytechnic Institute) Series 2010B 5.00%, 9/01/19-9/01/20	1,540	1,621,512

74	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)	U.S. $ Value
Utility Debt Securitization Authority Series 2015 5.00%, 12/15/24	$1,500	$1,697,985
Series 2016B 5.00%, 12/15/20	5,185	5,310,062

		255,158,414

Ohio–0.3%
Ohio Air Quality Development Authority (FirstEnergy Generation LLC) Series 2009D 4.25%, 8/01/29	210	183,698
Ohio Air Quality Development Authority (Pratt Paper OH, Inc.) Series 2017 3.75%, 1/15/28(a)	1,000	999,140
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Corp.) Series 2016B 4.375%, 6/01/33	300	262,371

		1,445,209

Pennsylvania–1.2%
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 7/01/24	1,000	1,100,510
Philadelphia Parking Authority (The) (Philadelphia Airport Parking) Series 2009 5.25%, 9/01/23	200	214,146
Sports & Exhibition Authority of Pittsburgh and Allegheny County (Sports & Exhibition Authority of Pittsburgh and Allegheny County Hotel Occupancy Tax) AGM Series 2010 5.00%, 2/01/24	4,000	4,263,000

		5,577,656

Puerto Rico–0.1%
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (AES Puerto Rico LP) Series 2000 6.625%, 6/01/26	445	396,050

Texas–0.2%
Mission Economic Development Corp. (Natgasoline LLC) Series 2016B 5.75%, 10/01/31(a)	770	800,931

Washington–0.5%
Port of Seattle WA Series 2010C 5.00%, 2/01/21	$2,300	$2,484,759

Total Municipal Obligations (cost $313,667,216)		317,577,587

	Shares
INVESTMENT COMPANIES–23.2%
Funds and Investment Trusts–23.2%(d)
iShares Core MSCI EAFE ETF	207,783	13,688,744
iShares Core MSCI Emerging Markets ETF	234,572	13,699,005
SPDR S&P 500 ETF Trust	289,738	76,244,555
Vanguard Mid-Cap ETF	21,255	3,277,733

Total Investment Companies (cost $91,099,537)		106,910,037

	Principal Amount (000)
GOVERNMENTS—TREASURIES–0.2%
United States–0.2%
U.S. Treasury Notes 2.12%, 11/30/23(e) (cost $989,888)	$1,000	974,062

SHORT-TERM INVESTMENTS–6.7%
U.S. Treasury Bills–4.6%
U.S. Treasury Bill
Zero Coupon, 4/05/18–6/21/18	16,000	15,968,300
Zero Coupon, 5/24/18(f)	5,000	4,988,329

Total U.S. Treasury Bills (cost $20,956,629)		20,956,629

	Shares
Investment Companies–2.1%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 1.41%(d)(g)(h) (cost $9,617,828)	9,617,828	9,617,828

Total Short-Term Investments (cost $30,574,457)		30,574,457

Total Investments—99.0% (cost $436,331,098)		456,036,143	(i)

Other assets less liabilities—1.0%		4,709,833

Net Assets—100.0%		$460,745,976

2018 Semi-Annual Report	75

Schedule of Investments (continued)

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Notional (000)			Original Value	Value at March 31, 2018	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Index Futures	358	June 2018	EUR	4		$14,725,445	$14,452,837	$(272,608)
FTSE 100 Index Futures	80	June 2018	GBP	1		7,989,828	7,849,509	(140,319)
MSCI Emerging Markets Futures	66	June 2018	USD	3		3,959,009	3,919,740	(39,269)
Russell 2000 Mini Futures	67	June 2018	USD	3		5,284,594	5,129,520	(155,074)
SPI 200 Futures	17	June 2018	AUD	0	**	1,950,727	1,872,352	(78,375)
TOPIX Index Futures	124	June 2018	JPY	1,240		19,846,875	20,003,383	156,508

Sold Contracts
S&P 500 E-Mini Futures	117	June 2018	USD	6		15,960,271	15,461,550	498,721
S&P TSX 60 Index Futures	57	June 2018	CAD	11		8,057,333	8,016,766	40,567

								$10,151

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	GBP	3,283	USD	4,541	5/15/18	$(71,685)
Bank of America, NA	USD	5,003	EUR	4,140	5/15/18	105,466
Bank of America, NA	USD	1,376	GBP	991	5/15/18	16,403
BNP Paribas SA	AUD	2,175	USD	1,693	5/15/18	22,226
BNP Paribas SA	USD	1,103	AUD	1,392	5/15/18	(33,972)
BNP Paribas SA	USD	1,750	EUR	1,402	5/15/18	(19,248)
BNP Paribas SA	USD	529	GBP	375	5/15/18	(2,088)
BNP Paribas SA	USD	3,281	NOK	25,508	5/15/18	(22,404)
Citibank, NA	JPY	793,800	USD	7,532	5/15/18	53,526
Citibank, NA	USD	4,408	EUR	3,511	5/15/18	(74,224)
Credit Suisse International	CHF	1,428	USD	1,532	5/15/18	32,607
Credit Suisse International	NOK	7,087	USD	888	5/15/18	(16,807)
Credit Suisse International	USD	1,158	CHF	1,063	5/15/18	(42,470)
Credit Suisse International	USD	5,862	GBP	4,147	5/15/18	(34,755)
Credit Suisse International	USD	3,860	JPY	415,620	5/15/18	55,677
Credit Suisse International	USD	922	NOK	7,087	5/15/18	(16,889)
Deutsche Bank AG	CHF	708	USD	760	5/15/18	17,316
Goldman Sachs Bank USA	CAD	2,170	USD	1,761	5/15/18	75,193
JPMorgan Chase Bank, NA	GBP	3,135	USD	4,259	5/15/18	(147,477)
JPMorgan Chase Bank, NA	SEK	10,322	USD	1,279	5/15/18	38,657
JPMorgan Chase Bank, NA	USD	1,258	SEK	10,322	5/15/18	(18,456)
Morgan Stanley & Co., Inc.	EUR	2,377	USD	2,922	5/15/18	(11,185)
Morgan Stanley & Co., Inc.	USD	2,347	GBP	1,687	5/15/18	22,837
Royal Bank of Scotland PLC	CAD	2,579	USD	2,046	5/15/18	42,205
Royal Bank of Scotland PLC	USD	3,454	CAD	4,309	5/15/18	(106,928)
Standard Chartered Bank	AUD	1,032	USD	805	5/15/18	12,548
Standard Chartered Bank	USD	9,571	JPY	1,033,860	5/15/18	169,693
State Street Bank & Trust Co.	USD	22	EUR	18	5/15/18	(9)

						$45,757

76	Sanford C. Bernstein Fund, Inc.

CREDIT DEFAULT SWAPS (see Note 3)
Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Credit Suisse International CDX-CMBX.NA.A Series 6, 5/11/63*	2.00%	Monthly	3.17%	USD	430	$(18,819)	$(25,856)	$7,037
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	3.17	USD	380	(16,611)	(21,507)	4,896
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	3.17	USD	198	(8,666)	(8,109)	(557)
Deutsche Bank AG CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	3.17	USD	460	(20,133)	(27,783)	7,650
Goldman Sachs International CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	3.17	USD	172	(7,528)	(9,976)	2,448
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	3.17	USD	172	(7,528)	(9,334)	1,806
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	3.17	USD	241	(10,561)	(9,606)	(955)
Morgan Stanley Capital Services LLC CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	3.17	USD	67	(2,932)	(2,757)	(175)

						$(92,778)	$(114,928)	$22,150

* Termination date

INFLATION (CPI) SWAPS (see Note 3)
				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	4,000	10/23/26	2.310%	CPI#	Maturity	$ (146,639)
Barclays Bank PLC	USD	1,000	10/23/29	2.388%	CPI#	Maturity	(46,243)
Barclays Bank PLC	USD	3,000	12/04/32	2.233%	CPI#	Maturity	46,525
Citibank, NA	USD	5,700	12/14/20	1.548%	CPI#	Maturity	167,892
Citibank, NA	USD	3,800	10/23/21	2.039%	CPI#	Maturity	(66,466)
Citibank, NA	USD	7,000	11/04/23	1.900%	CPI#	Maturity	185,011
Citibank, NA	USD	3,500	7/20/27	2.104%	CPI#	Maturity	72,530
Deutsche Bank AG	USD	2,900	7/15/20	1.265%	CPI#	Maturity	132,352
Deutsche Bank AG	USD	4,000	9/04/25	1.818%	CPI#	Maturity	130,407
JPMorgan Chase Bank, NA	USD	2,500	3/02/24	2.175%	CPI#	Maturity	10,557
JPMorgan Chase Bank, NA	USD	7,000	7/20/24	1.995%	CPI#	Maturity	148,291
JPMorgan Chase Bank, NA	USD	3,000	11/04/26	2.015%	CPI#	Maturity	84,965
Morgan Stanley Capital Services LLC	USD	8,500	7/20/22	1.939%	CPI#	Maturity	147,113
Morgan Stanley Capital Services LLC	USD	1,800	7/20/32	2.158%	CPI#	Maturity	47,847

							$ 914,142

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

2018 Semi-Annual Report	77

Schedule of Investments (continued)

**	Notional amount less than 500.
(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2018, the aggregate market value of these securities amounted to $3,649,939 or 0.8% of net assets.
(b)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of March 31, 2018 and the aggregate market value of these securities amounted to $4,430,138 or 0.96% of net assets.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.06% of net assets as of March 31, 2018, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2014 4.75%, 1/01/20	11/13/14	$ 275,000	$271,233	0.06%

(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.
(e)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(f)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(g)	Affiliated investments.
(h)	The rate shown represents the 7-day yield as of period end.
(i)	On March 30, 2018, the Portfolio and U.S. stock exchanges were closed for business due to a U.S. holiday but the foreign markets remained open for trading. The Portfolio valued its foreign securities using the closing market prices from the respective foreign markets as of March 29, 2018 for financial reporting purposes.

As of March 31, 2018, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 9.1% and 0.0%, respectively.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

NOK—Norwegian Krone

SEK—Swedish Krona

USD—United States Dollar

Glossary:

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

COP—Certificate of Participation

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

ETM—Escrowed to Maturity

FTSE—Financial Times Stock Exchange

MSCI—Morgan Stanley Capital International

NATL—National Interstate Corporation

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

78	Sanford C. Bernstein Fund, Inc.

Statement of Assets and Liabilities—March 31, 2018 (Unaudited)

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO
ASSETS
Investments in securities at value
Unaffiliated issuers	$1,218,767,236	$2,537,074,524	$1,215,156,001
Affiliated issuers	1,007,171,050	2,069,909,215	114,544,266
Foreign currencies, at value (a)	7,639,664	15,805,308	3,207,571
Cash	3,324,470	6,554,590	233,089
Cash collateral due from broker	0	0	980,702
Due from custodian	0	44,856	3,649
Receivables:
Unaffiliated dividends and interest	1,657,167	3,427,156	5,551,075
Affiliated dividends	157,914	318,460	89,661
Foreign withholding tax reclaims	121,317	240,838	0
Investment securities sold	72,765	2,041,206	19,669,649
Capital shares sold	883,953	552,261	853,749
Variation margin on futures	0	0	1,933,392
Terminated centrally cleared interest rate swaps	0	0	2,956,899
Newly entered interest rate swaps	0	0	99,065
Unrealized appreciation of forward currency exchange contracts	7,305,677	14,946,435	4,091,998
Unrealized appreciation of inflation swaps	0	0	332,085
Unrealized appreciation on variance swaps	0	0	115
Unrealized appreciation of credit default swaps	0	0	42,783
Upfront premiums paid on credit default swaps	0	0	114,727

Total assets	2,247,101,213	4,650,914,849	1,369,860,476

LIABILITIES
Cash collateral due to broker	793,304	1,627,527	260,000
Payables:
Investment securities purchased	339,895	698,309	74,914,960
Variation margin on futures	3,929,020	8,331,056	0
Capital shares redeemed	1,587,573	4,137,151	942,870
Management fee	1,117,182	2,328,287	689,779
Shareholder servicing fee	321,582	619,016	138,967
Variation margin on centrally cleared swaps	0	0	73,528
Transfer Agent fee	17,443	25,241	11,601
Terminated centrally cleared interest rate swaps	0	0	191,371
Accrued expenses	121,520	126,261	124,392
Unrealized depreciation of forward currency exchange contracts	6,668,263	14,414,749	3,253,760
Unrealized depreciation of credit default swaps	0	0	685,317
Unrealized depreciation on variance swaps	0	0	220
Upfront premiums received on credit default swaps	0	0	1,590,112

Total liabilities	14,895,782	32,307,597	82,876,877

NET ASSETS	$2,232,205,431	$4,618,607,252	$1,286,983,599

Cost of investments
Unaffiliated issuers	$985,627,000	$2,007,030,273	$1,180,416,845
Affiliated issuers	862,489,800	1,773,832,051	113,009,344
NET ASSETS CONSIST OF:
Capital stock, at par	$163,702	$324,099	$117,622
Additional paid-in capital	1,788,064,401	3,637,192,464	1,222,219,313
Undistributed net investment income/(distributions in excess of net investment income)	7,664,611	(17,078,230)	1,025,048
Accumulated net realized gain on investment and foreign currency transactions	37,605,892	132,530,901	23,616,149
Net unrealized appreciation/depreciation of:
Investments, futures and swap transactions	398,124,968	865,011,724	39,169,313
Foreign currency denominated assets and liabilities	581,857	626,294	836,154

	$2,232,205,431	$4,618,607,252	$1,286,983,599

(a) Cost: $7,562,611, $15,570,922 and $3,290,596, respectively. (Note 1)

See Notes to Financial Statements.

2018 Semi-Annual Report	79

Statement of Assets and Liabilities—March 31, 2018 (Unaudited) (continued)

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO
NET ASSET VALUE PER SHARE
Class 1 Shares
Net Assets	$1,822,121,884	$3,508,067,285	$1,059,686,172
Shares of capital stock outstanding	133,659,223	246,281,546	96,875,815

Net asset value, offering and redemption price per share	$13.63	$14.24	$10.94

Class 2 Shares
Net Assets	$410,083,547	$1,110,539,967	$227,297,427
Shares of capital stock outstanding	30,042,777	77,817,523	20,746,293

Net asset value, offering and redemption price per share	$13.65	$14.27	$10.96

See Notes to Financial Statements.

80	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO
ASSETS
Investments in securities at value
Unaffiliated issuers	$1,852,894,709	$570,639,915	$446,418,315
Affiliated issuers	98,063,585	17,232,192	9,617,828
Foreign currencies, at value (a)	2,648,678	751,818	584,026
Cash	780,962	277,956	171,488
Receivables:
Unaffiliated dividends and interest	18,216,385	5,711,695	4,376,733
Affiliated dividends	113,318	20,656	14,155
Capital shares sold	351,524	102,063	17,025
Variation margin on futures	708,843	55,817	227,965
Unrealized appreciation of inflation swaps	4,870,347	1,524,017	1,173,490
Unrealized appreciation of forward currency exchange contracts	2,770,176	854,834	664,354
Unrealized appreciation of credit default swaps	79,127	29,265	23,837

Total assets	1,981,497,654	597,200,228	463,289,216

LIABILITIES
Cash collateral due to broker	3,850,000	970,000	730,000
Payables:
Investment securities purchased	0	3,080,978	0
Capital shares redeemed	1,316,965	431,500	414,793
Management fee	1,110,566	335,415	262,162
Shareholder servicing fee	174,290	48,221	49,571
Transfer Agent fee	13,741	4,716	4,801
Accrued expenses	114,686	98,634	87,353
Unrealized depreciation of forward currency exchange contracts	2,645,087	778,602	618,597
Unrealized depreciation of inflation swaps	1,392,092	341,485	259,348
Unrealized depreciation of credit default swaps	7,064	2,072	1,687
Upfront premiums received on credit default swaps	390,521	141,153	114,928

Total liabilities	11,015,012	6,232,776	2,543,240

NET ASSETS	$1,970,482,642	$590,967,452	$460,745,976

Cost of investments
Unaffiliated issuers	$1,765,872,588	$546,935,119	$426,713,270
Affiliated issuers	98,063,585	17,232,192	9,617,828
NET ASSETS CONSIST OF:
Capital stock, at par	$176,718	$52,866	$41,525
Additional paid-in capital	1,858,298,565	558,853,514	434,828,893
Undistributed net investment income	9,420,743	2,197,463	1,730,538
Accumulated net realized gain on investment and foreign currency transactions	11,296,769	4,305,448	3,462,448
Net unrealized appreciation/depreciation of:
Investments, futures and swap transactions	91,226,341	25,501,213	20,651,488
Foreign currency denominated assets and liabilities	63,506	56,948	31,084

	$1,970,482,642	$590,967,452	$460,745,976

(a) Cost: $2,513,231, $711,112 and $528,363, respectively. (Note 1)

See Notes to Financial Statements.

2018 Semi-Annual Report	81

Statement of Assets and Liabilities—March 31, 2018 (Unaudited) (continued)

	TAX-AWARE OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO
NET ASSET VALUE PER SHARE
Class 1 Shares
Net Assets	$1,319,129,209	$365,452,322	$375,454,637
Shares of capital stock outstanding	118,343,952	32,700,147	33,847,310

Net asset value, offering and redemption price per share	$11.15	$11.18	$11.09

Class 2 Shares
Net Assets	$651,353,433	$225,515,130	$85,291,339
Shares of capital stock outstanding	58,373,783	20,166,129	7,677,749

Net asset value, offering and redemption price per share	$11.16	$11.18	$11.11

See Notes to Financial Statements.

82	Sanford C. Bernstein Fund, Inc.

Statement of Operations—for the six months ended March 31, 2018 (Unaudited)

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO
INVESTMENT INCOME
Income:
Interest	$0	$0	$12,380,678
Dividends
Unaffiliated issuers (net of foreign withholding taxes of $29,912, $30,739 and $0, respectively)	10,444,955	22,198,935	1,826,598
Affiliated issuers	17,453,032	35,687,167	2,022,551
Other income	2,223	4,577	1,259

Total income	27,900,210	57,890,679	16,231,086

Expenses:
Management fee (see Note 2A)	10,222,988	21,051,488	4,179,145
Shareholder servicing fee (see Note 2B)	1,847,856	3,556,175	794,564
Custodian fee	107,467	113,451	186,183
Transfer Agent fee—Class 1	35,192	47,309	35,412
Transfer Agent fee—Class 2	8,073	14,927	7,572
Auditing and tax fees	57,371	50,928	62,288
Directors’ fees and expenses	36,766	75,160	20,496
Legal fees	20,881	41,841	11,790
Registration fees	22,629	24,486	22,051
Printing fees	11,205	15,598	11,548
Miscellaneous	53,013	73,908	39,252

Total expenses	12,423,441	25,065,271	5,370,301
Less: expenses waived and reimbursed by the Adviser (see Note 2A)	(3,808,993)	(7,637,839)	(272,544)

Net expenses	8,614,448	17,427,432	5,097,757

Net investment income	19,285,762	40,463,247	11,133,329

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	65,134,015	153,861,823	6,126,480
Affiliated Underlying Portfolios	2,736,551	5,493,481	568,756
Capital gain distributions from underlying funds	6,091,692	12,414,285	0
Forward currency exchange contracts	1,498,915	4,276,836	(13,422)
Futures	(4,736,715)	(31,037,222)	13,244,626
Swaps	0	(19,270)	1,465,342
Foreign currency transactions	(726,359)	(1,438,077)	(4,940,669)

Net realized gain on investment and foreign currency transactions	69,998,099	143,551,856	16,451,113

Net change in unrealized appreciation/depreciation of:
Investments	(19,346,460)	(52,635,277)	(6,270,840)
Affiliated Underlying Portfolios	17,595,167	35,756,694	(419,296)
Forward currency exchange contracts	(1,816,753)	(4,447,451)	1,468,447
Futures	18,797,042	40,127,630	(764,687)
Swaps	0	0	639,859
Foreign currency denominated assets and liabilities	(5,441)	218,965	(5,262)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	15,223,555	19,020,561	(5,351,779)

Net realized and unrealized gain on investment and foreign currency transactions	85,221,654	162,572,417	11,099,334

Net increase in net assets resulting from operations	$104,507,416	$203,035,664	$22,232,663

See Notes to Financial Statements.

2018 Semi-Annual Report	83

Statement of Operations—for the six months ended March 31, 2018 (Unaudited) (continued)

	TAX-AWARE OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO
INVESTMENT INCOME
Income:
Interest	$18,982,130	$5,222,823	$4,311,240
Dividends
Unaffiliated issuers	5,080,694	1,534,400	1,151,024
Affiliated issuers	586,636	167,909	88,737
Other income	1,915	581	453

Total income	24,651,375	6,925,713	5,551,454

Expenses:
Management fee (see Note 2A)	6,427,446	1,934,072	1,513,477
Shareholder servicing fee (see Note 2B)	995,229	274,594	282,848
Custodian fee	104,651	72,432	68,576
Transfer Agent fee—Class 1	23,235	6,804	9,150
Transfer Agent fee—Class 2	11,395	4,255	2,148
Auditing and tax fees	50,962	50,928	50,928
Registration fees	24,283	16,961	17,017
Directors’ fees and expenses	31,525	10,379	7,661
Legal fees	18,312	5,695	4,403
Printing fees	8,934	2,745	2,912
Miscellaneous	45,381	27,584	25,662

Total expenses	7,741,353	2,406,449	1,984,782
Less: expenses waived and reimbursed by the Adviser (see Note 2A)	(130,800)	(38,146)	(21,339)

Net expenses	7,610,553	2,368,303	1,963,443

Net investment income	17,040,822	4,557,410	3,588,011

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	1,797,552	1,270,750	1,144,476
Affiliated Underlying Portfolios	898,563	262,647	215,159
Forward currency exchange contracts	2,028,723	617,254	495,588
Futures	9,670,142	3,510,019	2,571,463
Swaps	3,974,807	1,137,361	979,574
Foreign currency transactions	(63,847)	(9,638)	(24,610)

Net realized gain on investment and foreign currency transactions	18,305,940	6,788,393	5,381,650

Net change in unrealized appreciation/depreciation of:
Investments	(11,494,149)	(3,492,889)	(2,891,173)
Affiliated Underlying Portfolios	(617,762)	(180,570)	(147,922)
Forward currency exchange contracts	(926,358)	(232,268)	(213,591)
Futures	(5,145,059)	(1,306,154)	(1,379,812)
Swaps	1,302,236	446,600	232,835
Foreign currency denominated assets and liabilities	(48,962)	(16,141)	(12,147)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(16,930,054)	(4,781,422)	(4,411,810)

Net realized and unrealized gain on investment and foreign currency transactions	1,375,886	2,006,971	969,840

Net increase in net assets resulting from operations	$18,416,708	$6,564,381	$4,557,851

See Notes to Financial Statements.

84	Sanford C. Bernstein Fund, Inc.

Statement of Changes in Net Assets

	OVERLAY A PORTFOLIO		TAX-AWARE OVERLAY A PORTFOLIO

	SIX MONTHS ENDED 3/31/18 (UNAUDITED)	YEAR ENDED 9/30/17	SIX MONTHS ENDED 3/31/18 (UNAUDITED)	YEAR ENDED 9/30/17

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$19,285,762	$17,456,391	$40,463,247	$38,560,818
Net realized gain on investment and foreign currency transactions	69,998,099	82,387,271	143,551,856	194,854,242
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	15,223,555	178,596,790	19,020,561	333,481,912
Contributions from affiliates (see Note 2A)	0	775	0	872

Net increase in net assets resulting from operations	104,507,416	278,441,227	203,035,664	566,897,844

Dividends and distributions to shareholders:
Dividends from net investment income (a)	(30,108,673)	(11,662,754)	(99,062,804)	(23,304,471)
Distributions from net realized gain on investment transactions (a)	0	0	(11,451,401)	0

Total dividends and distributions to shareholders	(30,108,673)	(11,662,754)	(110,514,205)	(23,304,471)

Capital-share transactions
Net proceeds from sales of shares	127,570,096	258,359,970	194,682,034	397,427,994
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	25,979,035	10,390,797	90,850,197	18,733,821

Total proceeds from shares sold	153,549,131	268,750,767	285,532,231	416,161,815
Cost of shares redeemed	(211,852,719)	(353,662,902)	(253,397,006)	(634,654,543)

Net increase (decrease) in net assets from capital-share transactions	(58,303,588)	(84,912,135)	32,135,225	(218,492,728)

Net increase in net assets	16,095,155	181,866,338	124,656,684	325,100,645

NET ASSETS:
Beginning of period	2,216,110,276	2,034,243,938	4,493,950,568	4,168,849,923

End of period (b)	$2,232,205,431	$2,216,110,276	$4,618,607,252	$4,493,950,568

(b) Includes undistributed net investment income/(distributions in excess of net investment income) of:	$7,664,611	$18,487,522	$(17,078,230)	$41,521,327

(a) See page 88 for share class information on dividend distributions for the Overlay A and Tax-Aware Overlay A Portfolios.

See Notes to Financial Statements.

2018 Semi-Annual Report	85

Statement of Changes in Net Assets (continued)

	OVERLAY B PORTFOLIO		TAX-AWARE OVERLAY B PORTFOLIO

	SIX MONTHS ENDED 3/31/18 (UNAUDITED)	YEAR ENDED 9/30/17	SIX MONTHS ENDED 3/31/18 (UNAUDITED)	YEAR ENDED 9/30/17

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$11,133,329	$18,416,776	$17,040,822	$29,261,335
Net realized gain on investment and foreign currency transactions	16,451,113	20,092,014	18,305,940	40,749,873
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(5,351,779)	28,370,615	(16,930,054)	43,624,408
Contributions from affiliates (see Note 2A)	0	2,581	0	562

Net increase in net assets resulting from operations	22,232,663	66,881,986	18,416,708	113,636,178

Dividends and distributions to shareholders:
Dividends from net investment income (a)	(27,359,277)	(28,460,071)	(31,253,584)	(29,303,631)
Distributions from net realized gain on investment transactions (a)	(2,105,358)	0	(47,135,286)	(17,668,141)

Total dividends and distributions to shareholders	(29,464,635)	(28,460,071)	(78,388,870)	(46,971,772)

Capital-share transactions
Net proceeds from sales of shares	114,871,187	197,159,555	139,333,260	212,961,837
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	24,800,857	23,944,829	70,975,124	41,111,683

Total proceeds from shares sold	139,672,044	221,104,384	210,308,384	254,073,520
Cost of shares redeemed	(100,454,157)	(218,907,025)	(112,393,819)	(293,301,280)

Net increase (decrease) in net assets from capital-share transactions	39,217,887	2,197,359	97,914,565	(39,227,760)

Net increase in net assets	31,985,915	40,619,274	37,942,403	27,436,646

NET ASSETS:
Beginning of period	1,254,997,684	1,214,378,410	1,932,540,239	1,905,103,593

End of period (b)	$1,286,983,599	$1,254,997,684	$1,970,482,642	$1,932,540,239

(b) Includes undistributed net investment income of:	$1,025,048	$27,391,859	$9,420,743	$23,633,505

(a) See page 88 for share class information on dividend distributions for the Overlay B and Tax-Aware Overlay B Portfolios.

See Notes to Financial Statements.

86	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY C PORTFOLIO		TAX-AWARE OVERLAY N PORTFOLIO

	SIX MONTHS ENDED 3/31/18 (UNAUDITED)	YEAR ENDED 9/30/17	SIX MONTHS ENDED 3/31/18 (UNAUDITED)	YEAR ENDED 9/30/17

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$4,557,410	$7,524,405	$3,588,011	$6,060,925
Net realized gain on investment and foreign currency transactions	6,788,393	11,891,297	5,381,650	9,940,049
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(4,781,422)	14,004,524	(4,411,810)	10,992,955
Contributions from affiliates (see Note 2A)	0	443	0	408

Net increase in net assets resulting from operations	6,564,381	33,420,669	4,557,851	26,994,337

Dividends and distributions to shareholders:
Dividends from net investment income (a)	(9,295,334)	(4,893,358)	(7,318,603)	(4,402,188)
Distributions from net realized gain on investment transactions (a)	(13,374,598)	(5,002,871)	(10,706,523)	(4,802,571)

Total dividends and distributions to shareholders	(22,669,932)	(9,896,229)	(18,025,126)	(9,204,759)

Capital-share transactions
Net proceeds from sales of shares	36,080,690	64,924,898	27,143,022	54,085,608
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	20,608,264	8,932,240	16,488,106	8,385,438

Total proceeds from shares sold	56,688,954	73,857,138	43,631,128	62,471,046
Cost of shares redeemed	(30,865,375)	(70,029,299)	(27,124,626)	(71,702,097)

Net increase (decrease) in net assets from capital-share transactions	25,823,579	3,827,839	16,506,502	(9,231,051)

Net increase in net assets	9,718,028	27,352,279	3,039,227	8,558,527

NET ASSETS:
Beginning of period	581,249,424	553,897,145	457,706,749	449,148,222

End of period (b)	$590,967,452	$581,249,424	$460,745,976	$457,706,749

(b) Includes undistributed net investment income of:	$2,197,463	$6,935,387	$1,730,538	$5,461,130

(a) See page 88 for share class information on dividend distributions for the Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios.

See Notes to Financial Statements.

2018 Semi-Annual Report	87

Statement of Changes in Net Assets (continued)

	OVERLAY A PORTFOLIO		TAX-AWARE OVERLAY A PORTFOLIO

	SIX MONTHS ENDED 3/31/18 (UNAUDITED)	YEAR ENDED 9/30/17	SIX MONTHS ENDED 3/31/18 (UNAUDITED)	YEAR ENDED 9/30/17
Dividends and Distributions to shareholders:
Dividends from net investment income
Class 1	$(23,669,546)	$(8,842,979)	$(73,375,442)	$(16,248,186)
Class 2	(6,439,127)	(2,819,775)	(25,687,362)	(7,056,285)

	$(30,108,673)	$(11,662,754)	$(99,062,804)	$(23,304,471)

Distributions from net realized gain on investment transactions
Class 1	$0	$0	$(8,710,907)	$0
Class 2	0	0	(2,740,494)	0

	$0	$0	$(11,451,401)	$0

	OVERLAY B PORTFOLIO		TAX-AWARE OVERLAY B PORTFOLIO

	SIX MONTHS ENDED 3/31/18 (UNAUDITED)	YEAR ENDED 9/30/17	SIX MONTHS ENDED 3/31/18 (UNAUDITED)	YEAR ENDED 9/30/17
Dividends and Distributions to shareholders:
Dividends from net investment income
Class 1	$(22,152,963)	$(22,582,790)	$(20,409,256)	$(19,179,987)
Class 2	(5,206,314)	(5,877,281)	(10,844,328)	(10,123,644)

	$(27,359,277)	$(28,460,071)	$(31,253,584)	$(29,303,631)

Distributions from net realized gain on investment transactions
Class 1	$(1,730,257)	$0	$(31,736,450)	$(11,937,514)
Class 2	(375,101)	0	(15,398,836)	(5,730,627)

	$(2,105,358)	$0	$(47,135,286)	$(17,668,141)

	TAX-AWARE OVERLAY C PORTFOLIO		TAX-AWARE OVERLAY N PORTFOLIO

	SIX MONTHS ENDED 3/31/18 (UNAUDITED)	YEAR ENDED 9/30/17	SIX MONTHS ENDED 3/31/18 (UNAUDITED)	YEAR ENDED 9/30/17
Dividends and Distributions to shareholders:
Dividends from net investment income
Class 1	$(5,500,115)	$(2,869,737)	$(5,820,482)	$(3,422,606)
Class 2	(3,795,219)	(2,023,621)	(1,498,121)	(979,582)

	$(9,295,334)	$(4,893,358)	$(7,318,603)	$(4,402,188)

Distributions from net realized gain on investment transactions
Class 1	$(8,208,341)	$(3,132,328)	$(8,667,773)	$(3,849,616)
Class 2	(5,166,257)	(1,870,543)	(2,038,750)	(952,955)

	$(13,374,598)	$(5,002,871)	$(10,706,523)	$(4,802,571)

See Notes to Financial Statements.

88	Sanford C. Bernstein Fund, Inc.

Financial Highlights

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	OVERLAY A PORTFOLIO

	CLASS 1
	SIX MONTHS ENDED 3/31/18 (UNAUDITED)		YEAR ENDED 9/30/17		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13
Net asset value, beginning of period	$13.18		$11.62		$11.80		$12.88	$11.91	$10.37

Income from investment operations:
Investment income, net†	0.11	(a)	0.10	(a)	0.03	^ (a)	0.04	0.09	0.07
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.52		1.52		0.31		(0.43)	1.05	1.55
Contributions from affiliates	0		0.00	(b)	0		0	0	0.00 (b)

Total from investment operations	0.63		1.62		0.34		(0.39)	1.14	1.62

Less dividends and distributions:
Dividends from net investment income	(0.18)		(0.06)		(0.05)		(0.16)	(0.17)	(0.08)
Distributions from net realized gain on investment transactions	0		0		(0.47)		(0.53)	0	0

Total dividends and distributions	(0.18)		(0.06)		(0.52)		(0.69)	(0.17)	(0.08)

Net asset value, end of period	$13.63		$13.18		$11.62		$11.80	$12.88	$11.91

Total return# (c)	4.83%		14.04%		2.84%	^	(3.02)%	9.58%	15.69%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,822,121		$1,784,355		$1,638,587		$1,536,828	$1,513,474	$1,358,991
Average net assets (000 omitted)	$1,842,807		$1,687,556		$1,582,586		$1,598,329	$1,462,653	$1,276,696
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (d)(e)	0.80%	*	0.83%		1.00%		1.15% +	1.15%	1.15%
Expenses, before waivers/reimbursements (d)(e)	1.13%	*	1.13%		1.14%		1.15% +	1.15%	1.15%
Net investment income	1.66%	* (a)	0.79%	(a)	0.22%	^ (a)	0.31% +	0.68%	0.65%
Portfolio turnover rate	18%		48%		71%		91%	104%	165%

See Footnote Summary on pages 101-102.

See Notes to Financial Statements.

2018 Semi-Annual Report	89

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	OVERLAY A PORTFOLIO

	CLASS 2
	SIX MONTHS ENDED 3/31/18 (UNAUDITED)		YEAR ENDED 9/30/17		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13
Net asset value, beginning of period	$13.22		$11.65		$11.83		$12.90	$11.94	$10.39

Income from investment operations:
Investment income, net†	0.13	(a)	0.12	(a)	0.05	^ (a)	0.06	0.11	0.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.51		1.54		0.31		(0.42)	1.05	1.55
Contributions from affiliates	0		0.00	(b)	0		0	0	0.00 (b)

Total from investment operations	0.64		1.66		0.36		(0.36)	1.16	1.65

Less dividends and distributions:
Dividends from net investment income	(0.21)		(0.09)		(0.07)		(0.18)	(0.20)	(0.10)
Distributions from net realized gain on investment transactions	0		0		(0.47)		(0.53)	0	0

Total dividends and distributions	(0.21)		(0.09)		(0.54)		(0.71)	(0.20)	(0.10)

Net asset value, end of period	$13.65		$13.22		$11.65		$11.83	$12.90	$11.94

Total return# (c)	4.91%		14.31%		3.14%	^	(2.78)%	9.82%	15.99%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$410,084		$431,755		$395,657		$344,343	$367,259	$313,421
Average net assets (000 omitted)	$422,761		$408,460		$381,197		$390,069	$352,881	$259,853
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (d)(e)	0.60%	*	0.63%		0.80%		0.95% +	0.95%	0.95%
Expenses, before waivers/reimbursements (d)(e)	0.93%	*	0.93%		0.94%		0.95% +	0.95%	0.95%
Net investment income	1.87%	* (a)	0.99%	(a)	0.42%	^ (a)	0.51% +	0.88%	0.86%
Portfolio turnover rate	18%		48%		71%		91%	104%	165%

See Footnote Summary on pages 101-102.

See Notes to Financial Statements.

90	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY A PORTFOLIO

	CLASS 1
	SIX MONTHS ENDED 3/31/18 (UNAUDITED)		YEAR ENDED 9/30/17		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13
Net asset value, beginning of period	$13.95		$12.30		$12.52		$13.64	$12.40	$10.57

Income from investment operations:
Investment income, net†	0.12	(a)	0.11	(a)	0.03	^ (a)	0.05	0.08	0.05
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.51		1.60		0.27		(0.41)	1.24	1.82
Contributions from affiliates	0		0.00	(b)	0.00	(b)	0	0	0.00 (b)

Total from investment operations	0.63		1.71		0.30		(0.36)	1.32	1.87

Less dividends and distributions:
Dividends from net investment income	(0.30)		(0.06)		(0.04)		(0.08)	(0.08)	(0.04)
Distributions from net realized gain on investment transactions	(0.04)		0		(0.48)		(0.68)	0	0

Total dividends and distributions	(0.34)		(0.06)		(0.52)		(0.76)	(0.08)	(0.04)

Net asset value, end of period	$14.24		$13.95		$12.30		$12.52	$13.64	$12.40

Total return# (c)	4.56%		13.99%		2.37%	^	(2.60)%	10.63%	17.74%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$3,508,067		$3,418,084		$3,183,118		$3,057,052	$3,003,685	$2,609,140
Average net assets (000 omitted)	$3,546,459		$3,258,122		$3,133,499		$3,177,411	$2,867,927	$2,355,106
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (d)(e)	0.79%	*	0.82%		0.99%		1.13% +	1.13%	1.13%
Expenses, before waivers/reimbursements (d)(e)	1.12%	*	1.12%		1.13%		1.13% +	1.13%	1.13%
Net investment income	1.68%	* (a)	0.85%	(a)	0.28%	^ (a)	0.35% +	0.58%	0.48%
Portfolio turnover rate	22%		49%		71%		91%	102%	150%

See Footnote Summary on pages 101-102.

See Notes to Financial Statements.

2018 Semi-Annual Report	91

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY A PORTFOLIO

	CLASS 2
	SIX MONTHS ENDED 3/31/18 (UNAUDITED)		YEAR ENDED 9/30/17		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13
Net asset value, beginning of period	$14.00		$12.34		$12.55		$13.68	$12.43	$10.60

Income from investment operations:
Investment income, net†	0.14	(a)	0.14	(a)	0.06	^ (a)	0.07	0.10	0.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.50		1.61		0.27		(0.40)	1.25	1.81
Contributions from affiliates	0		0.00	(b)	0.00	(b)	0	0	0.00 (b)

Total from investment operations	0.64		1.75		0.33		(0.33)	1.35	1.89

Less dividends and distributions:
Dividends from net investment income	(0.33)		(0.09)		(0.06)		(0.12)	(0.10)	(0.06)
Distributions from net realized gain on investment transactions	(0.04)		0		(0.48)		(0.68)	0	0

Total dividends and distributions	(0.37)		(0.09)		(0.54)		(0.80)	(0.10)	(0.06)

Net asset value, end of period	$14.27		$14.00		$12.34		$12.55	$13.68	$12.43

Total return# (c)	4.65%		14.25%	*	2.61%	^	(2.42)%	10.88%	17.94%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,110,540		$1,075,867		$985,732		$921,095	$909,475	$792,791
Average net assets (000 omitted)	$1,118,868		$1,020,239		$955,478		$949,274	$861,528	$701,320
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (d)(e)	0.59%	*	0.62%		0.79%		0.93% +	0.93%	0.93%
Expenses, before waivers/reimbursements (d)(e)	0.92%	*	0.92%		0.93%		0.93% +	0.93%	0.93%
Net investment income	1.89%	* (a)	1.05%	(a)	0.48%	^ (a)	0.55% +	0.78%	0.68%
Portfolio turnover rate	22%		49%		71%		91%	102%	150%

See Footnote Summary on pages 101-102.

See Notes to Financial Statements.

92	Sanford C. Bernstein Fund, Inc.

	OVERLAY B PORTFOLIO

	CLASS 1
	SIX MONTHS ENDED 3/31/18 (UNAUDITED)		YEAR ENDED 9/30/17		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13
Net asset value, beginning of period	$11.00		$10.67		$10.22		$10.84	$11.13	$10.98

Income from investment operations:
Investment income, net†	0.09	(a)	0.16	(a)	0.12	^ (a)	0.09	0.09	0.06
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.10		0.42		0.48		(0.22)	0.57	0.41
Contributions from affiliates	0		0.00	(b)	0		0	0	0.00 (b)

Total from investment operations	0.19		0.58		0.60		(0.13)	0.66	0.47

Less dividends and distributions:
Dividends from net investment income	(0.23)		(0.25)		0		(0.29)	(0.30)	(0.14)
Distributions from net realized gain on investment transactions	(0.02)		0		(0.15)		(0.20)	(0.65)	(0.18)

Total dividends and distributions	(0.25)		(0.25)		(0.15)		(0.49)	(0.95)	(0.32)

Net asset value, end of period	$10.94		$11.00		$10.67		$10.22	$10.84	$11.13

Total return# (c)	1.75%		5.59%		5.83%	^	(1.20)%	6.37%	4.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,059,686		$1,037,681		$971,463		$900,438	$918,955	$845,566
Average net assets (000 omitted)	$1,056,524		$985,539		$932,575		$911,500	$880,703	$859,978
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)	0.82%	*	0.84%		0.85%		0.87% +	0.86%	0.86%
Expenses, before waivers/reimbursements (e)	0.86%	*	0.87%		0.87%		0.87% +	0.86%	0.86%
Net investment income	1.70%	* (a)	1.49%	(a)	1.19%	^ (a)	0.84% +	0.83%	0.53%
Portfolio turnover rate	57%		115%		105%		226%	93%	138%

See Footnote Summary on pages 101-102.

See Notes to Financial Statements.

2018 Semi-Annual Report	93

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	OVERLAY B PORTFOLIO

	CLASS 2
	SIX MONTHS ENDED 3/31/18 (UNAUDITED)		YEAR ENDED 9/30/17		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13
Net asset value, beginning of period	$11.03		$10.69		$10.23		$10.85	$11.13	$10.99

Income from investment operations:
Investment income, net†	0.10	(a)	0.18	(a)	0.14	^ (a)	0.11	0.10	0.07
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.10		0.42		0.47		(0.23)	0.59	0.41
Contributions from affiliates	0		0.00	(b)	0		0	0	0.00 (b)

Total from investment operations	0.20		0.60		0.61		(0.12)	0.69	0.48

Less dividends and distributions:
Dividends from net investment income	(0.25)		(0.26)		0		(0.30)	(0.32)	(0.16)
Distributions from net realized gain on investment transactions	(0.02)		0		(0.15)		(0.20)	(0.65)	(0.18)

Total dividends and distributions	(0.27)		(0.26)		(0.15)		(0.50)	(0.97)	(0.34)

Net asset value, end of period	$10.96		$11.03		$10.69		$10.23	$10.85	$11.13

Total return# (c)	1.83%		5.83%		5.92%	^	(1.08)%	6.64%	4.55%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$227,298		$217,317		$242,915		$227,368	$200,096	$187,416
Average net assets (000 omitted)	$225,853		$228,978		$234,250		$199,315	$195,463	$184,611
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)	0.67%	*	0.69%		0.71%		0.72% +	0.71%	0.71%
Expenses, before waivers/reimbursements (e)	0.71%	*	0.71%		0.72%		0.72% +	0.71%	0.71%
Net investment income	1.86%	* (a)	1.65%	(a)	1.34%	^ (a)	1.03% +	0.98%	0.67%
Portfolio turnover rate	57%		115%		105%		226%	93%	138%

See Footnote Summary on pages 101-102.

See Notes to Financial Statements.

94	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY B PORTFOLIO

	CLASS 1
	SIX MONTHS ENDED 3/31/18 (UNAUDITED)		YEAR ENDED 9/30/17		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13
Net asset value, beginning of period	$11.50		$11.10		$10.81		$11.11	$11.37	$11.01

Income from investment operations:
Investment income, net†	0.10	(a)	0.17	(a)	0.13	^ (a)	0.14	0.13	0.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.01		0.50		0.32		(0.22)	0.55	0.42
Contributions from affiliates	0		0.00	(b)	0		0	0	0

Total from investment operations	0.11		0.67		0.45		(0.08)	0.68	0.54

Less dividends and distributions:
Dividends from net investment income	(0.18)		(0.17)		(0.14)		(0.09)	(0.19)	(0.11)
Distributions from net realized gain on investment transactions	(0.28)		(0.10)		(0.02)		(0.13)	(0.75)	(0.07)

Total dividends and distributions	(0.46)		(0.27)		(0.16)		(0.22)	(0.94)	(0.18)

Net asset value, end of period	$11.15		$11.50		$11.10		$10.81	$11.11	$11.37

Total return# (c)	0.96%		6.23%		4.19%	^	(0.69)%	6.24%	4.96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,319,129		$1,299,849		$1,284,948		$1,216,063	$1,239,990	$1,147,060
Average net assets (000 omitted)	$1,323,346		$1,271,281		$1,256,664		$1,234,170	$1,197,761	$1,138,909
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)	0.82%	*	0.82%		0.82%		0.84% +	0.84%	0.84%
Expenses, before waivers/reimbursements (e)	0.83%	*	0.84%		0.84%		0.84% +	0.84%	0.84%
Net investment income	1.67%	* (a)	1.50%	(a)	1.20%	^ (a)	1.29% +	1.14%	1.07%
Portfolio turnover rate	12%		20%		41%		39%	21%	67%

See Footnote Summary on pages 101-102.

See Notes to Financial Statements.

2018 Semi-Annual Report	95

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY B PORTFOLIO

	CLASS 2
	SIX MONTHS ENDED 3/31/18 (UNAUDITED)		YEAR ENDED 9/30/17		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13
Net asset value, beginning of period	$11.52		$11.12		$10.83		$11.13	$11.40	$11.03

Income from investment operations:
Investment income, net†	0.10	(a)	0.18	(a)	0.15	^ (a)	0.16	0.14	0.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.02		0.51		0.32		(0.22)	0.55	0.42
Contributions from affiliates	0		0.00	(b)	0		0	0	0

Total from investment operations	0.12		0.69		0.47		(0.06)	0.69	0.56

Less dividends and distributions:
Dividends from net investment income	(0.20)		(0.19)		(0.16)		(0.11)	(0.21)	(0.12)
Distributions from net realized gain on investment transactions	(0.28)		(0.10)		(0.02)		(0.13)	(0.75)	(0.07)

Total dividends and distributions	(0.48)		(0.29)		(0.18)		(0.24)	(0.96)	(0.19)

Net asset value, end of period	$11.16		$11.52		$11.12		$10.83	$11.13	$11.40

Total return# (c)	1.02%		6.38%		4.38%	^	(0.58)%	6.35%	5.17%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$651,353		$632,692		$620,156		$547,236	$565,264	$503,579
Average net assets (000 omitted)	$648,926		$616,284		$585,731		$546,048	$525,543	$520,827
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)	0.67%	*	0.67%		0.67%		0.69% +	0.69%	0.69%
Expenses, before waivers/reimbursements (e)	0.68%	*	0.69%		0.69%		0.69% +	0.69%	0.69%
Net investment income	1.82%	* (a)	1.65%	(a)	1.35%	^ (a)	1.44% +	1.30%	1.22%
Portfolio turnover rate	12%		22%		41%		39%	21%	67%

See Footnote Summary on pages 101-102.

See Notes to Financial Statements.

96	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY C PORTFOLIO

	CLASS 1
	SIX MONTHS ENDED 3/31/18 (UNAUDITED)		YEAR ENDED 9/30/17		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13
Net asset value, beginning of period	$11.49		$11.02		$10.80		$11.09	$11.33	$10.98

Income from investment operations:
Investment income, net†	0.08	(a)	0.14	(a)	0.11	^ (a)	0.12	0.09	0.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.05		0.52		0.31		(0.20)	0.58	0.41
Contributions from affiliates	0		0.00	(b)	0		0	0	0

Total from investment operations	0.13		0.66		0.42		(0.08)	0.67	0.50

Less dividends and distributions:
Dividends from net investment income	(0.18)		(0.09)		(0.15)		(0.06)	(0.15)	(0.09)
Distributions from net realized gain on investment transactions	(0.26)		(0.10)		(0.05)		(0.15)	(0.76)	(0.06)

Total dividends and distributions	(0.44)		(0.19)		(0.20)		(0.21)	(0.91)	(0.15)

Net asset value, end of period	$11.18		$11.49		$11.02		$10.80	$11.09	$11.33

Total return# (c)	1.14%		6.13%		3.94%	^	(0.72)%	6.25%	4.65%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$365,452		$359,764		$349,358		$331,496	$328,626	$291,548
Average net assets (000 omitted)	$365,125		$348,603		$342,317		$335,669	$312,283	$283,838
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)	0.85%	*	0.86%		0.87%		0.88% +	0.88%	0.88%
Expenses, before waivers/reimbursements (e)	0.87%	*	0.87%		0.88%		0.88% +	0.88%	0.88%
Net investment income	1.47%	* (a)	1.29%	(a)	1.02%	^ (a)	1.10% +	0.83%	0.81%
Portfolio turnover rate	11%		23%		33%		42%	29%	82%

See Footnote Summary on pages 101-102.

See Notes to Financial Statements.

2018 Semi-Annual Report	97

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY C PORTFOLIO

	CLASS 2
	SIX MONTHS ENDED 3/31/18 (UNAUDITED)		YEAR ENDED 9/30/17		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13
Net asset value, beginning of period	$11.50		$11.04		$10.82		$11.11	$11.35	$10.99

Income from investment operations:
Investment income, net†	0.09	(a)	0.16	(a)	0.13	^ (a)	0.14	0.11	0.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.05		0.51		0.31		(0.21)	0.58	0.42
Contributions from affiliates	0		0.00	(b)	0		0	0	0

Total from investment operations	0.14		0.67		0.44		(0.07)	0.69	0.53

Less dividends and distributions:
Dividends from net investment income	(0.20)		(0.11)		(0.17)		(0.07)	(0.17)	(0.11)
Distributions from net realized gain on investment transactions	(0.26)		(0.10)		(0.05)		(0.15)	(0.76)	(0.06)

Total dividends and distributions	(0.46)		(0.21)		(0.22)		(0.22)	(0.93)	(0.17)

Net asset value, end of period	$11.18		$11.50		$11.04		$10.82	$11.11	$11.35

Total return# (c)	1.20%		6.28%		4.13%	^	(0.61)%	6.44%	4.86%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$225,515		$221,485		$204,539		$173,955	$177,331	$186,108
Average net assets (000 omitted)	$228,349		$207,974		$185,830		$180,717	$186,833	$174,348
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)	0.70%	*	0.71%		0.72%		0.73% +	0.73%	0.73%
Expenses, before waivers/reimbursements (e)	0.72%	*	0.72%		0.73%		0.73% +	0.73%	0.73%
Net investment income	1.62%	* (a)	1.45%	(a)	1.17%	^ (a)	1.25% +	0.97%	0.95%
Portfolio turnover rate	11%		23%		33%		42%	29%	82%

See Footnote Summary on pages 101-102.

See Notes to Financial Statements.

98	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY N PORTFOLIO

	CLASS 1
	SIX MONTHS ENDED 3/31/18 (UNAUDITED)		YEAR ENDED 9/30/17		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13
Net asset value, beginning of period	$11.43		$10.99		$10.72		$11.03	$11.25	$10.91

Income from investment operations:
Investment income, net†	0.09	(a)	0.15	(a)	0.12	^ (a)	0.13	0.11	0.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.02		0.52		0.34		(0.22)	0.58	0.41
Contributions from affiliates	0		0.00	(b)	0		0	0	0

Total from investment operations	0.11		0.67		0.46		(0.09)	0.69	0.50

Less dividends and distributions:
Dividends from net investment income	(0.18)		(0.11)		(0.16)		(0.08)	(0.16)	(0.08)
Distributions from net realized gain on investment transactions	(0.27)		(0.12)		(0.03)		(0.14)	(0.75)	(0.08)

Total dividends and distributions	(0.45)		(0.23)		(0.19)		(0.22)	(0.91)	(0.16)

Net asset value, end of period	$11.09		$11.43		$10.99		$10.72	$11.03	$11.25

Total return# (c)	1.02%		6.17%		4.21%	^	(0.77)%	6.51%	4.67%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$375,455		$369,475		$360,981		$340,002	$337,663	$311,105
Average net assets (000 omitted)	$376,100		$362,361		$354,792		$343,951	$323,433	$308,859
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)	0.87%	*	0.87%		0.88%		0.89% +	0.90%	0.89%
Expenses, before waivers/reimbursements (e)	0.88%	*	0.88%		0.89%		0.89% +	0.90%	0.89%
Net investment income	1.51%	* (a)	1.32%	(a)	1.08%	^ (a)	1.22% +	1.03%	0.85%
Portfolio turnover rate	14%		17%		39%		41%	31%	72%

See Footnote Summary on pages 101-102.

See Notes to Financial Statements.

2018 Semi-Annual Report	99

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY N PORTFOLIO

	CLASS 2
	SIX MONTHS ENDED 3/31/18 (UNAUDITED)		YEAR ENDED 9/30/17		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13
Net asset value, beginning of period	$11.45		$11.02		$10.75		$11.05	$11.28	$10.93

Income from investment operations:
Investment income, net†	0.09	(a)	0.16	(a)	0.13	^ (a)	0.15	0.13	0.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.04		0.51		0.35		(0.21)	0.57	0.42
Contributions from affiliates	0		0.00	(b)	0		0	0	0

Total from investment operations	0.13		0.67		0.48		(0.06)	0.70	0.53

Less dividends and distributions:
Dividends from net investment income	(0.20)		(0.12)		(0.18)		(0.10)	(0.18)	(0.10)
Distributions from net realized gain on investment transactions	(0.27)		(0.12)		(0.03)		(0.14)	(0.75)	(0.08)

Total dividends and distributions	(0.47)		(0.24)		(0.21)		(0.24)	(0.93)	(0.18)

Net asset value, end of period	$11.11		$11.45		$11.02		$10.75	$11.05	$11.28

Total return# (c)	1.08%		6.23%		4.49%	^	(0.57)%	6.62%	4.87%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$85,291		$88,232		$88,167		$64,025	$61,071	$56,146
Average net assets (000 omitted)	$88,313		$87,691		$78,704		$60,880	$60,453	$58,420
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)	0.72%	*	0.72%		0.73%		0.74% +	0.75%	0.74%
Expenses, before waivers/reimbursements (e)	0.73%	*	0.73%		0.74%		0.74% +	0.75%	0.74%
Net investment income	1.66%	* (a)	1.47%	(a)	1.23%	^ (a)	1.37% +	1.17%	1.00%
Portfolio turnover rate	14%		17%		39%		41%	31%	72%

See Footnote Summary on pages 101-102.

See Notes to Financial Statements.

100	Sanford C. Bernstein Fund, Inc.

†	Based on average shares outstanding.
^	For the year ended September 30, 2016, the amount includes a non-recurring refund for overbilling of prior years’ custody out of pocket fees as follows:

PORTFOLIO	NET INVESTMENT INCOME PER SHARE	NET INVESTMENT INCOME RATIO	TOTAL RETURN
Overlay A	$0.0002	0.002%	0.002%
Tax Aware Overlay A	0.0002	0.002%	0.002%
Overlay B	0.0003	0.002%	0.002%
Tax Aware Overlay B	0.0003	0.002%	0.002%
Tax Aware Overlay C	0.0003	0.003%	0.003%
Tax Aware Overlay N	0.0003	0.003%	0.003%

#	The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.
+	The ratio includes expenses attributable to costs of proxy solicitation.
*	Annualized.

See Notes to Financial Statements.

(a)	Net of fees waived/reimbursed by the Adviser.
(b)	Amount is less than $.005.
(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(d)	The expense ratios presented below exclude interest expense:

	SIX MONTHS ENDED 3/31/18 (UNAUDITED)	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13
Overlay A Portfolio
Class 1
Expenses, net of waivers/reimbursements	N/A	N/A	N/A	N/A	1.15%	N/A
Expenses, before waivers/reimbursements	N/A	N/A	N/A	N/A	1.15%	N/A
Class 2
Expenses, net of waivers/reimbursements	N/A	N/A	N/A	N/A	.95%	N/A
Expenses, before waivers/reimbursements	N/A	N/A	N/A	N/A	.95%	N/A
Tax-Aware Overlay A Portfolio
Class 1
Expenses, net of waivers/reimbursements	N/A	N/A	N/A	N/A	1.13%	N/A
Expenses, before waivers/reimbursements	N/A	N/A	N/A	N/A	1.13%	N/A
Class 2
Expenses, net of waivers/reimbursements	N/A	N/A	N/A	N/A	.93%	N/A
Expenses, before waivers/reimbursements	N/A	N/A	N/A	N/A	.93%	N/A

(e)	In connection with the Portfolios’ investments in affiliated underlying portfolios, the Portfolios incur no direct expenses, but bear proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated and unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolios in an amount equal to the Portfolios’ pro rata share of certain acquired fund fees and expenses, and for the period shown below, such waiver amounted to:

See Notes to Financial Statements.

2018 Semi-Annual Report	101

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

Acquired Fund Fees and Expenses:

	SIX MONTHS ENDED 3/31/18 (UNAUDITED)	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16
Overlay A Portfolio	0.34%	0.31%	0.14%
Tax-Aware Overlay A Portfolio	0.33%	0.31%	0.14%
Overlay B Portfolio	0.06%	0.02%	N/A
Tax-Aware Overlay B Portfolio	0.04%	0.02%	N/A
Tax-Aware Overlay C Portfolio	0.01%	0.03%	N/A
Tax-Aware Overlay N Portfolio	0.03%	0.02%	N/A

Waiver:

	SIX MONTHS ENDED 3/31/18 (UNAUDITED)	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16
Overlay A Portfolio	0.34%	0.30%	0.14%
Tax-Aware Overlay A Portfolio	0.33%	0.30%	0.14%
Overlay B Portfolio	0.04%	0.02%	N/A
Tax-Aware Overlay B Portfolio	0.01%	0.02%	N/A
Tax-Aware Overlay C Portfolio	0.01%	0.01%	N/A
Tax-Aware Overlay N Portfolio	0.01%	0.02%	N/A

See notes to financial statements.

102	Sanford C. Bernstein Fund, Inc.

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund, Inc. (the “Fund”) is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund operates as a series company currently comprised of 15 portfolios (hereafter collectively referred to as the “Portfolios” and each individually a “Portfolio”) with the following share classes offered:

INTERNATIONAL EQUITY PORTFOLIOS	SHARE CLASSES OFFERED
International	International Class*, Class A, Class B, Class C and Class Z
Tax-Managed International	Tax-Managed International Class*, Class A, Class B, Class C and Class Z
Emerging Markets	Emerging Markets Class* and Class Z

FIXED INCOME MUNICIPAL PORTFOLIO
Short Duration Diversified Municipal	Short Duration Diversified Municipal Class*

INTERMEDIATE MUNICIPAL PORTFOLIOS
New York Municipal	Municipal Class*, Class A, Class B, Class C and Advisor Class
California Municipal	Municipal Class*, Class A, Class C and Advisor Class
Diversified Municipal	Municipal Class*, Class A, Class B, Class C and Advisor Class

FIXED INCOME TAXABLE PORTFOLIOS
Short Duration Plus	Short Duration Plus Class*, Class A, Class B and Class C
Intermediate Duration	Intermediate Duration Class*

*	Bernstein Class

OVERLAY PORTFOLIOS
Overlay A	Class 1 and Class 2
Tax-Aware Overlay A	Class 1 and Class 2
Overlay B	Class 1 and Class 2
Tax-Aware Overlay B	Class 1 and Class 2
Tax-Aware Overlay C	Class 1 and Class 2
Tax-Aware Overlay N	Class 1 and Class 2

Each Portfolio has its own investment objectives. Effective January 15, 2016, International, Tax-Managed International and Emerging Markets Portfolios commenced offering of Class Z Shares. Effective July 25, 2016, New York Municipal and California Municipal Portfolios commenced offering of Advisor Class Shares. This report relates only to the Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios. Each class of shares has identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolios.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

2018 Semi-Annual Report	103

Notes to Financial Statements (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolios generally values many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

104	Sanford C. Bernstein Fund, Inc.

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are: the value of collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

2018 Semi-Annual Report	105

Notes to Financial Statements (continued)

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of March 31, 2018:

OVERLAY A PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Investment Companies	$1,081,200,168	$0	$0	$1,081,200,168
Common Stocks (a)	986,700,790	0	0	986,700,790
Short-Term Investments:
Investment Companies	150,054,423	0	0	150,054,423
U.S. Treasury Bills	0	7,982,905	0	7,982,905
Total Investments in Securities	2,217,955,381	7,982,905	0	2,225,938,286
Other Financial Instruments (b):
Assets:
Futures	20,515,868	1,850,438	0	22,366,306	(c)
Forward Currency Exchange Contracts	0	7,305,677	0	7,305,677
Liabilities:
Futures	(231,868)	(1,830,956)	0	(2,062,824	)(c)
Forward Currency Exchange Contracts	0	(6,668,263)	0	(6,668,263)
Total (d)	$2,238,239,381	$8,639,801	$0	$2,246,879,182

TAX-AWARE OVERLAY A PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Investment Companies	$2,222,274,964	$0	$0	$2,222,274,964
Common Stocks (a)	2,070,608,102	0	0	2,070,608,102
Short-Term Investments:
Investment Companies	306,612,850	0	0	306,612,850
U.S. Treasury Bills	0	7,487,823	0	7,487,823
Total Investments in Securities	4,599,495,916	7,487,823	0	4,606,983,739
Other Financial Instruments (b):
Assets:
Futures	39,057,456	3,823,861	0	42,881,317	(c)
Forward Currency Exchange Contracts	0	14,946,435	0	14,946,435
Liabilities:
Futures	(216,619)	(3,774,389)	0	(3,991,008	)(c)
Forward Currency Exchange Contracts	0	(14,414,749)	0	(14,414,749)
Total (d)	$4,638,336,753	$8,068,981	$0	$4,646,405,734

106	Sanford C. Bernstein Fund, Inc.

OVERLAY B PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Inflation-Linked Securities	$0	$274,135,590	$0	$274,135,590
Investment Companies	256,541,989	0	0	256,541,989
Governments—Treasuries	0	173,374,689	0	173,374,689
Corporates—Investment Grade	0	144,747,569	294,654	145,042,223
Mortgage Pass-Throughs	0	93,724,335	0	93,724,335
Commercial Mortgage-Backed Securities	0	35,317,380	11,069,442	46,386,822
Asset-Backed Securities	0	35,773,307	10,103,111	45,876,418
Collateralized Mortgage Obligations	0	45,302,132	0	45,302,132
Corporates—Non-Investment Grade	0	38,086,519	0	38,086,519
Emerging Markets—Treasuries	0	12,738,698	0	12,738,698
Covered Bonds	0	11,601,034	0	11,601,034
Emerging Markets—Corporate Bonds	0	10,263,913	0	10,263,913
Collateralized Loan Obligations	0	1,550,000	4,581,301	6,131,301
Agencies	0	6,124,483	0	6,124,483
Governments—Sovereign Agencies	0	5,224,936	0	5,224,936
Emerging Markets—Sovereigns	0	4,929,278	0	4,929,278
Local Governments—Provincial Bonds	0	3,333,210	0	3,333,210
Quasi-Sovereigns	0	3,174,206	0	3,174,206
Local Governments—Regional Bonds	0	876,885	0	876,885
Governments—Sovereign Bonds	0	827,106	0	827,106
Short-Term Investments:
Investment Companies	71,724,337	0	0	71,724,337
U.S. Treasury Bills	0	37,538,145	0	37,538,145
Governments—Treasuries	0	30,061,642	0	30,061,642
Agency Discount Notes	0	3,832,580	0	3,832,580
Commercial Paper	0	2,847,796	0	2,847,796
Total Investments in Securities	328,266,326	975,385,433	26,048,508	1,329,700,267
Other Financial Instruments (b):
Assets:
Futures	5,108,611	429,134	0	5,537,745	(c)
Forward Currency Exchange Contracts	0	4,091,998	0	4,091,998
Centrally Cleared Interest Rate Swaps	0	1,351,634	0	1,351,634	(c)
Credit Default Swaps	0	4,132	0	4,132
Inflation (CPI) Swaps	0	332,085	0	332,085
Variance Swaps	0	115	0	115
Liabilities:
Futures	(2,136,349)	(1,332,381)	0	(3,468,730	)(c)
Forward Currency Exchange Contracts	0	(3,253,760)	0	(3,253,760)
Centrally Cleared Interest Rate Swaps	0	(87,465)	0	(87,465	)(c)
Credit Default Swaps	0	(2,122,051)	0	(2,122,051)
Variance Swaps	0	(220)	0	(220)
Total (e)	$331,238,588	$974,798,654	$26,048,508	$1,332,085,750

2018 Semi-Annual Report	107

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY B PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Long-Term Municipal Bonds	$0	$1,282,891,907	$47,044,344	$1,329,936,251
Investment Companies	474,877,443	0	0	474,877,443
Governments—Treasuries	0	1,653,958	0	1,653,958
Short-Term Investments:
Investment Companies	98,063,585	0	0	98,063,585
U.S. Treasury Bills	0	46,427,057	0	46,427,057
Total Investments in Securities	572,941,028	1,330,972,922	47,044,344	1,950,958,294
Other Financial Instruments (b):
Assets:
Futures	2,858,366	663,895	0	3,522,261	(c)
Forward Currency Exchange Contracts	0	2,770,176	0	2,770,176
Inflation (CPI) Swaps	0	4,870,347	0	4,870,347
Liabilities:
Futures	(823,266)	(2,045,093)	0	(2,868,359	)(c)
Forward Currency Exchange Contracts	0	(2,645,087)	0	(2,645,087)
Credit Default Swaps	0	(318,458)	0	(318,458)
Inflation (CPI) Swaps	0	(1,392,092)	0	(1,392,092)
Total (d)	$574,976,128	$1,332,876,610	$47,044,344	$1,954,897,082

TAX-AWARE OVERLAY C PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Long-Term Municipal Bonds	$0	$376,454,252	$14,582,188	$391,036,440
Investment Companies	153,086,688	0	0	153,086,688
Governments—Treasuries	0	1,168,875	0	1,168,875
Short-Term Investments:
U.S. Treasury Bills	0	25,347,912	0	25,347,912
Investment Companies	17,232,192	0	0	17,232,192
Total Investments in Securities	170,318,880	402,971,039	14,582,188	587,872,107
Other Financial Instruments (b):
Assets:
Futures	1,288,101	204,470	0	1,492,571	(c)
Forward Currency Exchange Contracts	0	854,834	0	854,834
Inflation (CPI) Swaps	0	1,524,017	0	1,524,017
Liabilities:
Futures	(247,840)	(658,039)	0	(905,879	)(c)
Forward Currency Exchange Contracts	0	(778,602)	0	(778,602)
Credit Default Swaps	0	(113,960)	0	(113,960)
Inflation (CPI) Swaps	0	(341,485)	0	(341,485)
Total (d)	$171,359,141	$403,662,274	$14,582,188	$589,603,603

108	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY N PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Long-Term Municipal Bonds	$0	$310,395,500	$7,182,087	$317,577,587
Investment Companies	106,910,037	0	0	106,910,037
Governments—Treasuries	0	974,062	0	974,062
Short-Term Investments:
U.S. Treasury Bills	0	20,956,629	0	20,956,629
Investment Companies	9,617,828	0	0	9,617,828
Total Investments in Securities	116,527,865	332,326,191	7,182,087	456,036,143
Other Financial Instruments (b):
Assets:
Futures	539,288	156,508	0	695,796	(c)
Forward Currency Exchange Contracts	0	664,354	0	664,354
Inflation (CPI) Swaps	0	1,173,490	0	1,173,490
Liabilities:
Futures	(194,343)	(491,302)	0	(685,645	)(c)
Forward Currency Exchange Contracts	0	(618,597)	0	(618,597)
Credit Default Swaps	0	(92,778)	0	(92,778)
Inflation (CPI) Swaps	0	(259,348)	0	(259,348)
Total (d)	$116,872,810	$332,858,518	$7,182,087	$456,913,415

(a)	See schedule of Investments for sector classifications.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)	Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments. Centrally cleared swaps with upfront premiums are presented here at market value.

(d)	There were no transfers between any levels during the reporting period.

(e)	There were de minimis transfers under 1% of net assets during the reporting period.

The Portfolios recognize all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

OVERLAY B PORTFOLIO	CORPORATES - INVESTMENT GRADE	COMMERCIAL BACKED SECURITIES	ASSET- BACKED SECURITIES
Balance as of 9/30/17	$0	$9,791,254	$6,456,943
Accrued discounts/(premiums)	153	(78)	116
Realized gain (loss)	0	(91,347)	531
Change in unrealized appreciation/depreciation	(78)	39,231	(82,231)
Purchases/Payups	294,579	3,675,596	5,164,733
Sales/Paydowns	0	(2,085,054)	(1,436,981)
Transfers in to Level 3	0	0	0
Transfers out of Level 3	0	(260,160)	0

Balance as of 3/31/18	$294,654	$11,069,442	$10,103,111

Net change in unrealized appreciation/depreciation from investments held as of 3/31/18 (a)	$(78)	$(56,908)	$(82,006)

2018 Semi-Annual Report	109

Notes to Financial Statements (continued)

	COLLATERALIZED MORTGAGE OBLIGATIONS		COLLATERALIZED LOAN OBLIGATIONS	EMERGING MARKETS - SOVEREIGNS
Balance as of 9/30/17	$321,562		$0	$520,766
Accrued discounts/(premiums)	0		0	8,543
Realized gain (loss)	0		0	9,898
Change in unrealized appreciation/depreciation	0		17,501	(8,861)
Purchases/Payups	0		4,563,800	0
Sales/Paydowns	0		0	(530,346)
Transfers in to Level 3	0		0	0
Transfers out of Level 3	(321,562)		0	0

Balance as of 3/31/18	$0		$4,581,301	$0

Net change in unrealized appreciation/depreciation from investments held as of 3/31/18 (a)	$0		$17,501	$0

	TOTAL
Balance as of 9/30/17	$17,090,525
Accrued discounts/(premiums)	8,734
Realized gain (loss)	(80,918)
Change in unrealized appreciation/depreciation	(34,438)
Purchases/Payups	13,698,708
Sales/Paydowns	(4,052,381)
Transfers in to Level 3	0
Transfers out of Level 3	(581,722	) (b)

Balance as of 3/31/18	$26,048,508

Net change in unrealized appreciation/depreciation from investments held as of 3/31/18 (a)	$(121,491)

TAX-AWARE OVERLAY B PORTFOLIO	LONG-TERM MUNICIPAL BONDS		TOTAL
Balance as of 9/30/17	$46,366,088		$46,366,088
Accrued discounts/(premiums)	(229,931)		(229,931)
Realized gain (loss)	0		0
Change in unrealized appreciation/depreciation	(894,063)		(894,063)
Purchases/Payups	1,802,250		1,802,250
Sales/Paydowns	0		0
Transfers in to Level 3	0		0
Transfers out of Level 3	0		0

Balance as of 3/31/18	$47,044,344		$47,044,344

Net change in unrealized appreciation/depreciation from investments held as of 3/31/18 (a)	$(894,063)		$(894,063)

110	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY C PORTFOLIO	LONG-TERM MUNICIPAL BONDS	TOTAL
Balance as of 9/30/17	$9,248,064	$9,248,064
Accrued discounts/(premiums)	(58,078)	(58,078)
Realized gain (loss)	0	0
Change in unrealized appreciation/depreciation	(17,933)	(17,933)
Purchases/Payups	5,410,135	5,410,135
Sales/Paydowns	0	0
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 3/31/18	$14,582,188	$14,582,188

Net change in unrealized appreciation/depreciation from investments held as of 3/31/18 (a)	$(17,933)	$(17,933)

TAX-AWARE OVERLAY N PORTFOLIO	LONG-TERM MUNICIPAL BONDS	TOTAL
Balance as of 9/30/17	$6,213,443	$6,213,443
Accrued discounts/(premiums)	(27,505)	(27,505)
Realized gain (loss)	0	0
Change in unrealized appreciation/depreciation	130,087	130,087
Purchases/Payups	3,571,062	3,571,062
Sales/Paydowns	(2,705,000)	(2,705,000)
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 3/31/18	$7,182,087	$7,182,087

Net change in unrealized appreciation/depreciation from investments held as of 3/31/18 (a)	$129,349	$129,349

(a)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

(b)	There were de minimis transfers under 1% of net assets during the reporting period.

As of March 31, 2018, all Level 3 securities were priced by third party vendors.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of

2018 Semi-Annual Report	111

Notes to Financial Statements (continued)

prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

C.	Foreign Currency Translation

The accounting records of the Portfolios are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Portfolios do isolate the effect of changes in foreign exchange rates from changes in market prices of securities sold during the year, as required by the Internal Revenue Code.

The Portfolios may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on, management’s understanding of applicable local tax law.

In consideration of recent decisions rendered by the European courts, certain Portfolios filed reclaims to recover taxes withheld on dividends earned from certain European Union countries during calendar years 2008 through 2010. These filing are subject to various administrative and judicial proceedings within these countries. No amounts for additional tax reclaims are disclosed in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of March 31, 2018, the Portfolios did not have any unrecognized tax benefits.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

112	Sanford C. Bernstein Fund, Inc.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H.	Distribution of Income and Gains

Dividends from net investment income, if any, will be paid to shareholders at least once a year.

Distributions of net realized gains, less any available loss carryforwards, if any, for all the Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Portfolios pay the Adviser an investment management fee at an annual rate of 0.90% of the first $5 billion and 0.875% in excess of $5 billion for Overlay A and Tax-Aware Overlay A; 0.65% for Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N, of the average daily net assets of each Portfolio. Prior to January 1, 2018, the investment management fee was 0.90% of the average daily net assets of Overlay A and Tax-Aware Overlay A Portfolios.

The Adviser has agreed to waive its fees and bear certain expenses, exclusive of acquired fund fees and other than the advisory fees of any registered funds advised by the Adviser in which a Portfolio may invest, interest expense, taxes, extraordinary expenses, brokerage commission, and other transaction costs, to the extent necessary to limit the total portfolio operating expenses as a percentage of daily average net assets on an annual basis as follows:

PORTFOLIO	CLASS 1	CLASS 2
Overlay A	1.20%	1.00%
Tax-Aware Overlay A	1.20%	1.00%
Overlay B	0.90%	0.75%
Tax-Aware Overlay B	0.90%	0.75%
Tax-Aware Overlay C	0.90%	0.75%
Tax-Aware Overlay N	0.90%	0.75%

2018 Semi-Annual Report	113

Notes to Financial Statements (continued)

This fee waiver and/or expense limitation agreement will remain in effect until January 26, 2019 and then may be extended by the Adviser for additional one year terms. During the six months ended March 31, 2018, there was no such reimbursement.

During the year ended September 30, 2017, the Adviser reimbursed the Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios $775, $872, $2,581, $562, $443 and $408, respectively, for trading losses incurred due to a trade entry errors.

B.	Shareholder Servicing Fee

Under the Shareholder Servicing Agreement between the Sanford C. Bernstein Fund, Inc. and the Adviser, the Adviser pays expenses it incurs in providing shareholder servicing to the Fund, the Portfolios and individual shareholders. Such services include, but are not limited to, providing information to shareholders concerning their Sanford C. Bernstein Fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. Under the agreement, the fee paid by each Portfolio to the Adviser for services is 0.20 of 1%, annualized, of the average daily net assets of Class 1 Shares of Overlay A and Tax-Aware Overlay A Portfolios during the month, and 0.15 of 1%, annualized, of the average daily net assets of Class 1 Shares of Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios during the month.

C.	Distribution Arrangements

Under the Distribution Agreement between the Fund, on behalf of each Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D.	Investments in Affiliated Issuers

The Portfolios may invest in other investment companies advised by the Adviser, including AB Government Money Market Portfolio (the “Government Money Market Portfolio”) and AB All-Market Real Return Portfolio—Class Z (“AMRR”) which have contractual annual advisory fee rates of 0.20% and 0.75%, respectively, of the portfolios’ average daily net assets and bear their own expenses. In connection with the investment by the Portfolios in affiliated registered investment companies, the Adviser has contractually agreed to waive its advisory fee from the Portfolios in an amount equal to the Portfolios’ pro rata share of the effective advisory fee of the underlying affiliated registered investment company, as borne indirectly by the Portfolios as an acquired fund fee and expense. For the six months ended March 31, 2018, such waivers amounted to:

GOVERNMENT MONEY MARKET PORTFOLIO	AMOUNT
Overlay A	$234,552
Tax-Aware Overlay A	435,453
Overlay B	100,514
Tax-Aware Overlay B	113,477
Tax-Aware Overlay C	33,082
Tax-Aware Overlay N	17,191

AMRR	AMOUNT
Overlay A	$616,420
Tax-Aware Overlay A	1,212,661
Overlay B	172,030
Tax-Aware Overlay B	17,323
Tax-Aware Overlay C	5,064
Tax-Aware Overlay N	4,148

114	Sanford C. Bernstein Fund, Inc.

Overlay A Portfolio and Tax-Aware Overlay A Portfolio currently invest in Bernstein Fund, Inc.—International Small Cap Portfolio—Class Z, Bernstein Fund, Inc.—International Strategic Equities Portfolio—Class Z, Bernstein Fund Inc.—Small Cap Core Portfolio—Class Z, Sanford C. Bernstein Fund, Inc.—Emerging Markets Portfolio—Class Z, open-end management investment companies managed by the Adviser; Overlay A Portfolio and Tax-Aware Overlay A Portfolio currently invest in Sanford C. Bernstein Fund, Inc.—International Portfolio—Class Z and Sanford C. Bernstein Fund, Inc. Tax-Managed International Portfolio—Class Z, respectively. With respect to Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay and Tax-Aware Overlay C, the Adviser has contractually agreed to waive its management fees and/or bear Portfolio expenses through January 26, 2019, in an amount equal to the Portfolios’ proportionate share of all advisory fees and other expenses of the aforementioned funds that are indirectly borne by the Portfolios. For the six months ended March 31, 2018, such waivers amounted to:

PORTFOLIO	SANFORD C. BERNSTEIN FUND, INC. - TAXMANAGED INTERNATIONAL PORTFOLIO - CLASS Z	SANFORD C. BERNSTEIN FUND, INC. - INTERNATIONAL PORTFOLIO - CLASS Z	SANFORD C. BERNSTEIN FUND, INC. EMERGING MARKETS PORTFOLIO CLASS Z	BERNSTEIN FUND, INC. - INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO - CLASS Z	BERNSTEIN FUND, INC. - INTERNATIONAL SMALL CAP PORTFOLIO - CLASS Z	BERNSTEIN FUND, INC. SMALL CAP CORE PORTFOLIO CLASS Z
Overlay A	$0	$747,818	$243,695	$1,260,849	$518,883	$186,776
Tax-Aware Overlay A	1,462,468	0	498,436	2,582,797	1,063,423	382,601

The Portfolios may invest in other investment companies managed by the Adviser. A summary of the Portfolios’ transactions in such holdings for the six months ended March 31, 2018 is as follows:

SANFORD C. BERNSTEIN FUND, INC.—OVERLAY A PORTFOLIO
							DISTRIBUTIONS
FUND	MARKET VALUE 9/30/17 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 3/31/18 (000)	DIVIDEND INCOME (000)	REALIZED GAINS (000)
Government Money Market Portfolio	$307,808	$309,308	$467,063	$0	$0	$150,053	$1,189	$0
AB Bond Fund, Inc.:
AB All Market Real Return Portfolio	192,576	5,256	47,949	2,592	(1,881)	150,594	5,256	0
Bernstein Fund, Inc.:
International Small Cap Portfolio	88,432	9,897	0	0	2,949	101,278	2,168	1,208
International Strategic Equities Portfolio	286,771	34,953	0	0	11,382	333,106	3,996	4,420
Small Cap Core Portfolio	42,408	2,612	1,556	145	(1,540)	42,069	2,148	464
Sanford C. Bernstein Fund, Inc.:
AB Emerging Markets Portfolio	40,261	2,683	0	0	3,019	45,963	434	0
AB International Portfolio	161,987	18,455	0	0	3,666	184,108	2,262	0
Total				$2,737	$17,595	$1,007,171	$17,453	$6,092

2018 Semi-Annual Report	115

Notes to Financial Statements (continued)

SANFORD C. BERNSTEIN FUND, INC.—TAX-AWARE OVERLAY A PORTFOLIO
							DISTRIBUTIONS
FUND	MARKET VALUE 9/30/17 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 3/31/18 (000)	DIVIDEND INCOME (000)	REALIZED GAINS (000)
Government Money Market Portfolio	$454,158	$748,304	$895,849	$0	$0	$306,613	$2,239	$0
AB Bond Fund, Inc.:
AB All Market Real Return Portfolio	380,487	10,319	96,618	5,222	(3,786)	295,624	10,318	0
Bernstein Fund, Inc.:
International Small Cap Portfolio	180,385	23,626	0	0	6,119	210,130	4,422	2,463
International Strategic Equities Portfolio	584,254	84,112	0	0	23,499	691,865	8,142	9,005
Small Cap Core Portfolio	86,433	5,324	1,488	271	(3,078)	87,462	4,377	946
Sanford C. Bernstein Fund, Inc.:
AB Emerging Markets Portfolio	81,751	7,855	0	0	6,199	95,805	881	0
AB Tax-Managed International Portfolio	330,305	45,301	0	0	6,804	382,410	5,308	0
Total				$5,493	$35,757	$2,069,909	$35,687	$12,414

SANFORD C. BERNSTEIN FUND, INC.—OVERLAY B PORTFOLIO
							DISTRIBUTIONS
FUND	MARKET VALUE 9/30/17 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 3/31/18 (000)	DIVIDEND INCOME (000)	REALIZED GAINS (000)
Government Money Market Portfolio	$77,176	$268,733	$274,185	$0	$0	$71,724	$528	$0
AB Bond Fund, Inc.:
AB All Market Real Return Portfolio	51,698	1,494	10,522	569	(419)	42,820	1,495	0
Total				$569	$(419)	$114,544	$2,023	$0

SANFORD C. BERNSTEIN FUND, INC.—TAX-AWARE OVERLAY B PORTFOLIO
							DISTRIBUTIONS
FUND	MARKET VALUE 9/30/17 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 3/31/18 (000)	DIVIDEND INCOME (000)	REALIZED GAINS (000)
Government Money Market Portfolio	$143,211	$263,938	$309,085	$0	$0	$98,064	$587	$0
AB Bond Fund, Inc.:
AB All Market Real Return Portfolio	16,343	0	16,624	899	(618)	0	0	0
Total				$899	$(618)	$98,064	$587	$0

116	Sanford C. Bernstein Fund, Inc.

SANFORD C. BERNSTEIN FUND, INC.—TAX-AWARE OVERLAY C PORTFOLIO
							DISTRIBUTIONS
FUND	MARKET VALUE 9/30/17 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 3/31/18 (000)	DIVIDEND INCOME (000)	REALIZED GAINS (000)
Government Money Market Portfolio	$51,186	$62,448	$96,402	$0	$0	$17,232	$168	$0
AB Bond Fund, Inc.: AB All Market Real Return Portfolio	4,777	0	4,859	263	(181)	0	0	0
Total				$263	$(181)	$17,232	$168	$0

SANFORD C. BERNSTEIN FUND, INC.—TAX-AWARE OVERLAY N PORTFOLIO
							DISTRIBUTIONS
FUND	MARKET VALUE 9/30/17 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 3/31/18 (000)	DIVIDEND INCOME (000)	REALIZED GAINS (000)
Government Money Market Portfolio	$23,282	$76,199	$89,863	$0	$0	$9,618	$89	$0
AB Bond Fund, Inc.: AB All Market Real Return Portfolio	3,913	0	3,980	215	(148)	0	0	0
Total				$215	$(148)	$9,618	$89	$0

Brokerage commissions paid on investment transactions and brokerage commissions paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein & Co., Ltd., affiliates of the Adviser, for the six months ended March 31, 2018 were as follows:

PORTFOLIO	TOTAL COMMISSIONS	SANFORD C. BERNSTEIN & CO., LLC	SANFORD C. BERNSTEIN & CO., LTD.
Overlay A	$362,114	$0	$0
Tax-Aware Overlay A	753,510	0	0
Overlay B	119,349	0	0
Tax-Aware Overlay B	145,053	0	0
Tax-Aware Overlay C	45,348	0	0
Tax-Aware Overlay N	33,495	0	0

2018 Semi-Annual Report	117

Notes to Financial Statements (continued)

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the six months ended March 31, 2018, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

PORTFOLIO	PURCHASES EXCLUDING U.S. GOVERNMENT SECURITIES	PURCHASES OF U.S. GOVERNMENT SECURITIES	SALES EXCLUDING U.S. GOVERNMENT SECURITIES	SALES OF U.S. GOVERNMENT SECURITIES
Overlay A	$466,961,559	$0	$355,337,770	$0
Tax-Aware Overlay A	1,046,010,910	0	910,749,565	0
Overlay B	195,868,031	521,027,524	181,887,262	479,674,380
Tax-Aware Overlay B	328,286,749	5,479,195	152,362,297	65,383,254
Tax-Aware Overlay C	102,460,302	1,462,313	38,037,383	18,465,105
Tax-Aware Overlay N	74,158,428	0	44,810,071	13,869,070

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

	GROSS UNREALIZED		NET UNREALIZED APPRECIATION
PORTFOLIO	APPRECIATION	(DEPRECIATION)
Overlay A	$432,080,904	$(33,318,522)	$398,762,382
Tax-Aware Overlay A	937,048,778	(71,505,368)	865,543,410
Overlay B	58,289,024	(18,281,473)	40,007,551
Tax-Aware Overlay B	106,829,776	(15,478,346)	91,351,430
Tax-Aware Overlay C	29,614,452	(4,037,007)	25,577,445
Tax-Aware Overlay N	23,910,224	(3,212,979)	20,697,245

B.	Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures

Each Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolios bear the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolios may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time a Portfolio enters into futures, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

118	Sanford C. Bernstein Fund, Inc.

Use of long futures subjects the Portfolios to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolios to unlimited risk of loss. Each Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolios’ credit risk is subject to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended March 31, 2018, the Portfolios held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

Each Portfolio may enter into forward currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward currency exchange contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward currency exchange contract with a term greater than one year. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward currency exchange contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, the Portfolios may commit a substantial portion or the entire value of their Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward currency exchange contracts would have on the investment program of these Portfolios and the flexibility of the Portfolios to purchase additional securities.

During the six months ended March 31, 2018, the Portfolios held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swaps

The Portfolios may enter into swaps to hedge their exposure to interest rates, credit risk, or currencies. Certain Portfolios may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolios in accordance with the terms of the respective swaps to provide value and recourse to the Portfolios or their counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolios, and/or the termination value at the end of the contract. Therefore, the Portfolios consider the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolios and the counterparty and by the posting of collateral by the counterparty to the Portfolios to cover the Portfolios’ exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolios accrue for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps.

2018 Semi-Annual Report	119

Notes to Financial Statements (continued)

Upfront premiums paid or received in connection with credit default swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolios enter into a centrally cleared swap, the Portfolios deposit and maintain as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolios are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolios hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolios may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolios may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional amount.

In addition, a Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended March 31, 2018, the Overlay B Portfolio held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the six months ended March 31, 2018, the Overlay B Portfolio, Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio, and Tax-Aware Overlay N Portfolio held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolios may enter into credit default swaps, including to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults by corporate and sovereign issuers held by the Portfolios, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. The Portfolios may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit

120	Sanford C. Bernstein Fund, Inc.

default swap. During the term of the swap, the Portfolios receive/(pay) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If a Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolios will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolios for the same referenced obligations with the same counterparty. As of March 31, 2018, none of the Portfolios had Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sales Contracts outstanding.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If a Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If a Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended March 31, 2018, the Overlay B Portfolio, Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio, and Tax-Aware Overlay N Portfolio held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

Each Portfolio may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. A Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the six months ended March 31, 2018, the Overlay B Portfolio, Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio, and Tax-Aware Overlay N Portfolio held total return swaps for hedging and non-hedging purposes.

Variance Swaps:

A Portfolio may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the six months ended March 31, 2018, the Overlay B Portfolio held variance swaps for hedging and non-hedging purposes.

A Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral

2018 Semi-Annual Report	121

Notes to Financial Statements (continued)

and events of default or termination. Under an ISDA Master Agreement, a Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of a Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

A Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of a Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, a Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by the OTC counterparty tables below.

During the six months ended March 31, 2018, the Portfolios had entered into the following derivatives:

OVERLAY A PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Receivable/Payable for variation margin on futures	$5,463,986	*	Receivable/Payable for variation margin on futures	$154,517	*
Equity contracts	Receivable/Payable for variation margin on futures	16,902,320	*	Receivable/Payable for variation margin on futures	1,908,307	*
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	7,305,677		Unrealized depreciation on forward currency exchange contracts	6,668,263
Total		$29,671,983			$8,731,087

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(1,088,575)	$8,608,946
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(3,648,140)	10,188,096
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	1,498,915	(1,816,753)
Total		$(3,237,800)	$16,980,289

122	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY A PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Receivable/Payable for variation margin on futures	$7,547,220	*	Receivable/Payable for variation margin on futures	$72,321	*
Equity contracts	Receivable/Payable for variation margin on futures	35,334,097	*	Receivable/Payable for variation margin on futures	3,918,687	*
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	14,946,435		Unrealized depreciation on forward currency exchange contracts	14,414,749
Total		$57,827,752			$18,405,757

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(8,835,919)	$15,347,197
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(22,201,303)	24,780,433
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	4,276,836	(4,447,451)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(19,270)	0
Total		$(26,779,656)	$35,680,179

2018 Semi-Annual Report	123

Notes to Financial Statements (continued)

OVERLAY B PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Receivable/Payable for variation margin on futures	$3,904,254	*	Receivable/Payable for variation margin on futures	$1,284,144	*
Equity contracts	Receivable/Payable for variation margin on futures	1,633,491	*	Receivable/Payable for variation margin on futures	2,184,586	*
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	1,224,239	*	Receivable/Payable for variation margin on centrally cleared swaps	87,465	*
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	4,091,998		Unrealized depreciation on forward currency exchange contracts	3,253,760
Interest rate contracts	Unrealized appreciation on inflation swaps	332,085
Credit contracts	Unrealized appreciation on credit default swaps	42,783		Unrealized depreciation on credit default swaps	685,317
Equity contracts	Unrealized appreciation on variance swaps	115		Unrealized depreciation on variance swaps	220
Total		$11,228,965			$7,495,492

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$3,576,692	$2,864,126
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	9,667,934	(3,628,813)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(13,422)	1,468,447
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	363,780	1,004,049
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	242,949	80,807
Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	858,613	(444,997)
Total		$14,696,546	$1,343,619

124	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY B PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Equity contracts	Receivable/Payable for variation margin on futures	$3,522,261	*	Receivable/Payable for variation margin on futures	$2,868,359	*
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	2,770,176		Unrealized depreciation on forward currency exchange contracts	2,645,087
Interest rate contracts	Unrealized appreciation on inflation swaps	4,870,347		Unrealized depreciation on inflation swaps	1,392,092
Credit contracts	Unrealized appreciation on credit default swaps	79,127		Unrealized depreciation on credit default swaps	7,064
Total		$11,241,911			$6,912,602

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$4,419,467	$0
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	5,250,675	(5,145,059)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	2,028,723	(926,358)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(887,868)	5,403,479
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	47,689	72,063
Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	4,814,986	(4,173,306)
Total		$15,673,672	$(4,769,181)

2018 Semi-Annual Report	125

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY C PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Equity contracts	Receivable/Payable for variation margin on futures	$1,492,571	*	Receivable/Payable for variation margin on futures	$905,879	*
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	854,834		Unrealized depreciation on forward currency exchange contracts	778,602
Interest rate contracts	Unrealized appreciation on inflation swaps	1,524,017		Unrealized depreciation on inflation swaps	341,485
Credit contracts	Unrealized appreciation on credit default swaps	29,265		Unrealized depreciation on credit default swaps	2,072
Total		$3,900,687			$2,028,038

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$1,331,202	$0
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	2,178,817	(1,306,154)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	617,254	(232,268)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(295,956)	1,648,544
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	15,191	27,193
Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	1,418,126	(1,229,137)
Total		$5,264,634	$(1,091,822)

126	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY N PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Equity contracts	Receivable/Payable for variation margin on futures	$695,796	*	Receivable/Payable for variation margin on futures	$685,645	*
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	664,354		Unrealized depreciation on forward currency exchange contracts	618,597
Interest rate contracts	Unrealized appreciation on inflation swaps	1,173,490		Unrealized depreciation on inflation swaps	259,348
Credit contracts	Unrealized appreciation on credit default swaps	23,837		Unrealized depreciation on credit default swaps	1,687
Total		$2,557,477			$1,565,277

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$1,044,879	$0
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	1,526,584	(1,379,812)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	495,588	(213,591)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(197,304)	1,219,994
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	12,380	22,150
Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	1,164,498	(1,009,309)
Total		$4,046,625	$(1,360,568)

2018 Semi-Annual Report	127

Notes to Financial Statements (continued)

The following tables represent the average monthly volume of the Portfolios’ derivative transactions during the six months ended March 31, 2018:

OVERLAY A PORTFOLIO
Futures:
Average original value of buy contracts	$645,163,240
Average original value of sale contracts	$367,106,061
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$476,049,777
Average principal amount of sale contracts	$532,265,470

TAX-AWARE OVERLAY A PORTFOLIO
Futures:
Average original value of buy contracts	$1,256,987,264
Average original value of sale contracts	$670,283,179
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$983,774,990
Average principal amount of sale contracts	$1,095,508,087

OVERLAY B PORTFOLIO
Futures:
Average original value of buy contracts	$480,848,070
Average original value of sale contracts	$401,450,241
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$208,947,606
Average principal amount of sale contracts	$373,974,077
Inflation Swaps:
Average notional amount	$14,980,000
Centrally Cleared Interest Rate Swaps:
Average notional amount	$114,343,266
Credit Default Swaps:
Average notional amount of buy contracts	$11,119,000
Average notional amount of sale contracts	$13,933,286
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$2,720,000	(a)
Average notional amount of sale contracts	$3,410,000	(b)
Total Return Swaps:
Average notional amount	$15,558,560	(c)
Variance Swaps:
Average notional amount	$847,961	(d)

(a) Positions were open for less than one month during the period.

(b) Positions were open for five months during the period.

(c) Positions were open for one month during the period.

(d) Positions were open for three months during the period.

128	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY B PORTFOLIO
Futures:
Average original value of buy contracts	$291,815,473
Average original value of sale contracts	$132,169,875

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$219,004,863
Average principal amount of sale contracts	$147,996,139

Inflation Swaps:
Average notional amount	$265,137,143

Credit Default Swaps:
Average notional amount of sale contracts	$6,427,000	(a)

Total Return Swaps:
Average notional amount	$21,610,515	(b)

(a) Positions were open for five months during the period.

(b) Positions were open for one month during the period.

TAX-AWARE OVERLAY C PORTFOLIO
Futures:
Average original value of buy contracts	$89,263,086
Average original value of sale contracts	$42,732,920

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$67,664,061
Average principal amount of sale contracts	$43,928,050

Inflation Swaps:
Average notional amount	$79,094,286

Credit Default Swaps:
Average notional amount of sale contracts	$2,073,800	(a)

Total Return Swaps:
Average notional amount	$6,364,807	(b)

(a) Positions were open for five months during the period.

(b) Positions were open for one month during the period.

2018 Semi-Annual Report	129

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY N PORTFOLIO
Futures:
Average original value of buy contracts	$72,123,385
Average original value of sale contracts	$30,540,836

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$52,490,501
Average principal amount of sale contracts	$35,273,247

Inflation Swaps:
Average notional amount	$58,271,429

Credit Default Swaps:
Average notional amount of sale contracts	$1,689,600	(a)

Total Return Swaps:
Average notional amount	$5,226,478	(b)

(a) Positions were open for five months during the period.

(b) Positions were open for one month during the period.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements and net of the related collateral received/pledged by the Portfolios as of March 31, 2018.

Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

OVERLAY A PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVES ASSETS
Bank of America, NA	$171,929	$(171,929)	$0	$0	$0
Barclays Bank PLC	331,048	0	0	0	331,048
BNP Paribas SA	296,457	(296,457)	0	0	0
Citibank, NA	709,807	(709,807)	0	0	0
Credit Suisse International	999,946	(999,946)	0	0	0
Deutsche Bank AG	1,116,412	0	0	0	1,116,412
Goldman Sachs Bank USA	896,720	0	(790,000)	0	106,720
JPMorgan Chase Bank, NA	384,601	(384,601)	0	0	0
Morgan Stanley & Co., Inc.	281,124	(163,100)	0	0	118,024
Royal Bank of Scotland PLC	572,921	(446,916)	0	0	126,005
Standard Chartered Bank	1,543,429	0	0	0	1,543,429
State Street Bank & Trust Co.	1,283	0	0	0	1,283

Total	$7,305,677	$(3,172,756)	$(790,000)	$0	$3,342,921	^

130	Sanford C. Bernstein Fund, Inc.

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
Bank of America, NA	$903,288	$(171,929)	$0	$0	$731,359
BNP Paribas SA	877,828	(296,457)	0	(361,889)	219,482
Citibank, NA	874,371	(709,807)	0	0	164,564
Credit Suisse International	1,029,998	(999,946)	0	0	30,052
JPMorgan Chase Bank, NA	2,372,762	(384,601)	0	0	1,988,161
Morgan Stanley & Co., Inc.	163,100	(163,100)	0	0	0
Royal Bank of Scotland PLC	446,916	(446,916)	0	0	0

Total	$6,668,263	$(3,172,756)	$0	$(361,889)	$3,133,618	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

TAX-AWARE OVERLAY A PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVES ASSETS
Bank of America, NA	$325,123	$(325,123)	$0	$0	$0
Barclays Bank PLC	670,934	0	0	0	670,934
BNP Paribas SA	619,574	(619,574)	0	0	0
Citibank, NA	1,493,874	(1,493,874)	0	0	0
Credit Suisse International	2,063,987	(2,063,987)	0	0	0
Deutsche Bank AG	2,086,980	0	0	0	2,086,980
Goldman Sachs Bank USA	1,850,743	0	(1,620,000)	0	230,743
JPMorgan Chase Bank, NA	800,151	(800,151)	0	0	0
Morgan Stanley & Co., Inc.	588,813	(340,197)	0	0	248,616
Royal Bank of Scotland PLC	1,195,064	(972,577)	0	0	222,487
Standard Chartered Bank	3,251,192	0	0	0	3,251,192

Total	$14,946,435	$(6,615,483)	$(1,620,000)	$0	$6,710,952	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
Bank of America, NA	$1,881,770	$(325,123)	$0	$0	$1,556,647
BNP Paribas SA	1,839,078	(619,574)	0	(764,115)	455,389
Citibank, NA	1,720,430	(1,493,874)	0	0	226,556
Credit Suisse International	2,166,513	(2,063,987)	0	0	102,526
JPMorgan Chase Bank, NA	5,356,275	(800,151)	0	0	4,556,124
Morgan Stanley & Co., Inc.	340,197	(340,197)	0	0	0
Royal Bank of Scotland PLC	972,577	(972,577)	0	0	0
UBS AG	137,909	0	0	0	137,909

Total	$14,414,749	$(6,615,483)	$0	$(764,115)	$7,035,151	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2018 Semi-Annual Report	131

Notes to Financial Statements (continued)

Overlay B Portfolio
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVES ASSETS
Australia and New Zealand Banking Group Ltd.	$2,480	$0	$0	$0	$2,480
Bank of America, NA	610,053	(187,313)	0	0	422,740
Barclays Bank PLC	195,619	(41,963)	0	0	153,656
BNP Paribas SA	214,410	(214,410)	0	0	0
Citibank, NA	223,320	(223,320)	0	0	0
Citigroup Global Markets, Inc.	13	(13)	0	0	0
Credit Suisse International	281,141	(281,141)	0	0	0
Deutsche Bank AG	173,704	(173,704)	0	0	0
Goldman Sachs Bank USA/Goldman Sachs International	222,724	(222,724)	0	0	0
HSBC Bank USA	933,669	(933,669)	0	0	0
JPMorgan Chase Bank, NA	836,953	(749,949)	0	0	87,004
Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	63,954	(63,954)	0	0	0
Royal Bank of Scotland PLC	191,338	(191,338)	0	0	0
Standard Chartered Bank	365,789	(576)	0	0	365,213
State Street Bank & Trust Co.	113,163	(4,775)	0	0	108,388

Total	$4,428,330	$(3,288,849)	$0	$0	$1,139,481	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
Bank of America, NA	$187,313	$(187,313)	$0	$0	$0
Barclays Bank PLC	41,963	(41,963)	0	0	0
BNP Paribas SA	222,773	(214,410)	0	0	8,363
Citibank, NA	266,423	(223,320)	0	0	43,103
Citigroup Global Markets, Inc.	186,133	(13)	0	0	186,120
Credit Suisse International	657,343	(281,141)	0	(291,472)	84,730
Deutsche Bank AG	699,585	(173,704)	0	(525,881)	0
Goldman Sachs Bank USA/Goldman Sachs International	858,777	(222,724)	0	(636,053)	0
HSBC Bank USA	1,050,276	(933,669)	0	0	116,607
JPMorgan Chase Bank, NA	749,949	(749,949)	0	0	0
Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	148,069	(63,954)	0	0	84,115
Royal Bank of Scotland PLC	302,076	(191,338)	0	0	110,738
Standard Chartered Bank	576	(576)	0	0	0
State Street Bank & Trust Co.	4,775	(4,775)	0	0	0

Total	$5,376,031	$(3,288,849)	$0	$(1,453,406)	$633,776	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

132	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY B PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVES ASSETS
Bank of America, NA	$469,860	$(305,616)	$0	$0	$164,244
Barclays Bank PLC	340,629	(340,629)	0	0	0
BNP Paribas SA	94,881	(94,881)	0	0	0
Citibank, NA	1,762,047	(808,536)	(953,511)	0	0
Credit Suisse International	370,698	(370,698)	0	0	0
Deutsche Bank AG	993,213	(84,119)	(510,000)	(109,728)	289,366
Goldman Sachs Bank USA/ Goldman Sachs International	318,894	(106,979)	(211,915)	0	0
JPMorgan Chase Bank, NA	1,276,337	(716,707)	(559,630)	0	0
Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	1,066,045	(59,866)	(800,000)	0	206,179
Royal Bank of Scotland PLC	179,334	(179,334)	0	0	0
Standard Chartered Bank	768,585	0	0	0	768,585

Total	$7,640,523	$(3,067,365)	$(3,035,056)	$(109,728)	$1,428,374	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
Bank of America, NA	$305,616	$(305,616)	$0	$0	$0
Barclays Bank PLC	902,343	(340,629)	0	(404,918)	156,796
BNP Paribas SA	329,192	(94,881)	0	0	234,311
Citibank, NA	808,536	(808,536)	0	0	0
Credit Suisse International	586,840	(370,698)	0	0	216,142
Deutsche Bank AG	84,119	(84,119)	0	0	0
Goldman Sachs Bank USA/ Goldman Sachs International	106,979	(106,979)	0	0	0
JPMorgan Chase Bank, NA	716,707	(716,707)	0	0	0
Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	59,866	(59,866)	0	0	0
Royal Bank of Scotland PLC	454,793	(179,334)	0	0	275,459
State Street Bank & Trust Co.	646	0	0	0	646

Total	$4,355,637	$(3,067,365)	$0	$(404,918)	$883,354	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2018 Semi-Annual Report	133

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY C PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVES ASSETS
Bank of America, NA	$156,746	$(92,553)	$0	$0	$64,193
Barclays Bank PLC	69,511	(69,511)	0	0	0
BNP Paribas SA	28,531	(28,531)	0	0	0
Citibank, NA	531,078	(206,456)	(260,000)	0	64,622
Credit Suisse International	112,766	(112,766)	0	0	0
Deutsche Bank AG	317,589	(24,685)	(190,000)	0	102,904
Goldman Sachs Bank USA/Goldman Sachs International	96,079	(31,397)	0	0	64,682
JPMorgan Chase Bank, NA	279,903	(198,398)	(81,505)	0	0
Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	490,769	(18,160)	(260,000)	0	212,609
Royal Bank of Scotland PLC	54,103	(54,103)	0	0	0
Standard Chartered Bank	241,776	0	0	0	241,776

Total	$2,378,851	$(836,560)	$(791,505)	$0	$750,786	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
Bank of America, NA	$92,553	$(92,553)	$0	$0	$0
Barclays Bank PLC	229,542	(69,511)	0	(160,031)	0
BNP Paribas SA	98,437	(28,531)	0	0	69,906
Citibank, NA	206,456	(206,456)	0	0	0
Credit Suisse International	197,216	(112,766)	0	0	84,450
Deutsche Bank AG	24,685	(24,685)	0	0	0
Goldman Sachs Bank USA/Goldman Sachs International	31,397	(31,397)	0	0	0
JPMorgan Chase Bank, NA	198,398	(198,398)	0	0	0
Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	18,160	(18,160)	0	0	0
Royal Bank of Scotland PLC	136,907	(54,103)	0	0	82,804
State Street Bank & Trust Co.	296	0	0	0	296

Total	$1,234,047	$(836,560)	$0	$(160,031)	$237,456	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

134	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY N PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVES ASSETS
Bank of America, NA	$121,869	$(71,685)	$0	$0	$50,184
Barclays Bank PLC	46,525	(46,525)	0	0	0
BNP Paribas SA	22,226	(22,226)	0	0	0
Citibank, NA	478,959	(140,690)	(280,000)	0	58,269
Credit Suisse International	88,284	(88,284)	0	0	0
Deutsche Bank AG	280,075	(20,133)	(160,000)	0	99,942
Goldman Sachs Bank USA/Goldman Sachs International	75,193	(25,617)	(30,000)	0	19,576
JPMorgan Chase Bank, NA	282,470	(165,933)	(116,537)	0	0
Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	217,797	(14,117)	0	0	203,680
Royal Bank of Scotland PLC	42,205	(42,205)	0	0	0
Standard Chartered Bank	182,241	0	0	0	182,241

Total	$1,837,844	$(637,415)	$(586,537)	$0	$613,892	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
Bank of America, NA	$71,685	$(71,685)	$0	$0	$0
Barclays Bank PLC	192,882	(46,525)	0	(146,357)	0
BNP Paribas SA	77,712	(22,226)	0	0	55,486
Citibank, NA	140,690	(140,690)	0	0	0
Credit Suisse International	155,017	(88,284)	0	0	66,733
Deutsche Bank AG	20,133	(20,133)	0	0	0
Goldman Sachs Bank USA/Goldman Sachs International	25,617	(25,617)	0	0	0
JPMorgan Chase Bank, NA	165,933	(165,933)	0	0	0
Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	14,117	(14,117)	0	0	0
Royal Bank of Scotland PLC	106,928	(42,205)	0	0	64,723
State Street Bank & Trust Co.	9	0	0	0	9

Total	$970,723	$(637,415)	$0	$(146,357)	$186,951	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2018 Semi-Annual Report	135

Notes to Financial Statements (continued)

C.	Currency Transactions

The Portfolios may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolios and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D.	TBA

The Portfolios may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

NOTE 4.	Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2018 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2017 and September 30, 2016 were as follows:

PORTFOLIO	2017	2016
Overlay A
Distributions paid from:
Ordinary income	$11,662,754	$8,745,277
Long-term capital gains	0	76,448,898

Total distributions paid	$11,662,754	$85,194,175

Tax-Aware Overlay A
Distributions paid from:
Ordinary income	$23,304,471	$15,585,456
Long-term capital gains	0	154,670,784

Total distributions paid	$23,304,471	$170,256,240

Overlay B
Distributions paid from:
Ordinary income	$28,460,071	$15,974
Long-term capital gains	0	16,349,431

Total distributions paid	$28,460,071	$16,365,405

Tax-Aware Overlay B
Distributions paid from:
Ordinary income	$23,433,683	$6,238,683
Long-term capital gains	0	3,054,395

Total taxable distributions	23,433,683	9,293,078
Tax exempt distributions	23,538,089	17,785,456

Total distributions paid	$46,971,772	$27,078,534

136	Sanford C. Bernstein Fund, Inc.

PORTFOLIO	2017	2016
Tax-Aware Overlay C
Distributions paid from:
Ordinary income	$6,171,990	$2,447,833
Long-term capital gains	0	1,730,441

Total taxable distributions	6,171,990	4,178,274
Tax exempt distributions	3,724,239	5,396,111

Total distributions paid	$9,896,229	$9,574,385

Tax-Aware Overlay N
Distributions paid from:
Ordinary income	$5,745,913	$1,820,673
Long-term capital gains	0	871,649

Total taxable distributions	5,745,913	2,692,322
Tax exempt distributions	3,458,846	4,623,098

Total distributions paid	$9,204,759	$7,315,420

As of September 30, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

PORTFOLIO	UNDISTRIBUTED ORDINARY INCOME(a)	UNDISTRIBUTED LONG-TERM GAINS	ACCUMULATED CAPITAL AND OTHER (LOSSES)(b)	UNREALIZED APPRECIATION/ (DEPRECIATION)(c)	TOTAL ACCUMULATED EARNINGS/ (DEFICIT)(d)
Overlay A	$18,619,078	$0	$(28,370,887)	$379,347,314	$369,595,505
Tax-Aware Overlay A	41,778,291	2,741,037	0	844,066,822	888,586,150
Overlay B	28,704,577	0	(645,891)	43,839,456	71,898,142
Tax-Aware Overlay B	45,804,571	23,100,277	0	103,091,592	171,996,440
Tax-Aware Overlay C	13,469,626	6,029,472	0	28,684,445	48,183,543
Tax-Aware Overlay N	10,846,796	4,655,672	0	23,857,284	39,359,752

(a)	Includes tax exempt income as shown below:

PORTFOLIO
Tax-Aware Overlay B	$17,472,856
Tax-Aware Overlay C	5,009,837
Tax-Aware Overlay N	3,735,501

(b)	As of September 30, 2017, certain Portfolios had capital loss carryforwards for federal income tax purposes. During the fiscal year ended September 30, 2017, Overlay A Portfolio, Tax-Aware Overlay A Portfolio and Overlay B Portfolio utilized capital loss carryforwards of $85,146,366, $194,256,985, and $10,983,329 respectively to offset current year net realized gains. As of September 30, 2017 Overlay B Portfolio deferred $645,891 in straddle losses.

(c)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), the realization for tax purposes of gains/losses on certain derivative instruments, and the tax treatment of Treasury inflation-protected securities and partnership investments.

(d)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the amortization of offering costs.

2018 Semi-Annual Report	137

Notes to Financial Statements (continued)

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Portfolios are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses.

As of September 30, 2017, the following Portfolios had net capital loss carryforwards of which will expire as follows:

PORTFOLIO	SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
Overlay A	$28,370,887	$0	No expiration

NOTE 5.	Risks Involved in Investing in the Portfolios

Market Risk—The Portfolios are subject to market risk, which is the risk that stock and bond prices in general may decline over short or extended periods. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities market. The US government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets. Other governments have tried to support markets by buying stocks and through other market interventions. Government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Further Federal Reserve or other US or non-US governmental or central bank actions, including interest rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invest.

Current political uncertainty surrounding the European Union (“EU”) and its membership may increase market volatility. The United Kingdom has voted to withdraw from the EU, and one or more other countries may withdraw from the EU and/or abandon the Euro, the common currency of the EU. The financial instability of some countries in the EU, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

Management Risk—The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios. The Portfolios do not seek to control risk relative to, or to outperform, a particular securities market benchmark. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Allocation Risk—The allocation of investments among different global asset classes may have a significant effect on the Portfolios’ NAV when one of these asset classes is performing more poorly than others. As both the direct investments and derivative positions will be periodically rebalanced to reflect the Adviser’s view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolios may incur significant losses.

Derivatives Risk—The Portfolios intend to use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other

138	Sanford C. Bernstein Fund, Inc.

risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. Government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Leverage Risk—Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Portfolios’ investments and make it more volatile. The use of leverage may cause the Portfolios to liquidate portfolio positions when it may not be advantageous to do so.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. To the extent the Portfolios invest in municipal securities, the Portfolios are subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

Redemption Risk—The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Mortgage-Related Securities Risk—Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk—The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by health care

2018 Semi-Annual Report	139

Notes to Financial Statements (continued)

costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. To the extent the Portfolio invests in a particular state’s municipal securities, it may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes and earthquakes. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities. In addition, recent proposals in Congress regarding tax reform could have a material impact on the value of municipal securities. Changes in tax rates or the treatment of income from municipal securities, among other things, and could negatively affect the municipal securities markets.

The Portfolios may invest in the municipal securities of Puerto Rico and other US territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other US issuers of municipal securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn in the recent recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Interest Rate Risk—This is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds and notes. The Portfolios may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolios’ investments to decline and this decrease in value may not be offset by higher income from new investments. A Portfolio may experience increased interest rate risk to the extent they invest in fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from a Portfolio that invests largely in fixed-income securities.

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell and less liquid.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years would be expected to decrease in value by approximately 3% if interest rates increase by 1%. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

140	Sanford C. Bernstein Fund, Inc.

Emerging Markets Securities Risk—The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Commodity Risk—The value of commodity-linked derivatives, exchange traded notes and exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

Lower-rated Securities Risk—Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Real Estate Related Securities Risk— Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. Investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Investing in REITs also involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies, including other AB Mutual Funds and ETFs, are subject to market and selection risk. In addition, if the Portfolios acquire shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolios (including management and advisory fees) and, indirectly, the expenses of the investment companies.

Tax Risk—There is no guarantee that the income on a Municipal Portfolios’ municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal

2018 Semi-Annual Report	141

Notes to Financial Statements (continued)

income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable. The U.S. Congress has considered changes to U.S. federal tax law that would, if enacted, have a negative impact on certain types of municipal securities, such as private activity bonds, or would otherwise make investments in municipal bonds less attractive.

Portfolio Turnover Risk—Some or all of the strategies utilized by the Portfolios may involve frequent and active trading. This trading may increase the Portfolios’ rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover may increase transaction costs, which must be borne by the Portfolios and their shareholders.

Cybersecurity Risk—Cybersecurity incidents may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolios, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE 6.	Capital-Share Transactions

As of March 31, 2018, the Sanford C. Bernstein Fund, Inc., has authorized 15.5 billion shares of common stock, par value $0.001 per share, of which 3.6 billion shares are allocated to the Overlay Portfolios. Each Class 1 and Class 2 of the Overlay Portfolios is allocated 300 million shares.

Share transactions for each Portfolio for the six months ended March 31, 2018 and the year ended September 30, 2017, were as follows:

	OVERLAY A PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/18 (UNAUDITED)	YEAR ENDED 9/30/17	SIX MONTHS ENDED 3/31/18 (UNAUDITED)	YEAR ENDED 9/30/17
Class 1 Shares
Shares sold	6,577,089	15,586,610	$90,527,004	$190,750,643
Shares issued on reinvestment of dividends and distributions	1,484,524	662,025	20,337,972	7,785,415
Shares redeemed	(9,751,773)	(21,875,208)	(133,932,669)	(266,997,228)

Net decrease	(1,690,160)	(5,626,573)	$(23,067,693)	$(68,461,170)

Class 2 Shares
Shares sold	2,666,314	5,628,109	$37,043,092	$67,609,327
Shares issued on reinvestment of dividends and distributions	411,456	221,358	5,641,063	2,605,382
Shares redeemed	(5,700,673)	(7,137,896)	(77,920,050)	(86,665,674)

Net decrease	(2,622,903)	(1,288,429)	$(35,235,895)	$(16,450,965)

142	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY A PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/18 (UNAUDITED)	YEAR ENDED 9/30/17	SIX MONTHS ENDED 3/31/18 (UNAUDITED)	YEAR ENDED 9/30/17
Class 1 Shares
Shares sold	10,076,784	23,014,100	$145,667,336	$297,454,920
Shares issued on reinvestment of dividends and distributions	4,869,314	1,087,296	69,825,960	13,547,704
Shares redeemed	(13,609,827)	(37,893,895)	(196,999,433)	(489,610,972)

Net increase (decrease)	1,336,271	(13,792,499)	$18,493,863	$(178,608,348)

Class 2 Shares
Shares sold	3,375,308	7,688,763	$49,014,698	$99,973,074
Shares issued on reinvestment of dividends and distributions	1,464,083	415,554	21,024,237	5,186,117
Shares redeemed	(3,876,124)	(11,124,990)	(56,397,573)	(145,043,571)

Net increase (decrease)	963,267	(3,020,673)	$13,641,362	$(39,884,380)

	OVERLAY B PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/18 (UNAUDITED)	YEAR ENDED 9/30/17	SIX MONTHS ENDED 3/31/18 (UNAUDITED)	YEAR ENDED 9/30/17
Class 1 Shares
Shares sold	6,786,801	15,114,885	$74,979,873	$160,834,105
Shares issued on reinvestment of dividends and distributions	1,807,577	1,830,582	19,829,121	18,818,387
Shares redeemed	(6,068,724)	(13,673,523)	(67,054,998)	(145,095,230)

Net increase	2,525,654	3,271,944	$27,753,996	$34,557,262

Class 2 Shares
Shares sold	3,593,022	3,415,945	$39,891,314	$36,325,450
Shares issued on reinvestment of dividends and distributions	452,799	497,713	4,971,736	5,126,442
Shares redeemed	(3,008,678)	(6,923,395)	(33,399,159)	(73,811,795)

Net increase (decrease)	1,037,143	(3,009,737)	$11,463,891	$(32,359,903)

2018 Semi-Annual Report	143

Notes to Financial Statements (continued)

	TAX-AWARE OVERLAY B PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/18 (UNAUDITED)	YEAR ENDED 9/30/17	SIX MONTHS ENDED 3/31/18 (UNAUDITED)	YEAR ENDED 9/30/17
Class 1 Shares
Shares sold	7,578,879	13,312,648	$86,018,912	$148,164,919
Shares issued on reinvestment of dividends and distributions	4,291,814	2,569,536	48,068,311	27,648,212
Shares redeemed	(6,572,321)	(18,548,385)	(74,778,176)	(205,685,050)

Net increase (decrease)	5,298,372	(2,666,201)	$59,309,047	$(29,871,919)

Class 2 Shares
Shares sold	4,688,048	5,816,398	$53,314,348	$64,796,918
Shares issued on reinvestment of dividends and distributions	2,043,427	1,250,091	22,906,813	13,463,471
Shares redeemed	(3,285,894)	(7,888,081)	(37,615,643)	(87,616,230)

Net increase (decrease)	3,445,581	(821,592)	$38,605,518	$(9,355,841)

	TAX-AWARE OVERLAY C PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/18 (UNAUDITED)	YEAR ENDED 9/30/17	SIX MONTHS ENDED 3/31/18 (UNAUDITED)	YEAR ENDED 9/30/17
Class 1 Shares
Shares sold	2,008,281	3,985,506	$22,791,137	$44,420,180
Shares issued on reinvestment of dividends and distributions	1,130,093	504,359	12,679,647	5,426,900
Shares redeemed	(1,749,704)	(4,876,216)	(19,997,023)	(54,127,409)

Net increase (decrease)	1,388,670	(386,351)	$15,473,761	$(4,280,329)

Class 2 Shares
Shares sold	1,166,248	1,832,690	$13,289,553	$20,504,718
Shares issued on reinvestment of dividends and distributions	706,021	325,775	7,928,617	3,505,340
Shares redeemed	(957,557)	(1,440,835)	(10,868,352)	(15,901,890)

Net increase	914,712	717,630	$10,349,818	$8,108,168

144	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY N PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/18 (UNAUDITED)	YEAR ENDED 9/30/17	SIX MONTHS ENDED 3/31/18 (UNAUDITED)	YEAR ENDED 9/30/17
Class 1 Shares
Shares sold	2,254,587	3,740,437	$25,464,800	$41,310,859
Shares issued on reinvestment of dividends and distributions	1,186,021	618,869	13,224,131	6,615,709
Shares redeemed	(1,925,848)	(4,865,009)	(21,833,512)	(53,792,311)

Net increase (decrease)	1,514,760	(505,703)	$16,855,419	$(5,865,743)

Class 2 Shares
Shares sold	147,435	1,157,651	$1,678,222	$12,774,749
Shares issued on reinvestment of dividends and distributions	292,209	165,395	3,263,975	1,769,729
Shares redeemed	(466,716)	(1,621,934)	(5,291,114)	(17,909,786)

Net decrease	(27,072)	(298,888)	$(348,917)	$(3,365,308)

NOTE 7.	Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE 8.	Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Portfolios’ financial statements through this date.

2018 Semi-Annual Report	145

Sanford C. Bernstein Fund, Inc.—Overlay Portfolios

BOARD OF DIRECTORS

Bart Friedman*^

Chairman

Kathleen Fisher

President

R. Jay Gerken*

Director

William Kristol*

Director

Debra Perry*

Director

Donald K. Peterson*

Director

OFFICERS

Alexander Barenboym(1)

Vice President

Daniel J. Loewy(1)

Vice President

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Phyllis J. Clarke

Controller

Emilie D. Wrapp

Secretary

Vincent S. Noto

Chief Compliance Officer

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, New York 10017

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, Massachusetts 02210

TRANSFER AGENT

DST Asset Manager Solutions

2000 Crown Colony Drive

Quincy, Massachusetts 02169

INVESTMENT ADVISER

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

* Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

^ Member of the Fair Value Pricing Committee.

(1) The day-to-day management of, and investment decisions for, the Overlay Portfolios are made by the Asset Allocation Team. Messrs. Barenboym and Loewy are the investment professionals with the most significant responsibility for the day-to-day management of the Funds’ portfolios.

146	Sanford C. Bernstein Fund, Inc.

Board’s Consideration of Investment Management Arrangement

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

Short Duration Diversified Municipal Portfolio

New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

The Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreement between the Sanford C. Bernstein Fund, Inc. (the “Fund”), on behalf of the Tax-Managed International, International, Emerging Markets, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, Short Duration Plus, Intermediate Duration, Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) and AllianceBernstein L.P. (the “Adviser”) (the “Investment Management Agreement”) at a meeting held on October 25-26, 2017. In connection with the process relating to the annual review of the Investment Management Agreement between the Fund and the Adviser, the Adviser received a letter dated August 18, 2017, from counsel to the Independent Directors. The letter contained a list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, met in person in July 2017 and received and reviewed certain information relating to the profitability of the Adviser in 2016 and prior years in relation to its services to the Fund, and received and evaluated extensive additional materials relating to the renewal of the Investment Management Agreement from the Adviser during in-person meetings in September and October 2017. In addition, the Independent Directors received materials prepared by the Senior Officer1 as described below. At the July 27, 2017 meeting, the Independent Directors met separately with independent counsel and the Senior Officer, and met with Seth Bernstein, the Chief Executive Officer of the Adviser, to discuss (among other things) the importance of the Private Client business to the Adviser and the role played by the Portfolios, as well as the capabilities the Adviser could provide to clients. On September 28, 2017, the Board of Directors held an in-person meeting to discuss its review of the Investment Management Agreement and the materials the Directors had been provided. Also on September 28, 2017, the Independent Directors met separately with independent counsel and the Senior Officer in executive session. Following the September 28, 2017 meeting, the Independent Directors, through counsel, requested certain additional information which was provided by the Adviser on October 5, 2017. The Independent Directors held a telephonic meeting on October 17, 2017 to discuss the contract renewal materials and supplemental materials. On October 25-26, 2017, the Board of Directors held an in-person meeting to continue their review of the Investment Management Agreement. During this meeting, the Independent Directors met with counsel to the Independent Directors as well as the Fund’s Senior Officer to review the contract renewal materials provided by the Adviser as well as the Senior Officer’s report and conclusions. At the conclusion of this meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

In approving the continuation of the Investment Management Agreement, the Board of Directors, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Agreement and considered whether continuation of the Investment Management Agreement would be in the best interests of each Portfolio.

The Board of Directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer of the reasonableness of the advisory fees in the Investment Management Agreement, wherein the Senior Officer concluded that the contractual fees contained in the Adviser’s proposal were reasonable with respect to all Portfolios and within the range of what would have been negotiated at arms-length in light of the surrounding circumstances.

1 Philip Kirstein, the Fund’s Senior Officer, retired effective 12/31/2017.

2018 Semi-Annual Report	147

Board’s Consideration of Investment Management Arrangement (continued)

The matters discussed below were considered separately by the Independent Directors in executive sessions, during which experienced counsel that is independent of the Adviser provided guidance to the Independent Directors. No single factor was considered in isolation or to be determinative to the decision of the Board to approve the continuation of the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered, and in light of the proposal to establish breakpoints for the Overlay A and the Tax-Aware Overlay A Portfolios’ fee schedules, and to reduce fees for the Short Duration Diversified Municipal, Short Duration Plus, Intermediate Duration, Tax-Managed International, International, and Emerging Markets Portfolios, effective January 1, 2018, that it was in the best interests of each Portfolio to approve the continuation of the Investment Management Agreement including the fees to be charged for services thereunder, as summarized below.

Fees and Expenses

The Board of Directors, including the Independent Directors, compared the fees and expense ratios of each Portfolio as proposed by the Adviser (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The Senior Officer also performed analyses of the advisory fees, and compared such analyses to the Portfolios’ peer groups.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser, including information about recent advisory fee changes with respect to other investment companies and non-investment company clients advised by the Adviser.

On the basis of its review and consideration of the fees as described above and the Board’s consideration of the other factors described below, the Board concluded that the contractual advisory fees as proposed are reasonable.

Nature, Extent and Quality of Services

The Board of Directors, including the Independent Directors, considered the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its compliance, administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout changing market environments. The Board reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios and noted that such staff appeared sufficient to provide a high level of service to the Portfolios. The Board also considered how the organizational capabilities and financial condition of the Adviser may affect the nature and quality of its services. The Board further reviewed information about AXA Financial’s proposed initial public offering (“IPO”) of a minority stake in its US operations, including AXA Group’s interest in the Adviser, and the statements of the Adviser that it will continue to operate as an independent, publicly-traded US asset manager and that the IPO is not anticipated to change the Adviser’s current management structure or strategy.

In considering the nature and quality of the services provided by the Adviser, the Board of Directors, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. (The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios.) The Board was provided with performance data versus each Portfolio’s peer group, for the l-year, 3-year, 5-year and 10-year periods, as applicable, ended June 30, 2017 (“relevant periods”) and versus each Portfolio’s benchmark index, for the year to date, l-year, 3-years, 5-years, 10-years and since inception periods, as applicable, ended June 30, 2017. Both the funds included

148	Sanford C. Bernstein Fund, Inc.

in each Portfolio’s peer group and the comparative performance data were provided to the Directors by Broadridge. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year.

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlay Portfolios can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in seeking to provide the desired risk/return trade-off for their investors. The Directors also noted the Adviser’s continued efforts to enhance the Overlay Portfolios.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board of Directors, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the Portfolios. The materials provided to the Independent Directors included information indicating the profitability of the Portfolios to the Adviser for calendar years 2015 and 2016, which had been reviewed by an independent consultant retained by the Senior Officer. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolios, and that they had focused on profitability before taxes and distribution expenses. The Directors also received a presentation at the July 27, 2017 Board meeting from the independent consultant who reviewed the Adviser’s method of calculating profitability. The Directors recognized that it is difficult to make comparisons of profitability among fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors including different cost accounting methodologies.

After reviewing all relevant factors, the Board of Directors, including the Independent Directors, concluded that the level of the Adviser’s profits in respect of its management of the Portfolios was not excessive.

Economies of Scale

The Board of Directors, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.

At the October 26, 2017 Board meeting, the Directors received the Senior Officer Report which included a discussion of possible economies of scale. The Directors discussed with the Senior Officer possible ways in which any such economies of scale may be shared with the Portfolios, including by investment in enhanced services.

After reviewing the profitability and economies of scale information provided by the Adviser, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things, breakpoint arrangements as currently in effect as well as the new breakpoints proposed for the Overlay A and Tax-Aware Overlay A Portfolios; proposed fee reductions for the Short Duration Diversified Municipal, Short Duration Plus, Intermediate Duration, Tax-Managed International, International, and Emerging Markets Portfolios, effective January 1, 2018; the fact that that the New York Municipal Portfolio, California Municipal Portfolio and Diversified Municipal Portfolio had recently implemented advisory fee reductions in 2017; the fact that in the case of the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios the fee levels initially established had assumed achievement of significant scale and that these Portfolios are considerably smaller in asset size than the Overlay A and Tax-Aware Overlay A Portfolios; expense caps and waivers on select Portfolios; and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements, although the Adviser decreased its operating expenses and staff in recent years. The Directors also noted that, because of the investment by the Overlay A and Tax-Aware Overlay A Portfolios in affiliated portfolios, there are significant waivers of management fees for the Overlay A and Tax-Aware Overlay A Portfolios to reflect their investment in such affiliated portfolios.

2018 Semi-Annual Report	149

Board’s Consideration of Investment Management Arrangement (continued)

Fall-Out Benefits and Other Revenue

The Board of Directors, including the Independent Directors, also took into account so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby the Adviser receives the benefit of research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, and transfer agency fees paid by the retail share classes of certain Portfolios to a wholly-owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, with the addition of breakpoints to the Overlay A and the Tax-Aware Overlay A Portfolios’ fee schedules, and with the reduction of certain other Portfolios’ contractual fee schedules, as set forth below:

ADVISORY FEE SCHEDULE
Short Duration Diversified Municipal Portfolio	0.30% of the first $750 million; 0.25% of assets in excess of $750 million

Short Duration Plus Portfolio	0.35% of the first $750 million; 0.30% of assets in excess of $750 million

New York Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion

California Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion

Diversified Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion up to, but not exceeding $7 billion; 0.225% of assets in excess of $7 billion

Intermediate Duration Portfolio	0.45% of the first $2.5 billion; 0.40% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $8 billion; 0.30% of assets in excess of $8 billion

Tax-Managed International Portfolio	0.75% of the first $2.5 billion; 0.65% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.60% in excess of $5 billion

International Portfolio	0.75% of the first $2.5 billion; 0.65% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.60% in excess of $5 billion

Emerging Markets Portfolio	0.95% of the first $2.5 billion; 0.90% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% in excess of $5 billion

150	Sanford C. Bernstein Fund, Inc.

ADVISORY FEE SCHEDULE
Overlay A Portfolio	0.90% of the first $5 billion; 0.875% in excess of $5 billion

Tax-Aware Overlay A Portfolio	0.90% of the first $5 billion; 0.875% in excess of $5 billion

Overlay B Portfolio	0.65%

Tax-Aware Overlay B Portfolio	0.65%

Tax-Aware Overlay C Portfolio	0.65%

Tax-Aware Overlay N Portfolio	0.65%

2018 Semi-Annual Report	151

Distributor

SANFORD C. BERNSTEIN FUND, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCBII–1947–0318

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Sanford C. Bernstein Fund, Inc.

By:	/s/ Kathleen M. Fisher
Kathleen M. Fisher
President

Date:	May 25, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kathleen M. Fisher
Kathleen M. Fisher
President

Date:	May 25, 2018

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	May 25, 2018